                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  APRIL 30

Date of reporting period: APRIL 30, 2018

Item 1. Report to Shareholders

ANNUAL REPORT
April 30, 2018

VANECK VECTORS®

AMT-Free Intermediate Municipal Index ETF	ITM®

AMT-Free Long Municipal Index ETF	MLN®

AMT-Free Short Municipal Index ETF	SMB®

High-Yield Municipal Index ETF	HYD®

Pre-Refunded Municipal Index ETF	PRB®

Short High-Yield Municipal Index ETF	SHYD®

CEF Municipal Income ETF	XMPT®

800.826.2333	vaneck.com

The information contained in the management discussion represents the opinions of VanEck Vectors ETFs and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck Vectors ETFs are as of April 30, 2018, and are subject to change.

VANECK VECTORS ETFs

April 30, 2018 (unaudited)

Dear Shareholder,

With municipal bond closed-end funds (CEFs) currently trading at very attractive discounts (market price below net asset value), we believe this may present an exciting buying opportunity for investors in the VanEck Vectors CEF Municipal Income ETF (NYSE Arca: XMPT).

Premium/Discount: CEFs Held by VanEck Vectors CEF Municipal Income ETF (XMPT)

Source: VanEck. Data as of 04/30/2018. Past performance is not indicative of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Dividend Cuts and Rising Rates

Among the various reasons behind these discounts are dividend cuts, which are mostly attributable to rising U.S. short-term interest rates. Many of the larger muni closed-end funds have cut their dividend over the past few months, with the majority having done so at the end of 2017. These cuts have ranged anywhere from 1% to 16%, with the average at approximately 11%.

Higher short-term rates have also increased the borrowing costs for leveraged funds. As a result, the spread (long-term bond income minus the cost of short-term borrowings) made on the leveraged assets has decreased. Along with lackluster performance, discounts appear to have widened further as the marketplace became aware of the dividend cuts. This led to further selling, adding to the downward pressure on prices.

The Fed is expected to continue to hike the Fed funds interest rate over the course of 2018. Beyond short-term rate increases, rising long-term rates can also hurt asset values, and fears of long-term rates going higher in the near-term may also deter investors.

An Exciting Buying Opportunity?

While in the near term, discounts may widen a bit further, we encourage investors to monitor the space closely and consider current levels in what may be a potential buying opportunity. The current discounts of CEFs may offset to some degree the impact of any potential dividend cuts. In addition, we believe the discounts will likely narrow if buyers come back into the market chasing higher yields.

We believe XMPT provides investors with a simple option for holding a diversified basket of muni closed-end funds. The fund seeks to track an index with a modified net asset-weighting methodology, designed specifically

1

VANECK VECTORS ETFs

(unaudited) (continued)

to take advantage of the inherent inefficiencies of closed-end fund trading. This methodology underweights CEFs trading at premiums and overweights CEFs trading at discounts, creating a natural buy-low and sell-high approach.

To help you stay in the know and make sense of the muni market consider subscribing to Muni Nation®, our blog on the municipal bond market written by Jim Colby, senior municipal strategist and portfolio manager. To subscribe to the updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

Thank you for participating in the VanEck Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12-month period ending April 30, 2018. You will also find their respective financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

May 16, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

2

Management Discussion (unaudited)

Market Review

During the 12-month period ended April 30, 2018, four funds in the suite of VanEck Vectors Municipal Income ETFs posted positive returns. The VanEck Vectors High-Yield Municipal Index ETF (NYSE Arca: HYD) was the best performer and the VanEck Vectors CEF Municipal Income ETF (NYSE Arca: XMPT) performed least well.

May 1, 2017 through April 30, 2018
VanEck Vectors Municipal Income ETFs Total Return

Source: VanEck Research. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and ETF share values will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. ETF returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Current performance may be lower or higher than performance data quoted.

AMT-Free Intermediate Municipal Index ETF

Munis from California contributed the most to the total return of the Fund. When grouped by state/U.S. territory, munis from Iowa detracted the most from performance, but then only minimally. State and local munis were the two largest contributing sectors to the Fund’s performance.

AMT-Free Long Municipal Index ETF

The healthcare, transportation, local, and water & sewer sectors contributed most to the Fund’s total return and while no sector detracted from performance, the solid waste/resource recovery sector contributed the least. Municipal bonds issued by California and New York contributed the most to performance. Grouped by state/U.S. territory, municipal bonds issued by Oklahoma were the greatest detractors from performance, but then only minimally.

AMT-Free Short Municipal Index ETF/Pre-Refunded Municipal Index ETF

Among short munis, the leasing sector contributed the greatest positive return to AMT-Free Short Municipal Index ETF. The local, state, and special tax sectors accounted for the slight negative return. In terms of state/U.S. territory, New Jersey contributed by far the most to the total return of the Fund, while New York detracted the most from performance.

Munis from Virginia contributed the most to the positive total return of the Pre-Refunded Municipal Index ETF. Grouped by state/U.S. territory, munis from Ohio and Mississippi detracted the most from performance.

3

VANECK VECTORS ETFs

(unaudited) (continued)

Short High-Yield Municipal Index ETF/High-Yield Municipal Index ETF

The industrial revenue sector was by far the largest contributor to performance, while the special tax sector was the largest detractor. Grouped by state/U.S. territory, Illinois was the greatest contributor to the Fund’s total return, while munis from New Mexico detracted the most from performance.

In the High-Yield Municipal Index ETF, the industrial revenue, local, and healthcare sectors contributed the most to the Fund’s positive total return. Solid waste/resource recovery was the only sector to detract from performance. Munis from Illinois made by far the greatest contribution to performance and those from Oklahoma detracted the most from performance.

CEF Municipal Income ETF

Over the 12 months under review, the average discount at which municipal closed-end funds (CEFs) traded within a very wide range. Starting May 1, 2017 at -3.82, the discount narrowed to -2.33 on August 1, 2017, only to widen to -9.43 on March 25, 2018-most probably as a result of the large amount of new issuance ahead of the passage of the Tax Cuts and Jobs Act. This was, in turn, followed by reduced investor demand due to uncertainties around not only the impact that the new law would have on municipal bonds, but also interest rates hikes and were the primary factors to the Fund’s negative return.

4

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	LMT2TR1	Share Price	NAV	LMT2TR1
One Year	1.00%	1.04%	1.53%	1.00%	1.04%	1.53%
Five Year	1.98%	2.06%	2.73%	10.28%	10.73%	14.44%
Ten Year	4.11%	4.17%	4.91%	49.56%	50.46%	61.43%
[1]	Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (LMT2TR) is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market and that must be rated Baa3/BBB- or higher by at least two of the following ratings agencies if all three agencies rate the security: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Intermediate Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have an effective maturity of 6 to 17 years. The following types of bonds are excluded from the Intermediate Index: bonds subject to the alternative minimum tax, taxable municipal bonds, floating rate bonds and derivatives.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

5

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	LMT3TR1	Share Price	NAV	LMT3TR1
One Year	2.71%	3.02%	3.64%	2.71%	3.02%	3.64%
Five Year	2.78%	2.80%	3.69%	14.71%	14.83%	19.88%
Ten Year	4.23%	4.21%	5.42%	51.35%	51.05%	69.60%
[1]	Bloomberg Barclays AMT-Free Long Continuous Municipal Index (LMT3TR) is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market and that must be rated Baa3/BBB- or higher by at least two of the following ratings agencies if all three agencies rate the security: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have an effective maturity of 17 or more years. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, taxable municipal bonds, floating rate bonds and derivatives.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

6

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	LMT1TR1	Share Price	NAV	LMT1TR1
One Year	(1.11)%	(0.70)%	(0.38)%	(1.11)%	(0.70)%	(0.38)%
Five Year	0.34%	0.51%	1.04%	1.69%	2.57%	5.33%
Ten Year	2.06%	2.11%	2.65%	22.56%	23.21%	29.89%
[1]	Bloomberg Barclays AMT-Free Short Continuous Municipal Index (LMT1TR) is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market and that must be rated Baa3/BBB- or higher by at least two of the following ratings agencies if all three agencies rate the security: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date within the last five years and have an effective maturity of 1 to 6 years. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, taxable municipal bonds, floating rate bonds and derivatives.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

7

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	LMEHTR[1]	Share Price	NAV	LMEHTR[1]
One Year	5.83%	5.48%	6.13%	5.83%	5.48%	6.13%
Five Year	3.65%	3.56%	4.90%	19.63%	19.12%	27.01%
Life*	7.79%	7.79%	8.99%	99.89%	99.95%	121.32%
*	Commencement of Fund: 2/4/2009; First Day of Secondary Market Trading: 2/5/2009.
[1]	Barclays Municipal Custom High Yield Composite Index (LMEHTR) is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. The majority of the High Yield Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector. The revenue sector is divided into industry sectors that consist of but may not be limited to electric, health care, transportation, education, water & sewer, resource recovery, leasing and special tax. The High Yield Index tracks the high yield municipal bond market with a 75% weight in non-investment grade municipal bonds and a targeted 25% weight in Baa/BBB rated investment grade municipal bonds.

To be included in the index, 50% weighting of bonds must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $100 million; 25% weighting of bonds must have an outstanding par value of at least $3 million and be issued as part of a transaction of under $100 million but over $20 million; 25% weighting of bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $100 million. Remarketed issues are not allowed in the index.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

8

VANECK VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	LMPETR[1]	Share Price	NAV	LMPETR[1]
One Year	(0.01)%	(0.51)%	(0.23)%	(0.01)%	(0.51)%	(0.23)%
Five Year	0.10%	0.00%	0.62%	0.52%	0.02%	3.16%
Life*	0.94%	0.93%	1.33%	9.05%	8.93%	12.96%
*	Commencement of Fund: 2/2/2009; First Day of Secondary Market Trading: 2/3/2009.
[1]	Bloomberg Barclays Municipal Pre-Refunded—Treasury-Escrowed Index (LMPETR) is a market size weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated tax-exempt bond market and is comprised of pre-refunded and/or escrowed-to-maturity municipal bonds. Potential Pre-Refunded Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million in market value. Each potential Pre-Refunded Index component must be pre-refunded or escrowed-to-maturity, provided that the underlying collateral in the escrow account is comprised of marketable U.S. Treasury securities, U.S. Treasury-issued State and Local Government Series (SLGS) securities and/or U.S. government agency-issued securities. In addition, each potential Pre-Refunded Index component must have a fixed rated coupon and be denominated in U.S. dollars. The following types of bonds are excluded from the Pre-Refunded Index: taxable municipal bonds, floating rate bonds and derivatives.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

9

VANECK VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	BMHYTR[1]	Share Price	NAV	BMHYTR[1]
One Year	3.42%	3.07%	3.93%	3.42%	3.07%	3.93%
Life*	2.33%	2.35%	4.01%	10.41%	10.48%	18.38%
*	Commencement of Fund: 1/13/2014; First Day of Secondary Market Trading: 1/14/2014.
[1]	Bloomberg Barclays Municipal High Yield Short Duration Index (BMHYTR) is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market.

The majority of the Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector. The revenue sector is divided into industry sectors that consist of but may not be limited to electric, health care, transportation, education, water & sewer, resource recovery, leasing and special tax. The Short High-Yield Index tracks the high yield municipal bond market with a targeted 65% weight in noninvestment grade municipal bonds, a targeted 25% weight in Baa/BBB rated investment grade municipal bonds and a targeted 10% weight in A1/A rated investment grade municipal bonds.

To be included in the index, 40% weighting of bonds must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $100 million; 25% weighting of bonds must have an outstanding par value of at least $3 million and be issued as part of a transaction of under $100 million but over $20 million; 25% weighting of bonds must have must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $100 million; 10% weighting of bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

10

VANECK VECTORS CEF MUNICIPAL INCOME ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	CEFMXTR[1]	Share Price	NAV	CEFMXTR[1]
One Year	(1.47)%	(1.45)%	(1.24)%	(1.47)%	(1.45)%	(1.24)%
Five Year	2.84%	2.86%	3.19%	15.05%	15.13%	17.01%
Life*	5.43%	5.42%	5.77%	43.31%	43.17%	46.51%
*	Commencement of Fund: 7/12/2011; First Day of Secondary Market Trading: 7/13/2011
[1]	S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is a rules-based index intended to serve as a benchmark for closed-end funds listed in the U.S. that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. CEFMXTR employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market. The Index is divided into four main closed-end fund segments including: leveraged municipal fixed income closed-end funds; unleveraged municipal fixed income closed-end funds; leveraged high yield municipal fixed income closed-end funds; and unleveraged high yield municipal fixed income closed-end funds.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

11

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund, except for a Fund with unitary fees, reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Intermediate Index, Long Index, Short Index, High Yield Index, Pre-Refunded Index, and Short High-Yield Index are published by Bloomberg Finance L.P. and its affiliates (Bloomberg). CEFMX Index is published by S-Network Global Indexes, LLC (S-Network).

Bloomberg and S-Network are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

12

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2017 to April 30, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	November 1, 2017 –
	November 1, 2017	April 30, 2018	During Period	April 30, 2018
AMT- Free Intermediate Municipal Index ETF
Actual	$1,000.00	$981.10	0.24%	$1.18
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
AMT-Free Long Municipal Index ETF
Actual	$1,000.00	$989.80	0.24%	$1.18
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
AMT-Free Short Municipal Index ETF
Actual	$1,000.00	$985.90	0.20%	$0.98
Hypothetical**	$1,000.00	$1,023.80	0.20%	$1.00
High-Yield Municipal Index ETF
Actual	$1,000.00	$1,017.90	0.35%	$1.75
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Pre-Refunded Municipal Index ETF
Actual	$1,000.00	$989.60	0.24%	$1.18
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
Short High-Yield Municipal Index ETF
Actual	$1,000.00	$1,005.90	0.35%	$1.74
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
CEF Municipal Income ETF
Actual	$1,000.00	$961.40	0.40%	$1.95
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2018) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
13

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal
Amount		Value

MUNICIPAL BONDS: 98.3%
Alabama: 1.2%
	Alabama Federal Aid Highway Finance Authority (RB)
$2,665,000	4.00%, 09/01/24 (c)	$2,808,084
1,080,000	5.00%, 09/01/24 (c)	1,225,638
400,000	5.00%, 09/01/24 (c)	451,948
	Alabama Federal Aid Highway Finance Authority, Series A (RB)
940,000	5.00%, 09/01/26 (c)	1,092,675
10,000	5.00%, 09/01/26 (c)	11,584
500,000	5.00%, 09/01/27 (c)	588,410
250,000	5.00%, 09/01/27 (c)	293,085
150,000	5.00%, 09/01/27	180,201
280,000	5.00%, 09/01/27 (c)	330,767
15,000	Alabama Public School & College Authority, Series A (RB) 5.00%, 02/01/24 (c)	17,030
	Alabama Public School & College Authority, Series B (RB)
535,000	5.00%, 07/01/24 (c)	609,638
1,840,000	5.00%, 07/01/24 (c)	2,103,470
1,320,000	5.00%, 07/01/24 (c)	1,511,440
	Auburn University, Series A (RB)
10,000	5.00%, 06/01/26 (c)	11,675
25,000	5.00%, 06/01/26 (c)	29,288
860,000	Board of Trustees of the University of Alabama, Series B (RB) 3.00%, 07/01/27 (c)	822,435
500,000	Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Series A (RB) 3.00%, 02/01/26 (c)	472,830
	Jefferson County (RB)
1,150,000	5.00%, 03/15/27 (c)	1,324,041
1,050,000	5.00%, 03/15/27 (c)	1,213,327
	Lower Alabama Gas District, Series A (RB)
275,000	5.00%, 09/01/29	316,915
1,695,000	5.00%, 09/01/31	1,965,895
100,000	5.00%, 09/01/34	116,224
	UAB Medicine Finance Authority, Series B (RB)
100,000	5.00%, 09/01/26 (c)	115,519
225,000	5.00%, 09/01/26 (c)	261,909
	Water Works Board of the City of Birmingham, Series A (RB)
595,000	5.00%, 01/01/27 (c)	682,727
250,000	5.00%, 01/01/27 (c)	288,095
775,000	5.00%, 01/01/27 (c)	907,285
		19,752,135
Alaska: 0.3%
	Alaska Housing Finance Corp., Series A (RB)
900,000	4.00%, 06/01/27 (c)	936,864
150,000	5.00%, 12/01/23 (c)	164,822
15,000	5.00%, 06/01/25 (c)	16,952
525,000	5.00%, 06/01/27 (c)	598,059
Principal
Amount		Value

Alaska: (continued)
	Matanuska-Susitna Borough, Goose Creek Correctional Center Project (RB)
$250,000	5.00%, 09/01/25 (c)	$281,273
300,000	5.25%, 09/01/25 (c)	348,177
350,000	Municipality of Anchorage, Series B (GO) 5.00%, 09/01/24	400,484
130,000	State of Alaska, Series A (GO)
	5.00%, 08/01/25 (c)	147,087
	State of Alaska, Series B (GO)
1,525,000	5.00%, 08/01/25 (c)	1,725,446
1,125,000	5.00%, 08/01/25 (c)	1,279,946
		5,899,110
Arizona: 1.3%
215,000	Arizona Board of Regents, Arizona State University (RB) 3.00%, 06/01/26 (c)	204,411
	Arizona Department of Transportation State Highway Fund Revenue (RB)
25,000	5.00%, 07/01/24 (c)	28,734
1,050,000	5.00%, 07/01/26 (c)	1,220,835
810,000	5.00%, 07/01/26 (c)	948,891
110,000	Arizona State University, Revenue and Refunding, Series B (RB) 5.00%, 07/01/25 (c)	128,167
210,000	Arizona Transportation Board, Maricopa County Regional Area (RB) 5.00%, 07/01/24 (c)	240,328
	Arizona Water Infrastructure Finance Authority, Series A (RB)
35,000	5.00%, 10/01/24 (c)	40,379
405,000	5.00%, 10/01/24 (c)	468,026
165,000	Board of Regents of University of Arizona System (RB) 5.00%, 06/01/26 (c)	190,311
750,000	Board of Regents, Arizona State University, Series A (RB) 5.00%, 07/01/25 (c)	869,062
30,000	City of Chandler (GO) 5.00%, 07/01/24 (c)	34,443
450,000	City of Glendale, Water and Sewer Revenue, Senior Lien (RB) 5.00%, 07/01/25 (c)	515,097
	City of Mesa, Utility System Revenue (RB)
1,240,000	3.25%, 07/01/24 (c)	1,253,801
740,000	3.25%, 07/01/24 (c)	752,410
625,000	4.00%, 07/01/24 (c)	676,000
1,590,000	4.00%, 07/01/26 (c)	1,690,106
250,000	5.00%, 07/01/22 (c)	273,423
705,000	5.00%, 07/01/26 (c)	825,886
270,000	5.00%, 07/01/26 (c)	315,217
	City of Phoenix (GO)
1,250,000	4.00%, 07/01/24 (c)	1,363,925
105,000	4.00%, 07/01/24	114,570

See Notes to Financial Statements

14

Principal
Amount		Value

Arizona: (continued)
	City of Phoenix Civic Improvement Corporation Senior Lien Airport Revenue, Series B (RB)
$250,000	5.00%, 07/01/27 (c)	$288,493
100,000	5.00%, 07/01/27 (c)	116,265
250,000	5.00%, 07/01/27 (c)	293,292
500,000	City of Phoenix Civic Improvement Corporation Senior Lien Airport Revenue, Series D (RB) 5.00%, 07/01/27 (c)	576,985
115,000	City of Phoenix Civic Improvement Corporation Subordinated Excise Tax Revenue, Series A (RB) 5.00%, 07/01/25 (c)	132,768
1,250,000	City of Phoenix Civic Improvement Corp. Subordinated Excise Tax Revenue, Series B (RB) 5.00%, 07/01/26	1,477,412
	City of Phoenix, Civic Improvement Corp. (RB)
130,000	5.00%, 07/01/24 (c)	146,869
10,000	5.00%, 07/01/24 (c)	11,426
860,000	5.00%, 07/01/26 (c)	1,007,464
620,000	5.00%, 07/01/26 (c)	726,311
	City of Phoenix, Civic Improvement Corp., Series B (RB)
1,250,000	4.00%, 07/01/24 (c)	1,345,350
1,870,000	5.00%, 07/01/24 (c)	2,140,065
250,000	Maricopa County High School District No. 210 (GO) 5.00%, 07/01/27 (c)	292,345
	Maricopa County Industrial Development Authority (RB)
20,000	3.13%, 01/01/27 (c)	18,990
15,000	5.00%, 01/01/25	17,249
700,000	5.00%, 01/01/29	841,099
215,000	Maricopa County Industrial Development Authority, Series A (RB) 5.00%, 01/01/28	256,203
10,000	Pima County Regional Transportation Authority (RB) 5.00%, 06/01/23 (c)	11,252
25,000	Pima County, Sewer System Revenue (RB) 5.00%, 07/01/25	29,075
250,000	Salt River Project Agricultural Improvement & Power District, Series A (RB) 5.00%, 01/01/28 (c)	292,810
10,000	Salt River Project Agricultural Improvement and Power District (RB) 5.00%, 01/01/27 (c)	11,876
205,000	State of Arizona (CP) 5.00%, 10/01/24	234,932
100,000	University of Arizona (RB) 5.00%, 06/01/26 (c)	115,887
		22,538,440
Principal
Amount		Value

Arkansas: 0.2%
$770,000	City of Little Rock, Arkansas Sewer Revenue (RB) 4.70%, 04/01/25 (c)	$864,456
	State of Arkansas, Federal Highway Grant Anticipation (GO)
1,090,000	4.00%, 10/01/23 (c)	1,180,339
1,425,000	5.00%, 10/01/24 (c)	1,643,096
		3,687,891
California: 15.4%
210,000	Airport Commission of San Francisco, Series D (RB) 5.00%, 05/01/25	244,684
	Alameda County, California Joint Powers Authority, Series A (RB)
15,000	5.00%, 12/01/23 (c)	17,025
120,000	5.00%, 12/01/23 (c)	135,868
1,380,000	5.25%, 12/01/23 (c)	1,595,170
115,000	5.25%, 12/01/23 (c)	132,801
	Anaheim Housing & Public Improvements Authority, Series A (RB)
25,000	5.00%, 10/01/21 (c)	27,298
25,000	5.00%, 10/01/21 (c)	27,350
1,000,000	Bay Area Toll Authority, Series S-7 (RB) 4.00%, 04/01/27 (c)	1,066,390
1,550,000	California Department of Water Resources, Central Valley Project Water System (RB) 5.00%, 12/01/24 (c)	1,799,054
	California Department of Water Resources, Central Valley Project Water System, Series AV (RB)
750,000	4.00%, 06/01/26 (c)	807,915
1,865,000	4.00%, 06/01/26 (c)	2,010,414
145,000	California Health Facilities Financing Authority, Adventist Health System, Series A (RB) 4.00%, 03/01/25	157,531
100,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center (RB) 5.00%, 11/15/25 (c)	118,279
310,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series A (RB) 5.00%, 08/15/26 (c)	361,606
175,000	California Health Facilities Financing Authority, El Camino Hospital (RB) 3.75%, 02/01/27 (c)	176,162
160,000	California Health Facilities Financing Authority, Lucile Salter Packard Children Hospital, Series A (RB) 5.00%, 08/15/26 (c)	184,458
	California Health Facilities Financing Authority, Providence Health and Services, Series A (RB)
1,000,000	5.00%, 10/01/24 (c)	1,143,460
15,000	5.00%, 10/01/24	17,373
1,000,000	5.00%, 10/01/26 (c)	1,154,960

See Notes to Financial Statements

15

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

California: (continued)
	California Health Facilities Financing Authority, Series A (RB)
$100,000	4.00%, 08/15/24 (c)	$102,568
125,000	5.00%, 10/01/24 (c)	143,650
20,000	5.00%, 10/01/24 (c)	23,099
	California Health Facilities Financing Authority, St. Joseph Health System, Series A (RB)
375,000	5.00%, 07/01/23 (c)	423,049
25,000	5.00%, 07/01/23 (c)	28,333
	California Infrastructure and Economic Development Bank, Clean Water State (RB)
10,000	5.00%, 10/01/24	11,673
100,000	5.00%, 10/01/25	118,830
550,000	5.00%, 04/01/26 (c)	656,876
115,000	5.00%, 04/01/26 (c)	134,714
2,120,000	5.00%, 04/01/26 (c)	2,523,521
45,000	5.00%, 04/01/26 (c)	53,387
150,000	California Infrastructure and Economic Development Bank, Independent System Operator Corp. Project (RB) 5.00%, 02/01/23 (c)	166,967
1,000,000	California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB) 5.00%, 07/01/27 (c)	1,136,840
710,000	California Municipal Finance Authority, Series A (RB) 5.00%, 02/01/27 (c)	809,130
	California State Public Works Board, Department of Corrections and Rehabilitation, Series A (RB)
100,000	4.00%, 09/01/24 (c)	105,901
150,000	5.00%, 09/01/24 (c)	168,647
105,000	5.00%, 09/01/24 (c)	120,145
250,000	5.00%, 09/01/24 (c)	285,275
1,010,000	5.00%, 09/01/24 (c)	1,161,419
	California State Public Works Board, Department of Corrections and Rehabilitation, Series C (RB)
135,000	5.25%, 10/01/24 (c)	154,803
695,000	5.25%, 10/01/24 (c)	810,738
	California State Public Works Board, Department of Corrections and Rehabilitation, Series D (RB)
225,000	3.00%, 09/01/27 (c)	216,090
270,000	5.00%, 09/01/24 (c)	310,478
1,030,000	5.00%, 09/01/24	1,185,726
	California State Public Works Board, Department of Corrections and Rehabilitation, Series E (RB)
460,000	2.50%, 10/01/26 (c)	417,777
400,000	4.00%, 10/01/26 (c)	428,924
515,000	California State Public Works Board, Department of Corrections and Rehabilitation, Series F (RB) 5.25%, 09/01/23 (c)	586,353
Principal
Amount		Value

California: (continued)
	California State Public Works Board, Department of Corrections and Rehabilitation, Series G (RB)
$1,115,000	5.00%, 09/01/23 (c)	$1,261,600
425,000	5.00%, 09/01/23 (c)	484,534
	California State Public Works Board, Department of Corrections and Rehabilitation, Series H (RB)
270,000	3.00%, 12/01/25 (c)	269,509
520,000	3.25%, 12/01/25 (c)	521,035
220,000	3.38%, 12/01/25 (c)	220,361
	California State Public Works Board, Department of General Services, Series F (RB)
1,350,000	5.00%, 05/01/24	1,546,587
245,000	5.00%, 05/01/25	284,950
	California State Public Works Board, Department of State Hospitals, Series E (RB)
1,400,000	5.00%, 06/01/23 (c)	1,573,096
425,000	5.00%, 06/01/23 (c)	476,467
360,000	5.00%, 06/01/23 (c)	407,455
1,320,000	5.00%, 06/01/23 (c)	1,486,571
	California State Public Works Board, Judicial Council of California, Series B (RB)
245,000	5.00%, 10/01/24 (c)	277,360
1,060,000	5.00%, 10/01/24 (c)	1,210,721
960,000	5.00%, 10/01/24	1,106,928
930,000	California State Public Works Board, Lease Revenue, Series F (RB) 5.00%, 05/01/25 (c)	1,075,815
	California State Public Works Board, Series B (RB)
290,000	5.00%, 10/01/24 (c)	329,399
35,000	5.00%, 10/01/24 (c)	39,404
1,045,000	5.00%, 10/01/27 (c)	1,245,515
1,210,000	5.00%, 10/01/27 (c)	1,436,633
	California State Public Works Board, Series C (RB)
45,000	5.00%, 11/01/26 (c)	52,700
30,000	5.00%, 11/01/26 (c)	35,233
15,000	5.00%, 11/01/26 (c)	17,456
	California State Public Works Board, Series D (RB)
500,000	3.00%, 09/01/27 (c)	484,965
250,000	5.00%, 09/01/24 (c)	283,400
35,000	5.00%, 04/01/25	40,668
30,000	California State Public Works Board, Series F (RB) 5.00%, 05/01/25 (c)	34,311
	California State Public Works Board, Series I (RB)
25,000	5.00%, 11/01/23 (c)	28,426
25,000	5.25%, 11/01/23 (c)	28,621
120,000	California State Public Works Board, Various Capital Projects, Series B (RB) 5.00%, 10/01/27 (c)	141,494

See Notes to Financial Statements

16

Principal
Amount		Value

California: (continued)
$425,000	California State Public Works Board, Various Capital Projects, Series C (RB) 4.00%, 11/01/26 (c)	$451,095
1,000,000	California State Public Works Board, Various Capital Projects, Series D (RB) 5.00%, 10/01/26 (c)	1,172,060
	California State Public Works Board, Various Capital Projects, Series I (RB)
160,000	4.00%, 11/01/23 (c)	171,405
125,000	5.00%, 11/01/23 (c)	142,960
120,000	5.25%, 11/01/23 (c)	137,714
420,000	California State School Facilities (GO) 5.00%, 11/01/23 (c)	474,768
	California State University, Series A (RB)
910,000	3.00%, 05/01/26 (c)	874,947
105,000	5.00%, 11/01/23 (c)	120,144
2,000,000	5.00%, 11/01/25 (c)	2,311,780
2,070,000	5.00%, 11/01/25 (c)	2,446,616
35,000	5.00%, 11/01/25 (c)	40,766
15,000	5.00%, 11/01/25 (c)	17,583
35,000	5.00%, 11/01/25	41,553
150,000	5.00%, 05/01/26 (c)	174,549
105,000	5.00%, 05/01/26 (c)	125,348
10,000	5.00%, 05/01/26 (c)	11,691
510,000	5.00%, 05/01/27 (c)	600,469
765,000	5.00%, 05/01/27 (c)	906,724
1,015,000	5.00%, 05/01/27 (c)	1,215,605
525,000	California State Veterans, Series CL (GO) 3.50%, 12/01/24 (c)	538,036
	California Statewide Communities Development Authority, Enloe Medical Center (RB)
480,000	3.00%, 02/15/26 (c)	472,742
100,000	3.25%, 02/15/26 (c)	98,645
725,000	5.00%, 02/15/26 (c)	851,367
735,000	5.00%, 02/15/26 (c)	859,715
500,000	California Statewide Communities Development Authority, Huntington Memorial Hospital, Series B (RB) 5.00%, 07/01/24 (c)	561,560
260,000	California Statewide Communities Development Authority, Series A (RB) 4.13%, 03/01/26 (c)	272,306
	City of Bakersfield, California Wastewater Revenue, Series A (RB)
240,000	5.00%, 09/15/20 (c)	256,922
15,000	5.00%, 09/15/25 (c)	17,575
500,000	City of Los Angeles Department of Water and Power, Series A (RB) 5.00%, 01/01/23 (c)	565,990
Principal
Amount		Value

California: (continued)
$400,000	City of Los Angeles Department of Water and Power, Series B (RB) 5.00%, 07/01/23 (c)	$458,164
	City of Los Angeles, Wastewater System Revenue, Series A (RB)
620,000	5.00%, 06/01/23 (c)	702,367
30,000	5.00%, 06/01/25 (c)	35,136
250,000	5.00%, 06/01/27 (c)	298,247
	City of San Francisco, Public Utilities Commission Water Revenue, Series A (RB)
30,000	5.00%, 11/01/24	35,139
15,000	5.00%, 05/01/25 (c)	17,456
25,000	5.00%, 11/01/26 (c)	29,299
150,000	City of San Francisco, Public Utilities Commission Water Revenue, Series D (RB) 5.00%, 11/01/27 (c)	182,094
35,000	Coast Community College District (GO) 5.00%, 08/01/23 (c)	39,905
	Contra Costa Transportation Authority (RB)
35,000	5.00%, 03/01/25	41,159
20,000	5.00%, 03/01/25 (c)	22,905
	Contra Costa Water District (RB)
30,000	5.00%, 10/01/24 (c)	34,746
35,000	5.00%, 10/01/24	40,786
250,000	Corona-Norco Unified School District, Series A (GO) 4.00%, 08/01/26 (c)	265,880
620,000	Department of Airports of the City of Los Angeles, Series C (RB) 5.00%, 05/15/25 (c)	710,390
15,000	East Bay Municipal Utility District Wastewater System Revenue (RB) 5.00%, 06/01/25	17,643
	East Bay Municipal Utility District Water System Revenue, Series A (RB)
10,000	4.00%, 06/01/24	11,055
1,035,000	5.00%, 06/01/24 (c)	1,180,097
285,000	5.00%, 06/01/24 (c)	325,647
1,000,000	5.00%, 06/01/24 (c)	1,151,150
20,000	5.00%, 06/01/25	23,653
460,000	5.00%, 06/01/27 (c)	543,467
	East Bay Municipal Utility District Water System Revenue, Series B (RB)
930,000	5.00%, 06/01/27	1,135,558
775,000	5.00%, 06/01/29	967,448
	East Side Union High School District (GO)
15,000	5.00%, 08/01/23 (c)	16,943
20,000	5.00%, 08/01/23 (c)	22,633
25,000	5.00%, 08/01/23 (c)	28,397

See Notes to Financial Statements

17

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

California: (continued)
	Eastern Municipal Water District, Financing Authority, Series B (RB)
$550,000	5.00%, 07/01/26 (c)	$641,234
145,000	5.00%, 07/01/26 (c)	169,979
	Eastern Municipal Water District, Water and Wastewater Revenue, Series A (RB)
360,000	5.00%, 07/01/26 (c)	418,572
250,000	5.00%, 07/01/26 (c)	289,685
25,000	5.00%, 07/01/26 (c)	29,427
400,000	5.00%, 07/01/26 (c)	466,988
520,000	El Dorado Irrigation District, Series C (RB) 5.00%, 03/01/26 (c)	606,284
30,000	Emeryville Redevelopment Agency Successor Agency (AGM) (TA) 5.00%, 09/01/24 (c)	34,441
	Fontana Redevelopment Agency Successor Agency, Series A (TA)
150,000	5.00%, 10/01/26	179,046
750,000	5.00%, 10/01/27 (c)	882,300
	Golden State Tobacco Securitization Corp., Series A (RB)
200,000	3.25%, 06/01/25 (c)	197,324
1,310,000	5.00%, 06/01/23 (c)	1,457,388
1,570,000	5.00%, 06/01/23 (c)	1,741,899
115,000	5.00%, 06/01/25 (c)	129,884
	Imperial Irrigation District Electric System Revenue, Series C (RB)
215,000	5.00%, 05/01/26 (c)	248,015
750,000	5.00%, 05/01/26 (c)	868,072
105,000	Long Beach Unified School District (GO) 5.00%, 08/01/26 (c)	124,881
	Los Angeles Community College District, Series A (GO)
3,200,000	4.00%, 08/01/24 (c)	3,386,560
1,325,000	5.00%, 08/01/24 (c)	1,521,219
175,000	5.00%, 08/01/24 (c)	200,480
30,000	5.00%, 08/01/24	34,877
1,355,000	5.00%, 08/01/24 (c)	1,573,561
245,000	5.00%, 08/01/24 (c)	282,818
1,565,000	5.00%, 08/01/24 (c)	1,801,659
15,000	Los Angeles Community College District, Series C (GO) 5.00%, 08/01/24	17,439
1,050,000	Los Angeles Community College District, Series F (GO) 5.00%, 08/01/23 (c)	1,195,467
1,000,000	Los Angeles Community College District, Series G (GO) 4.00%, 08/01/24 (c)	1,079,020
	Los Angeles Community College District, Series I (GO)
750,000	2.13%, 08/01/26 (c)	659,002
25,000	4.00%, 08/01/26	28,156
110,000	4.00%, 08/01/26 (c)	123,444
Principal
Amount		Value

California: (continued)
	Los Angeles Community College District, Series J (GO)
$750,000	4.00%, 08/01/27 (c)	$805,132
400,000	4.00%, 08/01/27 (c)	431,744
100,000	5.00%, 08/01/27 (c)	121,166
	Los Angeles County Metropolitan Transportation Authority (RB)
25,000	4.00%, 07/01/26 (c)	27,175
105,000	5.00%, 06/01/25	124,253
245,000	5.00%, 06/01/26 (c)	290,937
115,000	5.00%, 06/01/26 (c)	137,776
790,000	Los Angeles County Metropolitan Transportation Authority, First Tier, Series A (RB) 5.00%, 07/01/25 (c)	933,551
15,000	Los Angeles County Public Works Financing Authority, Series B (RB) 5.00%, 12/01/25 (c)	17,339
	Los Angeles County Public Works Financing Authority, Series D (RB)
815,000	5.00%, 12/01/25 (c)	934,283
285,000	5.00%, 12/01/25 (c)	329,446
	Los Angeles Department of Water and Power, Series A (RB)
725,000	3.25%, 01/01/25 (c)	730,176
25,000	5.00%, 01/01/25 (c)	28,616
10,000	5.00%, 01/01/25 (c)	11,572
175,000	5.00%, 01/01/26 (c)	205,602
15,000	5.00%, 01/01/26 (c)	17,692
30,000	5.00%, 01/01/26 (c)	35,824
1,000,000	5.00%, 01/01/27 (c)	1,176,590
500,000	5.00%, 01/01/28 (c)	593,950
500,000	5.00%, 01/01/28 (c)	596,290
	Los Angeles Department of Water and Power, Series B (RB)
25,000	5.00%, 07/01/23 (c)	28,675
500,000	5.00%, 07/01/23 (c)	568,495
30,000	5.00%, 07/01/23 (c)	34,394
1,175,000	5.00%, 01/01/24 (c)	1,338,525
10,000	5.00%, 01/01/26 (c)	11,887
125,000	5.00%, 01/01/26 (c)	147,433
275,000	5.00%, 01/01/27 (c)	322,171
	Los Angeles Department of Water and Power, Series C (RB)
100,000	5.00%, 07/01/27 (c)	117,317
500,000	5.00%, 07/01/27 (c)	590,120
1,000,000	5.00%, 07/01/27 (c)	1,204,490
	Los Angeles Department of Water and Power, Series D (RB)
245,000	5.00%, 07/01/24 (c)	278,729
100,000	5.00%, 07/01/24 (c)	113,340
1,275,000	5.00%, 07/01/24 (c)	1,470,955
905,000	5.00%, 07/01/24 (c)	1,041,284
	Los Angeles Unified School District, Series A (GO)
20,000	5.00%, 07/01/21 (c)	21,772
175,000	5.00%, 07/01/21 (c)	190,171
1,050,000	5.00%, 07/01/24	1,221,202
1,455,000	5.00%, 07/01/24	1,692,238

See Notes to Financial Statements

18

Principal
Amount		Value

California: (continued)
$200,000	5.00%, 07/01/25	$236,486
1,475,000	5.00%, 07/01/25 (c)	1,727,048
105,000	5.00%, 07/01/25 (c)	124,080
25,000	5.00%, 07/01/25 (c)	29,362
105,000	5.00%, 07/01/26	125,902
	Los Angeles Unified School District, Series B (GO)
1,130,000	2.00%, 07/01/26 (c)	1,002,355
710,000	3.00%, 07/01/26 (c)	706,159
250,000	3.00%, 07/01/26 (c)	246,018
605,000	5.00%, 07/01/24 (c)	699,864
1,585,000	5.00%, 07/01/26 (c)	1,884,945
2,460,000	5.00%, 07/01/26 (c)	2,897,609
1,500,000	Los Angeles Unified School District, Series B-1 (GO) 5.00%, 01/01/28 (c)	1,784,655
	Los Angeles Unified School District, Series C (GO)
1,330,000	5.00%, 07/01/24	1,546,856
855,000	5.00%, 07/01/24 (c)	987,465
830,000	5.00%, 07/01/24 (c)	954,475
1,425,000	5.00%, 07/01/24 (c)	1,644,008
1,300,000	5.00%, 07/01/24 (c)	1,498,991
30,000	Metropolitan Water District of Southern California (RB) 5.00%, 07/01/24	34,854
	Metropolitan Water District of Southern California, Series A (RB)
250,000	2.50%, 07/01/26	254,260
785,000	2.50%, 07/01/27	795,943
	Monterey Peninsula Community College District (GO)
570,000	0.00%, 02/01/26 (c) ^	358,558
975,000	0.00%, 02/01/26 (c) ^	573,846
790,000	0.00%, 02/01/26 (c) ^	547,304
615,000	0.00%, 02/01/26 (c) ^	403,440
200,000	Mount San Antonio Community College District (GO) 0.00%, 08/01/25 ^	166,328
	Municipal Improvement Corp. of Los Angeles, Series B (RB)
110,000	5.00%, 11/01/26 (c)	130,196
500,000	5.00%, 11/01/26 (c)	588,045
240,000	5.00%, 11/01/26	287,911
130,000	5.00%, 11/01/26 (c)	155,401
	Northern California Transmission Agency (RB)
20,000	5.00%, 05/01/26 (c)	23,226
30,000	5.00%, 05/01/26 (c)	35,145
25,000	5.00%, 05/01/26 (c)	29,446
	Oakland Unified School District (GO)
925,000	5.00%, 08/01/26 (c)	1,106,235
100,000	5.00%, 08/01/26	119,925
	Oakland Unified School District, Series A (GO)
225,000	5.00%, 08/01/25 (c)	256,464
375,000	5.00%, 08/01/25 (c)	430,879
Principal
Amount		Value

California: (continued)
$20,000	Orange County Transportation Authority, 91 Express Lanes Toll Road, Senior Lien (RB) 5.00%, 08/15/23 (c)	$22,683
315,000	Palm Springs Unified School District (GO) 4.00%, 08/01/26 (c)	333,831
	Palm Springs Unified School District, Series D (GO)
235,000	2.50%, 08/01/26 (c)	206,480
150,000	3.00%, 08/01/26 (c)	146,826
690,000	Palomar Community College District (GO) 5.00%, 05/01/25 (c)	793,893
150,000	Palomar Health, Series B (GO) 5.00%, 08/01/26 (c)	173,190
250,000	Pittsburg Successor Agency, Los Medanos Community, Series A (AGM) (TA) 5.00%, 09/01/26 (c)	289,600
250,000	Placentia-Yorba Linda Unified School District, Series A (CP) (AGM) 4.00%, 10/01/25 (c)	263,778
100,000	Poway Unified School District (GO) 5.00%, 08/01/24 (c)	114,684
	Regents of the University of California, Medical Center Pooled Revenue, Series L (RB)
160,000	4.00%, 05/15/25	177,795
650,000	5.00%, 05/15/26 (c)	748,221
645,000	Regents of the University of California, Series AM (RB) 5.00%, 05/15/24 (c)	737,151
	Regents of the University of California, Series AO (RB)
150,000	5.00%, 05/15/25 (c)	172,491
510,000	5.00%, 05/15/25 (c)	587,882
560,000	5.00%, 05/15/25 (c)	658,498
	Regents of the University of California, Series AR (RB)
500,000	5.00%, 05/15/26 (c)	583,360
750,000	5.00%, 05/15/26 (c)	886,935
	Regents of the University of California, Series I (RB)
1,250,000	5.00%, 05/15/25 (c)	1,447,850
1,115,000	5.00%, 05/15/25 (c)	1,299,287
415,000	5.00%, 05/15/25 (c)	487,700
935,000	5.00%, 05/15/25 (c)	1,092,173
455,000	Regents of the University of California, Series K (RB) 5.00%, 05/15/26 (c)	536,618
20,000	Riverside County Public Financing Authority (RB) 5.00%, 11/01/25	23,354
705,000	Riverside County Transportation Commission, Series A (RB) 2.00%, 06/01/24 (c)	636,897

See Notes to Financial Statements

19

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
	Sacramento City Financing Authority, Master Lease Program Facilities (RB)
$650,000	3.38%, 12/01/25 (c)	$669,968
10,000	5.00%, 12/01/25 (c)	11,515
	Sacramento County, Sanitation District Financial Authority, Series A (RB)
1,045,000	5.00%, 06/01/24 (c)	1,182,679
170,000	5.00%, 06/01/24 (c)	196,217
250,000	5.00%, 06/01/24 (c)	284,143
15,000	5.00%, 06/01/24 (c)	17,185
250,000	5.00%, 06/01/24 (c)	284,745
	Sacramento Municipal Utility District (RB)
20,000	5.00%, 07/01/25	23,707
1,000,000	5.00%, 08/15/28	1,237,760
420,000	San Bernardino Unified School District, Series A (GO) (AGM) 5.00%, 08/01/23 (c)	470,005
	San Diego Association of Governments South Bay Expressway Revenue, Series A (RB)
685,000	5.00%, 07/01/27 (c)	795,223
500,000	5.00%, 07/01/27 (c)	585,265
	San Diego Community College District (GO)
140,000	5.00%, 08/01/23 (c)	159,470
10,000	5.00%, 08/01/23 (c)	11,401
570,000	5.00%, 08/01/26 (c)	679,799
45,000	5.00%, 08/01/26 (c)	53,854
105,000	San Diego County Regional Transportation Commission (RB) 5.00%, 04/01/26 (c)	123,822
	San Diego County Water Authority, Series A (RB)
20,000	5.00%, 05/01/25 (c)	23,359
500,000	5.00%, 05/01/26 (c)	581,050
150,000	5.00%, 05/01/26 (c)	174,900
150,000	San Diego County, Edgemoor and RCS Refunding, Series A (CP) 5.00%, 10/15/24 (c)	172,121
	San Diego Public Facilities Financing Authority, Ballpark Refunding (RB)
345,000	5.00%, 10/15/25 (c)	394,732
365,000	5.00%, 10/15/25 (c)	419,465
	San Diego Public Facilities Financing Authority, Sewer Revenue (RB)
30,000	5.00%, 05/15/24	34,871
175,000	5.00%, 05/15/25	207,155
45,000	5.00%, 05/15/26 (c)	53,541
335,000	San Diego Redevelopment Agency Successor Agency (TA) 5.00%, 09/01/25 (c)	392,727
555,000	San Diego Regional Building Authority, Series A (RB) 5.00%, 10/15/25 (c)	643,078
Principal Amount		Value

California: (continued)
$925,000	San Diego Unified School District, Series C (GO) 5.00%, 07/01/23 (c)	$1,046,406
510,000	San Diego Unified School District, Series F (GO) 5.00%, 07/01/25 (c)	593,502
650,000	San Diego Unified School District, Series I (GO) 5.00%, 07/01/27 (c)	772,947
15,000	San Diego Unified School District, Series R-4 (GO) 5.00%, 07/01/25 (c)	17,552
	San Diego Unified School District, Series R-5 (GO)
20,000	4.00%, 07/01/26 (c)	21,816
470,000	5.00%, 07/01/26 (c)	557,411
30,000	5.00%, 07/01/26	36,096
1,325,000	San Diego Unified School District, Series SR-1 (GO) 4.00%, 07/01/26 (c)	1,403,519
430,000	San Dieguito Union High School District, Series A-2 (GO) 4.00%, 08/01/23 (c)	455,864
210,000	San Francisco Bay Area Rapid Transit District, Series D (GO) 5.00%, 08/01/25 (c)	245,202
195,000	San Francisco City and County, Series A (GO) 4.00%, 06/15/22 (c)	207,874
240,000	San Francisco City and County, Series B (CP) 3.00%, 10/01/25 (c)	234,950
	San Francisco City and County, Series R-1 (GO)
20,000	5.00%, 06/15/23 (c)	22,738
20,000	5.00%, 06/15/23 (c)	22,770
	San Francisco Community College District (GO)
870,000	5.00%, 06/15/24	1,006,042
880,000	5.00%, 06/15/25 (c)	1,024,514
120,000	5.00%, 06/15/25 (c)	138,943
	San Francisco County Transportation Authority (RB)
500,000	3.00%, 02/01/27 (c)	484,675
1,000,000	3.00%, 02/01/27 (c)	975,450
	San Francisco Public Utilities Commission Wastewater Revenue, Series A (RB)
440,000	5.00%, 10/01/25 (c)	509,494
475,000	5.00%, 10/01/25 (c)	551,760
	San Francisco Unified School District, Proposition A (GO)
500,000	3.00%, 06/15/24 (c)	502,775
445,000	3.25%, 06/15/24 (c)	446,958
510,000	5.00%, 06/15/24 (c)	589,749
	San Joaquin County Administration Building Project (CP) (AGM)
520,000	5.00%, 11/15/27 (c)	617,552
500,000	5.00%, 11/15/27 (c)	598,900

See Notes to Financial Statements

20

Principal Amount		Value

California: (continued)
$30,000	San Joaquin County Transportation Authority (RB) 5.00%, 03/01/27 (c)	$35,285
25,000	San Joaquin Delta Community College District (GO) 5.00%, 08/01/25 (c)	28,796
25,000	San Jose Evergreen Community College District (GO) 5.00%, 09/01/24 (c)	28,843
	San Jose Financing Authority Lease, Series A (RB)
600,000	5.00%, 06/01/23 (c)	677,862
20,000	5.00%, 06/01/23 (c)	22,719
	San Marcos Unified School District (GO)
400,000	4.00%, 08/01/27 (c)	426,416
350,000	5.00%, 08/01/27 (c)	407,067
500,000	5.00%, 08/01/27 (c)	593,080
350,000	5.00%, 08/01/27 (c)	413,273
	San Mateo County Transit District (RB)
25,000	5.00%, 06/01/24	29,010
300,000	5.00%, 06/01/25 (c)	346,074
20,000	San Mateo Joint Powers Financing Authority (RB) 5.00%, 06/15/24 (c)	22,894
670,000	San Mateo Union High School District (GO) 4.00%, 09/01/26 (c)	710,414
750,000	Santa Clara County Financing Authority, Series Q (RB) 4.00%, 05/15/25 (c)	792,367
	Santa Clara County, Series C (GO)
525,000	5.00%, 08/01/27 (c)	623,206
125,000	5.00%, 08/01/27 (c)	151,804
25,000	Santa Clara Valley Water District (RB) 5.00%, 12/01/25 (c)	29,029
15,000	Sonoma County Junior College District (GO) 5.00%, 08/01/23 (c)	17,062
	Southern California Public Power Authority (RB)
20,000	5.00%, 07/01/21 (c)	21,830
20,000	5.00%, 07/01/24 (c)	22,656
25,000	5.00%, 07/01/24 (c)	28,472
125,000	5.00%, 07/01/24	144,913
180,000	State of California, Department of Water Resources (RB) 5.00%, 12/01/24 (c)	210,236
	State of California, Department of Water Resources, Central Valley Project, Series AW (RB)
15,000	5.00%, 12/01/24	17,590
275,000	5.00%, 12/01/26 (c)	323,381
20,000	5.00%, 12/01/26 (c)	23,687
900,000	State of California, Department of Water Resources, Central Valley Project, Series AX (RB) 5.00%, 12/01/27 (c)	1,080,432
Principal Amount		Value

California: (continued)
$120,000	State of California, School Facilities (GO) 4.00%, 09/01/26 (c)	$128,875
	State of California, Various Purpose (GO)
645,000	3.00%, 09/01/26 (c)	630,249
615,000	3.25%, 04/01/23 (c)	625,344
700,000	4.00%, 08/01/26 (c)	743,939
250,000	4.00%, 09/01/26 (c)	266,210
375,000	4.00%, 09/01/26	418,249
1,250,000	4.00%, 09/01/26 (c)	1,342,450
2,155,000	4.00%, 09/01/26 (c)	2,314,384
1,300,000	4.00%, 09/01/26 (c)	1,389,219
230,000	4.00%, 09/01/26 (c)	245,785
115,000	5.00%, 09/01/21 (c)	126,216
1,050,000	5.00%, 09/01/21 (c)	1,150,264
140,000	5.00%, 09/01/21 (c)	153,273
355,000	5.00%, 09/01/21 (c)	389,623
390,000	5.00%, 09/01/21 (c)	427,639
1,250,000	5.00%, 04/01/23 (c)	1,402,850
755,000	5.00%, 09/01/23 (c)	857,914
850,000	5.00%, 09/01/23 (c)	968,609
1,065,000	5.00%, 09/01/23 (c)	1,206,166
1,235,000	5.00%, 09/01/23 (c)	1,395,389
250,000	5.00%, 09/01/23 (c)	284,885
125,000	5.00%, 09/01/23 (c)	140,170
30,000	5.00%, 11/01/23 (c)	34,210
250,000	5.00%, 11/01/23 (c)	283,978
820,000	5.00%, 12/01/23 (c)	938,088
180,000	5.00%, 12/01/23 (c)	205,517
1,100,000	5.00%, 12/01/23 (c)	1,245,453
1,000,000	5.00%, 12/01/23 (c)	1,137,260
345,000	5.00%, 12/01/23 (c)	392,934
1,260,000	5.00%, 12/01/23 (c)	1,441,453
560,000	5.00%, 12/01/23 (c)	633,735
1,025,000	5.00%, 12/01/23 (c)	1,170,304
825,000	5.00%, 05/01/24	950,119
530,000	5.00%, 08/01/24	612,812
260,000	5.00%, 08/01/24 (c)	295,116
1,485,000	5.00%, 08/01/24	1,717,031
265,000	5.00%, 08/01/24 (c)	302,264
25,000	5.00%, 09/01/24	28,939
1,000,000	5.00%, 10/01/24 (c)	1,151,760
1,125,000	5.00%, 10/01/24 (c)	1,304,426
775,000	5.00%, 10/01/24 (c)	881,268
255,000	5.00%, 10/01/24 (c)	290,774
1,100,000	5.00%, 10/01/24 (c)	1,266,936
15,000	5.00%, 10/01/24 (c)	17,354
1,085,000	5.00%, 10/01/24 (c)	1,258,047
20,000	5.00%, 02/01/25 (c)	23,207
25,000	5.00%, 02/01/25 (c)	29,009
630,000	5.00%, 02/01/25 (c)	719,227
1,000,000	5.00%, 02/01/25 (c)	1,156,990
250,000	5.00%, 02/01/25 (c)	286,238
1,300,000	5.00%, 02/01/25 (c)	1,496,235
1,040,000	5.00%, 02/01/25 (c)	1,200,472
800,000	5.00%, 03/01/25 (c)	930,840
130,000	5.00%, 03/01/25 (c)	151,351
2,465,000	5.00%, 03/01/25	2,874,929

See Notes to Financial Statements

21

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$450,000	5.00%, 03/01/25 (c)	$522,369
400,000	5.00%, 03/01/25 (c)	458,632
690,000	5.00%, 03/01/25 (c)	803,326
1,660,000	5.00%, 08/01/25 (c)	1,934,664
620,000	5.00%, 08/01/25	728,426
185,000	5.00%, 08/01/25 (c)	216,814
1,250,000	5.00%, 08/01/25 (c)	1,432,725
1,425,000	5.00%, 08/01/25 (c)	1,646,473
1,035,000	5.00%, 08/01/25 (c)	1,209,242
25,000	5.00%, 09/01/25	29,400
30,000	5.00%, 09/01/25 (c)	35,213
1,300,000	5.00%, 09/01/25 (c)	1,504,152
1,000,000	5.00%, 09/01/25	1,175,990
1,305,000	5.00%, 09/01/25 (c)	1,527,007
750,000	5.00%, 04/01/26 (c)	876,817
600,000	5.00%, 08/01/26 (c)	697,542
500,000	5.00%, 08/01/26 (c)	585,705
865,000	5.00%, 08/01/26	1,028,779
485,000	5.00%, 08/01/26 (c)	570,098
500,000	5.00%, 08/01/26 (c)	587,730
155,000	5.00%, 08/01/26 (c)	179,580
2,500,000	5.00%, 09/01/26 (c)	2,912,100
15,000	5.00%, 09/01/26	17,854
2,000,000	5.00%, 09/01/26 (c)	2,354,100
500,000	5.00%, 09/01/26 (c)	584,450
1,000,000	5.00%, 09/01/26	1,190,240
390,000	5.00%, 09/01/26 (c)	452,716
320,000	5.00%, 09/01/26 (c)	374,048
150,000	5.00%, 09/01/26 (c)	177,173
500,000	5.00%, 09/01/26 (c)	590,575
475,000	5.00%, 09/01/26	565,364
250,000	5.00%, 09/01/26 (c)	293,445
1,000,000	5.00%, 09/01/26 (c)	1,177,050
1,905,000	5.00%, 08/01/27 (c)	2,273,389
925,000	5.00%, 08/01/27 (c)	1,099,695
2,045,000	5.00%, 08/01/27 (c)	2,449,746
500,000	5.00%, 11/01/27 (c)	593,930
2,000,000	5.00%, 11/01/27 (c)	2,403,520
1,000,000	5.00%, 11/01/27 (c)	1,192,470
425,000	5.25%, 08/01/25 (c)	498,019
100,000	Stockton Unified School District (GO) 5.00%, 02/01/26 (c)	114,623
125,000	Sweetwater Union High School District (GO) 5.00%, 08/01/24 (c)	141,729
	Trustees of the California State University, Series A (RB)
250,000	4.00%, 05/01/26 (c)	280,303
775,000	5.00%, 11/01/23 (c)	890,242
1,440,000	5.00%, 11/01/24 (c)	1,659,326
750,000	5.00%, 05/01/26 (c)	880,987
790,000	5.00%, 05/01/26 (c)	940,550
380,000	5.00%, 05/01/26 (c)	449,985
125,000	Tuolumne Wind Project Authority (RB) 5.00%, 01/01/27	150,825
1,225,000	University of California, Series AI (RB) 5.00%, 05/15/23 (c)	1,372,135
100,000	University of California, Series AM (RB) 5.25%, 05/15/24 (c)	115,439
Principal Amount		Value

California: (continued)
	University of California, Series AO (RB)
$100,000	5.00%, 05/15/24	$116,298
130,000	5.00%, 05/15/25 (c)	152,497
20,000	5.00%, 05/15/25 (c)	23,180
10,000	University of California, Series AR (RB) 5.00%, 05/15/26 (c)	11,730
	University of California, Series I (RB)
955,000	5.00%, 05/15/25 (c)	1,108,831
265,000	5.00%, 05/15/25 (c)	311,799
180,000	Walnut Energy Center Authority (RB) 5.00%, 07/01/24 (c)	202,486
	West Basin Municipal Water District, Series A (RB)
110,000	5.00%, 02/01/26 (c)	129,510
100,000	5.00%, 02/01/26 (c)	118,511
20,000	West Contra Costa Unified School District, Series A (GO) 5.00%, 08/01/25 (c)	23,009
500,000	Yosemite Community College District (GO) 5.00%, 08/01/25 (c)	581,290
		261,239,663
Colorado: 1.2%
540,000	Adams & Arapahoe Joint School District 28J Aurora, Series A (GO) (SAW) 5.00%, 12/01/26 (c)	633,647
250,000	Adams 12 Five Star Schools, Series B (GO) 5.00%, 12/15/26 (c)	295,845
150,000	Adams and Weld County, School District No. 27J (GO) (SAW) 5.00%, 12/01/25 (c)	170,529
155,000	Board of Governors of Colorado State University System (RB) 5.00%, 03/01/33	187,606
	Board of Governors of Colorado State University System, Series C (RB)
935,000	5.00%, 03/01/28 (c)	1,096,624
500,000	5.00%, 03/01/28 (c)	596,785
1,050,000	Boulder Valley School District No. RE-2, Series B (GO) (SAW) 4.00%, 06/01/27 (c)	1,166,403
	City of Aurora, Water Revenue, First Lien (RB)
20,000	5.00%, 08/01/24	22,987
115,000	5.00%, 08/01/26 (c)	132,870
490,000	5.00%, 08/01/26 (c)	570,443
	Colorado City Utilities System, Series A (RB)
100,000	5.00%, 11/15/27 (c)	118,575
110,000	5.00%, 11/15/27 (c)	130,941
100,000	5.00%, 11/15/27 (c)	119,687
160,000	Colorado Health Facilities Authority (RB) 4.00%, 05/15/26 (c)	170,054
545,000	Colorado Health Facilities Authority, Hospital Revenue, Series B (RB) 5.00%, 05/15/26 (c)	622,314

See Notes to Financial Statements

22

Principal Amount		Value

Colorado: (continued)
$2,180,000	Colorado Health Facilities Authority, Hospital Revenue, Series C (RB) 5.00%, 11/15/26 (p)	$2,541,880
115,000	Colorado Higher Education, Series A (CP) 5.00%, 11/01/26	134,678
280,000	Denver City and County School District No. 1 (GO) 5.00%, 12/01/25	329,753
530,000	Denver City and County, Airport System, Series A (RB) 5.00%, 11/15/24	609,781
	Garfield Pitkin and Eagle Counties School District No. Re-1 (GO)
565,000	5.00%, 12/15/25 (c)	654,778
940,000	5.00%, 12/15/25 (c)	1,092,882
	Mesa County Valley School District No 51 Grand Junction/CO (GO) (SAW)
500,000	5.00%, 12/01/27 (c)	590,940
500,000	5.00%, 12/01/27 (c)	594,175
	Park Creek Metropolitan District, Series A (RB)
560,000	5.00%, 12/01/25 (c)	630,168
250,000	5.00%, 12/01/25 (c)	282,225
100,000	Platte River Power Authority (RB) 5.00%, 06/01/24	114,383
980,000	Regents of the University of Colorado, Series A (RB) 5.00%, 06/01/25 (c)	1,140,142
800,000	Regents of the University of Colorado, Series B (RB) 4.00%, 06/01/24 (c)	867,288
	Regents of the University of Colorado, Series B-1 (RB)
600,000	2.75%, 06/01/26 (c)	585,942
1,000,000	4.00%, 06/01/26 (c)	1,062,410
540,000	4.00%, 06/01/26 (c)	576,083
35,000	Regional Transportation District, Fastracks Project, Series A (RB) 5.00%, 11/01/29	42,640
10,000	Regional Transportation District, Series A (CP) 5.00%, 06/01/23 (c)	11,060
365,000	School District No. 27J of Adams and Weld Counties (GO) (SAW) 4.00%, 12/01/25 (c)	390,346
15,000	University of Colorado, Series A (RB) 5.00%, 06/01/24 (c)	17,222
	University of Colorado, Series A-2 (RB)
800,000	3.00%, 06/01/24 (c)	765,216
500,000	4.00%, 06/01/28 (c)	529,795
250,000	5.00%, 06/01/24	287,940
250,000	5.00%, 06/01/25	292,622
25,000	University of Colorado, Series B (RB) 5.00%, 06/01/24 (c)	28,581
Principal Amount		Value

Colorado: (continued)
	University of Colorado, Series B-1 (RB)
$860,000	2.25%, 06/01/26 (c)	$822,968
30,000	5.00%, 06/01/25	34,945
		21,066,153
Connecticut: 2.5%
500,000	Connecticut Housing Finance Authority (RB) 3.20%, 11/15/26 (c)	493,120
260,000	Connecticut Housing Finance Authority, Series A-1 (RB) 2.88%, 05/15/25 (c)	247,655
	Connecticut State Health and Educational Facility Authority, Series A (RB)
1,265,000	5.00%, 07/01/24 (c)	1,418,457
125,000	5.00%, 07/01/24 (c)	141,675
20,000	5.00%, 07/01/24 (c)	22,729
1,195,000	Connecticut State Health and Educational Facility Authority, Yale University Issue, Series A-2 (RB) 2.00%, 07/01/26 (p)	1,145,957
	Connecticut State, Special Tax Revenue, Transportation Infrastructure Purposes, Series A (RB)
725,000	5.00%, 10/01/23 (c)	789,380
120,000	5.00%, 09/01/24 (c)	131,563
25,000	South Central Connecticut Regional Water Authority (RB) 5.00%, 08/01/26 (c)	29,468
	State of Connecticut, Series A (GO)
230,000	3.25%, 03/15/26 (c)	213,985
30,000	5.00%, 10/15/20 (c)	31,663
1,155,000	5.00%, 10/15/23 (c)	1,252,239
1,160,000	5.00%, 10/15/23 (c)	1,260,676
425,000	5.00%, 03/01/24 (c)	463,016
125,000	5.00%, 03/01/24 (c)	135,149
1,210,000	5.00%, 03/01/24 (c)	1,322,264
200,000	5.00%, 03/01/24 (c)	219,448
1,000,000	5.00%, 03/15/25 (c)	1,090,210
110,000	5.00%, 03/15/26 (c)	120,863
630,000	5.00%, 03/15/26 (c)	705,524
1,000,000	5.00%, 04/15/27 (c)	1,123,410
	State of Connecticut, Series B (GO)
30,000	4.00%, 11/15/24 (c)	30,834
400,000	5.00%, 05/15/25	445,568
290,000	5.00%, 06/15/25 (c)	317,002
1,895,000	5.00%, 06/15/25 (c)	2,104,189
1,170,000	5.00%, 05/15/26	1,315,536
1,000,000	5.00%, 04/15/27	1,131,660
100,000	5.00%, 04/15/27	113,166
	State of Connecticut, Series C (GO)
25,000	5.00%, 07/15/23 (c)	26,732
865,000	5.00%, 07/15/23 (c)	937,314
425,000	5.00%, 07/15/23 (c)	462,013
1,000,000	5.00%, 06/15/25	1,115,100

See Notes to Financial Statements

23

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Connecticut: (continued)
	State of Connecticut, Series D (GO)
$150,000	4.00%, 08/15/23 (c)	$154,976
110,000	5.00%, 08/15/24	121,783
	State of Connecticut, Series E (GO)
500,000	4.00%, 09/01/24 (c)	522,740
585,000	4.00%, 09/01/24 (c)	599,116
1,050,000	5.00%, 08/15/23 (c)	1,146,537
25,000	5.00%, 08/15/23 (c)	26,857
205,000	5.00%, 08/15/23 (c)	223,118
	State of Connecticut, Series F (GO)
335,000	3.25%, 11/15/25 (c)	324,933
425,000	5.00%, 11/15/24	471,644
1,300,000	5.00%, 11/15/24 (c)	1,425,762
160,000	5.00%, 11/15/25 (c)	178,467
420,000	5.00%, 11/15/25 (c)	462,286
400,000	5.00%, 11/15/25 (c)	443,068
15,000	5.00%, 11/15/25	16,795
	State of Connecticut, Special Tax Revenue, Series A (RB)
135,000	5.00%, 10/01/23 (c)	146,290
150,000	5.00%, 10/01/23 (c)	162,312
165,000	5.00%, 10/01/23 (c)	180,081
320,000	5.00%, 10/01/23 (c)	352,259
270,000	5.00%, 10/01/23 (c)	295,380
150,000	5.00%, 09/01/24 (c)	162,494
115,000	5.00%, 09/01/24	128,588
200,000	5.00%, 09/01/24	223,632
120,000	5.00%, 09/01/24 (c)	130,776
470,000	5.00%, 09/01/24 (c)	522,955
295,000	5.00%, 09/01/24 (c)	326,804
220,000	5.00%, 09/01/24 (c)	243,052
255,000	5.00%, 08/01/25 (c)	281,862
240,000	5.00%, 08/01/25 (c)	264,470
795,000	5.00%, 08/01/25 (c)	869,643
10,000	5.00%, 08/01/25 (c)	11,224
440,000	5.00%, 08/01/25	497,834
335,000	5.00%, 08/01/25 (c)	373,026
225,000	5.00%, 08/01/25 (c)	251,618
200,000	5.00%, 09/01/26 (c)	220,594
1,375,000	5.00%, 09/01/26 (c)	1,530,210
10,000	5.00%, 09/01/26	11,417
	State of Connecticut, Special Tax Revenue, Series B (RB)
325,000	5.00%, 09/01/24	363,402
335,000	5.00%, 09/01/26 (c)	378,252
100,000	5.00%, 09/01/26 (c)	113,615
	State of Connecticut, State Revolving Fund, Series A (RB)
125,000	3.13%, 03/01/25 (c)	124,690
1,000,000	5.00%, 05/01/27 (c)	1,164,400
260,000	State of Connecticut, Transportation Infrastructure, Series A (RB) 5.00%, 10/01/23 (c)	282,415
	University of Connecticut, Series A (RB)
210,000	3.00%, 03/15/26 (c)	190,302
530,000	5.00%, 08/15/23 (c)	587,452
860,000	5.00%, 02/15/25 (c)	956,483
200,000	5.00%, 02/15/25 (c)	220,256
Principal Amount		Value

Connecticut: (continued)
$770,000	5.00%, 01/15/26	$868,406
265,000	5.00%, 03/15/26 (c)	293,856
435,000	5.00%, 03/15/26 (c)	488,431
380,000	5.00%, 03/15/26 (c)	425,273
280,000	5.00%, 03/15/26 (c)	315,428
335,000	5.00%, 01/15/27 (c)	381,019
745,000	5.00%, 01/15/27 (c)	841,299
1,060,000	5.00%, 01/15/27	1,204,754
		42,861,901
Delaware: 0.3%
180,000	Delaware State Health Facilities Authority, Series A (RB) 3.00%, 07/01/27 (c)	168,093
	Delaware Transportation Authority (RB)
30,000	4.00%, 07/01/25	32,934
20,000	5.00%, 07/01/25	23,332
145,000	New Castle County (GO) 5.00%, 10/01/24	167,939
	State of Delaware (GO)
505,000	3.13%, 03/01/27 (c)	500,541
500,000	4.00%, 03/01/27 (c)	545,820
1,000,000	5.00%, 03/01/26	1,185,350
	State of Delaware, Series A (GO)
545,000	2.13%, 03/01/26 (c)	518,780
435,000	5.00%, 03/01/25	507,340
500,000	5.00%, 02/01/28 (c)	601,760
500,000	5.00%, 02/01/28	607,520
		4,859,409
District of Columbia: 1.0%
	District of Columbia (RB)
130,000	5.00%, 01/15/26 (c)	147,280
645,000	5.00%, 04/01/27 (c)	749,606
	District of Columbia, Series A (GO)
1,110,000	5.00%, 06/01/23 (c)	1,246,108
15,000	5.00%, 06/01/24	17,212
30,000	5.00%, 06/01/25	34,945
420,000	5.00%, 06/01/25 (c)	479,833
20,000	5.00%, 12/01/25	23,478
10,000	5.00%, 06/01/26	11,811
30,000	5.00%, 06/01/26 (c)	35,002
290,000	5.00%, 06/01/26 (c)	334,486
210,000	5.00%, 06/01/26 (c)	245,681
250,000	5.00%, 06/01/26 (c)	289,328
100,000	5.00%, 06/01/27 (c)	117,005
100,000	5.00%, 06/01/27 (c)	116,484
280,000	District of Columbia, Series C (GO) 5.00%, 06/01/24 (c)	314,381
	District of Columbia, Series D (GO)
500,000	4.00%, 06/01/27 (c)	528,465
160,000	5.00%, 12/01/26 (c)	188,550
20,000	5.00%, 12/01/26 (c)	23,385
1,000,000	5.00%, 06/01/27 (c)	1,187,650
1,250,000	5.00%, 06/01/27 (c)	1,462,562
25,000	District of Columbia, Series E (GO) 5.00%, 12/01/26 (c)	29,231

See Notes to Financial Statements

24

Principal Amount		Value

District of Columbia: (continued)
	District of Columbia, Water and Sewer Authority, Subordinated Lien, Series B (RB)
$1,000,000	5.00%, 10/01/25 (c)	$1,149,950
1,010,000	5.00%, 10/01/25 (c)	1,178,397
1,030,000	5.00%, 04/01/26 (c)	1,185,880
1,200,000	5.00%, 04/01/26 (c)	1,388,052
200,000	District of Columbia, Water and Sewer Authority, Subordinated Lien, Series C (RB) 5.00%, 10/01/24 (c)	229,202
330,000	Washington Metropolitan Area Transit Authority, Series A-1 (RB) 5.00%, 07/01/27	393,013
	Washington Metropolitan Area Transit Authority, Series A-2 (RB)
450,000	5.00%, 07/01/27 (c)	520,452
300,000	5.00%, 07/01/27 (c)	349,842
	Washington Metropolitan Area Transit Authority, Series B (RB)
150,000	5.00%, 07/01/25	174,452
1,400,000	5.00%, 07/01/27 (c)	1,626,492
625,000	5.00%, 07/01/27 (c)	732,681
240,000	5.00%, 07/01/27	285,828
		16,796,724
Florida: 4.6%
10,000	Brevard County School District, Series C (CP) 5.00%, 07/01/25 (c)	11,267
275,000	Broward County School Board, Series A (CP) 5.00%, 07/01/25	317,683
245,000	Central Florida Expressway Authority (RB) 3.00%, 07/01/27 (c)	224,895
1,325,000	Central Florida Expressway Authority, Senior Lien, Series A (RB) 3.00%, 07/01/26 (c)	1,227,241
	Central Florida Expressway Authority, Series B (RB)
30,000	5.00%, 07/01/25	34,805
115,000	5.00%, 07/01/26	135,180
660,000	City of Cape Coral, Florida Utility Improvement (AGM) (SA) 2.50%, 09/01/24	633,442
175,000	City of Cape Coral, Florida Water & Sewer Revenue (RB) 5.00%, 10/01/27 (c)	203,984
500,000	City of Gainesville FL Utilities System Revenue, Series A (RB) 5.00%, 10/01/27 (c)	581,025
	City of Jacksonville (RB)
310,000	3.00%, 10/01/25 (c)	299,968
100,000	3.00%, 10/01/25 (c)	95,927
1,025,000	5.00%, 10/01/24 (c)	1,155,247
515,000	5.00%, 10/01/24 (c)	579,154
210,000	5.00%, 10/01/25 (c)	239,978
Principal Amount		Value

Florida: (continued)
$115,000	City of Jacksonville, Series B (RB) 5.00%, 10/01/24	$131,791
450,000	City of Jacksonville, Transportation Revenue (RB) 3.25%, 10/01/25 (c)	438,336
	City of Lakeland, Department of Electric Utilities (RB)
500,000	5.00%, 10/01/24	573,320
295,000	5.00%, 04/01/26 (c)	344,194
540,000	City of Lakeland, Lakeland Regional Health System (RB) 5.00%, 11/15/26 (c)	620,357
	City of Orlando, Florida Contract Tourist Development Tax Payments, Series A (RB)
25,000	5.25%, 05/01/24 (c)	29,018
750,000	5.25%, 05/01/24 (c)	870,547
1,015,000	5.25%, 05/01/24 (c)	1,178,141
	City of Port St. Lucie, Utility System Revenue (RB)
500,000	4.00%, 09/01/26 (c)	527,160
585,000	5.00%, 09/01/26 (c)	674,382
1,000,000	City of Tallahassee, Florida Energy System (RB) 5.00%, 10/01/23 (c)	1,116,170
	Florida Department of Environmental Protection, Series A (RB)
115,000	5.00%, 07/01/25	133,665
125,000	5.00%, 07/01/27	149,093
	Florida Department of Management Services, Series A (CP)
125,000	5.00%, 08/01/24	142,810
105,000	5.00%, 08/01/25	121,019
1,025,000	5.00%, 09/01/27 (c)	1,223,860
500,000	Florida Higher Educational Facilities Financial Authority (RB) 5.00%, 04/01/26 (c)	553,990
500,000	Florida Housing Finance Corp., Series 1 (RB) 3.25%, 01/01/27 (c)	487,760
	Florida Municipal Power Agency, All-Requirements Power Supply, Series A (RB)
1,555,000	5.00%, 10/01/26 (c)	1,785,949
1,655,000	5.00%, 10/01/26 (c)	1,920,826
270,000	5.00%, 10/01/27	320,571
475,000	Florida Municipal Power Agency, Series A (RB) 3.00%, 10/01/26 (c)	461,154
680,000	Florida State Board of Education, Public Education Capital Outlay, Series B (GO) 3.00%, 06/01/24 (c)	686,025
640,000	Florida State Board of Education, Public Education Capital Outlay, Series C (GO) 3.00%, 06/01/24 (c)	631,795

See Notes to Financial Statements

25

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
$1,000,000	Florida State Department of Transportation, Turnpike Enterprise, Series A (RB) 5.00%, 07/01/25 (c)	$1,160,880
	Florida’s Turnpike Enterprise, Series B (RB)
265,000	5.00%, 07/01/25 (c)	305,942
110,000	5.00%, 07/01/25 (c)	127,697
740,000	Florida’s Turnpike Enterprise, Series C (RB) 5.00%, 07/01/26 (c)	856,883
1,130,000	Halifax Hospital Medical Center, Daytona Beach (RB) 3.38%, 06/01/26 (c)	1,083,094
	Hernando County School District, Series A (CP) (AGM)
450,000	3.00%, 07/01/26 (c)	414,130
450,000	3.00%, 07/01/26 (c)	416,421
	JEA Electric System Revenue, Series B (RB)
175,000	3.38%, 10/01/22 (c)	170,149
1,750,000	5.00%, 10/01/27 (c)	2,069,812
250,000	5.00%, 10/01/27 (c)	293,650
15,000	JEA Water & Sewer System Revenue, Series A (RB) 5.00%, 04/01/24 (c)	17,236
100,000	Lee County, Florida Transportation Facilities (RB) (AGM) 5.00%, 10/01/24 (c)	113,649
160,000	Manatee County School District (RB) (AGM) 5.00%, 04/01/27 (c)	185,541
	Miami Beach Redevelopment Agency, City Center and Historical Convention Village, Series A (TA)
1,025,000	5.00%, 02/01/24 (c)	1,151,423
425,000	5.00%, 02/01/24 (c)	475,979
1,000,000	5.00%, 02/01/24 (c)	1,116,000
1,100,000	5.00%, 02/01/24 (c)	1,236,301
1,000,000	5.00%, 02/01/24 (c)	1,133,020
640,000	5.00%, 02/01/24 (c)	722,944
145,000	5.00%, 02/01/24 (c)	163,379
	Miami-Dade County (RB)
845,000	0.00%, 10/01/26 (c) ^	486,779
400,000	0.00%, 10/01/26 (c) ^	219,936
135,000	5.00%, 10/01/26	158,005
510,000	5.00%, 10/01/26 (c)	586,566
	Miami-Dade County, Aviation Revenue, Series A (RB)
750,000	5.00%, 10/01/26 (c)	855,997
1,060,000	5.00%, 10/01/26 (c)	1,234,571
20,000	Miami-Dade County, Aviation Revenue, Series B (RB) 5.00%, 10/01/24 (c)	22,844
	Miami-Dade County, Building Better Communities Program, Series A (GO)
200,000	5.00%, 07/01/25	231,892
100,000	5.00%, 07/01/25 (c)	114,187
Principal Amount		Value

Florida: (continued)
$25,000	5.00%, 07/01/25	$28,987
280,000	5.00%, 07/01/26 (c)	320,272
1,000,000	5.00%, 07/01/26 (c)	1,159,530
	Miami-Dade County, Building Better Communities Program, Series B (GO)
485,000	3.00%, 07/01/24 (c)	477,681
555,000	4.00%, 07/01/24 (c)	592,773
1,225,000	4.00%, 07/01/24 (c)	1,300,521
100,000	5.00%, 07/01/24 (c)	114,750
	Miami-Dade County, Capital Asset Acquisition, Series B (RB)
1,125,000	5.00%, 04/01/26 (c)	1,300,432
1,000,000	5.00%, 04/01/26 (c)	1,162,110
1,000,000	Miami-Dade County, Educational Facilities Authority, Series A (RB) 5.00%, 04/01/25 (c)	1,130,680
25,000	Miami-Dade County, Expressway Authority Toll System, Series A (RB) 5.00%, 07/01/26 (c)	28,402
	Miami-Dade County, Expressway Authority Toll System, Series B (RB)
130,000	5.00%, 07/01/24 (c)	147,026
125,000	5.00%, 07/01/24 (c)	141,828
405,000	5.00%, 07/01/24	460,756
	Miami-Dade County, Florida Transit System (RB)
105,000	3.38%, 07/01/22 (c)	106,322
250,000	4.00%, 07/01/26 (c)	260,968
300,000	Miami-Dade County, Seaport Revenue, Series A (RB) 5.50%, 10/01/23 (c)	336,735
	Miami-Dade County, Water & Sewer System (RB)
975,000	5.00%, 10/01/24	1,116,736
270,000	5.00%, 10/01/25	313,632
	Miami-Dade County, Water & Sewer System, Series B (RB)
370,000	3.00%, 10/01/27 (c)	337,333
1,000,000	5.00%, 10/01/27 (c)	1,183,660
100,000	5.25%, 10/01/23 (c)	112,440
1,020,000	Orange County Health Facilities Authority (RB) 5.00%, 08/01/23 (c)	1,118,216
1,930,000	Orange County School Board, Series C (CP) 5.00%, 08/01/26 (c)	2,205,527
310,000	Orange County School Board, Series D (CP) 5.00%, 08/01/25 (c)	352,696
420,000	Orange County, Tourist Development Tax (RB) 5.00%, 10/01/30	510,901
	Orlando & Orange County Expressway Authority (RB)
25,000	5.00%, 07/01/23 (c)	27,703
205,000	5.00%, 07/01/23 (c)	227,370

See Notes to Financial Statements

26

Principal Amount		Value

Florida: (continued)
$100,000	Orlando & Orange County Expressway Authority, Series A (RB) 5.00%, 07/01/23 (c)	$110,505
10,000	Palm Beach County Health Facilities Authority, Act Retirement - Life Communities, Inc., Obligated Group (RB) 5.00%, 11/15/26 (c)	11,138
	Palm Beach County School District, Series A (CP)
100,000	5.00%, 08/01/24	114,311
125,000	5.00%, 08/01/26	146,225
120,000	5.00%, 08/01/27	142,124
385,000	Palm Beach County School District, Series B (CP) 5.00%, 08/01/25	445,938
435,000	Palm Beach County, Public Improvement (RB) 5.00%, 06/01/22 (c)	482,280
15,000	Reedy Creek Improvement District (GO) 5.00%, 06/01/23 (c)	16,939
175,000	Reedy Creek Improvement District, Series A (GO) 5.00%, 06/01/27 (c)	204,302
125,000	School Board of Miami-Dade County (GO) 3.25%, 03/15/27 (c)	123,831
170,000	School Board of Miami-Dade County, Series A (CP) 5.00%, 05/01/25	193,616
720,000	School Board of Miami-Dade County, Series B (CP) (AGM) 5.00%, 05/01/25 (c)	814,162
	School Board of Miami-Dade County, Series C (CP)
1,020,000	3.25%, 02/01/21 (c)	1,005,832
265,000	3.25%, 02/01/21 (c)	262,957
	School Board of Miami-Dade County, Series D (CP)
140,000	4.00%, 02/01/26 (c)	146,255
265,000	5.00%, 11/01/24 (c)	298,909
130,000	5.00%, 02/01/25	147,724
250,000	5.00%, 02/01/26 (c)	286,183
200,000	School District of Broward County, Series A (CP) 5.00%, 07/01/26 (c)	229,078
435,000	South Broward Hospital District, South Broward Hospital District (RB) 5.00%, 05/01/26 (c)	500,119
500,000	South Broward Hospital District, South Broward Hospital District Obligated Group (RB) 4.00%, 05/01/26 (c)	517,660
400,000	South Florida Water Management District (CP) 3.00%, 04/01/26 (c)	386,648
Principal Amount		Value

Florida: (continued)
	South Miami Health Facilities Authority, Baptist Health South Florida Obligated Group (RB)
$1,000,000	5.00%, 08/15/27 (c)	$1,141,840
2,750,000	5.00%, 08/15/27 (c)	3,183,097
500,000	St. Johns River Power Park, Issue 3, Series 7 (RB) 3.00%, 10/01/19 (c)	502,750
650,000	State of Florida, Board of Education, Full Faith and Credit, Series A (GO) 4.00%, 06/01/28 (c)	697,300
	State of Florida, Board of Education, Lottery Revenue, Series A (RB)
210,000	5.00%, 07/01/23 (c)	237,126
140,000	5.00%, 07/01/24	160,735
100,000	5.00%, 07/01/25	116,873
145,000	5.00%, 07/01/26	171,850
1,015,000	State of Florida, Board of Education, Lottery Revenue, Series B (RB) 5.00%, 07/01/25	1,186,261
	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series A (GO)
555,000	3.00%, 07/01/27 (c)	551,626
1,275,000	5.00%, 06/01/24 (c)	1,453,742
	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series B (GO)
10,000	3.00%, 06/01/24 (c)	10,133
25,000	5.00%, 06/01/24 (c)	28,505
25,000	5.00%, 06/01/24	28,718
	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series C (GO)
500,000	3.00%, 06/01/24 (c)	493,590
250,000	3.00%, 06/01/24 (c)	248,490
1,000,000	4.00%, 06/01/26 (c)	1,074,240
500,000	4.00%, 06/01/26 (c)	539,355
20,000	5.00%, 06/01/23 (c)	22,524
150,000	5.00%, 06/01/23 (c)	168,393
115,000	5.00%, 06/01/23 (c)	129,688
20,000	5.00%, 06/01/24 (c)	22,804
	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series D (GO)
20,000	4.00%, 06/01/26	22,136
10,000	5.00%, 06/01/26 (c)	11,803
	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series E (GO)
1,070,000	2.38%, 06/01/26 (c)	955,275
500,000	3.00%, 06/01/25 (c)	496,980
200,000	4.00%, 06/01/25 (c)	213,986
100,000	5.00%, 06/01/24	114,871
	State of Florida, Board of Education, Public Education Capital Outlay Refunding, Series F (GO)
35,000	5.00%, 06/01/25 (c)	40,695
35,000	5.00%, 06/01/26 (c)	41,309

See Notes to Financial Statements

27

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
	State of Florida, Department of Transportation, Series A (GO)
$600,000	3.00%, 07/01/27 (c)	$568,176
40,000	5.00%, 07/01/26 (c)	47,439
	State of Florida, Department of Transportation, Series B (RB)
555,000	2.63%, 07/01/25 (c)	550,738
195,000	5.00%, 07/01/24	224,002
15,000	Tampa Bay, Water Utility System, Series A (RB) 5.00%, 10/01/25	17,579
	Volusia County School Board, Master Lease Program, Series B (CP)
575,000	5.00%, 08/01/24 (c)	648,422
280,000	5.00%, 08/01/24 (c)	320,244
15,000	5.00%, 08/01/24 (c)	17,184
		77,609,838
Georgia: 2.0%
	Atlanta Airport Passenger Facility, Series A (RB)
275,000	5.00%, 01/01/24 (c)	309,078
405,000	5.00%, 01/01/24 (c)	456,552
420,000	Augusta GA Water & Sewerage Revenue (RB) 3.00%, 10/01/27 (c)	410,600
125,000	City of Atlanta Water & Wastewater Revenue (RB) 5.00%, 05/01/25 (c)	144,773
1,000,000	City of Atlanta, Airport Passenger Facility Charge, Subordinate Lien, Series A (RB) 5.00%, 01/01/24 (c)	1,121,130
	City of Atlanta, Public Improvement (GO)
630,000	4.50%, 12/01/24 (c)	709,670
25,000	4.88%, 12/01/24 (c)	28,696
330,000	5.00%, 12/01/24 (c)	374,834
	City of Atlanta, Water and Wastewater Revenue (RB)
2,250,000	5.00%, 05/01/25 (c)	2,561,040
1,220,000	5.00%, 05/01/25 (c)	1,392,813
30,000	5.00%, 05/01/25 (c)	34,352
345,000	City of Atlanta, Water and Wastewater Revenue, Series B (RB) 5.25%, 11/01/23 (c)	390,795
1,040,000	City of Austin, Water and Wastewater System Revenue (RB) 5.00%, 05/01/25 (c)	1,197,310
250,000	Clarke County Hospital Authority, Series A (RB) 5.00%, 07/01/26 (c)	286,543
750,000	Cobb County Kennestone Hospital Authority, Series A (RB) 5.00%, 04/01/27 (c)	845,280
25,000	Forsyth County (GO) 5.00%, 03/01/25 (c)	29,004
565,000	Georgia Housing and Finance Authority, Single Family Mortgage, Series A (RB) 3.45%, 12/01/22 (c)	570,243
Principal Amount		Value

Georgia: (continued)
	Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB)
$700,000	2.90%, 12/01/25 (c)	$675,507
285,000	3.00%, 06/01/24 (c)	281,968
15,000	Henry County School District (GO) (SAW) 5.00%, 08/01/25	17,569
	Metropolitan Atlanta Rapid Transit Authority, Refunding Series B (RB)
1,300,000	5.00%, 07/01/26 (c)	1,506,362
30,000	5.00%, 07/01/26 (c)	34,905
	Metropolitan Atlanta Rapid Transit Authority, Refunding Series C (RB)
485,000	5.00%, 07/01/26 (c)	568,551
235,000	5.00%, 07/01/26 (c)	276,426
420,000	5.00%, 07/01/26	496,411
500,000	Municipal Electric Authority of Georgia, Combined Cycle Project, Series A (RB) 5.00%, 11/01/22	553,305
415,000	Municipal Electric Authority of Georgia, Power Revenue, Series GG (RB) 5.00%, 01/01/23 (c)	460,198
	Municipal Electric Authority of Georgia, Series A (RB)
110,000	5.00%, 01/01/25 (c)	123,760
200,000	5.00%, 07/01/26 (c)	227,678
1,055,000	5.00%, 07/01/26 (c)	1,207,564
	Richmond County Hospital Authority, University Health Services, Inc. Project (RB)
275,000	3.00%, 07/01/26 (c)	257,219
185,000	5.00%, 07/01/26 (c)	214,367
	State of Georgia, Series A (GO)
985,000	2.50%, 02/01/26 (c)	865,116
1,000,000	3.00%, 02/01/24 (c)	1,011,590
3,600,000	5.00%, 02/01/25	4,196,808
2,030,000	5.00%, 02/01/26 (c)	2,397,897
2,000,000	5.00%, 02/01/26 (c)	2,350,100
1,200,000	State of Georgia, Series C (GO) 5.00%, 07/01/25	1,409,376
	State of Georgia, Series C-1 (GO)
2,100,000	4.00%, 07/01/25	2,322,810
1,010,000	5.00%, 02/01/26	1,196,961
1,000,000	State of Georgia, Series E (GO) 5.00%, 12/01/24	1,162,000
		34,677,161
Hawaii: 1.6%
35,000	Honolulu City and County, Board of Water Supply, Series A (RB) 5.00%, 07/01/24 (c)	39,394
1,350,000	Honolulu City and County, Series A (GO) 5.00%, 10/01/25 (c)	1,561,261

See Notes to Financial Statements

28

Principal Amount		Value

Hawaii: (continued)
	Honolulu City and County, Series B (GO)
$10,000	5.00%, 10/01/25 (c)	$11,529
760,000	5.00%, 10/01/25 (c)	881,699
1,000,000	5.00%, 10/01/25 (c)	1,165,260
1,000,000	Honolulu City and County, Series C (GO) 5.00%, 10/01/29	1,215,830
1,015,000	Honolulu City and County, Wastewater System Revenue, Series A (RB) 5.00%, 07/01/26 (c)	1,171,310
4,690,000	Honolulu City and County, Wastewater System Revenue, Series B (RB) 4.00%, 07/01/26 (c)	4,967,929
175,000	State of Hawaii, Department of Budget and Finance, Series A (RB) 5.00%, 07/01/25	201,915
250,000	State of Hawaii, Series A (RB) 5.00%, 07/01/24 (c)	281,230
285,000	State of Hawaii, Series B (RB) 5.00%, 07/01/26 (c)	333,413
	State of Hawaii, Series EO (GO)
25,000	5.00%, 08/01/24 (c)	28,116
3,400,000	5.00%, 08/01/24 (c)	3,905,648
3,295,000	5.00%, 08/01/24 (c)	3,746,118
25,000	State of Hawaii, Series ET (GO) 5.00%, 10/01/25	29,372
120,000	State of Hawaii, Series EY (GO) 5.00%, 10/01/25 (c)	139,744
500,000	State of Hawaii, Series EZ (GO) 5.00%, 10/01/25 (c)	584,470
200,000	State of Hawaii, Series FB (GO) 4.00%, 04/01/26 (c)	218,560
10,000	State of Hawaii, Series FE (GO) 5.00%, 10/01/25	11,749
160,000	State of Hawaii, Series FG (GO) 5.00%, 10/01/26	189,912
15,000	State of Hawaii, Series FH (GO) 5.00%, 10/01/26 (c)	17,692
	State of Hawaii, Series FK (GO)
800,000	5.00%, 05/01/27 (c)	927,400
130,000	5.00%, 05/01/27 (c)	151,596
	State of Hawaii, Series FN (GO)
110,000	5.00%, 10/01/24	127,118
500,000	5.00%, 10/01/27 (c)	590,920
500,000	5.00%, 10/01/27 (c)	593,650
	State of Hawaii, Series FT (GO)
295,000	4.00%, 01/01/28 (c)	315,234
250,000	5.00%, 01/01/26	293,907
2,500,000	5.00%, 01/01/28 (c)	2,972,075
	University of Hawaii, Series E (RB)
275,000	5.00%, 10/01/26 (c)	320,067
240,000	5.00%, 10/01/26 (c)	278,160
		27,272,278
Principal Amount		Value

Idaho: 0.0%
$500,000	Boise City Independent School District (GO) 5.00%, 02/01/27 (c)	$583,955
115,000	Idaho Health Facilities Authority, Trinity Health Credit Group, Series ID (RB) 5.00%, 06/01/22 (c)	126,319
		710,274
Illinois: 5.0%
	Board of Trustees of the University of Illinois, Series A (RB)
1,155,000	4.00%, 04/01/23 (c)	1,177,696
1,000,000	5.00%, 04/01/23 (c)	1,083,590
1,795,000	Chicago Midway International Airport, Second Lien, Series B (RB) 5.00%, 01/01/24 (c)	1,991,499
	Chicago O’Hare International Airport, Senior Lien, Series B (RB)
510,000	5.00%, 01/01/23 (c)	563,183
575,000	5.00%, 01/01/25 (c)	644,339
500,000	5.00%, 01/01/25 (c)	556,460
580,000	5.00%, 01/01/25 (c)	641,816
130,000	5.00%, 01/01/25 (c)	147,525
405,000	5.00%, 01/01/27 (c)	459,764
2,500,000	5.25%, 01/01/23 (c)	2,765,950
600,000	Chicago O’Hare International Airport, Senior Lien, Series D (RB) 5.00%, 01/01/23 (c)	662,568
	Chicago O’Hare International Airport, Series B (RB)
135,000	5.00%, 01/01/25 (c)	149,901
290,000	5.00%, 01/01/25 (c)	327,587
545,000	Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/26	627,567
25,000	Chicago O’Hare International Airport, Series E (RB) 5.00%, 01/01/25	28,419
500,000	Chicago Transit Authority (RB) 5.00%, 06/01/26	564,005
100,000	City of Chicago, Board of Education Dedicated Capital Improvement Tax (ST) 5.75%, 04/01/27 (c)	114,624
	City of Chicago, Motor Fuel Tax Revenue (RB) (AGM)
765,000	5.00%, 01/01/24 (c)	820,730
150,000	5.00%, 01/01/24 (c)	161,406
750,000	City of Chicago, Neighborhoods Alive 21 Program, Series B (GO) 5.50%, 01/01/25 (c)	799,830
	City of Chicago, Series A (GO)
910,000	5.00%, 01/01/24 (c)	941,668
1,010,000	5.25%, 01/01/24 (c)	1,055,137
1,160,000	5.25%, 01/01/24 (c)	1,210,066
800,000	5.63%, 01/01/27 (c)	874,736
1,710,000	5.63%, 01/01/27 (c)	1,877,529

See Notes to Financial Statements

29

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
	City of Chicago, Wastewater Transmission Revenue, Second Lien (RB)
$125,000	5.00%, 01/01/24 (c)	$135,689
1,165,000	5.00%, 01/01/24 (c)	1,280,393
270,000	5.00%, 01/01/24 (c)	297,335
	City of Chicago, Water Revenue, Second Lien (RB)
250,000	3.15%, 11/01/24	251,170
120,000	5.00%, 11/01/24 (c)	131,695
	City of Chicago, Water Revenue, Second Lien, Series A-1 (RB)
205,000	5.00%, 11/01/26 (c)	226,958
420,000	5.00%, 11/01/26 (c)	465,637
	City of Chicago, Waterworks Revenue, Second Lien (RB)
475,000	4.00%, 11/01/24 (c)	479,061
70,000	5.00%, 11/01/22 (c)	76,126
135,000	5.00%, 11/01/22 (c)	146,457
55,000	5.00%, 11/01/24 (c)	61,107
655,000	5.00%, 11/01/24 (c)	724,882
995,000	5.00%, 11/01/27 (c)	1,123,295
	City of Springfield, Electric Revenue, Senior Lien (RB)
390,000	5.00%, 03/01/25 (c)	428,980
15,000	5.00%, 03/01/25 (c)	16,394
335,000	5.00%, 03/01/25 (c)	373,897
100,000	5.00%, 03/01/25	112,463
475,000	5.00%, 03/01/25 (c)	532,636
	Cook County Community College District No. 508 (GO)
505,000	5.00%, 12/01/23 (c)	522,862
500,000	5.25%, 12/01/23 (c)	530,195
1,325,000	Cook County, Series A (GO) 5.00%, 11/15/26 (c)	1,476,752
230,000	Cook County, Series C (GO) 5.00%, 11/15/22 (c)	251,926
195,000	Illinois Finance Authority, Advocate Health Care Network (RB) 5.00%, 08/01/24 (c)	216,705
225,000	Illinois Finance Authority, Advocate Health Care Network, Series A (RB) 5.00%, 08/01/24 (c)	254,419
	Illinois Finance Authority, Clean Water Initiative (RB)
230,000	4.00%, 07/01/25	249,819
165,000	4.00%, 01/01/26 (c)	174,362
100,000	4.00%, 01/01/26 (c)	108,654
135,000	5.00%, 01/01/26	157,378
125,000	5.00%, 01/01/26 (c)	144,218
400,000	5.00%, 01/01/27 (c)	470,296
	Illinois Finance Authority, Mercy Health Corp. (RB)
20,000	4.00%, 06/01/26 (c)	20,345
1,000,000	4.00%, 06/01/26 (c)	1,012,390
150,000	4.00%, 06/01/26 (c)	153,326
325,000	5.00%, 12/01/25	364,790
250,000	5.00%, 06/01/26 (c)	274,895
130,000	5.00%, 06/01/26 (c)	145,952
Principal Amount		Value

Illinois: (continued)
$280,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A (RB) 5.00%, 07/15/27	$332,408
260,000	Illinois Finance Authority, Northwestern University (RB) 5.00%, 12/01/28	315,513
985,000	Illinois Finance Authority, Presence Health Network, Series C (RB) 4.00%, 02/15/27 (c)	999,558
105,000	Illinois Finance Authority, Rush University Medical Center Obligated Group (RB) 5.00%, 05/15/25 (c)	117,594
	Illinois Finance Authority, Rush University Medical Center Obligated Group, Series A (RB)
100,000	5.00%, 05/15/25 (c)	110,993
195,000	5.00%, 05/15/25 (c)	220,627
190,000	Illinois Finance Authority, University of Chicago, Series A (RB) 5.00%, 10/01/24 (c)	217,136
500,000	Illinois Housing Development Authority, Series B (RB) 3.45%, 04/01/27 (c)	492,340
170,000	Illinois Municipal Electric Agency, Power Supply System, Series A (RB) 5.00%, 08/01/25 (c)	190,813
	Illinois State Toll Highway Authority, Series A (RB)
290,000	4.00%, 01/01/26 (c)	302,638
480,000	5.00%, 01/01/23 (c)	532,502
200,000	5.00%, 01/01/26 (c)	228,080
425,000	5.00%, 01/01/26 (c)	483,106
510,000	5.00%, 01/01/28 (c)	585,771
345,000	Illinois State Toll Highway Authority, Series B (RB) 5.00%, 01/01/24 (c)	388,142
	Illinois State Toll Highway Authority, Series C (RB)
500,000	5.00%, 01/01/25 (c)	559,015
100,000	5.00%, 01/01/25 (c)	113,091
	Kane, Cook, and DuPage Counties, School District No. U-46, Series D (GO)
190,000	5.00%, 01/01/24 (c)	211,430
350,000	5.00%, 01/01/24 (c)	386,582
225,000	5.00%, 01/01/24 (c)	252,882
1,190,000	5.00%, 01/01/24 (c)	1,328,837
190,000	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) 5.00%, 06/15/22 (c)	198,979
	Metropolitan Water Reclamation District of Greater Chicago (GO)
320,000	5.00%, 12/01/24	363,475
405,000	5.00%, 12/01/26 (c)	466,200
340,000	5.00%, 12/01/26	395,570

See Notes to Financial Statements

30

Principal Amount		Value

Illinois: (continued)
	Northern Illinois Municipal Power Agency (RB)
$1,000,000	4.00%, 12/01/26 (c)	$1,024,080
30,000	5.00%, 12/01/25	34,150
1,760,000	Railsplitter Tobacco Settlement Authority (RB) 5.00%, 06/01/26 (c)	2,009,533
	Regional Transportation Authority of Illinois, Series A (RB)
500,000	5.00%, 07/01/25	572,330
500,000	5.00%, 07/01/27 (c)	576,550
	Sales Tax Securitization Corp., Series A (RB)
250,000	5.00%, 01/01/28 (c)	283,143
250,000	5.00%, 01/01/28 (c)	282,043
1,270,000	5.00%, 01/01/28 (c)	1,463,243
2,000,000	5.00%, 01/01/28 (c)	2,291,760
	State of Illinois (RB)
420,000	3.00%, 06/15/26 (c)	375,997
1,475,000	3.00%, 06/15/26 (c)	1,366,528
160,000	3.00%, 06/15/26 (c)	139,138
2,535,000	3.50%, 06/01/26 (c)	2,294,961
1,120,000	3.50%, 06/01/26 (c)	989,744
435,000	4.00%, 01/01/26 (c)	406,560
515,000	4.00%, 06/01/26 (c)	471,889
1,495,000	4.00%, 06/01/26 (c)	1,388,048
750,000	4.13%, 11/01/26 (c)	696,600
560,000	4.50%, 02/01/24 (c)	550,133
510,000	5.00%, 06/15/23 (c)	563,407
1,535,000	5.00%, 02/01/24 (c)	1,597,029
960,000	5.00%, 04/01/24 (c)	977,654
615,000	5.00%, 04/01/24 (c)	632,718
275,000	5.00%, 05/01/24 (c)	284,642
1,000,000	5.00%, 05/01/24 (c)	1,026,020
280,000	5.00%, 05/01/24 (c)	291,466
410,000	5.00%, 05/01/24	426,129
1,080,000	5.00%, 01/01/26	1,125,986
1,025,000	5.00%, 01/01/26 (c)	1,049,169
130,000	5.00%, 01/01/26 (c)	133,150
185,000	5.00%, 01/01/26 (c)	192,023
1,050,000	5.00%, 06/01/26 (c)	1,090,971
250,000	5.00%, 06/15/26 (c)	284,050
940,000	5.00%, 02/01/27	979,828
1,200,000	5.25%, 07/01/23 (c)	1,238,748
700,000	5.25%, 07/01/23 (c)	720,979
1,000,000	5.25%, 07/01/23 (c)	1,034,620
500,000	5.25%, 02/01/24 (c)	512,155
375,000	5.50%, 07/01/23 (c)	401,167
395,000	5.50%, 07/01/23 (c)	418,028
1,390,000	5.50%, 07/01/23 (c)	1,460,515
500,000	State of Illinois, Junior Obligation Tax-Exempt, Series D (RB) 5.00%, 06/15/26 (c)	563,510
	State of Illinois, Series A (RB)
160,000	3.00%, 06/15/26 (c)	139,138
115,000	4.00%, 04/01/23 (c)	117,364
1,000,000	6.00%, 05/01/26	1,110,920
Principal Amount		Value

Illinois: (continued)
	State of Illinois, Series D (GO)
$3,000,000	5.00%, 11/01/25	$3,129,450
2,500,000	5.00%, 11/01/27 (c)	2,595,750
	University of Illinois, Auxiliary Facilities System, Series A (RB)
20,000	4.00%, 04/01/23 (c)	20,511
30,000	4.00%, 04/01/25 (c)	30,617
15,000	5.00%, 04/01/23 (c)	16,411
		84,814,891
Indiana: 0.8%
585,000	Ball State University, Series R (RB) 5.00%, 07/01/27	687,334
500,000	Carmel City, Indiana Redevelopment Authority, Series A (RB) 2.63%, 08/01/22 (c)	493,220
15,000	Carmel Local Public Improvement Bond Bank (RB) 5.00%, 07/15/26 (c)	17,343
	Indiana Finance Authority, Series B (RB)
35,000	5.00%, 02/01/25	40,707
130,000	5.00%, 02/01/26 (c)	153,157
	Indiana Finance Authority, Series C (RB)
160,000	5.00%, 08/01/26 (c)	189,507
150,000	5.00%, 12/01/26 (c)	178,413
1,060,000	5.00%, 12/01/26 (c)	1,255,400
610,000	5.00%, 02/01/28 (c)	728,352
1,000,000	5.00%, 02/01/28 (c)	1,198,760
385,000	5.00%, 06/01/28	465,708
	Indiana Finance Authority, Series E (RB)
1,000,000	5.00%, 08/01/26 (c)	1,170,600
100,000	5.00%, 08/01/26 (c)	117,465
3,215,000	5.00%, 06/01/29	3,919,021
340,000	Indiana Housing and Community Development Authority, Single Family Mortgage, Series A-1 (RB) 2.85%, 07/01/25 (c)	325,166
	Indiana Municipal Power Agency (RB)
20,000	5.00%, 01/01/25	22,906
205,000	5.00%, 07/01/26 (c)	239,987
1,050,000	5.00%, 07/01/26 (c)	1,203,478
250,000	Indiana Municipal Power Agency, Series A (RB) 5.00%, 01/01/28 (c)	288,265
15,000	Indiana University, Series W-2 (RB) 5.00%, 08/01/24 (c)	17,353
10,000	IPS Multi-School Building Corp. (RB) 5.00%, 01/15/25 (c)	11,447
220,000	Purdue University, Series CC (RB) 5.00%, 07/01/25	256,177
185,000	Trustees of the Indiana State University, Series A (RB) 5.00%, 06/01/26 (c)	219,242
140,000	Zionsville Community Schools Building Corp., Series B (RB) 3.00%, 07/15/24 (c)	140,076
		13,339,084

See Notes to Financial Statements

31

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Iowa: 0.2%
	Iowa Finance Authority (RB)
$130,000	4.00%, 07/01/23 (c)	$137,576
1,000,000	5.00%, 08/01/27 (c)	1,201,570
1,000,000	5.00%, 08/01/27 (c)	1,187,960
125,000	State of Iowa, IJobs Program, Series A (RB) 5.00%, 06/01/26 (c)	146,438
130,000	State of Iowa, Prison Infrastructure Fund (RB) 5.00%, 06/15/26	152,494
		2,826,038
Kansas: 0.9%
	Butler County Unified School District No. 385 (GO)
300,000	4.00%, 09/01/27 (c)	320,967
500,000	4.00%, 09/01/27 (c)	539,145
500,000	5.00%, 09/01/27 (c)	581,280
250,000	5.00%, 09/01/27 (c)	291,527
540,000	City of Wichita, Series 811 (GO) 3.00%, 06/01/23 (c)	541,766
	Kansas Development Finance Authority, National Bio and Agro-Defense Facility, Series G (RB)
225,000	5.00%, 04/01/23 (c)	250,083
275,000	5.00%, 04/01/23 (c)	306,465
10,000	5.00%, 04/01/23 (c)	11,052
	Kansas Development Finance Authority, State of Kansas Projects, Series A (RB)
155,000	5.00%, 05/01/23 (c)	172,943
380,000	5.00%, 05/01/23 (c)	422,856
935,000	5.00%, 05/01/23 (c)	1,034,437
125,000	5.00%, 05/01/23 (c)	139,906
	State of Kansas, Department of Transportation, Highway Revenue, Series A (RB)
110,000	5.00%, 09/01/24 (c)	125,384
740,000	5.00%, 09/01/24 (c)	849,076
1,150,000	5.00%, 09/01/27 (c)	1,348,191
150,000	5.00%, 09/01/27 (c)	174,917
400,000	5.00%, 09/01/27	482,380
775,000	5.00%, 09/01/27 (c)	912,035
	State of Kansas, Department of Transportation, Highway Revenue, Series B (RB)
765,000	5.00%, 09/01/25 (c)	886,796
1,550,000	5.00%, 09/01/25 (c)	1,791,180
1,000,000	5.00%, 09/01/25 (c)	1,144,850
445,000	5.00%, 09/01/25	521,682
1,640,000	5.00%, 09/01/25 (c)	1,915,405
295,000	5.00%, 09/01/25 (c)	344,109
		15,108,432
Kentucky: 1.0%
	Commonwealth of Kentucky State Property and Building Commission, Project No. 106, Series A (RB)
460,000	5.00%, 10/01/23 (c)	508,309
360,000	5.00%, 10/01/23 (c)	399,902
Principal Amount		Value

Kentucky: (continued)
$125,000	Commonwealth of Kentucky State Property and Building Commission, Project No. 108, Series A (RB) 5.00%, 08/01/25 (c)	$140,736
670,000	Commonwealth of Kentucky State Property and Building Commission, Project No. 108, Series B (RB) 5.00%, 08/01/25	756,671
	Commonwealth of Kentucky State Property and Building Commission, Project No. 112, Series B (RB)
270,000	5.00%, 11/01/26 (c)	306,123
335,000	5.00%, 11/01/26 (c)	381,156
320,000	5.00%, 11/01/26	364,858
	Kentucky Asset Liability Commission Project, Federal Highway Trust, First Series A (RB)
290,000	5.00%, 09/01/23	326,581
2,525,000	5.00%, 09/01/24 (c)	2,851,356
45,000	5.00%, 09/01/24	51,180
400,000	5.00%, 09/01/24 (c)	452,696
80,000	5.00%, 09/01/25	92,333
20,000	5.00%, 09/01/25 (c)	22,897
865,000	5.25%, 09/01/23	984,846
1,005,000	5.25%, 09/01/23 (c)	1,131,399
1,000,000	5.25%, 09/01/23 (c)	1,128,420
	Kentucky Municipal Power Agency, Prairie State Project, Series A (RB)
850,000	5.00%, 09/01/24	954,091
90,000	5.00%, 09/01/25 (c)	101,510
	Kentucky Turnpike Authority (RB)
170,000	5.00%, 07/01/25	196,025
20,000	5.00%, 07/01/26 (c)	23,017
	Kentucky Turnpike Authority, Series B (RB)
310,000	5.00%, 07/01/25	357,458
500,000	5.00%, 07/01/26	583,735
	Louisville and Jefferson County Metro Government, Norton Healthcare, Inc., Series A (RB)
270,000	5.00%, 10/01/26 (c)	304,320
55,000	5.00%, 10/01/26 (c)	62,598
105,000	Louisville and Jefferson County Metro Government, Water System (RB) 3.00%, 11/15/25 (c)	101,858
20,000	Paducah Electric Plant Board (RB) (AGM) 5.00%, 10/01/26	22,605
	Turnpike Authority of Kentucky Economic Development Road, Revitalization Projects, Series A (RB)
500,000	5.00%, 07/01/23 (c)	553,540
620,000	5.00%, 07/01/23 (c)	687,964
485,000	5.00%, 07/01/23 (c)	537,428
185,000	5.00%, 07/01/25	213,322

See Notes to Financial Statements

32

Principal Amount		Value

Kentucky: (continued)
$125,000	Turnpike Authority of Kentucky Economic Development Road, Revitalization Projects, Series B (RB) 5.00%, 07/01/26	$145,934
	University of Kentucky, Series B (RB)
125,000	5.00%, 10/01/24	143,810
2,025,000	5.00%, 04/01/25 (c)	2,327,920
		17,216,598
Louisiana: 1.3%
200,000	East Baton Rouge Sewerage Commission, Series B (RB) 5.00%, 02/01/25 (c)	224,650
1,000,000	Louisiana Local Government Environmental Facilities and Community Development Authority (RB) 3.50%, 11/01/27 (c)	979,920
200,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Series A (RB) 3.25%, 10/01/27 (c)	190,226
295,000	Louisiana Public Facilities Authority (RB) 5.00%, 07/01/25 (c)	328,943
1,605,000	Louisiana Public Facilities Authority, Entergy Louisiana, LLC Project, Series B (RB) 3.50%, 06/01/21 (c)	1,617,583
	Louisiana Public Facilities Authority, Hurricane Recovery Program (RB)
900,000	5.00%, 06/01/24 (c)	1,008,909
1,935,000	5.00%, 06/01/24 (c)	2,176,062
1,635,000	5.00%, 06/01/24 (c)	1,849,430
210,000	Louisiana Stadium and Exposition District, Series A (RB) 5.00%, 07/01/23 (c)	233,127
1,210,000	Louisiana State Citizens Property Insurance Corp. (RB) 5.00%, 06/01/26	1,405,088
	Louisiana State, Series A (GO)
1,625,000	4.00%, 02/01/24 (c)	1,700,514
200,000	5.00%, 02/01/24 (c)	225,578
750,000	Louisiana State, Series B (GO) 5.00%, 10/01/26	874,740
680,000	Louisiana State, Series C (GO) 5.00%, 07/15/23 (c)	757,513
375,000	Louisiana State, Series D (GO) 5.00%, 09/01/25	431,730
	State of Louisiana, Gasoline and Fuels Tax Revenue, Series B (RB)
2,000,000	5.00%, 05/01/24 (c)	2,259,040
100,000	5.00%, 05/01/25	114,988
	State of Louisiana, Series A (GO)
150,000	3.50%, 04/01/27 (c)	151,028
600,000	4.00%, 05/15/23 (c)	624,426
975,000	5.00%, 02/01/24 (c)	1,093,053
25,000	5.00%, 06/15/24 (c)	28,449
Principal Amount		Value

Louisiana: (continued)
$1,000,000	5.00%, 05/01/25 (c)	$1,126,060
565,000	5.00%, 04/01/27 (c)	656,151
710,000	State of Louisiana, Series C (GO) 5.00%, 08/01/24 (c)	804,146
500,000	State of Louisiana, Series D-1 (GO) 5.00%, 12/01/24 (c)	568,900
		21,430,254
Maine: 0.0%
480,000	Maine Turnpike Authority (RB) 5.00%, 07/01/25 (c)	554,160
Maryland: 2.6%
610,000	Anne Arundel County (GO) 5.00%, 04/01/25	710,894
	City of Baltimore, Consolidated Public Improvement, Series B (GO)
1,250,000	5.00%, 10/15/25	1,462,200
250,000	5.00%, 10/15/26	296,307
250,000	5.00%, 10/15/27 (c)	298,837
250,000	5.00%, 10/15/27	300,227
1,190,000	County of Montgomery, Series C (GO) 4.00%, 10/01/27 (c)	1,306,394
525,000	Harford County, Series B (GO) 3.00%, 07/01/24 (c)	537,784
15,000	Maryland Economic Development Corp., College Park Projects (RB) (AGM) 5.00%, 06/01/26 (c)	17,173
	Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue (RB)
130,000	5.00%, 08/15/24	148,062
550,000	5.00%, 02/15/25 (c)	622,473
1,250,000	Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB) 4.00%, 07/01/25 (c)	1,261,587
300,000	Maryland Health and Higher Educational Facilities Authority, Series B (RB) 5.00%, 08/15/23 (c)	334,080
1,500,000	Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Issue (RB) 5.00%, 07/01/24	1,677,465
	Maryland Stadium Authority (RB)
750,000	5.00%, 05/01/26 (c)	858,817
250,000	5.00%, 05/01/26 (c)	283,038
240,000	5.00%, 05/01/26	279,091
250,000	5.00%, 05/01/26 (c)	287,233
1,000,000	Maryland Stadium Authority, Series A (RB) 5.00%, 05/01/28 (c)	1,156,670
1,500,000	Maryland State Department of Transportation (RB) 4.00%, 05/01/25 (c)	1,633,560

See Notes to Financial Statements

33

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Maryland: (continued)
	Maryland State Transportation Authority (RB)
$300,000	3.00%, 07/01/27 (c)	$285,864
510,000	3.00%, 07/01/27 (c)	489,988
500,000	3.00%, 09/01/27 (c)	481,220
655,000	Maryland Water Quality Financing Administration (RB) 3.00%, 03/01/24 (c)	652,393
	Montgomery County, Series A (GO)
2,000,000	5.00%, 11/01/24 (c)	2,292,980
20,000	5.00%, 12/01/24 (c)	23,029
	Montgomery County, Series B (GO)
1,275,000	4.00%, 12/01/23 (c)	1,378,861
3,000,000	5.00%, 11/01/24 (c)	3,462,750
350,000	5.00%, 11/01/24 (c)	402,853
	Prince George’s County, Series A (GO)
140,000	4.00%, 09/01/24 (c)	151,710
445,000	4.00%, 09/01/24 (c)	483,573
260,000	Prince George’s County, Series B (GO) 2.75%, 03/01/23 (c)	262,345
	State of Maryland, Department of Transportation (RB)
1,000,000	3.00%, 11/01/24 (c)	978,520
855,000	3.13%, 05/01/25 (c)	845,535
285,000	5.00%, 11/01/24 (c)	326,382
200,000	State of Maryland, Department of Transportation, Second Issue (RB) 3.13%, 06/01/23 (c)	199,100
435,000	State of Maryland, Department of Transportation, Third Issue (RB) 3.00%, 12/15/23 (c)	425,574
	State of Maryland, State and Local Facilities Loan, First Series (GO)
1,450,000	3.00%, 06/01/24 (c)	1,428,337
150,000	4.00%, 06/01/24 (c)	163,058
420,000	5.00%, 06/01/24 (c)	483,739
	State of Maryland, State and Local Facilities Loan, First Series A (GO)
405,000	3.00%, 03/01/23 (c)	405,713
250,000	3.13%, 03/15/28 (c)	242,590
1,355,000	4.00%, 03/15/27 (c)	1,475,216
1,000,000	5.00%, 03/15/25	1,164,420
100,000	State of Maryland, State and Local Facilities Loan, First Series B (GO) 4.00%, 08/01/26	111,192
	State of Maryland, State and Local Facilities Loan, Second Series A (GO)
350,000	2.75%, 08/01/23 (c)	355,134
1,000,000	3.00%, 08/01/27 (c)	984,890
1,315,000	4.00%, 08/01/23 (c)	1,400,725
	State of Maryland, State and Local Facilities Loan, Second Series B (GO)
100,000	3.00%, 08/01/22 (c)	100,394
1,255,000	4.00%, 08/01/22 (c)	1,333,500
Principal Amount		Value

Maryland: (continued)
$20,000	University System of Maryland (RB) 5.00%, 04/01/24 (c)	$22,827
	Washington Suburban Sanitary District (GO)
500,000	3.00%, 06/01/24 (c)	502,760
1,575,000	3.00%, 06/01/24 (c)	1,587,206
1,805,000	3.00%, 06/01/24 (c)	1,818,989
	Washington Suburban Sanitary District, Second Series (GO)
1,530,000	4.00%, 06/01/24 (c)	1,626,681
1,300,000	5.00%, 06/01/27 (c)	1,550,887
		43,372,827
Massachusetts: 2.9%
	City of Boston, Series A (GO)
300,000	4.00%, 03/01/24 (c)	319,068
20,000	5.00%, 04/01/25	23,419
	Commonwealth of Massachusetts (GO)
1,000,000	3.00%, 02/01/24 (c)	985,360
600,000	5.00%, 07/01/26 (c)	695,718
155,000	5.00%, 07/01/26 (c)	181,330
500,000	5.00%, 12/01/26 (c)	578,835
10,000	5.00%, 12/01/26 (c)	11,860
1,485,000	5.00%, 07/01/28	1,792,633
	Commonwealth of Massachusetts Transportation Fund Revenue (RB)
30,000	5.00%, 06/01/24	34,553
15,000	5.00%, 06/01/24	17,276
20,000	5.00%, 06/01/25 (c)	23,142
15,000	5.00%, 06/01/25 (c)	17,409
20,000	5.00%, 06/01/26 (c)	23,637
	Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB)
1,000,000	5.00%, 06/15/24 (c)	1,147,130
720,000	5.00%, 06/15/24 (c)	828,583
	Commonwealth of Massachusetts, Series A (GO)
290,000	3.00%, 03/01/24 (c)	277,875
210,000	4.00%, 05/01/23 (c)	226,145
850,000	5.00%, 03/01/24 (c)	954,788
1,260,000	5.00%, 07/01/25 (c)	1,464,498
105,000	5.00%, 07/01/25	122,491
160,000	5.00%, 07/01/25 (c)	185,400
1,000,000	5.00%, 03/01/26	1,176,760
275,000	5.00%, 07/01/26 (c)	323,257
1,000,000	5.00%, 07/01/26	1,181,120
	Commonwealth of Massachusetts, Series C (GO)
740,000	3.00%, 07/01/22 (c)	743,152
1,070,000	4.00%, 07/01/22 (c)	1,117,529
435,000	4.00%, 07/01/22 (c)	456,241
700,000	5.00%, 10/01/24	806,680
2,345,000	5.00%, 08/01/25	2,739,781
1,150,000	Commonwealth of Massachusetts, Series E (GO) 3.00%, 11/01/27 (c)	1,083,840
420,000	Commonwealth of Massachusetts, Series F (GO) 3.00%, 11/01/22 (c)	421,583

See Notes to Financial Statements

34

Principal Amount		Value

Massachusetts: (continued)
	Massachusetts Bay Transportation Authority, Series A (RB)
$890,000	0.00%, 07/01/26 (c) ^	$654,951
810,000	0.00%, 07/01/26 (c) ^	572,670
1,160,000	0.00%, 07/01/26 (c) ^	723,585
1,230,000	0.00%, 07/01/26 (c) ^	833,977
2,310,000	2.00%, 07/01/26 (c)	2,097,041
1,315,000	4.00%, 07/01/25 (c)	1,382,696
10,000	5.00%, 07/01/24	11,512
160,000	5.00%, 07/01/25	186,997
1,400,000	Massachusetts Bay Transportation Authority, Series B (RB) 5.00%, 07/01/25	1,638,224
	Massachusetts Clean Water Trust, Series 19 (RB)
500,000	5.00%, 02/01/26 (c)	582,930
1,100,000	5.00%, 02/01/26 (c)	1,286,648
940,000	5.00%, 02/01/26 (c)	1,106,718
	Massachusetts Development Finance Agency, Harvard University, Series A (RB)
1,850,000	5.00%, 07/15/26 (c)	2,161,133
700,000	5.00%, 07/15/26 (c)	835,331
	Massachusetts Development Finance Agency, Lahey Health System, Series F (RB)
130,000	5.00%, 08/15/24	149,200
125,000	5.00%, 08/15/25 (c)	142,388
1,000,000	5.00%, 08/15/25 (c)	1,117,490
	Massachusetts Development Finance Agency, Partners Healthcare System, Series Q (RB)
105,000	5.00%, 07/01/26	122,920
300,000	5.00%, 07/01/26 (c)	344,085
	Massachusetts Development Finance Agency, Series I (RB)
605,000	3.00%, 07/01/26 (c)	567,550
180,000	5.00%, 07/01/26 (c)	205,749
100,000	Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB) 5.00%, 07/01/26 (c)	113,607
500,000	Massachusetts Housing Finance Agency, Series 178 (RB) 3.70%, 06/01/25 (c)	509,675
	Massachusetts School Building Authority, Dedicated Sales Tax, Series B (RB)
10,000	5.00%, 11/15/24	11,577
10,000	5.00%, 01/15/25	11,607
1,000,000	5.00%, 01/15/25 (c)	1,151,370
	Massachusetts School Building Authority, Dedicated Sales Tax, Series C (RB)
15,000	5.00%, 08/15/25	17,592
125,000	5.00%, 11/15/26 (c)	144,620
Principal Amount		Value

Massachusetts: (continued)
	Massachusetts State College Building Authority, Series A (RB)
$1,000,000	4.00%, 05/01/25 (c)	$1,085,710
500,000	5.00%, 05/01/25 (c)	571,165
	Massachusetts Water Pollution Abatement Trust (RB)
835,000	5.00%, 08/01/24 (c)	958,655
540,000	5.00%, 08/01/24	624,375
	Massachusetts Water Resources Authority, Series C (RB)
685,000	5.00%, 08/01/26 (c)	796,908
2,750,000	5.00%, 08/01/27 (c)	3,249,620
1,310,000	Massachusetts Water Resources Authority, Series F (RB) 5.00%, 08/01/24	1,512,212
730,000	University of Massachusetts, Building Authority, Series 1 (RB) 5.00%, 11/01/25 (c)	850,267
1,020,000	University of Massachusetts, Building Authority, Series 3 (RB) 5.00%, 11/01/27 (c)	1,208,802
		49,502,650
Michigan: 1.4%
285,000	Board of Governors of Wayne State University, Series A (RB) 5.00%, 05/15/26 (c)	326,308
	Great Lakes Water Authority, Sewage Disposal System Revenue, Second Lien, Series C (RB)
250,000	5.00%, 07/01/26 (c)	280,188
250,000	5.00%, 07/01/26 (c)	282,480
	Great Lakes Water Authority, Sewage Disposal System Revenue, Senior Lien, Series B (RB)
250,000	5.00%, 07/01/26 (c)	282,095
500,000	5.00%, 07/01/26 (c)	568,425
500,000	5.00%, 07/01/26 (c)	570,750
	Great Lakes Water Authority, Sewage Disposal System Revenue, Senior Lien, Series C (RB)
1,000,000	5.00%, 07/01/26 (c)	1,128,380
30,000	5.00%, 07/01/26 (c)	34,362
365,000	Great Lakes Water Authority, Water Supply System, Senior Lien, Series C (RB) 5.00%, 07/01/26	419,491
	Michigan Finance Authority, Beaumont Health Credit Group, Series A (RB)
1,950,000	5.00%, 08/01/24 (c)	2,170,584
1,500,000	5.00%, 08/01/24 (c)	1,702,590
	Michigan Finance Authority, Clean Water, Series B (RB)
110,000	5.00%, 10/01/25	129,072
100,000	5.00%, 10/01/26	118,945
	Michigan Finance Authority, Detroit Water and Sewerage Department, Senior Lien Series C-3 (RB) (AGM)
750,000	5.00%, 07/01/24 (c)	833,362
405,000	5.00%, 07/01/24 (c)	451,466
560,000	5.00%, 07/01/24 (c)	627,262

See Notes to Financial Statements

35

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Michigan: (continued)
	Michigan Finance Authority, Detroit Water and Sewerage Department, Senior Lien Series D-2 (RB) (AGM)
$935,000	5.00%, 07/01/24 (c)	$1,047,303
110,000	5.00%, 07/01/24 (c)	123,278
30,000	5.00%, 07/01/24	33,947
1,450,000	Michigan Finance Authority, Detroit Water and Sewerage Department, Senior Lien Series D-4 (RB) 5.00%, 07/01/24 (c)	1,608,586
110,000	Michigan Finance Authority, Henry Ford Health System (RB) 5.00%, 11/15/26 (c)	127,085
	Michigan Finance Authority, Series C (RB)
500,000	5.00%, 07/01/25 (c)	555,160
250,000	5.00%, 07/01/25 (c)	278,088
	Michigan Finance Authority, Trinity Health Credit Group (RB)
90,000	5.00%, 06/01/22 (c)	99,190
50,000	5.00%, 06/01/27 (c)	58,026
1,205,000	5.50%, 06/01/25 (c)	1,424,503
265,000	5.50%, 06/01/25 (c)	310,103
100,000	Michigan State Building Authority, Series F (RB) 4.00%, 10/01/24	103,956
	Michigan State Building Authority, Series I (RB)
15,000	5.00%, 10/15/25 (c)	16,979
200,000	5.00%, 10/15/25 (c)	227,104
360,000	5.00%, 10/15/25 (c)	411,376
120,000	5.00%, 10/15/26 (c)	136,361
570,000	5.00%, 10/15/26 (c)	655,010
475,000	5.00%, 10/15/26 (c)	547,756
100,000	Michigan State Hospital Finance Authority, Series C (RB) 5.00%, 12/01/26	116,842
570,000	Michigan State Housing Development Authority, Series A (RB) 3.35%, 12/01/25 (c)	570,370
	Michigan State Housing Development Authority, Series B (RB)
175,000	3.10%, 06/01/26 (c)	168,954
170,000	3.35%, 06/01/26 (c)	164,725
1,010,000	Regents of the University of Michigan (RB) 5.00%, 04/01/26 (c)	1,172,943
	Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group, Series D (RB)
420,000	5.00%, 03/01/24 (c)	464,373
135,000	5.00%, 03/01/24 (c)	152,731
300,000	State of Michigan (RB) 5.00%, 03/15/26	348,846
1,000,000	State of Michigan, Grant Anticipation (RB) 5.00%, 03/15/27	1,176,850
Principal Amount		Value

Michigan: (continued)
	State of Michigan, Series A (GO)
$280,000	5.00%, 12/01/24 (c)	$320,762
500,000	5.00%, 12/01/25 (c)	573,915
10,000	5.00%, 12/01/25 (c)	11,545
15,000	State of Michigan, Series B (GO) 5.00%, 11/01/24	17,304
		22,949,731
Minnesota: 1.2%
1,000,000	City of Minneapolis, Health Care System, Fairview Health Services, Series A (RB) 5.00%, 11/15/25 (c)	1,126,090
520,000	City of St. Cloud, Minnesota Health Care, Series A (RB) 3.00%, 05/01/26 (c)	498,108
1,000,000	County of Hennepin, First Lien Sales Tax Revenue, Series A (RB) 5.00%, 12/15/23 (c)	1,130,280
155,000	Minneapolis St Paul Metropolitan Airports Commission, Series A (RB) 5.00%, 01/01/24 (c)	174,643
	Minneapolis St Paul Metropolitan Airports Commission, Series B (RB)
135,000	4.00%, 01/01/26	148,743
120,000	5.00%, 01/01/26	140,527
515,000	5.00%, 01/01/27 (c)	603,338
145,000	5.00%, 01/01/27 (c)	169,021
	Minnesota Public Facilities Authority, Series B (RB)
505,000	3.00%, 03/01/25	523,650
750,000	5.00%, 10/01/26	893,347
1,000,000	Regents of the University of Minnesota, Series B (RB) 5.00%, 12/01/27 (c)	1,186,500
500,000	Roseville Independent School District No. 623 (GO) (SD CRED PROG) 5.00%, 02/01/27 (c)	580,170
	Sartell-St. Stephen Independent School District No. 748 (GO) (SD CRED PROG)
750,000	5.00%, 02/01/25 (c)	860,707
600,000	5.00%, 02/01/25 (c)	690,972
30,000	State of Minnesota, Series A (RB) 5.00%, 06/01/23 (c)	33,878
	State of Minnesota, State Trunk Highway, Series B (GO)
2,335,000	2.25%, 08/01/26 (c)	2,044,433
440,000	3.00%, 08/01/24 (c)	443,489
500,000	3.00%, 08/01/26 (c)	505,095
570,000	3.25%, 08/01/25 (c)	567,840
1,000,000	4.00%, 08/01/24 (c)	1,089,250
225,000	4.00%, 08/01/24 (c)	246,173
585,000	4.00%, 08/01/26 (c)	649,555
185,000	4.00%, 08/01/26	205,415
1,000,000	5.00%, 08/01/23 (c)	1,134,820
615,000	State of Minnesota, State Trunk Highway, Series E (GO) 3.00%, 08/01/24	637,724

See Notes to Financial Statements

36

Principal Amount		Value

Minnesota: (continued)
$400,000	State of Minnesota, Various Purpose, Series A (GO) 5.00%, 10/01/27 (c)	$480,808
	State of Minnesota, Various Purpose, Series D (GO)
1,225,000	2.25%, 08/01/26 (c)	1,132,218
1,000,000	3.00%, 10/01/27 (c)	1,007,350
1,000,000	3.00%, 10/01/27 (c)	1,003,250
25,000	3.50%, 10/01/23 (c)	25,962
985,000	State of Minnesota, Various Purpose, Series F (GO) 4.00%, 10/01/23 (c)	1,066,637
		20,999,993
Mississippi: 0.7%
1,000,000	Mississippi Development Bank, Desoto County Highway Construction Project (RB) 5.00%, 01/01/23 (c)	1,088,670
	Mississippi Development Bank, Madison County Highway Refunding Project, Series C (RB)
185,000	5.00%, 01/01/26	211,383
500,000	5.00%, 01/01/27	577,015
	State of Mississippi, Series A (GO)
125,000	5.00%, 10/01/26	147,434
750,000	5.00%, 10/01/27 (c)	871,537
300,000	5.00%, 10/01/27 (c)	346,488
500,000	5.00%, 10/01/27 (c)	583,260
1,000,000	5.00%, 10/01/27 (c)	1,176,400
150,000	5.00%, 10/01/27 (c)	175,650
	State of Mississippi, Series B (GO)
155,000	5.00%, 12/01/26 (c)	179,310
750,000	5.00%, 12/01/26 (c)	875,062
	State of Mississippi, Series C (GO)
1,680,000	5.00%, 10/01/24	1,931,731
850,000	5.00%, 10/01/25	992,349
845,000	5.00%, 10/01/25 (c)	980,310
1,205,000	State of Mississippi, Series E (RB) 5.00%, 10/15/25	1,382,195
		11,518,794
Missouri: 0.8%
100,000	City of Springfield, Missouri Public Utility (RB) 4.00%, 08/01/25 (c)	106,668
	Curators of the University of Missouri, Series A (RB)
185,000	5.00%, 11/01/24 (c)	210,911
300,000	5.00%, 11/01/24 (c)	345,303
300,000	Health and Educational Facilities Authority of the State of Missouri, Saint Luke’s Health System, Inc. (RB) 5.00%, 11/15/24	346,332
	Health and Educational Facilities Authority of the State of Missouri, Series A (RB)
615,000	4.00%, 06/01/24 (c)	632,035
500,000	5.00%, 06/01/24 (c)	559,615
Principal Amount		Value

Missouri: (continued)
$960,000	5.00%, 06/01/24 (c)	$1,063,162
1,000,000	5.00%, 06/01/24 (c)	1,104,530
245,000	5.00%, 06/01/24	278,016
10,000	Jackson County (RB) 5.00%, 12/01/24 (c)	11,262
450,000	Kansas City, Downtown Arena Project, Series E (RB) 3.00%, 04/01/25 (c)	430,087
570,000	Kansas City, Sanitary Sewer System Revenue, Series A (RB) 5.00%, 01/01/25 (c)	650,940
	Metropolitan St. Louis Sewer District, Wastewater System, Series B (RB)
490,000	5.00%, 05/01/25 (c)	556,738
1,165,000	5.00%, 05/01/25 (c)	1,326,050
	Missouri Highway and Transportation Commission, First Lien, Series A (RB)
1,020,000	5.00%, 05/01/24	1,170,379
535,000	5.00%, 05/01/24 (c)	612,586
515,000	5.00%, 05/01/26	609,441
	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Project, Series A (RB)
290,000	5.00%, 01/01/24 (c)	320,630
115,000	5.00%, 01/01/24 (c)	127,526
640,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Series A (RB) 5.00%, 01/01/25	729,619
370,000	Missouri Joint Municipal Electric Utility Commission, Power Project, Series A (RB) 5.00%, 06/01/25 (c)	413,627
15,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Series A (RB) 4.00%, 06/01/26 (c)	15,794
575,000	Missouri State Board of Public Buildings, Series A (RB) 4.00%, 04/01/24 (c)	625,761
125,000	Missouri State Health and Educational Facilities, Series A (RB) 5.00%, 06/01/24 (c)	139,534
	Platte County Park Hill School District (GO) (SAW)
225,000	3.00%, 03/01/26 (c)	212,375
105,000	3.00%, 03/01/26 (c)	99,472
1,000,000	Springfield School District No. R-12 (GO) (SAW) 4.00%, 03/01/28 (c)	1,090,790
115,000	St. Louis, Land Clearance for Redevelopment Authority, National Geospatial-Intelligence Agency Site Improvement Project, Series A (RB) 4.25%, 06/01/26	122,367
		13,911,550

See Notes to Financial Statements

37

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Nebraska: 0.4%
$245,000	Douglas County School District No. 0001 (GO) 3.00%, 12/15/24 (c)	$235,697
260,000	Metropolitan Utilities District of Omaha, Nebraska Water System (RB) 3.25%, 12/01/25 (c)	258,203
10,000	Nebraska Public Power District, Series A-1 (RB) 5.00%, 01/01/25	11,486
	Omaha Public Power District, Electric System, Series AA (RB)
130,000	2.25%, 08/01/19 (c)	128,860
1,080,000	5.00%, 02/01/24 (c)	1,218,121
1,360,000	Omaha Public Power District, Electric System, Series B (RB) 5.00%, 08/01/24 (c)	1,542,838
	Public Power Generation Agency, Whelan Energy Unit 2, Series A (RB)
1,555,000	3.00%, 07/01/26 (c)	1,420,508
435,000	3.13%, 07/01/26 (c)	399,104
1,400,000	5.00%, 01/01/25 (c)	1,555,414
		6,770,231
Nevada: 1.4%
500,000	City of Las Vegas, Series C (GO) 5.00%, 03/01/26 (c)	580,280
	Clark County School District, Series B (GO)
250,000	4.00%, 11/01/26 (c)	265,350
1,600,000	4.00%, 11/01/26 (c)	1,710,544
30,000	5.00%, 06/15/24	33,885
850,000	5.00%, 11/01/26	1,003,926
	Clark County School District, Series C (GO)
1,145,000	5.00%, 06/15/25	1,306,537
1,160,000	5.00%, 12/15/25 (c)	1,321,170
200,000	5.00%, 12/15/25 (c)	229,406
	Clark County School District, Series D (GO)
200,000	4.00%, 12/15/25 (c)	209,908
1,400,000	5.00%, 06/15/24	1,581,314
25,000	5.00%, 06/15/25	28,527
1,000,000	5.00%, 12/15/25 (c)	1,135,290
	Clark County Water Reclamation District (GO)
1,630,000	3.00%, 07/01/26 (c)	1,635,835
220,000	5.00%, 07/01/26	259,668
100,000	Clark County, Limited Tax Bond Bank (GO) 5.00%, 06/01/25	116,129
	Clark County, Limited Tax Bond Bank, Series A (GO)
100,000	5.00%, 11/01/25	116,846
500,000	5.00%, 05/01/26 (c)	584,965
	Clark County, Limited Tax Bond Bank, Series B (GO)
10,000	5.00%, 11/01/24	11,504
300,000	5.00%, 11/01/26 (c)	349,110
Principal Amount		Value

Nevada: (continued)
	Clark County, Limited Tax Flood Control (GO)
$890,000	4.00%, 05/01/25 (c)	$936,031
10,000	5.00%, 11/01/24	11,504
420,000	5.00%, 05/01/25 (c)	482,370
1,115,000	5.00%, 05/01/25 (c)	1,265,347
	County of Clark, Series C (GO)
500,000	3.00%, 07/01/27 (c)	460,405
1,200,000	3.00%, 07/01/27 (c)	1,120,356
1,000,000	County of Clark, Stadium Improvements, Series A (GO) 5.00%, 06/01/28 (c)	1,182,400
	Las Vegas Valley Water District (GO)
500,000	4.00%, 02/01/27 (c)	523,670
150,000	5.00%, 06/01/26 (c)	176,801
775,000	State of Nevada, Capital Improvement and Cultural Affairs, Series B (GO) 5.00%, 11/01/24	891,529
	State of Nevada, Highway Improvement Revenue (RB)
1,000,000	4.00%, 06/01/27 (c)	1,056,930
20,000	5.00%, 12/01/25	23,478
1,020,000	5.00%, 06/01/26 (c)	1,200,611
270,000	5.00%, 06/01/26 (c)	316,518
220,000	5.00%, 06/01/26 (c)	259,483
795,000	5.00%, 06/01/27 (c)	939,960
	Truckee Meadows Water Authority (RB)
355,000	5.00%, 07/01/26 (c)	406,890
30,000	5.00%, 07/01/26 (c)	34,644
		23,769,121
New Hampshire: 0.1%
1,000,000	State of New Hampshire, Series A (GO) 5.00%, 03/01/25	1,162,870
New Jersey: 3.4%
800,000	Camden County, New Jersey Improvement Authority, Series A (RB) 5.00%, 02/15/24 (c)	873,704
2,340,000	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	2,380,763
1,000,000	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 5.00%, 11/01/25	1,089,220
165,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series AAA (RB) 4.13%, 06/15/25	169,557
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series DDD (RB)
615,000	5.00%, 06/15/27 (c)	658,665

See Notes to Financial Statements

38

Principal Amount		Value

New Jersey: (continued)
$1,175,000	5.00%, 06/15/27 (c)	$1,265,863
240,000	5.00%, 06/15/27 (c)	259,130
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series PP (RB)
240,000	3.50%, 06/15/24 (c)	235,577
1,580,000	5.00%, 06/15/24 (c)	1,697,757
1,035,000	5.00%, 06/15/24 (c)	1,108,620
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series UU (RB)
1,220,000	5.00%, 06/15/24 (c)	1,300,593
555,000	5.00%, 06/15/24 (c)	594,477
100,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series XX (RB) 5.00%, 06/15/25	108,654
180,000	New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.50%, 12/15/26 (c)	202,023
	New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB)
2,170,000	4.75%, 12/15/26 (c)	2,300,569
175,000	5.50%, 12/15/26 (c)	198,751
250,000	New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB) 5.00%, 06/15/27 (c)	271,523
450,000	New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB) 5.00%, 06/15/24 (c)	476,950
	New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB)
145,000	5.00%, 06/15/25 (c)	153,072
440,000	5.25%, 06/15/25 (c)	480,885
	New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
110,000	4.00%, 06/15/24	112,394
1,970,000	4.25%, 06/15/25 (c)	2,019,821
445,000	4.38%, 06/15/25 (c)	458,572
405,000	5.00%, 06/15/24	438,190
	New Jersey Economic Development Motor Vehicle, Series A (RB)
335,000	3.38%, 07/01/27 (c)	319,647
1,960,000	4.00%, 07/01/27 (c)	1,918,762
435,000	4.00%, 07/01/27 (c)	432,655
365,000	5.00%, 07/01/27 (c)	393,335
	New Jersey Educational Facilities Authority, Higher Education Capital Improvement, Series A (RB)
1,100,000	5.00%, 09/01/24 (c)	1,186,438
225,000	5.00%, 09/01/24	243,608
Principal Amount		Value

New Jersey: (continued)
$230,000	New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB) 5.00%, 06/15/24 (c)	$245,194
	New Jersey Educational Facilities Authority, Princeton University, Series A (RB)
600,000	5.00%, 07/01/24	694,452
530,000	5.00%, 07/01/24 (c)	609,155
200,000	New Jersey Educational Facilities Authority, Series A (RB) 5.00%, 07/01/25 (c)	233,602
1,590,000	New Jersey Health Care Facilities Financing Authority, Barnabas Health Issue, Series A (RB) 4.00%, 07/01/26 (c)	1,650,547
20,000	New Jersey Health Care Facilities Financing Authority, Hospital Corp. (RB) 5.00%, 07/01/25	23,076
200,000	New Jersey Health Care Facilities Financing Authority, Hospital Corp., Series A (RB) (AGM) 5.00%, 07/01/25 (c)	224,920
	New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group Issue, Series A (RB)
1,060,000	3.00%, 07/01/26 (c)	965,565
310,000	3.38%, 07/01/27 (c)	290,609
100,000	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System Obligated Group Issue (RB) 3.00%, 07/01/26 (c)	87,577
	New Jersey State Turnpike Authority, Series A (RB)
865,000	5.00%, 07/01/24 (c)	974,621
765,000	5.00%, 07/01/24 (c)	865,192
	New Jersey State Turnpike Authority, Series B (RB)
2,500,000	5.00%, 01/01/28 (c)	2,878,150
1,070,000	5.00%, 01/01/28 (c)	1,239,574
115,000	5.00%, 01/01/28 (c)	133,747
	New Jersey Transportation Trust Fund Authority, Series A-1 (RB)
2,600,000	5.00%, 06/15/18 (c)	2,607,878
925,000	5.00%, 06/15/18 (c)	927,867
750,000	5.00%, 06/15/26 (c)	829,447
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
100,000	4.00%, 06/15/24	102,176
265,000	4.25%, 06/15/25 (c)	275,218
320,000	4.63%, 06/15/25 (c)	333,885
515,000	5.00%, 06/15/18 (c)	516,566
1,110,000	5.00%, 06/15/23 (c)	1,187,378
295,000	5.00%, 06/15/23 (c)	312,865
630,000	5.00%, 06/15/23 (c)	670,572
1,000,000	5.00%, 06/15/24	1,087,690

See Notes to Financial Statements

39

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: (continued)
$360,000	5.00%, 06/15/24 (c)	$390,532
1,195,000	5.25%, 06/15/23 (c)	1,274,874
300,000	5.25%, 06/15/25 (c)	331,428
435,000	5.25%, 06/15/25 (c)	478,844
450,000	New Jersey Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/24 (c)	478,075
	New Jersey Turnpike Authority, Series A (RB)
1,565,000	5.00%, 07/01/24 (c)	1,745,476
800,000	5.00%, 07/01/24 (c)	889,872
1,800,000	5.00%, 07/01/24 (c)	2,014,038
585,000	5.00%, 07/01/24 (c)	657,376
330,000	5.00%, 07/01/24 (c)	369,834
375,000	5.00%, 01/01/26 (c)	421,894
30,000	5.00%, 01/01/26 (c)	34,036
105,000	5.00%, 01/01/26 (c)	119,742
95,000	New Jersey Turnpike Authority, Series C (RB) 5.00%, 01/01/25	109,367
	New Jersey Turnpike Authority, Series E (RB)
200,000	5.00%, 01/01/25	230,246
340,000	5.00%, 01/01/25 (c)	380,130
150,000	5.00%, 01/01/27	176,615
200,000	5.00%, 01/01/28 (c)	232,604
100,000	5.00%, 01/01/28 (c)	118,417
1,000,000	New Jersey Turnpike Authority, Series G (RB) (AGM) 4.00%, 01/01/28 (c)	1,057,480
625,000	State of New Jersey, Various Purpose (GO) 5.00%, 06/01/27	721,550
	State of New Jersey, Various Purposes (GO)
700,000	5.00%, 06/01/25 (c)	769,475
130,000	5.00%, 06/01/25 (c)	146,472
30,000	State University of New Jersey, Series J (RB) 5.00%, 05/01/23 (c)	33,161
180,000	The State University of New Jersey, Rutgers, Series J (RB) 5.00%, 05/01/23 (c)	199,143
225,000	The State University of New Jersey, Rutgers, Series M (RB) 5.00%, 05/01/26 (c)	256,442
1,250,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/28 (c)	1,397,937
		58,352,358
New Mexico: 0.5%
500,000	Albuquerque Bernalillo County Water Utility Authority (RB) 2.85%, 07/01/25 (c)	499,990
1,125,000	Albuquerque Bernalillo County Water Utility Authority, Senior Lien (RB) 5.00%, 07/01/25 (c)	1,302,795
Principal Amount		Value

New Mexico: (continued)
$540,000	Albuquerque Bernalillo County Water Utility Authority, Series A (RB) 5.00%, 07/01/24	$619,979
275,000	Albuquerque Municipal School District No. 12 (GO) (SAW) 5.00%, 08/01/26	324,591
3,180,000	New Mexico Finance Authority, State Transportation, Senior Lien, Series B-1 (RB) 5.00%, 06/15/24 (c)	3,626,504
500,000	Regents of the University of New Mexico, Series A (RB) 2.50%, 06/01/26 (c)	468,835
110,000	State of New Mexico (GO) 5.00%, 03/01/24	125,793
	State of New Mexico, Series A (GO)
250,000	5.00%, 03/01/25	290,035
100,000	5.00%, 07/01/25	116,301
	State of New Mexico, Series B (RB)
150,000	5.00%, 07/01/24	171,294
750,000	5.00%, 03/01/25	870,105
		8,416,222
New York: 13.3%
	Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB) (AGM)
955,000	4.00%, 01/15/27 (c)	1,012,596
500,000	5.00%, 01/15/27 (c)	567,870
1,740,000	5.00%, 01/15/27 (c)	1,983,287
5,000	City of Monroe, Industrial Development Agency, Rochester Schools Modernization Project (RB) (SAW) 5.00%, 05/01/23 (c)	5,606
	City of New York, Series A (GO)
15,000	5.00%, 08/01/24 (c)	17,137
1,000,000	5.00%, 08/01/25 (c)	1,157,560
750,000	5.00%, 08/01/25 (c)	869,242
2,160,000	5.00%, 08/01/26 (c)	2,500,805
500,000	5.00%, 08/01/27 (c)	590,840
640,000	City of New York, Series A-1 (GO) 5.25%, 08/01/23 (c)	728,723
395,000	City of New York, Series B (GO) 5.00%, 12/01/26 (c)	459,231
910,000	City of New York, Series B-1 (GO) 5.25%, 10/01/27 (c)	1,088,360
	City of New York, Series C (GO)
735,000	5.00%, 08/01/26	864,558
225,000	5.00%, 02/01/27 (c)	263,921
	City of New York, Series C and D (GO)
1,000,000	5.00%, 02/01/26 (c)	1,167,380
400,000	5.00%, 02/01/26 (c)	461,192
20,000	5.00%, 02/01/26 (c)	23,256
500,000	5.00%, 08/01/26	588,135
1,250,000	5.00%, 02/01/28 (c)	1,456,425
660,000	5.00%, 02/01/28 (c)	785,565

See Notes to Financial Statements

40

Principal Amount		Value

New York: (continued)
	City of New York, Series D-1 (GO)
$1,760,000	5.00%, 08/01/23 (c)	$1,982,429
190,000	5.00%, 08/01/23 (c)	214,413
	City of New York, Series E (GO)
15,000	5.00%, 08/01/23 (c)	16,700
540,000	5.00%, 08/01/26 (c)	625,201
550,000	5.00%, 08/01/26	646,948
	City of New York, Series E-1 (GO)
1,000,000	5.00%, 03/01/28 (c)	1,171,000
1,000,000	5.25%, 03/01/28 (c)	1,186,540
1,500,000	5.25%, 03/01/28 (c)	1,808,130
165,000	City of New York, Series I (GO) 5.00%, 08/01/23 (c)	186,201
1,225,000	City of New York, Series I-1 (GO) 5.00%, 03/01/24 (c)	1,373,200
	City of New York, Series J (GO)
1,295,000	5.00%, 08/01/23 (c)	1,458,662
405,000	5.00%, 08/01/24 (c)	455,726
20,000	5.00%, 08/01/24 (c)	22,529
185,000	City of New York, Series J-7 (GO) 5.00%, 08/01/26	217,610
165,000	County of Monroe, Industrial Development Corp., Rochester General Hospital Project, Series B (RB) 3.60%, 12/01/22 (c)	167,718
	Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB)
325,000	3.00%, 07/01/26 (c)	315,949
275,000	4.00%, 07/01/26 (c)	281,146
500,000	5.00%, 07/01/26 (c)	564,190
1,000,000	5.00%, 07/01/26	1,160,320
100,000	5.00%, 07/01/26 (c)	113,607
275,000	5.00%, 07/01/26 (c)	315,626
300,000	5.00%, 07/01/26 (c)	342,216
770,000	Erie County Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (SAW) 5.00%, 11/01/25 (c)	896,288
	Hudson Yards Infrastructure Corp., Series A (RB)
450,000	5.00%, 02/15/27 (c)	518,287
280,000	5.00%, 02/15/27 (c)	326,015
	Long Island Power Authority (RB)
210,000	5.00%, 09/01/24	238,841
750,000	5.00%, 09/01/27 (c)	858,772
500,000	5.00%, 09/01/27 (c)	574,695
250,000	5.00%, 09/01/27 (c)	288,440
30,000	Long Island Power Authority Electric System, Series B (RB) 5.00%, 09/01/26 (c)	34,945
	Metropolitan Transportation Authority, Series A (RB)
250,000	4.00%, 11/15/26 (c)	261,030
20,000	4.00%, 11/15/26	22,196
25,000	5.00%, 11/15/24	28,634
125,000	5.25%, 11/15/26 (c)	148,526
Principal Amount		Value

New York: (continued)
$120,000	5.25%, 11/15/26 (c)	$143,593
100,000	5.25%, 11/15/26 (c)	118,320
1,430,000	Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 05/15/26 (c)	1,636,163
	Metropolitan Transportation Authority, Series A-2 (RB)
1,000,000	5.00%, 05/15/27 (c)	1,155,550
125,000	5.00%, 05/15/27 (c)	146,493
	Metropolitan Transportation Authority, Series B (RB)
20,000	5.00%, 05/15/24 (c)	23,076
25,000	5.00%, 05/15/24 (c)	28,845
20,000	5.00%, 05/15/24 (c)	22,845
120,000	5.00%, 11/15/24	137,441
20,000	5.00%, 11/15/25	23,162
420,000	5.00%, 11/15/27	496,474
335,000	5.00%, 11/15/28	397,802
15,000	Metropolitan Transportation Authority, Series B-2 (RB) 5.00%, 11/15/26 (c)	17,565
	Metropolitan Transportation Authority, Series C (RB)
135,000	5.00%, 11/15/24 (c)	156,913
1,000,000	5.00%, 11/15/24 (c)	1,121,680
1,340,000	5.00%, 11/15/25 (c)	1,540,987
	Metropolitan Transportation Authority, Series C-1 (RB)
1,000,000	4.00%, 05/15/28 (c)	1,050,650
395,000	4.00%, 05/15/28 (c)	408,880
20,000	5.00%, 11/15/24	22,907
10,000	5.00%, 11/15/26 (c)	11,472
900,000	5.00%, 11/15/26 (c)	1,044,954
2,000,000	5.00%, 05/15/28 (c)	2,290,280
400,000	5.00%, 05/15/28 (c)	465,864
2,540,000	5.00%, 05/15/28 (c)	2,927,426
1,500,000	Metropolitan Transportation Authority, Series C-2 (RB) 0.00%, 11/15/33 ^	857,760
	Metropolitan Transportation Authority, Series D (RB)
1,025,000	4.00%, 11/15/26 (c)	1,074,876
110,000	5.00%, 11/15/26 (c)	127,266
1,280,000	5.00%, 11/15/26 (c)	1,474,637
	Metropolitan Transportation Authority, Series D-1 (RB)
690,000	5.00%, 11/15/24 (c)	770,047
105,000	5.00%, 11/15/24 (c)	117,843
160,000	5.00%, 11/15/25 (c)	183,413
25,000	Metropolitan Transportation Authority, Series F (RB) 5.00%, 11/15/25	28,952
	Nassau County Interim Finance Authority, Series A (RB)
10,000	5.00%, 11/15/24	11,636
20,000	5.00%, 11/15/25	23,671
1,300,000	Nassau County, New York General Improvement, Series A (GO) 5.00%, 04/01/24 (c)	1,451,840

See Notes to Financial Statements

41

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
	Nassau County, New York General Improvement, Series B (GO)
$645,000	5.00%, 04/01/24 (c)	$720,336
110,000	5.00%, 10/01/26 (c)	126,161
115,000	Nassau County, Series B (GO) 5.00%, 04/01/24 (c)	126,852
100,000	New York City Housing Development Corp., Capital Fund Grant Program, Series A (RB) 4.00%, 07/01/23 (c)	106,572
310,000	New York City Housing Development Corp., Multi-Family Housing, Series H (RB) 2.95%, 05/01/25 (c) (p)	310,781
500,000	New York City Housing Development Corp., Series G- 1 (RB) 3.10%, 11/01/25 (c)	487,985
1,255,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series A (RB) 4.50%, 06/15/26 (c)	1,376,446
355,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series EE (RB) 5.00%, 06/15/24 (c)	403,766
	New York City Municipal Water Finance Authority, Water and Sewer System, Series FF (RB)
955,000	5.00%, 12/15/19 (c)	1,000,878
460,000	5.00%, 06/15/25 (c)	533,264
690,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW) 5.00%, 01/15/26 (c)	785,779
120,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2 (RB) (SAW) 5.00%, 07/15/25 (c)	139,144
500,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-4 (RB) (SAW) 5.00%, 07/15/28 (c)	584,435
255,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB) 3.50%, 08/01/24 (c)	259,728
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB)
2,450,000	4.00%, 05/01/26 (c)	2,605,109
150,000	5.00%, 08/01/24	172,683
880,000	5.00%, 08/01/25 (c)	1,016,770
3,055,000	5.00%, 08/01/25 (c)	3,473,627
135,000	5.00%, 08/01/25 (c)	155,308
1,500,000	5.00%, 05/01/26 (c)	1,711,905
1,100,000	5.00%, 05/01/26 (c)	1,260,446
Principal Amount		Value

New York: (continued)
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
$260,000	5.00%, 08/01/24 (c)	$294,954
300,000	5.00%, 08/01/24 (c)	339,780
10,000	5.00%, 08/01/24 (c)	11,406
30,000	5.00%, 08/01/24 (c)	34,126
785,000	5.00%, 11/01/25 (c)	898,778
450,000	5.00%, 11/01/25 (c)	513,589
1,015,000	5.00%, 08/01/26 (c)	1,162,297
1,750,000	5.00%, 08/01/26 (c)	2,038,697
300,000	5.00%, 08/01/26 (c)	346,617
540,000	5.00%, 08/01/26 (c)	620,919
350,000	5.00%, 08/01/27 (c)	403,399
1,000,000	5.00%, 08/01/27 (c)	1,163,930
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB)
100,000	5.00%, 05/01/25 (c)	116,236
20,000	5.00%, 11/01/25 (c)	23,339
2,500,000	5.00%, 05/01/27 (c)	2,926,100
1,500,000	5.00%, 05/01/27 (c)	1,733,745
1,660,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D-1 (RB) 5.00%, 02/01/24 (c)	1,863,798
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
100,000	3.00%, 02/01/26 (c)	93,861
15,000	4.00%, 02/01/26	16,509
1,000,000	5.00%, 02/01/26 (c)	1,148,470
500,000	5.00%, 02/01/26 (c)	565,695
1,500,000	5.00%, 02/01/26 (c)	1,730,595
2,115,000	5.00%, 02/01/26 (c)	2,449,720
1,155,000	5.00%, 02/01/27 (c)	1,350,888
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB)
250,000	5.00%, 02/01/23 (c)	277,685
425,000	5.00%, 02/01/23 (c)	470,862
50,000	5.00%, 02/01/23 (c)	55,989
25,000	5.00%, 02/01/23 (c)	27,899
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-3 (RB)
1,250,000	4.00%, 02/01/26 (c)	1,310,212
1,035,000	5.00%, 02/01/26 (c)	1,194,111
1,145,000	5.00%, 02/01/26 (c)	1,314,998
85,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series H (RB) 5.00%, 05/01/23 (c)	95,690
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series I (RB)
575,000	5.00%, 05/01/23 (c)	640,993
350,000	5.00%, 05/01/23 (c)	389,648
360,000	5.00%, 05/01/23 (c)	403,830
170,000	5.00%, 05/01/23 (c)	189,934

See Notes to Financial Statements

42

Principal Amount		Value

New York: (continued)
	New York City Trust for Cultural Resources The Museum of Modern Art, Series 1-E (RB)
$160,000	4.00%, 04/01/26	$177,376
705,000	4.00%, 10/01/26 (c)	768,563
850,000	4.00%, 10/01/26 (c)	936,691
120,000	New York City Water and Sewer System, Series EE (RB) 5.00%, 06/15/27 (c)	139,332
25,000	New York City Water and Sewer System, Series HH (RB) 5.00%, 06/15/25 (c)	29,106
1,035,000	New York City, Series A (GO) 5.00%, 08/01/24	1,186,338
820,000	New York City, Series I (GO) 5.00%, 08/01/23 (c)	923,632
360,000	New York City, Series J (GO) 5.00%, 08/01/23 (c)	406,256
	New York State Dormitory Authority, Columbia University, Series A (RB)
20,000	5.00%, 10/01/25	23,676
25,000	5.00%, 10/01/27	30,471
	New York State Dormitory Authority, Columbia University, Series B (RB)
15,000	5.00%, 07/01/25 (c)	17,424
10,000	5.00%, 10/01/25	11,838
110,000	5.00%, 04/01/26 (c)	131,024
	New York State Dormitory Authority, Cornell University, Series A (RB)
200,000	4.00%, 07/01/26 (c)	210,380
230,000	5.00%, 07/01/26 (c)	268,702
225,000	New York State Dormitory Authority, Department of Health (RB) 5.00%, 07/01/25	261,038
770,000	New York State Dormitory Authority, Icahn School of Medicine Sinai, Series A (RB) 5.00%, 07/01/25 (c)	866,466
105,000	New York State Dormitory Authority, Long Island Jewish Obligated Group (RB) 5.00%, 05/01/25 (c)	119,873
150,000	New York State Dormitory Authority, New York NYU Hospitals Center, Series A (RB) 5.00%, 07/01/26	176,322
	New York State Dormitory Authority, New York State University, Series A (RB)
200,000	5.00%, 07/01/25 (c)	226,294
20,000	5.00%, 07/01/25 (c)	22,657
30,000	5.00%, 07/01/25	34,763
20,000	New York State Dormitory Authority, New York State University, Series B (RB) 5.00%, 07/01/25 (c)	22,726
Principal Amount		Value

New York: (continued)
	New York State Dormitory Authority, New York University, Series A (RB)
$20,000	5.00%, 04/01/26 (c)	$23,648
260,000	5.00%, 07/01/26	307,934
250,000	5.00%, 07/01/27 (c)	292,412
250,000	5.00%, 07/01/27 (c)	296,172
505,000	New York State Dormitory Authority, Series 1 (RB) 4.00%, 07/01/27 (c)	532,740
1,000,000	New York State Dormitory Authority, Series A (RB) 2.80%, 07/01/25 (c)	1,001,270
20,000	New York State Dormitory Authority, Series D (RB) (SAW) 5.00%, 10/01/25 (c)	22,941
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
100,000	5.00%, 02/15/23 (c)	109,927
250,000	5.00%, 02/15/24 (c)	284,765
795,000	5.00%, 02/15/24 (c)	906,014
10,000	5.00%, 02/15/24 (c)	11,310
1,550,000	5.00%, 02/15/24 (c)	1,751,252
10,000	5.00%, 10/01/24	11,505
1,500,000	5.00%, 02/15/25	1,733,685
2,000,000	5.00%, 03/15/25 (c)	2,266,480
1,760,000	5.00%, 03/15/25 (c)	2,018,139
100,000	5.00%, 03/15/25 (c)	115,278
1,040,000	5.00%, 08/15/26 (c)	1,221,553
715,000	5.00%, 02/15/27 (c)	833,104
	New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
125,000	5.00%, 02/15/25	144,474
15,000	5.00%, 02/15/25 (c)	17,266
1,015,000	5.00%, 02/15/25 (c)	1,158,836
285,000	5.00%, 09/15/25 (c)	330,802
2,000,000	5.00%, 08/15/27 (c)	2,346,800
385,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/24 (c)	435,658
	New York State Dormitory Authority, State Personal Income Tax, Series D (RB)
315,000	5.00%, 08/15/26 (c)	368,203
540,000	5.00%, 08/15/26 (c)	634,268
	New York State Dormitory Authority, State Personal Income Tax, Series E (RB)
510,000	5.00%, 02/15/25 (c)	583,970
305,000	5.00%, 02/15/25 (c)	351,076
180,000	5.00%, 09/15/25 (c)	205,682
350,000	5.00%, 09/15/25 (c)	401,947
215,000	5.00%, 09/15/25 (c)	248,772
175,000	5.25%, 09/15/25 (c)	202,860

See Notes to Financial Statements

43

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
$660,000	5.00%, 03/15/23 (c)	$735,511
1,285,000	5.00%, 03/15/24 (c)	1,445,882
510,000	5.00%, 03/15/24 (c)	573,260
735,000	5.00%, 03/15/24 (c)	836,004
250,000	5.00%, 03/15/24 (c)	281,878
10,000	5.00%, 03/15/25	11,637
20,000	5.00%, 03/15/25 (c)	23,137
25,000	5.00%, 09/15/26 (c)	28,796
25,000	5.00%, 09/15/26 (c)	29,057
1,010,000	5.00%, 09/15/26 (c)	1,197,910
2,380,000	5.00%, 09/15/26 (c)	2,795,334
1,000,000	5.00%, 03/15/27 (c)	1,158,920
1,405,000	5.00%, 03/15/27 (c)	1,618,813
150,000	5.00%, 03/15/27 (c)	176,528
515,000	5.00%, 03/15/27 (c)	602,983
	New York State Dormitory Authority, State Sales Tax, Series B (RB)
1,640,000	5.00%, 09/15/25 (c)	1,877,521
500,000	5.00%, 09/15/25 (c)	570,630
340,000	5.00%, 09/15/25 (c)	390,949
110,000	5.00%, 09/15/25 (c)	129,209
170,000	5.00%, 09/15/25 (c)	196,457
10,000	New York State Environmental Facilities Corp., Master Finance Program, Series B (RB) 5.00%, 05/15/24 (c)	11,399
690,000	New York State Environmental Facilities Corp., Master Finance Program, Series D (RB) 5.00%, 03/15/25 (c)	801,552
	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB)
1,345,000	5.00%, 06/15/23 (c)	1,524,275
10,000	5.00%, 06/15/23 (c)	11,256
1,435,000	5.00%, 06/15/24 (c)	1,638,239
150,000	5.00%, 06/15/24 (c)	170,606
15,000	5.00%, 06/15/24 (c)	17,355
1,260,000	5.00%, 06/15/24 (c)	1,457,807
20,000	5.00%, 06/15/24 (c)	22,772
15,000	5.00%, 06/15/25 (c)	17,294
2,030,000	5.00%, 06/15/26 (c)	2,353,886
765,000	5.00%, 06/15/26 (c)	894,928
500,000	5.00%, 06/15/26 (c)	587,315
	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series E (RB)
1,380,000	3.00%, 06/15/27 (c)	1,351,889
500,000	5.00%, 06/15/27 (c)	581,850
1,000,000	5.00%, 06/15/27 (c)	1,171,560
500,000	5.00%, 06/15/27	601,355
	New York State Thruway Authority, Series A (RB)
600,000	5.00%, 01/01/26 (c)	675,468
625,000	5.00%, 01/01/26 (c)	709,531
Principal Amount		Value

New York: (continued)
	New York State Thruway Authority, Series J (RB)
$2,150,000	5.00%, 01/01/24 (c)	$2,424,877
1,540,000	5.00%, 01/01/24 (c)	1,736,889
515,000	5.00%, 01/01/24 (c)	580,843
	New York State Thruway Authority, Series K (RB)
985,000	5.00%, 01/01/25 (c)	1,108,214
1,000,000	5.00%, 01/01/25 (c)	1,127,030
	New York State Thruway Authority, Series L (RB)
1,500,000	5.00%, 01/01/28 (c)	1,747,260
1,000,000	5.00%, 01/01/28 (c)	1,159,390
800,000	New York State Thruway Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/23 (c)	890,744
	New York State Urban Development Corp., State Personal Income Tax, Series A (RB)
115,000	5.00%, 03/15/24 (c)	129,797
780,000	5.00%, 03/15/24 (c)	881,728
160,000	5.00%, 03/15/24 (c)	183,210
110,000	5.00%, 03/15/25	127,332
1,010,000	5.00%, 09/15/25 (c)	1,149,794
990,000	5.00%, 03/15/26	1,161,923
670,000	5.00%, 03/15/26 (c)	777,542
1,050,000	5.00%, 03/15/26 (c)	1,229,077
	New York State Urban Development Corp., State Personal Income Tax, Series B (RB)
1,100,000	5.00%, 03/15/24 (c)	1,244,738
100,000	5.00%, 09/15/25 (c)	115,708
	New York State Urban Development Corp., State Personal Income Tax, Series C (RB)
1,025,000	5.00%, 03/15/23 (c)	1,139,779
510,000	5.00%, 03/15/23 (c)	569,588
1,295,000	5.00%, 03/15/23 (c)	1,441,892
690,000	5.00%, 03/15/23 (c)	771,965
2,500,000	5.00%, 03/15/27	2,968,100
2,000,000	5.00%, 09/15/27 (c)	2,335,220
350,000	5.00%, 09/15/27 (c)	410,854
	New York State Urban Development Corp., State Personal Income Tax, Series E (RB)
235,000	5.00%, 03/15/23 (c)	261,999
20,000	5.00%, 03/15/23 (c)	22,376
500,000	New York Transportation Development Corp., Delta Air Lines, Inc. LaGuardia Airport (RB) 5.00%, 01/01/27	561,555
10,000	Port Authority of New York and New Jersey, Series 178 (RB) 5.00%, 12/01/23 (c)	11,245
	Port Authority of New York and New Jersey, Series 179 (RB)
100,000	5.00%, 12/01/23 (c)	112,280
380,000	5.00%, 12/01/23 (c)	431,308

See Notes to Financial Statements

44

Principal Amount		Value

New York: (continued)
	Port Authority of New York and New Jersey, Series 183 (RB)
$565,000	3.00%, 06/15/24 (c)	$577,057
765,000	3.25%, 06/15/24 (c)	768,366
	Port Authority of New York and New Jersey, Series 189 (RB)
25,000	5.00%, 05/01/24	28,822
20,000	5.00%, 05/01/25	23,387
	Port Authority of New York and New Jersey, Series 190 (RB)
1,200,000	5.00%, 05/01/20 (c)	1,268,928
100,000	5.00%, 05/01/20 (c)	105,946
10,000	Port Authority of New York and New Jersey, Series 194 (RB) 5.00%, 10/15/24	11,617
	Port Authority of New York and New Jersey, Series 205 (RB)
1,000,000	5.00%, 11/15/27 (c)	1,177,500
840,000	5.00%, 11/15/27 (c)	998,357
	Sales Tax Asset Receivable Corp., Series A (RB)
335,000	3.00%, 10/15/24 (c)	338,531
3,140,000	5.00%, 10/15/24 (c)	3,572,975
1,200,000	5.00%, 10/15/24 (c)	1,375,428
110,000	5.00%, 10/15/24 (c)	125,659
130,000	5.00%, 10/15/24 (c)	149,505
285,000	5.00%, 10/15/24 (c)	328,864
615,000	State of New York Mortgage Agency, Homeowner Mortgage, Series 195 (RB) 3.00%, 04/01/25 (c)	602,977
525,000	State of New York Mortgage Agency, Homeowner Mortgage, Series 197 (RB) 2.60%, 04/01/25 (c)	492,502
500,000	State of New York Mortgage Agency, Homeowner Mortgage, Series 203 (RB) 3.45%, 04/01/24 (c)	506,945
830,000	State of New York Mortgage Agency, Homeowner Mortgage, Series 208 (RB) 3.60%, 04/01/27 (c)	832,498
10,000	Suffolk County Water Authority (RB) 4.00%, 06/01/25 (c)	10,706
	Suffolk County, Series C (GO)
500,000	5.00%, 05/01/24 (c)	556,545
1,070,000	5.00%, 05/01/24 (c)	1,204,788
250,000	Town of Brookhaven, Series A (GO) 4.00%, 02/01/23 (c)	268,420
	Town of Oyster Bay (GO) (AGM)
115,000	4.00%, 08/01/22 (c)	120,533
485,000	4.00%, 08/01/22 (c)	508,333
175,000	Town of Oyster Bay, New York Public Improvement, Series A (GO) (AGM) 3.25%, 03/01/21 (c)	174,676
100,000	Town of Oyster Bay, New York Public Improvement, Series B (GO) (AGM) 4.00%, 11/01/20 (c)	103,095
Principal Amount		Value

New York: (continued)
	Triborough Bridge and Tunnel Authority, Series A (RB)
$25,000	5.00%, 11/15/24	$28,992
20,000	5.00%, 05/15/26 (c)	23,334
	Triborough Bridge and Tunnel Authority, Series B (RB)
1,550,000	5.00%, 05/15/27 (c)	1,813,810
1,070,000	5.00%, 05/15/27 (c)	1,246,561
1,350,000	5.00%, 05/15/27 (c)	1,586,830
1,000,000	5.00%, 05/15/27 (c)	1,207,370
1,035,000	5.00%, 05/15/27 (c)	1,224,736
	Triborough Bridge and Tunnel Authority, Series C (RB)
1,000,000	5.00%, 11/15/27	1,209,050
500,000	5.00%, 11/15/28	611,520
	Utility Debt Securitization Authority (RB)
1,050,000	3.00%, 12/15/25 (c)	1,042,597
125,000	5.00%, 12/15/25 (c)	146,744
1,685,000	5.00%, 12/15/25 (c)	1,942,721
	Utility Debt Securitization Authority, Series A (RB)
195,000	5.00%, 06/15/24 (c)	224,049
240,000	5.00%, 06/15/25 (c)	279,413
160,000	5.00%, 12/15/25 (c)	187,832
325,000	5.00%, 06/15/26 (c)	384,361
610,000	5.00%, 06/15/26 (c)	709,729
	Utility Debt Securitization Authority, Series B (RB)
10,000	5.00%, 06/15/22 (c)	11,151
1,115,000	5.00%, 06/15/26 (c)	1,309,712
	Utility Debt Securitization Authority, Series E (RB)
1,400,000	5.00%, 12/15/23 (c)	1,587,096
1,705,000	5.00%, 12/15/23 (c)	1,937,664
1,080,000	5.00%, 12/15/23 (c)	1,230,422
25,000	Westchester County (GO)
	5.00%, 11/15/24	29,124
		224,967,455
North Carolina: 1.1%
1,000,000	Buncombe County (RB)
	5.00%, 06/01/25	1,165,520
450,000	Cape Fear Public Utility Authority, Water and Sewer System (RB) 4.00%, 08/01/26 (c)	483,669
350,000	City of Raleigh, Combined Enterprise System, Series A (RB) 5.00%, 03/01/23 (c)	393,470
15,000	City of Raleigh, Series A (GO) 5.00%, 09/01/24	17,363
	County of Guilford (GO)
135,000	4.00%, 03/01/26	150,027
1,000,000	5.00%, 03/01/27	1,203,990
500,000	County of Wake NC, Series A (RB) 5.00%, 12/01/26 (c)	589,640
590,000	Forsyth County (GO) 3.00%, 03/01/27 (c)	574,943

See Notes to Financial Statements

45

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

North Carolina: (continued)
	Mecklenburg County, Series A (GO)
$900,000	4.00%, 04/01/27 (c)	$977,256
1,000,000	4.00%, 04/01/27 (c)	1,092,410
	Mecklenburg County, Series B (GO)
250,000	2.00%, 12/01/26 (c)	215,090
10,000	5.00%, 12/01/24	11,620
500,000	5.00%, 12/01/25	591,125
	North Carolina Medical Care Commission (RB)
10,000	4.00%, 06/01/26 (c)	10,661
15,000	5.00%, 06/01/26	17,692
500,000	5.00%, 10/01/27 (c)	513,585
365,000	North Carolina Medical Care Commission, Health Care Facilities, Series A (RB) 5.00%, 06/01/27	436,091
355,000	North Carolina Municipal Power Agency No. 1, Series A (RB) 3.00%, 05/31/18 (c)	350,903
540,000	North Carolina State, Series C (RB) 5.00%, 05/01/24 (c)	617,987
500,000	North Carolina Turnpike Authority (RB) 5.00%, 01/01/27 (c)	565,990
75,000	State of North Carolina, Grant Anticipation Revenue Vehicle (RB) 5.00%, 03/01/25 (c)	86,348
500,000	State of North Carolina, Series A (GO) 5.00%, 06/01/26	595,370
	State of North Carolina, Series B (RB)
1,000,000	3.00%, 05/01/27 (c)	980,960
260,000	5.00%, 06/01/24	298,506
1,000,000	5.00%, 05/01/25	1,163,060
15,000	5.00%, 06/01/25	17,472
1,500,000	5.00%, 06/01/26 (c)	1,781,250
115,000	5.00%, 06/01/26	135,915
1,000,000	5.00%, 05/01/27 (c)	1,186,140
1,085,000	State of North Carolina, Series C (RB) 5.00%, 05/01/24 (c)	1,239,743
	Wake County, Public Improvement (GO)
1,805,000	3.00%, 09/01/24 (c)	1,861,785
115,000	5.00%, 09/01/24	133,118
		19,458,699
North Dakota: 0.2%
1,000,000	County of Ward ND, Series C (RB) 5.00%, 06/01/28 (c)	1,090,930
	North Dakota Public Finance Authority, Series A (RB)
1,085,000	5.00%, 10/01/24 (c)	1,223,544
900,000	5.00%, 10/01/24 (c)	1,018,872
		3,333,346
Ohio: 2.6%
670,000	American Municipal Power, Inc., Prairie State Energy Campus, Series A (RB) 5.00%, 02/15/20 (c)	701,215
Principal Amount		Value

Ohio: (continued)
	City of Cincinnati, Series A (GO)
$10,000	4.00%, 12/01/24	$10,854
15,000	5.00%, 12/01/24	17,233
500,000	City of Cleveland, Income Tax Revenue, Series B-2 (RB) 5.00%, 04/01/28 (c)	576,385
	City of Columbus OH, Series 1 (GO)
250,000	4.00%, 04/01/27	277,683
200,000	4.00%, 10/01/27 (c)	218,696
250,000	5.00%, 10/01/27 (c)	299,580
750,000	5.00%, 10/01/27 (c)	895,282
	City of Columbus, Ohio Sewerage Revenue (RB)
300,000	5.00%, 12/01/24 (c)	341,340
250,000	5.00%, 12/01/24 (c)	281,240
25,000	5.00%, 12/01/24 (c)	28,885
500,000	5.00%, 12/01/24 (c)	571,490
	City of Columbus, Series A (GO)
1,475,000	3.00%, 02/15/24 (c)	1,504,087
800,000	4.00%, 02/15/24 (c)	861,568
35,000	4.00%, 08/15/24	38,291
1,075,000	5.00%, 02/15/24 (c)	1,226,994
	City of Columbus, Various Purpose, Series A (GO)
300,000	3.00%, 07/01/25 (c)	301,149
500,000	3.00%, 07/01/25 (c)	504,815
750,000	3.00%, 07/01/25 (c)	766,515
960,000	3.00%, 08/15/25 (c)	947,520
750,000	3.10%, 07/01/25 (c)	752,857
1,450,000	3.20%, 07/01/25 (c)	1,455,510
1,000,000	City of Toledo, Water System Revenue (RB) 5.00%, 05/15/23 (c)	1,110,600
10,000	Cleveland Municipal School District, Series A (GO) (SD CRED PROG) 5.00%, 06/01/23 (c)	10,990
1,000,000	County of Allen OH Hospital Facilities Revenue, Series A (RB) 5.00%, 02/01/28 (c)	1,149,660
1,805,000	County of Butler OH (RB)
	5.00%, 11/15/27 (c)	2,036,942
250,000	County of Cuyahoga OH (RB) 5.00%, 02/15/27 (c)	276,348
	Cuyahoga Community College District (GO)
500,000	4.00%, 06/01/26 (c)	529,370
350,000	4.00%, 06/01/26 (c)	372,358
	Cuyahoga County (RB)
350,000	3.13%, 12/01/24 (c)	343,710
30,000	5.00%, 06/01/24 (c)	33,773
100,000	5.00%, 02/15/27 (c)	109,828
290,000	Cuyahoga County, Convention Hotel Project (CP) 5.00%, 06/01/24 (c)	319,638
	Dayton City School District (GO) (SD CRED PROG)
305,000	5.00%, 11/01/26	354,428
35,000	5.00%, 11/01/28	41,333
95,000	5.00%, 11/01/29	112,649

See Notes to Financial Statements

46

Principal Amount		Value

Ohio: (continued)
$15,000	Franklin County Convention Facilities Authority (RB) 5.00%, 12/01/24 (c)	$16,951
1,075,000	Franklin County, Ohio Hospital Facilities Revenue, OhioHealth Corp. (RB) 5.00%, 05/15/23 (c)	1,196,572
	Franklin County, Series A (RB)
145,000	5.00%, 11/01/27 (c)	168,812
125,000	5.00%, 11/01/27 (c)	146,316
100,000	5.00%, 11/01/27 (c)	117,688
340,000	Hamilton County, Ohio Sales Tax Revenue, Series A (RB) 5.00%, 12/01/26 (c)	394,726
	Hamilton County, Ohio Sewer System Revenue, Series A (RB)
100,000	5.00%, 12/01/24 (c)	112,943
375,000	5.00%, 12/01/24 (c)	424,740
	Kent State University (RB)
35,000	5.00%, 05/01/25	40,270
20,000	5.00%, 05/01/26 (c)	23,258
20,000	Miami University (RB) 5.00%, 09/01/25	23,213
	Ohio Turnpike & Infrastructure Commission, Series A (RB)
500,000	5.00%, 02/15/28 (c)	578,725
500,000	5.00%, 02/15/28 (c)	582,395
500,000	5.00%, 02/15/28 (c)	585,165
125,000	Ohio Water Development Authority, Fresh Water, Series A (RB) 5.00%, 06/01/26 (c)	147,034
	Ohio Water Development Authority, Fresh Water, Series B (RB)
140,000	5.00%, 06/01/26 (c)	162,903
1,000,000	5.00%, 12/01/26 (c)	1,170,910
200,000	5.00%, 12/01/26 (c)	235,352
10,000	Ohio Water Development Authority, Water Pollution Control, Series A (RB) 5.00%, 06/01/25	11,669
	Ohio Water Development Authority, Water Pollution Control, Series B (RB)
20,000	5.00%, 12/01/25 (c)	23,508
30,000	5.00%, 12/01/25 (c)	35,285
	State of Ohio, Cleveland Clinic Health System, Series A (RB)
760,000	4.00%, 01/01/28 (c)	797,263
115,000	5.00%, 01/01/27	136,283
115,000	5.00%, 01/01/28 (c)	136,395
100,000	5.00%, 01/01/28 (c)	116,120
110,000	5.00%, 01/01/28 (c)	131,287
	State of Ohio, Highway Capital Improvement, Series R (GO)
2,515,000	5.00%, 05/01/24 (c)	2,891,848
1,000,000	5.00%, 05/01/24 (c)	1,149,840
530,000	State of Ohio, Highway Capital Improvement, Series S (GO) 5.00%, 05/01/26 (c)	618,399
Principal Amount		Value

Ohio: (continued)
$1,000,000	State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 05/01/27 (c)	$1,167,840
100,000	State of Ohio, Infrastructure Project, Series 1 (RB) 5.00%, 12/15/24	115,228
225,000	State of Ohio, Major New State Infrastructure Project (RB) 5.00%, 06/15/26 (c)	263,392
100,000	State of Ohio, Parks and Recreation Improvement, Series A (RB) 5.00%, 12/01/27 (c)	117,912
500,000	State of Ohio, Parks and Recreation Improvement, Series C (RB) 5.00%, 12/01/26 (c)	580,895
	State of Ohio, Series A (GO)
1,350,000	5.00%, 03/15/24 (c)	1,517,454
25,000	5.00%, 03/15/24 (c)	28,058
25,000	5.00%, 08/01/25	29,209
3,000,000	5.00%, 09/15/26	3,553,200
100,000	State of Ohio, Series B (GO) 4.00%, 03/01/24 (c)	108,258
385,000	State of Ohio, Series C (GO) 5.00%, 08/01/27	461,550
	State of Ohio, Transportation Building Fund Projects, Series A (RB)
700,000	5.00%, 04/01/25 (c)	804,237
600,000	5.00%, 04/01/28 (c)	705,612
450,000	5.00%, 04/01/28 (c)	524,155
585,000	5.00%, 04/01/28 (c)	684,128
1,345,000	State of Ohio, University Hospitals Health System, Series A (RB) 5.00%, 01/15/23 (c)	1,463,952
		43,681,766
Oklahoma: 0.5%
1,690,000	Canadian County Educational Facilities Authority (RB) 3.00%, 09/01/26 (c)	1,659,631
	Grand River Dam Authority, Series A (RB)
1,065,000	5.00%, 06/01/24 (c)	1,195,771
110,000	5.00%, 06/01/24 (c)	123,704
130,000	5.00%, 06/01/24 (c)	147,519
125,000	5.00%, 06/01/26	146,835
120,000	5.00%, 12/01/26 (c)	139,613
100,000	5.00%, 12/01/26 (c)	116,842
120,000	Oklahoma Capitol Improvement Authority (RB) 5.00%, 07/01/24	136,961
	Oklahoma Capitol Improvement Authority, Series A (RB)
100,000	5.00%, 07/01/24 (c)	113,158
1,025,000	5.00%, 07/01/24 (c)	1,148,113
10,000	5.00%, 07/01/24 (c)	11,413
250,000	5.00%, 07/01/24 (c)	283,655

See Notes to Financial Statements

47

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Oklahoma: (continued)
$15,000	Oklahoma Development Finance Authority, Health System Revenue, Series A (RB) 5.00%, 08/15/25 (c)	$16,981
400,000	Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB) 5.00%, 08/15/28 (c)	451,436
565,000	Oklahoma Turnpike Authority, Series C (RB) 5.00%, 01/01/27 (c)	649,699
100,000	Oklahoma Turnpike Authority, Series D (RB) 5.00%, 01/01/27	118,849
530,000	Tulsa County Industrial Authority (RB) 5.00%, 09/01/25 (c)	607,905
500,000	Tulsa Public Facilities Authority (RB) 3.00%, 06/01/25	510,250
30,000	University of Oklahoma, Series C (RB) 5.00%, 07/01/25 (c)	33,862
		7,612,197
Oregon: 0.9%
385,000	City of Eugene, Electric Utility System Revenue, Series A (RB) 4.00%, 08/01/26 (c)	411,188
25,000	City of Portland, Sewer System, Series A (RB) 5.00%, 06/01/24	28,748
	Multnomah and Clackamas Counties School District No. 10JT (GO) (SBG)
930,000	0.00%, 06/15/27 (c) ^	518,131
1,030,000	0.00%, 06/15/27 (c) ^	602,272
500,000	Multnomah and Clackamas Counties School District No. 7J (GO) (SBG) 4.00%, 06/01/27 (c)	532,515
500,000	North Clackamas School District No. 12 (GO) (SBG) 5.00%, 06/15/24 (c)	569,595
200,000	Oregon Health and Science University, Series B (RB) 5.00%, 07/01/26 (c)	229,546
195,000	Oregon State Facilities Authority, Samaritan Health Services Project, Series A (RB) 5.00%, 10/01/26 (c)	217,659
25,000	Oregon State Lottery, Department of Administrative Services, Series B (RB) 5.00%, 04/01/24 (c)	28,460
	Oregon State Lottery, Department of Administrative Services, Series C (RB)
60,000	5.00%, 04/01/24	68,801
120,000	5.00%, 04/01/27 (c)	143,096
115,000	Portland Community College District (GO) 5.00%, 06/15/26 (c)	135,082
Principal Amount		Value

Oregon: (continued)
$125,000	Sherwood School District No. 88J, Series B (GO) (SBG) 5.00%, 06/15/27 (c)	$145,680
	State of Oregon Department of Transportation, Highway User Tax, Senior Lien, Series A (RB)
745,000	5.00%, 11/15/24 (c)	854,724
1,750,000	5.00%, 11/15/24 (c)	2,002,070
1,500,000	5.00%, 11/15/24 (c)	1,711,230
225,000	5.00%, 11/15/24	260,487
125,000	5.00%, 11/15/24 (c)	143,816
250,000	5.00%, 11/15/24 (c)	285,205
1,010,000	State of Oregon, Department of Administrative Services, Lottery Revenue, Series A (RB) 5.00%, 04/01/27 (c)	1,199,082
	State of Oregon, Department of Administrative Services, Lottery Revenue, Series D (RB)
1,010,000	5.00%, 04/01/25 (c)	1,163,156
1,860,000	5.00%, 04/01/25 (c)	2,148,412
450,000	State of Oregon, Higher Education, Series I (GO) 4.00%, 08/01/27 (c)	480,460
275,000	State of Oregon, Series A (GO) 5.00%, 05/01/24	315,708
10,000	State of Oregon, Series F (GO) 5.00%, 05/01/26 (c)	11,723
350,000	Washington and Clackamas Counties, Tigard-Tualatin School District No. 23 (GO) (SBG) 5.00%, 06/15/26	412,520
	Washington and Multnomah Counties, Beaverton School District 48, Series B (GO) (SBG)
115,000	5.00%, 06/15/24 (c)	129,410
750,000	5.00%, 06/15/24 (c)	852,570
325,000	Washington County (GO)
	5.00%, 03/01/25	378,154
		15,979,500
Pennsylvania: 4.1%
100,000	Allegheny County Sanitary Authority (RB) (AGM) 4.00%, 12/01/26 (c)	104,279
	Allegheny County Sanitary Authority, Sewer Revenue (RB) (AGM)
10,000	5.00%, 12/01/25	11,649
1,290,000	5.00%, 12/01/25 (c)	1,475,966
670,000	Allegheny County, Series C-75 (GO) 5.00%, 11/01/26 (c)	775,840
475,000	Bensalem Township School District (GO) (SAW) 5.00%, 12/01/23 (c)	533,852
750,000	Chester County, Series A (GO) 4.00%, 07/15/26 (c)	815,527
1,900,000	City of Philadelphia (GO) (AGM) 5.00%, 08/01/27 (c)	2,201,473

See Notes to Financial Statements

48

Principal Amount		Value

Pennsylvania: (continued)
$1,000,000	City of Philadelphia, Pennsylvania Gas Works, Series 14 (RB) 5.00%, 10/01/26 (c)	$1,138,150
	City of Philadelphia, Series A (GO)
1,000,000	5.00%, 08/01/25 (c)	1,131,440
250,000	5.00%, 08/01/25 (c)	283,385
100,000	5.00%, 08/01/27 (c)	113,705
750,000	5.00%, 08/01/27 (c)	859,230
750,000	5.00%, 08/01/27 (c)	862,470
	City of Philadelphia, Water and Wastewater Revenue (RB)
20,000	5.00%, 10/01/24	22,869
110,000	5.00%, 10/01/25	127,614
10,000	City of Philadelphia, Water and Wastewater Revenue, Series A (RB) 5.00%, 07/01/24 (c)	11,243
10,000	City of Philadelphia, Water and Wastewater Revenue, Series B (RB) 5.00%, 07/01/25 (c)	11,426
500,000	Commonwealth Financing Authority (RB) 5.00%, 06/01/25 (c)	561,320
200,000	Commonwealth Financing Authority, Series A (RB) 5.00%, 06/01/25 (c)	223,448
	Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB)
415,000	5.00%, 06/01/28 (c)	465,236
250,000	5.00%, 06/01/28 (c)	282,750
	Commonwealth of Pennsylvania (GO)
1,800,000	3.00%, 01/01/27 (c)	1,713,780
350,000	4.00%, 08/15/25 (c)	361,837
1,500,000	4.00%, 01/01/27 (c)	1,580,820
230,000	5.00%, 03/15/25 (c)	254,594
200,000	5.00%, 03/15/25 (c)	226,516
25,000	5.00%, 08/15/25	28,548
1,720,000	5.00%, 08/15/25 (c)	1,919,709
1,285,000	Commonwealth of Pennsylvania, First Refunding Series (GO) 5.00%, 09/15/25	1,468,344
	Commonwealth of Pennsylvania, First Series (GO)
225,000	5.00%, 06/15/24 (c)	253,733
125,000	5.00%, 06/15/24 (c)	144,006
500,000	5.00%, 06/15/24 (c)	576,025
500,000	5.00%, 06/15/24	563,850
650,000	5.00%, 03/15/25 (c)	730,138
1,430,000	5.00%, 03/15/25 (c)	1,595,022
3,030,000	5.00%, 09/15/26	3,492,439
	Commonwealth of Pennsylvania, Second Series (GO) (AGM)
395,000	3.00%, 09/15/26 (c)	365,640
300,000	4.00%, 10/15/23 (c)	314,214
1,395,000	4.00%, 09/15/26 (c)	1,466,898
500,000	5.00%, 10/15/23 (c)	558,210
1,000,000	5.00%, 10/15/23 (c)	1,107,320
Principal Amount		Value

Pennsylvania: (continued)
$920,000	5.00%, 10/15/23 (c)	$1,019,719
455,000	5.00%, 10/15/23 (c)	510,424
525,000	5.00%, 10/15/23 (c)	590,084
165,000	5.00%, 10/15/23 (c)	182,181
1,775,000	5.00%, 09/15/26	2,045,900
210,000	5.00%, 01/15/27 (c)	241,084
20,000	Dauphin County General Authority (RB) 4.00%, 06/01/26 (c)	20,684
	Delaware River Port Authority (RB)
100,000	5.00%, 01/01/24 (c)	110,837
200,000	5.00%, 01/01/24 (c)	221,124
	Dauphin County General Authority Health System, Series A (RB)
1,360,000	3.00%, 06/01/26 (c)	1,244,781
420,000	4.00%, 06/01/26 (c)	432,571
330,000	Lancaster County Hospital Authority (RB) 5.00%, 08/15/26	387,341
525,000	Montgomery County, Higher Education and Health Authority Thomas Jefferson University, Series A (RB) 5.00%, 09/01/28 (c)	596,641
385,000	Pennsylvania Economic Development Financing Authority (RB) 5.00%, 09/15/26 (c)	441,299
700,000	Pennsylvania Economic Development Financing Authority, Series A (RB) 5.00%, 08/01/24 (c)	791,098
100,000	Pennsylvania Gas Works Revenue, Thirteenth Series (RB) 5.00%, 08/01/24	112,830
	Pennsylvania Higher Educational Facilities Authority, Series A (RB)
1,000,000	3.38%, 11/15/27 (c)	951,600
725,000	4.00%, 08/15/26 (c)	783,341
275,000	5.00%, 08/15/27 (c)	320,004
250,000	5.00%, 08/15/27 (c)	286,543
1,000,000	5.00%, 08/15/27 (c)	1,177,860
985,000	Pennsylvania Higher Educational Facilities Authority, Series AT-1 (RB) 5.00%, 06/15/26 (c)	1,124,476
1,040,000	Pennsylvania Higher Educational Facilities Authority, Series C (RB) 5.00%, 08/15/25	1,206,910
360,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Series AQ (RB) 5.00%, 06/15/25	413,294
125,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 119 (RB) 3.20%, 04/01/25 (c)	122,191
700,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 121 (RB) 2.80%, 10/01/25 (c)	660,842

See Notes to Financial Statements

49

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Pennsylvania: (continued)
$20,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 122 (RB) 3.65%, 04/01/26 (c)	$20,330
360,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 123B (RB) 3.45%, 10/01/26 (c)	361,037
300,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 124B (RB) 3.20%, 10/01/26 (c)	292,533
20,000	Pennsylvania State University (RB) 5.00%, 09/01/26 (c)	23,427
	Pennsylvania Turnpike Commission (RB)
550,000	5.00%, 12/01/25 (c)	618,519
1,000,000	5.00%, 12/01/27	1,158,220
	Pennsylvania Turnpike Commission, Series A (RB)
370,000	5.00%, 12/01/24 (c)	408,765
15,000	5.00%, 12/01/26 (c)	16,714
750,000	5.00%, 12/01/26 (c)	859,057
110,000	5.00%, 12/01/26 (c)	128,526
1,310,000	5.00%, 12/01/26 (c)	1,514,386
300,000	Pennsylvania Turnpike Commission, Series A-1 (RB) 5.00%, 06/01/25 (c)	339,237
	Pennsylvania Turnpike Commission, Series A-2 (RB)
175,000	5.00%, 12/01/27 (c)	202,060
100,000	5.00%, 12/01/27 (c)	116,453
	Pennsylvania Turnpike Commission, Series B (RB)
1,060,000	3.00%, 06/01/26 (c)	954,488
720,000	3.00%, 06/01/26 (c)	660,996
2,460,000	4.00%, 06/01/26 (c)	2,492,177
510,000	5.00%, 06/01/27 (c)	572,852
1,000,000	Pennsylvania Turnpike Commission, Series B-1 (RB) 5.00%, 06/01/27 (c)	1,127,410
430,000	Pennsylvania Turnpike Commission, Series C (RB) 5.00%, 12/01/24 (c)	479,097
	Philadelphia Authority for Industrial Development (RB)
10,000	5.00%, 04/01/25 (c)	11,340
930,000	5.00%, 04/01/25 (c)	1,046,575
	Philadelphia Gas Works Co., Fourteenth Series (RB)
1,000,000	5.00%, 10/01/25	1,144,180
1,000,000	5.00%, 10/01/26 (c)	1,126,330
1,030,000	5.00%, 10/01/26 (c)	1,164,157
1,015,000	5.00%, 10/01/26 (c)	1,151,213
	Philadelphia School District, Series A (GO) (SAW)
450,000	5.00%, 09/01/28 (c)	513,945
250,000	5.00%, 09/01/28 (c)	286,938
Principal Amount		Value

Pennsylvania: (continued)
$1,000,000	Philadelphia School District, Series F (GO) (SAW) 5.00%, 09/01/25	$1,118,130
845,000	Southeastern Pennsylvania Transportation Authority (RB) 5.00%, 06/01/27 (c)	986,487
	State Public School Building Authority (RB) (AGM) (SAW)
260,000	5.00%, 12/01/26 (c)	290,113
1,000,000	5.00%, 12/01/26 (c)	1,135,710
965,000	Westmoreland County Municipal Authority (RB) 5.00%, 08/15/25 (c)	1,106,749
		70,158,325
Rhode Island: 0.3%
125,000	Rhode Island Commerce Corp., Department of Transportation, Series B (RB) 5.00%, 06/15/26	145,239
120,000	Rhode Island Commerce Corp., Series A (RB) 5.00%, 06/15/24	136,338
	Rhode Island Commerce Corp., Series B (RB)
285,000	5.00%, 06/15/25	327,588
380,000	5.00%, 06/15/26 (c)	439,432
230,000	5.00%, 06/15/26 (c)	268,514
	Rhode Island Health and Educational Building Corp., Series A (RB)
1,000,000	4.00%, 05/15/26 (c)	1,067,250
385,000	5.00%, 05/15/25 (c)	437,171
110,000	5.00%, 05/15/26 (c)	127,049
250,000	State of Rhode Island (GO) 5.00%, 08/01/27 (c)	292,970
	State of Rhode Island, Series D (GO)
1,000,000	5.00%, 08/01/24 (c)	1,138,150
250,000	5.00%, 08/01/24 (c)	285,310
200,000	5.00%, 08/01/24	229,244
		4,894,255
South Carolina: 0.8%
	Berkeley County, South Carolina School District, Series A (GO)
355,000	3.00%, 03/01/24 (c)	362,242
150,000	3.00%, 03/01/24 (c)	153,797
	Charleston Educational Excellence Finance Corp. (RB)
25,000	4.00%, 12/01/23 (c)	26,223
950,000	5.00%, 12/01/23 (c)	1,061,948
120,000	5.00%, 12/01/23 (c)	135,600
255,000	5.00%, 12/01/23 (c)	287,161
150,000	5.00%, 12/01/24 (c)	168,744
25,000	5.00%, 12/01/24 (c)	28,477
895,000	5.00%, 12/01/24	1,027,048
100,000	Dorchester County School District No. 2, Series A (GO) 4.00%, 03/01/24 (c)	107,078

See Notes to Financial Statements

50

Principal Amount		Value

South Carolina: (continued)
	Greenwood Fifty Schools Facilities, Inc., Greenwood School District No. 50 (RB)
$100,000	3.00%, 06/01/26 (c)	$96,629
135,000	3.13%, 06/01/26 (c)	131,705
175,000	3.25%, 06/01/26 (c)	171,999
250,000	5.00%, 06/01/26 (c)	288,155
480,000	Kershaw County Public School District (RB) 3.38%, 12/01/25 (c)	478,848
325,000	Lancaster County School District (GO) 3.25%, 03/01/27 (c)	322,127
	South Carolina Jobs-Economic Development Authority, Palmetto Health, Series A (RB)
220,000	5.00%, 08/01/23 (c)	248,615
395,000	5.25%, 08/01/23 (c)	451,224
	South Carolina Public Service Authority, Series A (RB)
280,000	5.00%, 12/01/24	313,032
235,000	5.00%, 06/01/25 (c)	262,394
200,000	5.00%, 06/01/26 (c)	223,488
1,145,000	5.00%, 06/01/26 (c)	1,268,339
	South Carolina Public Service Authority, Series C (RB)
1,560,000	5.00%, 12/01/24 (c)	1,712,771
100,000	5.00%, 12/01/24	111,797
390,000	5.00%, 12/01/24 (c)	434,039
110,000	5.00%, 12/01/24 (c)	122,076
1,000,000	South Carolina State, Clemson University, Series A (GO) (SAW) 4.00%, 10/01/27 (c)	1,084,030
	South Carolina Transportation Infrastructure Bank (RB)
3,075,000	2.25%, 10/01/25 (c)	2,518,579
25,000	5.00%, 10/01/24	28,571
	York County, South Carolina Fort Mill School District No. 4, Series B (GO)
500,000	3.00%, 03/01/27 (c)	462,290
325,000	3.00%, 03/01/27 (c)	305,497
		14,394,523
South Dakota: 0.0%
235,000	South Dakota Health & Educational Facilities Authority (RB) 5.00%, 09/01/27 (c)	269,491
Tennessee: 1.0%
725,000	City of Chattanooga, Electric System, Series A (RB) 5.00%, 09/01/25	848,866
	City of Memphis, Series A (GO)
10,000	5.00%, 11/01/23 (c)	11,387
275,000	5.00%, 04/01/25	319,344
	Knox County Health Educational and Housing Facility Board (RB)
700,000	5.00%, 04/01/27 (c)	770,777
490,000	5.00%, 04/01/27 (c)	543,082
Principal Amount		Value

Tennessee: (continued)
$1,000,000	Memphis-Shelby County Industrial Development Board (RB) 5.00%, 11/01/26 (c)	$1,158,780
400,000	Metropolitan Government of Nashville & Davidson County TN, Series C (GO) 5.00%, 07/01/25 (c)	463,784
	Metropolitan Government of Nashville and Davidson County (GO)
915,000	2.50%, 07/01/26 (c)	859,313
545,000	4.00%, 07/01/26 (c)	580,120
1,600,000	4.00%, 07/01/26 (c)	1,693,632
2,585,000	4.00%, 07/01/27 (c)	2,737,489
1,700,000	4.00%, 07/01/27 (c)	1,871,054
335,000	4.00%, 07/01/27	370,135
915,000	4.75%, 07/01/26	1,050,850
325,000	5.00%, 07/01/23 (c)	362,953
100,000	5.00%, 01/01/26	117,563
25,000	5.00%, 07/01/26 (c)	28,969
235,000	5.00%, 07/01/26 (c)	273,794
600,000	Metropolitan Government of Nashville and Davidson County, Vanderbilt University Center, Series A (RB) 5.00%, 07/01/26 (c)	678,870
200,000	Shelby County Health Educational and Housing Facilities Board (RB) 5.00%, 05/01/27 (c)	233,052
	State of Tennessee, Series B (GO)
25,000	5.00%, 08/01/24	28,906
15,000	5.00%, 09/01/24 (c)	17,325
	Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series A (RB)
150,000	5.00%, 11/01/27 (c)	177,491
395,000	5.00%, 11/01/27 (c)	462,715
250,000	5.00%, 11/01/27	302,312
750,000	5.00%, 11/01/27 (c)	897,825
	Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series B (RB)
20,000	5.00%, 11/01/25 (c)	23,429
30,000	5.00%, 11/01/25	35,300
		16,919,117
Texas: 9.5%
	Aldine Independent School District, Series A (GO)
1,000,000	4.00%, 02/15/27 (c)	1,064,760
675,000	4.00%, 02/15/27 (c)	714,454
130,000	5.00%, 02/15/25 (c)	149,728
700,000	5.00%, 02/15/27 (c)	823,956
1,000,000	5.00%, 02/15/27 (c)	1,181,360
15,000	Allen Independent School District (GO) 5.00%, 02/15/26	17,568

See Notes to Financial Statements

51

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
$500,000	Alvin Independent School District, Series A (GO) 5.00%, 02/15/26 (c)	$579,485
10,000	Arlington Independent School District (GO) 5.00%, 02/15/25	11,565
	Austin Convention Enterprises, Inc., Series A (RB)
145,000	5.00%, 01/01/27 (c)	164,694
665,000	5.00%, 01/01/27 (c)	756,231
345,000	5.00%, 01/01/27 (c)	392,952
	Austin Convention Enterprises, Inc., Series B (RB)
500,000	5.00%, 01/01/27 (c)	546,230
500,000	5.00%, 01/01/27 (c)	552,465
500,000	Austin Independent School District (GO) 4.00%, 08/01/26 (c)	526,180
	Austin Independent School District, Series B (GO)
780,000	5.00%, 08/01/24	896,485
500,000	5.00%, 08/01/26 (c)	587,325
100,000	Austin Independent School District, Series C (GO) 5.00%, 08/01/26 (c)	116,497
500,000	Bexar County (GO) 4.00%, 06/15/25 (c)	527,230
1,100,000	Bexar County Hospital District (GO) 5.00%, 02/15/25	1,266,177
100,000	Birdville Independent School District (GO) 5.00%, 02/15/25	115,714
250,000	Birdville Independent School District, Series B (GO) 5.00%, 02/15/25 (c)	288,105
535,000	Board of Regents of Texas A&M University System, Series A (RB) 5.50%, 07/01/25 (c)	641,984
1,175,000	Board of Regents of Texas A&M University System, Series C (RB) 5.00%, 05/15/25	1,373,352
1,330,000	Board of Regents of the University of Texas System (RB) 5.00%, 08/15/24	1,533,969
	Board of Regents of the University of Texas System, Series A (RB)
930,000	5.00%, 03/15/25 (c)	1,070,821
525,000	5.00%, 07/01/25 (c)	603,524
	Board of Regents of the University of Texas System, Series B (RB)
100,000	5.00%, 08/15/24 (c)	114,268
125,000	5.00%, 07/01/26 (c)	147,136
	Board of Regents of the University of Texas System, Series D (RB)
785,000	5.00%, 08/15/24	905,388
180,000	5.00%, 08/15/25	211,108
	Board of Regents of the University of Texas System, Series E (RB)
140,000	5.00%, 08/15/26	166,505
Principal Amount		Value

Texas: (continued)
$520,000	5.00%, 08/15/27	$627,120
	Board of Regents of the University of Texas System, Series J (RB)
20,000	5.00%, 08/15/25	23,456
25,000	5.00%, 08/15/26 (c)	29,651
250,000	Board of Regents of University of North Texas, Series A (RB) 5.00%, 04/15/27	297,205
500,000	Brownsville Utilities System Revenue, Series A (RB) 5.00%, 09/01/23 (c)	552,275
	Central Texas Regional Mobility Authority, Senior Lien (RB)
250,000	5.00%, 01/01/26 (c)	279,280
625,000	5.00%, 01/01/26 (c)	700,900
60,000	5.00%, 01/01/26 (c)	68,203
	Central Texas Regional Mobility Authority, Senior Lien, Series A (RB)
230,000	5.00%, 01/01/23 (c)	249,769
100,000	5.00%, 07/01/25 (c)	110,629
400,000	5.00%, 07/01/25 (c)	447,108
	Central Texas Turnpike System, Series C (RB)
150,000	5.00%, 08/15/24	169,079
30,000	5.00%, 08/15/24 (c)	33,051
500,000	Cities of Dallas and Fort Worth International Airport Joint Revenue, Series F (RB) 5.00%, 11/01/23 (c)	564,655
150,000	City of Arlington, Texas Senior Lien Special Tax (AGM) (ST) 5.00%, 02/15/25 (c)	170,658
15,000	City of Austin (GO) 5.00%, 09/01/25 (c)	17,475
35,000	City of Austin, Electric Utility Revenue, Series A (RB) 5.00%, 11/15/25	40,845
	City of Austin, Water and Wastewater System Revenue (RB)
650,000	5.00%, 05/15/24 (c)	729,287
1,025,000	5.00%, 05/15/24 (c)	1,154,273
1,030,000	5.00%, 05/15/24 (c)	1,163,570
1,125,000	5.00%, 11/15/26 (c)	1,306,192
190,000	5.00%, 11/15/26 (c)	221,382
840,000	City of Austin, Water and Wastewater System Revenue, Series A (RB) 3.70%, 05/15/23 (c)	880,513
	City of Dallas (GO)
500,000	5.00%, 02/15/24 (c)	553,015
1,175,000	5.00%, 02/15/24 (c)	1,313,485
1,450,000	5.00%, 02/15/24 (c)	1,639,094
420,000	5.00%, 02/15/25 (c)	468,208
840,000	5.00%, 02/15/25 (c)	944,068
	City of Dallas, Series A (GO)
220,000	5.00%, 02/15/23 (c)	238,449
215,000	5.00%, 02/15/23 (c)	236,040

See Notes to Financial Statements

52

Principal Amount		Value

Texas: (continued)
	City of Dallas, Waterworks and Sewer System, Series A (RB)
$15,000	5.00%, 10/01/24	$17,257
1,000,000	5.00%, 10/01/25 (c)	1,152,130
1,425,000	5.00%, 10/01/25 (c)	1,646,958
1,350,000	5.00%, 10/01/26 (c)	1,566,837
1,800,000	5.00%, 10/01/26 (c)	2,097,918
100,000	City of El Paso TX (GO) 4.00%, 08/15/26 (c)	104,371
	City of El Paso, Water and Sewer Revenue (RB)
445,000	5.00%, 03/01/24 (c)	503,193
35,000	5.00%, 03/01/24 (c)	39,719
1,130,000	City of Fort Worth, Series A (GO) 5.00%, 03/01/25 (c)	1,292,607
510,000	City of Frisco (GO) 5.00%, 02/15/23 (c)	569,599
	City of Houston, Combined Utility System Revenue, First Lien, Series B (RB)
160,000	5.00%, 11/15/24	183,565
180,000	5.00%, 11/15/26 (c)	210,326
540,000	5.00%, 11/15/26	635,018
780,000	City of Houston, Combined Utility System Revenue, First Lien, Series C (RB) 5.00%, 05/15/24 (c)	879,302
	City of Houston, Combined Utility System Revenue, First Lien, Series D (RB)
35,000	5.00%, 11/15/24 (c)	40,110
225,000	5.00%, 11/15/24	258,138
	City of Houston, Series A (GO)
650,000	5.00%, 03/01/24 (c)	724,925
1,000,000	5.00%, 03/01/24 (c)	1,117,550
535,000	5.00%, 03/01/26 (c)	609,558
180,000	5.00%, 03/01/26 (c)	206,710
515,000	5.00%, 03/01/26 (c)	594,155
500,000	5.00%, 03/01/27 (c)	577,470
500,000	5.00%, 03/01/27 (c)	580,420
25,000	City of Lubbock (GO) 5.00%, 02/15/25 (c)	28,626
1,070,000	City of San Antonio (GO) 5.00%, 02/01/24 (c)	1,211,721
	City of San Antonio, Electric and Gas Systems Revenue (RB)
500,000	4.00%, 08/01/26 (c)	523,965
100,000	5.00%, 02/01/26 (c)	114,697
30,000	5.00%, 02/01/26	35,159
1,030,000	5.00%, 08/01/26 (c)	1,215,740
1,000,000	5.00%, 08/01/27 (c)	1,163,930
1,030,000	City of San Antonio, General Improvement (GO) 5.00%, 02/01/24 (c)	1,171,749
510,000	City of San Antonio, Water System Revenue, Series A (RB) 5.00%, 05/15/26 (c)	585,490
Principal Amount		Value

Texas: (continued)
$500,000	Collin County Community College District (GO) 3.25%, 08/15/27 (c)	$485,860
	Conroe Independent School District (GO)
105,000	5.00%, 02/15/25	121,784
35,000	5.00%, 02/15/25 (c)	40,100
1,000,000	County of Bexar TX (GO) 5.00%, 06/15/26 (c)	1,147,800
225,000	County of Harris, Texas Toll Road, Senior Lien, Series A (RB) 5.00%, 08/15/24	257,666
	Cypress-Fairbanks Independent School District (GO)
360,000	3.00%, 02/15/26 (c)	359,989
1,175,000	5.00%, 02/15/25 (c)	1,354,881
125,000	5.00%, 02/15/26 (c)	145,730
700,000	Cypress-Fairbanks Independent School District, Series C (GO) 5.00%, 02/15/24 (c)	793,702
100,000	Dallas and Fort Worth International Airport, Series D (RB) 5.25%, 11/01/23 (c)	112,837
	Dallas Area Rapid Transit (RB)
175,000	5.00%, 12/01/24 (c)	201,621
120,000	5.00%, 12/01/25 (c)	138,893
	Dallas Area Rapid Transit, Senior Lien, Series A (RB)
1,050,000	5.00%, 12/01/25 (c)	1,207,542
165,000	5.00%, 12/01/25 (c)	190,365
545,000	5.00%, 12/01/25 (c)	634,456
250,000	Dallas County (GO) 5.00%, 08/15/26 (c)	292,832
	Dallas County Utility and Reclamation District (GO)
315,000	5.00%, 02/15/25	360,477
150,000	5.00%, 02/15/26	173,961
325,000	5.00%, 02/15/28	385,515
	Dallas Independent School District (GO)
10,000	5.00%, 08/15/24 (c)	11,540
375,000	5.00%, 02/15/25	433,421
	Dallas Independent School District, Series A (GO)
1,030,000	5.00%, 08/15/24 (c)	1,182,121
130,000	5.00%, 08/15/24	149,200
590,000	Denton County (GO) 4.00%, 07/15/25 (c)	631,896
1,170,000	Denton Independent School District (GO) 5.00%, 02/15/25 (c)	1,356,241
	Eagle Mountain and Saginaw Independent School District (GO)
335,000	4.00%, 02/15/26 (c)	354,989
10,000	5.00%, 02/15/26 (c)	11,559
115,000	El Paso Independent School District (GO) 5.00%, 08/15/24 (c)	129,838

See Notes to Financial Statements

53

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
$315,000	Forney Independent School District (GO) 5.00%, 08/15/25 (c)	$357,708
	Fort Bend County (GO)
500,000	4.00%, 03/01/26 (c)	534,645
20,000	5.00%, 03/01/26 (c)	23,334
	Fort Worth Independent School District (GO)
35,000	5.00%, 02/15/25 (c)	40,311
110,000	5.00%, 02/15/25	127,510
500,000	5.00%, 02/15/26 (c)	584,840
750,000	5.00%, 02/15/26	883,050
	Frisco Independent School District (GO)
500,000	4.00%, 02/15/27 (c)	533,565
1,000,000	4.00%, 02/15/27 (c)	1,073,500
	Garland Independent School District (GO)
165,000	4.00%, 02/15/25 (c)	176,522
525,000	5.00%, 02/15/25	606,790
250,000	Grapevine-Colleyville Independent School District (GO) 5.00%, 08/15/25 (c)	286,723
300,000	Harris County Cultural Education Facilities Finance Corp. (RB) 5.00%, 11/15/27 (c)	352,974
285,000	Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine (RB) 5.00%, 05/15/26 (c)	329,172
105,000	Harris County Cultural Education Facilities Finance Corp., Texas Children’s Hospital (RB) 5.00%, 10/01/25 (c)	121,202
1,065,000	Harris County Flood Control District Improvement, Series A (GO) 5.00%, 10/01/25 (c)	1,237,881
210,000	Harris County Flood Control District, Series A (RB) 5.00%, 10/01/27 (c)	244,780
100,000	Harris County Hospital District Senior Lien (RB) 4.00%, 02/15/26 (c)	101,805
	Harris County, Houston Sports Authority, Senior Lien, Series A (RB)
965,000	5.00%, 11/15/24 (c)	1,071,507
100,000	5.00%, 11/15/24 (c)	110,601
440,000	5.00%, 11/15/24 (c)	494,930
1,325,000	5.00%, 11/15/24 (c)	1,476,222
	Harris County, Texas Cultural Education Facilities Finance Corp., Baylor College of Medicine (RB)
730,000	3.00%, 05/15/26 (c)	648,218
385,000	3.00%, 05/15/26 (c)	345,122
1,505,000	Harris County, Texas Cultural Education Facilities Finance Corp., Series A (RB) 5.00%, 12/01/24 (c)	1,686,368
Principal Amount		Value

Texas: (continued)
	Harris County, Texas Flood Control District, Series A (GO)
$510,000	5.00%, 10/01/24 (c)	$587,724
580,000	5.00%, 10/01/24 (c)	669,511
275,000	5.00%, 10/01/25 (c)	320,851
1,230,000	5.00%, 10/01/25 (c)	1,439,617
	Harris County, Texas Toll Road, Senior Lien, Series A (RB)
30,000	5.00%, 08/15/24	34,355
1,290,000	5.00%, 10/01/25 (c)	1,489,047
25,000	5.00%, 10/01/25	29,242
365,000	5.00%, 10/01/25 (c)	426,397
1,115,000	5.00%, 10/01/25 (c)	1,290,300
2,250,000	5.00%, 08/15/26 (c)	2,588,557
1,335,000	5.00%, 08/15/26 (c)	1,530,591
125,000	5.00%, 08/15/26 (c)	144,406
190,000	5.00%, 08/15/26 (c)	220,866
1,600,000	5.00%, 08/15/26 (c)	1,854,784
	Hays Consolidated Independent School District (GO)
800,000	4.00%, 02/15/27 (c)	849,280
500,000	4.00%, 02/15/27 (c)	535,155
1,010,000	Houston Combined Utility System Revenue, First Lien, Series A (RB) 5.00%, 11/15/24 (c)	1,149,622
	Houston Independent School District (GO)
1,000,000	5.00%, 02/15/27 (c)	1,150,090
1,200,000	5.00%, 02/15/27	1,424,868
	Houston Independent School District, Limited Tax School House (GO)
1,200,000	5.00%, 02/15/25	1,386,144
750,000	5.00%, 02/15/27 (c)	879,607
	Houston Independent School District, Limited Tax School House, Series A (GO)
350,000	4.00%, 02/15/26 (c)	370,636
1,065,000	4.00%, 02/15/26 (c)	1,122,521
135,000	5.00%, 02/15/26 (c)	156,668
250,000	Houston Texas Combine Utility System, Series C (RB) 5.00%, 05/15/24 (c)	284,363
	Houston Texas Public Improvement Refunding, Series A (GO)
975,000	5.00%, 03/01/23 (c)	1,090,888
750,000	5.00%, 03/01/24 (c)	840,307
115,000	5.00%, 03/01/25	132,245
	Humble Independent School District (GO)
210,000	4.00%, 02/15/26 (c)	220,603
500,000	5.00%, 02/15/25	578,570
	Katy Independent School District, Fort Bend, Harris and Waller Counties, Series A (GO)
315,000	4.00%, 02/15/25 (c)	333,009
375,000	5.00%, 02/15/25	435,199
280,000	5.00%, 02/15/25 (c)	324,948

See Notes to Financial Statements

54

Principal Amount		Value

Texas: (continued)
$35,000	Katy Independent School District, Fort Bend, Harris and Waller Counties, Series D (GO) 5.00%, 02/15/25	$40,619
10,000	Klein Independent School District, Series A (GO) 5.00%, 08/01/24	11,456
100,000	La Joya Independent School District (GO) 5.00%, 02/15/28	118,973
100,000	Lamar Consolidated Indecent School District, Unlimited Tax, Series A (GO) 5.00%, 02/15/25 (c)	115,377
310,000	Leander Independent School District, Series A (GO) 5.00%, 08/15/23 (c)	349,943
	Lewisville Independent School District (GO)
30,000	5.00%, 08/15/25 (c)	34,836
165,000	5.00%, 08/15/25	191,481
500,000	Lewisville Independent School District, Series B (GO) 5.00%, 08/15/25 (c)	576,655
	Lone Star College System (GO)
180,000	5.00%, 02/15/25	207,799
1,000,000	5.00%, 02/15/26 (c)	1,141,640
	Lower Colorado River Authority (RB)
105,000	5.00%, 05/15/25 (c)	119,803
225,000	5.38%, 05/15/23 (c)	254,293
500,000	5.50%, 05/15/23 (c)	567,015
	Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB)
260,000	4.00%, 05/15/22 (c)	270,917
165,000	4.00%, 05/15/22 (c)	172,699
270,000	5.00%, 05/15/26 (c)	312,898
	Lower Colorado River Authority, Series B (RB)
370,000	5.00%, 05/15/25 (c)	414,629
380,000	5.00%, 05/15/25 (c)	429,168
250,000	Mansfield Independent School District (GO) 5.00%, 02/15/25 (c)	288,105
745,000	Matagorda County Navigation District No. 1, Texas Pollution Control (RB) 4.00%, 06/03/23 (c)	764,646
	Metropolitan Transit Authority of Harris County (RB)
130,000	5.00%, 11/01/25	151,610
75,000	5.00%, 11/01/26 (c)	88,145
500,000	Montgomery Independent School District (GO) 4.00%, 02/15/25 (c)	536,830
1,000,000	New Hope Cultural Education Facilities Corp. (RB) 4.00%, 07/01/26 (c)	1,013,180
Principal Amount		Value

Texas: (continued)
	New Hope Cultural Education Facilities Finance Corp., Series A (RB)
$250,000	4.00%, 08/15/27 (c)	$261,848
250,000	5.00%, 08/15/27 (c)	290,252
	North Harris County Regional Water Authority (RB)
20,000	5.00%, 12/15/25	23,268
40,000	5.00%, 12/15/26 (c)	46,564
200,000	5.00%, 12/15/26 (c)	233,984
	North Texas Municipal Water District, Water System Revenue (RB)
150,000	3.00%, 09/01/25 (c)	148,620
1,280,000	5.00%, 09/01/25 (c)	1,469,056
30,000	5.00%, 09/01/25 (c)	34,324
30,000	5.00%, 09/01/26 (c)	34,728
400,000	5.00%, 09/01/26 (c)	464,968
	North Texas Tollway Authority, First Tier, Series A (RB)
565,000	5.00%, 01/01/26 (c)	644,326
1,250,000	5.00%, 01/01/26 (c)	1,413,587
510,000	5.00%, 01/01/26 (c)	584,236
640,000	5.00%, 01/01/26 (c)	737,920
450,000	5.00%, 01/01/26 (c)	517,171
25,000	North Texas Tollway Authority, First Tier, Series B (RB) 5.00%, 01/01/25	28,748
1,665,000	North Texas Tollway Authority, Second Tier, Series A (RB) 5.00%, 01/01/25 (c)	1,855,143
	North Texas Tollway Authority, Second Tier, Series B (RB)
870,000	5.00%, 01/01/24 (c)	961,889
125,000	5.00%, 01/01/26 (c)	143,195
425,000	North Texas Tollway Authority, Series A (RB) 5.00%, 01/01/26 (c)	486,863
	Northwest Independent School District (GO)
15,000	5.00%, 02/15/25	17,327
25,000	5.00%, 02/15/25 (c)	28,660
1,000,000	Northwest Independent School District, Series A (GO) 5.00%, 02/15/25 (c)	1,151,070
360,000	Permanent University Fund, Texas A&M University System (RB) 5.50%, 07/01/25	433,566
250,000	Permanent University Fund, Texas A&M University System, Series A (RB) 5.25%, 07/01/25 (c)	292,682
	Permanent University Fund, University of Texas System (RB)
75,000	5.00%, 07/01/24 (c)	86,155
100,000	5.00%, 07/01/24	114,997
30,000	5.00%, 07/01/25	34,997

See Notes to Financial Statements

55

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
	San Antonio Water System, Junior Lien, Series A (RB)
$25,000	5.00%, 11/15/23 (c)	$28,420
400,000	5.00%, 05/15/26 (c)	462,928
650,000	5.00%, 05/15/26 (c)	754,799
500,000	5.00%, 05/15/28 (c)	585,160
	Socorro Independent School District (GO)
225,000	4.00%, 08/15/27 (c)	241,412
780,000	5.00%, 08/15/27 (c)	923,637
750,000	5.00%, 08/15/27 (c)	884,070
	Spring Independent School District (GO)
25,000	5.00%, 08/15/25 (c)	29,030
1,000,000	5.00%, 08/15/25 (c)	1,167,000
	State of Texas, Transportation Commission (GO)
30,000	5.00%, 04/01/24 (c)	34,276
20,000	5.00%, 04/01/24 (c)	22,685
760,000	5.00%, 04/01/24 (c)	866,978
20,000	5.00%, 04/01/26 (c)	23,134
	State of Texas, Transportation Commission, Series A (GO)
1,365,000	5.00%, 10/01/24 (c)	1,558,216
1,035,000	5.00%, 10/01/25 (c)	1,208,331
1,000,000	5.00%, 04/01/26 (c)	1,162,110
	State of Texas, Transportation Commission, Series B (GO)
1,700,000	5.00%, 10/01/27 (c)	1,992,230
1,250,000	5.00%, 10/01/27 (c)	1,470,500
	Tarrant County, Cultural Education Facilities Finance Corp. (RB)
820,000	5.00%, 10/01/23 (c)	912,635
315,000	5.00%, 02/15/26	366,276
80,000	5.00%, 05/15/26 (c)	91,842
250,000	5.25%, 10/01/23 (c)	281,770
	Tarrant Regional Water Control and Improvement District (RB)
1,120,000	5.00%, 03/01/25 (c)	1,287,955
20,000	5.00%, 03/01/25 (c)	22,932
1,145,000	5.00%, 03/01/25	1,326,792
1,065,000	5.00%, 03/01/25 (c)	1,228,307
	Texas A&M University, Financing System, Series D (RB)
10,000	4.00%, 05/15/26 (c)	10,858
190,000	5.00%, 05/15/26	225,298
25,000	Texas A&M University, Financing System, Series E (RB) 5.00%, 05/15/25	29,220
	Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply (RB)
235,000	5.00%, 12/15/22 (c)	255,760
565,000	5.00%, 12/15/22 (c)	612,370
350,000	5.00%, 12/15/22 (c)	381,710
500,000	5.00%, 12/15/22 (c)	548,705
230,000	5.00%, 12/15/22 (c)	251,464
495,000	Texas Public Finance Authority (GO) 5.00%, 10/01/26 (c)	583,838
Principal Amount		Value

Texas: (continued)
	Texas Public Finance Authority, Series A (GO)
$30,000	5.00%, 10/01/24	$34,611
15,000	5.00%, 10/01/26	17,767
	Texas State University System (RB)
150,000	5.00%, 03/15/25 (c)	173,327
10,000	5.00%, 03/15/26	11,698
1,000,000	5.00%, 03/15/27 (c)	1,179,440
765,000	Texas Transportation Commission Mobility Fund (GO) 5.00%, 04/01/24 (c)	874,946
	Texas Transportation Commission State Highway Fund (RB)
210,000	5.00%, 10/01/24	241,870
135,000	5.00%, 10/01/25	158,007
1,115,000	Texas Transportation Commission State Highway Fund, First Tier (RB) 5.00%, 10/01/26	1,321,587
250,000	Texas Transportation Commission State Highway Improvement, Series A (GO) 5.00%, 04/01/24	286,228
125,000	Texas Transportation Commission, Central Tax Turnpike System, Second Tier, Series C (RB) 5.00%, 08/15/24 (c)	138,465
	Texas Water Development Board (RB)
25,000	5.00%, 04/15/25	29,018
25,000	5.00%, 04/15/26	29,423
600,000	5.00%, 10/15/26 (c)	706,146
1,000,000	5.00%, 08/01/27 (c)	1,184,370
	Texas Water Development Board, Series A (RB)
20,000	4.00%, 10/15/25 (c)	21,272
25,000	5.00%, 04/15/24	28,585
165,000	5.00%, 10/15/25 (c)	190,704
125,000	5.00%, 10/15/25 (c)	143,200
1,060,000	5.00%, 10/15/25 (c)	1,226,674
250,000	5.00%, 10/15/27 (c)	297,457
200,000	5.00%, 10/15/27 (c)	236,500
190,000	Travis County (GO) 5.00%, 03/01/25	219,520
	Trinity River Authority, Central Regional Wastewater System (RB)
330,000	3.00%, 08/01/24	340,062
150,000	5.00%, 08/01/24	171,840
170,000	5.00%, 08/01/26	200,381
275,000	5.00%, 08/01/27 (c)	320,323
375,000	5.00%, 08/01/27 (c)	442,459
75,000	University of North Texas, Series A (RB) 5.00%, 04/15/27 (c)	88,506
275,000	Via Metropolitan Transit (RB) 5.00%, 01/15/27 (c)	323,287
	Ysleta Independent School District (GO)
125,000	5.00%, 08/15/24 (c)	141,979
200,000	5.00%, 08/15/24 (c)	228,660
		160,495,952

See Notes to Financial Statements

56

Principal Amount		Value

Utah: 0.4%
$605,000	Board of Education of Cache County School District (GO) (SBG) 4.00%, 06/15/24 (c)	$645,553
25,000	Board of Regents of the University of Utah, Series B (RB) 5.00%, 08/01/24	28,812
30,000	Board of Regents of the University of Utah, Series B-1 (RB) 5.00%, 08/01/24	34,574
395,000	Central Utah Water Conservancy District, Series B (RB) 4.00%, 10/01/27 (c)	418,850
	State of Utah (GO)
400,000	5.00%, 07/01/24	461,724
1,500,000	5.00%, 01/01/27 (c)	1,796,910
1,000,000	University of Utah, Series B-1 (RB) 5.00%, 08/01/26	1,186,050
	Utah Transit Authority, Subordinated Sales Tax (RB)
1,560,000	0.00%, 06/15/26 (c) ^	902,398
935,000	3.00%, 06/15/26 (c)	936,992
600,000	4.00%, 06/15/26 (c)	644,280
	Utah Transit Authority, Subordinated Sales Tax, Series A (RB)
10,000	5.00%, 06/15/24	11,386
125,000	5.00%, 06/15/24	143,468
155,000	5.00%, 06/15/25 (c)	177,946
		7,388,943
Vermont: 0.1%
1,100,000	Vermont Educational and Health Buildings Financing Agency, Series A (RB) 5.00%, 06/01/26 (c)	1,239,975
Virginia: 2.2%
	Arlington County (GO)
1,750,000	5.00%, 08/15/24	2,022,807
1,000,000	5.00%, 08/15/27 (c)	1,192,280
650,000	Arlington County, Series B (GO) 5.00%, 08/15/26 (c)	775,742
	City of Richmond, Public Utility Revenue, Series A (RB)
530,000	5.00%, 01/15/23 (c)	587,929
1,520,000	5.00%, 01/15/26 (c)	1,769,645
20,000	5.00%, 01/15/26	23,437
10,000	Commonwealth of Virginia (GO) 4.00%, 06/01/23 (c)	10,851
	Commonwealth of Virginia, Series B (GO) (SAW)
500,000	5.00%, 06/01/25 (c)	580,645
1,000,000	5.00%, 06/01/25 (c)	1,164,110
485,000	Fairfax County Economic Development Authority, Series A (RB) 5.00%, 10/01/24 (c)	552,119
	Fairfax County Industrial Development Authority (RB)
165,000	5.00%, 05/15/26	193,943
155,000	5.00%, 05/15/26 (c)	180,355
Principal Amount		Value

Virginia: (continued)
$550,000	Fairfax County Water Authority (RB) 4.00%, 04/01/27 (c)	$611,825
	Fairfax County, Series A (GO) (SAW)
15,000	5.00%, 10/01/24 (c)	17,296
750,000	5.00%, 04/01/28 (c)	903,487
15,000	Fairfax County, Series B (GO) (SAW) 5.00%, 04/01/25 (c)	17,567
260,000	Hampton Roads Sanitation District, Series A (RB) 5.00%, 08/01/26 (c)	304,567
25,000	Henrico County, Water & Sewer Revenue (RB) 5.00%, 05/01/25	29,234
540,000	Loudoun County, Series A (GO) (SAW) 5.00%, 12/01/22 (c)	604,778
	Upper Occoquan Sewage Authority (RB)
200,000	5.00%, 07/01/25 (c)	232,460
830,000	5.00%, 07/01/25 (c)	966,485
1,200,000	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB) 3.00%, 02/01/27 (c)	1,165,620
	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB)
100,000	5.00%, 02/01/26	117,428
100,000	5.00%, 02/01/27	119,010
1,000,000	5.00%, 02/01/28 (c)	1,183,680
1,000,000	5.00%, 02/01/28 (c)	1,189,310
	Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Series A (RB)
1,000,000	3.00%, 09/01/24	1,026,720
1,000,000	5.00%, 09/01/26 (c)	1,174,600
1,025,000	5.00%, 09/01/26 (c)	1,206,476
750,000	Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Series E (RB) 3.00%, 09/01/27 (c)	691,770
	Virginia Commonwealth Transportation Board (RB)
20,000	5.00%, 09/15/26 (c)	23,507
510,000	5.00%, 09/15/26 (c)	603,621
	Virginia Commonwealth Transportation Board, Capital Projects (RB)
250,000	4.00%, 05/15/24 (c)	264,558
15,000	5.00%, 05/15/24 (c)	17,116
1,000,000	5.00%, 05/15/24 (c)	1,142,870
1,000,000	5.00%, 05/15/26	1,178,590
500,000	Virginia Commonwealth Transportation Board, Capital Projects, Series A (RB) 4.00%, 11/15/27 (c)	526,755

See Notes to Financial Statements

57

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Virginia: (continued)
$450,000	Virginia Commonwealth Transportation Board, Series A (RB) 5.00%, 03/15/23 (c)	$507,424
	Virginia Public Building Authority, Series A (RB)
125,000	3.00%, 08/01/24 (c)	125,280
475,000	3.00%, 08/01/24 (c)	477,413
695,000	3.00%, 08/01/26 (c)	679,175
250,000	4.00%, 08/01/27 (c)	268,585
1,195,000	5.00%, 08/01/25	1,392,725
100,000	5.00%, 08/01/25	116,546
485,000	5.00%, 08/01/26	571,277
	Virginia Public Building Authority, Series B (RB)
25,000	5.00%, 08/01/25	29,137
15,000	5.00%, 08/01/26	17,668
	Virginia Public Building Authority, Series C (RB)
400,000	4.00%, 08/01/24 (c)	435,700
10,000	5.00%, 08/01/24	11,481
	Virginia Public School Authority (RB) (SAW)
750,000	5.00%, 08/01/26 (c)	887,700
30,000	5.00%, 08/01/26 (c)	35,410
30,000	5.00%, 08/01/26	35,606
575,000	5.00%, 08/01/26 (c)	682,450
	Virginia Public School Authority, Series A (RB) (SAW)
870,000	5.00%, 08/01/24	998,838
1,500,000	5.00%, 08/01/25 (c)	1,733,130
	Virginia Public School Authority, Series B (RB) (SAW)
1,000,000	4.00%, 08/01/24 (c)	1,089,860
20,000	5.00%, 08/01/24	22,937
250,000	Virginia Resources Authority, Clean Water State Revolving Fund (RB) 5.00%, 10/01/23 (c)	284,855
1,040,000	Virginia Resources Authority, Virginia Pooled Financing Program, Series C (RB) 4.00%, 11/01/26 (c)	1,103,856
750,000	Virginia Small Business Financing Authority, Hampton University (RB) 5.25%, 10/01/24 (c)	850,582
		36,730,828
Washington: 3.9%
600,000	Auburn School District No. 408 of King and Pierce Counties (GO) (SBG) 4.00%, 06/01/26 (c)	637,446
	Central Puget Sound Regional Transit Authority, Sales Tax, Series S-1 (RB)
795,000	5.00%, 11/01/25 (c)	917,184
590,000	5.00%, 11/01/25 (c)	682,842
Principal Amount		Value

Washington: (continued)
	Central Puget Sound Regional Transit Authority, Series S-1 (RB)
$15,000	5.00%, 11/01/24	$17,353
110,000	5.00%, 11/01/25 (c)	127,716
15,000	5.00%, 11/01/25	17,639
	City of Seattle, Drainage and Wastewater System (RB)
2,175,000	4.00%, 04/01/26 (c)	2,300,432
500,000	4.00%, 07/01/27 (c)	527,465
100,000	City of Seattle, Municipal Light and Power Revenue (RB) 5.00%, 07/01/23 (c)	112,398
125,000	City of Seattle, Series A (GO) 5.00%, 06/01/25	146,223
	City of Seattle, Water System Revenue (RB)
1,000,000	5.00%, 05/01/25 (c)	1,143,010
100,000	5.00%, 05/01/25	116,306
20,000	5.00%, 08/01/26	23,607
500,000	5.00%, 02/01/27 (c)	588,620
15,000	City of Spokane, Water and Wastewater Revenue (RB) 5.00%, 12/01/24 (c)	17,272
25,000	Clark County Public Utility District No 1, Electric System Revenue (RB) 5.00%, 01/01/25	28,665
900,000	Energy Northwest Colombia Generating Station Electric, Series A (RB) 5.00%, 07/01/24 (c)	1,012,428
715,000	Energy Northwest Colombia Generating Station Electric, Series C (RB) 5.00%, 07/01/25 (c)	815,937
185,000	Energy Northwest Generating Station, Series A (RB) 4.00%, 07/01/24	201,419
2,195,000	Energy Northwest Project 1 Electric, Series A (RB) 5.00%, 07/01/25	2,552,807
1,110,000	Energy Northwest Project 1 Electric, Series C (RB) 5.00%, 07/01/24 (c)	1,268,941
	Energy Northwest Project 3 Electric, Series A (RB)
130,000	5.00%, 07/01/26 (c)	153,126
1,125,000	5.00%, 07/01/26	1,326,037
	Energy Northwest, Series A (RB)
105,000	5.00%, 07/01/25	122,116
160,000	5.00%, 07/01/27 (c)	189,693
1,750,000	5.00%, 07/01/27 (c)	2,040,745
120,000	Energy Northwest, Series C (RB) 5.00%, 07/01/24 (c)	137,551
520,000	Grant & Douglas Counties School District No. 144-101 Quincy (GO) (SBG) 4.00%, 06/01/26 (c)	558,215

See Notes to Financial Statements

58

Principal Amount		Value

Washington: (continued)
	King County School District No. 401 (GO) (SBG)
$1,220,000	3.13%, 12/01/26 (c)	$1,192,660
900,000	5.00%, 12/01/26 (c)	1,052,325
	King County School District No. 405 (GO) (SBG)
30,000	5.00%, 12/01/24	34,682
500,000	5.00%, 12/01/26 (c)	590,905
360,000	5.00%, 12/01/26	428,191
580,000	King County School District No. 411 (GO) (SBG) 4.00%, 06/01/26 (c)	618,332
20,000	King County School District No. 414 (GO) (SBG) 5.00%, 12/01/24	23,095
	King County, Washington Limited Tax, Series A (GO)
175,000	5.00%, 07/01/24	201,462
1,055,000	5.00%, 01/01/25 (c)	1,212,448
	King County, Washington Limited Tax, Series E (GO)
460,000	4.00%, 12/01/25 (c)	490,332
500,000	5.00%, 12/01/25 (c)	586,575
840,000	King County, Washington Limited Tax, Sewer Revenue (GO) 4.00%, 07/01/27 (c)	910,342
555,000	King County, Washington Sewer Revenue, Series A (RB) 5.00%, 01/01/23 (c)	620,113
	King County, Washington Sewer Revenue, Series B (RB)
445,000	5.00%, 07/01/24 (c)	508,444
15,000	5.00%, 07/01/24	17,222
	Kitsap County School District No. 401 (GO) (SBG)
250,000	4.00%, 06/01/26 (c)	264,685
15,000	4.00%, 06/01/26 (c)	16,271
900,000	Klickitat County Public Utility District No. 1, Series A (RB) 5.00%, 06/01/25 (c)	1,002,492
25,000	Pierce County School District No. 10 (GO) (SBG) 5.00%, 12/01/25 (c)	28,788
175,000	Pierce County School District No. 416 (GO) (SBG) 4.00%, 06/01/26 (c)	186,566
	Port of Seattle, Intermediate Lien (RB)
15,000	5.00%, 02/01/25	17,224
130,000	5.00%, 02/01/26 (c)	150,475
30,000	5.00%, 02/01/26 (c)	34,387
395,000	Port of Seattle, Series B (RB) 5.00%, 09/01/24 (c)	448,759
500,000	Port of Tacoma, Series A (GO) 5.00%, 12/01/26 (c)	586,710
500,000	Puyallup School District No. 3, Washington Unlimited Tax (GO) (SBG) 5.00%, 06/01/27 (c)	580,255
Principal Amount		Value

Washington: (continued)
$1,000,000	Snohomish County School District No. 201 (GO) (SBG) 5.00%, 12/01/25 (c)	$1,162,650
	State of Washington, Motor Vehicle Fuel Tax, Series C (GO)
2,070,000	5.00%, 02/01/25 (c)	2,329,164
175,000	5.00%, 02/01/25 (c)	201,651
125,000	5.00%, 01/01/26 (c)	143,195
	State of Washington, Motor Vehicle Fuel Tax, Series E (GO)
125,000	5.00%, 02/01/24 (c)	140,205
25,000	5.00%, 02/01/24 (c)	28,455
1,620,000	5.00%, 02/01/24 (c)	1,847,610
1,105,000	State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO) 5.00%, 08/01/26 (c)	1,281,988
	State of Washington, Motor Vehicle Fuel Tax, Series R-B (GO)
415,000	5.00%, 07/01/24 (c)	475,445
2,155,000	5.00%, 07/01/24	2,480,858
135,000	5.00%, 08/01/26 (c)	157,163
1,000,000	State of Washington, Motor Vehicle Fuel Tax, Series R-C (GO) 5.00%, 01/01/26 (c)	1,141,870
1,000,000	State of Washington, Motor Vehicle Fuel Tax, Series R-D (GO) 5.00%, 01/01/25 (c)	1,140,690
10,000	State of Washington, Motor Vehicle Fuel Tax, Series R-F (GO) 5.00%, 01/01/25 (c)	11,506
1,130,000	State of Washington, Motor Vehicle Fuel Tax, Series R-H (GO) 5.00%, 01/01/25 (c)	1,288,980
	State of Washington, Various Purpose, Series A (GO)
110,000	5.00%, 08/01/23 (c)	123,671
1,250,000	5.00%, 08/01/23 (c)	1,400,125
750,000	5.00%, 08/01/23 (c)	847,942
10,000	5.00%, 08/01/23 (c)	11,274
1,000,000	5.00%, 08/01/26 (c)	1,168,190
245,000	5.00%, 08/01/26 (c)	285,222
200,000	5.00%, 08/01/26 (c)	232,834
1,545,000	5.00%, 08/01/26 (c)	1,792,463
500,000	5.00%, 08/01/27 (c)	584,610
500,000	5.00%, 08/01/27 (c)	578,895
1,010,000	State of Washington, Various Purpose, Series A-1 (GO) 5.00%, 08/01/25 (c)	1,158,359
	State of Washington, Various Purpose, Series C (GO)
10,000	5.00%, 02/01/25	11,583
20,000	5.00%, 02/01/26 (c)	23,302
	State of Washington, Various Purpose, Series D (GO)
500,000	5.00%, 02/01/24 (c)	559,125
880,000	5.00%, 02/01/24 (c)	1,003,640
	State of Washington, Various Purpose, Series R-A (GO)
2,000,000	4.00%, 07/01/24 (c)	2,169,140
25,000	5.00%, 08/01/26 (c)	28,786

See Notes to Financial Statements

59

VANECK VECTORS AMT-FREE INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Washington: (continued)
	State of Washington, Various Purpose, Series R-B (GO)
$30,000	5.00%, 07/01/24	$34,536
1,060,000	5.00%, 01/01/26 (c)	1,219,021
20,000	5.00%, 01/01/26 (c)	22,911
105,000	5.00%, 01/01/26 (c)	122,009
150,000	5.00%, 01/01/26 (c)	173,174
115,000	5.00%, 08/01/26 (c)	134,805
	State of Washington, Various Purpose, Series R-C (GO)
360,000	5.00%, 01/01/25 (c)	412,776
1,165,000	5.00%, 01/01/25 (c)	1,338,096
1,000,000	State of Washington, Various Purpose, Series R-D (GO) 5.00%, 08/01/27 (c)	1,174,540
	State of Washington, Various Purpose, Series R-E (GO)
25,000	5.00%, 07/01/24	28,780
250,000	5.00%, 01/01/25 (c)	282,728
630,000	5.00%, 01/01/25 (c)	716,575
550,000	5.00%, 01/01/25 (c)	629,183
220,000	Tacoma School District No. 10 (GO) (SBG) 5.00%, 12/01/25 (c)	253,983
940,000	Tobacco Settlement Authority (RB) 5.25%, 06/01/21 (c)	1,010,669
	Washington Health Care Facilities Authority, Providence St. Joseph Health, Series B (RB)
225,000	5.00%, 10/01/28 (c)	263,012
250,000	5.00%, 10/01/28 (c)	296,150
	Washington State University (RB)
405,000	5.00%, 04/01/25 (c)	460,643
325,000	5.00%, 04/01/25 (c)	367,039
430,000	5.00%, 04/01/25 (c)	492,277
785,000	5.00%, 04/01/25 (c)	896,030
265,000	Washington State, Federal Highway Grant Anticipation, SR 520 Corridor Program, Series C (RB) 5.00%, 09/01/23 (c)	297,160
		66,023,621
West Virginia: 0.2%
	West Virginia Hospital Finance Authority, Series A (RB)
930,000	3.00%, 06/01/26 (c)	840,181
560,000	5.00%, 06/01/25	635,925
210,000	5.00%, 06/01/26 (c)	238,965
1,045,000	5.00%, 06/01/26	1,199,618
150,000	West Virginia, Commissioner of Highways, Series A (RB) 5.00%, 09/01/27 (c)	175,985
		3,090,674
Wisconsin: 1.0%
100,000	City of Milwaukee, Series N4 (GO) 5.00%, 04/01/27	118,634
560,000	Public Finance Authority, Renown Regional Medical Center Project, Series A (RB) 5.00%, 06/01/25 (c)	623,773
Principal Amount		Value

Wisconsin: (continued)
	State of Wisconsin, Clean Water Revenue, Series 1 (RB)
$25,000	5.00%, 06/01/24 (c)	$28,626
290,000	5.00%, 06/01/24 (c)	332,064
20,000	5.00%, 06/01/24 (c)	22,901
20,000	5.00%, 06/01/24	22,901
15,000	5.00%, 06/01/24 (c)	17,176
	State of Wisconsin, Series 1 (GO)
10,000	5.00%, 05/01/23 (c)	11,193
25,000	5.00%, 05/01/24	28,656
15,000	5.00%, 05/01/25 (c)	17,404
535,000	5.00%, 05/01/25	623,735
250,000	5.00%, 05/01/27 (c)	293,477
250,000	5.00%, 05/01/27 (c)	295,657
395,000	5.00%, 05/01/27 (c)	470,966
	State of Wisconsin, Series 2 (GO)
510,000	5.00%, 05/01/26 (c)	601,902
150,000	5.00%, 05/01/26 (c)	175,962
315,000	5.00%, 11/01/26	374,951
500,000	5.00%, 05/01/27 (c)	596,160
	State of Wisconsin, Series 3 (GO)
145,000	5.00%, 11/01/22 (c)	160,134
385,000	5.00%, 11/01/22 (c)	428,647
500,000	5.00%, 05/01/27 (c)	583,920
500,000	5.00%, 05/01/27 (c)	586,955
	State of Wisconsin, Series 4 (GO)
30,000	5.00%, 11/01/24 (c)	34,337
1,575,000	5.00%, 11/01/24 (c)	1,808,761
700,000	5.00%, 11/01/24 (c)	808,885
250,000	State of Wisconsin, Series A (GO) 5.00%, 05/01/25 (c)	284,900
	State of Wisconsin, Series B (GO)
210,000	5.00%, 05/01/25 (c)	239,316
10,000	5.00%, 05/01/26 (c)	11,621
20,000	5.00%, 05/01/26 (c)	23,336
	State of Wisconsin, Series C (GO)
500,000	4.00%, 05/01/24 (c)	539,215
500,000	5.00%, 05/01/24 (c)	571,910
	Wisconsin Department of Transportation, Series 1 (RB)
140,000	5.00%, 07/01/22 (c)	155,984
335,000	5.00%, 07/01/23 (c)	377,924
5,000	5.00%, 07/01/23 (c)	5,620
15,000	5.00%, 07/01/25 (c)	17,467
	Wisconsin Department of Transportation, Series A (RB)
1,090,000	5.00%, 07/01/24 (c)	1,232,103
510,000	5.00%, 07/01/24 (c)	579,278
	Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group, Series A (RB)
1,000,000	4.00%, 05/15/26 (c)	1,039,020
440,000	5.00%, 11/01/24 (c)	493,808
35,000	5.00%, 05/15/26 (c)	40,506
100,000	5.00%, 05/15/26 (c)	115,344
280,000	5.00%, 05/15/26 (c)	325,802

See Notes to Financial Statements

60

Principal Amount		Value

Wisconsin: (continued)
$500,000	Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. (RB) 4.00%, 08/15/27 (c)	$525,325
1,220,000	Wisconsin Housing and Economical Development Authority, Series B (RB) 3.15%, 09/01/25 (c)	1,207,654
		16,853,910
Total Municipal Bonds (Cost: $1,699,224,424)		1,668,479,358
Number of Shares		Value

MONEY MARKET FUND: 1.2% (Cost: $21,186,634)
21,186,634	Dreyfus Government Cash Management Fund – Institutional Shares	$21,186,634
Total Investments: 99.5% (Cost: $1,720,411,058)		1,689,665,992
Other assets less liabilities: 0.5%		7,935,722
NET ASSETS: 100.0%		$1,697,601,714

Definitions:

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation

Footnotes:

(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security – the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

Summary of Investments
By Sector	% of Investments	Value
Education	7.2%	$121,347,879
Health Care	5.9	99,354,220
Housing	0.8	12,709,027
Industrial Revenue	0.6	10,282,557
Leasing	7.3	123,777,423
Local	17.4	294,750,326
Power	5.1	86,375,068
Solid Waste/Resource Recovery	0.1	2,158,833
Special Tax	10.4	175,910,180
State	20.8	351,765,310
Tobacco	0.5	8,692,620
Transportation	12.4	208,595,801
Water & Sewer	10.2	172,760,114
Money Market Fund	1.3	21,186,634
	100.0%	$1,689,665,992

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds*	$—	$1,668,479,358	$—	$1,668,479,358
Money Market Fund	21,186,634	—	—	21,186,634
Total	$21,186,634	$1,668,479,358	$—	$1,689,665,992

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

61

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount		Value

MUNICIPAL BONDS: 97.7%
Alabama: 1.2%
$235,000	Alabama Federal Aid Highway Finance Authority, Series A (RB) 4.00%, 09/01/27 (c)	$246,567
135,000	Infirmary Health System, Inc., Series A (RB) 4.00%, 02/01/26 (c)	134,321
100,000	Jefferson County, Senior Lien, Series A (RB) (AGM) 5.50%, 10/01/23 (c)	111,021
85,000	Lower Alabama Gas District, Gas Project Revenue, Series A (RB) 5.00%, 09/01/46	100,780
210,000	Tuscaloosa City Board of Education (RB) 4.00%, 08/01/26 (c)	214,284
	UAB Medicine Finance Authority, Series B (RB)
110,000	4.00%, 09/01/26 (c)	111,947
220,000	5.00%, 09/01/26 (c)	249,436
280,000	UAB Medicine Finance Authority, Series B2 (RB) 4.00%, 03/01/27 (c)	282,271
	Water Works Board of the City of Birmingham, Series B (RB)
170,000	4.00%, 01/01/27 (c)	175,399
260,000	5.00%, 01/01/27 (c)	292,227
		1,918,253
Alaska: 0.1%
215,000	Municipality of Anchorage, Senior Lien, Series A (RB) 4.00%, 12/01/24 (c)	217,602
Arizona: 1.2%
225,000	Arizona Health Facilities Authority, Series A (RB) 5.00%, 01/01/24 (c)	246,308
335,000	City of Phoenix Civic Improvement Corp., Series D (RB) 4.00%, 07/01/27 (c)	344,578
740,000	Maricopa County Industrial Development Authority, Banner Health, Series A (RB) 4.00%, 01/01/27 (c)	762,947
250,000	Maricopa County Industrial Development Authority, Series A (RB) 5.00%, 01/01/27 (c)	281,187
220,000	Salt River Project Agricultural Improvement and Power District, Series A (RB) 5.00%, 06/01/25 (c)	246,385
		1,881,405
California: 17.1%
	Alameda Corridor Transportation Authority, Second Subordinate Lien, Series B (RB) (AGM)
435,000	4.00%, 10/01/26 (c)	447,524
350,000	5.00%, 10/01/26 (c)	388,776
Principal Amount		Value

California: (continued)
$230,000	Anaheim City School District/CA (GO) 3.00%, 08/01/26 (c)	$199,583
345,000	Antelope Valley Community College District (GO) 5.00%, 02/01/25 (c)	385,506
390,000	Bay Area Toll Authority, Series F-1 (RB) 5.00%, 04/01/24 (c)	427,101
710,000	Bay Area Toll Authority, Series S-6 (RB) 5.00%, 10/01/24 (c)	780,964
380,000	Beverly Hills Unified School District (GO) 0.00%, 08/01/26 (c) ^	159,847
160,000	California Educational Facilities Authority, Series U-6 (RB) 5.00%, 05/01/45	204,992
	California Health Facilities Financing Authority, Series A (RB)
470,000	4.00%, 03/01/26 (c)	479,814
500,000	4.00%, 11/15/27 (c)	509,535
400,000	5.00%, 08/15/23 (c)	434,336
250,000	5.00%, 11/15/25 (c)	277,797
	California Health Facilities Financing Authority, Series B (RB)
300,000	4.00%, 11/15/26 (c)	308,304
125,000	4.00%, 11/15/26 (c)	127,355
325,000	California Infrastructure and Economic Development Bank, Series A (RB) 4.00%, 11/01/23 (c)	333,063
750,000	California Municipal Finance Authority, Series A (RB) 4.00%, 07/01/27 (c)	750,540
350,000	California Public Finance Authority, Henry Mayo Newhall Hospital (RB) 5.00%, 10/15/26 (c)	382,497
250,000	California State Public Works Board, Department of Correction and Rehabilitation, Series H (RB) 3.50%, 12/01/25 (c)	249,670
305,000	California State University, Series A (RB) 3.13%, 05/01/26 (c)	291,126
	California Statewide Communities Development Authority, Huntington Memorial Hospital, Series B (RB)
120,000	4.00%, 07/01/24 (c)	122,495
155,000	5.00%, 07/01/24 (c)	169,944
350,000	California Statewide Communities Development Authority, Irvine East Campus Apartments (RB) 5.00%, 05/15/26 (c)	389,343
	California Statewide Communities Development Authority, John Muir Health, Series A (RB)
150,000	4.00%, 08/15/26 (c)	150,413
20,000	4.00%, 08/15/26 (c)	20,367
125,000	California Statewide Communities Development Authority, Los Angeles Jewish Home For The Aging, Series A (RB) 5.00%, 08/01/22 (c)	138,316

See Notes to Financial Statements

62

Principal Amount		Value

California: (continued)
$405,000	Centinela Valley Union High School District, Series B (GO) (AGM) 4.00%, 08/01/26 (c)	$417,328
275,000	Cerritos Community College District, Series A (GO) 5.00%, 08/01/24 (c)	307,937
155,000	City of Los Angeles, Department of Airports, Series B (RB) 5.00%, 05/15/25 (c)	174,217
340,000	City of Los Angeles, Wastewater System Revenue, Series A (RB) 4.00%, 06/01/25 (c)	351,652
305,000	Coast Community College District, Series A (GO) 4.00%, 08/01/23 (c)	315,495
105,000	Contra Costa Water District, Series R (RB) 5.00%, 10/01/23 (c)	116,638
195,000	Cupertino Union School District, Series C (GO) 4.00%, 08/01/26 (c)	202,775
290,000	East Bay Municipal Utility District Water System, Series B (RB) 4.00%, 06/01/25 (c)	299,016
370,000	Eastern Municipal Water District, Wastewater Revenue, Series A (RB) 5.00%, 07/01/26 (c)	420,346
170,000	Elk Grove Unified School District (CP) 3.13%, 02/01/26 (c)	153,658
115,000	Garden Grove Unified School District, Series C (GO) 5.00%, 08/01/23 (c)	128,812
130,000	Glendale Community College District, Series A (GO) 4.00%, 08/01/27 (c)	134,468
	Golden State Tobacco Securitization Corp., Series A (RB)
100,000	5.00%, 06/01/25 (c)	111,859
475,000	5.00%, 06/01/25 (c)	525,602
125,000	5.00%, 06/01/25 (c)	138,900
185,000	Hayward Area Recreation and Park District, Series A (GO) 4.00%, 08/01/27 (c)	192,097
105,000	Imperial Irrigation District Electric System Revenue, Series B-2 (RB) 5.00%, 11/01/26 (c)	118,881
165,000	Imperial Irrigation District Electric System Revenue, Series C (RB) 5.00%, 05/01/26 (c)	187,179
185,000	Kaweah Delta Health Care District, Series B (RB) 5.00%, 06/01/25 (c)	199,856
215,000	Livermore Valley Joint Unified School District/CA (GO) 3.00%, 08/01/26 (c)	189,389
100,000	Los Angeles Community College District/CA, Series J (GO) 4.00%, 08/01/27 (c)	105,699
Principal Amount		Value

California: (continued)
	Los Angeles Department of Water and Power, Series A (RB)
$335,000	5.00%, 07/01/24 (c)	$373,234
105,000	5.00%, 01/01/26 (c)	119,279
420,000	5.00%, 01/01/26 (c)	473,437
460,000	5.00%, 01/01/26 (c)	523,227
750,000	5.00%, 01/01/27 (c)	869,250
395,000	Los Angeles Department of Water and Power, Series C (RB) 5.00%, 07/01/27 (c)	456,501
220,000	Los Angeles International Airport, Series B (RB) 5.00%, 05/15/23 (c)	240,852
	Los Angeles Unified School District, Series A (GO)
200,000	4.00%, 07/01/25 (c)	206,922
100,000	5.00%, 07/01/25 (c)	114,048
200,000	Marin Healthcare District, Series A (GO) 4.00%, 08/01/25 (c)	206,732
330,000	Metropolitan Water District of Southern California, Series A (RB) 5.00%, 07/01/25 (c)	376,586
950,000	Miracosta Community College District, Series A (GO) 4.00%, 08/01/27 (c)	989,501
100,000	Montebello Unified School District, Series A (GO) 4.00%, 08/01/26 (c)	102,254
110,000	Oakland Unified School District, Series A (GO) 5.00%, 08/01/25 (c)	123,089
110,000	Peralta Community College District (GO) 4.00%, 08/01/25 (c)	112,992
125,000	Port of Los Angeles, Harbor Department, Series B (RB) 5.00%, 08/01/24 (c)	138,989
250,000	Regents of the University of California, Series AR (RB) 4.00%, 05/15/26 (c)	262,622
370,000	Riverside County Public Financing Authority (RB) 4.13%, 11/01/25 (c)	384,145
250,000	San Diego Unified School District, Series G (GO) 4.00%, 07/01/25 (c)	257,850
	San Diego Unified School District, Series I (GO)
380,000	0.00%, 07/01/25 (c) ^	160,117
385,000	0.00%, 07/01/25 (c) ^	178,290
335,000	3.13%, 07/01/27 (c)	309,453
895,000	4.00%, 07/01/27 (c)	927,659
500,000	San Francisco Bay Area Rapid Transit District (GO) 4.00%, 08/01/27 (c)	526,860
250,000	San Francisco City and County Public Utilities Commission Wastewater Revenue (RB) 4.00%, 10/01/25 (c)	258,590

See Notes to Financial Statements

63

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$500,000	San Francisco Municipal Transportation Agency (RB) 4.00%, 03/01/27 (c)	$518,445
325,000	San Jose, California Financing Authority Lease, Series A (RB) 5.00%, 06/01/23 (c)	360,584
310,000	State of California, Series CK (GO) 3.75%, 12/01/24 (c)	316,711
	State of California, Various Purpose (GO)
800,000	4.50%, 12/01/23 (c)	860,800
220,000	5.00%, 04/01/23 (c)	242,070
825,000	5.00%, 11/01/23 (c)	916,880
400,000	5.00%, 10/01/24 (c)	448,584
750,000	5.00%, 09/01/26 (c)	853,297
240,000	Victor Valley Community College District, Series A (GO) 4.00%, 08/01/26 (c)	246,960
		26,377,822
Colorado: 1.7%
220,000	Adams and Weld County, School District No. 27J (GO) (SAW) 5.00%, 12/01/25 (c)	248,516
350,000	Board of Water Commissioners of the City of Denver (RB) 4.00%, 09/15/27 (c)	366,145
240,000	City of Aurora, First Lien (RB) 2.00%, 08/01/19 (c)	212,897
280,000	Colorado Health Facilities Authority, Children Hospital, Series A (RB) 5.00%, 06/01/26 (c)	308,504
225,000	Colorado Health Facilities Authority, Vail Valley Center Project (RB) 4.00%, 01/15/26 (c)	225,583
	Colorado High Performance Transportation Enterprise (RB)
250,000	5.00%, 12/31/24 (c)	269,640
250,000	5.00%, 12/31/24 (c)	270,100
145,000	Park Creek Metropolitan District (RB) 5.00%, 12/01/25 (c)	160,793
105,000	Park Creek Metropolitan District, Series A (RB) 5.00%, 12/01/25 (c)	116,734
110,000	Regional Transportation District, Series A (CP) 5.00%, 06/01/23 (c)	119,590
350,000	University of Colorado, Series A-2 (RB) 4.00%, 06/01/28 (c)	365,960
		2,664,462
Connecticut: 1.2%
100,000	Connecticut Housing Finance Authority, Series A-1 (RB) 3.50%, 05/15/25 (c)	98,637
500,000	Connecticut Housing Finance Authority, Series B-1 (RB) 4.00%, 05/15/27 (c)	502,630
15,000	Connecticut Housing Finance Authority, Series C-1 (RB) 3.50%, 11/15/24 (c)	15,382
Principal Amount		Value

Connecticut: (continued)
$120,000	Connecticut Housing Finance Authority, Series F-1 (RB) 3.40%, 11/15/21 (c)	$114,787
120,000	Metropolitan District Hartford County, Clean Water Project, Series A (RB) 4.00%, 04/01/22 (c)	120,040
	Metropolitan District, Clean Water Project, Series A (RB)
155,000	5.00%, 04/01/22 (c)	167,375
220,000	5.00%, 11/01/24 (c)	240,500
230,000	State of Connecticut, Health and Education Facilities Authority, Quinnipiac University, Series L (RB) 4.13%, 07/01/25 (c)	236,093
145,000	State of Connecticut, Series B (GO) 5.00%, 06/15/25 (c)	156,509
215,000	State of Connecticut, State Revolving Fund, Series A (RB) 5.00%, 05/01/27 (c)	247,224
		1,899,177
Delaware: 0.1%
150,000	New Castle County (GO) 4.00%, 04/01/27 (c)	155,697
District of Columbia: 1.7%
250,000	District of Columbia, Children’s Hospital Obligated Group (RB) 5.00%, 01/15/26 (c)	273,702
	District of Columbia, Series A (GO)
350,000	4.00%, 06/01/26 (c)	367,500
660,000	4.00%, 06/01/27 (c)	691,225
250,000	5.00%, 06/01/27 (c)	287,765
	District of Columbia, Series D (GO)
350,000	5.00%, 12/01/26 (c)	400,893
145,000	5.00%, 04/01/27 (c)	164,257
230,000	District of Columbia, Water and Sewer Authority, Series A (RB) 3.25%, 04/01/26 (c)	219,751
225,000	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series A (RB) 5.00%, 04/01/22 (c)	238,761
		2,643,854
Florida: 4.2%
350,000	Central Florida Expressway Authority, Series B (RB) 4.00%, 07/01/26 (c)	361,816
250,000	City of Jacksonville, Series A (RB) 5.25%, 10/01/27 (c)	292,030
170,000	City of Port St. Lucie, Southwest Annexation Special Assessment District No. 1 (SA) 3.00%, 07/01/26 (c)	149,833
270,000	City of Port St. Lucie, Utility System Revenue (RB) 3.00%, 09/01/26 (c)	240,160
255,000	City of Tallahassee, Florida Health Facilities Authority, Memorial Healthcare, Inc. Project, Series A (RB) 4.00%, 12/01/25 (c)	247,794

See Notes to Financial Statements

64

Principal Amount		Value

Florida: (continued)
$345,000	City of Tampa, Baycare Health System, Series A (RB) 4.00%, 05/15/26 (c)	$348,543
125,000	Greater Orlando Aviation Authority, Series B (RB) 5.00%, 10/01/26 (c)	140,988
110,000	Halifax Hospital Medical Center (RB) 5.00%, 06/01/26 (c)	119,506
285,000	Jacksonville Transportation Authority, Senior Lien (RB) 5.00%, 08/01/25 (c)	321,471
160,000	Miami Beach Redevelopment Agency, Historic Convention Village, Series B (AGM) (TA) 5.00%, 02/01/24 (c)	177,483
135,000	Miami Beach Redevelopment Agency, Series A (AGM) (TA) 5.00%, 02/01/24 (c)	150,054
805,000	Miami-Dade County (RB) 4.00%, 10/01/26 (c)	824,650
	Miami-Dade County Educational Facilities Authority, Series A (RB)
195,000	4.00%, 04/01/25 (c)	199,733
465,000	5.00%, 04/01/25 (c)	509,287
	Miami-Dade County, Water & Sewer System, Series A (RB)
950,000	4.00%, 10/01/27 (c)	964,896
280,000	5.00%, 10/01/22 (c)	304,433
140,000	Miami-Dade County, Water & Sewer System, Series B (RB) 3.13%, 10/01/27 (c)	125,241
265,000	Orange County Health Facilities Authority (RB) 4.00%, 10/01/26 (c)	263,246
355,000	Palm Beach County, Public Improvement (RB) 5.00%, 12/01/25 (c)	401,785
260,000	State of Florida, Department of Transportation, Series A (GO) 3.25%, 07/01/27 (c)	255,086
		6,398,035
Georgia: 1.5%
90,000	Dahlonega Downtown Development Authority (RB) 3.13%, 07/01/23 (c)	82,730
470,000	Georgia Higher Education Facilities Authority, USG Real Estate Foundation I, LLC Project (RB) 4.13%, 06/15/25 (c)	486,854
150,000	Georgia Housing and Finance Authority, Series A-1 (RB) 3.20%, 12/01/25 (c)	144,885
	Georgia Housing and Finance Authority, Series B-1 (RB)
115,000	3.35%, 12/01/25 (c)	109,050
125,000	3.35%, 12/01/25 (c)	119,675
Principal Amount		Value

Georgia: (continued)
$165,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4, Series A (RB) 5.00%, 07/01/25 (c)	$174,549
150,000	Paulding County, Water & Sewerage Revenue (RB) 3.00%, 12/01/26 (c)	125,453
770,000	Private Colleges and Universities Authority, Emory University, Series A (RB) 5.00%, 10/01/23 (c)	848,024
150,000	Private Colleges and Universities Authority, Emory University, Series B (RB) 3.00%, 10/01/24 (c)	133,998
100,000	State of Georgia (GO) 3.00%, 02/01/27 (c)	93,427
		2,318,645
Hawaii: 0.4%
325,000	Hawaii County, Series A (GO) 4.00%, 03/01/26 (c)	339,888
130,000	Honolulu City and County, Series A (GO) 5.00%, 10/01/25 (c)	147,442
100,000	State of Hawaii, Series FB (GO) 3.00%, 04/01/26 (c)	93,259
		580,589
Idaho: 0.1%
190,000	Idaho Health Facilities Authority, Series A (RB) 5.00%, 03/01/24 (c)	204,075
Illinois: 4.1%
250,000	Chicago Board of Education (ST) 5.75%, 04/01/27 (c)	282,925
250,000	Chicago Midway International Airport, Series B (RB) 5.00%, 01/01/26 (c)	274,300
40,000	Chicago O’Hare International Airport, Senior Lien (RB) 5.75%, 01/01/23 (c)	44,975
	Chicago O’Hare International Airport, Series C (RB)
165,000	5.00%, 01/01/26 (c)	182,556
500,000	5.00%, 01/01/27 (c)	554,035
	Chicago O’Hare International Airport, Series D (RB)
510,000	5.00%, 01/01/25 (c)	561,143
815,000	5.00%, 01/01/27 (c)	899,238
500,000	Chicago Transit Authority, Second Lien (RB) (AGM) 5.00%, 12/01/26 (c)	537,125
350,000	City of Chicago, Series A (GO) 6.00%, 01/01/27 (c)	387,562
250,000	City of Chicago, Waterworks Revenue, Second Lien (RB) 5.00%, 11/01/27 (c)	275,617

See Notes to Financial Statements

65

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$235,000	Illinois Finance Authority, DePaul University, Series A (RB) 3.00%, 10/01/26 (c)	$202,243
720,000	Illinois Finance Authority, Mercy Health Corp. (RB) 5.00%, 06/01/26 (c)	778,572
140,000	Illinois Finance Authority, University of Chicago, Series A (RB) 5.00%, 10/01/25 (c)	154,277
360,000	Illinois State Toll Highway Authority, Series B (RB) 5.00%, 01/01/26 (c)	399,841
750,000	State of Illinois, Series A (GO) 5.00%, 05/01/28 (c)	761,775
		6,296,184
Indiana: 0.8%
240,000	Indiana Finance Authority, Stadium Project, Series A (RB) 5.25%, 08/01/25 (c)	276,108
190,000	Indiana Municipal Power Agency, Series A (RB) 5.00%, 07/01/26 (c)	213,376
120,000	Richmond Hospital Authority, Reid Hospital Project, Series A (RB) 5.00%, 01/01/25 (c)	130,240
515,000	Trustees of Indiana University, Series A (RB) 4.00%, 06/01/25 (c)	531,341
		1,151,065
Iowa: 0.6%
	Iowa Higher Education Loan Authority (RB)
500,000	5.00%, 12/01/26 (c)	569,465
250,000	5.00%, 12/01/26 (c)	285,742
		855,207
Kansas: 1.2%
150,000	Leavenworth County Unified School District No. 469 (GO) 3.38%, 09/01/22 (c)	145,581
	Sedgwick County Unified School District No. 260, Series B (GO)
500,000	4.00%, 10/01/26 (c)	509,600
500,000	5.00%, 10/01/26 (c)	556,240
200,000	Shawnee County Unified School District No. 501, Series A (GO) 4.00%, 08/01/22 (c)	207,266
	State of Kansas, Department of Transportation, Highway Revenue, Series A (RB)
125,000	5.00%, 09/01/27 (c)	145,210
200,000	5.00%, 09/01/27 (c)	232,690
		1,796,587
Kentucky: 0.9%
410,000	Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Series A (RB) 4.25%, 07/01/25 (c)	397,323
Principal Amount		Value

Kentucky: (continued)
$250,000	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A (RB) 5.75%, 07/01/23 (c)	$273,875
355,000	Louisville & Jefferson County Metropolitan Sewer District, Series A (RB) 3.25%, 11/15/26 (c)	319,230
225,000	Louisville and Jefferson County Metro Sewer District, Series A (RB) 3.00%, 11/15/25 (c)	193,768
140,000	University of Kentucky, Series A (RB) 3.25%, 04/01/25 (c)	131,464
		1,315,660
Louisiana: 1.3%
235,000	East Baton Rouge Sewerage Commission, Series B (RB) 4.00%, 02/01/25 (c)	240,577
	Louisiana Local Government Environmental Facilities and Community Development Authority, East Baton Rouge Commission Project, Series A (RB)
185,000	4.00%, 02/01/23 (c)	187,146
140,000	5.00%, 02/01/24 (c)	152,897
230,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Woman’s Hospital Foundation Project, Series A (RB) 4.00%, 10/01/27 (c)	228,609
	Louisiana Public Facilities Authority (RB)
230,000	4.00%, 05/15/27 (c)	229,644
475,000	5.00%, 07/01/26 (c)	508,806
400,000	New Orleans Aviation Board, North Terminal Project, Series A (RB) 5.00%, 01/01/27 (c)	445,124
		1,992,803
Maine: 0.2%
250,000	Maine Municipal Bond Bank, Series C (RB) 5.00%, 11/01/27 (c)	288,375
Maryland: 1.6%
190,000	City of Baltimore, Water Projects, Series A (RB) 5.00%, 01/01/25 (c)	211,939
220,000	Maryland Health & Higher Educational Facilities Authority, Series A (RB) 5.00%, 07/01/26 (c)	242,920
150,000	Maryland Health & Higher Educational Facilities Authority, Series D (RB) 4.00%, 01/01/28 (c)	148,694
115,000	Maryland Health and Higher Educational Facilities Authority (RB) 4.00%, 07/01/24 (c)	116,945

See Notes to Financial Statements

66

Principal Amount		Value

Maryland: (continued)
$390,000	Maryland Health and Higher Educational Facilities Authority, Mercy Medical Center Issue, Series A (RB) 4.00%, 07/01/26 (c)	$381,112
	Maryland Health and Higher Educational Facilities Authority, Series A (RB)
135,000	4.00%, 07/01/22 (c)	135,354
260,000	4.00%, 05/15/27 (c)	255,174
245,000	Maryland Health and Higher Educational Facilities Authority, Series B (RB) 4.00%, 08/15/23 (c)	250,973
100,000	Prince George’s County (CP) 3.25%, 10/01/27 (c)	87,885
270,000	Trinity Health Credit Group, Maryland Health and Higher Educational Facility, Series MD (RB) 4.00%, 06/01/27 (c)	272,659
390,000	Washington Suburban Sanitary District (GO) 4.00%, 06/01/24 (c)	401,017
		2,504,672
Massachusetts: 4.6%
175,000	Boston Water and Sewer Commission, Series A (RB) 3.63%, 11/01/24 (c)	172,214
160,000	Boston Water and Sewer Commission, Series B (RB) 3.00%, 11/01/23 (c)	139,186
	Commonwealth of Massachusetts, Series A (GO)
190,000	4.50%, 12/01/21 (c)	201,328
430,000	5.00%, 03/01/24 (c)	474,462
	Commonwealth of Massachusetts, Series E (GO)
120,000	3.00%, 04/01/25 (c)	104,435
275,000	3.25%, 09/01/25 (c)	258,692
600,000	4.00%, 04/01/25 (c)	613,086
375,000	4.00%, 09/01/25 (c)	384,574
295,000	4.00%, 09/01/25 (c)	302,723
170,000	5.00%, 08/01/21 (c)	183,943
245,000	Commonwealth of Massachusetts, Series G (GO) 3.00%, 09/01/26 (c)	211,026
500,000	Commonwealth of Massachusetts, Series J (GO) 4.00%, 12/01/26 (c)	513,895
100,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/27 (c)	113,854
635,000	Massachusetts Bay Transportation Authority, Series B (RB) 4.00%, 07/01/25 (c)	659,841
250,000	Massachusetts Development Finance Agency, Boston Medical Center, Series E (RB) 4.00%, 07/01/26 (c)	245,908
Principal Amount		Value

Massachusetts: (continued)
$200,000	Massachusetts Development Finance Agency, Boston Student Housing Project (RB) 5.00%, 10/01/26 (c)	$216,092
450,000	Massachusetts Development Finance Agency, Dana-Farber Cancer Institute, Series N (RB) 5.00%, 12/01/26 (c)	508,185
300,000	Massachusetts Development Finance Agency, Lahey Health System Obligated Group Issue, Series F (RB) 5.00%, 08/15/25 (c)	327,495
250,000	Massachusetts Development Finance Agency, Suffolk University (RB) 4.00%, 07/01/27 (c)	251,325
565,000	Massachusetts School Building Authority, Series C (RB) 5.00%, 08/15/25 (c)	638,834
225,000	Massachusetts State College Building Authority, Series C (RB) 3.00%, 05/01/22 (c)	198,005
290,000	Massachusetts Water Resources Authority, Series C (RB) 4.00%, 08/01/26 (c)	302,409
150,000	Massachusetts Water Resources Authority, Series D (RB) 3.00%, 08/01/26 (c)	132,246
		7,153,758
Michigan: 2.0%
250,000	Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C (RB) 5.00%, 07/01/26 (c)	273,260
390,000	Great Lakes Water Authority, Water Supply System, Second Lien, Series B (RB) 5.00%, 07/01/26 (c)	426,001
220,000	Great Lakes Water Authority, Water Supply System, Senior Lien, Series A (RB) 5.00%, 07/01/26 (c)	242,755
	Michigan Finance Authority, Henry Ford Health System (RB)
545,000	4.00%, 11/15/26 (c)	543,152
110,000	4.00%, 11/15/26 (c)	111,110
225,000	Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB) 5.00%, 07/01/24 (c)	238,307
	Michigan Finance Authority, Trinity Health Credit Group (RB)
560,000	4.00%, 06/01/25 (c)	570,718
150,000	4.00%, 06/01/27 (c)	150,792
100,000	Michigan State Housing Development Authority, Series A (RB) 3.70%, 12/01/25 (c)	99,598
310,000	Wayne County Airport Authority, Series A (RB) 5.00%, 12/01/27 (c)	345,160

See Notes to Financial Statements

67

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Michigan: (continued)
$100,000	Wayne State University, Series A (RB) 4.00%, 11/15/23 (c)	$101,188
		3,102,041
Minnesota: 0.2%
300,000	State of Minnesota, Series A (RB) 5.00%, 06/01/23 (c)	333,300
Mississippi: 0.3%
500,000	State of Mississippi, Series A (GO) 4.00%, 10/01/27 (c)	520,300
Missouri: 1.0%
	Health and Educational Facilities Authority of the State of Missouri, Series A (RB)
85,000	5.00%, 11/15/23 (c)	90,528
130,000	5.00%, 10/01/25 (c)	145,059
235,000	Health and Educational Facilities Authority of the State of Missouri, Series C (RB) 4.00%, 11/15/27 (c)	241,380
250,000	Health and Educational Facilities Authority of the State of Missouri, Series F (RB) 4.00%, 11/15/24 (c)	255,775
315,000	Health and Educational Facilities Authority, Series C (RB) 4.00%, 07/01/26 (c) (p)	316,295
170,000	Metropolitan St. Louis Sewer District, Series B (RB) 5.00%, 05/01/23 (c)	188,080
315,000	Missouri Joint Municipal Electric Utility Commission, Series A (RB) 4.00%, 06/01/26 (c)	328,929
		1,566,046
Montana: 0.1%
165,000	Gallatin County High School District No. 7, Series A (GO) 4.00%, 06/01/27 (c)	174,527
Nebraska: 0.5%
505,000	Nebraska Public Power District, Series A-2 (RB) 5.00%, 01/01/22 (c)	541,410
210,000	Sarpy County Hospital Authority No. 1 (RB) 3.00%, 05/15/26 (c)	180,199
		721,609
Nevada: 0.6%
390,000	City of Carson City NV (RB) 5.00%, 09/01/27 (c)	423,263
290,000	Clark County School District, Series A (GO) 4.00%, 06/15/27 (c)	299,396
135,000	Las Vegas Convention and Visitors Authority, Series C (RB) 4.00%, 07/01/26 (c)	135,837
95,000	Washoe County, Nevada Highway Revenue (RB) 5.00%, 02/01/19 (c)	96,929
		955,425
Principal Amount		Value

New Hampshire: 0.3%
$265,000	New Hampshire Municipal Bond Bank, Series B (RB) 4.00%, 08/15/27 (c)	$275,202
200,000	New Hampshire Municipal Bond Bank, Series D (RB) 4.00%, 08/15/26 (c)	208,300
		483,502
New Jersey: 2.4%
	Atlantic County Improvement Authority, Series A (RB) (AGM)
140,000	3.25%, 07/01/26 (c)	130,045
165,000	4.00%, 07/01/26 (c)	167,988
250,000	New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.00%, 12/15/26 (c)	266,562
300,000	New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB) 5.00%, 06/15/27 (c)	320,592
320,000	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 04/01/28 (c)	341,107
	New Jersey Health Care Facilities Financing Authority, Series A (RB)
150,000	4.00%, 07/01/27 (c)	152,763
130,000	5.00%, 07/01/24 (c)	140,123
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
255,000	5.00%, 06/15/23 (c)	267,169
100,000	5.00%, 06/15/24 (c)	104,328
100,000	New Jersey Turnpike Authority, Series B (RB) 5.00%, 01/01/28 (c)	113,521
845,000	New Jersey Turnpike Authority, Series E (RB) 5.00%, 01/01/25 (c)	927,616
210,000	New Jersey Turnpike Authority, Series G (RB) 4.00%, 01/01/28 (c)	215,933
210,000	Rutgers, State University of New Jersey, Series L (RB) 5.00%, 05/01/23 (c)	231,508
	Rutgers, State University of New Jersey, Series M (RB)
290,000	3.13%, 05/01/21 (c)	267,284
105,000	3.13%, 05/01/21 (c)	97,224
		3,743,763
New Mexico: 0.3%
500,000	New Mexico Hospital Equipment, Presbyterian Healthcare Services, Series A (RB) 4.00%, 11/01/27 (c)	511,115
New York: 16.1%
	Brooklyn Arena Local Development Corp., Series A (RB) (AGM)
110,000	3.00%, 01/15/27 (c)	99,002
125,000	3.00%, 01/15/27 (c)	115,799

See Notes to Financial Statements

68

Principal Amount		Value

New York: (continued)
	Build NYC Resource Corp., New York Law School Project (RB)
$240,000	4.00%, 01/01/26 (c)	$237,204
500,000	5.00%, 01/01/26 (c)	537,135
	City of New York, Series B-1 (GO)
200,000	5.00%, 10/01/27 (c)	228,708
100,000	5.00%, 10/01/27 (c)	114,791
	Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB)
255,000	5.00%, 07/01/26 (c)	280,046
290,000	5.00%, 07/01/26 (c)	324,797
1,160,000	Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/27 (c)	1,310,232
335,000	Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Series A (RB) 4.00%, 11/01/27 (c)	325,308
300,000	Long Island Power Authority (RB) 5.00%, 09/01/27 (c)	337,068
	Metropolitan Transportation Authority, Series A (RB)
300,000	5.00%, 05/15/25 (c)	329,808
250,000	5.25%, 11/15/26 (c)	293,520
285,000	Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 05/15/26 (c)	318,738
155,000	Metropolitan Transportation Authority, Series B (RB) 5.25%, 05/15/25 (c)	170,870
250,000	Metropolitan Transportation Authority, Series C-1 (RB) 5.25%, 11/15/26 (c)	282,040
250,000	Metropolitan Transportation Authority, Series D (RB) 4.00%, 05/15/28 (c)	253,927
250,000	Metropolitan Transportation Authority, Series D-1 (RB) 5.25%, 11/15/24 (c)	282,207
670,000	Metropolitan Transportation Authority, Series E (RB) 5.00%, 11/15/23 (c)	737,878
	MTA Hudson Rail Yards Trust, Series A (RB)
500,000	5.00%, 11/15/19 (c)	516,955
145,000	5.00%, 11/15/23 (c)	156,010
270,000	Nassau County, Series B (GO) 5.00%, 04/01/23 (c)	294,108
125,000	Nassau County, Series C (GO) 5.00%, 04/01/26 (c)	138,589
730,000	New York City Housing Development Corp., Multi-Family Housing, Series G-1 (RB) 3.75%, 11/01/25 (c)	703,961
255,000	New York City Housing Development Corp., Series D (RB) 3.65%, 02/01/25 (c)	250,650
Principal Amount		Value

New York: (continued)
$215,000	New York City Municipal Water Finance Authority, Series A (RB) 3.00%, 06/15/26 (c)	$196,400
375,000	New York City Municipal Water Finance Authority, Series BB-2 (RB) 5.00%, 06/15/25 (c)	416,902
170,000	New York City Municipal Water Finance Authority, Series CC-1 (RB) 4.00%, 12/15/26 (c)	176,016
750,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series AA (RB) 5.00%, 06/15/24 (c)	832,822
105,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series CC (RB) 4.00%, 06/15/24 (c)	106,938
120,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series DD (RB) 5.00%, 06/15/24 (c)	133,962
	New York City Municipal Water Finance Authority, Water and Sewer System, Series EE (RB)
175,000	4.00%, 06/15/27 (c)	180,532
400,000	5.00%, 06/15/23 (c)	444,512
410,000	5.00%, 06/15/23 (c)	450,676
805,000	5.00%, 06/15/24 (c)	898,662
205,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series FF (RB) 5.00%, 06/15/25 (c)	229,288
235,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW) 4.00%, 01/15/26 (c)	240,628
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB)
315,000	4.00%, 05/01/26 (c)	323,467
250,000	5.00%, 08/01/25 (c)	281,125
500,000	5.00%, 08/01/25 (c)	563,635
500,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-3 (RB) 5.00%, 08/01/27 (c)	570,235
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
400,000	4.00%, 08/01/27 (c)	412,156
500,000	5.00%, 08/01/24 (c)	555,355
250,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB) 5.00%, 02/01/27 (c)	285,110
285,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB) 5.00%, 05/01/27 (c)	323,161

See Notes to Financial Statements

69

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-3 (RB)
$175,000	3.00%, 02/01/26 (c)	$157,696
365,000	3.00%, 02/01/26 (c)	331,084
200,000	New York State Dormitory Authority, Cornell University, Series A (RB) 5.00%, 07/01/26 (c)	230,330
375,000	New York State Dormitory Authority, New York University, Series A (RB) 4.00%, 07/01/26 (c)	389,824
	New York State Dormitory Authority, Series A (RB)
250,000	4.00%, 03/15/27 (c)	257,335
230,000	5.00%, 03/15/23 (c)	251,779
155,000	5.00%, 03/15/24 (c)	172,800
180,000	New York State Dormitory Authority, State Personal Income Tax, Series E (RB) 5.00%, 09/15/25 (c)	202,750
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
800,000	4.00%, 03/15/27 (c)	822,248
150,000	5.00%, 03/15/27 (c)	170,453
380,000	New York State Environmental Facilities Corp., Series E (RB) 5.00%, 06/15/27 (c)	441,218
195,000	New York State Housing Finance Agency, Series M (RB) 3.75%, 11/01/26 (c)	190,905
115,000	New York State Urban Development Corp., Series A (RB) 5.00%, 09/15/25 (c)	129,697
	New York Transportation Development Corp., Delta Air Lines, Inc. LaGuardia Airport (RB)
500,000	4.00%, 01/01/28 (c)	498,095
500,000	5.00%, 01/01/28 (c)	552,370
650,000	Port Authority of New York and New Jersey, Series 194 (RB) 5.00%, 10/15/25 (c)	732,069
310,000	State of New York Mortgage Agency (RB) 3.50%, 04/01/26 (c)	301,286
620,000	Triborough Bridge and Tunnel Authority, Series A (RB) 5.00%, 05/15/26 (c)	699,930
130,000	Triborough Bridge and Tunnel Authority, Series B-3 (RB) 5.00%, 11/15/25 (c)	147,232
500,000	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB) 5.00%, 06/01/27 (c)	548,515
160,000	Utility Debt Securitization Authority (RB) 5.00%, 12/15/25 (c)	182,466
740,000	Utility Debt Securitization Authority, Series E (RB) 5.00%, 12/15/23 (c)	826,943
Principal Amount		Value

New York: (continued)
$310,000	Westchester County Local Development Corp. (RB) 3.75%, 11/01/25 (c)	$291,555
		24,789,513
North Carolina: 0.6%
140,000	Mecklenburg County, Series A (GO) 3.00%, 04/01/27 (c)	128,425
100,000	North Carolina Agricultural & Technical State University, Series A (RB) 5.00%, 10/01/25 (c)	112,074
265,000	North Carolina Capital Facilities Finance Agency (RB) 5.00%, 10/01/25 (c)	295,698
350,000	North Carolina Medical Care Commission, Duke University Health System, Series D (RB) 4.00%, 06/01/26 (c)	361,221
		897,418
Ohio: 2.4%
355,000	Akron Bath Copley Joint Township Hospital District (RB) 5.00%, 05/15/23 (c)	388,647
150,000	Allen County, Ohio Hospital Facilities Revenue Bonds, Series A (RB) 5.00%, 11/01/24 (c)	161,529
	American Municipal Power, Inc., Series A (RB)
190,000	4.00%, 02/15/26 (c)	191,003
220,000	5.00%, 02/15/26 (c)	242,466
400,000	City of Chillicothe, Hospital Facilities, Adena Health System Obligated Group Project (RB) 4.00%, 12/01/27 (c)	396,280
100,000	Clermont County Port Authority, West Clermont Local School District Project (RB) 4.25%, 12/01/25 (c)	101,487
375,000	Columbus City School District (GO) 5.00%, 12/01/26 (c)	423,487
150,000	Euclid City School District, Series A (GO) (SD CRED PROG) 4.00%, 01/15/26 (c)	151,082
250,000	Hamilton County, Life Enriching Communities Project (RB) 5.00%, 01/01/26 (c)	265,500
190,000	North Royalton City School District (GO) 5.00%, 06/01/25 (c)	212,148
775,000	Northeast Ohio Regional Sewer District (RB) 5.00%, 11/15/24 (c)	867,829
335,000	Ohio Housing Finance Agency, Series D (RB) 3.63%, 09/01/26 (c)	321,808
		3,723,266

See Notes to Financial Statements

70

Principal Amount		Value

Oklahoma: 0.5%
$250,000	Edmond Public Works Authority (RB) 4.00%, 07/01/27 (c)	$255,382
350,000	Oklahoma Turnpike Authority, Series A (RB) 4.00%, 01/01/26 (c)	358,816
100,000	University of Oklahoma, Series C (RB) 4.00%, 07/01/25 (c)	103,397
		717,595
Oregon: 1.0%
495,000	City of Portland, Sewer System, Series B (RB) 4.00%, 10/01/24 (c)	514,290
190,000	Lake Oswego School District No. 7J (GO) (SBG) 4.00%, 06/01/27 (c)	198,535
295,000	Multnomah County School District No. 1J, Series B (GO) (SBG) 3.25%, 06/15/27 (c)	275,276
240,000	Salem Hospital Facility Authority, Series A (RB) 4.00%, 05/15/26 (c)	241,639
275,000	State of Oregon, Series N (GO) 5.00%, 08/01/23 (c)	305,599
		1,535,339
Pennsylvania: 4.8%
180,000	Chester County Health & Education Facilities Authority, Series A (RB) 4.00%, 10/01/27 (c)	182,110
55,000	City of Philadelphia, Series B (GO) 4.00%, 08/01/25 (c)	56,073
140,000	Delaware County Authority, Series A (RB) 3.75%, 04/01/27 (c)	138,786
190,000	Delaware River Port Authority (RB) 5.00%, 01/01/24 (c)	206,963
350,000	Geisinger Authority, Health System, Series A-2 (RB) 4.00%, 02/15/27 (c)	354,389
100,000	Lehigh County Authority, Series A (RB) 4.00%, 07/01/26 (c)	100,759
150,000	Montgomery County Industrial Development Authority (RB) 5.00%, 11/15/26 (c)	166,127
480,000	Pennsylvania Economic Development Financing Authority (RB) 4.00%, 09/15/26 (c)	489,571
665,000	Pennsylvania Economic Development Financing Authority, Capital Region Parking System (RB) 6.00%, 01/01/24 (c)	759,244
195,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 120 (RB) 3.20%, 10/01/25 (c)	176,459
	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 123B (RB)
250,000	3.90%, 10/01/26 (c)	253,763
1,000,000	4.00%, 10/01/26 (c)	1,009,950
Principal Amount		Value

Pennsylvania: (continued)
$250,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 125B (RB) 3.65%, 04/01/27 (c)	$243,673
730,000	Pennsylvania Turnpike Commission (RB) 4.00%, 12/01/27 (c)	739,271
	Pennsylvania Turnpike Commission, Series A (RB) (AGM)
125,000	4.00%, 12/01/26 (c)	127,456
115,000	5.00%, 12/01/24 (c)	125,270
	Pennsylvania Turnpike Commission, Series A-1 (RB)
380,000	5.00%, 12/01/22 (c)	408,082
150,000	5.00%, 12/01/27 (c)	165,989
	Pennsylvania Turnpike Commission, Series B (RB)
230,000	5.00%, 12/01/25 (c)	252,630
100,000	5.00%, 12/01/25 (c)	110,963
125,000	5.00%, 12/01/25 (c)	134,625
325,000	5.00%, 12/01/25 (c)	358,569
100,000	Philadelphia Authority for Industrial Development (RB) 5.00%, 04/01/25 (c)	110,821
200,000	Philadelphia Authority for Industrial Development, Series A (RB) 5.00%, 07/01/24 (c)	223,782
170,000	Reading School District of Berks County (GO) (AGM) (SAW) 5.00%, 03/01/27 (c)	189,356
220,000	State College Area School District (GO) (SAW) 5.00%, 03/15/25 (c)	244,814
135,000	West View Municipal Authority, Water Revenue (RB) 4.00%, 11/15/24 (c)	138,276
		7,467,771
Rhode Island: 0.2%
310,000	Rhode Island Health and Educational Building Corp., Brown University Issue, Series A (RB) 4.00%, 09/01/27 (c)	325,767
South Carolina: 1.7%
100,000	Brookland-Cayce School District No. 2, Lexington County (GO) 3.00%, 03/01/26 (c)	90,469
195,000	Greenville Health System, Series B (RB) 5.00%, 05/01/24 (c)	212,794
100,000	Lexington County School District No. 2, Series C (GO) 3.00%, 03/01/26 (c)	90,696
	South Carolina Public Service Authority, Series A (RB)
125,000	4.00%, 06/01/25 (c)	123,554
205,000	5.00%, 06/01/25 (c)	219,483
125,000	5.50%, 06/01/24 (c)	136,579
95,000	South Carolina Public Service Authority, Series B (RB) 5.13%, 12/01/23 (c)	101,520

See Notes to Financial Statements

71

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

South Carolina: (continued)
	South Carolina Public Service Authority, Series C (RB)
$120,000	4.00%, 12/01/24 (c)	$118,612
200,000	5.00%, 12/01/24 (c)	214,092
	South Carolina Public Service Authority, Series E (RB)
390,000	5.00%, 12/01/23 (c)	412,920
185,000	5.25%, 12/01/25 (c)	201,502
600,000	5.50%, 12/01/23 (c)	654,936
		2,577,157
Tennessee: 1.2%
100,000	Chattanooga Health Educational and Housing Facility Board, Series A (RB) 5.25%, 01/01/23 (c)	106,358
	Chattanooga-Hamilton County, Tennessee Hospital Authority, Series A (RB)
250,000	5.00%, 10/01/24 (c)	267,660
100,000	5.00%, 10/01/24 (c)	106,536
125,000	Metropolitan Nashville Airport Authority/The, Series A (RB) 5.00%, 07/01/25 (c)	139,553
350,000	Sullivan County (GO) 4.00%, 05/01/26 (c)	360,143
250,000	Sullivan County (GO) 3.75%, 05/01/26 (c)	245,228
585,000	Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series A (RB) 5.00%, 11/01/25 (c)	661,775
		1,887,253
Texas: 10.7%
190,000	Aldine Independent School District (GO) 3.13%, 02/15/25 (c)	178,070
175,000	Austin Community College District (GO) 5.00%, 08/01/25 (c)	197,881
570,000	Bexar County (GO) 4.00%, 06/15/26 (c)	587,533
55,000	Bexar County, Combined Venue Tax (RB) (AGM) 3.75%, 08/15/24 (c)	54,660
650,000	Board of Regents of the University of Texas System, Series B (RB) 4.00%, 08/15/27 (c)	671,378
250,000	Central Texas Regional Mobility Authority, Senior Lien (RB) 5.00%, 01/01/26 (c)	273,772
250,000	Central Texas Regional Mobility Authority, Senior Lien, Series A (RB) 5.00%, 07/01/25 (c)	273,237
150,000	Central Texas Turnpike System, Series B (RB) 5.00%, 08/15/24 (c)	164,184
250,000	City of Austin, Airport System Revenue, Series A (RB) 5.00%, 11/15/26 (c)	281,390
110,000	City of Austin, Water and Wastewater System Revenue (RB) 5.00%, 05/15/24 (c)	121,487
Principal Amount		Value

Texas: (continued)
$190,000	City of Dallas (GO) (AGM) 3.25%, 02/15/27 (c)	$177,690
200,000	City of Dallas, Waterworks and Sewer System, Series A (RB) 4.00%, 10/01/26 (c)	209,758
400,000	City of Denton (GO) 4.00%, 02/15/27 (c)	409,516
440,000	City of Houston, Combined Utility System Revenue, First Lien, Series B (RB) 4.00%, 11/15/26 (c)	455,778
	Dallas Area Rapid Transit, Senior Lien, Series A (RB)
220,000	5.00%, 12/01/25 (c)	244,897
175,000	5.00%, 12/01/25 (c)	196,051
350,000	5.00%, 12/01/25 (c)	395,871
1,020,000	Frisco Independent School District (GO) 4.00%, 02/15/27 (c)	1,057,465
340,000	Harris County, Senior Lien, Series A (RB) 5.00%, 08/15/26 (c)	383,166
180,000	Houston Community College System (GO) 5.00%, 02/15/20 (c)	189,585
215,000	Keller Independent School District (GO) 4.00%, 08/15/25 (c)	224,243
200,000	Klein Independent School District (GO) 4.00%, 08/01/26 (c)	205,368
1,460,000	Leander Independent School District, Series A (GO) 0.00%, 08/16/26 (c) ^	559,414
	Leander Independent School District, Series D (GO)
200,000	0.00%, 08/15/24 (c) ^	69,968
100,000	0.00%, 08/15/24 (c) ^	40,996
220,000	Lower Colorado River Authority (RB) 5.00%, 05/15/23 (c)	239,562
	New Hope Cultural Education Facilities Finance Corp. Cardinal Bay, Inc., Series A-1 (RB)
300,000	5.00%, 07/01/26 (c)	325,269
400,000	5.00%, 07/01/26 (c)	435,156
450,000	North Texas Tollway Authority, First Tier, Series A (RB) 4.00%, 01/01/26 (c)	462,249
345,000	North Texas Tollway Authority, First Tier, Series B (RB) 5.00%, 01/01/23 (c)	373,090
500,000	North Texas Tollway Authority, Second Tier, Series B (RB) (AGM) 4.00%, 01/01/27 (c)	517,770
510,000	Regents of the University of Texas, Series B (RB) 4.00%, 02/15/26 (c)	533,246
115,000	San Jacinto College District, Series B (GO) 3.38%, 02/15/26 (c)	109,630
300,000	Southwest Independent School District (GO) 5.00%, 02/01/22 (c)	325,092

See Notes to Financial Statements

72

Principal Amount		Value

Texas: (continued)
$325,000	State of Texas, Series D (GO) 4.00%, 05/15/25 (c)	$334,441
	Tarrant County Cultural Education Facilities Finance Corp., Series A (RB)
360,000	2.25%, 02/15/20 (c)	332,197
200,000	4.00%, 05/15/23 (c)	201,998
1,000,000	4.00%, 08/15/26 (c)	1,009,090
350,000	5.00%, 05/15/23 (c)	381,976
	Texas Transportation Commission, Central Texas Turnpike System, Series C (RB)
500,000	5.00%, 08/15/24 (c)	540,210
850,000	5.00%, 08/15/24 (c)	922,343
	Texas Water Development Board, Series A (RB)
500,000	4.00%, 04/15/28 (c)	512,780
425,000	5.00%, 10/15/25 (c)	476,858
500,000	5.00%, 04/15/28 (c)	576,980
215,000	University of Texas, Revenue Financing System, Series B (RB) 2.50%, 08/15/21 (c)	201,264
		16,434,559
Utah: 0.5%
	Utah County, IHC Health Services, Inc., Series B (RB)
210,000	3.00%, 05/15/26 (c)	173,489
350,000	4.00%, 05/15/24 (c)	355,439
220,000	Utah Transit Authority, Subordinated Sales Tax, Series A (RB) 5.00%, 06/15/25 (c)	248,312
		777,240
Vermont: 0.2%
220,000	Vermont Educational and Health Buildings Financing Agency, Series B (RB) 5.00%, 06/01/26 (c)	240,937
Virginia: 0.6%
380,000	Chesapeake Bay Bridge & Tunnel District (RB) (AGM) 5.00%, 07/01/26 (c)	421,865
105,000	Virginia Commonwealth Transportation Board, Capital Projects (RB) 3.00%, 05/15/26 (c)	93,715
235,000	Virginia Commonwealth Transportation Board, Capital Projects, Series A (RB) 4.00%, 11/15/27 (c)	246,987
195,000	Virginia Small Business Financing Authority, Hampton University (RB) 4.00%, 10/01/24 (c)	199,764
		962,331
Washington: 2.4%
	Central Puget Sound Regional Transit Authority, Series S-1 (RB)
190,000	5.00%, 11/01/25 (c)	214,664
230,000	5.00%, 11/01/25 (c)	261,340
350,000	City of Seattle, Series C (RB) 4.00%, 09/01/27 (c)	365,232
Principal Amount		Value

Washington: (continued)
$205,000	Energy Northwest Columbia Generating Station, Series A (RB) 4.00%, 07/01/25 (c)	$214,348
425,000	King County School District No. 401 (GO) (SBG) 4.00%, 12/01/26 (c)	444,473
	State of Washington, Various Purpose, Series A (GO)
340,000	5.00%, 08/01/26 (c)	385,621
100,000	5.00%, 08/01/27 (c)	115,518
200,000	5.00%, 08/01/27 (c)	230,340
195,000	Tacoma School District No. 10 (GO) (SBG) 5.25%, 12/01/24 (c)	224,032
475,000	University of Washington, Series A (RB) 4.00%, 12/01/26 (c)	493,178
615,000	Washington Health Care Facilities Authority, Multicare Health System, Series A (RB) 5.00%, 08/15/25 (c)	675,504
		3,624,250
West Virginia: 0.2%
West Virginia Hospital Finance Authority, Series A (RB)
110,000	3.00%, 06/01/26 (c)	96,065
160,000	3.25%, 06/01/26 (c)	142,174
		238,239
Wisconsin: 0.9%
240,000	State of Wisconsin, Series A (GO) 5.00%, 05/01/25 (c)	270,415
275,000	Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group, Series A (RB) 4.00%, 05/15/26 (c)	277,068
205,000	Wisconsin Health and Educational Facilities Authority, Froedtert Health, Inc., Series A (RB) 4.00%, 04/01/27 (c)	204,994
225,000	Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series A (RB) 3.50%, 02/15/26 (c)	204,113
	Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series C (RB)
115,000	4.00%, 02/15/27 (c)	112,163
105,000	4.00%, 02/15/27 (c)	104,039
185,000	WPPI Energy, Power Supply System, Series A (RB) 5.00%, 07/01/23 (c)	202,664
		1,375,456
Wyoming: 0.2%
90,000	Wyoming Community Development Authority, Series 3 (RB) 3.70%, 06/01/24 (c)	90,193
160,000	Wyoming Municipal Power Agency, Inc., Series A (RB) 5.00%, 01/01/27 (c)	176,914
		267,107

See Notes to Financial Statements

73

VANECK VECTORS AMT-FREE LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Total Municipal Bonds (Cost: $152,923,261)		$150,566,753
MONEY MARKET FUND: 4.0% (Cost: $6,145,848)
6,145,848	Dreyfus Government Cash Management Fund – |Institutional Shares	6,145,848
Total Investments: 101.7% (Cost: $159,069,109)		156,712,601
Liabilities in excess of other assets: (1.7)%		(2,606,055)
NET ASSETS: 100.0%		$154,106,547

Definitions:

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

Summary of Investments By Sector	% of Investments	Value
Education	8.4%	$13,250,614
Health Care	17.0	26,588,915
Housing	3.5	5,435,457
Industrial Revenue	0.1	100,780
Leasing	2.9	4,556,010
Local	12.3	19,217,279
Power	5.5	8,643,340
Special Tax	9.5	14,939,068
State	7.8	12,156,179
Tobacco	0.8	1,324,876
Transportation	16.2	25,417,593
Water & Sewer	12.1	18,936,642
Money Market Fund	3.9	6,145,848
	100.0%	$156,712,601

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds*	$—	$150,566,753	$—	$150,566,753
Money Market Fund	6,145,848	—	—	6,145,848
Total	$6,145,848	$150,566,753	$—	$156,712,601

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

74

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount		Value

MUNICIPAL BONDS: 98.8%
Alabama: 1.0%
$250,000	Alabama Federal Aid Highway Finance Authority, Series A (RB) 5.00%, 09/01/22	$278,865
325,000	Alabama Public School & College Authority, Series A (RB) 5.00%, 02/01/22	358,537
	Alabama Public School & College Authority, Series B (RB)
285,000	5.00%, 01/01/21	307,142
25,000	5.00%, 01/01/23	28,063
500,000	Black Belt Energy Gas District, Series A (RB) (SAW) 5.00%, 12/01/23	555,635
500,000	Jefferson County (RB) 5.00%, 09/15/22	553,390
105,000	State of Alabama, Series A (GO) 5.00%, 08/01/20	112,148
		2,193,780
Alaska: 0.8%
1,000,000	Alaska Municipal Bond Bank Authority, Series 3 (RB) 4.00%, 12/01/21	1,055,270
700,000	Municipality of Anchorage, Series B (GO) 5.00%, 09/01/19	729,491
		1,784,761
Arizona: 2.0%
15,000	Arizona Health Facilities, Banner Health, Series A (RB) 5.00%, 01/01/23	16,767
95,000	Arizona School Facilities Board, Series A (CP) 5.00%, 09/01/20	101,501
525,000	Board of Regents of Arizona, University Projects, Series A (CP) 5.00%, 06/01/22	581,411
	City of Chandler (GO)
250,000	3.00%, 07/01/19	253,580
250,000	4.00%, 07/01/21	265,250
1,000,000	City of Glendale Water and Sewer Revenue, Senior Lien (RB) 5.00%, 07/01/20	1,062,980
225,000	City of Phoenix (GO) 4.00%, 07/01/20	235,112
60,000	City of Phoenix, Civic Improvement Corp. (RB) 5.00%, 07/01/20	63,844
250,000	City of Phoenix, Civic Improvement Corp., Series D (RB) 5.00%, 07/01/23	281,902
250,000	City of Tucson, Water System Revenue (RB) 5.00%, 07/01/21	272,395
50,000	Maricopa County High School District No. 210 (GO) 5.00%, 07/01/22	55,561
Principal Amount		Value

Arizona: (continued)
	Maricopa County Industrial Development Authority, Series A (RB)
$250,000	5.00%, 01/01/20	$262,080
250,000	5.00%, 01/01/21	268,477
	Pima County (GO)
15,000	4.00%, 07/01/22	16,074
585,000	4.00%, 07/01/23	633,145
105,000	State of Arizona, Certificates of Participation (CP) 5.00%, 10/01/21	114,761
		4,484,840
Arkansas: 0.1%
150,000	State of Arkansas, Four-Lane Highway Construction and Improvement (GO) 5.00%, 06/15/21	163,493
California: 13.1%
100,000	ABAG Finance Authority for Nonprofit Corporations, Series A (RB) 5.00%, 08/01/21	109,483
250,000	Anaheim Housing & Public Improvements Authority, Series, B (RB) 5.00%, 04/01/23 (c)	283,927
475,000	Bay Area Toll Authority, Series G (RB) 2.00%, 10/01/23 (c) (p)	456,176
500,000	Bay Area Toll Authority, Toll Bridge Revenue, Series E (RB) 2.00%, 10/01/20 (c) (p)	497,190
155,000	Bay Area Toll Authority, Toll Bridge Revenue, Series S-4 (RB) 5.25%, 04/01/23 (c)	177,680
725,000	California Health Facilities Financing Authority, St. Joseph Health System, Series C (RB) 5.00%, 10/15/19 (p)	755,878
1,500,000	California Infrastructure and Economic Development Bank, Pacific Gas and Electric Company, Series F (RB) 1.75%, 06/01/22 (p)	1,429,035
100,000	California Municipal Finance Authority, City of Anaheim Electric Utility Distribution System, Series A (RB) 5.00%, 10/01/19	104,589
300,000	California State Public Works Board, Department of Correction and Rehabilitation, Series A (RB) 5.00%, 09/01/19	312,720
85,000	California State Public Works Board, Department of Correction and Rehabilitation, Series E (RB) 5.00%, 09/01/20	90,917
	California State Public Works Board, Department of Correction and Rehabilitation, Series G (RB)
160,000	5.00%, 01/01/20	168,243
280,000	5.00%, 09/01/23	317,864

See Notes to Financial Statements

75

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
	California State Public Works Board, Department of State Hospitals, Series E (RB)
$70,000	5.00%, 06/01/19	$72,439
160,000	5.00%, 06/01/20	170,069
700,000	5.00%, 06/01/21	761,768
1,000,000	California State Public Works Board, Various Capital Projects, Series B (RB) 5.00%, 10/01/22	1,117,590
	California State Public Works Board, Various Capital Projects, Series I (RB)
75,000	5.00%, 11/01/19	78,553
765,000	5.00%, 11/01/20	821,602
500,000	5.00%, 11/01/23	569,340
320,000	California State University, Series A (RB) 5.00%, 11/01/21	353,526
70,000	California State University, Series B-2 (RB) 4.00%, 05/01/21 (c) (p)	74,074
250,000	California State, Various Purpose (GO) 5.00%, 10/01/23	285,537
600,000	California State, Various Purpose, Series B (GO) 5.00%, 09/01/23	684,372
275,000	City of Bakersfield, Wastewater Revenue, Series A (RB) 5.00%, 09/15/21	302,503
660,000	City of Los Angeles, Wastewater System Revenue, Series A (RB) 5.00%, 06/01/19	683,793
15,000	City of San Francisco, Public Utilities Commission Water Revenue, Series A (RB) 5.00%, 11/01/22	16,947
500,000	Contra Costa Transportation Authority Sales Tax, Series A (RB) 5.00%, 03/01/21	544,095
70,000	Department of Airports of the City of Los Angeles, Series C (RB) 5.00%, 05/15/22	77,615
	Golden State Tobacco Securitization Corp., Series A (RB)
155,000	5.00%, 06/01/19	160,317
310,000	5.00%, 06/01/21	336,096
1,000,000	5.00%, 06/01/22	1,104,980
230,000	Golden State Tobacco Securitization Corp., Series A-1 (RB) 5.00%, 06/01/21	249,720
250,000	Los Angeles Community College District, Series A (GO) 5.00%, 08/01/20	267,877
500,000	Los Angeles Community College District/CA, Series J (GO) 3.00%, 08/01/23	522,745
10,000	Los Angeles County Metropolitan Transportation Authority Proposition, Series C (RB) 5.00%, 07/01/22	11,222
Principal Amount		Value

California: (continued)
	Los Angeles Department of Water and Power, Series A (RB)
$35,000	5.00%, 07/01/21	$38,417
250,000	5.00%, 07/01/23	286,747
	Los Angeles Department of Water and Power, Series B (RB)
100,000	5.00%, 07/01/19	103,868
115,000	5.00%, 07/01/20	123,052
30,000	5.00%, 07/01/22	33,680
200,000	Los Angeles Department of Water and Power, Series D (RB) 5.00%, 07/01/22	224,532
	Los Angeles Unified School District, Series A (GO)
10,000	4.00%, 07/01/21	10,664
125,000	5.00%, 07/01/19	129,805
60,000	5.00%, 07/01/21	65,819
	Los Angeles Unified School District, Series B (GO)
210,000	5.00%, 07/01/19	218,072
130,000	5.00%, 07/01/23	148,697
	Los Angeles Unified School District, Series C (GO)
335,000	5.00%, 07/01/20	358,309
140,000	5.00%, 07/01/21	153,579
35,000	Metropolitan Water District, Series E (RB) 5.00%, 07/01/21	38,395
515,000	Oakland Unified School District (GO) (AGM) 5.00%, 08/01/21	565,372
10,000	Orange County, Coast Community College District, Series A (GO) 5.00%, 08/01/21	10,991
420,000	Regents of the University of California, Series AO (RB) 5.00%, 05/15/21	459,535
100,000	Riverside County Transportation Commission, Series A (RB) 5.00%, 06/01/21	109,420
300,000	Sacramento County, Airport System, Series B (RB) 5.00%, 07/01/23	342,492
15,000	Sacramento County, Sanitation District Financial Authority, Series A (RB) 5.00%, 12/01/21	16,558
25,000	San Diego Public Facilities Financing Authority, Sewer Revenue (RB) 5.00%, 05/15/22	27,997
20,000	San Diego Unified School District, Series R-3 (GO) 5.00%, 07/01/22	22,436
50,000	San Francisco Bay Area Rapid Transit District, Series C (GO) 4.00%, 08/01/21	53,356
10,000	San Francisco State Building Authority, Civic Center Complex, Series A (RB) 5.00%, 12/01/21	11,050

See Notes to Financial Statements

76

Principal Amount		Value

California: (continued)
$285,000	San Francisco Unified School District, Proposition A (GO) 2.00%, 06/15/22	$285,333
135,000	San Jose Financing Authority, Civil Center Project, Series A (RB) 5.00%, 06/01/20	143,867
105,000	San Mateo County, Joint Powers Financing Authority, Series A (RB) 4.00%, 06/15/19	107,772
105,000	Sonoma County Junior College District (GO) 5.00%, 08/01/19	109,308
	State of California Department of Water Resources, Central Valley Project (RB)
105,000	5.00%, 12/01/19	110,414
360,000	5.00%, 12/01/21	398,581
620,000	State of California Department of Water Resources, Power Supply Revenue, Series O (RB) 5.00%, 05/01/21	677,065
1,215,000	State of California, State Public Works Board, Series D (RB) 5.00%, 09/01/23	1,379,304
500,000	State of California, State Public Works Board, Series E (RB) 5.00%, 06/01/22	555,375
	State of California, Various Purpose (GO)
25,000	5.00%, 03/01/20	26,429
100,000	5.00%, 08/01/20	106,968
500,000	5.00%, 09/01/21	548,765
300,000	5.00%, 09/01/21	329,259
815,000	5.00%, 11/01/21	897,771
265,000	5.00%, 09/01/22	296,879
765,000	5.00%, 10/01/22	858,384
450,000	5.00%, 10/01/22	504,931
750,000	5.00%, 10/01/22	841,552
500,000	5.00%, 09/01/23	570,310
1,000,000	5.00%, 09/01/23	1,140,620
300,000	Stockton Unified School District (GO) 5.00%, 08/01/23	340,446
1,000,000	University of California, Series AT (RB) 1.40%, 11/15/20 (c) (p)	977,200
		28,729,858
Colorado: 0.7%
125,000	Boulder Valley School District No. RE-2, Series B (GO) (SAW) 4.00%, 12/01/23	136,205
250,000	City of Aurora, Colorado First-Lien Water (RB) 5.00%, 08/01/22	278,765
500,000	Colorado Higher Education, Series A (CP) 5.00%, 11/01/23	563,285
125,000	Denver City and County School District No. 1 (GO) (SAW) 5.00%, 12/01/20	134,515
Principal Amount		Value

Colorado: (continued)
	Regional Transportation District, Series A (CP)
$140,000	5.00%, 06/01/20	$148,515
230,000	5.00%, 06/01/20	243,989
		1,505,274
Connecticut: 3.7%
640,000	State of Connecticut, Health and Education Facilities Authority, Yale University, Series C-2 (RB) 5.00%, 02/01/23 (p)	717,267
	State of Connecticut, Series A (RB)
620,000	5.00%, 09/01/20	657,033
405,000	5.00%, 03/15/23	443,159
265,000	5.00%, 04/15/23	290,241
290,000	State of Connecticut, Series B (GO) 5.00%, 05/15/21	310,190
	State of Connecticut, Series C (GO)
250,000	5.00%, 07/15/19	258,528
250,000	5.00%, 06/15/23	274,427
	State of Connecticut, Series D (GO)
115,000	5.00%, 06/15/20	121,311
300,000	5.00%, 08/15/23	330,039
500,000	State of Connecticut, Series E (GO) 5.00%, 10/15/22	545,525
290,000	State of Connecticut, Series G (GO) 3.00%, 11/01/20	294,333
	State of Connecticut, Special Tax Revenue, Series A (RB)
905,000	5.00%, 01/01/22	985,038
525,000	5.00%, 09/01/22	576,046
245,000	5.00%, 01/01/23	269,980
500,000	5.00%, 04/15/23	547,625
100,000	5.00%, 08/01/23	110,765
175,000	5.00%, 09/01/23	194,026
100,000	5.00%, 09/01/23	110,872
100,000	5.00%, 10/01/23	110,978
640,000	State of Connecticut, Special Tax Revenue, Series B (RB) 5.00%, 08/01/23	708,896
215,000	University of Connecticut, Series A (RB) 5.00%, 08/15/23	238,194
		8,094,473
Delaware: 0.4%
150,000	Delaware Transportation Authority System (RB) 5.00%, 07/01/22	166,809
650,000	State of Delaware, Series B (GO) 5.00%, 07/01/23	738,023
		904,832
District of Columbia: 1.2%
	District of Columbia, Series A (GO)
170,000	5.00%, 06/01/19	175,719
175,000	5.00%, 06/01/20	186,013
1,020,000	5.00%, 06/01/21	1,110,005
515,000	5.00%, 06/01/21	560,444
500,000	5.00%, 06/01/22	555,170

See Notes to Financial Statements

77

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

District of Columbia: (continued)
$50,000	District of Columbia, Series D (GO) 5.00%, 06/01/19	$51,682
		2,639,033
Florida: 3.7%
130,000	Citizens Property Insurance Corp., Series A-1 (RB) 5.00%, 12/01/19 (c)	136,098
245,000	Florida Department of Environmental Protection, Series A (RB) 5.00%, 07/01/20	260,589
500,000	Hillsborough County (RB) 5.00%, 11/01/21	546,700
270,000	JEA Electric System, Series Three A (RB) 5.00%, 10/01/19	281,502
690,000	JEA Electric System, Series Three D (RB) 5.00%, 10/01/19	720,381
110,000	Miami-Dade County, Building Better Communities Program, Series B (GO) 5.00%, 07/01/20	117,048
	Miami-Dade County, Expressway Authority, Toll System Revenue, Series A (RB)
50,000	5.00%, 07/01/20	53,138
525,000	5.00%, 07/01/21	570,176
	Miami-Dade County, Expressway Authority, Toll System Revenue, Series B (RB)
50,000	5.00%, 07/01/20	53,138
250,000	5.00%, 07/01/21	271,512
85,000	Miami-Dade County, School Board Foundation, Inc., Series A (CP) 5.00%, 05/01/20	89,797
115,000	Miami-Dade County, School Board Foundation, Inc., Series D (CP) 5.00%, 11/01/19	120,063
	Miami-Dade County, Water & Sewer System (RB)
185,000	5.00%, 10/01/20	197,832
610,000	5.00%, 10/01/23	689,727
100,000	Palm Beach County, School Board, Series B (CP) 5.00%, 08/01/22	110,862
	Reedy Creek Improvement District, Series A (GO)
265,000	5.00%, 06/01/20	281,454
300,000	5.00%, 06/01/21	326,190
130,000	State of Florida, Board of Education, Full Faith and Credit, Series A (GO) 5.00%, 06/01/19	134,529
	State of Florida, Board of Education, Full Faith and Credit, Series D (GO)
250,000	5.00%, 06/01/20	265,470
275,000	5.00%, 06/01/21	299,007
220,000	State of Florida, Board of Education, Full Faith and Credit, Series E (GO) 5.00%, 06/01/19	227,665
Principal Amount		Value

Florida: (continued)
	State of Florida, Board of Education, Lottery Revenue, Series A (RB)
$100,000	5.00%, 07/01/21	$108,926
450,000	5.00%, 07/01/23	509,530
	State of Florida, Department of Management Services, Series A (CP)
275,000	5.00%, 08/01/22	305,459
180,000	5.00%, 09/01/23	204,536
80,000	State of Florida, Department of Transportation, Turnpike Revenue, Series C (RB) 5.00%, 07/01/21	87,141
1,000,000	The School Board of Brevard County, Series A (CP) 5.00%, 07/01/23	1,123,980
		8,092,450
Georgia: 3.3%
1,000,000	Burke County Development Authority, Series F (RB) 3.00%, 02/01/23 (p)	984,720
	Forsyth County School District (GO)
225,000	5.00%, 02/01/21	243,326
750,000	5.00%, 02/01/22	829,672
290,000	Georgia State Road and Tollway Authority, Series B (RB) 5.00%, 06/01/21	314,595
500,000	Main Street Natural Gas, Inc., Series A (RB) 4.00%, 06/01/23 (c) (p)	529,505
500,000	Main Street Natural Gas, Inc., Series C (RB) 4.00%, 06/01/23	529,545
1,000,000	Monroe County Industrial Development Agency (RB) 2.35%, 12/11/20 (p)	994,720
200,000	Municipal Electric Authority of Georgia, Series A (RB) 4.00%, 01/01/21	208,520
825,000	Richmond County, Board of Education (GO) (SAW) 5.00%, 10/01/21	905,404
	State of Georgia, Series A (GO)
50,000	5.00%, 02/01/21	54,073
480,000	5.00%, 02/01/22	530,990
160,000	5.00%, 02/01/23	180,392
15,000	5.00%, 02/01/23	16,912
355,000	State of Georgia, Series C (GO) 5.00%, 07/01/19	368,227
460,000	State of Georgia, Series F (GO) 5.00%, 07/01/21	502,536
		7,193,137
Hawaii: 0.4%
235,000	State of Hawaii, Series EH (GO) 5.00%, 08/01/19	244,198
200,000	State of Hawaii, Series EP (GO) 5.00%, 08/01/20	213,524
500,000	State of Hawaii, Series FB (GO) 5.00%, 04/01/21	542,245
		999,967

See Notes to Financial Statements

78

Principal Amount		Value

Idaho: 0.2%
$450,000	Idaho Health Facilities Authority, Trinity Health Credit Group, Series D (RB) 5.00%, 12/01/21	$492,012
Illinois: 5.7%
	Chicago O’Hare International Airport, Senior Lien, Series B (RB)
100,000	5.00%, 01/01/22	109,432
170,000	5.00%, 01/01/24	191,354
250,000	Chicago O’Hare International Airport, Series B (RB) 5.00%, 01/01/23	278,160
	Chicago O’Hare International Airport, Series C (RB)
500,000	5.00%, 01/01/22	547,160
100,000	5.00%, 01/01/22	109,432
150,000	5.00%, 01/01/23	166,896
	Chicago Transit Authority, Federal Transit Administration Section Urbanized Area Formula Funds. (RB)
500,000	5.00%, 06/01/22	544,545
500,000	5.00%, 06/01/23	551,000
250,000	City of Chicago, Series A (GO) 5.00%, 01/01/20	257,595
215,000	City of Chicago, Water Revenue (RB) 5.00%, 11/01/20	228,902
165,000	City of Springfield, Electric Revenue (RB) 5.00%, 03/01/23	182,309
	Illinois Finance Authority, Clean Water Initiative (RB)
435,000	4.00%, 01/01/23	464,336
240,000	5.00%, 07/01/22	266,186
250,000	5.00%, 01/01/23	279,447
155,000	5.00%, 01/01/24	175,691
250,000	Illinois Finance Authority, Series A (RB) 5.00%, 07/15/23	282,127
120,000	McHenry County Conservation District (GO) 5.00%, 02/01/21	129,106
750,000	Sales Tax Securitization Corp., Series A (RB) 5.00%, 01/01/23	828,555
	State of Illinois (GO)
155,000	5.00%, 05/01/19	158,100
500,000	5.00%, 06/01/19	510,755
800,000	5.00%, 02/01/20	821,496
85,000	5.00%, 05/01/20	87,571
700,000	5.00%, 01/01/21	725,186
100,000	5.00%, 04/01/21	103,585
1,000,000	5.00%, 06/01/21	1,037,790
95,000	5.00%, 07/01/21	98,679
110,000	5.00%, 05/01/22	114,397
350,000	5.00%, 06/01/22	364,248
500,000	5.00%, 02/01/23	521,395
75,000	State of Illinois, Sales Tax (RB) 5.00%, 06/15/21	80,755
225,000	State of Illinois, Sales Tax, Series C (RB) 5.00%, 06/15/22	246,143
Principal Amount		Value

Illinois: (continued)
	State of Illinois, Series A (GO)
$325,000	5.00%, 04/01/20	$334,487
100,000	5.00%, 04/01/21	103,585
250,000	State of Illinois, Series C (RB) 4.00%, 06/15/21	260,950
500,000	State of Illinois, Series D (GO) 5.00%, 11/01/22	522,275
	State of Illinois, Toll Highway Authority, Series A (RB)
50,000	5.00%, 12/01/19	52,370
300,000	5.00%, 12/01/22	334,326
	University of Illinois, Auxiliary Facilities System, Series A (CP)
300,000	5.00%, 08/15/20	314,370
90,000	5.00%, 04/01/22	97,186
		12,481,882
Indiana: 0.1%
250,000	Indiana Municipal Power Agency, Series A (RB) 5.00%, 01/01/22	274,042
Iowa: 0.3%
	Iowa Finance Authority (RB)
285,000	5.00%, 08/01/20	304,534
250,000	5.00%, 08/01/23	284,237
25,000	State of Iowa, IJobs Program, Series A (RB) 5.00%, 06/01/22	27,686
		616,457
Kansas: 1.0%
350,000	Johnson County Unified School District No. 233, Series B (GO) 5.00%, 09/01/22	390,411
580,000	Kansas Development Finance Authority, Series G (RB) 5.00%, 04/01/22	638,969
1,035,000	State of Kansas, Department of Transportation, Highway Revenue, Series A (RB) 5.00%, 09/01/22	1,156,323
		2,185,703
Kentucky: 1.5%
	Kentucky Asset Liability Commission Project, Federal Highway Trust, First Series A (RB)
60,000	5.00%, 09/01/21	65,345
655,000	5.25%, 09/01/22	733,613
50,000	Kentucky Asset Liability Commission Project, Series A (RB) 5.00%, 09/01/19	51,999
15,000	Kentucky State Property and Building Commission (RB) 5.00%, 08/01/21	16,226
	Kentucky State Property and Building Commission, Series B (RB)
220,000	5.00%, 08/01/22	241,001
570,000	5.00%, 11/01/22	626,692

See Notes to Financial Statements

79

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Kentucky: (continued)
	Kentucky Turnpike Authority, Series A (RB)
$225,000	5.00%, 07/01/19	$232,958
55,000	5.00%, 07/01/20	58,464
20,000	5.00%, 07/01/21	21,747
125,000	Kentucky Turnpike Authority, Series B (RB) 5.00%, 07/01/22	138,429
600,000	University of Kentucky, Series B (RB) 5.00%, 10/01/21	657,438
355,000	University of Kentucky, Series D (RB) 5.25%, 10/01/20	382,662
		3,226,574
Louisiana: 1.5%
640,000	City of New Orleans (GO) 5.00%, 12/01/20	685,370
175,000	Louisiana Local Government Environmental Facilities & Community Development Authority (RB) 5.00%, 10/01/22	193,867
	Louisiana State Citizens Property Insurance Corp. (RB)
35,000	5.00%, 06/01/20	37,077
310,000	5.00%, 06/01/21	336,000
300,000	5.00%, 06/01/22	331,617
1,000,000	Louisiana State Citizens Property Insurance Corp., Series A (RB) 5.00%, 06/01/23	1,120,080
50,000	State of Louisiana, Series C (GO) 5.00%, 08/01/19	51,938
615,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 05/15/20	649,729
		3,405,678
Maine: 0.0%
50,000	Maine Municipal Bond Bank, Series C (RB) 5.00%, 11/01/19	52,353
Maryland: 3.7%
	Anne Arundel County (GO)
250,000	5.00%, 04/01/21	271,047
35,000	5.00%, 04/01/23	39,505
250,000	Baltimore County Consolidated Public Improvement, Series B (GO) 5.00%, 08/01/19	259,942
30,000	Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue (RB) 5.00%, 08/15/19	31,132
40,000	Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Issue (RB) 5.00%, 07/01/19	41,284
500,000	Maryland Stadium Authority, Series A (RB) 5.00%, 05/01/23	560,875
	Maryland State Department of Transportation (RB)
Principal Amount		Value

Maryland: (continued)
$100,000	5.00%, 12/15/20	$107,750
40,000	5.00%, 06/01/21	43,555
15,000	5.00%, 02/01/23	16,869
145,000	Maryland Water Quality Financing Administration Bay Restoration Fund (RB) 5.00%, 03/01/21	156,867
25,000	Montgomery County, Consolidated Public Improvement, Series A (GO) 5.00%, 11/01/20	26,863
900,000	Montgomery County, Consolidated Public Improvement, Series B (GO) 5.00%, 12/01/23	1,028,088
650,000	Montgomery County, Series A (GO) 5.00%, 11/01/22	728,117
1,000,000	Montgomery County, Series B (GO) 5.00%, 11/01/23	1,140,900
30,000	State of Maryland, First Series A (GO) 5.00%, 03/01/23	33,814
	State of Maryland, Second Series C (GO)
510,000	5.00%, 08/01/21	557,185
850,000	5.00%, 08/01/22	947,801
1,250,000	State of Maryland, State and Local Facilities Loan, First Series (GO) 5.00%, 06/01/22	1,389,475
	State of Maryland, State and Local Facilities Loan, Second Series C (GO)
95,000	5.00%, 08/01/19	98,754
170,000	5.25%, 08/01/20	182,388
	Washington Suburban Sanitary District (GO)
290,000	4.00%, 06/01/20	302,424
100,000	5.00%, 06/01/20	106,335
		8,070,970
Massachusetts: 2.7%
	Commonwealth of Massachusetts, Federal Highway Grant Anticipation, Series A (RB)
20,000	5.00%, 06/15/21 (c)	21,755
1,900,000	5.00%, 06/15/22 (c)	2,112,344
85,000	Commonwealth of Massachusetts, Series A (RB) 5.00%, 06/01/20	90,421
	Commonwealth of Massachusetts, Series B (GO)
100,000	5.00%, 08/01/19	103,914
290,000	5.00%, 08/01/20	309,413
10,000	Commonwealth of Massachusetts, Series C (GO) 5.00%, 10/01/21	10,957
900,000	Commonwealth of Massachusetts, Series D (GO) 5.00%, 07/01/23	1,019,061
	Massachusetts State Development Finance Agency, Care Group, Series H-1 (RB)
750,000	5.00%, 07/01/21	813,817
250,000	5.00%, 07/01/22	276,440

See Notes to Financial Statements

80

Principal Amount		Value

Massachusetts: (continued)
$325,000	Massachusetts State Development Finance Agency, Care Group, Series I (RB) 5.00%, 07/01/21	$352,654
10,000	Massachusetts State Development Finance Agency, Harvard University, Series A (RB) 5.00%, 07/15/22	11,178
30,000	Massachusetts State Development Finance Agency, Healthcare System, Series Q (RB) 5.00%, 07/01/22	33,248
250,000	Massachusetts State Water Resources Authority, Series C (RB) 5.00%, 08/01/22	279,195
375,000	Massachusetts State, Federal Highway Grant, Series A (RB) 5.00%, 06/15/22	416,910
		5,851,307
Michigan: 2.0%
	Michigan Finance Authority, Beaumont Health Credit Group, Series A (RB)
165,000	4.00%, 08/01/20	171,989
970,000	5.00%, 08/01/22	1,074,944
125,000	Michigan Finance Authority, Detroit Distributable State Aid, Series C-3 (RB) 5.00%, 04/01/20	130,803
750,000	Michigan Finance Authority, Detroit Water and Sewerage Department, Senior Lien, Series C-3 (RB) (AGM) 5.00%, 07/01/21	810,712
500,000	Michigan Finance Authority, Detroit Water and Sewerage Department, Senior Lien, Series C-5 (RB) 5.00%, 07/01/20	529,195
200,000	Michigan Finance Authority, Henry Ford Health System (RB) 5.00%, 11/15/21	217,598
500,000	Michigan Strategic Fund, Detroit Edison Company Pollution Control Project, Series CC (RB) 1.45%, 09/01/21 (p)	481,665
500,000	Regents of University of Michigan, Series A (RB) 5.00%, 04/01/23	565,355
	Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group, Series D (RB)
250,000	2.25%, 09/01/20	251,015
125,000	5.00%, 09/01/19	129,946
35,000	5.00%, 09/01/21	38,141
		4,401,363
Minnesota: 1.9%
750,000	Regents of University of Minnesota, Series B (RB) 5.00%, 12/01/22	841,710
Principal Amount		Value

Minnesota: (continued)
$290,000	State of Minnesota, Public Safety Radio Communications System Project (RB) 5.00%, 06/01/21	$315,500
575,000	State of Minnesota, Series E (GO) 3.00%, 08/01/21	591,882
	State of Minnesota, Various Purpose, Series A (GO)
190,000	5.00%, 08/01/19	197,484
150,000	5.00%, 08/01/21	163,779
	State of Minnesota, Various Purpose, Series D (GO)
235,000	5.00%, 08/01/20	250,677
760,000	5.00%, 08/01/22	847,119
500,000	5.00%, 08/01/22	557,315
400,000	State of Minnesota, Various Purpose, Series F (GO) 5.00%, 10/01/22	447,216
		4,212,682
Mississippi: 0.0%
105,000	State of Mississippi, Series E (RB) 5.00%, 10/15/20	112,138
Missouri: 1.3%
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Series A (RB)
45,000	5.00%, 10/01/19	46,956
100,000	5.00%, 10/01/20	107,058
20,000	5.00%, 10/01/22	22,280
1,000,000	City of St. Louis, Missouri Airport, Series A (RB) (AGM) 5.00%, 07/01/23	1,122,440
	Curators of the University of Missouri System Facilities, Series A (RB)
185,000	4.00%, 11/01/19	190,791
115,000	5.00%, 11/01/19	120,290
150,000	Jackson County, Harry S. Truman Sports Complex Project (RB) 5.00%, 12/01/19	156,893
475,000	Missouri Highway and Transportation Commission, First Lien, Series A (RB) 5.00%, 05/01/19	490,195
520,000	Springfield School District No. R-12, Series B (GO) (SAW) 5.00%, 03/01/22	574,200
		2,831,103
Nebraska: 1.5%
500,000	Lincoln Electric System, Series A (RB) 5.00%, 09/01/20	534,330
1,175,000	Metropolitan Utilities District of Omaha, Nebraska Water System (RB) 5.00%, 12/01/21	1,290,220
	Nebraska Public Power District, Series A (RB)
300,000	4.00%, 01/01/20	309,813
70,000	5.00%, 01/01/21	75,306
650,000	Omaha Public Power District, Electric System Revenue, Series B (RB) 5.00%, 02/01/21	701,493

See Notes to Financial Statements

81

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Nebraska: (continued)
	Public Power Generation Agency, Whelan Energy Unit 2, Series A (RB)
$100,000	5.00%, 01/01/22	$109,101
195,000	5.00%, 01/01/23	216,148
		3,236,411
Nevada: 1.3%
230,000	Clark County Flood Control (GO) 5.00%, 11/01/22	257,119
345,000	Clark County School District, Series A (GO) 5.00%, 06/15/19	356,668
50,000	Clark County School District, Series B (GO) 5.00%, 06/15/19	51,691
250,000	Clark County School District, Series D (GO) 5.00%, 06/15/23	278,707
250,000	Clark County Water Reclamation District (GO) 5.00%, 07/01/22	278,120
450,000	Clark County, Series B (GO) 5.00%, 11/01/23	511,659
300,000	Las Vegas Valley Water District, Series A (GO) 5.00%, 06/01/22	332,853
75,000	State of Nevada, Capital Improvement and Cultural Affairs, Series D-1 (GO) 5.00%, 03/01/20	79,092
500,000	State of Nevada, Series B (GO) 5.00%, 11/01/21	548,470
250,000	State of Nevada, Series D (GO) 5.00%, 04/01/20	264,252
		2,958,631
New Jersey: 3.5%
170,000	New Jersey Building Authority, Series A (RB) 5.00%, 06/15/21	180,516
145,000	New Jersey Economic Development Authority Princeton University, Series A (RB) 5.00%, 07/01/20	154,673
160,000	New Jersey Economic Development Authority Princeton University, Series B (RB) 5.00%, 07/01/22	178,742
250,000	New Jersey Economic Development Authority Transportation Project, Series B (RB) 5.00%, 11/01/19	260,065
545,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series NN (RB) 5.00%, 03/01/23	587,041
220,000	New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB) 5.00%, 06/15/19	226,769
Principal Amount		Value

New Jersey: (continued)
$125,000	New Jersey Economic Development Authority, School Facilities Construction, Series UU (RB) 5.00%, 06/15/22	$133,765
	New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
90,000	5.00%, 06/15/20	94,215
320,000	5.00%, 06/15/21	339,795
	New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
455,000	5.00%, 06/15/22	486,905
515,000	5.00%, 06/15/23	555,912
105,000	New Jersey Educational Facilities Authority, Series B (RB) 5.00%, 06/01/19	108,121
35,000	New Jersey Health Care Facilities Financing Authority, Series A (RB) 5.00%, 07/01/20	37,135
	New Jersey Transit Corp., Series A (RB)
270,000	5.00%, 09/15/19	280,435
125,000	5.00%, 09/15/21	133,199
	New Jersey Transportation Trust Fund Authority, Series A (RB)
260,000	5.00%, 12/15/19	271,261
355,000	5.00%, 06/15/20	371,625
	New Jersey Transportation Trust Fund Authority, Series A-1 (RB)
125,000	5.00%, 06/15/18 (c)	125,443
70,000	5.00%, 06/15/18 (c)	70,251
250,000	New Jersey Transportation Trust Fund Authority, Series AA (RB) 5.00%, 06/15/20	261,707
	New Jersey Turnpike Authority, Series C (RB)
100,000	5.00%, 01/01/21	107,445
120,000	5.00%, 01/01/22	131,718
	Rutgers, State University of New Jersey, Series J (RB)
70,000	5.00%, 05/01/19	72,218
280,000	5.00%, 05/01/21	303,554
	State of New Jersey, Series T (GO)
225,000	5.00%, 06/01/21	243,173
460,000	5.00%, 06/01/22	504,717
800,000	State of New Jersey, Various Purposes (GO) 5.00%, 06/01/22	877,768
500,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/23	553,995
		7,652,163
New Mexico: 1.4%
655,000	Albuquerque Bernalillo County Water Utility Authority, Senior Lien (RB) 5.00%, 07/01/21	714,304

See Notes to Financial Statements

82

Principal Amount		Value

New Mexico: (continued)
$485,000	Albuquerque Bernalillo County Water Utility Authority, Subordinate Lien, Series B (RB) 5.00%, 07/01/23	$547,143
250,000	City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds, Series B (RB) 1.88%, 10/01/21 (p)	244,995
320,000	State of New Mexico, Series A (GO) 5.00%, 03/01/23	359,744
875,000	State of New Mexico, Series B (RB) 4.00%, 07/01/23	947,905
	State of New Mexico, Severance Tax, Series A (RB)
115,000	5.00%, 07/01/19 (c)	119,217
75,000	5.00%, 07/01/19 (c)	77,750
160,000	State of New Mexico, Severance Tax, Series B (RB) 5.00%, 07/01/21	173,973
		3,185,031
New York: 14.2%
	City of New York, Series A (GO)
95,000	5.00%, 08/01/19	98,754
1,000,000	5.00%, 08/01/22	1,112,480
880,000	City of New York, Series B (GO) 5.00%, 08/01/20	938,907
375,000	City of New York, Series C and D (GO) 5.00%, 08/01/22	417,180
	City of New York, Series G (GO)
1,150,000	5.00%, 08/01/19	1,195,448
250,000	5.00%, 08/01/20	266,735
1,210,000	5.00%, 08/01/22	1,346,101
320,000	City of New York, Series J (GO) 5.00%, 08/01/20	341,421
50,000	Erie County Industrial Development, Series A (RB) (SAW) 5.00%, 05/01/21	54,419
	Hudson Yards Infrastructure Corp., Series A (RB)
100,000	3.00%, 02/15/22	102,926
210,000	5.00%, 02/15/22	232,208
100,000	5.00%, 02/15/23	112,699
500,000	Long Island Power Authority Electric System, Series B (RB) 5.00%, 09/01/22	554,675
30,000	Metropolitan Transportation Authority, Series A (RB) 5.00%, 11/15/22	33,621
15,000	Metropolitan Transportation Authority, Series A-2 (RB) 5.00%, 11/15/21	16,427
	Metropolitan Transportation Authority, Series B (RB)
140,000	5.00%, 11/15/19	146,647
335,000	5.00%, 11/15/21	366,862
1,000,000	5.00%, 11/15/22	1,114,290
10,000	5.00%, 11/15/22	11,143
250,000	5.00%, 11/15/23	282,952
Principal Amount		Value

New York: (continued)
$175,000	Metropolitan Transportation Authority, Series C (RB) 5.00%, 11/15/20	$187,784
500,000	Metropolitan Transportation Authority, Series C-1 (RB) 5.00%, 11/15/23	565,905
	Metropolitan Transportation Authority, Series D (RB)
255,000	5.00%, 11/15/21	279,253
10,000	5.00%, 11/15/22	11,143
250,000	Monroe County Industrial Development Agency (RB) (SAW) 5.00%, 05/01/23	282,322
625,000	Monroe County, Series B (GO) 5.00%, 06/01/19	645,681
1,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series 1 (RB) 5.00%, 11/01/22	1,119,720
75,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB) 4.00%, 05/01/19	76,639
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB)
75,000	5.00%, 11/01/19	78,485
90,000	5.00%, 11/01/20	96,682
310,000	5.00%, 11/01/21	340,492
60,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB) 5.00%, 02/01/22	66,214
350,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB) 5.00%, 02/01/20	368,672
500,000	New York City Transitional Finance Authority, Series S-3 (RB) (SAW) 5.00%, 07/15/21 (c)	544,835
	New York State Dormitory Authority, New York NYU Hospitals Center (RB)
100,000	5.00%, 07/01/21	108,894
100,000	5.00%, 07/01/22	110,953
	New York State Dormitory Authority, New York State University, Series A (RB)
195,000	5.00%, 07/01/20	207,494
150,000	5.00%, 07/01/20	159,644
200,000	5.00%, 03/15/21	216,764
40,000	5.00%, 07/01/21	43,558
1,450,000	5.00%, 07/01/22	1,609,442
250,000	New York State Dormitory Authority, School District, Series A (RB) (SAW) 5.00%, 10/01/22	277,840
285,000	New York State Dormitory Authority, School of Medicine at Mount Sinai, Series A (RB) 4.00%, 07/01/20	295,898

See Notes to Financial Statements

83

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
$155,000	New York State Dormitory Authority, Series A (RB) 5.00%, 03/15/22	$171,557
100,000	New York State Dormitory Authority, Series B (RB) 5.00%, 03/15/23	112,811
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
500,000	5.00%, 02/15/20	527,170
340,000	5.00%, 02/15/21	367,496
675,000	5.00%, 02/15/23	758,106
15,000	5.00%, 02/15/23	16,847
	New York State Dormitory Authority, State Personal Income Tax, Series C (RB)
250,000	5.00%, 03/15/20	264,162
10,000	5.00%, 03/15/23	11,252
	New York State Dormitory Authority, State Personal Income Tax, Series D (RB)
770,000	5.00%, 02/15/22	849,656
40,000	5.00%, 02/15/23	44,925
	New York State Dormitory Authority, State Personal Income Tax, Series E (RB)
900,000	4.00%, 03/15/21	949,680
75,000	5.00%, 03/15/20	79,249
225,000	5.00%, 03/15/21	243,662
	New York State Dormitory Authority, State Sales Tax, Series A (RB)
920,000	4.00%, 03/15/20	955,300
700,000	5.00%, 03/15/20	739,655
300,000	5.00%, 03/15/20	316,995
250,000	5.00%, 03/15/21	270,955
	New York State Environmental Facilities Corp., State Clean Water and Drinking Water, Series A (RB)
280,000	5.00%, 06/15/20	298,424
535,000	5.00%, 06/15/20	570,203
150,000	New York State Housing Finance Agency, Series C (RB) 1.10%, 11/01/19	147,362
250,000	New York State Housing Finance Agency, Series M (RB) 2.00%, 05/01/21	247,125
	New York State Thruway Authority, Junior Indebtedness Obligations, Series A (RB)
80,000	3.00%, 05/01/19	80,913
160,000	5.00%, 05/01/19	165,054
2,730,000	New York State Thruway Authority, Series A (RB) 5.00%, 05/01/19	2,814,848
150,000	New York State Thruway Authority, Series J (RB) 5.00%, 01/01/20	157,602
Principal Amount		Value

New York: (continued)
$750,000	New York State Thruway Authority, Series K (RB) 5.00%, 01/01/20	$788,010
790,000	New York State Urban Development Corp., State Personal Income Tax, Series A (RB) 5.00%, 03/15/23	888,868
55,000	New York State Urban Development Corp., State Personal Income Tax, Series C (RB) 5.00%, 03/15/20	58,116
	New York Transportation Development Corp., Delta Air Lines, Inc. LaGuardia Airport (RB)
250,000	5.00%, 01/01/23	273,752
250,000	5.00%, 01/01/24	275,705
500,000	Port Authority of New York and New Jersey, One Hundred Seventy-Ninth Series (RB) 5.00%, 12/01/20	538,715
20,000	Sales Tax Asset Receivable Corp., Series A (RB) 5.00%, 10/15/22	22,453
90,000	Town of Oyster Bay, New York Public Improvement, Series B (GO) (AGM) 4.00%, 11/01/20	93,337
75,000	Triborough Bridge & Tunnel Authority, Series C-1 (RB) 5.00%, 11/15/23	85,721
500,000	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB) 5.00%, 06/01/22	548,400
		31,174,295
North Carolina: 0.7%
105,000	Charlotte-Mecklenburg Hospital Authority Carolinas Healthcare System, Series A (RB) 5.00%, 01/15/22	115,436
340,000	City of Charlotte, North Carolina Water and Sewer System (RB) 5.00%, 07/01/22	379,392
150,000	Mecklenburg County, Series A (GO) 5.00%, 09/01/21	164,477
350,000	Mecklenburg County, Series B (GO) 5.00%, 12/01/21	385,847
500,000	State of North Carolina, Grant Anticipation Revenue Vehicle (RB) 5.00%, 03/01/23	560,640
10,000	Wake County, Series A (RB) 5.00%, 12/01/20	10,766
		1,616,558
Ohio: 2.7%
	American Municipal Power, Inc., Series A (RB)
145,000	5.00%, 02/15/21	155,543
15,000	5.00%, 02/15/23	16,667
120,000	City of Cincinnati, Various Purpose, Series A (GO) 5.00%, 12/01/20	128,977

See Notes to Financial Statements

84

Principal Amount		Value

Ohio: (continued)
$260,000	City of Cleveland, Airport System Revenue, Series B (RB) (AGM) 5.00%, 01/01/23	$288,439
100,000	City of Columbus, Various Purpose, Series 1 (GO) 5.00%, 07/01/22	111,544
	City of Columbus, Various Purpose, Series A (GO)
250,000	2.00%, 08/15/20	250,443
400,000	5.00%, 07/01/19	414,620
155,000	Hamilton County, Ohio Sales Tax Revenue, Series A (RB) 5.00%, 12/01/23	176,015
970,000	Ohio State Higher Educational Facility, Case Western University (RB) 5.00%, 12/01/23	1,100,969
150,000	Ohio Water Development Authority Water Pollution Control Loan Fund (RB) 5.00%, 12/01/21	165,308
120,000	Ohio Water Development Authority, Fresh Water, Series A (RB) 5.00%, 12/01/19	125,860
	State of Ohio, Highway Capital Improvement, Series R (GO)
35,000	5.00%, 05/01/19	36,109
260,000	5.00%, 05/01/22	288,132
200,000	State of Ohio, Highway Capital Improvement, Series S (GO) 5.00%, 05/01/22	221,640
675,000	State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 11/01/22	754,893
350,000	State of Ohio, Highway Capital Improvement, Series U (GO) 5.00%, 05/01/23	394,723
930,000	State of Ohio, Infrastructure Improvement, Series C (GO) 5.00%, 09/01/21	1,016,295
20,000	State of Ohio, Infrastructure Project, Series 1 (RB) 5.00%, 12/15/22	22,363
265,000	State of Ohio, Third Frontier Research and Development, Series A (GO) 3.00%, 05/01/20	270,425
		5,938,965
Oklahoma: 0.3%
50,000	Grand River Dam Authority, Series A (RB) 4.00%, 06/01/19	51,096
500,000	Oklahoma Development Finance Authority, Health System Revenue, Series A (RB) 5.00%, 08/15/22	558,250
10,000	Oklahoma Water Resources Board, Clean Water Program (RB) 5.00%, 04/01/23	11,302
		620,648
Principal Amount		Value

Oregon: 0.9%
$60,000	City of Portland, Sewer System, First Lien, Series A (RB) 5.00%, 06/01/19	$62,071
250,000	City of Portland, Water System, First Lien, Series A (RB) 5.00%, 04/01/21	271,420
200,000	Medford School District No. 549C (GO) (SBG) 5.00%, 12/15/20	215,552
15,000	Oregon State Department of Transportation, Highway User Tax (RB) 5.00%, 11/15/22	16,817
	Oregon State Facilities Authority, Providence Health and Services, Series A (RB)
50,000	5.00%, 10/01/20	53,517
190,000	5.00%, 10/01/21	207,860
615,000	Oregon State Lottery, Department of Administrative Services, Series A (RB) 5.00%, 04/01/23	693,861
	Oregon State Lottery, Department of Administrative Services, Series B (RB)
55,000	5.00%, 04/01/20	58,221
10,000	5.00%, 04/01/23	11,282
285,000	Oregon State Lottery, Department of Administrative Services, Series C (RB) 5.00%, 04/01/23	321,546
40,000	Oregon State Lottery, Department of Administrative Services, Series D (RB) 5.00%, 04/01/20	42,342
25,000	Washington County, Series B (GO) 5.00%, 03/01/23	28,166
		1,982,655
Pennsylvania: 3.7%
165,000	Allegheny County Sanitary Authority, Sewer Revenue (RB) 5.00%, 12/01/22	183,577
335,000	Allegheny County, Series C-73 (GO) 5.00%, 12/01/19	351,197
	City of Philadelphia, Gas Works Revenue, Thirteenth Series (RB)
400,000	5.00%, 08/01/20	424,320
500,000	5.00%, 08/01/21	541,175
310,000	City of Philadelphia, Water and Wastewater Revenue (RB) 5.00%, 10/01/22	344,382
40,000	City of Philadelphia, Water and Wastewater Revenue, Series A (RB) 5.00%, 07/01/20	42,475
100,000	City of Philadelphia, Water and Wastewater Revenue, Series B (RB) 5.00%, 07/01/22	110,618

See Notes to Financial Statements

85

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Pennsylvania: (continued)
$250,000	Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB) 5.00%, 06/01/23	$276,497
50,000	Commonwealth of Pennsylvania, First Refunding Series (GO) 5.00%, 08/15/19	51,946
250,000	Commonwealth of Pennsylvania, First Series (GO) 5.00%, 08/15/22	275,780
	Commonwealth of Pennsylvania, Second Series (GO)
875,000	5.00%, 10/15/19	913,167
580,000	5.00%, 01/15/21	621,424
750,000	5.00%, 09/15/22	828,442
490,000	5.00%, 01/15/23	542,866
270,000	Lancaster County Hospital Authority University of Pennsylvania Health System, Series B (RB) 5.00%, 08/15/22	300,402
500,000	Montgomery County, Higher Education and Health Authority Thomas Jefferson University, Series A (RB) 5.00%, 09/01/23	560,915
105,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series A (RB) 4.00%, 02/01/20	108,586
700,000	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System (RB) 5.00%, 08/15/21	764,344
	Pennsylvania State University, Series B (RB)
315,000	5.00%, 09/01/21	345,186
500,000	5.00%, 09/01/22	559,270
		8,146,569
Rhode Island: 0.5%
	Rhode Island Commerce Corp., Series A (RB)
25,000	5.00%, 06/15/21	27,083
105,000	5.00%, 06/15/22	115,948
810,000	State of Rhode Island, Consolidated Capital Development Loan, Series A (GO) 5.00%, 08/01/19	842,011
70,000	State of Rhode Island, Consolidated Capital Development Loan, Series D (GO) 5.00%, 08/01/20	74,606
		1,059,648
South Carolina: 1.3%
400,000	Beaufort County School District, Series A (GO) 5.00%, 03/01/20	422,492
75,000	Charleston Educational Excellence Finance Corp., Series B (RB) 5.00%, 12/01/20	80,572
Principal Amount		Value

South Carolina: (continued)
$575,000	SCAGO Educational Facilities Corp. for Pickens School District (RB) 5.00%, 12/01/21	$628,469
350,000	South Carolina Public Service Authority, Series A (RB) 5.00%, 12/01/19	365,858
500,000	York County (GO) (SAW) 5.00%, 04/01/24	573,640
685,000	York County, South Carolina Fort Mill School District No. 4, Series B (GO) 5.00%, 03/01/23	770,748
		2,841,779
Tennessee: 0.4%
10,000	City of Chattanooga, Electric System, Series A (RB) 5.00%, 09/01/20	10,708
90,000	Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A (GO) 5.00%, 01/01/22	99,088
435,000	State of Tennessee, Series A (GO) 5.00%, 08/01/20	464,915
160,000	Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series A (RB) 5.00%, 11/01/19	167,554
100,000	Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series B (RB) 5.00%, 11/01/20	107,450
		849,715
Texas: 9.3%
50,000	Aldine Independent School District (GO) 5.00%, 02/15/20	52,672
300,000	Aldine Independent School District, Series A (GO) 5.00%, 02/15/23	336,069
50,000	Alvin Independent School District, Series C (GO) 5.00%, 02/15/21	53,973
	Austin Independent School District, Series B (GO)
295,000	5.00%, 08/01/19	307,104
250,000	5.00%, 08/01/22	278,550
725,000	Bexar County Hospital District (GO) 5.00%, 02/15/24	823,303
	Board of Regents of Texas A&M University System, Series B (RB)
320,000	5.00%, 05/15/21	348,141
250,000	5.00%, 05/15/22	277,912
490,000	Board of Regents of Texas State University System, Series A (RB) 5.00%, 03/15/22	540,803
10,000	Board of Regents of Texas State University System, Series D (RB) 5.00%, 08/15/22	11,161
250,000	Board of Regents of University of North Texas Financing System, Series A (RB) 5.00%, 04/15/22	276,160

See Notes to Financial Statements

86

Principal Amount		Value

Texas: (continued)
$110,000	Central Texas Turnpike System (RB) 5.00%, 04/01/20 (c) (p)	$115,612
15,000	City of Austin, Electric Utility Revenue, Series A (RB) 5.00%, 11/15/22	16,762
400,000	City of Austin, Public Improvement (GO) 5.00%, 09/01/22	446,536
500,000	City of Austin, Water and Wastewater System Revenue (RB) 5.00%, 11/15/22	558,745
900,000	City of Austin, Water and Wastewater System Revenue, Series A (RB) 5.00%, 05/15/22	996,813
	City of Dallas (GO)
50,000	5.00%, 02/15/20	52,645
225,000	5.00%, 02/15/21	241,738
500,000	5.00%, 02/15/22	547,905
130,000	City of Dallas, Fort Worth International Airport, Series B (RB) 5.00%, 11/01/21	142,142
190,000	City of Dallas, Fort Worth International Airport, Series F (RB) 5.00%, 11/01/20	203,433
200,000	City of Dallas, Series A (GO) 5.00%, 02/15/20	210,578
105,000	City of Fort Worth (GO) 5.00%, 03/01/24	119,462
500,000	City of Fort Worth, Series A (GO) 5.00%, 03/01/23	560,885
100,000	City of Frisco (GO) 5.00%, 02/15/20	105,398
65,000	City of Frisco, Series A (GO) 5.00%, 02/15/22	71,625
100,000	City of Houston, Combined Utility System Revenue, First Lien, Series C (RB) 5.00%, 05/15/23	112,314
	City of Houston, Combined Utility System, First Lien, Series C (RB)
100,000	4.00%, 05/15/21	105,499
700,000	5.00%, 05/15/20	741,979
	City of Houston, Combined Utility System, First Lien, Series D (RB)
500,000	5.00%, 11/15/20	536,525
130,000	5.00%, 11/15/21	142,457
250,000	City of Houston, Series A (GO) 5.00%, 03/01/23	279,350
	City of San Antonio, Electric and Gas Systems Revenue (RB)
160,000	5.00%, 02/01/20	168,395
50,000	5.00%, 02/01/22	55,065
65,000	City of San Antonio, General Improvement (GO) 5.00%, 02/01/21	70,203
230,000	Clear Creek Independent School District, Series B (GO) 3.00%, 08/14/19 (p)	233,043
115,000	Dallas Area Rapid Transit, Senior Lien, Series A (RB) 5.00%, 12/01/22	128,690
Principal Amount		Value

Texas: (continued)
$375,000	Dallas County, Texas Combination Tax and Parking Garage (GO) 5.00%, 08/15/23	$424,912
	Fort Worth Independent School District and School Building (GO)
100,000	5.00%, 02/15/22	110,422
125,000	5.00%, 02/15/24	142,746
70,000	Harris County Cultural Education Facilities Finance Corp., Texas Children’s Hospital (RB) 5.00%, 10/01/19	72,932
500,000	Harris County, Series A (GO) 5.00%, 10/01/22	557,680
	Harris County-Houston Sports Authority, Senior Lien Revenue, Series A (RB)
35,000	5.00%, 11/15/19	36,586
200,000	5.00%, 11/15/20	213,432
	Houston Independent School District (GO)
500,000	5.00%, 02/15/21	539,590
530,000	5.00%, 02/15/22	584,018
	Houston Independent School District Public Facility Corp. (RB)
50,000	5.00%, 09/15/19	52,112
70,000	5.00%, 09/15/20	74,869
350,000	Houston Independent School District, Series A (GO) 5.00%, 02/15/23	392,416
65,000	Lewisville Independent School District, Series A (GO) 5.00%, 08/15/19	67,623
160,000	New Hope Cultural Education Facilities Finance Corp., Series A (RB) 5.00%, 08/15/23	180,109
70,000	North Texas Municipal Water District System (RB) 5.00%, 09/01/20	74,740
155,000	North Texas Tollway Authority, First Tier, Series A (RB) 5.00%, 01/01/20	162,752
470,000	Northeast Independent School District (GO) 5.00%, 08/01/21	512,554
190,000	Northside Independent School District (GO) 2.00%, 08/01/19 (p)	190,114
75,000	Northside Independent School District, Series A (GO) 2.00%, 06/01/19 (p)	75,040
565,000	Northwest Independent School District, Series B (GO) 5.00%, 02/15/23	633,472
600,000	Plano Independent School District (GO) 5.00%, 02/15/22	661,152
150,000	San Antonio Independent School District (GO) 5.00%, 02/15/21	161,961

See Notes to Financial Statements

87

VANECK VECTORS AMT-FREE SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Texas: (continued)
	San Antonio Water System, Junior Lien, Series A (RB)
$50,000	5.00%, 05/15/19	$51,630
90,000	5.00%, 05/15/20	95,453
550,000	Spring Branch Independent School District, Series A (GO) 5.00%, 02/01/21	593,263
150,000	State of Texas, Transportation Commission (GO) 5.00%, 04/01/20	158,697
140,000	Texas Public Finance Authority, Series A (GO) 4.00%, 10/01/19	144,239
	Texas Transportation Commission, State Highway, First Tier (RB)
500,000	5.00%, 10/01/19	522,515
260,000	5.00%, 10/01/23	295,396
295,000	Texas Transportation Commission, State Highway, First Tier, Series A (RB) 5.00%, 04/01/20	311,933
	Texas Transportation Commission, State Mobility Fund (GO)
50,000	5.00%, 10/01/19	52,209
210,000	5.00%, 10/01/20	225,028
500,000	Texas Water Development Board (RB) 5.00%, 08/01/23	566,090
	Trinity River Authority, Central Regional Wastewater System (RB)
525,000	3.00%, 08/01/22	541,501
300,000	5.00%, 08/01/19	311,931
360,000	University of Texas, Revenue Financing System, Series D (RB) 5.00%, 08/15/21	393,692
		20,454,456
Utah: 0.5%
35,000	Intermountain Power Agency, Subordinated Power Supply, Series A (RB) 5.00%, 07/01/19	36,263
500,000	State of Utah (GO) 5.00%, 07/01/23	567,970
100,000	University of Utah, Series A (RB) 5.00%, 08/01/23	113,535
385,000	Utah Transit Authority, Subordinated Sales Tax, Series A (RB) 5.00%, 06/15/22	426,742
		1,144,510
Virginia: 1.4%
240,000	City of Alexandria, Series C (GO) (SAW) 5.00%, 07/01/23	272,878
	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series A (RB)
545,000	5.00%, 02/01/22	601,446
60,000	5.00%, 02/01/23	67,330
Principal Amount		Value

Virginia: (continued)
$250,000	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB) 5.00%, 02/01/23	$280,542
400,000	Virginia Commonwealth Transportation Board (RB) 5.00%, 09/15/23	453,384
	Virginia Commonwealth Transportation Board, Series A (RB)
55,000	5.00%, 03/15/21	59,530
25,000	5.00%, 09/15/22	27,856
175,000	Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program (RB) 5.00%, 05/15/23	197,169
	Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program, Series B (RB)
360,000	5.00%, 05/15/20	381,960
100,000	5.00%, 05/15/21	108,671
500,000	Virginia Resources Authority, Clean Water State Revolving Fund, Series B (RB) 5.00%, 10/01/21	548,730
		2,999,496
Washington: 1.7%
25,000	Central Puget Sound Wash Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax, Series S-1 (RB) 5.00%, 11/01/22	28,027
50,000	Port of Seattle, Series B (RB) 5.00%, 03/01/23	55,846
	Washington State, Federal Highway Grant Anticipation, SR 520 Corridor Program, Series C (RB)
155,000	5.00%, 09/01/19	161,237
470,000	5.00%, 09/01/20	501,053
	Washington State, Motor Vehicle Fuel Tax, Series R-B (GO)
900,000	5.00%, 07/01/22	1,001,997
1,660,000	5.00%, 07/01/23	1,881,328
75,000	Washington State, Various Purpose, Series R-A (GO) 5.00%, 07/01/20	79,888
		3,709,376
Wisconsin: 1.2%
545,000	City of Madison, Series A (GO) 4.00%, 10/01/22	586,758
100,000	City of Milwaukee, Series N2 (GO) 4.00%, 03/01/23	107,775
200,000	State of Wisconsin, Clean Water Revenue, Series 2 (GO) 5.00%, 05/01/19	206,378
	State of Wisconsin, Series 1 (GO)
230,000	5.00%, 05/01/20	244,002
500,000	5.00%, 11/01/22	560,545
275,000	State of Wisconsin, Series A (GO) 5.00%, 05/01/19	283,770

See Notes to Financial Statements

88

Principal Amount		Value

Wisconsin: (continued)
$500,000	Wisconsin Department of Transportation, Series 1 (RB) 5.00%, 07/01/21	$545,110
165,000	Wisconsin Health & Educational Facilities Authority, Series A (RB) 5.00%, 11/15/23	186,566
		2,720,904
Total Municipal Bonds (Cost: $221,736,918)		217,291,972
Number of Shares		Value

MONEY MARKET FUND: 0.9% (Cost: $1,826,778)
1,826,778	Dreyfus Government Cash Management Fund – Institutional Shares	$1,826,778
Total Investments: 99.7% (Cost: $223,563,696)		219,118,750
Other assets less liabilities: 0.3%		748,591
NET ASSETS: 100.0%		$219,867,341

Definitions:

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor

Summary of Investments By Sector	% of Investments	Value
Education	8.1%	$17,726,888
Health Care	4.8	10,544,582
Housing	0.2	394,487
Industrial Revenue	2.6	5,749,820
Leasing	7.1	15,483,541
Local	17.4	38,209,804
Power	3.9	8,575,729
Solid Waste/Resource Recovery	0.0	16,558
Special Tax	10.0	21,948,989
State	21.4	46,883,982
Tobacco	1.8	3,879,734
Transportation	13.8	30,207,501
Water & Sewer	8.1	17,670,357
Money Market Fund	0.8	1,826,778
	100.0%	$219,118,750

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$—	$217,291,972	$—	$217,291,972
Money Market Fund	1,826,778	—	—	1,826,778
Total	$1,826,778	$217,291,972	$—	$219,118,750

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

89

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount		Value

MUNICIPAL BONDS: 97.3%
Alabama: 1.2%
	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB)
$745,000	6.45%, 05/31/18 (c)	$745,000
2,390,000	6.45%, 05/31/18 (c)	2,389,761
2,750,000	Alabama Special Care Facilities Financing Authority, Methodist Home for Aging (RB) 6.00%, 06/01/26 (c)	3,042,435
500,000	Alabama Special Care Facilities Financing Authority-Birmingham AL, Series 1 (RB) 5.25%, 06/01/25	546,895
	Huntsville-Redstone Village Special Care Facilities Financing Authority (RB)
1,410,000	5.50%, 05/31/18 (c)	1,116,114
1,390,000	5.50%, 05/31/18 (c)	1,232,652
	Jefferson County, Alabama Sewer Revenue, Series D (RB)
9,000,000	6.00%, 10/01/23 (c)	10,361,250
8,000,000	6.50%, 10/01/23 (c)	9,404,400
	Jefferson County, Alabama Sewer Revenue, Series E (RB)
45,000	0.00%, 10/01/23 (c) ^	13,931
100,000	0.00%, 10/01/23 (c) ^	36,654
		28,889,092
Alaska: 0.4%
	Northern Tobacco Securitization Corp., Series A (RB)
15,000	4.63%, 05/16/18 (c)	15,429
5,580,000	5.00%, 05/16/18 (c)	5,579,777
4,680,000	5.00%, 05/16/18 (c)	4,680,140
1,520,000	Northern Tobacco Securitization Corp., Series B (RB) 0.00%, 05/16/18 (c) ^	163,932
		10,439,278
American Samoa: 0.0%
1,000,000	American Samoa Economic Development Authority, Series A (RB) 6.63%, 09/01/25 (c)	969,560
Arizona: 1.8%
	Arizona Industrial Development Authority, American Charter School Foundation Project (RB)
2,940,000	6.00%, 07/01/27 (c)	3,076,769
2,000,000	6.00%, 07/01/27 (c)	2,109,340
	Arizona Industrial Development Authority, Basis School Project, Series A (RB)
250,000	5.13%, 07/01/26 (c)	258,833
500,000	5.25%, 07/01/26 (c)	518,435
500,000	5.38%, 07/01/26 (c)	519,540
Principal Amount		Value

Arizona: (continued)
$515,000	Arizona Industrial Development Authority, Basis School Project, Series D (RB) 5.00%, 07/01/27 (c)	$522,529
	Arizona Industrial Development Authority, Education Facility, Series A (RB)
1,000,000	5.25%, 07/01/23 (c)	985,670
2,800,000	5.50%, 07/01/23 (c)	2,748,984
270,000	Arizona Industrial Development Authority, Series D (RB) 5.00%, 07/01/27 (c)	275,959
500,000	Arizona Industrial Development Authority, Series G (RB) (AGM) 5.00%, 07/01/27 (c)	511,035
	Glendale Industrial Development Authority (RB)
2,000,000	5.00%, 11/15/24 (c)	2,042,560
1,000,000	5.00%, 11/15/24 (c)	1,029,800
400,000	5.25%, 11/15/26 (c)	404,376
	Industrial Development Authority of Phoenix, Basis Schools, Inc. Project, Series A (RB)
500,000	4.00%, 07/01/25	502,765
1,000,000	5.00%, 07/01/25 (c)	1,018,610
1,500,000	5.00%, 07/01/25 (c)	1,540,785
500,000	5.00%, 07/01/25 (c)	509,610
675,000	Industrial Development Authority of Phoenix, Legacy Traditional School Project (RB) 5.00%, 07/01/25 (c)	687,562
750,000	Industrial Development Authority of Phoenix, Legacy Traditional School Project, Series A (RB) 5.00%, 07/01/26 (c)	779,085
1,900,000	Industrial Development Authority of the City of Phoenix (RB) 5.38%, 02/01/24 (c)	1,765,746
	Industrial Development Authority of the County of Pima (RB)
1,000,000	5.00%, 06/15/22 (c)	993,460
3,000,000	5.00%, 06/15/22 (c)	2,995,260
750,000	Maricopa County Industrial Development Authority, Paradise School Project (RB) 5.00%, 07/01/26 (c)	762,517
400,000	Peoria Industrial Development Authority, Sierra Winds Life Care Community Project, Series A (RB) 5.00%, 11/15/24	419,052
	Pima County Industrial Development Authority (RB)
250,000	5.25%, 07/01/26 (c)	222,893
250,000	5.38%, 07/01/26 (c)	216,303
250,000	5.50%, 07/01/26 (c)	215,718
295,000	6.00%, 07/01/20 (c)	275,905

See Notes to Financial Statements

90

Principal Amount		Value

Arizona: (continued)
	Salt Verde Financial Corp. (RB)
$5,440,000	5.00%, 12/01/32	$6,324,870
5,880,000	5.00%, 12/01/37	6,883,892
290,000	5.25%, 12/01/23	325,986
305,000	5.25%, 12/01/24	346,867
265,000	5.25%, 12/01/25	303,605
215,000	5.25%, 12/01/27	250,150
240,000	5.25%, 12/01/28	280,802
315,000	5.50%, 12/01/29	377,543
1,000,000	Tempe Arizona Industrial Development Authority, Friendship Village of Tempe, Series A (RB) 6.25%, 12/01/21 (c)	1,065,060
1,000,000	The Industrial Development Authority of Pima County, Edkey Charter Schools Project (RB) 6.00%, 07/01/20 (c)	885,940
		44,953,816
Arkansas: 0.0%
	Pulaski County Public Facilities Board, Carti Project (RB)
515,000	5.25%, 07/01/23 (c)	502,867
735,000	5.50%, 07/01/23 (c)	711,605
		1,214,472
California: 13.7%
	Alameda Corridor Transportation Authority, Second Subordinate Lien, Series B (RB)
2,050,000	5.00%, 10/01/26 (c)	2,272,384
7,000,000	5.00%, 10/01/26 (c)	7,753,970
5,000,000	5.00%, 10/01/26 (c)	5,569,350
1,650,000	5.00%, 10/01/26 (c)	1,832,803
	Anaheim Community Facilities District No. 08-1 (ST)
500,000	4.00%, 09/01/23 (c)	501,035
750,000	4.00%, 09/01/23 (c)	754,200
200,000	4.00%, 09/01/23 (c)	202,682
	Antelope Valley Healthcare District, Series A (RB)
300,000	5.00%, 03/01/26 (c)	314,430
1,250,000	5.25%, 03/01/26 (c)	1,353,212
30,000	California County Tobacco Securitization Agency, Alameda County Tobacco Asset Securitization Corp. (RB) 5.88%, 05/31/18 (c)	30,311
105,000	California County Tobacco Securitization Agency, Gold Country Settlement Funding Corp. (RB) 5.25%, 05/16/18 (c)	104,126
25,000	California County Tobacco Securitization Agency, Kern County Tobacco Funding Corp. (RB) 5.00%, 06/01/21	27,529
Principal Amount		Value

California: (continued)
	California County Tobacco Securitization Agency, Series A (RB)
$15,000	5.00%, 05/16/18 (c)	$15,000
4,115,000	5.00%, 05/16/18 (c)	4,052,781
1,200,000	5.45%, 12/01/18 (c)	1,213,656
3,555,000	5.60%, 12/01/18 (c)	3,595,563
8,190,000	5.70%, 12/01/18 (c)	8,214,079
29,650,000	California County Tobacco Securitization Agency, Series C (RB) 0.00%, 05/16/18 (c) ^	2,326,635
16,250,000	California County Tobacco Securitization Agency, Series D (RB) 0.00%, 05/16/18 (c) ^	802,262
	California County Tobacco Securitization Agency, Sonoma County Securitization Corp. (RB)
1,120,000	5.13%, 05/31/18 (c)	1,120,034
2,000,000	5.25%, 05/31/18 (c)	1,999,980
	California Health Facilities Financing Authority, Children’s Hospital, Series A (RB)
250,000	4.00%, 08/15/27 (c)	245,603
80,000	4.25%, 11/15/22 (c)	83,899
	California Municipal Finance Authority, California Baptist University (RB)
500,000	5.50%, 11/01/25 (c)	547,150
1,000,000	6.13%, 11/01/23 (c)	1,147,440
	California Municipal Finance Authority, Community Medical Centers, Series A (RB)
1,095,000	4.00%, 02/01/27 (c)	1,098,154
500,000	4.25%, 02/01/25 (c)	512,060
800,000	5.00%, 02/01/25 (c)	872,520
280,000	5.00%, 02/01/27 (c)	308,955
500,000	5.00%, 02/01/27 (c)	550,525
750,000	5.00%, 02/01/27 (c)	813,495
	California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB)
250,000	5.00%, 07/01/27 (c)	282,308
200,000	5.00%, 07/01/27 (c)	227,368
485,000	5.75%, 07/01/20 (c)	523,960
900,000	California Municipal Finance Authority, Eisenhower Medical Center, Series B (RB) 5.00%, 07/01/27 (c)	984,330
320,000	California Municipal Finance Authority, Julian Charter School Project, Series A (RB) 5.00%, 03/01/25	321,450
230,000	California Municipal Finance Authority, Northbay Healthcare Group (RB) 5.25%, 11/01/26 (c)	247,961

See Notes to Financial Statements

91

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$750,000	California Municipal Finance Authority, Northbay Healthcare Group, Series A (RB) 5.25%, 11/01/26 (c)	$813,600
500,000	California Municipal Finance Authority, Palmdale Aerospace Academy, Series A (RB) 5.00%, 07/01/26 (c)	511,745
	California Municipal Finance Authority, Rocketship Education, Series A (RB)
850,000	6.00%, 06/01/22 (c)	895,075
930,000	7.00%, 06/01/22 (c)	1,056,666
1,500,000	California Municipal Finance Authority, Santa Rosa Academy Project, Series A (RB) 6.00%, 07/01/22 (c)	1,596,750
1,650,000	California Municipal Finance Authority, Series A (RB) 5.63%, 03/01/25 (c)	1,650,709
	California Pollution Control Financing Authority (RB)
3,500,000	7.50%, 07/01/22 (c)	3,673,180
2,435,000	8.00%, 07/01/27 (c)	2,633,233
400,000	California Public Finance Authority, Henry Mayo Newhall Hospital (RB) 5.00%, 10/15/26 (c)	431,716
	California Public Finance Authority, NCCD-Claremont Properties LLC, Series A (RB)
4,150,000	5.00%, 07/01/27 (c)	4,380,740
300,000	5.00%, 07/01/27 (c)	319,494
385,000	5.00%, 07/01/27 (c)	416,116
400,000	California School Finance Authority, Bright Star Schools Obligated Group (RB) 5.00%, 06/01/27 (c)	404,348
	California School Finance Authority, Rocketship Education Obligated Group, Series A (RB)
250,000	5.13%, 06/01/26 (c)	258,595
250,000	5.25%, 06/01/26 (c)	259,145
1,000,000	California Statewide Communities Development Authority, Baptist University, Series A (RB) 5.00%, 11/01/27 (c)	1,071,020
	California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB)
1,960,000	5.50%, 05/31/18 (c)	1,960,020
410,000	5.75%, 05/31/18 (c)	410,968
3,270,000	5.75%, 05/31/18 (c)	3,270,196
2,425,000	5.75%, 05/31/18 (c)	2,425,776
60,000	California Statewide Communities Development Authority, Daughters of Charity Health System, Series H (RB) 5.75%, 05/31/18 (c)	60,142
Principal Amount		Value

California: (continued)
	California Statewide Communities Development Authority, Independence Support, LLC Project (RB)
$100,000	6.00%, 06/01/25	$69,874
125,000	6.50%, 06/01/25 (c)	86,946
90,000	California Statewide Communities Development Authority, Irvine East Campus Apartments (RB) 5.00%, 05/15/20	95,268
75,000	California Statewide Communities Development Authority, Lancer Plaza Project (RB) 5.63%, 11/01/23 (c)	83,423
	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB)
1,100,000	5.00%, 06/01/26 (c)	1,218,492
350,000	5.00%, 06/01/26 (c)	389,267
3,535,000	5.00%, 06/01/26 (c)	3,741,868
1,595,000	5.00%, 06/01/26 (c)	1,697,351
3,940,000	5.25%, 12/01/24 (c)	4,269,739
4,655,000	5.25%, 12/01/24 (c)	4,944,308
2,000,000	5.25%, 12/01/24 (c)	2,201,600
7,460,000	5.50%, 12/01/24 (c)	8,038,971
125,000	California Statewide Communities Development Authority, Provident Group Pomona Properties LLC, Series A (RB) 5.75%, 01/15/23 (c)	133,386
	California Statewide Communities Development Authority, Series A (RB)
6,350,000	5.00%, 06/01/26 (c)	6,699,313
11,150,000	5.25%, 06/01/26 (c)	11,874,081
1,010,000	California Statewide Communities Development Authority, Series L (RB) 4.90%, 07/20/19 (c)	1,048,461
1,000,000	California Statewide Communities Development Authority, The Terraces at San Joaquin Gardens Project, Series A (RB) 6.00%, 10/01/22 (c)	1,080,990
	California Statewide Financing Authority, Pooled Tobacco Securitization Program (RB)
23,000,000	0.00%, 05/16/18 (c) ^	1,143,100
7,350,000	0.00%, 05/16/18 (c) ^	1,196,580
77,000,000	0.00%, 05/31/18 (c) ^	3,126,200
3,175,000	6.00%, 05/31/18 (c)	3,175,698
900,000	6.00%, 05/31/18 (c)	900,198
120,000	Cathedral City, California Public Financing Authority, Series A (AMBAC) (TA) 4.50%, 05/31/18 (c)	120,055
55,000	Chino Public Financing Authority (ST) 5.00%, 09/01/22 (c)	58,902

See Notes to Financial Statements

92

Principal Amount		Value

California: (continued)
$250,000	City of Fremont, Community Facilities District No. 1 (ST) 5.00%, 09/01/25 (c)	$272,868
	City of Irvine, Community Facilities District No. 2013-3 (ST)
1,000,000	4.00%, 09/01/23 (c)	1,005,600
1,800,000	4.00%, 09/01/23 (c)	1,799,928
250,000	4.00%, 09/01/23 (c)	256,045
230,000	4.00%, 09/01/23 (c)	237,399
250,000	4.00%, 09/01/23 (c)	257,495
750,000	City of Irvine, Reassessment District No. 15-2 (SA) 5.00%, 09/02/25 (c)	816,607
125,000	City of Long Beach, California Marina System Revenue (RB) 5.00%, 05/15/25 (c)	136,196
110,000	City of Marysville, Fremont-Rideout Health Group (RB) 5.25%, 01/01/21 (c)	117,951
995,000	City of Rocklin, Community Facilities District No. 10 (ST) 5.00%, 09/01/25 (c)	1,079,993
	City of Roseville, Fiddyment Ranch Community Facilities District No. 1 (ST)
500,000	3.75%, 09/01/27 (c)	487,660
155,000	5.00%, 09/01/27 (c)	171,931
135,000	5.00%, 09/01/27 (c)	149,071
200,000	City of Roseville, Westpark Community Facility District No. 1 (ST) 5.00%, 09/01/25 (c)	220,326
225,000	City of San Buenaventura, Community Memorial Health System (RB) 6.50%, 12/01/21	251,865
1,065,000	City of San Clemente, Facilities District No. 2006-1 (ST) 5.00%, 09/01/25 (c)	1,148,869
1,300,000	Elk Grove Finance Authority (ST) 5.00%, 09/01/26 (c)	1,423,071
	Foothill Transportation Corridor Agency, Toll Road Revenue, Series A (RB)
1,000,000	5.75%, 01/15/24 (c)	1,137,490
2,500,000	6.00%, 01/15/24 (c)	2,907,375
	Foothill Transportation Corridor Agency, Toll Road Revenue, Series B-2 (RB)
370,000	5.00%, 07/15/19 (c) (p)	382,129
1,000,000	6.00%, 01/15/24 (c)	1,160,670
6,525,000	Foothill Transportation Corridor Agency, Toll Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	7,326,009
1,000,000	Foothill Transportation Corridor Agency, Toll Road Revenue, Series C (RB) 6.50%, 01/15/24 (c)	1,170,710
Principal Amount		Value

California: (continued)
	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-1 (RB)
$6,915,000	5.00%, 05/16/18 (c)	$6,975,714
2,000,000	5.00%, 06/01/22	2,209,140
2,500,000	5.00%, 06/01/23	2,792,625
2,550,000	5.00%, 06/01/25	2,900,982
400,000	5.00%, 06/01/27	458,036
13,135,000	5.13%, 05/16/18 (c)	13,134,737
27,990,000	5.75%, 05/16/18 (c)	28,794,153
14,585,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-2 (RB) 5.30%, 06/01/22 (c)	14,943,937
73,745,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series B (RB) 0.00%, 05/16/18 (c) ^	10,811,754
250,000	Independent Cities Finance Authority, Mobil Home Park, Series A (RB) 3.75%, 10/15/26 (c)	239,025
4,685,000	Inland Empire Tobacco Securitization Authority, Series A (RB) 4.63%, 05/16/18 (c)	4,686,312
775,000	Inland Empire Tobacco Securitization Authority, Series B (RB) 5.75%, 06/01/21 (c)	802,319
9,410,000	Inland Empire Tobacco Securitization Authority, Series C-2 (RB) 0.00%, 05/16/18 (c) ^	1,365,203
3,100,000	Inland Empire Tobacco Securitization Authority, Series D (RB) 0.00%, 05/16/18 (c) ^	190,278
3,000,000	Inland Empire Tobacco Securitization Authority, Series E (RB) 0.00%, 05/16/18 (c) ^	132,210
36,500,000	Inland Empire Tobacco Securitization Authority, Series F (RB) 0.00%, 05/16/18 (c) ^	1,275,675
1,000,000	Irvine Unified School District No. 09-1, Series D (ST) 5.00%, 09/01/27 (c)	1,091,840
500,000	Lake Elsinore Public Financing Authority (ST) 5.00%, 09/01/25 (c)	545,060
50,000	Lincoln Public Financing Authority, Twelve Bridges, Series B (SA) 6.00%, 09/02/21 (c)	54,391
1,500,000	MSR Energy Authority, Series A (RB) 6.50%, 11/01/39	2,077,635
1,680,000	MSR Energy Authority, Series B (RB) 6.13%, 11/01/29	2,069,357
	MSR Energy Authority, Series C (RB)
700,000	6.13%, 11/01/29	862,232
3,850,000	6.50%, 11/01/39	5,332,596
3,105,000	7.00%, 11/01/34	4,338,089
	Orange County Community Facilities District No. 1, Series A (ST)
1,000,000	4.25%, 08/15/25 (c)	1,035,450
465,000	5.25%, 08/15/25 (c)	513,137

See Notes to Financial Statements

93

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
	Palomar Health (CP) (AGM)
$1,500,000	4.00%, 11/01/27 (c)	$1,422,780
250,000	5.00%, 11/01/26 (c)	277,358
500,000	5.00%, 11/01/26 (c)	542,845
115,000	Patterson Public Financing Authority, Community Facilities District No. 2001-1, Series A (ST) 4.00%, 09/01/21	119,475
1,000,000	Perris Union High School District Financing Authority (ST) 5.00%, 03/01/25 (c)	1,089,120
750,000	Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/25 (c)	818,602
180,000	Rancho Cordova Community Facilities District No. 2003-1 (ST) 4.00%, 09/01/26 (c)	182,929
3,000,000	River Islands Public Financing Authority, Community Facilities District No. 2003-1, Series A-1 (ST) 5.50%, 09/01/22 (c)	3,196,740
25,000	Sacramento County (CP) (AMBAC) 4.75%, 05/31/18 (c)	25,031
	Sacramento County, Community Facilities District No. 2005-2 (ST)
495,000	5.00%, 09/01/26 (c)	542,233
345,000	5.00%, 09/01/26 (c)	376,885
3,120,000	San Buenaventura, California Community Memorial Health System (RB) 7.50%, 12/01/21 (c)	3,476,366
	San Joaquin Hills Transportation Corridor Agency (RB)
3,780,000	5.00%, 01/15/25 (c)	4,080,775
1,750,000	5.00%, 01/15/25 (c)	1,895,740
2,300,000	5.00%, 01/15/25 (c)	2,523,146
500,000	5.00%, 01/15/25 (c)	558,360
200,000	5.25%, 01/15/25 (c)	216,514
	Saugus Hart School Facilities Financing Authority, Community Facilities District No. 2006-1 (ST)
500,000	5.00%, 03/01/26 (c)	543,815
500,000	5.00%, 03/01/26 (c)	545,590
	Silicon Valley Tobacco Securitization Authority (RB)
27,750,000	0.00%, 05/16/18 (c) ^	1,863,135
18,315,000	0.00%, 05/16/18 (c) ^	1,533,515
9,000,000	0.00%, 05/31/18 (c) ^	3,301,200
13,050,000	South California Tobacco Securitization Authority, Series C (RB) 0.00%, 05/16/18 (c) ^	2,084,476
1,035,000	Thousand Oaks, California Community Facilities, District No. 1994-1 (ST) 5.38%, 09/01/22 (c)	1,082,217
	Tobacco Securitization Authority of Northern California, Series A-1 (RB)
2,085,000	5.38%, 05/16/18 (c)	2,089,003
6,025,000	5.50%, 05/16/18 (c)	6,024,879
Principal Amount		Value

California: (continued)
$8,000,000	Tobacco Securitization Authority of Northern California, Series C (RB) 0.00%, 05/16/18 (c) ^	$828,800
	Tobacco Securitization Authority of Southern California, Series A-1 (RB)
5,455,000	5.00%, 05/16/18 (c)	5,470,765
7,425,000	5.13%, 05/16/18 (c)	7,437,771
485,000	Tobacco Securitization Authority of Southern California, Series B (RB) 0.00%, 05/16/18 (c) ^	78,745
10,940,000	Tobacco Securitization Authority of Southern California, Series D (RB) 0.00%, 05/16/18 (c) ^	1,391,459
	Tustin Community Facilities District, Series A (ST)
100,000	5.00%, 09/01/25 (c)	109,214
100,000	5.00%, 09/01/25 (c)	109,620
750,000	Val Verde Unified School District (ST) 5.00%, 03/01/25 (c)	810,217
600,000	Vernon Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	622,278
2,500,000	West Contra Costa Healthcare District (CP) 6.25%, 07/01/21 (c)	2,702,525
	Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST)
750,000	4.00%, 09/01/21	737,347
315,000	5.30%, 09/01/22 (c)	315,142
445,000	William S. Hart Union High School District No. 2015-1 (ST) 5.00%, 09/01/26 (c)	485,793
		333,778,055
Colorado: 1.7%
1,000,000	Base Village Metropolitan District No. 2, Series A (GO) 5.75%, 12/01/21 (c)	1,019,120
	Castle Oaks Metropolitan District No. 3 (GO)
500,000	5.00%, 12/01/20 (c)	497,675
500,000	5.00%, 12/01/20 (c)	501,905
	Centerra Metropolitan District No. 1 (TA)
500,000	5.00%, 12/01/22 (c)	507,220
500,000	5.00%, 12/01/22 (c)	512,015
500,000	5.00%, 12/01/22 (c)	536,515
1,035,000	City of Lakewood, Colorado Plaza Metropolitan District No. 1 (TA) 5.00%, 12/01/22 (c)	1,066,961
	Colorado Educational and Cultural Facilities Authority, Loveland Classical Schools Project (RB)
1,000,000	5.00%, 07/01/26 (c)	999,930
500,000	5.00%, 07/01/26 (c)	505,310
	Colorado Health Facilities Authority, Catholic Health Initiatives, Series A (RB)
360,000	4.50%, 05/31/18 (c)	360,410

See Notes to Financial Statements

94

Principal Amount		Value

Colorado: (continued)
$260,000	4.75%, 05/31/18 (c)	$260,003
960,000	5.00%, 07/01/19 (c)	981,427
240,000	5.00%, 02/01/21 (c)	249,850
150,000	5.00%, 02/01/21 (c)	158,948
245,000	5.25%, 07/01/19 (c)	252,103
350,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc., Series A (RB) 5.00%, 12/01/22 (c)	380,835
695,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc., Series B (RB) 4.00%, 12/01/22 (c)	721,201
	Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan Society Project (RB)
1,500,000	5.00%, 06/01/27 (c)	1,615,590
250,000	5.00%, 06/01/27 (c)	271,450
375,000	5.00%, 06/01/27 (c)	409,275
	Colorado Health Facilities Authority, Health and Residential, Volunteers of America Care Facilities (RB)
950,000	5.20%, 05/31/18 (c)	950,484
1,700,000	5.30%, 05/31/18 (c)	1,699,949
1,000,000	Colorado Health Facilities Authority, Ralston Creek at Arvada Project, Series A (RB) 5.75%, 11/01/25 (c)	1,003,630
	Colorado Health Facilities Authority, Senior Residences Project (RB)
1,000,000	6.75%, 06/01/22 (c) (d) *	701,710
1,500,000	7.00%, 06/01/22 (c) (d) *	1,047,255
1,150,000	Colorado Health Facilities Authority, Sunny Vista Living Center Project (RB) 6.13%, 12/01/25 (c)	1,209,202
1,695,000	Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project (RB) 5.00%, 06/01/22 (c)	1,765,953
	Colorado High Performance Transportation Enterprise (RB)
250,000	5.00%, 12/31/24 (c)	269,640
250,000	5.00%, 12/31/24 (c)	270,100
2,500,000	Colorado International Center, Metropolitan District No. 14 (GO) 5.88%, 12/01/23 (c)	2,599,675
	Copperleaf Metropolitan District No. 2 (GO)
500,000	5.25%, 12/01/20 (c)	524,590
500,000	5.75%, 12/01/20 (c)	523,490
3,800,000	Denver City and County, United Airlines, Inc. Project (RB) 5.00%, 10/01/23 (c)	4,078,768
	Denver Convention Center Hotel Authority (RB)
250,000	5.00%, 12/01/26 (c)	272,933
1,000,000	5.00%, 12/01/26 (c)	1,125,320
Principal Amount		Value

Colorado: (continued)
	Dominion Water and Sanitation District (RB)
$1,500,000	5.75%, 12/01/21 (c)	$1,568,235
500,000	6.00%, 12/01/21 (c)	521,345
	Eaton Area Park and Recreation District (GO)
250,000	5.25%, 12/01/22 (c)	263,488
310,000	5.50%, 12/01/22 (c)	329,676
250,000	5.50%, 12/01/22 (c)	269,120
1,045,000	Fountain Urban Renewal Authority, Tax Increment Revenue Refunding and Improvement Bonds, Series A (TA) 4.50%, 11/01/25 (c)	1,015,740
	Lambertson Farms Metropolitan District No. 1 (GO)
500,000	5.75%, 12/15/23 (c)	501,865
500,000	6.00%, 12/15/23 (c)	501,850
1,000,000	Southglenn Metropolitan District (GO) 5.00%, 12/01/21 (c)	1,012,810
500,000	Southlands Metropolitan District No. 1, Series A-1 (GO) 5.00%, 12/01/27 (c)	530,050
	Sterling Ranch Community Authority Board, Colorado Limited Tax, Series A (RB)
3,500,000	5.00%, 12/01/22 (c)	3,531,745
500,000	5.00%, 12/01/22 (c)	507,535
1,000,000	5.00%, 12/01/22 (c)	1,029,320
		41,433,221
Connecticut: 0.4%
630,000	Bridgeport Housing Authority, Energy Performance Equipment (RB) 5.60%, 05/11/18 (c)	628,349
	City of Hartford, Series A (GO)
435,000	5.00%, 04/01/20	452,374
475,000	5.00%, 04/01/23 (c)	511,565
	City of Hartford, Series A (GO)
370,000	4.00%, 04/01/23 (c)	376,767
100,000	5.00%, 04/01/23	109,455
345,000	City of Hartford, Series B (GO) 4.00%, 04/01/23 (c)	351,310
120,000	Connecticut State Health & Educational Facilities Authority, Series F (RB) 4.00%, 07/01/26 (c)	121,078
	Connecticut State Health & Educational Facilities Authority, Series J (RB)
735,000	4.25%, 07/01/22 (c)	760,482
300,000	5.00%, 07/01/22 (c)	320,037
385,000	5.00%, 07/01/22 (c)	407,484
1,040,000	Hartford Stadium Authority, Series A (RB) 4.00%, 02/01/25 (c)	842,410
	Mohegan Tribe of Indians of Connecticut, Series C (RB)
400,000	4.75%, 02/01/20	403,920
250,000	5.75%, 02/01/24	265,003
1,000,000	6.25%, 02/01/26 (c)	1,081,500

See Notes to Financial Statements

95

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Connecticut: (continued)
$195,000	State of Connecticut, Health and Educational Facilities Authority, Series I (RB) 4.50%, 07/01/20 (c)	$201,948
	State of Connecticut, Health and Educational Facilities Authority, Series J (RB)
655,000	4.50%, 07/01/22 (c)	677,578
100,000	5.00%, 07/01/22 (c)	106,399
	Town of Hamden, Connecticut, Series A (RB)
435,000	7.63%, 01/01/20 (c)	456,807
2,000,000	7.75%, 01/01/20 (c)	2,093,400
		10,167,866
Delaware: 0.0%
275,000	Delaware Economic Development Authority, Indian River Power, LLC Project (RB) 5.38%, 10/01/20 (c)	285,370
	Delaware State Economic Development Authority, Series A (RB)
500,000	5.00%, 06/01/26 (c)	496,990
250,000	5.00%, 06/01/26 (c)	251,643
		1,034,003
District of Columbia: 1.4%
	District of Columbia Tobacco Settlement Financing Corp. (RB)
36,000,000	0.00%, 05/16/18 (c) ^	4,419,720
56,785,000	0.00%, 05/31/18 (c) ^	8,852,214
69,000	6.50%, 05/15/33	77,736
	District of Columbia, Ingleside at Rock Creek Project, Series A (RB)
665,000	4.13%, 07/01/24 (c)	671,045
1,000,000	5.00%, 07/01/24 (c)	1,028,070
270,000	5.00%, 07/01/24 (c)	280,854
250,000	5.00%, 07/01/24 (c)	262,933
4,010,000	District of Columbia, National Center for Law Enforcement Issue, Series A (RB) 7.75%, 07/01/21 (c)	4,128,977
1,000,000	District of Columbia, National Center for Law Enforcement Issue, Series B (RB) 6.38%, 05/31/18 (c)	999,970
	District of Columbia, Provident Group - Howard Properties, LLC Issue (RB)
1,115,000	5.00%, 10/01/22 (c)	1,137,501
395,000	5.00%, 10/01/22 (c)	399,657
750,000	5.00%, 10/01/22 (c)	741,142
985,000	6.25%, 04/01/21 (c)	1,053,182
1,525,000	6.50%, 04/01/21 (c)	1,634,022
1,450,000	6.50%, 04/01/21 (c)	1,556,140
1,110,000	District of Columbia, The Howard University Issue, Series A (RB) 6.25%, 04/01/21 (c)	1,202,796
Principal Amount		Value

District of Columbia: (continued)
	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series A (RB)
$705,000	0.00%, 10/01/37 ^	$293,231
1,880,000	5.00%, 04/01/22 (c)	1,994,981
	Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series B (RB)
245,000	0.00%, 10/01/28 (c)	306,872
5,520,000	0.00%, 10/01/37 ^	2,384,806
		33,425,849
Florida: 3.6%
500,000	Alachua County Health Facilities Authority (RB) 6.25%, 11/15/24 (c)	525,940
1,490,000	Alachua County, Florida Health Facilities Authority, Oak Hammock at the University of Florida Project, Series A (RB) 8.00%, 10/01/22 (c)	1,721,710
	Alachua County, Florida Health Facilities Authority, Terraces at Bonita Springs Project, Series A (RB)
1,530,000	8.00%, 11/15/21 (c)	1,721,847
1,005,000	8.13%, 11/15/21 (c)	1,125,982
55,000	Brevard County, Florida Tuff Florida Tech Project (RB) 6.75%, 11/01/19 (c)	56,756
1,335,000	Cape Coral Health Facilities Authority, Gulf Care, Inc. Project (RB) 6.00%, 07/01/25 (c)	1,434,391
500,000	Capital Trust Agency Educational Facilities (RB) 5.25%, 06/15/27 (c)	468,415
145,000	Capital Trust Agency Jacksonville Pool Project, Series A (RB) 4.75%, 12/01/22 (c)	143,630
500,000	Capital Trust Agency Tallahassee Tapestry Senior Housing Project, Series A (RB) 7.13%, 12/01/25 (c)	525,140
1,000,000	Capital Trust Agency Tuscan Gardens of Palm Cost Project, Series A (RB) 7.00%, 04/01/24 (c)	971,520
2,220,000	Capital Trust Agency Tuscan Senior Living Community Project, Series A (RB) 7.00%, 04/01/22 (c)	2,149,071
	City of Tallahassee, Florida Health Facilities Authority, Memorial Healthcare, Inc. Project (RB)
1,310,000	4.00%, 06/01/25 (c)	1,298,524
300,000	5.00%, 06/01/25 (c)	320,811
2,500,000	5.00%, 06/01/25 (c)	2,681,425

See Notes to Financial Statements

96

Principal Amount		Value

Florida: (continued)
	City of Tallahassee, Florida Health Facilities Authority, Memorial Healthcare, Inc. Project, Series A (RB)
$475,000	4.00%, 12/01/25 (c)	$461,576
5,040,000	5.00%, 12/01/25 (c)	5,339,578
	Collier County Industrial Development Authority, Arlington of Naples Project, Series A (RB)
1,150,000	7.00%, 05/15/24	1,262,895
1,600,000	8.13%, 05/15/24 (c)	1,792,304
	Florida Development Finance Corp., Florida Charter Foundation, Inc., Series A (RB)
1,000,000	4.75%, 07/15/26 (c)	945,130
500,000	6.00%, 06/15/27 (c)	492,145
1,000,000	6.13%, 06/15/27 (c)	981,930
	Florida Development Finance Corp., Miami Arts Charter School Project, Series A (RB)
360,000	5.63%, 06/15/24 (c)	349,985
450,000	5.88%, 06/15/24 (c)	429,025
695,000	6.00%, 06/15/24 (c)	644,967
	Florida Development Finance Corp., Renaissance Charter School, Inc. Projects, Series A (RB)
1,000,000	5.75%, 06/15/24 (c)	1,057,660
500,000	6.00%, 06/15/25 (c)	524,440
585,000	6.13%, 06/15/25 (c)	605,563
2,850,000	7.63%, 06/15/21 (c)	3,115,848
5,250,000	Florida Development Finance Corp., Tuscan Isle ChampionsGate Project, Series A (RB) 6.38%, 06/01/23 (c)	5,106,097
	Florida Development Finance Corp., Tuscan Isle Senior Living Community Project, Series A (RB)
375,000	6.00%, 06/01/23 (c)	367,729
1,000,000	7.00%, 06/01/22 (c)	746,360
2,400,000	7.00%, 06/01/22 (c)	1,789,464
125,000	Halifax Hospital Medical Center (RB) 4.00%, 06/01/25 (c)	123,143
500,000	Lake County, Village Veranda at Lady Lake Project, Series A-1 (RB) 7.13%, 01/01/27 (c)	482,360
75,000	Lakes by the Bay South Community Development District (SA) 5.00%, 11/01/22 (c)	77,312
	Lee County Industrial Development Authority, Industrial Development, Community Charter Schools, LLC Projects, Series A (RB)
2,130,000	5.25%, 05/31/18 (c)	2,131,534
3,500,000	5.38%, 05/31/18 (c)	3,499,930
1,475,000	5.75%, 06/15/22 (c)	1,467,271
300,000	Leon County Educational Facilities Authority, Heritage Grove Project (RB) (ACA) 5.13%, 05/31/18 (c)	292,224
Principal Amount		Value

Florida: (continued)
	Martin County Health Facilities Authority, Martin Memorial Medical Center (RB)
$530,000	4.00%, 11/15/24 (c)	$530,297
390,000	4.25%, 11/15/24 (c)	390,878
100,000	5.13%, 11/15/21 (c)	106,214
800,000	5.50%, 11/15/21 (c)	875,336
1,250,000	5.50%, 11/15/21 (c)	1,352,337
	Miami Beach Health Facilities Authority, Mount Sinai Medical Center (RB)
1,950,000	4.25%, 11/15/19 (c)	1,945,378
925,000	5.00%, 11/15/24 (c)	975,551
1,910,000	5.00%, 11/15/24 (c)	2,022,251
250,000	Miami World Center Community Development District (SA) 5.25%, 11/01/27 (c)	263,213
	Miami-Dade County Industrial Development Authority, NCCD-Biscayne Properties LLC Project, Series A (RB)
1,735,000	5.00%, 06/01/25 (c)	1,685,240
525,000	5.00%, 06/01/25 (c)	529,651
	Miami-Dade County, Florida Seaport Department, Series A (RB)
240,000	5.00%, 10/01/23 (c)	259,822
65,000	5.38%, 10/01/23 (c)	72,248
175,000	6.00%, 10/01/23 (c)	200,485
2,460,000	Miami-Dade County, Florida Seaport Department, Series B (RB) 6.00%, 10/01/23 (c)	2,815,618
1,390,000	Miami-Dade County, Industrial Development Authority, Series A (RB) 5.00%, 06/01/25 (c)	1,331,592
	Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
500,000	5.00%, 10/01/25 (c)	548,245
500,000	5.00%, 10/01/25 (c)	552,370
1,000,000	Mid-Bay Bridge Authority, Second Senior Lien, Series C (RB) 5.00%, 10/01/25 (c)	1,086,290
735,000	Midtown Miami Community Development District, Infrastructure Project, Series B (SA) 4.25%, 05/01/23 (c)	758,373
	Midtown Miami Community Development District, Parking Garage Project, Series A (SA)
2,230,000	4.25%, 05/01/23 (c)	2,300,914
1,480,000	5.00%, 05/01/23 (c)	1,552,032
	Northern Palm Beach County Improvement District (RB)
200,000	5.00%, 08/01/27 (c)	208,868
200,000	5.00%, 08/01/27 (c)	210,420
1,250,000	Orange County, Florida Industrial Development Authority, VitAG Florida LLC Project (RB) 8.00%, 07/01/24 (c)	726,337

See Notes to Financial Statements

97

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
	Orlando, Florida Aviation Authority, JetBlue Airways Corp. Project (RB)
$1,740,000	5.00%, 05/15/23 (c)	$1,830,793
1,500,000	5.00%, 05/15/23 (c)	1,606,620
1,500,000	Palm Beach County Health Facilities Authority, Sinai Residences of Boca Raton Project, Series A (RB) 7.50%, 06/01/22 (c)	1,736,715
200,000	Palm Cost park Community Development District (SA) 5.70%, 05/31/18 (c)	197,262
400,000	Sumter County, Florida Village Community Development District No. 8 (SA) 6.13%, 05/01/20 (c)	429,048
855,000	Sumter County, Florida Village Community Development District No. 9 (SA) 5.50%, 05/01/22 (c)	921,579
400,000	Town of Davie, Series A (RB) 6.00%, 04/01/23 (c)	445,156
	Village Community Development District No. 12 (SA)
250,000	3.25%, 05/01/26	249,128
2,495,000	3.63%, 05/01/26 (c)	2,425,564
2,500,000	3.88%, 05/01/26 (c)	2,392,275
1,000,000	4.25%, 05/01/28 (c)	1,019,610
1,250,000	4.38%, 05/01/28 (c)	1,274,875
500,000	Volusia County Industrial Development Authority, Woodland Towers Project, Series C (RB) 7.25%, 07/01/24 (c)	493,665
		87,553,882
Georgia: 0.9%
15,000	Albany-Dougherty Inner City Authority, Series A (RB) (XLCA) 4.50%, 05/31/18 (c)	15,004
	Atlanta Development Authority, Senior Health Care Facilities, Series A-1 (RB)
1,000,000	6.50%, 01/01/28 (c)	1,027,310
2,225,000	6.75%, 01/01/28 (c)	2,237,260
2,500,000	7.00%, 01/01/28 (c)	2,529,375
	Cobb County Development Authority, Provident Village at Creekside Project, Series A (RB)
500,000	6.00%, 07/01/23 (c)	440,435
500,000	6.00%, 07/01/23 (c)	461,515
	DeKalb County, Georgia Hospital Authority, DeKalb Medical Center, Inc. Project (RB)
1,000,000	5.25%, 09/01/20	1,044,540
200,000	6.00%, 09/01/20 (c)	214,756
2,100,000	6.13%, 09/01/20 (c)	2,240,196
	Greene County Development Authority, Glen-I, LLC Project, Series A (RB)
500,000	6.13%, 01/01/25	474,210
625,000	7.25%, 01/01/25 (c)	589,712
Principal Amount		Value

Georgia: (continued)
	Macon-Bibb County Urban Development Authority, Academy for Classical Education, Inc., Series A (RB)
$250,000	5.75%, 06/15/27 (c)	$256,400
500,000	5.88%, 06/15/27 (c)	512,840
1,000,000	6.00%, 06/15/27 (c)	1,027,470
320,000	Main Street Natural Gas, Inc. Gas Project, Series A-1 (RB) 5.50%, 09/15/23	362,954
	Marietta Development Authority, Life University, Inc. Project, Series A (RB)
500,000	5.00%, 11/01/27 (c)	520,720
750,000	5.00%, 11/01/27 (c)	793,582
	Private Colleges and Universities Authority, Savannah College of Art and Design Projects (RB)
1,200,000	4.13%, 04/01/24 (c)	1,222,356
5,405,000	5.00%, 04/01/24 (c)	5,816,537
		21,787,172
Guam: 0.5%
	A. B. Won Pat International Airport Authority, Series C (RB)
1,000,000	5.00%, 10/01/21	1,042,960
200,000	6.25%, 10/01/23 (c)	224,598
	Government of Guam, Series A (RB)
620,000	5.00%, 12/01/26 (c)	651,955
50,000	6.00%, 11/15/19	51,350
1,100,000	Guam Economic Development and Commerce Authority (RB) 5.63%, 05/16/18 (c)	1,079,595
1,100,000	Guam Government Department of Education, John F. Kennedy Project, Series A (CP) 6.88%, 12/01/20 (c)	1,135,310
1,250,000	Guam Government Limited Obligation, Series A (RB) 5.63%, 12/01/19 (c)	1,321,737
	Guam Government Waterworks Authority, Water and Wastewater System (RB)
1,375,000	5.00%, 07/01/26 (c)	1,453,210
500,000	5.25%, 07/01/23 (c)	539,025
355,000	5.50%, 07/01/20 (c)	381,330
3,530,000	5.50%, 07/01/23 (c)	3,836,369
355,000	5.63%, 07/01/20 (c)	382,268
	Guam Power Authority, Series A (RB)
345,000	5.00%, 10/01/22 (c)	357,858
250,000	5.50%, 10/01/20 (c)	270,208
		12,727,773
Hawaii: 0.4%
1,380,000	Kuakini Health System, Series A (RB) 6.38%, 05/31/18 (c)	1,375,391
1,545,000	Kuakini, Hawaii Health System, Special Purpose Revenue, Series A (RB) 6.30%, 05/31/18 (c)	1,548,924

See Notes to Financial Statements

98

Principal Amount		Value

Hawaii: (continued)
	State of Hawaii, Department of Budget and Finance, Series A (RB)
$500,000	5.00%, 01/01/25 (c)	$488,445
1,400,000	6.25%, 07/01/23 (c)	1,465,170
2,085,000	6.63%, 07/01/23 (c)	2,195,672
2,000,000	6.88%, 07/01/23 (c)	2,099,020
		9,172,622
Idaho: 0.3%
	Idaho Health Facilities Authority, Madison Memorial Hospital Project (RB)
450,000	3.50%, 09/01/26 (c)	392,796
1,135,000	5.00%, 09/01/26 (c)	1,203,940
	Idaho Health Facilities Authority, Terraces of Boise Project, Series A (RB)
100,000	7.00%, 10/01/24	110,853
900,000	7.38%, 10/01/24 (c)	995,733
2,000,000	8.00%, 10/01/24 (c)	2,262,420
1,000,000	8.13%, 10/01/24 (c)	1,134,990
2,175,000	Nez Perce County, Potlatch Corp. Project (RB) 2.75%, 10/01/24	2,137,220
		8,237,952
Illinois: 13.8%
	Chicago Board of Education, Series A (GO)
3,845,000	5.00%, 12/01/21 (c)	3,823,776
14,665,000	5.00%, 12/01/22 (c)	14,561,758
410,000	5.25%, 12/01/21 (c)	410,513
75,000	5.50%, 12/01/19	77,577
8,615,000	5.50%, 12/01/21 (c)	8,698,049
110,000	5.50%, 12/01/25	121,470
200,000	5.50%, 12/01/26	218,834
105,000	5.50%, 12/01/26	115,955
14,020,000	7.00%, 12/01/25 (c)	16,103,933
5,200,000	7.00%, 12/01/25 (c)	6,081,504
250,000	7.00%, 12/01/27 (c)	294,568
	Chicago Board of Education, Series B (GO)
1,450,000	5.00%, 12/01/22 (c)	1,452,291
1,105,000	5.00%, 12/01/22 (c)	1,108,536
	Chicago Board of Education, Series C (GO)
1,820,000	5.00%, 12/01/18 (c)	1,824,368
1,060,000	5.00%, 12/01/18 (c)	1,062,300
1,060,000	5.00%, 12/01/18 (c)	1,066,593
600,000	5.00%, 12/01/18 (c)	604,146
250,000	5.00%, 12/01/27 (c)	250,368
6,250,000	5.00%, 12/01/27 (c)	6,354,437
2,000,000	5.00%, 12/01/27	2,070,760
745,000	5.25%, 12/01/18 (c)	749,582
150,000	5.25%, 12/01/18 (c)	150,846
770,000	5.25%, 12/01/18 (c)	773,596
5,165,000	5.25%, 12/01/24 (c)	5,216,237
3,965,000	5.25%, 12/01/24 (c)	3,982,327
1,000,000	6.00%, 12/01/24 (c)	1,058,890
Principal Amount		Value

Illinois: (continued)
$1,890,000	Chicago Board of Education, Series E (GO) 5.13%, 12/01/24 (c)	$1,915,723
	Chicago Board of Education, Series F (GO)
1,970,000	5.00%, 12/01/20 (c)	1,974,669
1,275,000	5.00%, 12/01/20	1,326,561
5,500,000	Chicago Board of Education, Series H (GO) 5.00%, 12/01/27 (c)	5,417,500
	Chicago O’Hare International Airport, Senior Lien (RB)
400,000	5.50%, 01/01/23 (c)	445,784
1,585,000	5.75%, 01/01/23 (c)	1,782,126
	Chicago School Reform Board of Trustees, Series A (GO)
150,000	0.00%, 12/01/23 ^	118,235
105,000	0.00%, 12/01/25 ^	75,046
680,000	0.00%, 12/01/29 ^	399,316
	Chicago School Reform Board of Trustees, Series B-1 (GO)
245,000	0.00%, 12/01/21 ^	213,432
400,000	0.00%, 12/01/24 ^	299,416
1,275,000	0.00%, 12/01/25 ^	911,268
715,000	0.00%, 12/01/26 ^	487,651
150,000	0.00%, 12/01/27 ^	97,659
385,000	0.00%, 12/01/28 ^	238,196
380,000	0.00%, 12/01/30 ^	211,299
345,000	Chicago Transit Authority, Federal Transit Administration Section 5307 (RB) 5.00%, 06/01/21	370,199
915,000	City of Chicago, Modern School Across Chicago Program, Series A (GO) 5.00%, 12/01/20 (c)	942,853
	City of Chicago, Neighborhoods Alive 21 Program, Series B (GO)
235,000	5.00%, 01/01/25	250,172
910,000	5.25%, 01/01/25 (c)	965,528
945,000	5.25%, 01/01/25 (c)	1,008,324
7,990,000	5.50%, 01/01/25 (c)	8,407,557
855,000	5.50%, 01/01/25 (c)	911,806
115,000	5.50%, 01/01/25 (c)	123,121
	City of Chicago, Series A (GO)
100,000	0.00%, 01/01/29 ^	62,737
700,000	4.63%, 01/01/21 (c)	689,164
200,000	5.00%, 05/31/18 (c)	201,030
50,000	5.00%, 01/01/20 (c)	51,355
500,000	5.00%, 12/01/20 (c)	519,215
1,420,000	5.00%, 01/01/21 (c)	1,432,581
370,000	5.00%, 01/01/21	386,091
1,015,000	5.00%, 01/01/22 (c)	1,030,195
840,000	5.00%, 01/01/22 (c)	851,155
395,000	5.00%, 01/01/23	416,275
885,000	5.00%, 01/01/24 (c)	900,656
620,000	5.00%, 01/01/24 (c)	632,202
935,000	5.00%, 01/01/24 (c)	950,138
270,000	5.25%, 05/31/18 (c)	270,437

See Notes to Financial Statements

99

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$225,000	5.25%, 05/31/18 (c)	$225,380
340,000	5.25%, 05/31/18 (c)	340,408
2,050,000	5.25%, 01/01/21 (c)	2,086,510
280,000	5.25%, 01/01/24 (c)	291,374
1,120,000	5.25%, 01/01/24 (c)	1,160,947
150,000	5.25%, 01/01/24 (c)	156,474
1,150,000	5.25%, 01/01/24 (c)	1,201,393
600,000	5.25%, 01/01/24 (c)	620,424
880,000	5.38%, 01/01/25 (c)	935,299
580,000	5.50%, 01/01/25 (c)	607,254
445,000	5.50%, 01/01/25 (c)	470,085
1,320,000	5.50%, 01/01/25 (c)	1,400,652
500,000	5.63%, 01/01/27 (c)	546,710
1,000,000	5.63%, 01/01/27 (c)	1,101,770
150,000	5.75%, 01/01/27 (c)	164,108
6,400,000	6.00%, 01/01/27 (c)	7,086,848
870,000	City of Chicago, Series B (GO) 5.00%, 01/01/23	916,858
	City of Chicago, Series C (GO)
555,000	0.00%, 01/01/30 ^	314,835
195,000	0.00%, 01/01/32 ^	98,777
850,000	5.00%, 01/01/19 (c)	854,301
300,000	5.00%, 01/01/20	309,114
1,800,000	5.00%, 01/01/22 (c)	1,870,632
1,035,000	5.00%, 01/01/22	1,083,914
195,000	5.00%, 01/01/22 (c)	201,104
110,000	5.00%, 01/01/22 (c)	113,708
1,050,000	5.00%, 01/01/24	1,113,063
1,760,000	5.00%, 01/01/25	1,873,626
430,000	5.00%, 01/01/26 (c)	439,026
380,000	5.00%, 01/01/26	405,107
	City of Chicago, Series D (GO)
415,000	5.00%, 01/01/19 (c)	417,154
220,000	5.00%, 01/01/19 (c)	221,344
1,045,000	5.50%, 01/01/25 (c)	1,099,612
685,000	5.50%, 01/01/25 (c)	716,394
520,000	5.50%, 01/01/25 (c)	551,772
2,715,000	5.50%, 01/01/25 (c)	2,868,045
	City of Chicago, Series E (GO)
910,000	5.50%, 01/01/25 (c)	950,113
915,000	5.50%, 01/01/25 (c)	964,428
1,000,000	City of Chicago, Waterworks Revenue, Second Lien (RB) (AMBAC) 5.75%, 11/01/30	1,141,340
	City of Harvey, Series A (GO)
465,000	5.50%, 05/31/18 (c) (d)	316,851
3,600,000	5.63%, 05/31/18 (c) (d)	2,370,816
625,000	Cook County Community College District No. 508 (GO) 5.25%, 12/01/23 (c)	662,744
1,020,000	Cook County, Recovery Zone Facility, Navistar International Corp. Project (RB) 6.75%, 10/15/20 (c)	1,083,893
	Illinois Finance Authority, Admiral Lake Project (RB)
4,500,000	5.00%, 05/15/24 (c)	4,443,750
1,500,000	5.13%, 05/15/24 (c)	1,475,070
Principal Amount		Value

Illinois: (continued)
$1,150,000	5.25%, 05/15/24 (c)	$1,126,287
500,000	5.25%, 05/15/24 (c)	496,615
3,000,000	5.50%, 05/15/24 (c)	3,021,150
425,000	Illinois Finance Authority, Centegra Health System (RB) 4.00%, 09/01/22 (c)	411,889
	Illinois Finance Authority, Centegra Health System, Series A (RB)
445,000	4.63%, 09/01/24 (c)	452,917
400,000	5.00%, 09/01/24 (c)	422,840
250,000	5.00%, 09/01/24 (c)	262,135
5,000	Illinois Finance Authority, Central Baptist Village (RB) 5.38%, 05/31/18 (c)	5,004
	Illinois Finance Authority, Franciscan Communities, Inc., Series A (RB)
695,000	4.75%, 05/15/23 (c)	719,832
260,000	5.13%, 05/15/23 (c)	272,373
860,000	5.25%, 05/15/23 (c)	904,178
1,000,000	Illinois Finance Authority, Friendship Village of Schaumburg (RB) 5.00%, 02/15/27 (c)	972,620
	Illinois Finance Authority, Institute of Technology, Series A (RB)
890,000	5.00%, 05/31/18 (c)	857,328
2,610,000	5.00%, 05/31/18 (c)	2,580,559
500,000	Illinois Finance Authority, Intrinsic School Project, Series A (RB) 6.00%, 12/01/25 (c)	507,870
	Illinois Finance Authority, Lutheran Home and Obligated Group (RB)
500,000	5.50%, 05/15/22 (c)	532,485
400,000	5.75%, 05/15/22 (c)	419,912
1,555,000	Illinois Finance Authority, Navistar International Corp. Project (RB) 6.75%, 10/15/20 (c)	1,652,405
1,000,000	Illinois Finance Authority, Norwegian American Hospital Inc. (RB) 7.75%, 09/15/20 (c)	1,091,380
	Illinois Finance Authority, Park Place of Elmhurst Project, Series A (RB)
500,000	6.20%, 05/15/20 (c)	496,730
230,000	6.24%, 05/15/20 (c)	222,348
315,000	6.33%, 05/15/20 (c)	311,236
405,000	6.44%, 05/15/20 (c)	401,165
479,940	Illinois Finance Authority, Park Place of Elmhurst Project, Series B (RB) 5.63%, 05/15/20	476,888
	Illinois Finance Authority, Presence Health Network, Series C (RB)
390,000	4.00%, 02/15/27 (c)	390,842
250,000	4.00%, 02/15/27 (c)	248,508
330,000	4.00%, 02/15/27 (c)	334,877
290,000	5.00%, 02/15/24	321,398
150,000	5.00%, 02/15/27 (c)	171,147
400,000	5.00%, 02/15/27 (c)	439,312
	Illinois Finance Authority, Roosevelt University Project (RB)
305,000	5.75%, 10/01/19 (c)	316,389

See Notes to Financial Statements

100

Principal Amount		Value

Illinois: (continued)
$1,390,000	6.25%, 10/01/19 (c)	$1,450,270
2,855,000	6.50%, 10/01/19 (c)	2,985,274
100,000	6.50%, 10/01/19 (c)	104,509
	Illinois Finance Authority, Silver Cross Hospital and Medical Center, Series C (RB)
230,000	5.00%, 08/15/25 (c)	245,748
525,000	5.00%, 08/15/25 (c)	553,791
	Illinois Finance Authority, Swedish Covenant Hospital, Series A (RB)
460,000	5.75%, 02/15/20 (c)	490,273
270,000	6.00%, 02/15/20 (c)	288,946
880,000	Illinois Finance Authority, Three Crowns Park (RB) 5.25%, 02/15/24 (c)	917,022
100,000	Illinois Finance Authority, Uno Chapter School Network, Inc. Project, Series B (RB) 7.13%, 10/01/21 (c)	105,977
6,745,000	Illinois Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) 4.25%, 06/15/22 (c)	6,236,157
	Illinois Sports Facilities Authority (RB) (AMBAC)
615,000	0.00%, 06/15/26 ^	436,060
1,000,000	5.00%, 06/15/24 (c)	1,079,660
	Metropolitan Pier and Exposition Authority (RB)
515,000	0.00%, 06/15/30 ^	298,190
380,000	5.70%, 06/15/23	427,188
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB)
670,000	0.00%, 06/15/29 ^	408,037
220,000	0.00%, 12/15/30 ^	124,234
125,000	0.00%, 06/15/31 ^	68,655
190,000	0.00%, 06/15/34 ^	88,033
500,000	0.00%, 12/15/34 ^	226,200
160,000	0.00%, 06/15/37 ^	63,173
1,500,000	0.00%, 06/15/40 ^	499,890
7,385,000	5.00%, 06/15/22 (c)	7,580,702
3,125,000	5.00%, 12/15/25 (c)	3,220,625
250,000	5.00%, 12/15/27 (c)	262,250
400,000	5.50%, 06/15/20 (c)	409,604
1,400,000	5.50%, 12/15/25 (c)	1,487,528
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB)
1,080,000	0.00%, 06/15/28 ^	691,146
1,000,000	0.00%, 12/15/41 ^	297,220
720,000	0.00%, 12/15/50 ^	130,702
1,315,000	0.00%, 12/15/51 ^	224,142
1,250,000	5.00%, 12/15/20	1,317,662
1,450,000	5.00%, 06/15/22 (c)	1,526,444
175,000	5.00%, 06/15/22 (c)	183,271
820,000	5.00%, 06/15/22 (c)	838,622
3,805,000	5.00%, 06/15/22 (c)	3,971,545
335,000	5.00%, 12/15/22	358,018
Principal Amount		Value

Illinois: (continued)
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B-2 (RB)
$5,660,000	5.00%, 06/15/20 (c)	$5,739,183
385,000	5.20%, 06/15/20 (c)	391,930
5,735,000	5.25%, 06/15/20 (c)	5,843,965
435,000	Northeastern Illinois University, Capital Improvement Project (CP) 4.00%, 10/01/22 (c)	332,510
230,000	Southwestern Illinois Development Authority (RB) 5.35%, 05/31/18 (c)	169,305
430,000	Southwestern Illinois Development Authority, United States Steel Corp. Project (RB) 5.75%, 08/01/22 (c)	433,173
	State of Illinois (GO)
2,000,000	3.50%, 06/01/26 (c)	1,767,400
935,000	3.50%, 06/01/26 (c)	846,465
1,030,000	3.50%, 06/01/26 (c)	921,428
150,000	4.00%, 08/01/22 (c)	146,850
500,000	4.00%, 01/01/26 (c)	467,310
460,000	4.00%, 06/01/26 (c)	413,269
595,000	4.00%, 06/01/26 (c)	537,208
4,000,000	4.00%, 06/01/26 (c)	3,665,160
2,000,000	4.00%, 06/01/26 (c)	1,819,220
2,930,000	4.00%, 06/01/26 (c)	2,720,388
1,000,000	4.00%, 06/01/26 (c)	921,890
150,000	4.13%, 03/01/22 (c)	144,869
485,000	4.13%, 11/01/26 (c)	450,468
40,000	4.50%, 09/01/18 (c)	40,126
530,000	4.50%, 11/01/26 (c)	503,367
75,000	5.00%, 09/01/18 (c)	75,116
100,000	5.00%, 09/01/18 (c)	100,065
410,000	5.00%, 09/01/18 (c)	410,332
175,000	5.00%, 09/01/18 (c)	175,166
250,000	5.00%, 05/01/19	255,000
1,255,000	5.00%, 06/01/19	1,281,995
300,000	5.00%, 06/01/19	306,453
530,000	5.00%, 01/01/20 (c)	542,545
130,000	5.00%, 01/01/20 (c)	132,612
750,000	5.00%, 01/01/21	776,985
100,000	5.00%, 01/01/21	103,598
100,000	5.00%, 04/01/21	103,585
505,000	5.00%, 07/01/21	524,559
1,000,000	5.00%, 01/01/22 (c)	1,011,600
1,020,000	5.00%, 02/01/22	1,058,342
1,000,000	5.00%, 02/01/22	1,037,590
505,000	5.00%, 03/01/22	524,382
200,000	5.00%, 03/01/22 (c)	202,698
55,000	5.00%, 06/01/22	57,239
100,000	5.00%, 07/01/22	104,146
1,830,000	5.00%, 08/01/22 (c)	1,894,928
1,465,000	5.00%, 08/01/22	1,526,852
3,210,000	5.00%, 02/01/23	3,347,356
3,490,000	5.00%, 02/01/23	3,639,337
110,000	5.00%, 04/01/23 (c)	110,565
335,000	5.00%, 05/01/23	348,497
250,000	5.00%, 07/01/23	260,363

See Notes to Financial Statements

101

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Illinois: (continued)
$350,000	5.00%, 02/01/24 (c)	$360,003
375,000	5.00%, 02/01/24 (c)	388,024
1,105,000	5.00%, 02/01/24	1,149,078
3,000,000	5.00%, 02/01/24 (c)	3,014,640
3,315,000	5.00%, 02/01/24	3,447,235
585,000	5.00%, 04/01/24 (c)	601,854
3,540,000	5.00%, 04/01/24 (c)	3,614,305
2,985,000	5.00%, 05/01/24 (c)	3,062,670
1,025,000	5.00%, 05/01/24 (c)	1,054,930
140,000	5.00%, 05/01/24	145,508
100,000	5.00%, 05/01/24 (c)	100,980
275,000	5.00%, 05/01/24 (c)	279,268
1,770,000	5.00%, 01/01/26 (c)	1,794,621
5,250,000	5.00%, 02/01/26	5,472,075
1,040,000	5.00%, 06/01/26 (c)	1,076,286
600,000	5.00%, 06/01/26 (c)	623,412
125,000	5.00%, 06/01/26	130,309
4,500,000	5.00%, 02/01/27 (c)	4,674,105
290,000	5.25%, 07/01/23 (c)	298,021
510,000	5.25%, 07/01/23 (c)	526,468
1,550,000	5.25%, 07/01/23 (c)	1,603,661
1,145,000	5.50%, 07/01/23 (c)	1,216,666
105,000	5.50%, 07/01/23 (c)	108,174
2,500,000	5.50%, 07/01/23 (c)	2,674,450
445,000	5.50%, 01/01/30	479,145
	State of Illinois, Series A (GO)
950,000	4.00%, 09/01/18 (c)	929,860
1,030,000	4.00%, 01/01/22 (c)	979,993
100,000	4.00%, 01/01/22 (c)	94,366
190,000	4.00%, 01/01/22 (c)	190,893
320,000	4.00%, 01/01/22 (c)	311,936
500,000	5.00%, 12/01/27 (c)	512,610
500,000	5.00%, 12/01/27 (c)	514,555
500,000	5.00%, 12/01/27	521,640
4,250,000	5.00%, 05/01/28 (c)	4,316,725
1,000,000	5.00%, 05/01/28 (c)	1,030,090
1,500,000	5.00%, 05/01/28 (c)	1,549,995
790,000	State of Illinois, Series B (GO) 5.25%, 01/01/21	823,401
	State of Illinois, Series D (GO)
1,215,000	3.25%, 11/01/26	1,107,120
4,000,000	5.00%, 11/01/23	4,175,560
1,110,000	5.00%, 11/01/26	1,156,786
3,500,000	5.00%, 11/01/27 (c)	3,634,050
360,000	Village of Bridgeview (GO) 5.00%, 12/01/22 (c)	327,319
	Village of Bridgeview, Series A (GO)
1,155,000	5.50%, 06/01/18 (c)	1,124,034
4,250,000	5.50%, 06/01/24 (c)	4,136,057
100,000	Village of Hillside, Mannhaein Redevelopment Project (TA) 7.00%, 05/31/18 (c)	102,091
200,000	Will and Cook County Community High School District No. 210, Series B (GO) 0.00%, 01/01/33 ^	87,670
Principal
Amount		Value

Illinois: (continued)
	Will County Community High School District No. 210, Series B (GO)
$160,000	0.00%, 01/01/27 ^	$104,658
110,000	0.00%, 01/01/28 ^	67,997
90,000	0.00%, 01/01/29 ^	51,134
		337,164,118
Indiana: 1.3%
	Allen County, Storypoint Fort Wayne Project, Series A-1 (RB)
300,000	6.75%, 01/15/24 (c)	319,437
225,000	6.88%, 01/15/24 (c)	240,055
	Barrington of Carmel Project, Series A (RB)
1,500,000	7.13%, 11/15/22 (c)	1,609,680
2,555,000	7.13%, 11/15/22 (c)	2,736,507
3,295,000	City of Anderson University (RB) 6.00%, 10/01/22 (c)	3,432,896
1,000,000	City of Rockport, Steel Corp. Project, Series A (RB) 7.00%, 02/01/22 (c)	1,019,910
1,100,000	City of Valparaiso, Indiana Exempt Facilities Revenue, Pratt Paper, LLC Project (RB) 5.88%, 01/01/24	1,218,811
500,000	Indiana Finance Authority, Baptist Healthcare System (RB) 5.00%, 08/15/27 (c)	534,435
	Indiana Finance Authority, Earlham College Project (RB)
1,040,000	5.00%, 10/01/23 (c)	1,044,846
50,000	5.00%, 10/01/23 (c)	50,780
575,000	Indiana Finance Authority, I-69 Section 5 Project (RB) 6.00%, 12/01/19	595,458
	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB)
765,000	5.13%, 08/15/20 (c)	797,352
725,000	5.50%, 08/15/20 (c)	754,116
600,000	5.50%, 08/15/20 (c)	624,768
	Indiana Finance Authority, Ohio River Bridges East End Crossing Project, Series A (RB)
250,000	5.00%, 07/01/23 (c)	267,198
2,805,000	5.00%, 07/01/23 (c)	2,982,977
3,450,000	5.25%, 07/01/23 (c)	3,704,127
	Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB)
4,110,000	5.00%, 06/01/22 (c)	4,102,068
2,715,000	5.00%, 06/01/22 (c)	2,716,819
	Indiana Finance Authority, United States Steel Corp. Project (RB)
320,000	5.75%, 08/01/22 (c)	322,362
2,515,000	6.00%, 06/01/20 (c)	2,584,489
		31,659,091

See Notes to Financial Statements

102

Principal
Amount		Value

Iowa: 2.1%
$7,240,000	Iowa Finance Authority, Alcoa, Inc. Project (RB) 4.75%, 08/01/22 (c)	$7,427,009
	Iowa Finance Authority, Iowa Fertilizer Co. Project (RB)
6,975,000	5.25%, 12/01/23 (c)	7,432,141
10,000	5.50%, 12/01/18 (c)	10,147
2,775,000	5.88%, 06/01/19 (c)	2,954,598
9,145,000	Iowa Finance Authority, Iowa Fertilizer Co. Project, Series B (RB) 5.25%, 12/01/22 (c) (p)	9,637,550
	Iowa Finance Authority, Sunrise Retirement Community Project (RB)
635,000	5.50%, 09/01/20 (c)	643,477
1,685,000	5.50%, 09/01/20 (c)	1,720,065
785,000	5.75%, 09/01/20 (c)	801,092
	Iowa Higher Education Loan Authority, Wartburg College Project (RB)
2,800,000	5.00%, 10/01/25 (c)	2,825,788
1,550,000	5.00%, 10/01/25 (c)	1,582,658
180,000	Tobacco Settlement Authority, Series B (RB) 5.60%, 05/31/18 (c)	181,859
	Tobacco Settlement Authority, Series C (RB)
3,175,000	5.38%, 05/31/18 (c)	3,182,779
5,585,000	5.50%, 05/31/18 (c)	5,607,117
6,960,000	5.63%, 05/31/18 (c)	6,996,053
800,000	Tobacco Settlement Authority, Series D (RB) 0.00%, 05/31/18 (c) ^	136,400
		51,138,733
Kansas: 0.6%
1,130,000	Arkansas City Public Building Commission, South Central Regional Medical Center (RB) 6.25%, 09/01/19 (c)	1,151,221
400,000	City of Lenexa, Lakeview Village, Inc. Project (RB) 5.25%, 05/14/18 (c)	400,460
1,000,000	City of Wichita, Health Care Facilities, Series I (RB) 5.00%, 05/15/25 (c)	1,019,720
255,000	City of Wichita, Health Care Facilities, Series II-A (RB) 5.25%, 12/01/26 (c)	267,554
380,000	City of Wichita, Health Care Facilities, Series IV-A (RB) 5.63%, 05/15/24 (c)	385,711
	Overland Park, Kansas Development Corp. (RB) (AMBAC)
8,200,000	5.13%, 05/31/18 (c)	8,212,710
100,000	5.13%, 05/31/18 (c)	100,155
1,000,000	5.25%, 05/31/18 (c)	1,001,550
2,550,000	Overland Park, Kansas, Prairiefire At Lionsgate Project (RB) 6.00%, 12/15/22 (c)	2,187,288
Principal
Amount		Value

Kansas: (continued)
$165,000	Wyandotte County, Kansas City Unified Government (RB) 0.00%, 12/01/27 ^	$108,662
	Wyandotte County, Kansas City Unified Government, Series A (RB)
445,000	5.00%, 09/01/25 (c)	471,558
470,000	6.00%, 09/01/25 (c)	499,102
		15,805,691
Kentucky: 0.8%
1,000,000	Christian County, Jennie Stuart Medical Center (RB) 5.50%, 02/01/26 (c)	1,068,770
	Kentucky Economic Development Finance Authority, Masonic Homes of Kentucky, Inc. (RB)
25,000	4.13%, 11/15/20	25,646
250,000	5.00%, 05/15/26 (c)	263,518
250,000	5.00%, 05/15/26 (c)	260,058
400,000	5.38%, 11/15/22 (c)	422,604
250,000	5.50%, 11/15/22 (c)	261,715
1,585,000	Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project (RB) 5.00%, 07/01/25 (c)	1,674,156
	Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Series A (RB)
7,365,000	4.25%, 07/01/25 (c)	7,137,274
525,000	5.00%, 07/01/25 (c)	553,192
	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series A (RB)
150,000	5.00%, 06/01/26	165,492
750,000	5.25%, 06/01/27 (c)	814,822
490,000	5.75%, 06/01/20 (c)	526,627
350,000	6.00%, 06/01/20 (c)	377,937
395,000	6.38%, 06/01/20 (c)	429,531
150,000	6.50%, 06/01/20 (c)	163,332
1,140,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series B (RB) 6.38%, 06/01/20 (c)	1,239,659
	Kentucky Economic Development Finance Authority, Rosedale Green Project (RB)
510,000	5.50%, 11/15/25 (c)	510,923
500,000	5.75%, 11/15/25 (c)	505,770
335,000	Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project, Series A (RB) 5.75%, 07/01/23 (c)	366,993
	Louisville and Jefferson County Metro Government, Catholic Health Initiatives, Series A (RB)
150,000	5.00%, 06/01/22 (c)	163,304
220,000	5.00%, 06/01/22 (c)	236,687

See Notes to Financial Statements

103

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Kentucky: (continued)
$1,220,000	Ohio County, Kentucky Pollution Control, Big Rivers Electric Corp. |Project, Series A (RB) 6.00%, 07/15/20 (c)	$1,237,422
		18,405,432
Louisiana: 0.3%
	Jefferson Parish Hospital Service District No. 2 (RB)
500,000	5.63%, 07/01/21 (c)	502,040
290,000	6.25%, 07/01/21 (c)	297,903
3,490,000	6.38%, 07/01/21 (c)	3,558,997
1,000,000	Louisiana Local Government Environmental Facilities and Community Development Authority, St. James Place of Baton Rouge Project, Series A (RB) 6.25%, 11/15/25 (c)	1,105,400
530,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project, Series A (RB) 6.50%, 08/01/20 (c)	581,028
500,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project, Series A-1 (RB) 6.50%, 11/01/20 (c)	550,810
400,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project, Series A-2 (RB) 6.50%, 11/01/20 (c)	440,648
	Louisiana Public Facilities Authority, Louisiana Pellets, Inc. Project (RB)
1,647,254	7.75%, 07/01/24 (c) (d) § *	16
1,389,436	8.38%, 07/01/24 (c) (d) § *	14
2,259,041	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) § *	23
350,000	Parish of St. Charles, Valero Project (RB) 4.00%, 06/01/22 (p)	370,801
		7,407,680
Maine: 0.6%
4,500,000	Maine Finance Authority, Solid Disposal Facility (RB) 5.38%, 12/15/26 (c)	4,665,510
200,000	Maine Health and Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue (RB) 6.95%, 07/01/21 (c)	218,414
Principal
Amount		Value

Maine: (continued)
	Maine Health and Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue, Series A (RB)
$490,000	4.00%, 07/01/26 (c)	$422,997
300,000	4.00%, 07/01/26 (c)	263,592
645,000	5.00%, 07/01/26 (c)	662,357
1,000,000	5.00%, 07/01/26 (c)	1,028,280
	Maine Health and Higher Educational Facilities Authority, General Medical Center Issue (RB)
75,000	5.25%, 07/01/21	77,396
1,735,000	6.00%, 07/01/21 (c)	1,830,720
2,220,000	6.75%, 07/01/21 (c)	2,400,952
50,000	6.95%, 07/01/21 (c)	54,619
55,000	7.50%, 07/01/21 (c)	61,409
2,000,000	Rumford, Maine Solid Waste Disposal, Boise Cascade Corp. (RB) 6.88%, 05/31/18 (c)	1,999,800
		13,686,046
Maryland: 1.3%
1,000,000	Anne Arundel County Consolidated Special Taxing District, The Village at Two Rivers Project (ST) 5.25%, 07/01/24 (c)	1,008,350
915,000	City of Baltimore (RB) 5.00%, 09/01/27 (c)	1,012,658
	City of Baltimore, Convention Center Hotel Revenue (RB)
2,000,000	5.00%, 09/01/27 (c)	2,193,540
1,425,000	5.00%, 09/01/27 (c)	1,568,797
500,000	City of Baltimore, East Baltimore Research Park Project, Series A (RB) 5.00%, 09/01/27 (c)	532,975
250,000	City of Baltimore, Harbor Point Project (RB) 5.13%, 06/01/26 (c)	258,253
2,780,000	Frederick County Urbana Community Development Authority, Series B (ST) 5.50%, 07/01/20 (c)	2,915,497
2,000,000	Frederick County, Maryland Education Facilities Project, Series A (RB) 5.00%, 09/01/27 (c)	2,101,840
500,000	Howard County, Series A (TA) 4.50%, 02/15/26 (c)	504,220
3,785,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 09/01/20 (c)	3,951,351
	Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA)
100,000	3.75%, 01/01/27 (c)	101,328
470,000	4.38%, 01/01/27 (c)	479,668
530,000	4.50%, 01/01/27 (c)	539,105

See Notes to Financial Statements

104

Principal
Amount		Value

Maryland: (continued)
$1,120,000	Maryland Economic Development Corp., Transportation Facilities Project, Series A (RB) 5.00%, 06/01/28 (c)	$1,250,536
	Maryland Health and Higher Educational Facilities Authority, Mercy Medical Center Issue, Series A (RB)
400,000	4.00%, 07/01/26 (c)	390,884
250,000	5.00%, 07/01/26 (c)	271,058
	Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB)
210,000	4.00%, 07/01/25 (c)	211,947
145,000	4.25%, 07/01/25 (c)	146,241
1,500,000	5.00%, 07/01/25 (c)	1,592,550
500,000	5.00%, 07/01/25 (c)	532,455
625,000	5.00%, 07/01/25 (c)	677,325
	Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Issue (RB)
900,000	5.00%, 07/01/19	928,881
430,000	5.00%, 07/01/20	454,918
40,000	5.00%, 07/01/22	43,847
1,025,000	5.00%, 07/01/24	1,146,268
500,000	5.25%, 07/01/24 (c)	563,160
	Mayor and Council of Rockville, Ingleside at King Farm Project, Series B (RB)
1,000,000	5.00%, 11/01/24 (c)	1,075,100
1,000,000	5.00%, 11/01/24 (c)	1,079,190
	Prince George’s County, Collington Episcopal Life Care Community, Inc. (RB)
1,000,000	5.25%, 04/01/27 (c)	1,052,280
1,000,000	5.25%, 04/01/27 (c)	1,062,840
	Prince George’s County, Suitland-Naylor Road Project (TA)
500,000	4.75%, 01/01/26 (c)	484,000
500,000	5.00%, 01/01/26 (c)	490,335
		30,621,397
Massachusetts: 1.5%
	Massachusetts Development Finance Agency, Boston Medical Center, Series E (RB)
750,000	4.00%, 07/01/26 (c)	737,722
500,000	5.00%, 07/01/26 (c)	549,480
	Massachusetts Development Finance Agency, Emerson College (RB)
685,000	5.00%, 01/01/25 (c)	730,669
680,000	5.00%, 01/01/25 (c)	723,078
500,000	5.00%, 01/01/25 (c)	537,440
	Massachusetts Development Finance Agency, Emmanuel College, Series A (RB)
1,000,000	4.00%, 10/01/26 (c)	971,820
445,000	5.00%, 07/01/22 (c)	492,993
500,000	5.00%, 10/01/26 (c)	541,350
Principal
Amount		Value

Massachusetts: (continued)
$1,000,000	Massachusetts Development Finance Agency, Lawrence General Hospital (RB) 5.00%, 07/01/27 (c)	$1,056,380
	Massachusetts Development Finance Agency, Lawrence General Hospital, Series A (RB)
350,000	5.25%, 07/01/24 (c)	377,636
435,000	5.50%, 07/01/24 (c)	471,048
750,000	Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB) 4.00%, 10/01/22 (c)	767,130
280,000	Massachusetts Development Finance Agency, Orchard Cove (RB) 5.25%, 05/31/18 (c)	280,288
	Massachusetts Development Finance Agency, Series 20 (RB)
1,000,000	4.00%, 10/01/22 (c)	984,890
4,000,000	4.13%, 10/01/22 (c)	3,882,920
2,250,000	5.00%, 10/01/22 (c)	2,356,582
1,000,000	5.00%, 10/01/22 (c)	1,059,250
2,175,000	Massachusetts Development Finance Agency, Series B (RB) 4.88%, 05/31/18 (c)	2,175,522
1,110,000	Massachusetts Development Finance Agency, Series C (RB) 5.25%, 05/31/18 (c)	1,110,688
	Massachusetts Development Finance Agency, Series D (RB)
285,000	4.00%, 07/01/25 (c)	276,704
1,105,000	5.00%, 07/01/25 (c)	1,185,985
	Massachusetts Development Finance Agency, Series I (RB)
1,000,000	4.00%, 07/01/26 (c)	997,400
1,020,000	5.00%, 07/01/26 (c)	1,161,953
510,000	5.00%, 07/01/26 (c)	551,096
	Massachusetts Development Finance Agency, Suffolk University (RB)
3,300,000	4.00%, 07/01/27 (c)	3,317,490
1,000,000	5.00%, 07/01/27 (c)	1,120,010
3,000,000	5.00%, 07/01/27 (c)	3,310,440
1,500,000	5.00%, 07/01/27 (c)	1,661,385
	Massachusetts Development Finance Agency, Umass Health Care, Series L (RB)
290,000	3.63%, 07/01/27 (c)	276,651
550,000	4.00%, 07/01/27 (c)	538,604
190,000	Massachusetts Development Finance Agency, Umass Memorial Health Care, Series I (RB) 5.00%, 07/01/26 (c)	214,685
1,500,000	Massachusetts State Development Finance Agency, Linden Ponds, Inc., Series A (RB) 4.68%, 11/15/21	1,507,500
		35,926,789

See Notes to Financial Statements

105

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Michigan: 1.9%
$2,200,000	Calhoun County Hospital Finance Authority, Oaklawn Hospital (RB) 5.00%, 02/15/27 (c)	$2,291,938
990,000	City of Flint Hospital Building Authority, Hurley Medical Center (RB) 7.38%, 07/01/20 (c)	1,068,349
425,000	City of Flint Hospital Building Authority, Hurley Medical Center, Series B (RB) 4.75%, 07/01/23 (c)	420,588
220,000	Detroit Local Development Finance Authority, Series A (TA) 5.50%, 05/31/18 (c)	217,356
	Grand Rapids Economic Development Corp., Beacon Hill at EastGate Project, Series A (RB)
500,000	5.00%, 11/01/24 (c)	517,975
500,000	5.00%, 11/01/24 (c)	519,930
165,000	Great Lakes Water Authority, Water Supply System, Second Lien, Series B (RB) 5.00%, 07/01/26 (c)	180,231
	Michigan Finance Authority, Detroit Water and Sewerage Department, Series C (RB)
700,000	5.00%, 07/01/25 (c)	762,286
250,000	5.00%, 07/01/25 (c)	274,565
1,000,000	Michigan Finance Authority, Detroit Water and Sewerage Department, Series D-2 (RB) 5.00%, 07/01/25 (c)	1,088,980
	Michigan Finance Authority, Lawrence Technological University Project (RB)
1,000,000	5.00%, 02/01/27 (c)	1,061,000
1,290,000	5.25%, 02/01/27 (c)	1,428,017
	Michigan Finance Authority, Presbyterian Villages of Michigan (RB)
1,000,000	4.75%, 11/15/25	1,048,370
250,000	5.25%, 11/15/25 (c)	259,118
3,000,000	5.50%, 11/15/25 (c)	3,106,500
	Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB)
2,735,000	5.00%, 07/01/24 (c)	2,896,748
100,000	5.00%, 07/01/24 (c)	106,252
	Michigan Finance Authority, Series C (RB)
250,000	5.00%, 07/01/25 (c)	272,575
750,000	5.00%, 07/01/25 (c)	832,740
250,000	5.00%, 07/01/25 (c)	278,088
	Michigan Finance Authority, Thomas M Cooley Law School Project (RB)
650,000	5.00%, 07/01/24 (c)	695,051
6,900,000	6.75%, 07/01/24 (c)	6,899,172
1,000,000	Michigan Municipal Bond Authority, Series C (RB) (AMBAC) 4.75%, 05/31/18 (c)	1,000,190
Principal
Amount		Value

Michigan: (continued)
$555,000	Michigan Solid Waste Disposal, Genesee Power Station Project (RB) 7.50%, 05/31/18 (c)	$546,164
	Michigan Tobacco Settlement Finance Authority, Series A (RB)
360,000	5.13%, 05/16/18 (c)	359,788
2,130,000	6.00%, 05/16/18 (c)	2,142,716
3,975,000	6.00%, 05/16/18 (c)	3,998,731
6,000,000	6.88%, 06/01/18 (c)	6,028,020
25,450,000	Michigan Tobacco Settlement Finance Authority, Series B (RB) 0.00%, 05/16/18 (c) ^	1,694,461
180,000,000	Michigan Tobacco Settlement Finance Authority, Series C (RB) 0.00%, 06/01/33 (c) ^	5,221,800
		47,217,699
Minnesota: 0.9%
	City of Anoka, Homestead at Anoka, Inc. Project (RB)
500,000	4.25%, 11/01/24 (c)	506,785
1,000,000	5.50%, 11/01/24 (c)	1,069,420
2,015,000	City of Apple Valley, Minnesota Senior Living LLC Project, Series B (RB) 5.00%, 01/01/22 (c)	2,068,418
	City of Blaine, Crest View Senior Communities Project, Series A (RB)
850,000	5.75%, 07/01/25 (c)	848,087
750,000	6.13%, 07/01/25 (c)	754,890
500,000	6.13%, 07/01/25 (c)	504,705
	City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB)
245,000	5.50%, 07/01/25 (c)	240,362
250,000	5.50%, 07/01/25 (c)	248,880
500,000	5.75%, 07/01/25 (c)	501,120
	City of Deephaven, Minnesota Charter School, Eagle Ridge Academy Project, Series A (RB)
500,000	5.25%, 07/01/25 (c)	524,590
1,000,000	5.50%, 07/01/25 (c)	1,056,210
750,000	City of Ham Lake, Minnesota Charter School, Davinci Academy Project, Series A (RB) 5.00%, 07/01/24 (c)	751,447
	City of Maple Grove (RB)
1,000,000	4.00%, 05/01/27 (c)	1,006,770
625,000	5.00%, 05/01/27 (c)	705,575
500,000	City of Minneapolis, Charter School, Hiawatha Academies Project, Series A (RB) 5.00%, 07/01/24 (c)	490,185
1,100,000	City of Victoria, Minnesota Holy Family Catholic High School Project (RB) 5.00%, 09/01/22 (c)	1,097,096
500,000	City of West St. Paul (RB) 5.00%, 11/01/25 (c)	514,795

See Notes to Financial Statements

106

Principal
Amount		Value

Minnesota: (continued)
	Housing and Redevelopment Authority of The City of St. Paul, Series A (RB)
$325,000	5.75%, 09/01/26 (c)	$342,774
500,000	6.00%, 09/01/26 (c)	532,285
750,000	Rice County Educational Facility, St. Mary’s School Project (RB) 5.00%, 08/01/22	790,350
2,500,000	Saint Paul, Housing and Redevelopment Authority, Episcopal Homes Project (RB) 5.00%, 05/01/23 (c)	2,535,275
250,000	Township of Baytown, St. Croix Preparatory Academy Project, Series A (RB) 4.00%, 08/01/26 (c)	237,230
	Wayzata, Minnesota Folkestone Senior Living Community, Series A (RB)
2,200,000	5.75%, 05/01/19 (c)	2,289,496
2,500,000	6.00%, 05/01/19 (c)	2,605,250
		22,221,995
Missouri: 1.0%
1,000,000	Citizens Memorial Hospital District of Polk County, Missouri Hospital (RB) 5.00%, 08/01/19 (c)	1,000,880
735,000	City of Blue Springs, Adams Farm Project, Series A (TA) 4.00%, 06/01/24 (c)	733,471
	City of Liberty, Liberty Commons Project, Series A (TA)
500,000	5.75%, 06/01/25 (c)	487,770
500,000	6.00%, 06/01/25 (c)	490,000
	City of St. Ann, Northwest Plaza Development Project, Series A (TA)
1,500,000	4.63%, 11/01/27 (c)	1,464,660
1,000,000	5.38%, 11/01/27 (c)	973,690
735,000	Industrial Development Authority of the City of St. Louis, Series A (RB) 3.88%, 11/15/26 (c)	741,115
4,500,000	Kansas City Industrial Development Authority, KIngswood Project (RB) 6.00%, 11/15/25 (c)	4,354,965
	Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Series B (AGM) (TA)
2,800,000	5.00%, 02/01/28 (c)	2,851,716
500,000	5.00%, 02/01/28 (c)	513,160
	Kirkwood Industrial Development Authority, Missouri Retirement Community, Series A (RB)
1,000,000	5.25%, 05/15/27 (c)	1,055,160
500,000	5.25%, 05/15/27 (c)	532,935
	Lee Summit Industrial Development Authority, John Knox Village, Series A (RB)
1,250,000	5.00%, 08/15/24 (c)	1,275,400
2,000,000	5.00%, 08/15/25 (c)	2,054,920
Principal
Amount		Value

Missouri: (continued)
$40,000	Nevada Regional Medical Center (RB) (ACA) 4.30%, 05/31/18 (c)	$38,147
1,000,000	Rolla Industrial Development Authority, Westside Marketplace Redevelopment Project, Series A (TA) 5.38%, 05/01/25 (c)	1,004,340
	St. Louis, Industrial Development Authority, Ballpark Village Development Project, Series A (RB)
250,000	4.38%, 11/15/26 (c)	254,365
500,000	4.75%, 11/15/26 (c)	509,480
1,500,000	St. Louis, Industrial Development Authority, Ranken-Jordan Project (RB) 5.00%, 11/15/25 (c)	1,533,030
	St. Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB)
1,150,000	5.25%, 05/31/18 (c)	1,134,509
570,000	5.35%, 05/31/18 (c)	529,878
		23,533,591
Nevada: 0.3%
	City of North Las Vegas (GO)
500,000	5.00%, 06/01/21 (c)	499,975
500,000	5.00%, 06/01/21 (c)	502,100
1,000,000	City of Reno, Tax Increment Senior Lien Bonds, Series C (TA) 5.40%, 05/31/18 (c)	999,270
195,000	Clark County, Special Improvement District No. 159 (SA) 5.00%, 08/01/25 (c)	201,570
625,000	Henderson Local Improvement District No. T-18 (SA) 4.00%, 09/01/26 (c)	605,944
500,000	State of Nevada, Department of Business and Industry, Fulcrum Sierra Biofuels, LLC Project (RB) 5.88%, 12/15/27	532,990
	State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB)
1,000,000	5.00%, 12/15/25 (c)	1,020,900
500,000	5.00%, 12/15/25 (c)	507,345
1,000,000	5.00%, 12/15/25 (c)	1,026,060
1,000,000	5.13%, 12/15/25 (c)	1,024,330
		6,920,484
New Hampshire: 0.3%
3,750,000	New Hampshire Health and Education Facilities Authority Act, Elliot Hospital (RB) 5.00%, 10/01/26 (c)	4,048,912
	New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB)
2,950,000	6.13%, 07/01/24 (c)	3,102,751
500,000	6.13%, 07/01/24 (c)	531,835
500,000	6.25%, 07/01/24 (c)	534,085
		8,217,583

See Notes to Financial Statements

107

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: 7.8%
	Atlantic City, New Jersey Tax Appeal, Series 2012 (GO)
$50,000	5.00%, 11/01/19	$49,254
50,000	5.00%, 12/01/19	49,565
25,000	5.00%, 11/01/21	24,344
50,000	5.00%, 12/01/21	48,643
65,000	5.00%, 11/01/22	62,471
30,000	5.00%, 12/01/23 (c)	28,955
3,070,000	Burlington County, New Jersey Bridge Commission, The Evergreens Project (RB) 5.63%, 05/31/18 (c)	2,811,475
	Camden County, New Jersey Improvement Authority, Series A (RB)
1,000,000	5.00%, 02/15/24 (c)	1,081,170
1,000,000	5.00%, 02/15/24 (c)	1,073,030
150,000	5.00%, 02/15/24 (c)	163,242
1,000,000	5.00%, 02/15/24 (c)	1,100,440
1,055,000	5.00%, 02/15/24 (c)	1,152,197
	Casino Reinvestment Development Authority (RB)
2,450,000	5.25%, 11/01/24 (c)	2,600,675
1,410,000	5.25%, 11/01/24 (c)	1,496,405
1,000,000	Essex County Improvement Authority, Covanta Project (RB) 5.25%, 07/01/20 (c)	1,009,900
2,370,000	Gloucester County Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	2,551,281
185,000	New Jersey Building Authority, Series A (RB) 5.00%, 06/15/19	190,692
470,000	New Jersey Economic Development Authority, Bancroft Neurohealth Project, Series A (RB) 5.00%, 06/01/26 (c)	482,229
	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB)
100,000	4.00%, 06/15/19	101,855
1,645,000	4.25%, 06/15/22 (c)	1,701,473
800,000	5.00%, 06/15/19	823,624
850,000	5.00%, 06/15/20	892,500
1,250,000	5.00%, 06/15/21	1,333,100
60,000	5.00%, 06/15/22 (c)	64,519
500,000	5.00%, 06/15/22 (c)	534,060
535,000	5.00%, 06/15/22 (c)	570,594
60,000	5.00%, 06/15/22	64,954
1,020,000	5.00%, 06/15/22 (c)	1,100,519
1,035,000	5.00%, 06/15/22 (c)	1,110,876
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
2,305,000	4.88%, 09/15/19	2,358,153
2,075,000	5.25%, 08/20/22 (c)	2,253,886
2,215,000	5.50%, 05/31/18 (c)	2,222,287
60,000	5.50%, 06/20/23 (c)	66,421
235,000	5.63%, 03/05/24 (c)	263,348
350,000	5.63%, 03/05/24 (c)	392,221
2,095,000	5.75%, 09/15/22 (c)	2,312,042
Principal Amount		Value

New Jersey: (continued)
	New Jersey Economic Development Authority, Health Department and Taxation Division Office Project, Series A (RB)
$500,000	5.00%, 12/15/27 (c)	$530,550
1,115,000	5.00%, 12/15/27 (c)	1,187,665
55,000	New Jersey Economic Development Authority, Kapkowski Road Landfill Reclamation Improvement District Project (SA) 5.75%, 04/01/31	61,076
	New Jersey Economic Development Authority, Lions Gate Project (RB)
655,000	4.88%, 01/01/24 (c)	672,063
500,000	5.00%, 01/01/24 (c)	509,095
3,500,000	5.25%, 01/01/24 (c)	3,587,535
500,000	New Jersey Economic Development Authority, Motor Vehicle Surcharges Revenue, Series B (RB) (XLCA) 0.00%, 07/01/26 ^	368,005
550,000	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	559,581
	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB)
120,000	4.00%, 11/01/25	122,338
4,000,000	5.00%, 11/01/22	4,295,880
345,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series GG (RB) 5.25%, 03/01/21 (c)	362,547
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series II (RB)
335,000	5.00%, 03/01/22 (c)	355,197
455,000	5.00%, 03/01/22 (c)	482,600
240,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series NN (RB) 5.00%, 03/01/23 (c)	253,130
	New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB)
1,555,000	5.00%, 12/15/26 (c)	1,648,735
220,000	5.00%, 12/15/26 (c)	234,575
1,730,000	New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB) 4.75%, 12/15/26 (c)	1,834,094
	New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB)
3,500,000	4.00%, 06/15/27 (c)	3,403,995
780,000	5.00%, 06/15/27 (c)	847,150

See Notes to Financial Statements

108

Principal Amount		Value

New Jersey: (continued)
	New Jersey Economic Development Authority, School Facilities Construction, Series EE (RB)
$745,000	5.00%, 03/01/21 (c)	$784,910
845,000	5.25%, 03/01/21 (c)	893,359
	New Jersey Economic Development Authority, School Facilities Construction, Series GG (RB)
120,000	5.00%, 03/01/21 (c)	126,061
210,000	5.25%, 03/01/21 (c)	220,796
	New Jersey Economic Development Authority, School Facilities Construction, Series II (RB)
385,000	5.00%, 03/01/22 (c)	408,212
435,000	5.00%, 03/01/22 (c)	462,997
	New Jersey Economic Development Authority, School Facilities Construction, Series KK (RB)
1,645,000	4.00%, 12/15/27 (c)	1,560,792
355,000	5.00%, 09/01/22 (c)	370,258
685,000	5.00%, 09/01/22 (c)	712,503
	New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB)
650,000	5.00%, 03/01/21	686,809
3,010,000	5.00%, 03/01/22	3,209,322
545,000	5.00%, 03/01/23 (c)	582,267
610,000	5.00%, 03/01/23 (c)	641,994
1,225,000	5.00%, 03/01/23 (c)	1,304,270
355,000	5.00%, 03/01/23 (c)	376,999
	New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB)
170,000	5.00%, 06/15/19	175,231
310,000	5.00%, 06/15/24 (c)	328,566
140,000	5.00%, 06/15/24 (c)	148,933
920,000	5.00%, 06/15/24 (c)	992,763
	New Jersey Economic Development Authority, School Facilities Construction, Series UU (RB)
2,840,000	5.00%, 06/15/24 (c)	2,970,725
645,000	5.00%, 06/15/24 (c)	677,179
	New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB)
405,000	5.00%, 06/15/25 (c)	427,036
455,000	5.00%, 06/15/25 (c)	479,470
1,235,000	5.00%, 06/15/25 (c)	1,303,752
545,000	5.00%, 06/15/25 (c)	574,997
435,000	5.25%, 06/15/25 (c)	475,420
	New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
220,000	4.00%, 06/15/24	224,787
545,000	4.25%, 06/15/25 (c)	558,783
125,000	4.38%, 06/15/25 (c)	128,813
2,085,000	5.00%, 06/15/21	2,213,978
2,000,000	5.00%, 06/15/23	2,160,840
1,050,000	5.00%, 06/15/24	1,136,047
Principal Amount		Value

New Jersey: (continued)
$325,000	New Jersey Economic Development Authority, School Facilities Construction, Series Y (RB) 4.25%, 09/01/18 (c)	$326,576
	New Jersey Economic Development Authority, The Goethals Bridge Replacement Project (RB)
350,000	5.13%, 01/01/24 (c)	381,416
900,000	5.38%, 01/01/24 (c)	982,107
500,000	5.50%, 01/01/24 (c)	566,315
	New Jersey Economic Development Motor Vehicle, Series A (RB)
750,000	3.38%, 07/01/27 (c)	715,627
3,055,000	4.00%, 07/01/27 (c)	2,990,723
1,595,000	4.00%, 07/01/27 (c)	1,586,403
250,000	5.00%, 07/01/27 (c)	269,408
265,000	New Jersey Educational Facilities Authority, Higher Education Capital Improvement, Series A (RB) 5.00%, 09/01/24 (c)	285,824
550,000	New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB) 5.00%, 06/15/22	588,566
	New Jersey Educational Facilities Authority, Stockton University Issue, Series A (RB)
1,000,000	5.00%, 07/01/25	1,112,350
1,050,000	5.00%, 07/01/26 (c)	1,125,484
1,000,000	5.00%, 07/01/26 (c)	1,089,360
230,000	New Jersey Health Care Facilities Financing Authority, Health Asset Transformation Program, Series A (RB) 5.25%, 10/01/19 (c)	240,431
	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB)
630,000	5.00%, 04/01/28 (c)	671,555
940,000	5.00%, 04/01/28 (c)	1,003,582
1,000,000	5.00%, 04/01/28 (c)	1,067,640
400,000	New Jersey Health Care Facilities Financing Authority, Princeton Healthcare System, Series A (RB) 5.00%, 07/01/26 (c)	436,924
	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System Obligated Group Issue (RB)
850,000	3.00%, 07/01/26 (c)	744,404
785,000	3.13%, 07/01/26 (c)	689,411
845,000	4.00%, 07/01/26 (c)	802,344
1,750,000	5.00%, 07/01/26 (c)	1,849,540
	New Jersey Health Care Facilities Financing Authority, St. Peter’s University System (RB)
100,000	5.00%, 07/01/21	103,752
170,000	6.00%, 07/01/21 (c)	181,249
2,050,000	6.25%, 07/01/21 (c)	2,196,370

See Notes to Financial Statements

109

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New Jersey: (continued)
	New Jersey Transportation Trust Fund Authority, Series A (RB)
$260,000	0.00%, 12/15/25 ^	$189,140
230,000	0.00%, 12/15/25 ^	167,316
560,000	0.00%, 12/15/26 ^	387,761
845,000	0.00%, 12/15/28 ^	530,060
4,440,000	0.00%, 12/15/28 ^	2,785,168
325,000	0.00%, 12/15/29 ^	194,006
2,210,000	0.00%, 12/15/30 ^	1,252,628
1,720,000	0.00%, 12/15/31 ^	924,586
1,095,000	0.00%, 12/15/32 ^	556,797
865,000	0.00%, 12/15/33 ^	416,134
705,000	0.00%, 12/15/33 ^	339,161
815,000	0.00%, 12/15/34 ^	369,904
335,000	0.00%, 12/15/34 ^	152,046
165,000	0.00%, 12/15/35 ^	71,168
1,115,000	0.00%, 12/15/37 ^	433,802
1,780,000	0.00%, 12/15/37 ^	692,527
705,000	0.00%, 12/15/38 ^	259,828
605,000	0.00%, 12/15/38 ^	222,973
1,500,000	0.00%, 12/15/39 ^	524,490
335,000	0.00%, 12/15/40 ^	111,086
100,000	5.00%, 06/15/20	104,683
360,000	5.00%, 06/15/21 (c)	379,847
4,080,000	5.00%, 06/15/22 (c)	4,230,226
665,000	5.00%, 06/15/24	723,314
100,000	5.25%, 06/15/21 (c)	106,742
430,000	5.25%, 12/15/21	463,394
100,000	5.25%, 12/15/23	109,924
260,000	5.50%, 12/15/21	282,407
205,000	5.50%, 12/15/23	227,952
250,000	6.00%, 06/15/21 (c)	272,713
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
220,000	4.00%, 06/15/22 (c)	221,071
695,000	4.25%, 06/15/24 (c)	691,713
1,230,000	4.75%, 06/15/25 (c)	1,270,442
345,000	5.00%, 06/15/22	369,191
100,000	5.00%, 06/15/22 (c)	106,217
1,005,000	5.00%, 06/15/22 (c)	1,050,155
3,715,000	5.00%, 06/15/22 (c)	3,857,507
640,000	5.00%, 06/15/23 (c)	670,541
125,000	5.00%, 06/15/23 (c)	133,050
1,115,000	5.00%, 06/15/23 (c)	1,162,956
1,620,000	5.00%, 06/15/24 (c)	1,695,460
690,000	5.00%, 06/15/24 (c)	719,863
340,000	5.00%, 06/15/25 (c)	356,361
665,000	5.00%, 06/15/25 (c)	697,412
925,000	5.25%, 06/15/23 (c)	986,827
505,000	5.25%, 06/15/25 (c)	538,593
	New Jersey Transportation Trust Fund Authority, Series B (RB)
3,250,000	5.00%, 06/15/21 (c)	3,344,282
785,000	5.25%, 06/15/21 (c)	816,745
	New Jersey Transportation Trust Fund Authority, Series C (RB) (AMBAC)
250,000	0.00%, 12/15/25 ^	182,545
975,000	0.00%, 12/15/26 ^	677,976
Principal Amount		Value

New Jersey: (continued)
$135,000	0.00%, 12/15/28 ^	$85,126
180,000	0.00%, 12/15/30 ^	103,675
150,000	0.00%, 12/15/31 ^	82,041
10,475,000	0.00%, 12/15/35 ^	4,565,005
2,205,000	5.25%, 12/15/24 (c)	2,374,432
	New Jersey Transportation Trust Fund Authority, Series D (RB)
275,000	5.00%, 12/15/24	300,022
960,000	5.00%, 12/15/24 (c)	1,019,894
295,000	5.25%, 12/15/23	324,276
2,600,000	Pollution Control Financing Authority, Chambers Project, Series A (RB) 5.00%, 12/01/23	2,789,254
	South Jersey Port Corp., Marine Terminal, Series B (RB)
500,000	5.00%, 01/01/28 (c)	535,170
250,000	5.00%, 01/01/28 (c)	270,070
	Tobacco Settlement Financing Corp., Series A (RB)
5,500,000	5.00%, 06/01/28 (c)	5,952,430
4,000,000	5.25%, 06/01/28 (c)	4,453,120
	Tobacco Settlement Financing Corp., Series B (RB)
3,000,000	3.20%, 06/01/27	2,999,940
21,000,000	5.00%, 06/01/28 (c)	22,086,120
		189,755,706
New Mexico: 0.1%
500,000	City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds, Series B (RB) 1.88%, 10/01/21 (p)	489,990
695,000	Farmington, New Mexico Pollution Control, San Juan Project, Series F (RB) 6.25%, 06/01/20 (c)	748,974
1,000,000	Winrock Town Center Tax Increment Development District No. 1 (TA) 5.75%, 05/01/20 (c)	1,009,060
		2,248,024
New York: 8.5%
	Brooklyn Arena Local Development Corp. (RB)
215,000	0.00%, 07/15/32 ^	124,741
370,000	0.00%, 07/15/33 ^	204,758
7,390,000	0.00%, 07/15/45 ^	2,354,011
4,025,000	5.00%, 01/15/27 (c)	4,395,421
125,000	Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB) 5.00%, 07/15/26	143,839
750,000	Buffalo and Erie County Industrial Land Development Corp., Series A (RB) 5.00%, 08/01/27 (c)	785,167
250,000	Build NYC Resource Corp., Metropolitan College of New York Project (RB) 5.25%, 11/01/24 (c)	266,548

See Notes to Financial Statements

110

Principal Amount		Value

New York: (continued)
	Build NYC Resource Corp., New York Law School Project (RB)
$3,095,000	4.00%, 01/01/26 (c)	$3,058,943
725,000	5.00%, 01/01/26 (c)	778,846
	Build NYC Resource Corp., Pratt Paper, Inc. Project (RB)
25,000	3.75%, 01/01/20	25,364
1,050,000	4.50%, 01/01/25	1,144,458
2,800,000	5.00%, 11/01/24 (c)	2,832,508
600,000	5.00%, 01/01/25 (c)	641,280
2,100,000	5.25%, 11/01/24 (c)	2,190,279
3,120,000	5.50%, 11/01/24 (c)	3,233,630
1,100,000	Build NYC Resource Corp., South Bronx Charter School For International Cultures (RB) 5.00%, 04/15/23 (c)	1,124,145
3,170,000	Chautauqua County, New York Industrial Development, NRG Dunkirk Power Project (RB) 5.88%, 02/01/20 (c)	3,297,973
1,000,000	Chautauqua Tobacco Asset Securitization Corp. (RB) 5.00%, 06/01/24 (c)	1,013,560
	Dutchess County Industrial Development Agency, Series A-1 (RB)
15,000	4.50%, 05/31/18 (c)	14,656
400,000	5.00%, 05/31/18 (c)	380,248
940,000	Dutchess County Industrial Development Agency, Series A-2 (RB) 4.50%, 05/31/18 (c)	858,840
	Erie Tobacco Asset Securitization Corp., Series A (RB)
1,245,000	5.00%, 05/31/18 (c)	1,223,188
335,000	5.00%, 05/31/18 (c)	335,070
10,000,000	Erie Tobacco Asset Securitization Corp., Series D (RB) 0.00%, 05/31/18 (c) ^	522,700
	Nassau County Local Economic Assistance Corp., Winthrop University Hospital Project (RB)
30,000	4.25%, 07/01/22 (c)	30,169
450,000	5.00%, 07/01/22 (c)	477,175
400,000	5.00%, 07/01/22 (c)	427,520
175,000	5.00%, 07/01/22 (c)	189,025
3,285,000	Nassau County Tobacco Settlement Corp., Series A-2 (RB) 5.25%, 05/16/18 (c)	3,285,558
	Nassau County Tobacco Settlement Corp., Series A-3 (RB)
3,615,000	5.00%, 05/31/18 (c)	3,569,885
5,725,000	5.13%, 05/16/18 (c)	5,588,745
	New Rochelle Industrial Development Agency (RB)
2,075,000	5.25%, 07/01/18 (c)	1,620,077
180,000	5.50%, 07/01/18 (c)	162,673
Principal Amount		Value

New York: (continued)
$2,000,000	New York City Housing Development Corp., 8 Spruce Street, Class E (RB) 3.50%, 05/15/24 (c)	$1,983,960
35,000	New York City Industrial Development Agency, Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB) 5.75%, 05/31/18 (c)	34,724
	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC)
1,520,000	4.75%, 05/31/18 (c)	1,520,897
110,000	5.00%, 05/31/18 (c)	111,476
650,000	5.00%, 05/31/18 (c)	659,373
100,000	5.00%, 05/31/18 (c)	100,268
825,000	5.00%, 05/31/18 (c)	827,145
120,000	5.00%, 05/31/18 (c)	120,308
2,000,000	New York City Industrial Development Agency, Transportation Infrastructure Properties LLC, Series A (RB) 5.00%, 07/01/22 (c)	2,137,600
	New York City Industrial Development Agency, Yankee Stadium Project (RB) (FGIC)
1,500,000	4.50%, 05/31/18 (c)	1,501,230
600,000	5.00%, 05/31/18 (c)	603,396
5,000	New York Counties Tobacco Trust II (RB) 5.63%, 05/31/18 (c)	5,019
	New York Counties Tobacco Trust IV (RB)
34,500,000	0.00%, 05/16/18 (c) ^	2,323,230
380,000	5.00%, 05/16/18 (c)	375,786
745,000	5.00%, 05/16/18 (c)	728,744
7,400,000	New York Counties Tobacco Trust V (RB) 0.00%, 05/16/18 (c) ^	2,218,446
5,500,000	New York Counties Tobacco Trust VI (RB) 5.00%, 06/01/26 (c)	5,722,200
	New York Liberty Development Corp. (RB)
255,000	5.00%, 03/15/22 (c)	272,626
25,500,000	5.00%, 11/15/24 (c)	26,833,650
3,500,000	5.15%, 11/15/24 (c)	3,814,545
3,700,000	5.38%, 11/15/24 (c)	4,036,663
1,100,000	7.25%, 11/15/24 (c)	1,307,295
375,000	New York State Dormitory Authority, CUNY Student Housing Project (RB) (AMBAC) 5.50%, 07/01/35	461,629
	New York State Dormitory Authority, Orange Regional Medical Center (RB)
300,000	5.00%, 06/01/27 (c)	323,355
300,000	5.00%, 06/01/27 (c)	332,277

See Notes to Financial Statements

111

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
$200,000	New York State Dormitory Authority, Pace University, Series A (RB) 4.25%, 05/01/23 (c)	$202,064
25,000	New York State Dormitory Authority, St. Joseph’s College (RB) 5.25%, 07/01/20 (c)	25,657
50,000	New York State Dormitory Authority, Yeshiva (RB) 5.00%, 11/01/21 (c)	50,833
2,250,000	New York State Environmental Facilities Corp., Solid Waste Disposal, Casella Waste Systems, Inc. Project (RB) 3.75%, 12/02/19 (p)	2,250,000
	New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
275,000	5.00%, 08/01/19	283,269
225,000	5.00%, 08/01/20	236,954
6,190,000	5.00%, 08/01/21	6,641,499
3,075,000	5.00%, 08/01/21 (c)	3,248,153
7,400,000	5.00%, 08/01/21 (c)	7,765,338
	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Series A (RB)
1,340,000	4.00%, 07/01/24 (c)	1,308,912
2,410,000	4.00%, 07/01/24 (c)	2,366,981
835,000	4.00%, 07/01/24 (c)	843,609
730,000	4.00%, 07/01/24 (c)	739,928
500,000	4.00%, 07/01/24 (c)	508,455
420,000	5.00%, 07/01/24 (c)	461,971
2,255,000	5.00%, 07/01/24 (c)	2,422,862
5,720,000	5.00%, 07/01/24 (c)	6,129,495
230,000	5.00%, 07/01/24 (c)	249,499
6,955,000	5.25%, 07/01/24 (c)	7,531,987
	New York Transportation Development Corp., Terminal One Group Association, L.P. Project (RB)
500,000	5.00%, 01/01/20	523,575
15,000	5.00%, 01/01/21	16,016
1,000,000	5.00%, 01/01/22	1,083,320
250,000	5.00%, 01/01/23	273,080
	Niagara Area Development Corp., Solid Water Disposal Facility, Series A (RB)
1,000,000	4.00%, 05/31/18 (c)	1,000,490
1,175,000	5.25%, 05/31/18 (c)	1,175,728
530,000	Orange County Industrial Development Agency, The Glen Arden, Inc. Project (RB) 5.70%, 05/31/18 (c)	399,270
	Port Authority of New York and New Jersey, JFK International Air Terminal LLC Project, Series 8 (RB)
375,000	5.00%, 12/01/20	391,324
110,000	6.00%, 12/01/20 (c)	120,370
Principal Amount		Value

New York: (continued)
	Suffolk Tobacco Asset Securitization Corp., Series B (RB)
$60,000	5.38%, 06/01/18 (c)	$60,011
4,150,000	6.00%, 06/01/18 (c)	4,152,075
6,150,000	Suffolk Tobacco Asset Securitization Corp., Series C (RB) 6.63%, 06/01/22 (c)	6,474,535
	Syracuse Industrial Development Agency (RB)
200,000	5.00%, 01/01/26 (c)	213,760
1,950,000	5.00%, 01/01/26 (c)	2,078,134
300,000	5.00%, 01/01/26 (c)	323,520
550,000	5.00%, 01/01/26 (c)	589,341
	Tompkins County Development Corp., Tompkins Cortland Community College Foundation, Inc. Project, Series A (RB)
345,000	5.00%, 07/01/23 (c)	348,226
1,505,000	5.00%, 07/01/23 (c)	1,554,635
5,550,000	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB) 5.00%, 06/01/27 (c)	5,977,683
	TSASC, Inc., Tobacco Settlement Bonds, Series B (RB)
13,180,000	5.00%, 06/01/27 (c)	13,237,728
5,000,000	5.00%, 06/01/27 (c)	5,036,100
	Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB)
1,250,000	4.00%, 09/15/24 (c)	1,209,587
2,000,000	5.00%, 09/15/24 (c)	1,934,820
1,000,000	5.25%, 09/15/24 (c)	970,240
1,000,000	5.25%, 09/15/24 (c)	980,850
1,000,000	5.25%, 09/15/24 (c)	989,090
515,000	Westchester County Healthcare Corp., Senior Lien, Series B (RB) 5.00%, 11/01/19	535,734
4,000,000	Westchester County Industrial Development Agency, Million Air Two LLC General Aviation Facilities Project, Series A (RB) 7.00%, 06/01/24 (c)	4,023,520
	Westchester County Local Development Corp. (RB)
320,000	3.75%, 11/01/25 (c)	300,960
750,000	5.00%, 11/01/25 (c)	792,195
	Westchester County Local Development Corp., Series A (RB)
565,000	5.00%, 05/01/24 (c)	608,590
1,390,000	5.50%, 05/01/24 (c)	1,521,897
		206,820,712
North Carolina: 0.3%
	North Carolina Department of Transportation, I-77 Hot Lanes Project (RB)
250,000	5.00%, 06/30/25 (c)	270,598
1,000,000	5.00%, 06/30/25 (c)	1,070,040

See Notes to Financial Statements

112

Principal Amount		Value

North Carolina: (continued)
	North Carolina Medical Care Commission, Lutheran Services for the Aging, Series A (RB)
$245,000	4.75%, 03/01/22 (c)	$255,520
1,330,000	5.00%, 03/01/22 (c)	1,391,645
820,000	5.00%, 03/01/22 (c)	861,295
	North Carolina Medical Care Commission, Pennybyrn at Maryfield (RB)
250,000	5.00%, 10/01/24 (c)	267,150
150,000	5.00%, 10/01/25	164,885
	North Carolina Medical Care Commission, Retirement Facilities (RB)
500,000	4.70%, 07/01/25 (c)	519,065
250,000	5.00%, 10/01/24 (c)	270,555
1,395,000	6.00%, 01/01/20 (c)	1,457,733
165,000	North Carolina Medical Care Commission, Retirement Facilities, Series A (RB) 5.00%, 10/01/24 (c)	175,834
1,000,000	North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien (RB) 5.00%, 01/01/27 (c)	1,141,720
		7,846,040
North Dakota: 0.2%
	City of Grand Forks, North Dakota, Altru Health System Obligated Group (RB)
25,000	4.00%, 12/01/21 (c)	25,366
640,000	5.00%, 12/01/21 (c)	673,568
	City of Williston, Eagle Crest Apartments LLC Project (RB)
615,000	6.25%, 09/01/23 (d) *	246,000
1,285,000	7.75%, 09/01/23 (c) (d) *	514,000
	County of Ward, North Dakota Health Care Facilities, Series C (RB)
2,050,000	5.00%, 06/01/28 (c)	2,176,649
750,000	5.00%, 06/01/28 (c)	801,420
		4,437,003
Ohio: 8.1%
	Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group (RB)
500,000	5.25%, 11/15/26 (c)	546,325
1,150,000	5.25%, 11/15/26 (c)	1,247,876
	Buckeye, Ohio Tobacco Settlement Financing Authority, Series A-2 (RB)
17,830,000	5.13%, 05/16/18 (c)	17,559,697
8,120,000	5.38%, 05/16/18 (c)	8,080,131
12,935,000	5.75%, 05/16/18 (c)	12,859,201
31,855,000	5.88%, 05/16/18 (c)	31,855,000
16,810,000	5.88%, 05/16/18 (c)	16,803,444
7,385,000	6.00%, 05/16/18 (c)	7,384,557
14,290,000	6.50%, 05/16/18 (c)	14,490,060
7,105,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Series A-3 (RB) 6.25%, 06/01/22 (c)	7,263,726
Principal Amount		Value

Ohio: (continued)
$101,900,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Series B (RB) 0.00%, 05/16/18 (c) ^	$7,797,388
71,525,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Series C (RB) 0.00%, 05/16/18 (c) ^	2,730,109
	Butler County Port Authority, Senior Series A-1 (RB)
250,000	6.25%, 01/15/24 (c)	260,175
400,000	6.38%, 01/15/24 (c)	415,776
890,000	6.50%, 01/15/24 (c)	927,068
	City of Cleveland, Ohio Airport System Revenue, Series A (RB)
250,000	5.00%, 01/01/22 (c)	270,558
445,000	5.00%, 01/01/22 (c)	479,011
1,250,000	5.00%, 01/01/22 (c)	1,338,775
700,000	5.25%, 01/01/20	733,733
300,000	County of Licking, Ohio Health Care Facilities, Series A (RB) 6.00%, 07/01/25 (c)	317,670
	Cuyahoga County, The Metrohealth System (RB)
405,000	4.00%, 02/15/27 (c)	401,477
1,950,000	4.75%, 02/15/27 (c)	1,979,269
1,190,000	5.00%, 02/15/27 (c)	1,231,828
1,050,000	5.00%, 02/15/27 (c)	1,105,597
570,000	5.25%, 02/15/27 (c)	604,525
3,680,000	5.50%, 02/15/27 (c)	4,011,274
5,820,000	5.50%, 02/15/27 (c)	6,317,261
750,000	Dayton-Montgomery County Port Authority, Storypoint Troy Project, Series 1 (RB) 7.00%, 01/15/25 (c)	782,407
2,000,000	Franklin County, First Community Village Obligated Group (RB) 5.63%, 07/01/20 (c)	2,010,940
7,650,000	Gallia County, Holzer Health System Obligated Group (RB) 8.00%, 07/01/22 (c)	8,780,670
	Hamilton County, Life Enriching Communities Project (RB)
385,000	5.00%, 01/01/26 (c)	408,870
280,000	5.00%, 01/01/26 (c)	296,414
300,000	5.00%, 01/01/26 (c)	324,972
250,000	5.00%, 01/01/26 (c)	267,540
	Lake County Port and Economic Development Authority, Series A (RB)
1,200,000	6.50%, 12/01/27 (c)	1,269,144
3,000,000	6.75%, 12/01/27 (c)	3,179,910
	Muskingum County, Ohio Hospital Facilities, Genesis HealthCare System Obligated Group Project (RB)
1,770,000	5.00%, 02/15/23 (c)	1,843,172
2,610,000	5.00%, 02/15/23 (c)	2,713,278
1,760,000	Muskingum County, Ohio, Genesis HealthCare System Obligated Group Project (RB) 5.00%, 02/15/23 (c)	1,854,688

See Notes to Financial Statements

113

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Ohio: (continued)
$2,270,000	Ohio Air Quality Development Authority, AK Steel Corp. Project (RB) 6.75%, 02/01/22 (c)	$2,342,209
1,555,000	Ohio Air Quality Development Authority, FirstEnergy Generation Project, Series A (RB) 5.70%, 08/01/20	719,187
255,000	Ohio Air Quality Development Authority, FirstEnergy Generation Project, Series D (RB) 4.25%, 09/15/21 (p)	244,800
655,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series E (RB) 5.63%, 10/01/19	674,028
	Ohio Air Quality Development Authority, Pratt Paper LLC Project (RB)
500,000	4.25%, 01/15/28 (c)	497,990
4,000,000	4.50%, 01/15/28 (c)	4,053,160
1,100,000	Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.38%, 05/31/18 (c)	1,103,476
2,050,000	Ohio State Solid Waste Disposal, USG Corp. Project (RB) 5.60%, 05/31/18 (c)	2,053,280
2,220,000	Ohio Water Development Authority, Firstenergy Nuclear Generation Project, Series B (RB) 4.00%, 06/03/19 (p)	1,026,750
560,000	Ohio Water Development Authority, Firstenergy Nuclear Generation Project, Series C (RB) 3.95%, 05/01/20 (p)	259,000
3,065,000	Ohio Water Development Authority, Pollution Control, Series A (RB) 3.00%, 05/15/19	1,417,562
2,300,000	Ohio Water Development Authority, Pollution Control, Series B (RB) 4.00%, 07/01/21 (p)	1,063,750
15,000	Ohio Water Development Authority, Pollution Control, Series C (RB) 4.00%, 06/03/19 (p)	6,938
795,000	Ohio Water Development Authority, United States Steel Corp. Project (RB) 6.60%, 11/01/21 (c)	822,221
	Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health System Obligated Group Project (RB)
250,000	5.00%, 12/01/24 (c)	257,043
245,000	5.00%, 12/01/24 (c)	255,016
70,000	5.50%, 12/01/24 (c)	74,644
2,950,000	5.75%, 12/01/22 (c)	3,183,227
2,490,000	6.00%, 12/01/22 (c)	2,683,498
Principal Amount		Value

Ohio: (continued)
	State of Ohio, Portsmouth Bypass Project (RB)
$800,000	5.00%, 06/30/25 (c)	$882,856
1,525,000	5.00%, 06/30/25 (c)	1,664,675
		198,028,826
Oklahoma: 1.0%
210,000	Comanche County Hospital Authority, Series A (RB) 5.00%, 07/01/22 (c)	216,264
1,741,427	Kingfisher Hospital Authority (RB) 6.50%, 05/31/18 (c)	1,742,280
	Norman Regional Hospital Authority (RB)
150,000	4.00%, 09/01/26 (c)	152,120
1,030,000	5.00%, 09/01/26 (c)	1,156,587
	Oklahoma County Finance Authority, Epworth Villa Project, Series A (RB)
215,000	5.00%, 04/01/23	212,414
225,000	5.13%, 04/01/22 (c)	202,790
	Oklahoma Development Finance Authority, Great Plains Regional Medical Center Project (RB)
1,000,000	5.00%, 05/31/18 (c)	877,290
1,000,000	5.13%, 05/31/18 (c)	794,370
	Oklahoma Development Finance Authority, Inverness Village Community (RB)
275,000	5.25%, 01/01/19 (c)	201,990
1,930,000	5.75%, 01/01/22 (c)	1,413,879
1,000,000	6.00%, 01/01/22 (c)	730,180
	Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
500,000	5.25%, 08/15/28 (c)	548,710
2,900,000	5.25%, 08/15/28 (c)	3,200,469
1,000,000	5.50%, 08/15/28 (c)	1,112,030
580,000	5.50%, 08/15/28 (c)	649,101
	Oklahoma Development Finance Authority, Provident Oklahoma Education Resources, Inc. (RB)
500,000	5.00%, 08/01/27 (c)	528,790
1,055,000	5.00%, 08/01/27 (c)	1,123,944
2,000,000	5.25%, 08/01/27 (c)	2,137,280
	Payne County Economic Development Authority, Series A (RB)
360,000	6.00%, 11/01/26	180,000
500,000	6.63%, 11/01/26 (c)	250,000
3,000,000	6.88%, 11/01/26 (c)	1,500,000
2,800,000	7.00%, 11/01/26 (c)	1,400,000
1,150,000	Payne County Economic Development Authority, Series B (RB) 4.75%, 05/21/18 (c)	575,000
1,500,000	Payne County Economic Development Authority, Series B-1 (RB) 5.25%, 05/21/18 (c)	750,000

See Notes to Financial Statements

114

Principal Amount		Value

Oklahoma: (continued)
$2,125,000	Tulsa Municipal Airport Trust (RB) 5.00%, 06/01/25 (c) (p)	$2,276,491
		23,931,979
Oregon: 0.6%
	Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project, Series A (RB)
500,000	5.00%, 05/15/25 (c)	529,035
425,000	5.00%, 05/15/25 (c)	451,320
300,000	5.00%, 05/15/25 (c)	319,740
500,000	Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project, Series B-3 (RB) 2.60%, 11/15/19 (c)	499,740
	Clackamas County Hospital Facility Authority, Willamette View Project, Series A (RB)
500,000	5.00%, 11/15/25 (c)	535,215
560,000	5.00%, 11/15/25 (c)	601,731
	Oregon State Business Development Commission (RB) (SAW)
7,500,000	6.50%, 04/01/28 (c)	7,716,525
2,750,000	6.50%, 04/01/28 (c)	2,829,392
	Yamhill County Hospital Authority, Series A (RB)
1,000,000	5.00%, 11/15/24 (c)	1,062,390
500,000	5.00%, 11/15/24 (c)	527,335
300,000	5.00%, 11/15/24 (c)	321,510
		15,393,933
Pennsylvania: 3.9%
1,645,000	Allegheny County, Pennsylvania Hospital Development Authority, Series A (RB) 5.13%, 05/31/18 (c)	1,512,956
	Allegheny County, Pennsylvania Industrial Development Authority, United States Steel Corp. Project (RB)
445,000	5.75%, 08/01/22 (c)	448,284
730,000	6.75%, 11/01/19 (c)	748,841
1,100,000	6.75%, 12/01/21 (c)	1,147,333
600,000	6.88%, 11/01/19 (c)	612,048
1,000,000	Allentown Commercial and Industrial Development Authority, Series A (RB) 6.25%, 07/01/24 (c)	977,600
	Allentown Neighborhood Improvement Zone Development Authority (RB)
2,000,000	5.00%, 05/01/27 (c)	2,121,940
250,000	5.00%, 05/01/27 (c)	270,503
500,000	5.00%, 05/01/28 (c)	532,800
250,000	5.00%, 05/01/28 (c)	268,303
	Allentown Neighborhood Improvement Zone Development Authority, Series A (RB)
1,915,000	5.00%, 05/01/22 (c)	1,998,034
150,000	5.00%, 05/01/22 (c)	157,469
3,980,000	5.00%, 05/01/22 (c)	4,124,195
Principal Amount		Value

Pennsylvania: (continued)
	Beaver County, Industrial Development Authority, Firstenergy Nuclear Generation Project, Series A (RB)
$500,000	3.50%, 06/01/20 (p)	$231,250
510,000	4.00%, 07/01/21 (p)	235,875
5,485,000	Beaver County, Industrial Development Authority, Pollution Control, Series B (RB) 3.50%, 06/01/20 (p)	2,536,812
1,000,000	Blythe Township Solid Waste Authority (RB) 7.75%, 12/01/27 (c)	1,048,080
1,500,000	Chester County Health & Education Facilities Authority, Immaculata University Project (RB) 4.25%, 11/01/27 (c)	1,364,715
440,000	Chester County Health and Education Facilities Authority, Simpson Senior Services Project, Series A (RB) 5.25%, 12/01/25 (c)	454,414
	Crawford County Hospital Authority, Meadville Medical Center Project, Series A (RB)
1,440,000	6.00%, 06/01/26 (c)	1,474,128
440,000	6.00%, 06/01/26 (c)	452,729
500,000	Cumberland County Municipal Authority (RB) 4.00%, 01/01/25 (c)	501,430
400,000	Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group (RB) 5.25%, 01/01/22 (c)	412,732
	Dauphin County General Authority University, Harrisburg University of Science and Technology Project (RB)
4,000,000	5.00%, 10/15/27 (c)	3,881,280
500,000	5.00%, 10/15/27	505,255
3,000,000	5.13%, 10/15/27 (c)	2,887,050
1,575,000	Delaware County Authority, Eastern University (RB) 5.25%, 10/01/22 (c)	1,517,875
	Delaware County Industrial Development Authority, Chester Community Charter School Project, Series A (RB)
2,930,000	5.13%, 06/01/26 (c)	2,953,967
640,000	5.25%, 08/15/20 (c)	551,962
800,000	6.13%, 08/15/20 (c)	705,136
	Delaware River Port Authority, Port District Project (RB)
100,000	5.00%, 01/01/21	107,203
100,000	5.00%, 01/01/22	109,174
840,000	5.00%, 01/01/23 (c)	913,727
1,080,000	5.00%, 01/01/23 (c)	1,179,706
200,000	Fulton County Industrial Development Authority (RB) 5.00%, 07/01/26 (c)	200,518

See Notes to Financial Statements

115

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Pennsylvania: (continued)
$1,000,000	Lancaster County Hospital Authority, Brethren Village Project (RB) 5.13%, 07/01/27 (c)	$1,085,550
1,100,000	Lehigh County General Purpose Authority, Bible Fellowship Church Homes, Inc. (RB) 5.25%, 07/01/22 (c)	1,113,024
	Montgomery County Industrial Development Authority, Pollution Control, Peco Energy Company Project (RB)
260,000	2.60%, 09/01/20 (p)	259,353
1,070,000	2.70%, 04/01/20 (p)	1,067,806
	Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB)
150,000	5.00%, 01/01/25 (c)	152,283
850,000	5.25%, 01/01/25 (c)	858,024
820,000	5.38%, 01/01/25 (c)	828,856
	Moon Industrial Development Authority, Baptist Homes Society (RB)
140,000	5.00%, 07/01/20	143,921
300,000	5.63%, 07/01/25 (c)	320,643
590,000	6.00%, 07/01/25 (c)	621,848
	Pennsylvania Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project (RB)
665,000	4.13%, 06/30/26 (c)	661,761
75,000	5.00%, 06/30/19	77,305
90,000	5.00%, 12/31/19	93,852
170,000	5.00%, 12/31/20	180,972
45,000	5.00%, 12/31/22	49,340
125,000	5.00%, 12/31/23	138,546
550,000	5.00%, 12/31/24	615,268
535,000	5.00%, 12/31/25	602,292
935,000	5.00%, 06/30/26 (c)	1,047,873
3,200,000	5.00%, 06/30/26 (c)	3,453,152
160,000	5.00%, 06/30/26 (c)	178,104
500,000	5.00%, 06/30/26 (c)	536,295
1,965,000	5.00%, 06/30/26 (c)	2,137,665
410,000	5.00%, 06/30/26 (c)	453,312
870,000	5.00%, 06/30/26	977,671
2,950,000	Pennsylvania Economic Development Financing Authority, Series A (RB) 6.40%, 09/01/25 (c)	3,001,359
1,800,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, USG Corp. Project (RB) 6.00%, 05/31/18 (c)	1,803,528
1,000,000	Pennsylvania Economic Development Financing Authority, Talen Energy Supply Project, Series B (RB) 5.00%, 09/01/20 (p)	1,005,610
Principal
Amount		Value

Pennsylvania: (continued)
$5,000,000	Pennsylvania Economic Development Financing Authority, Talen Energy Supply Project, Series C (RB) 5.00%, 09/01/20 (p)	$5,028,050
	Pennsylvania Economic Development Financing Authority, Tapestry Moon Senior Housing Project, Series A (RB)
2,090,000	6.50%, 12/01/28 (c)	2,116,961
2,000,000	6.75%, 12/01/28 (c)	2,025,480
	Pennsylvania Higher Educational Facilities Authority, Delaware Valley College of Science and Agriculture Project, Series LL (RB)
230,000	4.00%, 11/01/22 (c)	204,295
250,000	5.00%, 11/01/22 (c)	252,203
2,130,000	Philadelphia Authority for Industrial Development, Esperanza Academy Charter School Project (RB) 8.20%, 01/01/23 (c)	2,360,743
	Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB)
350,000	5.88%, 06/15/22	367,759
1,000,000	7.25%, 06/15/24 (c)	1,134,180
	Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A (RB)
440,000	6.38%, 06/01/25 (c)	453,209
440,000	6.50%, 06/01/25 (c)	455,074
440,000	6.63%, 06/01/25 (c)	456,931
2,000,000	Philadelphia Authority for Industrial Development, University Square Apartments Project (RB) 5.50%, 12/01/26 (c)	1,929,820
	Philadelphia Authority for Industrial Development, Wesley Enhanced Living Obligation Group, Series A (RB)
3,000,000	5.00%, 07/01/27 (c)	3,157,500
1,000,000	5.00%, 07/01/27 (c)	1,057,940
	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group, Series A (RB)
1,240,000	5.00%, 07/01/27 (c)	1,358,197
2,200,000	5.00%, 07/01/27 (c)	2,393,688
1,745,000	5.63%, 07/01/22 (c)	1,888,125
1,275,000	5.63%, 07/01/22 (c)	1,386,792
750,000	Quakertown General Authority Health Facilities, USDA Loan Anticipation Notes, Series A (RB) 3.13%, 07/01/19 (c)	748,747
250,000	Scranton Redevelopment Authority, Series A (RB) 5.00%, 05/15/24 (c)	253,110

See Notes to Financial Statements

116

Principal
Amount		Value

Pennsylvania: (continued)
	Susquehanna Area Regional Airport Authority, Series A (RB)
$650,000	5.00%, 01/01/23 (c)	$704,983
1,500,000	5.00%, 01/01/23	1,640,535
1,195,000	Susquehanna Area Regional Airport Authority, Series B (RB) 4.00%, 01/01/23 (c)	1,200,509
		95,185,368
Puerto Rico: 0.7%
5,220,000	Children’s Trust Fund, Tobacco Settlement (RB) 5.63%, 05/31/18 (c)	5,011,565
	Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
170,000	4.25%, 07/01/22 (c)	136,425
1,740,000	5.00%, 07/01/22 (c)	1,396,350
465,000	5.13%, 07/01/22 (c)	373,163
1,000,000	5.25%, 07/01/22 (c)	802,500
2,755,000	5.25%, 07/01/22 (c)	2,210,887
30,000	5.25%, 07/01/22 (c)	24,075
720,000	5.75%, 07/01/22 (c)	577,800
1,580,000	6.00%, 07/01/18 (c)	1,291,650
380,000	6.00%, 07/01/18 (c)	310,650
1,780,000	6.00%, 07/01/22 (c)	1,428,450
23,000,000	Puerto Rico Commonwealth Children’s Trust Tobacco Settlement Asset-Backed Bond, Series A (RB) 0.00%, 05/31/18 (c) ^	1,956,610
500,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control, Ana G. Mendez University System Project (RB) 5.00%, 05/31/18 (c)	472,510
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control, University of Sacred Heart Project (RB)
500,000	4.38%, 10/01/22 (c)	393,750
500,000	5.00%, 10/01/22 (c)	386,250
		16,772,635
Rhode Island: 0.4%
100,000	Rhode Island Health & Educational Building Corp., Care New England Issue, Series B (RB) 5.00%, 09/01/26	108,495
	Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Issue (RB)
700,000	4.00%, 05/15/26 (c)	692,006
250,000	5.00%, 05/15/23	275,048
400,000	5.00%, 05/15/26 (c)	429,812
	Tobacco Settlement Financing Corp., Series A (RB)
32,100,000	0.00%, 05/16/18 (c) ^	3,642,066
115,000	5.00%, 06/01/23	127,996
1,000,000	5.00%, 06/01/25 (c)	1,063,000
Principal
Amount		Value

Rhode Island: (continued)
	Tobacco Settlement Financing Corp., Series B (RB)
$2,000,000	4.50%, 06/01/25 (c)	$2,024,140
2,000,000	5.00%, 06/01/25 (c)	2,052,660
		10,415,223
South Carolina: 0.2%
500,000	South Carolina Jobs-Economic Development Authority, Hampton Medical Center Project (RB) 5.00%, 11/01/24 (c)	509,850
	South Carolina Jobs-Economic Development Authority, Palmetto Health (RB)
600,000	5.38%, 08/01/19 (c)	625,482
155,000	5.75%, 08/01/19 (c)	162,296
	South Carolina Jobs-Economic Development Authority, Palmetto Health, Series A (RB)
75,000	5.00%, 08/01/23 (c)	84,755
170,000	5.25%, 08/01/23 (c)	194,198
300,000	South Carolina Jobs-Economic Development Authority, The Lutheran Homes of South Carolina, Inc. (RB) 5.00%, 05/01/23 (c)	307,050
	South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB)
445,000	4.00%, 11/15/24 (c)	430,675
2,590,000	5.25%, 11/15/24 (c)	2,749,544
		5,063,850
South Dakota: 0.1%
	City of Sioux Falls, Dow Rummel Village Project (RB)
750,000	5.00%, 11/01/26 (c)	764,557
500,000	5.00%, 11/01/26 (c)	505,520
		1,270,077
Tennessee: 1.2%
	Blount County Health and Educational Facilities Board (RB)
1,000,000	5.00%, 01/01/25 (c)	1,034,760
625,000	5.00%, 01/01/25 (c)	652,650
3,400,000	Board of City of Franklin Health and Educational Facilities, Series A (RB) 7.50%, 06/01/27 (c)	3,606,244
	Bristol Industrial Development Board, Pinnacle Project, Series A (RB)
2,000,000	5.00%, 12/01/26 (c)	1,934,060
8,000,000	5.13%, 12/01/26 (c)	7,648,000
	Chattanooga-Hamilton County, Tennessee Hospital Authority, Series A (RB)
750,000	5.00%, 10/01/24 (c)	802,980
615,000	5.00%, 10/01/24 (c)	655,196
775,000	5.00%, 10/01/24 (c)	834,783
110,000	Claiborne County (GO) 4.13%, 04/01/20 (c)	111,647

See Notes to Financial Statements

117

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Tennessee: (continued)
	Johnson City Health and Educational Facilities Board, Series A (RB)
$100,000	5.38%, 07/01/20 (c)	$105,344
180,000	5.63%, 07/01/20 (c)	188,932
	Knox County Health Educational and Housing Facility Board (RB)
205,000	4.00%, 09/01/26 (c)	200,834
260,000	4.00%, 09/01/26 (c)	250,840
3,440,000	5.00%, 04/01/27 (c)	3,717,126
	Memphis-Shelby County Industrial Development Board, Graceland Project, Series A (TA)
500,000	5.50%, 07/01/27 (c)	532,155
1,000,000	5.63%, 07/01/27 (c)	1,060,520
	Shelby County, Tennessee Health, Educational and Housing Facility Board, Trezevant Manor Project, Series A (RB)
1,225,000	5.38%, 09/01/23 (c)	1,151,341
2,000,000	5.50%, 09/01/23 (c)	1,886,200
	Shelby County, Tennessee Health, Educational and Housing Facility Board, Village at Germantown (RB)
2,000,000	5.25%, 12/01/22 (c)	2,063,060
450,000	5.38%, 12/01/22 (c)	465,552
70,000	Tennessee Energy Acquisition Corp. (RB) 5.63%, 09/01/26	79,850
		28,982,074
Texas: 5.2%
115,000	Austin Convention Enterprises, Inc., Series A (RB) 5.00%, 01/01/27 (c)	130,733
	Board of Managers, Joint Guadalupe County, City of Seguin Hospital Mortgage Revenue (RB)
2,925,000	5.00%, 12/01/25 (c)	2,952,436
610,000	5.00%, 12/01/25 (c)	618,814
700,000	5.25%, 12/01/25 (c)	741,678
50,000	Brazoria County, Texas Environmental Facilities (RB) 5.13%, 05/31/18 (c)	50,647
	Central Texas Regional Mobility Authority, Senior Lien (RB)
1,315,000	3.38%, 01/01/26 (c)	1,159,107
250,000	5.00%, 01/01/22	272,753
285,000	5.00%, 01/01/26 (c)	314,515
200,000	5.00%, 01/01/26 (c)	217,480
850,000	5.00%, 01/01/26 (c)	953,224
400,000	5.00%, 01/01/26 (c)	438,036
545,000	6.00%, 01/01/21 (c)	598,279
810,000	6.25%, 01/01/21 (c)	894,394
	Central Texas Regional Mobility Authority, Senior Lien, Series A (RB)
1,275,000	5.00%, 01/01/23 (c)	1,371,352
1,230,000	5.00%, 01/01/23 (c)	1,335,718
500,000	5.00%, 07/01/25 (c)	544,160
805,000	5.00%, 07/01/25 (c)	879,825
100,000	5.00%, 07/01/25 (c)	111,777
Principal
Amount		Value

Texas: (continued)
	Central Texas Regional Mobility Authority, Subordinated Lien (RB)
$360,000	5.00%, 01/01/23 (c)	$385,114
400,000	5.00%, 01/01/23 (c)	432,028
25,000	Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	28,180
2,050,000	City of Houston, Continental Airlines, Inc., Terminal Improvement Projects (RB) 6.50%, 07/15/21 (c)	2,249,670
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
200,000	4.50%, 07/01/20	208,368
7,630,000	4.75%, 07/01/24	8,202,403
650,000	5.00%, 07/01/24 (c)	704,281
750,000	5.00%, 07/15/28	837,600
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-1 (RB)
2,000,000	5.00%, 07/15/25 (c)	2,142,060
600,000	5.00%, 07/15/25 (c)	651,660
1,000,000	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-2 (RB) 5.00%, 07/15/20	1,053,220
4,900,000	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series C (RB) 5.00%, 07/15/20	5,160,778
	Clifton Higher Education Finance Corp., Series A (RB)
730,000	5.13%, 08/15/25 (c)	740,804
610,000	5.50%, 08/15/25 (c)	623,524
850,000	Dallas County Flood Control District No. 1 (GO) 5.00%, 04/01/23 (c)	877,973
500,000	Decatur Hospital Authority Revenue, Series A (RB) 5.00%, 09/01/24 (c)	525,695
265,000	District of Brazoria County, Texas, Series B-2 (RB) 4.95%, 05/31/18 (c)	268,392
360,000	Grand Parkway Transportation Corp., Series A (RB) 5.50%, 10/01/23 (c)	404,273
	Gregg County Health Facilities Development Corp., Good Shepherd Health System, Series C (RB)
2,760,000	5.00%, 07/01/22 (c)	2,896,068
1,210,000	5.00%, 07/01/22 (c)	1,273,948
2,665,000	Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	2,750,786
295,000	Harris County Industrial Development Corp. (RB) 5.00%, 12/01/19 (c)	308,933

See Notes to Financial Statements

118

Principal
Amount		Value

Texas: (continued)
$880,000	Harris County, Texas Cultural Education Facilities, Brazos Presbyterian Homes, Inc. Project, Series A (RB) 5.13%, 01/01/23 (c)	$909,207
275,000	Harris County-Houston Sports Authority, Series H (RB) 0.00%, 11/15/29 ^	176,325
595,000	Harrison County Health Facilities Development Corp. (RB) 5.25%, 07/01/20 (c)	619,264
675,000	La Vernia Higher Education Finance Corp., Meridian World School, Series A (RB) 5.50%, 08/15/24 (c)	695,527
	Love Field Airport Modernization Corp., Southwest Airline Co. (RB)
400,000	5.00%, 11/01/22 (c)	433,596
280,000	5.00%, 11/01/22	310,607
600,000	5.25%, 11/01/20 (c)	640,758
105,000	Matagorda County District No. 1 (RB) (AMBAC) 4.55%, 05/01/30	112,531
1,000,000	Mission Economic Development Corp., Senior Lien, Series B (RB) 5.75%, 10/01/18 (c)	1,038,170
2,000,000	New Hope Cultural Education Facilities Finance Corp. (RB) 5.00%, 01/01/24 (c)	2,085,560
230,000	New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 5.00%, 07/01/24 (c)	235,246
1,500,000	New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing College Station I LLC, Series A (RB) 5.00%, 04/01/24 (c)	1,609,980
500,000	New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center (RB) 5.00%, 08/15/21 (c)	486,675
	New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Series A (RB)
1,375,000	4.00%, 08/15/21 (c)	1,329,652
1,000,000	5.13%, 08/15/21 (c)	988,700
	New Hope Cultural Education Facilities Finance Corp., Legacy Prepatory Charter Academy, Series A (RB)
250,000	5.25%, 02/15/23 (c)	254,020
1,000,000	6.00%, 02/15/23 (c)	1,029,720
500,000	6.00%, 02/15/23 (c)	519,445
	New Hope Cultural Education Facilities Finance Corp., MRC Crestview Project (RB)
1,460,000	5.00%, 11/15/24 (c)	1,502,895
100,000	5.00%, 11/15/24 (c)	105,248
Principal
Amount		Value

Texas: (continued)
	New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
$115,000	5.00%, 07/01/24	$96,909
440,000	5.00%, 07/01/25 (c)	363,537
100,000	5.00%, 07/01/25 (c)	83,449
500,000	5.00%, 07/01/25 (c)	419,685
2,000,000	Newark Higher Education Finance Corp., Series A (RB) 5.13%, 08/15/22 (c)	2,006,580
	North East Texas Regional Mobility Authority (RB)
600,000	5.00%, 01/01/26 (c)	649,524
400,000	5.00%, 01/01/26 (c)	434,404
	Pottsboro Higher Education Finance Corp., Imagine International Academy of North Texas LLC, Series A (RB)
400,000	5.00%, 08/15/26 (c)	395,196
400,000	5.00%, 08/15/26 (c)	404,984
1,075,000	Sam Rayburn Municipal Power Agency, Power Supply System (RB) 5.00%, 10/01/21	1,167,170
600,000	San Antonio Convention Hotel Finance Corp. (RB) (AMBAC) 5.00%, 05/31/18 (c)	602,046
	San Antonio, Texas Convention Hotel Finance Corp. (RB) (AMBAC)
85,000	4.75%, 05/31/18 (c)	85,018
230,000	5.00%, 05/31/18 (c)	230,016
9,900,000	Sanger Industrial Development Corp., Texas Pellets Project, Series B (RB) 8.00%, 07/01/22 (c) (d) *	2,376,000
	Tarrant County Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project (RB)
1,000,000	5.00%, 05/15/24 (c)	1,034,750
125,000	5.00%, 05/15/24 (c)	130,200
	Tarrant County Cultural Education Facilities Finance Corp., Buckingham Senior Living Community, Inc., Series A (RB)
100,000	5.25%, 11/15/25 (c)	101,114
3,500,000	5.50%, 11/15/25 (c)	3,564,715
1,220,000	Tarrant County Cultural Education Facilities Finance Corp., Buckingham Senior Living Community, Inc., Series B-1 (RB) 4.50%, 05/31/18 (c)	1,215,645
	Tarrant County Cultural Education Facilities Finance Corp., Buckingham Senior Living, Ventana Project, Series A (RB)
1,250,000	6.63%, 05/15/27 (c)	1,404,912
1,850,000	6.75%, 05/15/27 (c)	2,073,036
1,000,000	6.75%, 05/15/27 (c)	1,124,420

See Notes to Financial Statements

119

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Texas: (continued)
	Tarrant County Cultural Education Facilities Finance Corp., C.C. Young Memorial Home Project, Series A (RB)
$595,000	6.38%, 02/15/27 (c)	$631,682
510,000	6.38%, 02/15/27 (c)	537,805
	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility (RB)
2,975,000	4.00%, 05/15/24 (c)	2,980,385
1,395,000	8.25%, 11/15/19 (c)	1,227,837
	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, Series A (RB)
240,000	8.00%, 05/31/18 (c)	228,182
170,000	8.25%, 11/15/19 (c)	150,936
1,150,000	Tarrant County Cultural Education Facilities Finance Corp., SQLC Senior Living Center at Corpus Christo, Inc., Series A (RB) 5.00%, 05/15/27 (c)	797,709
1,365,000	Tarrant County Cultural Education Facilities Finance Corp., Stayton at Museum Way Project, Series A (RB) 8.00%, 11/15/19 (c)	1,254,189
	Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply (RB)
1,490,000	5.00%, 12/15/21	1,618,632
1,265,000	5.00%, 12/15/22 (c)	1,376,750
1,570,000	5.00%, 12/15/22 (c)	1,712,242
1,215,000	5.00%, 12/15/22 (c)	1,319,599
175,000	5.00%, 12/15/22 (c)	189,280
760,000	5.00%, 12/15/22 (c)	823,718
750,000	5.00%, 12/15/22 (c)	819,990
1,280,000	5.00%, 12/15/22 (c)	1,411,110
1,715,000	5.00%, 12/15/22	1,893,806
1,445,000	5.00%, 12/15/22 (c)	1,587,072
1,220,000	5.00%, 12/15/22 (c)	1,335,510
1,360,000	5.00%, 12/15/22 (c)	1,492,478
650,000	Texas Municipal Gas Acquisition and Supply Corp., Gas Supply (RB) 5.00%, 12/15/19	678,463
	Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC Project (RB)
460,000	5.00%, 12/31/25 (c)	497,651
230,000	5.00%, 12/31/25 (c)	249,782
	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group, LLC Project, Senior Lien (RB)
150,000	7.00%, 06/30/20 (c)	165,008
1,785,000	7.00%, 06/30/20 (c)	1,960,019
95,000	7.50%, 06/30/20 (c)	105,544
980,000	7.50%, 06/30/20 (c)	1,090,975
	Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project (RB)
515,000	7.00%, 09/01/23 (c)	602,746
230,000	7.50%, 12/31/19 (c)	250,275
Principal
Amount		Value

Texas: (continued)
	Texas Transportation Commission, Central Texas Turnpike System, Series C (RB)
$7,100,000	5.00%, 08/15/24 (c)	$7,704,281
1,500,000	5.00%, 08/15/24 (c)	1,620,630
600,000	5.00%, 08/15/24 (c)	657,804
850,000	5.00%, 08/15/24 (c)	927,350
	Town of Westlake, Solana Public Improvement District (SA)
1,000,000	6.13%, 09/01/25 (c)	1,002,530
1,000,000	6.25%, 09/01/25 (c)	1,004,550
1,000,000	6.38%, 09/01/25 (c)	1,005,990
2,730,000	Woodloch Health Facilities Development Corp., Series A-1 (RB) 6.75%, 06/01/20 (c)	2,826,724
		127,096,356
Utah: 0.3%
	Utah Charter School Finance Authority (RB)
1,500,000	5.25%, 06/15/27 (c)	1,527,105
4,505,000	5.38%, 06/15/27 (c)	4,581,044
		6,108,149
Vermont: 0.1%
1,100,000	Vermont Economic Development Authority, Wake Robin Corp. Project (RB) 5.40%, 05/01/22 (c)	1,166,792
910,000	Vermont Economic Development Authority, Wake Robin Corp. Project, Series A (RB) 5.00%, 05/01/27 (c)	949,521
		2,116,313
Virgin Islands: 0.9%
	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series C (RB)
250,000	4.50%, 10/01/24 (c)	170,625
1,000,000	5.00%, 10/01/24 (c)	697,500
4,250,000	5.00%, 10/01/24 (c)	2,921,875
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A (RB)
110,000	6.63%, 10/01/19 (c)	80,300
1,740,000	6.75%, 10/01/19 (c)	1,257,150
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series A (RB)
450,000	5.00%, 10/01/20	397,125
3,885,000	5.00%, 10/01/20 (c)	3,088,575
3,280,000	5.00%, 10/01/20 (c)	2,632,200
1,125,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series A-1 (RB) 5.00%, 10/01/19 (c)	894,375

See Notes to Financial Statements

120

Principal
Amount		Value

Virgin Islands: (continued)
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series B (RB)
$1,245,000	5.00%, 10/01/19 (c)	$999,112
1,000,000	5.00%, 10/01/19	922,500
885,000	5.00%, 10/01/19 (c)	692,512
330,000	5.00%, 10/01/20 (c)	256,575
2,990,000	5.25%, 10/01/20 (c)	2,302,300
250,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Subordinate Lien, Series C (RB) 5.00%, 10/01/19 (c)	203,750
	Virgin Islands Water and Power Authority, Series A (RB)
50,000	5.00%, 05/31/18 (c)	31,375
330,000	5.00%, 05/31/18 (c)	208,725
	Virgin Islands Water and Power Authority, Series B (RB)
3,600,000	5.00%, 05/31/18 (c)	2,241,000
1,070,000	5.00%, 05/31/18 (c)	666,075
1,125,000	5.00%, 05/31/18 (c)	700,312
		21,363,961
Virginia: 1.8%
	Albemarle County, Virginia Economic Development Authority, Series A (RB)
640,000	4.63%, 01/01/23 (c)	651,923
1,000,000	5.00%, 01/01/23 (c)	1,032,650
500,000	Ballston Quarter Community Development Authority, Series A (TA) 5.50%, 03/01/27 (c)	520,760
1,000,000	Botetourt County, Virginia, Series A (RB) 6.00%, 07/01/24 (c)	1,087,740
250,000	Bristol Industrial Development Authority, Series B (RB) 6.35%, 11/01/24 (c)	251,053
	Cherry Hill Community Development Authority (SA)
200,000	5.15%, 03/01/25 (c)	204,724
500,000	5.40%, 03/01/25 (c)	511,415
	Chesapeake Bay Bridge and Tunnel District, First Tier (RB)
1,000,000	5.00%, 07/01/26 (c)	1,091,570
1,000,000	5.00%, 07/01/26 (c)	1,098,220
650,000	Chesterfield Economic Development Authority, Brandermill Woods Project (RB) 4.13%, 01/01/22 (c)	668,791
380,000	City of Chesapeake, Virginia Chesapeake Expressway, Series A (RB) 5.00%, 07/15/22 (c)	408,230
650,000	Economic Development Authority of the City of Newport News, Residential Care Facilities (RB) 3.13%, 12/01/25 (c)	623,649
Principal
Amount		Value

Virginia: (continued)
	Fairfax County Virginia Economic Development Authority, Series A (RB)
$365,000	4.00%, 12/01/22	$376,432
2,000,000	5.00%, 12/01/23 (c)	2,090,940
1,000,000	5.00%, 12/01/23 (c)	1,048,010
	Fairfax County Virginia Mosaic District Community Development Authority, Series A (SA)
1,450,000	6.63%, 03/01/21 (c)	1,573,873
1,000,000	6.88%, 03/01/21 (c)	1,089,290
1,250,000	Halifax County Industrial Development Authority (RB) 2.15%, 09/01/20 (p)	1,243,225
	Hanover County Economic Development Authority, Series A (RB)
420,000	4.00%, 07/01/22	431,231
1,500,000	5.00%, 07/01/22 (c)	1,542,435
1,500,000	5.00%, 07/01/22 (c)	1,545,900
2,475,000	Henrico County Economic Development Authority, Residential Care Facilities, Series C (RB) 5.00%, 12/01/27 (c)	2,615,753
4,750,000	Newport News Economic Development Authority, Residential Care Facilities (RB) 5.00%, 12/01/25 (c)	4,956,767
670,000	Prince William County Industrial Development Authority (RB) 5.00%, 01/01/25 (c)	716,592
	Stafford County Economic Development Authority (RB)
480,000	4.00%, 06/15/26 (c)	478,075
300,000	5.00%, 06/15/26 (c)	328,668
2,000,000	Tobacco Settlement Financing Corp., Senior Series B-1 (RB) 5.00%, 05/16/18 (c)	1,980,000
18,175,000	Tobacco Settlement Financing Corp., Series C (RB) 0.00%, 05/16/18 (c) ^	1,889,473
	Virginia College Building Authority, Marymount University Project, Series A (RB)
2,000,000	5.00%, 07/01/25 (c)	2,096,680
1,000,000	5.00%, 07/01/25 (c)	1,057,870
300,000	Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/25 (c)	326,454
1,260,000	Virginia College Building Authority, Regent University Project (RB) 5.00%, 05/31/18 (c)	1,259,950
	Virginia Small Business Financing Authority, Elizabeth River Crossing Opco, LLC Project (RB)
735,000	5.50%, 07/01/22 (c)	800,077
1,550,000	6.00%, 07/01/22 (c)	1,726,808

See Notes to Financial Statements

121

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Virginia: (continued)
	Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB)
$300,000	5.00%, 01/01/22 (c)	$318,837
1,440,000	5.00%, 01/01/22 (c)	1,530,418
	Wise County Industrial Development Authority, Solid Waste and Sewage Disposal, Series A (RB)
300,000	1.88%, 06/01/20 (p)	297,300
1,375,000	2.15%, 09/01/20 (p)	1,367,547
		42,839,330
Washington: 0.6%
1,000,000	Greater Wenatchee Regional Events Center, Public Facilities District, Series A (RB) 5.50%, 09/01/22 (c)	1,020,350
	King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (GO)
1,000,000	5.00%, 12/01/25 (c)	955,400
500,000	5.75%, 12/01/25 (c)	500,275
500,000	6.00%, 12/01/25 (c)	498,360
250,000	6.25%, 12/01/25 (c)	250,730
	Klickitat County Public Hospital District No. 2 (RB)
250,000	5.00%, 12/01/27 (c)	247,735
500,000	5.00%, 12/01/27 (c)	508,355
	Washington Health Care Facilities Authority, Central Washington Health Services Association (RB)
1,650,000	5.00%, 07/01/25 (c)	1,785,976
100,000	7.00%, 07/01/19 (c)	105,720
	Washington State Housing Finance Commission, Bayview Manor Senior Project, Series A (RB)
1,000,000	5.00%, 07/01/24 (c)	1,013,990
1,000,000	5.00%, 07/01/24 (c)	1,017,370
150,000	5.00%, 07/01/24 (c)	154,344
	Washington State Housing Finance Commission, Herons Key Senior Living, Series A (RB)
200,000	6.00%, 07/01/25	210,428
1,000,000	6.75%, 07/01/25 (c)	1,059,140
	Washington State Housing Finance Commission, Herons Key Senior Living, Series B (RB)
250,000	5.50%, 05/21/18 (c)	250,148
1,350,000	6.50%, 07/01/25 (c)	1,427,287
1,100,000	Washington State Housing Finance Commission, Mirabella Project, Series A (RB) 6.75%, 10/01/22 (c)	1,195,733
1,500,000	Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB) 5.00%, 01/01/25 (c)	1,566,360
Principal Amount		Value

Washington: (continued)
$500,000	Washington State Housing Finance Commission, Weslet Homes at Lea Hill Project (RB) 5.00%, 07/01/26 (c)	$505,980
		14,273,681
West Virginia: 0.5%
325,000	Brooke County Commission, Series A (RB) 6.75%, 04/01/21 (c)	325,738
5,275,000	Philippi, West Virginia, The Philippi Municipal Building Commission, Series A (RB) 7.75%, 10/01/22 (c) (d) § *	2,637,500
3,650,000	Pleasants County, West Virginia, Series F (RB) 5.25%, 05/31/18 (c)	3,608,791
	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB)
2,005,000	6.50%, 10/01/18 (c)	2,019,857
1,505,000	6.50%, 10/01/18 (c)	1,518,560
2,070,000	6.75%, 10/01/18 (c)	2,085,815
		12,196,261
Wisconsin: 1.8%
	Public Finance Authority, American Dream at Meadowlands Project (RB)
500,000	6.75%, 12/01/27 (c)	574,980
13,750,000	7.00%, 12/01/27 (c)	15,913,287
100,000	Public Finance Authority, American Dream at Meadowlands Project, Series A (RB) 6.75%, 08/01/31	107,535
250,000	Public Finance Authority, Bancroft Neurohealth Project, Series A (RB) 5.13%, 06/01/26 (c)	251,880
	Public Finance Authority, Cornerstone Charter Academy, Series A (RB)
495,000	5.00%, 02/01/26 (c)	484,828
500,000	5.13%, 02/01/26 (c)	478,225
	Public Finance Authority, Corvian Community School Project, Series A (RB)
580,000	4.25%, 06/15/24 (c)	585,585
500,000	5.00%, 06/15/24 (c)	500,755
1,000,000	5.13%, 06/15/24 (c)	1,001,760
1,775,000	Public Finance Authority, Million Air Two LLC, Series B (RB) 7.13%, 06/01/24 (c)	1,741,825
500,000	Public Finance Authority, National Gypsum Comp. (RB) 5.25%, 11/01/24 (c)	534,565
	Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB)
250,000	5.00%, 06/15/26 (c)	225,280
4,000,000	5.00%, 06/15/26 (c)	3,741,680

See Notes to Financial Statements

122

Principal Amount		Value

Wisconsin: (continued)
$500,000	Public Finance Authority, Phoenix Academy Project (RB) 5.88%, 06/15/24 (c)	$476,885
	Public Finance Authority, Retirement Facilities (RB)
2,580,000	5.00%, 03/01/28 (c)	2,731,885
625,000	5.00%, 03/01/28 (c)	670,625
970,000	Public Finance Authority, Senior Airport Facilities, Series B (RB) 5.00%, 07/01/22	1,021,594
1,000,000	Public Finance Authority, Series A (RB) 5.38%, 07/15/27 (c)	1,024,350
1,455,000	Public Finance Authority, Transportation Infrastructure Properties, LLC Obligated Group, Series G (RB) 5.00%, 07/01/22 (c)	1,537,077
100,000	Public Finance Authority, Triad Educational Services, Inc., Series A (RB) 5.50%, 06/15/25 (c)	99,445
500,000	Public Finance Authority, Vista Grande Villa Project, Series A (RB) 6.50%, 07/01/25 (c)	523,805
750,000	Wisconsin Health and Educational Facilities Authority, American Baptist Homes (RB) 5.00%, 08/01/24 (c)	788,490
Principal Amount		Value

Wisconsin: (continued)
	Wisconsin Health and Educational Facilities Authority, Saul-Prairie Memorial Hospital, Inc., Series A (RB)
$2,150,000	5.25%, 02/01/23 (c)	$2,230,173
1,975,000	5.38%, 02/01/23 (c)	2,055,698
3,950,000	Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series A (RB) 5.13%, 02/01/23 (c)	4,084,892
		43,387,104
Total Municipal Bonds (Cost: $2,363,721,508)		2,371,243,547

Number of Shares
MONEY MARKET FUND: 2.5% (Cost: $61,630,312)
61,630,312	Dreyfus Government Cash Management Fund – Institutional Shares	61,630,312
Total Investments: 99.8% (Cost: $2,425,351,820)		2,432,873,859
Other assets less liabilities: 0.2%		3,869,100
NET ASSETS: 100.0%		$2,436,742,959

See Notes to Financial Statements

123

VANECK VECTORS HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ACA	Credit Agricole SA
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond
*	Non-income producing
§	Illiquid Security — the aggregate value of illiquid securities is $2,637,553 which represents 0.1% of net assets.

Summary of Investments By Sector	% of Investments	Value
Education	8.8%	$214,194,302
Health Care	22.2	540,740,180
Housing	2.0	48,674,040
Industrial Revenue	14.2	346,682,767
Leasing	4.2	101,013,220
Local	7.1	172,036,732
Power	0.3	6,265,001
Solid Waste/Resource Recovery	0.1	1,594,297
Special Tax	8.1	196,166,836
State	3.9	95,074,142
Tobacco	18.9	460,951,518
Transportation	6.0	145,550,452
Water & Sewer	1.7	42,300,060
Money Market Fund	2.5	61,630,312
	100.0%	$2,432,873,859

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$—	$2,371,243,547	$—	$2,371,243,547
Money Market Fund	61,630,312	—	—	61,630,312
Total	$61,630,312	$2,371,243,547	$—	$2,432,873,859

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

124

VANECK VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount		Value

MUNICIPAL BONDS: 98.0%
Alabama: 1.0%
$130,000	Alabama Federal Aid Highway Finance Authority (RB) 5.00%, 09/01/22 (c)	$145,010
Arizona: 3.8%
500,000	Pinal County Electric District No. 3 (RB) 5.25%, 07/01/21 (c)	548,600
California: 16.6%
215,000	California State Economic Recovery, Series A (GO) 5.00%, 07/01/19 (c)	223,187
190,000	California State Public Works Board, Series I-1 (RB) 6.13%, 11/01/19 (c)	202,320
200,000	City of Los Angeles CA Wastewater System Revenue, Series A (RB) 6.00%, 06/01/21	224,228
175,000	Clovis California Unified School District, Series A (GO) 0.00%, 08/01/19 ^	171,005
200,000	Contra Costa Transportation Authority, Series B (RB) 5.00%, 03/01/20 (c)	211,580
200,000	East Bay Municipal Utility District Wastewater System Revenue, Series A (RB) 5.00%, 06/01/20 (c)	213,052
	Foothill Eastern Transportation Corridor Agency, Toll Road, Senior Lien, Series A (RB)
230,000	0.00%, 01/01/20 ^	222,766
500,000	0.00%, 01/01/29 ^	367,815
305,000	Orange County, California Water District Revenue, Series B (CP) (NATL) 5.00%, 08/15/32 (c)	385,197
175,000	University of California, Series O (RB) 5.75%, 05/15/19 (c)	182,229
		2,403,379
Colorado: 2.6%
100,000	Park Creek Metropolitan District (GO) 6.25%, 12/01/19 (c)	106,740
250,000	University of Colorado, Series A (RB) 5.00%, 06/01/21 (c)	272,217
		378,957
Florida: 2.8%
100,000	City of Orlando, Series A (RB) 5.00%, 05/01/24 (c)	114,683
285,000	Florida Municipal Power Agency, Series A (RB) 5.25%, 10/01/19 (c)	298,130
		412,813
Georgia: 6.9%
	City of Atlanta Water & Wastewater Revenue, Series A (RB)
190,000	6.00%, 11/01/19 (c)	201,474
650,000	6.25%, 11/01/19 (c)	691,645
Principal Amount		Value

Georgia: (continued)
$100,000	Thomasville Hospital Authority (RB) 5.25%, 11/01/20 (c)	$107,785
		1,000,904
Kentucky: 0.7%
100,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series A (RB) 6.00%, 06/01/20 (c)	107,982
Louisiana: 1.1%
150,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Series B (RB) 6.00%, 10/01/20 (c)	163,956
Maryland: 5.8%
	Montgomery County, Public Improvement, Series A (GO)
220,000	5.00%, 07/01/19 (c)	228,067
110,000	5.00%, 07/01/19 (c)	114,034
	State of Maryland, Second Series B (GO)
260,000	5.00%, 08/01/19 (c)	270,176
220,000	5.00%, 08/15/19 (c)	228,877
		841,154
Massachusetts: 2.0%
200,000	Massachusetts Health & Educational Facilities Authority, Series A (RB) 5.00%, 12/15/19 (c)	210,002
80,000	Massachusetts State Water Resources Authority, Series A (RB) 6.50%, 07/15/19	81,594
		291,596
Minnesota: 1.1%
150,000	State of Minnesota, Series A (GO) 5.00%, 12/01/19 (c)	157,325
Mississippi: 3.8%
500,000	Mississippi Development Bank, Marshall County Industrial Development Authority (RB) 5.00%, 01/01/22 (c)	550,120
New Hampshire: 0.9%
120,000	New Hampshire Business Finance Authority, Series A (RB) 6.13%, 10/01/19 (c)	126,985
New Jersey: 1.8%
250,000	State of New Jersey, Series A (CP) 5.25%, 06/15/19 (c)	259,255
New York: 7.7%
65,000	New York Metropolitan Transportation Authority, Dedicated Tax, Series A (RB) (NATL) 6.00%, 04/01/20	68,402
145,000	New York State Dormitory Authority, Series A (RB) 5.50%, 05/01/19 (c)	150,177

See Notes to Financial Statements

125

VANECK VECTORS PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
$300,000	New York State Dormitory Authority, The New School (RB) 5.50%, 07/01/20 (c)	$322,119
	Triborough Bridge & Tunnel Authority, Series B (RB)
200,000	5.20%, 01/01/22 (c)	222,422
325,000	5.50%, 01/01/22 (c)	358,897
		1,122,017
North Carolina: 3.7%
500,000	State of North Carolina, Series C (RB) 5.00%, 05/01/21 (c)	543,275
Ohio: 7.7%
320,000	City of Columbus, Series A (GO) 5.00%, 08/15/23 (c)	363,616
120,000	County of Hancock, Ohio Hospital Facilities, Blanchard Valley Health Center, Series A (RB) 6.25%, 06/01/21 (c)	134,740
210,000	Cuyahoga Community College District, Series C (RB) 5.00%, 02/01/20 (c)	221,204
130,000	Ohio Water Development Authority Water Pollution Control Loan Fund, Series A (RB) 5.00%, 12/01/19 (c)	136,244
250,000	State of Ohio, Third Frontier Research and Development, Series A (GO) 4.00%, 05/01/21 (c)	264,027
		1,119,831
Oregon: 3.5%
	State of Oregon Department of Transportation, Highway User Tax, Senior Lien, Series A (RB)
210,000	5.00%, 05/15/19 (c)	216,909
250,000	5.00%, 11/15/23 (c)	285,315
		502,224
Pennsylvania: 9.0%
	Commonwealth of Pennsylvania, First Series (GO)
750,000	5.00%, 06/01/22 (c)	834,307
110,000	5.00%, 06/01/22 (c)	122,365
135,000	Pennsylvania Higher Educational Facilities Authority, Series A (RB) 5.00%, 09/01/19	140,615
195,000	Pennsylvania Turnpike Commission, Series B-1 (RB) 5.00%, 12/01/20 (c)	209,333
		1,306,620
Puerto Rico: 1.0%
145,000	Puerto Rico Highway & Transportation Authority, Series AA (RB) (NATL) 5.50%, 07/01/19	151,028
Principal Amount		Value

Rhode Island: 1.1%
$150,000	State of Rhode Island, Series A (GO) 5.50%, 08/01/21 (c)	$166,322
Tennessee: 0.8%
100,000	Tennessee State School Bond Authority, Higher Education Facilities Second Program, Series A (RB) 5.00%, 05/01/22 (c)	110,820
Texas: 5.9%
150,000	City of Houston, Combined Utility System Revenue (RB) 5.38%, 05/15/19 (c)	155,354
425,000	City of Laredo, Waterworks and Sewer System (RB) 5.25%, 03/01/20 (c)	449,773
225,000	North Texas Tollway Authority, Series D (RB) 5.00%, 09/01/21 (c)	246,332
		851,459
Virginia: 3.8%
415,000	Richmond, Virginia Metropolitan Transportation Authority (RB) 5.25%, 07/15/22	440,083
100,000	Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series A (RB) 5.00%, 02/01/22 (c)	110,395
		550,478
Wisconsin: 2.9%
295,000	State of Wisconsin, Series A (GO) 4.00%, 05/01/22 (c)	315,679
100,000	State of Wisconsin, Series B (GO) 5.00%, 05/01/22 (c)	110,618
		426,297
Total Municipal Bonds (Cost: $14,348,427)		14,238,407

Number of Shares
MONEY MARKET FUND: 0.4% (Cost: $54,603)
54,603	Dreyfus Government Cash Management Fund – Institutional Shares	54,603
Total Investments: 98.4% (Cost: $14,403,030)		14,293,010
Other assets less liabilities: 1.6%		225,141
NET ASSETS: 100.0%		$14,518,151

See Notes to Financial Statements

126

Definitions:

CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond

Summary of Investments
By Sector	% of Investments	Value
Education	11.0%	$1,569,601
Health Care	5.5	791,625
Leasing	9.7	1,390,047
Local	6.1	876,722
Power	7.0	1,002,084
Special Tax	3.0	433,003
State	18.9	2,692,883
Transportation	24.4	3,484,432
Water & Sewer	14.0	1,998,010
Money Market Fund	0.4	54,603
	100.0%	$14,293,010

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds*	$—	$14,238,407	$—	$14,238,407
Money Market Fund	54,603	—	—	54,603
Total	$54,603	$14,238,407	$—	$14,293,010

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

127

VANECK VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount		Value

MUNICIPAL BONDS: 98.9%
Alabama: 0.2%
	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB)
$150,000	6.45%, 05/31/18 (c)	$150,000
150,000	6.45%, 05/31/18 (c)	149,985
		299,985
Arizona: 2.1%
	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A (RB)
175,000	5.00%, 02/01/20	183,164
125,000	5.00%, 02/01/21	133,551
	Arizona Industrial Development Authority, Education Revenue Bonds, Series A (RB)
250,000	4.75%, 07/01/23 (c)	249,555
200,000	5.00%, 07/01/26	213,372
125,000	Citi of Phoenix Civic Improvement Corp. Junior, Lien Airport, Series A (RB) 5.00%, 07/01/20 (c)	132,735
250,000	Glendale Industrial Development Authority (RB) 4.00%, 11/15/24 (c)	245,138
	Industrial Development Authority of the City of Phoenix, Series A (RB)
375,000	3.00%, 07/01/20	370,807
500,000	4.00%, 07/01/25	502,765
250,000	Industrial Development Authority of the Town of Florence, Inc., Legacy Traditional School Project (RB) 5.00%, 07/01/23	261,772
	Pima County Industrial Development Authority, Education Facility Revenue Bonds (RB)
250,000	4.13%, 06/15/22 (c)	247,243
95,000	4.38%, 07/01/26	87,983
	Salt Verde Financial Corp. (RB)
65,000	5.25%, 12/01/21	71,131
50,000	5.25%, 12/01/23	56,205
65,000	5.25%, 12/01/24	73,923
10,000	5.25%, 12/01/28	11,700
		2,841,044
California: 9.1%
375,000	Bay Area Toll Authority, Toll Bridge Revenue, Series S-4 (RB) 5.00%, 04/01/23 (c)	425,516
210,000	California Communities Development Authority, Daughters of Charity Health System, Series G (RB) 5.50%, 05/31/18 (c)	210,496
320,000	California Health Facilities Financing Authority Revenue Bonds, Series E (RB) 5.63%, 07/01/19 (c)	332,966
Principal Amount		Value

California: (continued)
$250,000	California Health Facilities Financing Authority Revenue Bonds, Series G (RB) 5.50%, 07/01/18 (c)	$251,645
	California Municipal Finance Authority, Community Medical Centers, Series A (RB)
50,000	5.00%, 02/01/27 (c)	57,559
50,000	5.00%, 02/01/27	57,766
500,000	California Municipal Finance Authority, Julian Charter School Project, Series A (RB) 5.00%, 03/01/25	502,265
150,000	California Municipal Finance Authority, Rocketship Education, Series A (RB) 6.00%, 06/01/22 (c)	157,955
330,000	California Public Finance Authority, NCCD-Claremont Properties LLC, Series A (RB) 5.00%, 07/01/27	363,340
	California State Public Works Board Lease Revenue Bonds, Series A (RB)
200,000	5.00%, 09/01/20	213,922
300,000	5.00%, 09/01/21	328,242
	California Statewide Communities Development Authority, Baptist University, Series A (RB)
250,000	3.00%, 11/01/22	249,790
500,000	3.50%, 11/01/27	496,805
160,000	California Statewide Communities Development Authority, Irvine East Campus Apartments (RB) 5.00%, 05/15/20	169,365
350,000	California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB) 5.00%, 06/01/26 (c)	389,266
35,000	City of Modesto, Community Center refinancing, Series A (CP) (AMBAC) 5.00%, 11/01/23	36,495
375,000	City of San Buenaventura, Community Memorial Health System (RB) 6.50%, 12/01/21	419,775
160,000	Foothill Transportation Corridor Agency, Toll Road Revenue, Series B-2 (RB) 5.00%, 07/15/19 (c) (p)	165,245
600,000	Foothill Transportation Corridor Agency, Toll Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	673,656
	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-1 (RB)
500,000	5.00%, 06/01/23	558,525
500,000	5.00%, 06/01/25	568,820
125,000	5.00%, 06/01/26	142,915

See Notes to Financial Statements

128

Principal Amount		Value

California: (continued)
$205,000	Inland Empire Tobacco Securitization Authority, Series B (RB) 5.75%, 06/01/21 (c)	$212,226
500,000	Irvine Unified School District, Special Tax, Community Facilities No. 09-1, Series A (ST) 5.00%, 09/01/26	576,795
250,000	Lake Elsinore Public Financing Authority, Local Agency Revenue (ST) 5.00%, 09/01/24	283,090
41,000	Lincoln Public Financing Authority, Subordinated Series B (SA) 5.38%, 09/02/21	43,181
325,000	Los Angeles Municipal Improvement Corporation, Series A (RB) 5.00%, 11/01/20	350,285
750,000	Los Angeles Unified School District, Series B (CP) 5.00%, 10/01/22 (c)	834,855
	Palomar Health (RB)
250,000	5.00%, 11/01/25	278,727
90,000	5.00%, 11/01/26 (c)	101,327
	Port of Oakland, Series O (RB)
500,000	5.00%, 05/01/19	515,440
230,000	5.00%, 05/01/20	243,584
500,000	Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/24	568,670
110,000	Riverside County Public Financing Authority, Capital Facilities Project (RB) 5.00%, 11/01/23	124,890
85,000	San Francisco Community College District (GO) 5.00%, 06/15/22	95,033
195,000	San Francisco International Airport Second Series Revenue Refunding Bonds, Series D (RB) 5.00%, 05/01/21 (c)	211,166
100,000	San Francisco Redevelopment Agency, Community Facilities District No. 6, Series A (ST) 5.00%, 08/01/22 (c)	110,223
75,000	Vernon Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	77,785
895,000	Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST) 4.00%, 09/01/21	879,901
		12,279,507
Colorado: 2.6%
500,000	Colorado Educational and Cultural Facilities Authority, Loveland Classical Schools Project, Thompson School District R2-J (RB) 3.75%, 07/01/26	482,550
Principal Amount		Value

Colorado: (continued)
$5,000	Colorado Health Facilities Authority, Catholic Health Initiatives, Series A (RB) 5.25%, 07/01/19 (c)	$5,145
250,000	Colorado Health Facilities Authority, Health and Residential, Volunteers of America Care Facilities (RB) 5.20%, 05/31/18 (c)	250,128
85,000	Colorado Health Facilities Authority, Hospital Revenue Bonds (RB) 5.00%, 05/15/26 (c)	97,713
150,000	Colorado Public Authority, Natural Gas Purchase (RB) 6.13%, 11/15/23	173,994
120,000	Denver Convention Center Hotel Authority (RB) 5.00%, 12/01/22	132,522
500,000	Dominion Water and Sanitation District (RB) 5.25%, 12/01/21 (c)	522,570
1,500,000	Fountain Urban Renewal Authority, Tax Increment Revenue Refunding and Improvement Bonds, Series A (TA) 4.50%, 11/01/25 (c)	1,458,000
140,000	Public Authority for Colorado Energy (RB) 6.25%, 11/15/28	173,960
200,000	Southlands Metropolitan District No. 1 (GO) 3.50%, 12/01/27	196,952
		3,493,534
Connecticut: 2.1%
405,000	City of Hartford, Series A (GO) 5.00%, 04/01/23 (c)	440,199
	Mohegan Tribe of Indians of Connecticut, Gaming Authority, Series C (RB)
250,000	5.25%, 02/01/22	258,187
250,000	5.50%, 02/01/23	260,560
200,000	State of Connecticut, Series B (GO) 5.00%, 04/15/22 (c)	214,724
	State of Connecticut, Series D (GO)
250,000	5.00%, 10/01/20 (c)	265,030
100,000	5.00%, 11/01/21 (c)	106,525
	University of Connecticut, Series A (RB)
815,000	5.00%, 02/15/21 (c)	870,607
380,000	5.00%, 03/15/25	425,098
		2,840,930
District of Columbia: 0.2%
250,000	District of Columbia, Ingleside at Rock Creek Project, Series A (RB) 4.13%, 07/01/24 (c)	252,273
Florida: 2.8%
500,000	Capital Trust Agency Educational Facilities, Renaissance Charter School, Inc., Series A (RB) 4.38%, 06/15/27	480,675

See Notes to Financial Statements

129

VANECK VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Florida: (continued)
$500,000	Citizens Property Insurance Corp., Series A-1 (RB) 5.00%, 06/01/20	$529,885
500,000	Florida Development Finance Corp., Renaissance Chapter School, Inc. Project, Series A (RB) 5.00%, 06/15/25	512,915
250,000	Florida Development Finance Corp., Southwest Charter Foundation Inc. Project, Series A (RB) 5.13%, 06/15/27	242,460
200,000	Miami-Dade County, School Board Foundation, Inc., Series D (CP) 5.00%, 11/01/19	208,806
	Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
250,000	5.00%, 10/01/23	281,862
250,000	5.00%, 10/01/24	284,755
250,000	Northern Palm Beach County Improvement District, Unit of Development No. 2C (SA) 4.50%, 08/01/24	259,360
250,000	School District of St. Lucie County, Florida Sales Tax (RB) (AGM) 5.00%, 10/01/25	286,767
100,000	Village Community Development District No. 10 (SA) 4.50%, 05/01/22 (c)	106,387
500,000	Village Community Development District No. 12 (SA) (SAW) 3.80%, 05/01/28	508,345
		3,702,217
Georgia: 2.3%
250,000	Atlanta Development Authority, Senior Health Care Facilities, Proton Treatment Center Project, Series A-1 (RB) 6.00%, 01/01/23	250,065
1,000,000	Burke County Development Authority, Pollution Control, Series E (RB) 3.25%, 02/03/25 (p)	986,230
260,000	DeKalb County, Georgia Hospital Authority, DeKalb Medical Center, Inc. Project (RB) 5.25%, 09/01/20	271,580
160,000	Georgia Local Government, Grantor Trust Certificates of Participation, Series A (CP) (NATL) 4.75%, 06/01/28	167,702
325,000	Greene County Development Authority, Glen-I, LLC Project, Series A (RB) 6.13%, 01/01/25	308,236
135,000	Main Street Natural Gas, Inc. Gas Project, Series A (RB) 5.50%, 09/15/25	156,967
130,000	Main Street Natural Gas, Inc. Gas Project, Series A-1 (RB) 5.50%, 09/15/23	147,450
Principal Amount		Value

Georgia: (continued)
$250,000	Marietta Development Authority, University Facilities, Life University, Inc. Project, Series A (RB) 5.00%, 11/01/27	$274,997
560,000	Municipal Electric Authority of Georgia, Series B (RB) 5.00%, 01/01/20	584,903
		3,148,130
Guam: 0.9%
750,000	A. B. Won Pat International Airport Authority, Series C (RB) 5.00%, 10/01/21	782,220
250,000	Government of Guam, Business Privilege Tax Refunding Bonds, Series D (RB) 5.00%, 11/15/25 (c)	272,402
185,000	Government of Guam, Series A (GO) 6.00%, 11/15/19	189,995
		1,244,617
Hawaii: 0.1%
130,000	Kuakini, Hawaii Health System, Special Purpose Revenue, Series A (RB) 6.30%, 05/31/18 (c)	130,330
Illinois: 15.7%
	Chicago Board of Education, Series A (GO) (AMBAC)
275,000	5.50%, 12/01/19	284,449
200,000	7.00%, 12/01/25 (c)	233,904
	Chicago Board of Education, Series C (GO)
350,000	5.00%, 12/01/18 (c)	350,840
500,000	5.00%, 12/01/18 (c)	503,455
500,000	5.00%, 12/01/27	517,690
275,000	5.25%, 12/01/18 (c)	276,691
345,000	Chicago Board of Education, Series F (GO) 5.00%, 12/01/20	358,952
105,000	Chicago School Reform Board of Trustees, Series A (GO) 0.00%, 12/01/24 ^	78,597
270,000	Chicago School Reform Board of Trustees, Series B-1 (GO) 0.00%, 12/01/23 ^	212,822
95,000	City of Chicago, General Obligation Bonds, Refunding Series C (GO) 5.00%, 01/01/22	99,490
105,000	City of Chicago, Modern School Across Chicago Program, Series A (GO) 5.00%, 12/01/20 (c)	108,196
	City of Chicago, Series A (GO) (AMBAC)
145,000	5.00%, 05/31/18 (c)	145,747
500,000	5.00%, 01/01/20	515,190
500,000	5.00%, 01/01/20 (c)	511,345
200,000	5.00%, 01/01/20 (c)	203,662
270,000	5.25%, 01/01/24 (c)	282,066
150,000	City of Chicago, Series B (GO) 5.00%, 01/01/20	154,557

See Notes to Financial Statements

130

Principal Amount		Value

Illinois: (continued)
	City of Chicago, Series C (GO)
$625,000	5.00%, 01/01/19 (c)	$632,550
660,000	5.00%, 01/01/23	695,548
400,000	5.00%, 01/01/24	424,024
200,000	5.00%, 01/01/25	212,912
500,000	Cook County, Series A (GO) 5.25%, 11/15/21 (c)	549,815
250,000	Illinois Finance Authority, Friendship Village of Schaumburg (RB) 5.00%, 02/15/27	254,610
60,000	Illinois Finance Authority, Institute of Technology, Series A (RB) 5.00%, 05/31/18 (c)	60,053
100,000	Illinois Finance Authority, Presence Health Network, Series C (RB) 5.00%, 02/15/27 (c)	114,098
500,000	Illinois Finance Authority, Roosevelt University Project (RB) 5.75%, 10/01/19 (c)	518,670
50,000	Illinois Finance Authority, Swedish Covenant Hospital, Series A (RB) 5.50%, 02/15/20 (c)	53,072
250,000	Illinois Finance Authority, Three Crowns Park (RB) 4.00%, 02/15/24 (c)	250,140
	Illinois Railsplitter Tobacco Settlement Authority (RB)
380,000	5.00%, 06/01/19	391,829
70,000	5.13%, 06/01/19	72,295
160,000	5.25%, 06/01/20	169,566
75,000	5.25%, 06/01/21	81,309
70,000	5.38%, 06/01/21	76,168
	Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB)
40,000	5.00%, 06/15/22 (c)	42,109
750,000	5.00%, 06/15/22 (c)	782,827
35,000	5.00%, 12/15/22	37,405
500,000	5.00%, 12/15/27 (c)	544,580
	State of Illinois (GO)
275,000	4.00%, 03/01/22 (c)	268,122
80,000	4.00%, 08/01/22 (c)	78,320
300,000	4.13%, 03/01/22 (c)	289,737
500,000	5.00%, 06/01/19	510,755
325,000	5.00%, 01/01/20	333,330
540,000	5.00%, 01/01/20 (c)	552,782
300,000	5.00%, 01/01/21	310,794
135,000	5.00%, 01/01/21	139,857
50,000	5.00%, 07/01/21	51,937
600,000	5.00%, 05/01/22	623,982
920,000	5.00%, 08/01/22 (c)	952,642
700,000	5.00%, 08/01/22	729,554
700,000	5.00%, 08/01/23	729,428
150,000	5.00%, 02/01/24 (c)	156,062
100,000	5.00%, 02/01/24	103,989
200,000	5.00%, 01/01/26	208,516
100,000	5.00%, 06/01/26	104,247
275,000	5.25%, 07/01/23 (c)	283,880
60,000	5.50%, 07/01/23 (c)	63,498
500,000	5.50%, 07/01/23 (c)	531,295
270,000	5.50%, 07/01/23 (c)	288,841
Principal Amount		Value

Illinois: (continued)
	State of Illinois, Series A (GO)
$220,000	4.00%, 09/01/18 (c)	$212,007
70,000	4.00%, 09/01/18 (c)	70,181
305,000	4.00%, 01/01/21	308,294
170,000	4.00%, 01/01/22 (c)	170,165
100,000	4.00%, 01/01/22 (c)	95,145
100,000	4.00%, 01/01/22 (c)	97,480
50,000	4.00%, 01/01/22 (c)	50,235
105,000	4.00%, 01/01/22	105,315
210,000	4.75%, 09/01/18 (c)	210,651
100,000	5.00%, 06/01/21	103,779
445,000	5.00%, 01/01/22 (c)	456,036
500,000	6.00%, 05/01/25	551,085
500,000	State of Illinois, Series D (GO) 5.00%, 11/01/24	519,655
100,000	Will County Community High School District No. 210, Series B (GO) 0.00%, 01/01/28 ^	61,815
		21,124,644
Indiana: 0.4%
215,000	Indiana Finance Authority, I-69 Section 5 Project (RB) 6.00%, 12/01/19	222,650
325,000	Indiana Finance Authority, Wastewater Utility, First Lien, Series A (RB) 5.00%, 10/01/19	338,751
		561,401
Iowa: 4.2%
500,000	Iowa Finance Authority, Iowa Fertilizer Co. Project (RB) 5.25%, 12/01/23 (c)	532,770
4,315,000	Iowa Finance Authority, Iowa Fertilizer Co. Project, Series B (RB) 5.25%, 12/01/22 (c) (p)	4,547,406
	Iowa Higher Education Loan Authority, Wartburg College Project (RB)
380,000	2.50%, 10/01/20	370,926
130,000	4.00%, 10/01/25	128,293
		5,579,395
Kansas: 0.6%
125,000	Arkansas City Public Building Commission, South Central Regional Medical Center (RB) 6.25%, 09/01/19 (c)	127,348
500,000	City of Wichita, Health Care Facilities, Series I (RB) 5.00%, 05/15/25 (c)	534,925
80,000	Overland Park Development Corp., Overland Park Convention Center Hotel, Series B (RB) (AMBAC) 5.13%, 05/31/18 (c)	80,123
		742,396
Kentucky: 0.3%
100,000	Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB) 5.00%, 05/15/26	109,620

See Notes to Financial Statements

131

VANECK VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Kentucky: (continued)
$10,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series A (RB) 5.25%, 06/01/20 (c)	$10,646
200,000	Kentucky State Property & Building Commission, Series A (RB) 5.00%, 08/01/20	211,980
		332,246
Louisiana: 2.0%
	City of New Orleans, Louisiana Sewerage Service (RB)
625,000	5.00%, 06/01/19	644,869
320,000	5.00%, 06/01/20	338,454
20,000	5.00%, 06/01/22	21,944
600,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Series A (RB) 5.50%, 11/15/25	651,642
329,665	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.00%, 07/01/24 (d) § *	3
521,317	Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) § *	5
710,000	Parish of St. Charles, Valero Project (RB) 4.00%, 06/01/22 (p)	752,195
	Tobacco Settlement Financing Corp., Series A (RB)
230,000	5.00%, 05/15/20	242,988
80,000	5.00%, 05/15/21	86,274
		2,738,374
Maine: 0.2%
	Health and Higher Education Facilities Authority, Maine General Medical Center Issue (RB)
90,000	5.00%, 07/01/19	91,060
155,000	5.00%, 07/01/20	158,174
		249,234
Maryland: 3.1%
250,000	City of Baltimore, Harbor Point Project (RB) 4.25%, 06/01/26	256,708
200,000	City of Baltimore, Maryland Special Obligation, Research Park Project, Series A (RB) 4.00%, 09/01/27	206,400
350,000	County of Frederick, Mount Saint Mary’s University, Series A (RB) 5.00%, 09/01/27	384,737
200,000	Howard County, Series A (TA) 4.00%, 02/15/26 (c)	204,834
Principal
Amount		Value

Maryland: (continued)
$695,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 09/01/20 (c)	$725,545
250,000	Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA) 3.75%, 01/01/27 (c)	253,320
425,000	Maryland Economic Development Corp., Transportation Facilities, Series A (RB) 5.00%, 06/01/28	481,835
	Maryland Health and Higher Educational Facilities Authority, Western Maryland Health System Issue (RB)
850,000	5.00%, 07/01/19	877,276
190,000	5.00%, 07/01/24	212,479
500,000	Mayor and Council of Rockville, Ingleside at King Farm Project, Series C-1 (RB) 3.50%, 05/01/20 (c)	497,455
		4,100,589
Massachusetts: 1.1%
130,000	Massachusetts Development Finance Agency, Emmanuel College, Series A (RB) 5.00%, 07/01/22 (c)	144,021
	Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB)
250,000	4.00%, 10/01/22 (c)	255,710
500,000	4.00%, 10/01/22 (c)	514,030
100,000	Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB) 5.00%, 07/01/26 (c)	113,607
500,000	Massachusetts State Development Finance Agency, Linden Ponds, Inc., Series A (RB) 4.68%, 11/15/21	502,500
		1,529,868
Michigan: 1.2%
50,000	Detroit Water Supply System, Senior Lien, Series C (RB) 5.25%, 07/01/21 (c)	53,808
250,000	Grand Rapids Economic Development Corp., Beacon Hill at Eastgate, Series A (RB) 4.00%, 11/01/24 (c)	252,165
600,000	Michigan Solid Waste Disposal, Genesee Power Station Project (RB) 7.50%, 05/31/18 (c)	590,448
	Michigan Tobacco Settlement Finance Authority, Series A (RB)
670,000	5.13%, 05/16/18 (c)	669,605
80,000	5.25%, 05/16/18 (c)	79,999
		1,646,025

See Notes to Financial Statements

132

Principal
Amount		Value

Minnesota: 0.5%
$100,000	City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/24 (c)	$101,357
180,000	City of Blaine, Senior Housing and Health Facility, Series A (RB) 5.13%, 07/01/25	180,790
250,000	Rice County Educational Facility, St. Mary’s School Project (RB) 5.00%, 08/01/22	263,450
120,000	Saint Paul, Housing and Redevelopment Authority, Hmong College Prep Academy Project, Series A (RB) 5.00%, 09/01/26	126,166
		671,763
Mississippi: 0.0%
20,000	Mississippi Business Finance Corp., System Energy Resources, Inc. (RB) 5.88%, 05/29/18 (c)	20,044
Missouri: 0.7%
500,000	City of Liberty, Liberty Commons Project, Series A (TA) 5.13%, 06/01/25	494,285
250,000	City of St. Ann, Northwest Plaza Redevelopment, Series A (TA) 4.00%, 11/01/26	246,335
250,000	Industrial Development Authority of the City of St. Louis, Series A (RB) 3.88%, 11/15/26 (c)	252,080
		992,700
Montana: 0.4%
500,000	City of Forsyth, Rosebud County, Montana Pollution Control Revenue (RB) 2.00%, 08/01/23	478,940
Nevada: 1.3%
500,000	City of Reno, Tax Increment Senior Lien Bonds, Series C (TA) 5.40%, 05/31/18 (c)	499,635
100,000	Clark County School District, Series C (GO) 5.00%, 12/15/25 (c)	113,894
500,000	State of Nevada, Department of Business and Industry, Fulcrum Sierra Biofuels, LLC Project (RB) 5.88%, 12/15/27	532,990
535,000	State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB) 4.50%, 12/15/25 (c)	541,522
		1,688,041
New Hampshire: 0.2%
290,000	New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB) 5.25%, 07/01/24 (c)	293,262
Principal
Amount		Value

New Jersey: 10.0%
$75,000	Atlantic City, New Jersey Tax Appeal, Series 2013 (GO) 5.00%, 12/01/20	$73,736
240,000	Garden State Preservation Trust, Open Space and Farmland Preservation Bonds, Series B (RB) (AGM) 0.00%, 11/01/22 ^	211,320
750,000	Gloucester County Pollution Control Financing Authority, Series A (RB) 5.00%, 12/01/24	807,367
	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB)
80,000	4.00%, 06/15/19	81,484
235,000	4.25%, 06/15/22 (c)	243,068
600,000	5.00%, 06/15/19	617,718
500,000	5.00%, 06/15/20	525,000
165,000	5.00%, 06/15/22	178,624
150,000	5.00%, 06/15/22 (c)	161,841
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
125,000	4.88%, 09/15/19	127,883
225,000	5.13%, 08/20/22 (c)	243,142
50,000	5.75%, 09/15/22 (c)	55,180
400,000	New Jersey Economic Development Authority, Long Gate Project (RB) 4.38%, 01/01/24	405,284
100,000	New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	101,742
200,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series II (RB) 5.00%, 03/01/22 (c)	212,058
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series NN (RB)
640,000	5.00%, 03/01/23 (c)	675,014
325,000	5.00%, 03/01/23 (c)	344,253
	New Jersey Economic Development Authority, School Facilities Construction, Series GG (RB)
520,000	5.25%, 03/01/21 (c)	546,733
240,000	5.25%, 03/01/21 (c)	253,735
	New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB)
250,000	5.00%, 03/01/21	264,157
200,000	5.00%, 03/01/23 (c)	211,394
225,000	5.00%, 03/01/23 (c)	236,801
250,000	5.00%, 03/01/23 (c)	267,095
500,000	5.00%, 03/01/23 (c)	530,985
	New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
250,000	4.25%, 06/15/25 (c)	256,323
375,000	5.00%, 06/15/21	398,197

See Notes to Financial Statements

133

VANECK VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

New Jersey: (continued)
$400,000	New Jersey Health Care Facilities Financing Authority, St. Peter’s University System (RB) 5.00%, 07/01/21	$415,008
200,000	New Jersey Transportation Trust Fund Authority, Series A (RB) 5.00%, 06/15/21 (c)	211,026
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
215,000	4.00%, 06/15/22 (c)	217,027
510,000	5.00%, 06/15/22 (c)	540,095
155,000	5.00%, 06/15/22 (c)	165,190
200,000	5.00%, 06/15/23 (c)	213,458
100,000	New Jersey Transportation Trust Fund Authority, Series B (RB) 5.25%, 06/15/21 (c)	106,465
265,000	New Jersey Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/23	287,925
695,000	Pollution Control Financing Authority, Chambers Project, Series A (RB) 5.00%, 12/01/23	745,589
350,000	State of New Jersey, Series Q (GO) 5.00%, 08/15/20	372,288
	State of New Jersey, Series T (GO)
300,000	5.00%, 06/01/21	324,231
250,000	5.00%, 06/01/22	274,302
	State of New Jersey, Various Purpose (GO)
80,000	3.00%, 06/01/26	78,867
250,000	5.00%, 06/01/20	264,627
100,000	5.00%, 06/01/27	115,448
	Tobacco Settlement Financing Corp., Series A (RB)
500,000	5.00%, 06/01/23	553,995
500,000	5.00%, 06/01/28 (c)	570,070
		13,485,745
New Mexico: 0.2%
250,000	City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds, Series B (RB) 1.88%, 10/01/21 (p)	244,995
New York: 5.2%
	Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
400,000	5.00%, 07/15/23	448,072
250,000	5.00%, 07/15/24	283,695
100,000	5.00%, 07/15/26	115,071
100,000	5.00%, 01/15/27 (c)	113,982
100,000	5.00%, 01/15/27 (c)	114,473
500,000	Build NYC Resource Corp., Pratt Paper, Inc. Project (RB) 3.75%, 01/01/20	507,280
500,000	Long Island Power Authority Electric System General Revenue Bond, Series A (RB) 6.00%, 05/01/19 (c)	520,310
Principal
Amount		Value

New York: (continued)
	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC)
$25,000	5.00%, 05/31/18 (c)	$25,067
100,000	5.00%, 05/31/18 (c)	100,295
65,000	5.00%, 05/31/18 (c)	65,202
105,000	New York City Industrial Development Agency, Transportation Infrastructure Properties LLC, Series A (RB) 5.00%, 07/01/22	114,924
	New York State Dormitory Authority, Medical Center Obligated Group (RB)
300,000	5.00%, 12/01/26	336,642
300,000	5.00%, 06/01/27 (c)	333,507
50,000	New York State Dormitory Authority, Montefiore Medical Center (RB) (FHA) 5.00%, 05/31/18 (c)	50,090
750,000	New York State Environmental Facilities Corp., Solid Waste Disposal, Casella Waste Systems, Inc. Project (RB) 3.75%, 12/02/19 (p)	750,000
305,000	New York State Thruway Authority, Series A (RB) 5.00%, 05/01/19	314,479
	New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
125,000	5.00%, 08/01/19	128,759
35,000	5.00%, 08/01/21	37,553
135,000	5.00%, 08/01/21 (c)	142,602
	New York Transportation Development Corp., Terminal One Group Association, L.P. Project (RB)
35,000	5.00%, 01/01/21	37,371
50,000	5.00%, 01/01/22	54,166
190,000	Port Authority of New York and New Jersey, JFK International Air Terminal LLC Project, Series 8 (RB) 5.00%, 12/01/20	198,271
25,000	Suffolk County Economic Development Corp., Catholic Health Services of Long Island (RB) 5.00%, 07/01/21 (c)	26,889
185,000	Suffolk County, Series A (GO) 5.00%, 05/15/20	195,638
1,000,000	Suffolk Tobacco Asset Securitization Corp., Series B (RB) 5.38%, 06/01/18 (c)	1,000,180
	TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
70,000	5.00%, 06/01/27 (c)	79,094
70,000	5.00%, 06/01/27	81,115
750,000	Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB) 4.00%, 09/15/24 (c)	725,752

See Notes to Financial Statements

134

Principal
Amount		Value

New York: (continued)
$80,000	Westchester County Healthcare Corp., Senior Lien, Series B (RB) 5.00%, 11/01/19	$83,221
		6,983,700
North Carolina: 0.4%
150,000	North Carolina Medical Care Commission, Baptist Hospital (RB) 5.25%, 06/01/20 (c)	159,599
350,000	North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien (RB) 5.00%, 01/01/25	397,183
		556,782
Ohio: 4.9%
250,000	Allen County, Ohio Hospital Facilities Revenue Bonds, Series B (RB) 5.00%, 09/01/20 (c)	266,810
	Buckeye, Ohio Tobacco Settlement Financing Authority, Series A-2 (RB)
2,250,000	5.13%, 05/16/18 (c)	2,215,890
950,000	5.38%, 05/16/18 (c)	945,335
90,000	City of Cleveland, Airport System Revenue, Series C (RB) (AMBAC) 5.25%, 01/01/21	96,337
500,000	County of Cuyahoga OH (RB) 5.00%, 02/15/27 (c)	552,695
	Cuyahoga County, Ohio Hospital, Metrohealth System (RB)
250,000	5.00%, 02/15/25	273,255
50,000	5.00%, 02/15/26	55,035
250,000	5.00%, 02/15/27	276,547
	Muskingum County, Genesis HealthCare System Obligated Group Project (RB)
50,000	4.00%, 02/15/23	51,291
135,000	5.00%, 02/15/20	139,728
500,000	Ohio Air Quality Development Authority (RB) 3.75%, 01/15/28	496,760
10,000	Ohio Air Quality Development Authority, AK Steel Corp. Project (RB) 6.75%, 02/01/22 (c)	10,318
340,000	Ohio Air Quality Development Authority, FirstEnergy Generation Project, Series A (RB) 5.70%, 08/01/20	157,250
470,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series E (RB) 5.63%, 10/01/19	483,653
780,000	Ohio Water Development Authority, Firstenergy Nuclear Generation Project, Series B (RB) 4.00%, 06/03/19 (p)	360,750
500,000	Ohio Water Development Authority, Firstenergy Nuclear Generation Project, Series C (RB) 3.95%, 05/01/20 (p)	231,250
		6,612,904
Principal
Amount		Value

Oklahoma: 0.6%
$500,000	Oklahoma Development Finance Authority, Inverness Village Community (RB) 5.75%, 01/01/22 (c)	$366,290
250,000	Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB) 5.00%, 08/15/27	282,247
250,000	Payne County Economic Development Authority, Series B (RB) 4.75%, 05/21/18 (c)	125,000
		773,537
Oregon: 0.7%
500,000	Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project, Series B-1 3.20%, 05/15/20 (c)	499,685
500,000	Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project, Series B-2 (RB) 2.80%, 11/15/19 (c)	499,720
		999,405
Pennsylvania: 6.4%
225,000	Allegheny County, Pennsylvania Industrial Development Authority, United States Steel Corp. Project (RB) 6.75%, 11/01/19 (c)	230,807
85,000	Allegheny County, Series C-75 (GO) 5.00%, 11/01/26	98,915
	Allentown Neighborhood Improvement Zone Development Authority (RB)
250,000	5.00%, 05/01/23	265,877
250,000	5.00%, 05/01/28	273,670
	Allentown Neighborhood Improvement Zone, Authority Tax (RB)
250,000	5.00%, 05/01/22	269,092
250,000	5.00%, 05/01/27	275,485
650,000	Beaver County, Industrial Development Authority, Pollution Control, Series B (RB) 3.50%, 06/01/20 (p)	300,625
80,000	City of Philadelphia, Pennsylvania Gas Works, Series 13 (RB) 5.00%, 08/01/25	91,356
500,000	Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB) 5.00%, 06/01/23	552,995
	Dauphin County General Authority University, Harrisburg University of Science and Technology Project (RB)
250,000	4.00%, 10/15/22	247,285
850,000	5.00%, 10/15/27	858,933
135,000	Delaware River Port Authority, Port District Project (RB) 5.00%, 01/01/22	147,385

See Notes to Financial Statements

135

VANECK VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Pennsylvania: (continued)
$240,000	Montgomery County Industrial Development Authority, Pollution Control, Peco Energy Company Project (RB) 2.60%, 09/01/20 (p)	$239,402
130,000	Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB) 4.00%, 01/01/25	128,348
175,000	Moon Industrial Development Authority, Baptist Homes Society (RB) 5.00%, 07/01/20	179,902
	Pennsylvania Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project (RB)
425,000	5.00%, 06/30/19	438,060
160,000	5.00%, 12/31/19	166,848
80,000	5.00%, 12/31/20	85,163
250,000	5.00%, 12/31/21	270,650
125,000	5.00%, 12/31/23	138,546
650,000	5.00%, 12/31/24	727,135
550,000	5.00%, 06/30/26 (c)	616,396
130,000	5.00%, 06/30/26	146,089
500,000	Pennsylvania Economic Development Financing Authority, Talen Energy Supply Project, Series C (RB) 5.00%, 09/01/20 (p)	502,805
250,000	Pennsylvania Turnpike Commission, Series A (RB) 5.00%, 06/01/19 (c)	258,410
150,000	Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB) 5.88%, 06/15/22	157,611
100,000	Philadelphia Gas Works, Fourteenth Series (RB) 5.00%, 10/01/26	115,415
440,000	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group (RB) 5.00%, 07/01/26	486,825
250,000	Quakertown General Authority Health Facilities, USDA Loan Anticipation Notes, Series A (RB) 3.13%, 07/01/19 (c)	249,583
125,000	Redevelopment Authority of City Scranton, Pennsylvania, Series A (RB) 5.00%, 11/15/21	128,833
		8,648,446
Rhode Island: 0.5%
155,000	Rhode Island Commerce Corp., Department of Transportation, Series B (RB) 5.00%, 06/15/26	180,096
Principal
Amount		Value

Rhode Island: (continued)
$500,000	Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/20	$529,255
		709,351
South Carolina: 0.7%
100,000	Charleston Educational Excellence Finance Corp. Installment Purchase Revenue Refunding, Series B (RB) 5.00%, 12/01/23 (c)	113,223
335,000	South Carolina Jobs-Economic Development Authority, Palmetto Health (RB) 5.38%, 08/01/19 (c)	349,227
500,000	South Carolina Jobs-Economic Development Authority, Woodlands at Fuman (RB) 4.00%, 11/15/24 (c)	501,660
		964,110
Tennessee: 0.4%
	Clarksville Natural Gas Acquisition Corp. (RB)
200,000	5.00%, 12/15/19	208,758
25,000	5.00%, 12/15/21	27,168
85,000	Johnson City Health and Educational Facilities Board, Series A (RB) 5.38%, 07/01/20 (c)	89,542
225,000	Memphis-Shelby County Industrial Development Board, Series A (TA) 4.75%, 07/01/27	237,299
		562,767
Texas: 7.9%
120,000	Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	135,263
	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc. (RB)
550,000	4.50%, 07/01/20	573,012
1,000,000	4.75%, 07/01/24	1,075,020
1,250,000	5.00%, 07/15/28	1,396,000
500,000	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-2 (RB) 5.00%, 07/15/20	526,610
400,000	City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series C (RB) 5.00%, 07/15/20	421,288
100,000	Clifton Higher Education Finance Corp., International Leadership of Texas, Series A (RB) 4.63%, 08/15/25	101,135
35,000	Dallas/Fort Worth International Airport Joint Revenue Refunding Bonds, Series E (RB) 4.00%, 11/01/19	36,007
120,000	Dallas/Fort Worth International Airport Joint, Series F (RB) 5.00%, 11/01/20 (c)	127,519

See Notes to Financial Statements

136

Principal
Amount		Value

Texas: (continued)
$335,000	Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	$345,784
300,000	Harris County-Houston Sports Authority, Senior Lien Revenue, Series A (RB) 5.00%, 11/15/20	320,148
1,370,000	Harrison County Health Facilities Development Corp. (RB) 5.25%, 07/01/20 (c)	1,425,869
100,000	La Vernia Higher Education Finance Corp., Series A (RB) 4.20%, 08/15/25	100,169
	New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Series A (RB)
250,000	3.38%, 08/15/21	246,813
100,000	4.00%, 08/15/21 (c)	96,702
250,000	New Hope Cultural Education Facilities Finance Corp., Legacy Prepatory Charter Academy, Series A (RB) 5.25%, 02/15/23 (c)	254,020
	New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
100,000	5.00%, 07/01/23	84,612
100,000	5.00%, 07/01/24	84,269
90,000	New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc. (RB) 5.00%, 01/01/24	94,718
	SA Energy Acquisition Public Facility Corp. (RB)
75,000	5.50%, 08/01/21	82,219
85,000	5.50%, 08/01/22	94,703
55,000	5.50%, 08/01/24	62,878
125,000	5.50%, 08/01/25	144,684
110,000	5.50%, 08/01/27	130,398
450,000	Sam Rayburn Municipal Power Agency, Power Supply System (RB) 5.00%, 10/01/21	488,583
325,000	Tarrant County Cultural Education Facilities Finance Corp., Buckingham Senior Living Community, Inc., Series B-1 (RB) 4.50%, 05/31/18 (c)	323,840
200,000	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility (RB) 4.00%, 05/15/24 (c)	200,362
500,000	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, Series A (RB) 6.00%, 05/15/27 (c)	547,910
	Texas Municipal Gas Acquisition and Supply Corp. I, Senior Lien Series A (RB)
20,000	5.25%, 12/15/19	20,948
240,000	5.25%, 12/15/21	262,783
Principal
Amount		Value

Texas: (continued)
$155,000	5.25%, 12/15/22	$172,124
15,000	5.25%, 12/15/23	16,890
60,000	5.25%, 12/15/24	68,087
100,000	5.25%, 12/15/25	115,000
	Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply (RB)
115,000	5.00%, 12/15/21	124,928
70,000	5.00%, 12/15/22 (c)	76,882
105,000	5.00%, 12/15/22	115,947
	Travis County Health Facilities Development Corp. First Mortgage, Series A (RB)
65,000	6.00%, 01/01/21 (c)	68,365
30,000	6.00%, 01/01/21 (c)	33,015
		10,595,504
Vermont: 0.1%
150,000	Vermont Economic Development Authority, Recovery Zone Facility (RB) 5.00%, 12/15/20	160,077
Virgin Islands: 1.9%
45,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A (RB) 6.75%, 10/01/19	39,263
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series A (RB)
250,000	5.00%, 10/01/19 (c)	203,125
800,000	5.00%, 10/01/20	706,000
500,000	5.00%, 10/01/20 (c)	401,250
	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Senior Lien, Series B (RB)
30,000	5.00%, 10/01/19 (c)	24,075
400,000	5.00%, 10/01/19	369,000
750,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Subordinate Lien, Series C (RB) 5.00%, 10/01/19 (c)	611,250
	Virgin Islands Water and Power Authority, Series A (RB)
75,000	5.00%, 05/31/18 (c)	47,063
150,000	5.00%, 05/31/18 (c)	94,875
55,000	Virgin Islands Water and Power Authority, Series B (RB) 5.00%, 05/31/18 (c)	34,238
		2,530,139
Virginia: 1.3%
270,000	Botetourt County Industrial Development Authority, Residential Care Facility, Series A (RB) 4.75%, 07/01/23	278,446
25,000	Chesterfield Economic Development Authority, Brandermill Woods Project (RB) 4.13%, 01/01/22 (c)	25,723

See Notes to Financial Statements

137

VANECK VECTORS SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Virginia: (continued)
	Economic Development Authority of the City of Newport News, Residential Care Facilities (RB)
$100,000	3.13%, 12/01/25 (c)	$95,946
125,000	5.00%, 12/01/24	137,010
	Wise County Industrial Development Authority, Solid Waste and Sewage isposal, Series A (RB)
680,000	1.88%, 06/01/20 (p)	673,880
500,000	2.15%, 09/01/20 (p)	497,290
		1,708,295
Washington: 1.3%
105,000	Clark County Public Utility District No. 1, Electric System Revenue (RB) 5.00%, 01/01/26 (c)	121,378
155,000	King County Public Hospital District No. 4, Series A (RB) 5.00%, 12/01/25	153,549
750,000	Washington State Housing Finance Commission, Herons Key Senior Living, Series B (RB) 5.50%, 05/21/18 (c)	750,442
	Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
250,000	3.75%, 07/01/26	243,970
500,000	4.00%, 01/01/25 (c)	515,550
		1,784,889
West Virginia: 0.5%
150,000	West Virginia Hospital Finance Authority, Series A (RB) 5.00%, 06/01/26	172,194
	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB)
65,000	6.25%, 10/01/18 (c)	65,496
410,000	6.50%, 10/01/18 (c)	413,694
		651,384
Principal Amount		Value

Wisconsin: 1.6%
$250,000	Public Finance Authority Educational, Phoenix Academy Project, Series A (RB) 5.00%, 06/15/24 (c)	$244,970
200,000	Public Finance Authority North Carolina Educational Foundation Project, Series A (RB) 4.10%, 06/15/26	189,764
500,000	Public Finance Authority, Corvian Community School Project, Series A (RB) 4.25%, 06/15/24 (c)	504,815
670,000	Public Finance Authority, Senior Airport Facilities, Series B (RB) 5.00%, 07/01/22	705,637
	Wisconsin Health and Educational Facilities Authority, American Baptist Homes (RB)
250,000	3.50%, 08/01/22	250,283
250,000	5.00%, 08/01/24 (c)	262,830
		`2,158,299
Total Municipal Bonds (Cost: $135,717,807)		133,111,818

Number of Shares
MONEY MARKET FUND: 1.6% (Cost: $2,159,305)
2,159,305	Dreyfus Government Cash Management Fund – Institutional Shares	2,159,305
Total Investments: 100.5% (Cost: $137,877,112)		135,271,123
Liabilities in excess of other assets: (0.5)%		(734,083)
NET ASSETS: 100.0%		$134,537,040

See Notes to Financial Statements

138

Definitions:

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond
*	Non-income producing
§	Illiquid Security — the aggregate value of illiquid securities is $8 which represents 0.0% of net assets.

Summary of Investments By Sector	% of Investments	Value
Education	9.3%	$12,554,002
Health Care	17.7	23,992,931
Housing	0.9	1,204,086
Industrial Revenue	20.6	27,870,527
Leasing	6.8	9,140,035
Local	6.4	8,628,684
Power	1.5	2,060,491
Solid Waste/Resource Recovery	0.4	590,456
Special Tax	11.5	15,533,638
State	9.2	12,467,633
Tobacco	7.3	9,880,448
Transportation	5.0	6,802,791
Water & Sewer	1.8	2,386,096
Money Market Fund	1.6	2,159,305
	100.0%	$135,271,123

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$—	$133,111,818	$—	$133,111,818
Money Market Fund	2,159,305	—	—	2,159,305
Total	$2,159,305	$133,111,818	$—	$135,271,123

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

139

VANECK VECTORS CEF MUNICIPAL INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Number of Shares		Value

CLOSED-END FUNDS: 99.8%
87,846	AllianceBernstein National Municipal Income Fund, Inc.	$1,089,290
51,651	BlackRock Investment Quality Municipal Trust, Inc.	700,904
36,006	BlackRock Long-Term Municipal Advantage Trust	403,267
117,698	BlackRock Muni Intermediate Duration Fund, Inc.	1,531,251
58,366	BlackRock MuniAssets Fund, Inc.	771,015
28,472	BlackRock Municipal 2018 Term Trust	427,080
36,163	BlackRock Municipal 2020 Term Trust	548,231
208,002	BlackRock Municipal 2030 Target Term Trust	4,405,482
28,596	BlackRock Municipal Bond Trust	402,346
79,198	BlackRock Municipal Income Quality Trust	1,027,198
97,406	BlackRock Municipal Income Trust	1,244,849
62,784	BlackRock Municipal Income Trust II	856,374
79,484	BlackRock MuniEnhanced Fund, Inc.	832,992
30,764	BlackRock MuniHoldings Fund, Inc.	460,845
73,147	BlackRock MuniHoldings Investment Quality Fund	934,087
50,216	BlackRock MuniHoldings Quality Fund II, Inc.	607,111
34,526	BlackRock MuniHoldings Quality Fund, Inc.	428,122
32,727	BlackRock MuniVest Fund II, Inc.	459,814
121,965	BlackRock MuniVest Fund, Inc.	1,058,656
101,633	BlackRock MuniYield Fund, Inc.	1,333,425
25,400	BlackRock MuniYield Investment Fund	348,488
67,858	BlackRock MuniYield Quality Fund II, Inc.	812,939
186,339	BlackRock MuniYield Quality Fund III, Inc.	2,312,467
82,583	BlackRock MuniYield Quality Fund, Inc.	1,142,123
105,340	Deutsche Municipal Income Trust	1,164,007
55,864	Dreyfus Municipal Bond Infrastructure Fund, Inc.	697,183
57,277	Dreyfus Municipal Income, Inc.	463,944
106,241	Dreyfus Strategic Municipal Bond Fund, Inc.	802,120
136,747	Dreyfus Strategic Municipals, Inc.	1,040,645
203,993	Eaton Vance Municipal Bond Fund	2,380,598
30,049	Eaton Vance Municipal Bond Fund II	347,366
22,611	Eaton Vance Municipal Income 2028 Term Trust	430,740
71,369	Eaton Vance Municipal Income Trust	831,449
24,016	Eaton Vance National Municipal Opportunities Trust	485,604
120,509	Invesco Advantage Municipal Income Trust II	1,267,755
73,194	Invesco Municipal Income Opportunities Trust	548,223
202,857	Invesco Municipal Opportunity Trust	2,357,198
166,975	Invesco Municipal Trust	1,961,956
156,976	Invesco Quality Municipal Income Trust	1,842,898
147,408	Invesco Trust for Investment Grade Municipals	1,796,904
137,063	Invesco Value Municipal Income Trust	1,950,406
Number of Shares		Value

CLOSED-END FUNDS: (continued)
58,562	MainStay Defined Term Municipal Opportunities Fund	$1,110,336
68,944	MFS High Income Municipal Trust	338,515
111,530	MFS Municipal Income Trust	726,060
50,122	Neuberger Berman Intermediate Municipal Fund, Inc.	678,151
525,925	Nuveen AMT-Free Municipal Credit Income Fund	7,757,394
28,195	Nuveen AMT-Free Municipal Value Fund	443,789
588,422	Nuveen AMT-Free Quality Municipal Income Fund	7,525,917
66,657	Nuveen Enhanced Municipal Value Fund	888,538
124,634	Nuveen Intermediate Duration Municipal Term Fund	1,551,070
34,653	Nuveen Intermediate Duration Quality Municipal Term Fund	430,737
383,793	Nuveen Municipal Credit Income Fund	5,430,671
120,019	Nuveen Municipal High Income Opportunity Fund	1,489,436
443,584	Nuveen Municipal Value Fund, Inc.	4,222,920
583,076	Nuveen Quality Municipal Income Fund	7,603,311
46,912	Nuveen Select Tax-Free Income 2 Portfolio	633,781
34,167	Nuveen Select Tax-Free Income 3 Portfolio	488,930
43,864	Nuveen Select Tax-Free Income Portfolio	612,780
40,287	PIMCO Municipal Income Fund	513,659
90,331	PIMCO Municipal Income Fund II	1,143,590
49,572	PIMCO Municipal Income Fund III	564,625
63,350	Pioneer Municipal High Income Advantage Trust	678,479
68,144	Pioneer Municipal High Income Trust	766,620
159,884	Putnam Managed Municipal Income Trust	1,133,578
104,567	Putnam Municipal Opportunities Trust	1,209,840
79,916	Western Asset Managed Municipals Fund, Inc.	1,024,523
18,251	Western Asset Municipal Defined Opportunity Trust, Inc.	400,609
57,358	Western Asset Municipal High Income Fund, Inc.	414,125
29,492	Western Asset Municipal Partners Fund, Inc.	415,100
Total Closed-End Funds (Cost: $104,225,883)		94,704,436
MONEY MARKET FUND: 0.1% (Cost: $108,023)
108,023	Dreyfus Government Cash Management Fund – Institutional Shares	108,023
Total Investments: 99.9% (Cost: $104,333,906)		94,812,459
Other assets less liabilities: 0.1%		63,730
NET ASSETS: 100.0%		$94,876,189

See Notes to Financial Statements

140

Summary of Investments by Sector	% of Investments	Value
Financial	99.9%	$94,704,436
Money Market Fund	0.1	108,023
	100.0%	$94,812,459

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Closed-End Funds	$94,704,436	$—	$—	$94,704,436
Money Market Fund	108,023	—	—	108,023
Total	$94,812,459	$—	$—	$94,812,459

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

141

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2018

	AMT-Free Intermediate Municipal Index ETF	AMT-Free Long Municipal Index ETF	AMT-Free Short Municipal Index ETF
Assets:
Investments, at value
Unaffiliated issuers (1)	$1,689,665,992	$156,712,601	$219,118,750
Receivables:
Investment securities sold	393,164	—	—
Shares sold	—	—	—
Interest	20,123,954	1,872,647	2,770,444
Prepaid expenses	—	—	—
Total assets	1,710,183,110	158,585,248	221,889,194

Liabilities:
Payables:
Investment securities purchased	12,241,081	4,446,602	1,984,322
Line of credit	—	—	—
Due to Adviser	337,315	30,582	35,931
Due to custodian	—	—	—
Deferred Trustee fees	3,000	1,517	1,600
Accrued expenses	—	—	—
Total liabilities	12,581,396	4,478,701	2,021,853
NET ASSETS	$1,697,601,714	$154,106,547	$219,867,341
Shares outstanding	72,500,000	7,850,000	12,800,000
Net asset value, redemption and offering price per share	$23.42	$19.63	$17.18

Net assets consist of:
Aggregate paid in capital	$1,726,708,893	$156,106,683	$225,001,876
Net unrealized appreciation (depreciation)	(30,745,066)	(2,356,508)	(4,444,946)
Undistributed net investment income	3,477,424	426,109	269,388
Accumulated net realized gain (loss)	(1,839,537)	(69,737)	(958,977)
	$1,697,601,714	$154,106,547	$219,867,341
(1) Cost of investments	$1,720,411,058	$159,069,109	$223,563,696

See Notes to Financial Statements

142

High-Yield Municipal Index ETF	Pre-Refunded Municipal Index ETF	Short High-Yield Municipal Index ETF	CEF Municipal Index ETF

$2,432,873,859	$14,293,010	$135,271,123	$94,812,459

391,735	—	—	—
21,755,779	—	—	—
38,652,778	228,876	1,928,505	303,026
—	—	—	778
2,493,674,151	14,521,886	137,199,628	95,116,263

55,426,873	—	2,624,923	—
—	—	—	61,222
681,930	2,870	37,665	13,103
818,454	—	—	108,004
3,184	865	—	2,641
751	—	—	55,104
56,931,192	3,735	2,662,588	240,074
$2,436,742,959	$14,518,151	$134,537,040	$94,876,189
78,400,000	600,000	5,550,000	3,800,000

$31.08	$24.20	$24.24	$24.97

$2,457,006,891	$15,178,070	$140,452,046	$107,226,546
7,522,039	(110,020)	(2,605,989)	(9,521,447)
12,173,135	12,942	544,128	323,633
(39,959,106)	(562,841)	(3,853,145)	(3,152,543)
$2,436,742,959	$14,518,151	$134,537,040	$94,876,189
$2,425,351,820	$14,403,030	$137,877,112	$104,333,906

See Notes to Financial Statements

143

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2018

	AMT-Free Intermediate Municipal Index ETF	AMT-Free Long Municipal Index ETF	AMT-Free Short Municipal Index ETF
Income:
Dividends	$80,684	$13,039	$20,994
Interest	42,334,433	5,478,423	3,492,390
Total income	42,415,117	5,491,462	3,513,384

Expenses:
Management fees	4,100,365	411,456	480,687
Interest	181	12	59
Total expenses	4,100,546	411,468	480,746
Net investment income	38,314,571	5,079,994	3,032,638

Net realized gain (loss) on:
Investments	(1,751,827)	1,000,170	(276,696)
In-kind redemptions	6,996,749	114,839	(150,792)
Net realized gain (loss)	5,244,922	1,115,009	(427,488)

Net change in unrealized appreciation (depreciation) on:
Investments	(28,625,432)	(1,231,879)	(4,000,408)
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,934,061	$4,963,124	$(1,395,258)

See Notes to Financial Statements

144

High-Yield Municipal Index ETF	Pre-Refunded Municipal Index ETF	Short High-Yield Municipal Index ETF

$162,538	$2,856	$11,136
103,407,259	214,060	4,134,728
103,569,797	216,916	4,145,864

7,681,473	35,315	419,150
1,093	—	738
7,682,566	35,315	419,888
95,887,231	181,601	3,725,976

(751,460)	(32,035)	(1,437,269)
8,699,172	—	—
7,947,712	(32,035)	(1,437,269)

10,524,348	(226,911)	1,331,385
$114,359,291	$(77,345)	$3,620,092

See Notes to Financial Statements

145

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2018 (continued)

CEF Municipal Income ETF
Income:
Dividends	$4,975,651

Expenses:
Management fees	383,703
Professional fees	40,676
Insurance	1,017
Trustees’ fees and expenses	2,123
Reports to shareholders	22,244
Indicative optimized portfolio value fee	3,395
Custodian fees	4,470
Registration fees	5,052
Transfer agent fees	2,400
Fund accounting fees	1,130
Interest	3,355
Other	6,001
Total expenses	475,566
Waiver of management fees	(88,526)
Net expenses	387,040
Net investment income	4,588,611

Net realized loss on:
Investments	(801,719)
In-kind redemptions	(17,300)
Net realized loss	(819,019)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,770,685)
Net Decrease in Net Assets Resulting from Operations	$(2,001,093)

See Notes to Financial Statements

146

[This page intentionally left blank.]

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	AMT-Free Intermediate Municipal Index ETF		AMT-Free Long Municipal Index ETF
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Operations:
Net investment income	$38,314,571	$34,041,623	$5,079,994	$4,945,962
Net realized gain (loss)	5,244,922	6,453,189	1,115,009	188,901
Net change in unrealized appreciation (depreciation)	(28,625,432)	(58,493,964)	(1,231,879)	(7,882,824)
Net increase (decrease) in net assets resulting from operations	14,934,061	(17,999,152)	4,963,124	(2,747,961)

Dividends to shareholders:
Dividends from net investment income	(37,950,820)	(33,484,380)	(5,091,385)	(4,932,080)

Share transactions:**
Proceeds from sale of shares	623,271,715	599,111,932	54,135,434	58,358,486
Cost of shares redeemed	(495,165,079)	(373,915,530)	(61,865,930)	(45,004,975)
Increase (Decrease) in net assets resulting from share transactions	128,106,636	225,196,402	(7,730,496)	13,353,511
Total increase (decrease) in net assets	105,089,877	173,712,870	(7,858,757)	5,673,470
Net Assets, beginning of year	1,592,511,837	1,418,798,967	161,965,304	156,291,834
Net Assets, end of year †	$1,697,601,714	$1,592,511,837	$154,106,547	$161,965,304
† Including undistributed net investment income	$3,477,424	$3,128,991	$426,109	$440,313

** Shares of Common Stock Issued (no par value)
Shares sold	26,000,000	24,900,000	2,700,000	2,900,000
Shares redeemed	(20,700,000)	(15,800,000)	(3,100,000)	(2,300,000)
Net increase (decrease)	5,300,000	9,100,000	(400,000)	600,000

See Notes to Financial Statements

148

AMT-Free Short Municipal Index ETF		High-Yield Municipal Index ETF		Pre-Refunded Municipal Index ETF
For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017

$3,032,638	$3,012,078	$95,887,231	$88,394,851	$181,601	$174,172
(427,488)	(383,418)	7,947,712	(15,164,328)	(32,035)	(26,871)
(4,000,408)	(2,330,487)	10,524,348	(64,233,656)	(226,911)	(69,335)

(1,395,258)	298,173	114,359,291	8,996,867	(77,345)	77,966

(3,033,695)	(2,990,775)	(93,925,370)	(87,268,300)	(178,620)	(173,770)

26,228,658	91,459,930	501,966,744	953,619,053	—	—
(69,069,944)	(85,921,138)	(192,398,771)	(651,162,054)	—	(4,915,232)

(42,841,286)	5,538,792	309,567,973	302,456,999	—	(4,915,232)
(47,270,239)	2,846,190	330,001,894	224,185,566	(255,965)	(5,011,036)
267,137,580	264,291,390	2,106,741,065	1,882,555,499	14,774,116	19,785,152
$219,867,341	$267,137,580	$2,436,742,959	$2,106,741,065	$14,518,151	$14,774,116
$269,388	$270,174	$12,173,135	$14,056,203	$12,942	$10,005

1,500,000	5,200,000	16,100,000	30,400,000	—	—
(3,950,000)	(4,900,000)	(6,200,000)	(21,500,000)	—	(200,000)
(2,450,000)	300,000	9,900,000	8,900,000	—	(200,000)

See Notes to Financial Statements

149

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Short High-Yield Municipal Index ETF		CEF Municipal Index ETF
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Operations:
Net investment income	$3,725,976	$3,754,971	$4,588,611	$4,731,882
Net realized loss	(1,437,269)	(1,895,139)	(819,019)	(169,552)
Net change in unrealized appreciation (depreciation)	1,331,385	(3,553,125)	(5,770,685)	(8,528,807)
Net increase (decrease) in net assets resulting from operations	3,620,092	(1,693,293)	(2,001,093)	(3,966,477)

Dividends to shareholders:
Dividends from net investment income	(3,692,380)	(3,543,280)	(4,593,845)	(4,809,840)

Share transactions:**
Proceeds from sale of shares	20,576,166	37,545,452	26,744,310	33,633,659
Cost of shares redeemed	—	(28,947,558)	(8,992,546)	(36,612,666)
Increase (Decrease) in net assets resulting from share transactions	20,576,166	8,597,894	17,751,764	(2,979,007)
Total increase (decrease) in net assets	20,503,878	3,361,321	11,156,826	(11,755,324)
Net Assets, beginning of year	114,033,162	110,671,841	83,719,363	95,474,687
Net Assets, end of year †	$134,537,040	$114,033,162	$94,876,189	$83,719,363
† Including undistributed net investment income	$544,128	$687,360	$323,633	$335,138

** Shares of Common Stock Issued (no par value)
Shares sold	850,000	1,500,000	1,000,000	1,200,000
Shares redeemed	—	(1,200,000)	(350,000)	(1,400,000)
Net increase (decrease)	850,000	300,000	650,000	(200,000)

See Notes to Financial Statements

150

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	AMT- Free Intermediate Municipal Index ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.70	$24.42	$23.49	$23.07	$23.78
Income from investment operations:
Net investment income	0.54 (a)	0.53	0.55	0.56	0.58
Net realized and unrealized gain (loss) on investments	(0.29)	(0.72)	0.93	0.43	(0.71)
Total from investment operations	0.25	(0.19)	1.48	0.99	(0.13)
Less:
Dividends from net investment income	(0.53)	(0.53)	(0.55)	(0.57)	(0.58)
Net asset value, end of year	$23.42	$23.70	$24.42	$23.49	$23.07
Total return (b)	1.04%	(0.80)%	6.38%	4.32%	(0.45)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,697,602	$1,592,512	$1,418,799	$1,042,806	$625,118
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets excluding interest expense	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	2.24%	2.22%	2.32%	2.45%	2.55%
Portfolio turnover rate (c)	9%	7%	2%	3%	1%

	AMT-Free Long Municipal Index ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$19.63	$20.43	$19.60	$18.96	$20.32
Income from investment operations:
Net investment income	0.59 (a)	0.60	0.66	0.71	0.79
Net realized and unrealized gain (loss) on investments	0.01	(0.79)	0.83	0.65	(1.36)
Total from investment operations	0.60	(0.19)	1.49	1.36	(0.57)
Less:
Dividends from net investment income	(0.60)	(0.61)	(0.66)	(0.72)	(0.79)
Net asset value, end of year	$19.63	$19.63	$20.43	$19.60	$18.96
Total return (b)	3.02%	(0.99)%	7.80%	7.25%	(2.62)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$154,107	$161,965	$156,292	$108,772	$76,797
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of expenses to average net assets excluding interest expense	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	2.96%	2.99%	3.36%	3.68%	4.17%
Portfolio turnover rate (c)	33%	17%	3%	4%	5%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

151

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	AMT-Free Short Municipal Index ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.52	$17.68	$17.54	$17.61	$17.79
Income from investment operations:
Net investment income	0.22 (a)	0.20	0.20	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.34)	(0.17)	0.14	(0.07)	(0.18)
Total from investment operations	(0.12)	0.03	0.34	0.13	0.06
Less:
Dividends from net investment income	(0.22)	(0.19)	(0.20)	(0.20)	(0.24)
Net asset value, end of year	$17.18	$17.52	$17.68	$17.54	$17.61
Total return (b)	(0.70)%	0.20%	1.95%	0.75%	0.36%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$219,867	$267,138	$264,291	$274,541	$242,131
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets excluding interest expense	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.26%	1.11%	1.13%	1.14%	1.37%
Portfolio turnover rate (c)	41%	12%	3%	2%	3%

	High-Yield Municipal Index ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$30.76	$31.59	$31.06	$29.90	$33.25
Income from investment operations:
Net investment income	1.36 (a)	1.34	1.48	1.54	1.68
Net realized and unrealized gain (loss) on investments	0.30	(0.82)	0.49	1.12	(3.23)
Total from investment operations	1.66	0.52	1.97	2.66	(1.55)
Less:
Dividends from net investment income	(1.34)	(1.35)	(1.44)	(1.50)	(1.70)
Distributions from net realized capital gains	—	—	—	—	(0.10)
Total dividends and distributions	(1.34)	(1.35)	(1.44)	(1.50)	(1.80)
Net asset value, end of year	$31.08	$30.76	$31.59	$31.06	$29.90
Total return (b)	5.48%	1.69%	6.59%	9.08%	(4.48)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,436,743	$2,106,741	$1,882,555	$1,605,601	$977,813
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	4.37%	4.36%	4.86%	5.19%	5.57%
Portfolio turnover rate (c)	14%	10%	8%	9%	21%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

152

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Pre-Refunded Municipal Index ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.62	$24.73	$24.62	$24.70	$25.40
Income from investment operations:
Net investment income	0.30 (a)	0.23	0.21	0.19	0.25
Net realized and unrealized gain (loss) on investments	(0.42)	(0.11)	0.10	(0.08)		(0.67)
Total from investment operations	(0.12)	0.12	0.31	0.11		(0.42)
Less:
Dividends from net investment income	(0.30)	(0.23)	(0.20)	(0.19)		(0.28)
Net asset value, end of year	$24.20	$24.62	$24.73	$24.62	$24.70
Total return (b)	(0.51)%	0.47%	1.28%	0.43%		(1.64)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$14,518	$14,774	$19,785	$22,160	$34,579
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%		0.24%
Ratio of expenses to average net assets excluding interest expense	0.24%	0.24%	0.24%	0.24%		0.24%
Ratio of net investment income to average net assets	1.23%	0.92%	0.85%	0.82%		1.02%
Portfolio turnover rate (c)	47%	36%	41%	51%		61%

	Short High-Yield Municipal Index ETF
	For the Year Ended April 30,				For the Period January 13, 2014 (d) through April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.26	$25.15	$25.43	$25.24	$24.94
Income from investment operations:
Net investment income	0.76 (a)	0.72	0.87	0.82	0.24
Net realized and unrealized gain (loss) on investments	(0.02)	(0.92)	(0.34)	0.15	0.22
Total from investment operations	0.74	(0.20)	0.53	0.97	0.46
Less:
Dividends from net investment income	(0.76)	(0.69)	(0.81)	(0.78)		(0.16)
Net asset value, end of period	$24.24	$24.26	$25.15	$25.43	$25.24
Total return (b)	3.07%	(0.81)%	2.14%	3.91%	1.82	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$134,537	$114,033	$110,672	$99,171	$27,768
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35	%(f)
Ratio of expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35	%(f)
Ratio of net investment income to average net assets	3.11%	2.93%	3.55%	3.48%	4.10	%(f)
Portfolio turnover rate (c)	27%	20%	16%	26%	6	%(e)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

153

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	CEF Municipal Income ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$26.58	$28.50	$26.62	$25.55	$28.29
Income from investment operations:
Net investment income	1.27 (a)	1.37	1.39	1.41	1.46
Net realized and unrealized gain (loss) on investments	(1.61)	(1.90)	1.88	1.08	(2.73)
Total from investment operations	(0.34)	(0.53)	3.27	2.49	(1.27)
Less:
Dividends from net investment income	(1.27)	(1.39)	(1.39)	(1.42)	(1.47)
Net asset value, end of year	$24.97	$26.58	$28.50	$26.62	$25.55
Total return (b)	(1.45)%	(1.93)%	12.87%	10.02%	(4.08)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$94,876	$83,719	$95,475	$47,921	$31,942
Ratio of gross expenses to average net assets (d)	0.50%	0.51%	0.54%	0.57%	0.79%
Ratio of net expenses to average net assets (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.78%	4.98%	5.38%	5.52%	6.07%
Portfolio turnover rate (c)	9%	12%	10%	6%	9%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

154

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2018, offers fifty-seven investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: AMT-Free Intermediate Municipal Index ETF (“Intermediate”), AMT-Free Long Municipal Index ETF (“Long”), AMT-Free Short Municipal Index ETF (“Short”), High-Yield Municipal Index ETF (“High-Yield”), Pre-Refunded Municipal Index ETF (“Pre-Refunded”), Short High-Yield Municipal Index ETF (“Short High-Yield”) and CEF Municipal Income ETF (“CEF Municipal”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The Funds (except CEF Municipal) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in each Fund’s respective index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in its index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. CEF Municipal seeks to achieve its objectives through a portfolio of securities in substantially the same weighting as its index.

The Funds’ respective indices are presented below:

Fund	Index
Intermediate	Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index
Long	Bloomberg Barclays AMT-Free Long Continuous Municipal Index
Short	Bloomberg Barclays AMT-Free Short Continuous Municipal Index
High-Yield	Bloomberg Barclays Municipal Custom High Yield Composite Index
Pre-Refunded	Bloomberg Barclays Municipal Pre-Refunded–Treasury-Escrowed Index
Short High-Yield	Bloomberg Barclays Municipal High-Yield Short Duration Index
CEF Municipal	S-Network Municipal Bond Closed-End Fund IndexSM

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from
155

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

E.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. The Funds may record distributions received in excess of income from certain underlying investments as a reduction of cost of investments and/or an increase in realized gains. Such amounts are based upon estimates if actual amounts are not available, and actual amounts of income, realized gains and return of capital may differ from estimated amounts. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.
156

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Funds (except for CEF Municipal) utilize a unitary management fee where the Adviser is responsible for all expenses of the Funds, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

For CEF Municipal, the Adviser has agreed, until at least September 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of average daily net assets. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the year ended April 30, 2018.

The management fee rates for the year ended April 30, 2018 are as follows:

Fund	Management Fee Rate
CEF Municipal	0.40%

Fund	Unitary Management Fee Rate
Intermediate	0.24%
Long	0.24
Short	0.20
High-Yield	0.35
Pre-Refunded	0.24
Short High-Yield	0.35

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended April 30, 2018, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Intermediate	$501,727,653	$150,618,258
Long	109,796,785	54,530,932
Short	116,663,935	96,856,745
High-Yield	772,028,946	311,424,694
Pre-Refunded	7,837,553	6,684,393
Short High-Yield	56,262,778	32,582,709
CEF Municipal	8,536,711	8,579,451
157

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Income Taxes—As of April 30, 2018, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intermediate	$1,720,411,392	$4,825,799	$(35,571,199)	$(30,745,400)
Long	159,060,022	755,756	(3,103,176)	(2,347,420)
Short	223,563,370	46,349	(4,490,969)	(4,444,620)
High-Yield	2,422,318,903	72,913,659	(62,358,703)	10,554,956
Pre-Refunded	14,410,423	78,293	(195,706)	(117,413)
Short High-Yield	137,721,172	1,670,005	(4,120,054)	(2,450,049)
CEF Municipal	104,328,161	3,439	(9,519,141)	(9,515,702)

At April 30, 2018, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Tax-Exempt Income	Accumulated Capital Losses	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)	Total
Intermediate	$3,542,342	$(1,839,203)	$(64,918)	$(30,745,400)	$(29,107,179)
Long	434,989	(78,825)	(8,880)	(2,347,420)	(2,000,136)
Short	290,719	(959,303)	(21,331)	(4,444,620)	(5,134,535)
High-Yield	12,488,819	(42,992,023)	(315,684)	10,554,956	(20,263,932)
Pre-Refunded	16,234	(555,448)	(3,292)	(117,413)	(659,919)
Short High-Yield	545,380	(4,009,085)	(1,252)	(2,450,049)	(5,915,006)
CEF Municipal	326,264	(3,158,288)	(2,631)	(9,515,702)	(12,350,357)

The tax character of dividends paid to shareholders during the years ended April 30, 2018 and April 30, 2017 were as follows:

	April 30, 2018		April 30, 2017
Fund	Tax-Exempt Income	Ordinary Income	Tax-Exempt Income	Ordinary Income
Intermediate	$37,852,588	$98,232	$33,471,797	$12,583
Long	5,072,712	18,673	4,923,087	8,993
Short	3,013,185	20,510	2,987,470	3,305
High-Yield	92,835,728	1,089,642	85,842,615	1,425,685
Pre-Refunded	175,910	2,710	172,207	1,563
Short High-Yield	3,646,155	46,225	3,515,435	27,845
CEF Municipal	4,555,917	37,928	4,783,569	26,271

At April 30, 2018, the Funds had capital loss carryforwards available to offset future capital gains, as follow:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Short-Term Capital Losses Expiring in the Year Ending April 30, 2019	Total
Intermediate	$(1,406,206)	$(432,997)	$—	$(1,839,203)
Long	—	—	(78,825)	(78,825)
Short	(235,310)	(723,993)	—	(959,303)
High-Yield	(9,816,842)	(33,175,181)	—	(42,992,023)
Pre-Refunded	(236,284)	(319,164)	—	(555,448)
Short High-Yield	(862,833)	(3,146,252)	—	(4,009,085)
CEF Municipal	(1,253,256)	(1,905,032)	—	(3,158,288)

During the year ended April 30, 2018, $1,101,366 of Long’s capital loss carryovers available from prior years expired unutilized.

Additionally, Long utilized $994,092 of its capital loss carryover available from prior years.

158

During the period ended April 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment of market discount on tax exempt instruments, gain / loss on in-kind redemptions and the expiration of capital loss carryovers, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Accumulated Net Investment Income	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Intermediate	$(15,318)	$(6,987,816)	$7,003,134
Long	(2,813)	989,537	(986,724)
Short	271	151,117	(151,388)
High-Yield	(3,844,929)	(4,847,126)	8,692,055
Pre-Refunded	(44)	—	44
Short High-Yield	(176,828)	173,350	3,478
CEF Municipal	(6,271)	23,461	(17,190)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2018, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of April 30, 2018, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), or multiples thereof, consisting of 50,000 shares, except for Intermediate and High-Yield, which have Creation Units consisting of 100,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended April 30, 2018, the following Funds had in-kind contributions and redemptions:

Fund	In-Kind Contributions	In-Kind Redemptions
Intermediate	$285,434,728	$487,097,929
Long	2,075,745	61,461,476
Short	10,522,825	65,119,456
High-Yield	37,190,386	189,352,468
CEF Municipal	26,728,352	8,983,436

This table represents the accumulation of each Fund’s daily net in-kind shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

159

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 7—Concentration and Other Risks—Investments in municipal securities involve risks similar to those of investing in any fund of fixed income securities traded on exchanges, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices. The market for municipal bonds may be less liquid than for taxable bonds.

Each Fund is classified as diversified fund under the 1940 Act, except for Pre-Refunded, which is classified as non-diversified fund. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

High-Yield and Short High-Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. High-Yield and Short High-Yield may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

CEF Municipal invests in closed-end funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

High-Yield maintains assets invested in Puerto Rican municipal securities that are currently experiencing significant financial difficulties. Particularly, the Fund may be affected by political, economic, regulatory and other developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities. As a result, certain securities issued by this municipality are currently considered below-investment-grade securities. The market for these investments may be limited, which may make them difficult to buy or sell. Municipal obligations issued by Puerto Rico are subject to heightened risks that may adversely affect the value of the Fund’s portfolio and the repayment of such bonds are subject to significant uncertainties. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

The Adviser continues to monitor the events in Puerto Rico surrounding the debt crisis. Over the past two years, Puerto Rico has defaulted on principal and interest payments due to municipal bond holders for a number of municipal issues. In April 2018, a congressionally appointed oversight board certified a fiscal plan, which proposes significant structural reforms and fiscal measures to help Puerto Rico achieve long-term fiscal balance. There can be no guarantee that Puerto Rico will be able to meet its obligations under the fiscal plan or that the conditions in Puerto Rico will not deteriorate even further in the future.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The High Yield, Intermediate, Long, Pre-Refunded and Short Funds have adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds. Therefore, the expense for the Plan for these Funds and for Short High-Yield are included in “Management fees”. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities for amounts accrued through September 1, 2010 and in “Due to Adviser” for amounts accrued after September 1, 2010.

For CEF Municipal, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

160

Note 9—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2018, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of April 30, 2018
Intermediate	8	$351,816	2.31%	$—
Long	1	175,066	2.56	—
High-Yield	11	1,380,216	2.80	—
Short High-Yield	27	368,306	2.68	—
CEF Municipal	288	154,954	2.67	61,222

Note 10—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2018, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017 which contained certain provisions that may affect the Funds. Under prior law, the tax-exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. Additionally, the applicability of certain provisions of the Act remain unclear as legislative and/or interpretive guidance has not yet been issued by Treasury and the IRS. In particular, certain provisions of the Act may require the Funds to amortize market discount currently and to otherwise recognize income for tax purposes no later than it is recognized for financial reporting purposes. These provisions could lead to an increase in taxable income distributed to shareholders of the Funds.

The Financial Accounting Standards Board issued an Accounting Standards Update ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, that shortens the amortization period for certain purchased callable debt securities held at premium to the earliest call date. The new guidance does not change the accounting for purchased callable debt securities held at a discount. The guidance is effective for public business entities for fiscal years beginning after 15 December 2018, and interim periods within those years. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Note 12—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

161

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AMT-Free Intermediate Municipal Index ETF, AMT-Free Long Municipal Index ETF, AMT-Free Short Municipal Index ETF, High-Yield Municipal Index ETF, Pre-Refunded Municipal Index ETF, Short High-Yield Municipal Index ETF and CEF Municipal Income ETF (collectively referred to as the “Funds”) (seven of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of April 30, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting VanEck Vectors ETF Trust) at April 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
AMT-Free Intermediate Municipal Index ETF AMT-Free Long Municipal Index ETF AMT-Free Short Municipal Index ETF High-Yield Municipal Index ETF Pre-Refunded Municipal Index ETF	For the year ended April 30, 2018	For each of the two years in the period ended April 30, 2018	For each of the five years in the period ended April 30, 2018
Short High-Yield Municipal Index ETF	For the year ended April 30, 2018	For each of the two years in the period ended April 30, 2018	For each of the four years in the period ended April 30, 2018 and the period from January 13, 2014 (commencement of operations) through April 30, 2014
CEF Municipal Income ETF	For the year ended April 30, 2018	For each of the two years in the period ended April 30, 2018	For each of the five years in the period ended April 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included

162

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
June 26, 2018

163

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The per share amounts of taxable vs. tax-exempt income paid by the funds during the taxable year ended April 30, 2018 are listed in the table below.

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be sent to them in early 2019.

Additionally, all of the taxable ordinary income represents Qualified Interest Income (QII) for non-resident alien shareholders.

Please consult your tax advisor for proper treatment of this information.

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Taxable Ordinary Income Per Share	Tax-Exempt Interest Per Share
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	05/03/2017	05/01/2017	05/05/2017	$0.000048	$0.044352
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	06/05/2017	06/01/2017	06/07/2017	0.000083	0.046217
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	07/06/2017	07/03/2017	07/10/2017	0.000077	0.041223
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	08/03/2017	08/01/2017	08/07/2017	0.000082	0.044418
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	09/06/2017	09/01/2017	09/08/2017	0.000083	0.044617
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	10/03/2017	10/02/2017	10/06/2017	0.000081	0.043419
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	11/02/2017	11/01/2017	11/07/2017	0.000083	0.044917
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	12/04/2017	12/01/2017	12/07/2017	0.000081	0.043819
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	12/28/2017	12/27/2017	01/03/2018	0.000084	0.045116
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	02/02/2018	02/01/2018	02/07/2018	0.000178	0.045722
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	03/02/2018	03/01/2018	03/07/2018	0.000162	0.041638
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF	ITM	04/03/2018	04/02/2018	04/06/2018	0.000181	0.046619
VanEck Vectors® AMT-Free Intermediate Municipal Index ETF Total					$0.001223	$0.532077

VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	05/03/2017	05/01/2017	05/05/2017	$0.000281	$0.047619
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	06/05/2017	06/01/2017	06/07/2017	0.000128	0.049672
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	07/06/2017	07/03/2017	07/10/2017	0.000106	0.048594
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	08/03/2017	08/01/2017	08/07/2017	0.000109	0.049791
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	09/06/2017	09/01/2017	09/08/2017	0.000111	0.051089
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	10/03/2017	10/02/2017	10/06/2017	0.000105	0.048295
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	11/02/2017	11/01/2017	11/07/2017	0.000106	0.048794
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	12/04/2017	12/01/2017	12/07/2017	0.000104	0.047796
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	12/28/2017	12/27/2017	01/03/2018	0.000111	0.050789
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	02/02/2018	02/01/2018	02/07/2018	0.000354	0.052646
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	03/02/2018	03/01/2018	03/07/2018	0.000311	0.046289
VanEck Vectors® AMT-Free Long Municipal Index ETF	MLN	04/03/2018	04/02/2018	04/06/2018	0.000351	0.052249
VanEck Vectors® AMT-Free Long Municipal Index ETF Total					$0.002177	$0.593623

VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	05/03/2017	05/01/2017	05/05/2017	$0.000053	$0.017047
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	06/05/2017	06/01/2017	06/07/2017	0.000108	0.018692
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	07/06/2017	07/03/2017	07/10/2017	0.000106	0.017394
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	08/03/2017	08/01/2017	08/07/2017	0.000107	0.017693
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	09/06/2017	09/01/2017	09/08/2017	0.000108	0.017792
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	10/03/2017	10/02/2017	10/06/2017	0.000106	0.017394
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	11/02/2017	11/01/2017	11/07/2017	0.000110	0.018190
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	12/04/2017	12/01/2017	12/07/2017	0.000107	0.017693
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	12/28/2017	12/27/2017	01/03/2018	0.000113	0.018687
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	02/02/2018	02/01/2018	02/07/2018	0.000162	0.019638
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	03/02/2018	03/01/2018	03/07/2018	0.000146	0.017654
VanEck Vectors® AMT-Free Short Municipal Index ETF	SMB	04/03/2018	04/02/2018	04/06/2018	0.000166	0.020134
VanEck Vectors® AMT-Free Short Municipal Index ETF Total					$0.001392	$0.218008
164

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Taxable Ordinary Income Per Share	Tax-Exempt Interest Per Share
VanEck Vectors® High-Yield Municipal Index ETF	HYD	05/03/2017	05/01/2017	05/05/2017	$0.001184	$0.107016
VanEck Vectors® High-Yield Municipal Index ETF	HYD	06/05/2017	06/01/2017	06/07/2017	0.001047	0.113653
VanEck Vectors® High-Yield Municipal Index ETF	HYD	07/06/2017	07/03/2017	07/10/2017	0.000880	0.111220
VanEck Vectors® High-Yield Municipal Index ETF	HYD	08/03/2017	08/01/2017	08/07/2017	0.000794	0.100306
VanEck Vectors® High-Yield Municipal Index ETF	HYD	09/06/2017	09/01/2017	09/08/2017	0.000853	0.107747
VanEck Vectors® High-Yield Municipal Index ETF	HYD	10/03/2017	10/02/2017	10/06/2017	0.000950	0.119950
VanEck Vectors® High-Yield Municipal Index ETF	HYD	11/02/2017	11/01/2017	11/07/2017	0.000885	0.111815
VanEck Vectors® High-Yield Municipal Index ETF	HYD	12/04/2017	12/01/2017	12/07/2017	0.000866	0.109334
VanEck Vectors® High-Yield Municipal Index ETF	HYD	12/28/2017	12/27/2017	01/03/2018	0.000900	0.113700
VanEck Vectors® High-Yield Municipal Index ETF	HYD	02/02/2018	02/01/2018	02/07/2018	0.001885	0.109915
VanEck Vectors® High-Yield Municipal Index ETF	HYD	03/02/2018	03/01/2018	03/07/2018	0.001804	0.105196
VanEck Vectors® High-Yield Municipal Index ETF	HYD	04/03/2018	04/02/2018	04/06/2018	0.001978	0.115322
VanEck Vectors® High-Yield Municipal Index ETF Total					$0.014026	$1.325174

VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	05/03/2017	05/01/2017	05/05/2017	$0.000586	$0.022414
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	06/05/2017	06/01/2017	06/07/2017	0.000460	0.024640
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	07/06/2017	07/03/2017	07/10/2017	0.000405	0.021695
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	08/03/2017	08/01/2017	08/07/2017	0.000443	0.023757
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	09/06/2017	09/01/2017	09/08/2017	0.000460	0.024640
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	10/03/2017	10/02/2017	10/06/2017	0.000447	0.023953
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	11/02/2017	11/01/2017	11/07/2017	0.000462	0.024738
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	12/04/2017	12/01/2017	12/07/2017	0.000449	0.024051
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	12/28/2017	12/27/2017	01/03/2018	0.000469	0.025131
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	02/02/2018	02/01/2018	02/07/2018	0.000224	0.026076
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	03/02/2018	03/01/2018	03/07/2018	0.000204	0.023796
VanEck Vectors® Pre-Refunded Municipal Index ETF	PRB	04/03/2018	04/02/2018	04/06/2018	0.000240	0.027960
VanEck Vectors® Pre-Refunded Municipal Index ETF Total					$0.004849	$0.292851

VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	05/03/2017	05/01/2017	05/05/2017	$0.001198	$0.061002
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	06/05/2017	06/01/2017	06/07/2017	0.001013	0.063687
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	07/06/2017	07/03/2017	07/10/2017	0.000729	0.066271
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	08/03/2017	08/01/2017	08/07/2017	0.000642	0.058358
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	09/06/2017	09/01/2017	09/08/2017	0.000628	0.057072
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	10/03/2017	10/02/2017	10/06/2017	0.000682	0.061918
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	11/02/2017	11/01/2017	11/07/2017	0.000711	0.064589
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	12/04/2017	12/01/2017	12/07/2017	0.000678	0.061622
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	12/28/2017	12/27/2017	01/03/2018	0.000710	0.064490
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	02/02/2018	02/01/2018	02/07/2018	0.000938	0.064662
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	03/02/2018	03/01/2018	03/07/2018	0.000851	0.058649
VanEck Vectors® Short High-Yield Municipal Index ETF	SHYD	04/03/2018	04/02/2018	04/06/2018	0.000938	0.064662
VanEck Vectors® Short High-Yield Municipal Index ETF Total					$0.009718	$0.746982

VanEck Vectors® CEF Municipal Income ETF	XMPT	05/03/2017	05/01/2017	05/05/2017	$0.000191	$0.104809
VanEck Vectors® CEF Municipal Income ETF	XMPT	06/05/2017	06/01/2017	06/07/2017	0.001214	0.106386
VanEck Vectors® CEF Municipal Income ETF	XMPT	07/06/2017	07/03/2017	07/10/2017	0.001211	0.105189
VanEck Vectors® CEF Municipal Income ETF	XMPT	08/03/2017	08/01/2017	08/07/2017	0.001221	0.106079
VanEck Vectors® CEF Municipal Income ETF	XMPT	09/06/2017	09/01/2017	09/08/2017	0.001214	0.105386
VanEck Vectors® CEF Municipal Income ETF	XMPT	10/03/2017	10/02/2017	10/06/2017	0.001231	0.106869
VanEck Vectors® CEF Municipal Income ETF	XMPT	11/02/2017	11/01/2017	11/07/2017	0.001165	0.101135
VanEck Vectors® CEF Municipal Income ETF	XMPT	12/04/2017	12/01/2017	12/07/2017	0.001191	0.103409
VanEck Vectors® CEF Municipal Income ETF	XMPT	12/28/2017	12/27/2017	01/03/2018	0.001292	0.112208
VanEck Vectors® CEF Municipal Income ETF	XMPT	02/02/2018	02/01/2018	02/07/2018	0.000210	0.100990
VanEck Vectors® CEF Municipal Income ETF	XMPT	03/02/2018	03/01/2018	03/07/2018	0.000224	0.107676
VanEck Vectors® CEF Municipal Income ETF	XMPT	04/03/2018	04/02/2018	04/06/2018	0.000214	0.102986
VanEck Vectors® CEF Municipal Income ETF Total					$0.010578	$1.263122
165

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2018 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	57	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex,[4] January 2016 to present and currently Chairman of the Risk and Compliance Committee.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	68	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (online brokerage firm), February 2009 to January 2012.	57	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	68	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.	57	Director, National Committee on US-China Relations.

1	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
166

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe for VanEck Vectors ETFs (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).

Arian Neiron, 1979	Assistant Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Adam Phillips, 1970	Vice President	Since February 2018	Chief Operating Officer for VanEck Vectors ETFs (since 2012).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).
167

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2018 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
168

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	MUNIAR

ANNUAL REPORT
April 30, 2018

VANECK VECTORS®

BDC Income ETF	BIZD®

ChinaAMC China Bond ETF	CBON®

EM Investment Grade + BB Rated USD Sovereign Bond ETF	IGEM®

Emerging Markets Aggregate Bond ETF	EMAG®

Emerging Markets High Yield Bond ETF	HYEM®

Fallen Angel High Yield Bond ETF	ANGL®

Green Bond ETF	GRNB®

International High Yield Bond ETF	IHY®

Investment Grade Floating Rate ETF	FLTR®

J.P. Morgan EM Local Currency Bond ETF	EMLC®

Mortgage REIT Income ETF	MORT®

Preferred Securities ex Financials ETF	PFXF®

800.826.2333	vaneck.com

The information contained in the management discussion represents the opinions of VanEck Vectors ETF Trust and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck Vectors ETF Trust are as of April 30, 2018, and are subject to change.

VANECK VECTORS ETFs

(unaudited)

Dear Shareholder:

The seventh anniversary of the launch of VanEck Vectors Investment Grade Floating Rate ETF (NYSE Arca: FLTR) was April 26. At the time, with its investment grade focus, FLTR represented a first-of-its-kind floating rate investment product.

Approximately $63 billion1 was invested in floating rate mutual funds, most of which were invested in low quality, non-investment grade bank loans (also known as senior loans or leveraged loans). In an innovative departure from typical floating rate funds, FLTR’s underlying index2 tracks a portfolio of high quality, floating rate notes rather than tracking bank loans.

With interest rates still very low, income investors intent on finding yield still face the choice either of sacrificing credit quality or living with the interest rate risk of longer maturity bonds.

U.S. Dollar 3-Month LIBOR3 (%) (May 1, 2017 – April 30, 2018)

Source: FactSet. This chart is for illustrative purposes only. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue

We believe, however, that in the current environment of slowly, but apparently inexorably, rising rates, FLTR continues to offer an attractive alternative for conservative investors seeking investment grade quality, lower interest rate risk, and attractive income potential relative to other instruments of similar duration.

Access investment and market insights from VanEck’s investment professionals by subscribing to our blogs. To subscribe to the updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

1

VANECK VECTORS ETFs

(unaudited) (continued)

Thank you for participating in the VanEck Vectors ETF Trust. You will find the performance comparison of each of the funds for the 12 months ended April 30, 2018 on the following pages. You will also find their respective financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

May 16, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	Source: Morningstar as of 2/28/2011
2	MVIS® US Investment Grade Floating Rate Index (MVFLTR) is a modified market capitalization-weighted index that consists of U.S. dollar-denominated floating rate notes issued by corporate issuers and rated investment grade by at least one of the three rating services: Moody’s, S&P, or Fitch.
3	London Interbank Offer Rate (LIBOR) refers to the benchmark used by banks, securities houses, and investors to gauge the cost of unsecured borrowing in the money markets for various periods of time and currencies.
2

Management Discussion (unaudited)

The suite of VanEck Vectors Income ETFs can most accurately be divided into three groups: equity income, international bonds, and corporate bonds. Over the 12 months ended April 30, 2018, 11 out of the suite of 12 funds posted positive returns.

May 1, 2017 through April 30, 2018 VanEck Vectors Income ETFs Total Return

Source: VanEck Research. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Bonds and bond funds will decrease in value as interest rates rise. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

EQUITY INCOME

Business Development Companies (BDCs)

BDCs typically lend to, and invest in, small privately held companies. An improving economy and increased lending benefit the industry, as do active buy-out and IPO markets.[i] BDCs had a disappointing year, resulting in a loss to the Fund. The BDC sector endured selloffs over this period triggered by some earnings misses and dividend cut announcements. However, a firmness in oil prices and an increase in interest rates helped support BDCs valuations, mitigating some of sector losses. Separately, both the 2017 tax reform and this year’s passage of the omnibus spending bill, which included the Small Business Credit Availability Act (SBCAA) appear to also have had a positive impact on BDCs, so far. Since the SBCAA’s March 22 announcement, the asset class was up 3%. At the end of the period under review, BDCs were trading with a 0.94 average price-to-book value. The industry ended the period offering a dividend yield* of 9.7%, as measured by the MVIS US Business Development Companies Index.[ii]

Mortgage REITs

Mortgage REITs (mREITs) borrow at short-term rates and lend at long-term rates, potentially profiting from the spread. As such, they can be affected by yield curve movements. A potential U.S. Federal Reserve increase combined with deteriorating markets could result in a flattening yield curve, which could hurt mREITs. However, if rates rise and markets strengthen, that could result in either a rate increase being reflected across the yield spectrum or a steepening curve, which could bode well for mREITs. With three interest rate hikes, the yield curve had flattened since the end of the last reporting period, resulting in a modest gain over the Fund’s 12-month period. The average price-to-book valuation was 0.97 on April 30, 2018. MREITs offered a dividend yield* of 10.7%, as measured by the MVIS US Mortgage REITs Index.[iii]

3

VANECK INCOME ETFs

(unaudited) (continued)

Preferred Securities ex Financials

Preferred securities are considered hybrid securities because they have features of both debt and equity securities. Historically, a company’s preferred securities have offered higher yields than either its common stock or its senior debt. The Wells Fargo® Hybrid and Preferred Securities ex Financials Index excludes traditional financial companies which have been more volatile than other sectors historically. Over the 12-month period ending April 30, 2018, the consumer staples (non-cyclical) and utility preferred sectors contributed most to the Fund’s slight positive performance, while the communications and energy preferred sectors detracted from performance. The ex-financials subset of preferred securities ended the period offering a current yield** of 6.6%, as measured by the Wells Fargo Hybrid and Preferred Securities ex Financials Index.4

INTERNATIONAL BOND

China Onshore Bonds

Once closed to foreign investors, China is home to the largest bond market among the emerging economies. The size of the market is now approximately US$11.2 trillion.1 While it has increased in sheer size, a diverse array of bond categories spanning the yield curve has also evolved. Issuers include central and local governments, policy banks, state-owned enterprises, and listed/non-listed corporations.

Most sectors contributed positively to performance over the 12-month period ending April 30, 2018. Industrial bonds provided the greatest positive contribution to total return, followed by government and financial bonds. Bonds of diversified issuers detracted modestly from total returns. Overall, the Fund had a positive return over the period. The strength of the Chinese yuan over the period also contributed to returns, with the currency appreciating over 8% over the period against the U.S. dollar.

Emerging Markets Local Currency Bonds

Emerging markets governments issue bonds denominated in their own currencies, which can provide yield enhancement and diversification opportunities for investors. These include bonds from countries in Africa, Latin America, Eastern Europe, the Middle East, and Asia.

Improving economic fundamentals in many emerging markets, continued signs of global growth and rising commodity prices have positively impacted the emerging markets debt market and the Fund. These factors have helped to provide support against rising interest rates in developed markets, particularly in the United States. Overall, interest rates in emerging economies remain attractive relative to developed markets both in nominal and real (after adjusting for inflation) terms.

Over the period, positive returns from both currency appreciation and local interest rates resulted in an overall positive return for the Fund. Bonds denominated in South African rand, Polish zloty and Mexican peso contributed most to the Fund’s total return. Bonds denominated in Argentinian peso, Turkish lira, and Philippine peso were the greatest detractors from performance.

Emerging Markets Aggregate Bonds

The diverse universe of emerging markets bonds includes sovereign and corporate bonds denominated in U.S. dollars, euros, or local emerging markets currencies.

Euro-denominated bonds made the greatest positive contribution to performance in terms of currency, followed by South African rand- and Polish zloty-denominated bonds. Turkish lira-, Russian ruble- and Uruguayan peso-denominated bonds were the greatest detractors from total return. Government, energy and financial bonds contributed the most to total return, while consumer non-cyclical bonds detracted. Overall, the Fund experienced a modest gain over the period.

Emerging Markets High Yield Bonds

Emerging markets high yield corporate bonds offer investors exposure to corporations, quasi-sovereign, and agency issuers from emerging markets countries.

Overall, the Fund had a modest gain over the period. Bonds of Brazilian, Argentinian and Turkish issuers were the greatest contributors to the Fund’s total return in terms of country of risk. Bonds of Venezuelan, Russian,

4

and Chinese issuers were the greatest detractors from total return. Financial, government and utilities bonds provided the greatest contribution to total returns, while bonds issued by energy and diversified issuers detracted from total return.

International High Yield Bonds

Non-U.S. high yield bonds have continued to provide an opportunity to diversify not only geographically, but also in terms of currency, with bonds denominated, for example, in euros, sterling, and Canadian dollars, as well as U.S. dollars.

Over the period, the Fund had a positive return as a result of both currency appreciation and local interest rates. From a sector perspective, bonds of financial, communications, and consumer cyclical issuers provided the largest contributions to total return, while diversified bonds detracted from performance. From a currency perspective, all currency categories contributed positively to the Fund’s total return. Italian, British and Brazilian issuers provided the greatest positive contribution to total return in terms of country of risk, while Venezuelan, Japanese, and Israeli issuers detracted the most from performance.

Green Bonds

Green bonds are issued to finance projects with a positive environmental impact, but in the vast majority of cases, are backed by the issuer’s full balance sheet (rather than the projects financed). The green bond market has grown tremendously since 2013, and has also become more diverse as new types of issuers have entered the market.

Overall the Fund had a positive return for the year. Most currency categories contributed positively to total return during the period, with bonds denominated in euros, Swedish krona, and British pounds contributing the most, while U.S. dollar-, and Swiss franc-denominated bonds detracted from performance. From a country of risk perspective, French, German, and Dutch issuers contributed most to total return, while bonds issued by Mexican, Swedish, and Indian issuers were the largest detractors from performance. Financial-, government-, and utilities-related bonds made the greatest positive contributions to returns, while industrial, technology and consumer cyclical bonds detracted from performance.

Emerging Markets Investment Grade Sovereign Bonds

Over 40% of the U.S. dollar-denominated emerging markets sovereign bond market is rated high yield. By focusing on the higher quality subset of the broad market, investors can limit exposure to the riskiest issuers, while potentially benefitting from a yield pickup versus other investment grade asset classes.

The Fund’s return over the period was slightly positive, as rising U.S. interest rates largely offset the yield earned on the portfolio. Colombian, Kazakhstani and Panamanian bonds contributed the most to performance, while Russian, Omani and Turkish bonds were the greatest detractors from performance.

CORPORATE BOND

Fallen Angel Bonds

Fallen angels warrant distinction for an embedded value proposition that is not common to all of high yield. Fallen angels also tend to have a higher rate of ascension to investment grade than original-issue high yield bonds. The default rate in this segment has averaged 3.5% historically, below the 4.5% average for U.S. bonds originally issued as high yield bonds.6

Basic industry (metals and mining) and energy were the two best performing sectors for the Fund during the period under review, while the consumer goods and real estate sectors negatively contributed to total return.

Freeport-McMoRan, Inc. 5.45% 9/15/42 bond (1.3% of Fund net assets†) and ArcelorMittal 7.25% 10/15/39 bond (1.0% of Fund net assets†) were the top two performing bonds. Weatherford International Ltd. 6.75% 9/15/40 bond (0.5% of Fund net assets†) and Frontier Communications Corp. 9.0% 8/15/31 bond (0.4% of Fund net assets†) were the bottom two performing bonds.

5

VANECK INCOME ETFs

(unaudited) (continued)

Investment Grade Floating Rate Notes

Floating rate notes (FRNs) are investment grade-rated corporate debt issues with variable coupons that reset to current interest rates, based on a particular benchmark. The coupons on these securities fluctuate with that benchmark. The combination of low average years to maturity, typically in the 1-5 year range, and floating interest rates creates the potential for relatively low price fluctuations. In addition, as short-term interest rates rise, portfolio securities reset to higher yields. This was seen over the last 12 months as three-month LIBOR7 rates rose 119 basis points to 2.36% by April 30, 2018 which helped to drive the Fund’s positive return.

The top two performing notes were Morgan Stanley FRN 10/24/22, rated BBB+, (1.9% of Fund net assets†) and Morgan Stanley FRN 1/20/21, rated BBB+, (1.8% of Fund net assets†). The bottom two performing notes were General Electric Capital Corp. FRN 5/5/26, rated A, (0.6% of Fund net assets†) and Bank of America Corp. FRN 2/5/25, rated A-, (1.1% of Fund net assets†).8

†	All Fund assets referenced are Total Net Assets as of April 30, 2018, unless otherwise stated.
*	Dividend Yield is calculated by dividing the annual dividends per share of a security by the price of that security.
**	Current Yield is calculated by dividing the annual cash flow by the price of that security.

All indices listed are unmanaged indices and include the reinvestment of dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	Investopedia: Little Known Stocks And ETFs To Buy As Interest Rates Rise, http://www.investopedia.com/stock analysis/040314/little-knownstocks-and-etfs-buy-interest-rates-rise-bizd-acas-htgc-hrzn.aspx
[2]	VanEck Vectors BDC Income ETF seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Business Development Companies Index (MVBIZDTG), which includes companies which are treated as Business Development Companies. To be eligible for the Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in the U.S., be registered with the Securities Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940. As of April 30, 2018 the 30-day SEC yield for VanEck Vectors BDC Income ETF was 9.19%. 30-Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest and dividends earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for VanEck Vectors BDC Income ETF would have been 9.02% as of April 30, 2018.
[3]	VanEck Vectors Mortgage REIT Income ETF (MORT) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Mortgage REITs Index (MVMORTTG) which is a rules-based index intended to give investors a means of tracking the overall performance of publicly traded U.S. mortgage REITs that derive at least 50% of their revenues from mortgage-related activity. As of April 30, 2018 the 30-day SEC yield for VanEck Vectors Mortgage REIT Income ETF was 10.28%. 30-Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest and dividends earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for VanEck Vectors Mortgage REIT Income ETF would have been 10.09% as of April 30, 2018.
[4]	VanEck Vectors Preferred Securities ex Financials ETF (PFXF) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index (WHPSL) which is a rules-based index designed to track the performance of convertible or exchangeable and non-convertible preferred securities, issued by U.S. or foreign issuers that are not financial services companies or banks and that are listed on U.S. national securities exchanges. As of April 30, 2018 the 30-day SEC yield for VanEck Vectors Preferred Securities ex Financials ETF was 6.35%. 30 Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest and dividends earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last 12 months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for VanEck Vectors Preferred Securities ex Financials ETF would have been 6.25% as of April 30, 2018.
[5]	The Bank for International Settlements: Debt securities statistics, http://www.bis.org/statistics/secstats.htm. Data as at September 30, 2017.
[6]	Altman, Edward I. and Brenda J. Kuehne. “Defaults and Returns in the High-Yield Bond and Distressed Debt Market: The Year 2017 in Review and Outlook”. February 2018. NYU Salomon Center.
[7]	Source: FactSet. Data as of April 30, 2018. London Interbank Offer Rate (LIBOR) refers to the benchmark used by banks, securities houses and investors to gauge the cost of unsecured borrowing in the money markets for various periods of time and currencies.
[8]	Bloomberg Composite Rating: An evenly weighted blend of a security’s Moody’s, S&P, Fitch, and DBRS ratings. This composite is not intended to be a credit opinion.
6

VANECK VECTORS BDC INCOME ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	MVBIZDTG[1]	Share Price	NAV	MVBIZDTG[1]
One Year	(8.10)%	(8.08)%	(7.72)%	(8.10)%	(8.08)%	(7.72)%
Five Year	3.07%	3.13%	3.23%	16.33%	16.64%	17.23%
Life*	3.91%	3.92%	4.04%	22.13%	22.22%	22.96%

*	Commencement of Fund: 2/11/13; First Day of Secondary Market Trading: 2/12/13.
[1]	MVIS® US Business Development Companies Index (MVBIZDTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

7

VANECK VECTORS CHINAAMC CHINA BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	CDHATRID[1]	Share Price	NAV	CDHATRID[1]
One Year	14.22%	12.94%	13.37%	14.22%	12.94%	13.37%
Life*	1.85%	2.01%	2.78%	6.55%	7.13%	9.99%

*	Commencement of Fund: 11/10/14; First Day of Secondary Market Trading: 11/11/14.
[1]	ChinaBond China High Quality Bond Index (CDHATRID) is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

8

VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	JPEGIGBB[1]	Share Price	NAV	JPEGIGBB[1]
One Year	3.76%	0.13%	0.55%	3.76%	0.13%	0.55%
Life*	0.90%	(0.17)%	0.57%	1.62%	(0.30)%	1.02%

*	Commencement of Fund: 7/13/16; First Day of Secondary Market Trading: 7/14/16.
[1]	J.P. Morgan Custom EM Investment Grade Plus BB-Rated Sovereign USD Bond Index (JPEGIGBB) is based on the composition of the J.P. Morgan EMBI Global Diversified Index (EMBIGD) but removes the instruments that are closer to maturity (less than 24 months) and those with face amounts outstanding less than $750 million. In addition, eligibility to the Index is restricted to instruments that are currently rated investment grade (“IG”) or BB (i.e., BB-, BB or BB+) in the EMBIGD. After applying the liquidity and credit rating filters set forth above, the diversified country weights of the EMBIGD are applied proportionally on the eligible countries and instruments in the Index.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 or more information.

9

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	MVEMAG[1]	Share Price	NAV	MVEMAG[1]
One Year	3.12%	3.78%	4.82%	3.12%	3.78%	4.82%
Five Year	0.03%	0.37%	1.05%	0.14%	1.85%	5.36%
Life*	2.19%	2.38%	3.68%	16.27%	17.85%	28.62%

*	Commencement of Fund: 5/11/11; First Day of Secondary Market Trading: 5/12/11.
[1]	MVIS® EM Aggregate Bond Index (MVEMAG) is comprised of emerging market sovereign bonds and corporate bonds denominated in U.S. dollars, Euros or local emerging market currencies. MVEMAG includes both investment grade and below investment grade rated securities.

Effective December 10, 2013, Market Vectors® LatAm Aggregate Bond ETF (BONO) changed its name to VanEck Vectors Emerging Markets Aggregate Bond ETF (EMAG). The Fund’s investment objective changed to seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® EM Aggregate Bond Index (MVEMAG), from seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the BofA Merrill Lynch Broad Latin America Bond Index (LATS). Performance data prior to December 9, 2013, reflects that of BONO and LATS. Performance data from December 10, 2013, and on, reflects that of EMAG and MVEMAG. All Index history reflects a blend of the performance of the aforementioned Indexes (MVEMAG and LATS). LATS is a trademark of Merrill Lynch, Pierce, Fenner & Smith Incorporation, which neither sponsors nor endorses EMAG and makes no warranty or representation as to the accuracy and/or completeness of this Index.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

10

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	EMLH[1]	Share Price	NAV	EMLH[1]
One Year	0.60%	1.28%	1.68%	0.60%	1.28%	1.68%
Five Year	3.76%	3.90%	4.51%	20.24%	21.09%	24.66%
Life*	5.36%	5.46%	6.18%	36.66%	37.40%	43.15%

*	Commencement of Fund: 5/8/12; First Day of Secondary Market Trading: 5/9/12.
[1]	BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index (EMLH) The Emerging Markets High Yield Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging markets issuers that are rated BB1 or lower (based on an average of ratings from Moody’s, S&P and Fitch) and that are issued in the major domestic and Eurobond markets.

Index data prior to May 11, 2015 reflects that of the BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index. From May 11, 2015, forward, the index data reflects that of the BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index. All Index history reflects a blend of the performance of the aforementioned Indexes.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

11

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	H0FA1	Share Price	NAV	H0FA1
One Year	3.40%	3.86%	4.45%	3.40%	3.86%	4.45%
Five Year	7.04%	7.23%	8.06%	40.51%	41.75%	47.35%
Life*	8.71%	8.77%	9.99%	65.81%	66.32%	77.96%

*	Commencement of Fund: 4/10/12; First Day of Secondary Market Trading: 4/11/12.
[1]	BofA Merrill Lynch US Fallen Angel High Yield Index (H0FA) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

12

VANECK VECTORS GREEN BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	SPGRNSLT[1]	Share Price	NAV	SPGRNSLT[1]
One Year	5.50%	5.72%	6.76%	5.50%	5.72%	6.76%
Life*	7.77%	7.50%	8.42%	9.06%	8.74%	9.82%

*	Commencement of Fund: 3/3/17; First Day of Secondary Market Trading: 3/6/17.
[1]	S&P Green Bond Select Index (SPGRNSLT) is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of green-labeled bonds issued globally. For a bond to be eligible for inclusion in the Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”) to be eligible for inclusion in the Index.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

13

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	HXUS[1]	Share Price	NAV	HXUS[1]
One Year	5.65%	5.91%	6.76%	5.65%	5.91%	6.76%
Five Year	3.64%	3.75%	4.54%	19.55%	20.22%	24.86%
Life*	5.57%	5.61%	6.43%	39.00%	39.29%	46.07%

*	Commencement of Fund: 4/2/12; First Day of Secondary Market Trading: 4/3/12.
[1]	BofA Merrill Lynch Global ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States denominated in Euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

14

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	MVFLTR[1]	Share Price	NAV	MVFLTR[1]
One Year	2.51%	2.59%	2.86%	2.51%	2.59%	2.86%
Five Year	1.34%	1.34%	1.77%	6.87%	6.87%	9.17%
Life*	1.31%	1.29%	1.74%	9.55%	9.41%	12.88%

*	Commencement of Fund: 4/25/11; First Day of Secondary Market Trading: 4/26/11.
[1]	MVISTM US Investment Grade Floating Rate Index (MVFLTR) is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States with at least one investment grade rating by one of Moody’s, S&P, or Fitch and must not be rated “below investment grade” by any one of Moody’s, S&P, or Fitch.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

15

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	GBIEMCOR[1]	Share Price	NAV	GBIEMCOR[1]
One Year	6.48%	7.05%	7.68%	6.48%	7.05%	7.68%
Five Year	(2.33)%	(2.27)%	(1.67)%	(11.11)%	(10.82)%	(8.10)%
Life*	1.34%	1.38%	2.15%	10.93%	11.25%	17.98%

*	Commencement of Fund: 7/22/10; First Day of Secondary Market Trading: 7/23/10.
[1]	J.P. Morgan GBI-EMG Core Index (GBIEMCOR) is designed to track the performance of bonds issued by emerging markets governments and denominated in the local currency of the issuer.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

16

VANECK VECTORS MORTGAGE REIT INCOME ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	MVMORTTG[1]	Share Price	NAV	MVMORTTG[1]
One Year	0.53%	0.32%	0.57%	0.53%	0.32%	0.57%
Five Year	4.58%	4.57%	4.99%	25.08%	25.04%	27.58%
Life*	9.05%	9.02%	9.58%	78.81%	78.48%	84.65%

*	Commencement of Fund: 8/16/11; First Day of Secondary Market Trading: 8/17/11.
[1]	MVIS® US Mortgage REITs Index (MVMORTTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. REITs that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

17

VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF

PERFORMANCE COMPARISON

April 30, 2018 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns
Total Return	Share Price	NAV	WHPSL[1]	Share Price	NAV	WHPSL[1]
One Year	0.59%	0.57%	0.35%	0.59%	0.57%	0.35%
Five Year	4.38%	4.35%	4.21%	23.89%	23.75%	22.92%
Life*	5.08%	5.03%	4.95%	33.22%	32.89%	32.25%

*	Commencement of Fund: 7/16/12; First Day of Secondary Market Trading: 7/17/12.
[1]	Wells Fargo Hybrid and Preferred Securities ex Financials Index (WHPSL) is designed to track the performance of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges.

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.	Hypothetical Growth of $10,000 (Since Inception)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

18

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

BDC Index, EM Aggregate Bond Index, Floating Rate Index and Mortgage REITs Index are published by MV Index Solutions GmbH (MVIS), a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. ChinaBond Index is published by China Central Depository & Clearing Co., Ltd. (China Central Depository). Emerging Markets Core Index and EM Investment Grade Plus Index are published by JPMorgan Securities Inc. (J.P. Morgan). Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index are published by Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch). Green Bond Index is published by S&P Dow Jones Indices (S&P). Preferred Securities Index is published by Wells Fargo & Company, LLC (Wells Fargo).

MVIS, China Central Depository, J.P. Morgan, Merrill Lynch, S&P, and Wells Fargo are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

19

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2017 to April 30, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 1, 2017 – April 30, 2018
BDC Income ETF
Actual	$1,000.00	$996.20	0.41%	$2.03
Hypothetical**	$1,000.00	$1,022.76	0.41%	$2.06
ChinaAMC China Bond ETF
Actual	$1,000.00	$1,076.10	0.50%	$2.57
Hypothetical**	$1,000.00	$1,022.32	0.50%	$2.51
EM Investment Grade + BB Rated USD Sovereign Bond ETF
Actual	$1,000.00	$969.30	0.40%	$1.95
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Emerging Markets Aggregate Bond ETF
Actual	$1,000.00	$1,007.60	0.49%	$2.44
Hypothetical**	$1,000.00	$1,022.36	0.49%	$2.46
Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$985.20	0.40%	$1.97
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Fallen Angel High Yield Bond ETF
Actual	$1,000.00	$992.90	0.35%	$1.73
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Green Bond ETF
Actual	$1,000.00	$1,003.60	0.40%	$1.99
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
International High Yield Bond ETF
Actual	$1,000.00	$1,005.00	0.40%	$1.99
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Investment Grade Floating Rate ETF
Actual	$1,000.00	$1,012.00	0.14%	$0.70
Hypothetical**	$1,000.00	$1,024.10	0.14%	$0.70
J.P. Morgan EM Local Currency Bond ETF
Actual	$1,000.00	$1,042.90	0.44%	$2.23
Hypothetical**	$1,000.00	$1,022.61	0.44%	$2.21
Mortgage REIT Income ETF
Actual	$1,000.00	$991.10	0.41%	$2.02
Hypothetical**	$1,000.00	$1,022.76	0.41%	$2.06
Preferred Securities ex Financials ETF
Actual	$1,000.00	$983.00	0.41%	$2.02
Hypothetical**	$1,000.00	$1,022.76	0.41%	$2.06

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2018) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
21

VANECK VECTORS BDC INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Number of Shares		Value

COMMON STOCKS: 100.2%
Diversified Financials: 21.8%
845,357	Corporate Capital Trust, Inc.	$14,311,894
160,455	Fidus Investment Corp. †	2,095,542
148,890	Monroe Capital Corp. †	1,914,725
127,627	Newtek Business Services Corp. †	2,293,457
674,010	Oaktree Specialty Lending Corp.	2,938,684
353,972	Oxford Square Capital Corp.	2,169,848
437,256	TCG BDC, Inc. †	7,822,510
284,365	TPG Specialty Lending, Inc.	5,135,632
		38,682,292
Investment Companies: 78.4%
1,417,592	Apollo Investment Corp.	7,612,469
2,215,969	Ares Capital Corp.	35,544,143
537,441	BlackRock Kelso Capital Corp.	3,391,253
1,552,257	FS Investment Corp.	11,797,153
195,912	Gladstone Capital Corp.	1,712,271
239,271	Gladstone Investment Corp. †	2,648,730
248,124	Goldman Sachs BDC, Inc. †	4,791,274
438,718	Golub Capital BDC, Inc. †	7,896,924
626,916	Hercules Technology Growth Capital, Inc.	7,773,758
390,685	Main Street Capital Corp.	14,752,266
435,705	New Mountain Finance Corp.	5,882,017
285,216	PennantPark Floating Rate Capital Ltd. †	3,833,303
522,740	PennantPark Investment Corp.	3,554,632
2,043,385	Prospect Capital Corp. †	12,955,061
214,507	Solar Capital Ltd.	4,371,653
354,974	TCP Capital Corp.	5,125,825
228,337	THL Credit, Inc.	1,806,146
353,280	Triangle Capital Corp. †	4,094,515
		139,543,393
Total Common Stocks (Cost: $194,519,375)		178,225,685
MONEY MARKET FUND: 0.0% (Cost: $7,550)
7,550	Dreyfus Government Cash Management Fund – Institutional Shares	7,550
Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $194,526,925)		178,233,235
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 12.1%
Repurchase Agreements: 12.1%
$5,114,271	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $5,114,515; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $5,216,556 including accrued interest)	$5,114,271
5,114,271	Repurchase agreement dated 4/30/18 with Daiwa Capital Markets America, Inc., 1.72%, due 5/1/18, proceeds $5,114,515; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 5/15/18 to 12/1/51, valued at $5,216,556 including accrued interest)	5,114,271
5,114,271	Repurchase agreement dated 4/30/18 with HSBC Securities USA, Inc., 1.72%, due 5/1/18, proceeds $5,114,515; (collateralized by various U.S. government and agency obligations, 2.50% to 6.50%, due 3/1/22 to 4/1/48, valued at $5,216,560 including accrued interest)	5,114,271
1,073,569	Repurchase agreement dated 4/30/18 with J.P. Morgan Securities LLC, 1.71%, due 5/1/18, proceeds $1,073,620; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 1/31/19 to 1/31/24, valued at $1,095,042 including accrued interest)	1,073,569
5,114,271	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $5,114,518; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $5,216,556 including accrued interest)	5,114,271
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $21,530,653)		21,530,653
Total Investments: 112.3% (Cost: $216,057,578)		199,763,888
Liabilities in excess of other assets: (12.3)%		(21,838,179)
NET ASSETS: 100.0%		$177,925,709

See Notes to Financial Statements

22

Footnotes:

†  Security fully or partially on loan. Total market value of securities on loan is $20,535,874.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financial	100.0%	$178,225,685
Money Market Fund	0.0	7,550
	100.0%	$178,233,235

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$178,225,685	$—	$—	$178,225,685
Money Market Fund	7,550	—	—	7,550
Repurchase Agreements	—	21,530,653	—	21,530,653
Total	$178,233,235	$21,530,653	$—	$199,763,888

* See Schedule of Investments for industry breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

23

VANECK VECTORS CHINAAMC CHINA BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount			Value

CORPORATE BONDS: 64.6%
Consumer, Cyclical: 1.6%
CNY	500,000	Sinochem International Corp. 3.61%, 06/06/21	$76,519
Consumer, Non-cyclical: 7.0%
	1,135,000	Jiangxi Ganyue Expressway Co. Ltd. 5.15%, 04/19/23	181,517
	1,000,000	Yunnan Baiyao Group Co. Ltd. 2.95%, 04/08/19 (p)	156,105
			337,622
Energy: 3.9%
	1,200,000	China Petroleum & Chemical Corp. 4.90%, 06/01/22	191,472
Financial: 33.9%
	2,000,000	China Development Bank 3.78%, 04/06/19	316,664
	2,600,000	China Development Bank Corp. 3.91%, 04/06/22	406,332
	1,000,000	China Fortune Land Development Co. Ltd. 5.10%, 10/22/20 (p)	151,872
	1,000,000	China Merchants Securities Co. Ltd. 5.08%, 05/26/25	159,550
	1,000,000	China Overseas Property Group Co. Ltd. 3.85%, 11/19/20 (p)	155,161
	809,000	China Securities Co. Ltd. 3.14%, 05/20/19 (c) (p)	126,320
	1,000,000	Evergrande Real Estate Group Co. Ltd. 6.40%, 07/08/19 (p)	159,531
	1,000,000	Guangzhou Yue Xiu Holdings Ltd. 5.20%, 02/28/20 (p)	159,953
			1,635,383
Principal Amount			Value

Industrial: 18.2%
CNY	1,248,200	China Railway Corp. 4.63%, 08/25/21	$198,215
	500,000	Hubei Provincial Communications Investment Co. Ltd. 6.68%, 03/27/19 (p)	85,907
	1,000,000	Power Construction Corp. of China Ltd. 5.20%, 10/29/22	160,728
	1,500,000	Shanghai Urban Construction Group Corp. 3.50%, 01/06/23	230,477
	1,260,000	Tianjin Infrastructure Construction & Investment Group Co. Ltd. 5.70%, 02/26/23 #	203,927
			879,254
Total Corporate Bonds (Cost: $3,070,033)			3,120,250
GOVERNMENT OBLIGATIONS: 22.6%
Government: 22.6%
		China Government Bonds
	5,347,000	3.40%, 04/17/23	838,533
	1,541,000	4.26%, 07/31/21	249,300
Total Foreign Debt Obligations (Cost: $1,106,224)			1,087,833
Total Investments: 87.2% (Cost: $4,176,257)			4,208,083
Other assets less liabilities: 12.8%			620,106
NET ASSETS: 100.0%			$4,828,189

Definitions:

CNY	Chinese Yuan

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued security is $203,927 which represents 4.2% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer, Cyclical	1.8%	$76,519
Consumer, Non-cyclical	8.0	337,622
Energy	4.5	191,472
Financial	38.9	1,635,383
Government	25.9	1,087,833
Industrial	20.9	879,254
	100.0%	$4,208,083

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$3,120,250	$—	$3,120,250
Government Obligations*	—	1,087,833	—	1,087,833
Total	$—	$4,208,083	$—	$4,208,083

* See Schedule of Investments for industry breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

25

VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount		Value

CORPORATE BONDS: 16.8%
Australia: 1.5%
$175,000	CNOOC Curtis Funding No. 1 Pty Ltd. 4.50%, 10/03/23 Reg S	$179,213
Azerbaijan: 0.9%
100,000	Southern Gas Corridor CJSC 6.88%, 03/24/26 144A	109,539
British Virgin Islands: 3.1%
300,000	Sinopec Group Overseas Development 2015 Ltd. 3.25%, 04/28/25 Reg S	283,919
85,000	State Grid Overseas Investment 2016 Ltd. 2.75%, 05/04/22 Reg S	82,333
		366,252
Indonesia: 1.3%
145,000	Pertamina Persero Pt 4.30%, 05/20/23 Reg S	145,110
Ireland: 0.9%
100,000	Vnesheconombank Via VEB Finance PLC 6.80%, 11/22/25 Reg S	108,442
Kazakhstan: 2.2%
	KazMunayGas National Co. JSC
75,000	4.75%, 04/19/27 144A	74,038
175,000	7.00%, 05/05/20 144A	187,325
		261,363
Malaysia: 2.3%
	Petronas Capital Ltd.
200,000	3.13%, 03/18/22 Reg S	196,813
75,000	4.50%, 03/18/45 Reg S	76,597
		273,410
Mexico: 4.6%
	Petróleos Mexicanos
150,000	5.50%, 01/21/21	155,213
48,000	5.50%, 06/27/44	40,593
130,000	6.50%, 03/13/27	134,453
70,000	6.63%, 06/15/35	69,720
125,000	6.88%, 08/04/26	134,188
		534,167
Total Corporate Bonds (Cost: $2,063,482)		1,977,496
GOVERNMENT OBLIGATIONS: 82.0%
Brazil: 4.0%
	Brazilian Government International Bonds
225,000	4.25%, 01/07/25 †	221,906
100,000	4.63%, 10/13/27 (c)	96,425
60,000	4.88%, 01/22/21	62,070
100,000	5.00%, 01/27/45	86,750
		467,151
Chile: 3.3%
60,000	Chile Government International Bond 3.86%, 06/21/47	56,550
	Corp. Nacional del Cobre de Chile
100,000	3.63%, 05/01/27 (c) Reg S	95,388
100,000	4.50%, 09/16/25 144A	102,356
125,000	4.88%, 11/04/44 Reg S	129,866
		384,160
Principal Amount		Value

Colombia: 5.5%
	Colombia Government International Bonds
$175,000	4.38%, 07/12/21	$179,681
200,000	5.63%, 08/26/43 (c)	214,900
200,000	7.38%, 09/18/37	254,500
		649,081
Costa Rica: 0.9%
100,000	Costa Rica Government International Bond 7.00%, 04/04/44 Reg S	100,125
Croatia: 1.1%
125,000	Croatia Government International Bond 5.50%, 04/04/23 144A	132,798
Dominican Republic: 3.1%
	Dominican Republic International Bonds
50,000	5.50%, 01/27/25 Reg S	50,300
50,000	7.45%, 04/30/44 Reg S	55,000
	Dominican Republican International Bonds
100,000	6.85%, 01/27/45 Reg S	103,625
100,000	6.88%, 01/29/26 Reg S	108,600
50,000	7.50%, 05/06/21 Reg S	52,950
		370,475
Hungary: 4.5%
	Hungary Government International Bonds
165,000	5.38%, 03/25/24	177,702
150,000	5.75%, 11/22/23	163,912
120,000	6.38%, 03/29/21	129,475
44,000	7.63%, 03/29/41	62,120
		533,209
India: 0.8%
100,000	Export-Import Bank of India 3.38%, 08/05/26 Reg S	92,883
Indonesia: 6.4%
	Indonesia Government International Bonds
100,000	4.63%, 04/15/43 Reg S	95,818
150,000	4.88%, 05/05/21 Reg S	155,664
300,000	7.75%, 01/17/38 Reg S	400,571
100,000	Perusahaan Penerbit SBSN Indonesia III 4.33%, 05/28/25 Reg S	100,150
		752,203
Kazakhstan: 2.9%
	Kazakhstan Government International Bonds
100,000	5.13%, 07/21/25 144A	106,809
200,000	6.50%, 07/21/45 144A	238,920
		345,729
Lithuania: 1.1%
125,000	Lithuania Government International Bond 6.13%, 03/09/21 144A	134,616

See Notes to Financial Statements

26

Principal Amount		Value

Mexico: 4.7%
	Mexican Government International Bonds
$50,000	4.00%, 10/02/23 †	$50,594
224,000	4.75%, 03/08/44	211,120
150,000	6.05%, 01/11/40	165,413
100,000	6.75%, 09/27/34	121,874
		549,001
Morocco: 0.9%
100,000	Moroccan Government International Bond 4.25%, 12/11/22 144A	100,713
Oman: 4.5%
	Oman Government International Bonds
100,000	3.63%, 06/15/21 144A	97,000
200,000	4.75%, 06/15/26 144A	186,710
260,000	5.38%, 03/08/27 144A	248,173
		531,883
Panama: 4.6%
	Panamanian Government International Bonds
50,000	4.00%, 06/22/24 (c)	50,750
200,000	6.70%, 01/26/36	248,000
170,000	9.38%, 04/01/29 (p)	242,675
		541,425
Paraguay: 0.6%
60,000	Paraguay Government International Bond 6.10%, 08/11/44 Reg S	65,400
Peru: 5.1%
100,000	Peruvian Government International Bond 7.35%, 07/21/25	123,050
	Peruvian Government International Bonds
120,000	5.63%, 11/18/50	140,460
150,000	6.55%, 03/14/37	189,225
100,000	8.75%, 11/21/33	147,500
		600,235
Philippines: 5.7%
	Philippine Government International Bonds
70,000	4.00%, 01/15/21	71,733
200,000	5.00%, 01/13/37	220,147
100,000	6.38%, 10/23/34	125,700
175,000	9.50%, 02/02/30	259,703
		677,283
Poland: 4.0%
	Poland Government International Bonds
125,000	4.00%, 01/22/24	128,192
225,000	5.00%, 03/23/22	239,028
100,000	5.13%, 04/21/21	105,647
		472,867
Romania: 2.3%
265,000	Romanian Government International Bonds 4.88%, 01/22/24 Reg S	275,683
Principal Amount		Value

Russia: 4.6%
	Russian Federal Bonds
$100,000	4.88%, 09/16/23 144A	$103,700
75,000	5.63%, 04/04/42 144A	78,879
144,625	7.50%, 03/31/30 (s) 144A	161,657
200,000	Russian Foreign Bond - Eurobond 5.25%, 06/23/47 Reg S	194,328
		538,564
Serbia: 0.4%
50,000	Serbia International Bond 4.88%, 02/25/20 144A	50,994
Slovakia: 0.4%
50,000	Slovakia Government International Bond 4.38%, 05/21/22 144A	52,520
South Africa: 2.3%
	Republic of South Africa Government International Bonds
50,000	4.30%, 10/12/28	46,013
150,000	4.67%, 01/17/24	149,548
75,000	6.25%, 03/08/41	78,435
		273,996
Turkey: 4.4%
	Turkey Government International Bonds
200,000	6.25%, 09/26/22	210,556
200,000	6.63%, 02/17/45	195,485
100,000	7.38%, 02/05/25	109,803
		515,844
Uruguay: 3.9%
	Uruguay Government International Bonds
265,000	4.38%, 10/27/27	267,816
200,000	5.10%, 06/18/50	197,000
		464,816
Total Government Obligations (Cost: $10,217,209)		9,673,654

Number of Shares
MONEY MARKET FUND: 0.4% (Cost: $49,096)
49,096	Dreyfus Government Cash Management Fund – Institutional Shares	49,096
Total Investments Before Collateral for Securities Loaned: 99.2% (Cost: $12,329,787)		11,700,246

See Notes to Financial Statements

27

VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.4% (Cost: $284,220)
Repurchase Agreements: 2.4%
$284,220	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.72%, due 5/1/18, proceeds $284,234; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 8/15/18 to 2/15/48, valued at $289,904 including accrued interest)	$284,220
Total Investments: 101.6% (Cost: $12,614,007)		11,984,466
Liabilities in excess of other assets: (1.6)%		(192,717)
NET ASSETS: 100.0%		$11,791,749

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
†	Security fully or partially on loan. Total market value of securities on loan is $272,500.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,166,747, or 18.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	15.3%	$1,786,721
Financial	0.9	108,442
Government	82.7	9,673,654
Utilities	0.7	82,333
Money Market Fund	0.4	49,096
	100.0%	$11,700,246

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$1,977,496	$—	$1,977,496
Government Obligations*	—	9,673,654	—	9,673,654
Money Market Funds	49,096	—	—	49,096
Repurchase Agreements	—	284,220	—	284,220
Total	$49,096	$11,935,370	$—	$11,984,466

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

28

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount			Value

CORPORATE BONDS: 37.1%
Argentina: 0.6%
USD	30,000	Pan American Energy LLC 7.88%, 05/07/21 Reg S	$31,725
	50,000	YPF SA 8.75%, 04/04/24 Reg S	55,213
			86,938
Austria: 0.4%
	64,000	ESAL GmbH 6.25%, 05/30/18 (c) Reg S	61,280
Bermuda: 1.2%
	100,000	Digicel Group Ltd. 7.13%, 05/31/18 (c) † 144A	81,684
	100,000	Ooredoo International Finance Ltd. 3.25%, 02/21/23 Reg S	95,875
			177,559
Brazil: 1.7%
	150,000	Banco do Brasil SA 5.88%, 01/26/22 Reg S	154,312
	102,000	Itau Unibanco Holding SA 6.20%, 04/15/20 144A	106,282
			260,594
British Virgin Islands: 3.1%
	157,000	CNOOC Finance Ltd. 3.88%, 05/02/22 Reg S	157,581
	100,000	CNPC General Capital Ltd. 3.95%, 04/19/22 144A	100,961
	100,000	Gerdau Trade, Inc. 5.75%, 01/30/21 Reg S	104,251
	100,000	Sinopec Group Overseas Development Ltd. 4.38%, 10/17/23 Reg S	102,007
			464,800
Cayman Islands: 3.1%
	100,000	Alibaba Group Holding Ltd. 3.60%, 08/28/24 (c) 144A	98,387
	100,000	China Overseas Finance Cayman VI Ltd. 4.25%, 05/08/19 Reg S	100,840
	100,000	Saudi Electricity Global Sukuk Co. 2 3.47%, 04/08/23 144A	97,664
	100,000	Swire Pacific MTN Financing Ltd. 5.50%, 08/19/19 Reg S	103,000
	60,000	Vale Overseas Ltd. 4.38%, 01/11/22	60,876
			460,767
China / Hong Kong: 1.5%
EUR	100,000	China Construction Bank Asia Corp. Ltd. 1.50%, 02/11/20 Reg S	123,107
USD	100,000	CITIC Pacific Ltd. 6.63%, 04/15/21 Reg S	107,650
			230,757
Principal Amount			Value

Colombia: 1.9%
		Bancolombia SA
USD	100,000	4.88% (US Treasury Yield Curve Rate T 5 Year+2.93%), 10/18/22 (c)	$96,375
	45,000	5.13%, 09/11/22 †	46,395
	90,000	Ecopetrol SA 5.88%, 09/18/23	96,165
COP	110,857,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/21 Reg S	41,033
			279,968
Curacao: 0.2%
USD	40,000	Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	35,105
Czech Republic: 0.4%
EUR	50,000	CEZ AS 4.50%, 06/29/20 Reg S	66,180
India: 0.2%
USD	28,000	ICICI Bank Ltd. 5.75%, 11/16/20 Reg S	29,290
Indonesia: 0.5%
	70,000	Pertamina Persero PT 4.30%, 05/20/23 144A	70,053
Ireland: 0.4%
	50,000	Vnesheconombank 5.94%, 11/21/23 144A	52,147
Israel: 0.7%
	100,000	Israel Electric Corp. Ltd. 5.00%, 11/12/24 Reg S 144A	102,950
Kazakhstan: 0.7%
	100,000	KazMunayGas National Co. JSC 7.00%, 05/05/20 Reg S	107,043
Luxembourg: 2.4%
		Gaz Capital SA
	200,000	6.51%, 03/07/22 Reg S	212,670
	80,000	8.63%, 04/28/34 (p) Reg S	101,815
	50,000	Sberbank of Russia 5.13%, 10/29/22 144A	49,706
			364,191
Malaysia: 0.8%
	100,000	Petronas Capital Ltd. 7.88%, 05/22/22 Reg S	115,623
Mexico: 4.3%
		America Movil SAB de CV
EUR	100,000	4.13%, 10/25/19	128,278
USD	25,000	5.00%, 03/30/20	25,762
	100,000	BBVA Bancomer SA 6.75%, 09/30/22 144A	108,630
	85,000	Grupo Televisa SAB 6.63%, 01/15/40	95,125
		Petróleos Mexicanos
	150,000	5.50%, 01/21/21	155,212
EUR	50,000	5.50%, 02/24/25 Reg S	70,106
USD	64,000	6.63%, 06/15/38	62,770
			645,883

See Notes to Financial Statements

29

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Netherlands: 5.0%
USD	100,000	Bharti Airtel International Netherlands BV 5.13%, 03/11/23 144A	$100,878
	100,000	Lukoil International Finance BV 7.25%, 11/05/19 Reg S	104,575
	128,000	Majapahit Holding BV 7.75%, 01/20/20 Reg S	137,126
		Petrobras Global Finance BV
EUR	100,000	4.75%, 01/14/25	133,253
USD	77,000	6.75%, 01/27/41	73,266
	125,000	Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	99,708
	100,000	VEON Holdings BV 5.95%, 02/13/23 144A	102,000
			750,806
Peru: 0.8%
	108,000	Banco de Credito del Peru 5.38%, 09/16/20 Reg S	113,130
South Africa: 0.7%
	100,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/21 144A	99,914
Turkey: 1.7%
	50,000	Turkiye Garanti Bankasi AS 5.25%, 09/13/22 Reg S	49,607
	100,000	Turkiye Is Bankasi AS 5.50%, 04/21/19 144A	101,017
	100,000	Turkiye Vakiflar Bankasi TAO 6.00%, 11/01/22 144A	97,156
			247,780
United Arab Emirates: 2.4%
	100,000	DP World Ltd. 6.85%, 07/02/37 Reg S	119,275
	100,000	Dubai Electricity & Water Authority 7.38%, 10/21/20 Reg S	109,316
EUR	100,000	Emirates Telecommunications Group Co. PJSC 2.75%, 06/18/26 Reg S	133,016
			361,607
United States: 2.2%
USD	100,000	Cemex Finance LLC 6.00%, 04/01/19 (c) 144A	103,050
	100,000	Reliance Holding USA, Inc. 5.40%, 02/14/22 144A	104,625
	100,000	Southern Copper Corp. 7.50%, 07/27/35	127,928
			335,603
Venezuela: 0.2%
	132,700	Petroleos de Venezuela SA 5.38%, 04/12/27 (d) * Reg S	35,365
Total Corporate Bonds (Cost: $5,565,444)			5,555,333
Principal Amount			Value

GOVERNMENT OBLIGATIONS: 61.4%
Argentina: 0.4%
EUR	60,000	Provincia de Buenos Aires 4.00%, 05/15/35 (s) Reg S	$60,612
Bahrain: 0.4%
USD	64,000	Bahrain Government International Bond 6.13%, 08/01/23 144A	64,000
Brazil: 4.3%
BRL	610,000	Brazil Letra do Tesouro Nacional 0.00%, 07/01/20 ^	149,772
USD	88,000	Brazilian Government International Bond 4.88%, 01/22/21	91,036
		Notas do Tesouro Nacional, Series F
BRL	605,000	10.00%, 01/01/21	182,206
	435,000	10.00%, 01/01/23	129,935
	300,000	10.00%, 01/01/25	88,715
			641,664
Cayman Islands: 0.3%
USD	40,000	KSA Sukuk Ltd. 3.63%, 04/20/27 144A	37,931
Chile: 3.3%
CLP	65,000,000	Bonos de la Tesoreria de la Republica de Chile 4.50%, 03/01/26	107,007
		Chilean Government International Bonds
USD	100,000	3.13%, 03/27/25	97,400
	50,000	3.88%, 08/05/20	51,098
CLP	9,000,000	5.50%, 08/05/20	15,341
		Corp. Nacional del Cobre de Chile
EUR	100,000	2.25%, 07/09/24 Reg S	129,492
USD	100,000	3.63%, 05/01/27 (c) Reg S	95,388
	600	7.50%, 01/15/19 144A	617
			496,343
China / Hong Kong: 0.9%
	128,000	Bank of China Hong Kong Ltd. 5.55%, 02/11/20 Reg S	131,916
Colombia: 2.5%
	100,000	Colombian Government International Bond 5.00%, 12/15/44 (c)	99,250
		Colombian TES
COP	208,400,000	7.00%, 05/04/22	78,637
	223,600,000	7.50%, 08/26/26	86,312
	200,000,000	10.00%, 07/24/24	86,206
	72,400,000	11.00%, 07/24/20	29,143
			379,548
Croatia: 1.2%
		Croatia Government International Bonds
USD	75,000	6.00%, 01/26/24 † 144A	81,880
	100,000	6.75%, 11/05/19 Reg S	105,095
			186,975

See Notes to Financial Statements

30

Principal Amount			Value

Czech Republic: 0.6%
		Czech Republic Government Bonds
CZK	550,000	2.40%, 09/17/25 Reg S	$27,707
	1,100,000	5.70%, 05/25/24 Reg S	65,964
			93,671
Dominican Republic: 0.1%
USD	21,200	Dominican Republican International Bond 7.50%, 05/06/21 Reg S	22,451
Ecuador: 0.3%
	50,000	Ecuador Government International Bond 7.95%, 06/20/24 144A	47,188
Egypt: 0.3%
	50,000	Egypt Government International Bond 7.50%, 01/31/27 144A	52,897
Hungary: 2.0%
		Hungarian Government Bonds
HUF	2,020,000	5.50%, 06/24/25	9,575
	20,300,000	6.00%, 11/24/23	97,277
	17,830,000	7.50%, 11/12/20	80,823
USD	100,000	Hungary Government International Bonds 6.38%, 03/29/21	107,896
			295,571
Indonesia: 4.9%
	192,000	Indonesia Government International Bond 5.88%, 03/13/20 Reg S	201,810
		Indonesian Treasury Bonds
IDR	230,000,000	7.00%, 05/15/27	16,705
	1,190,000,000	8.38%, 03/15/24	91,923
	1,809,000,000	8.38%, 09/15/26	140,949
	540,000,000	8.38%, 03/15/34	42,327
	1,479,000,000	10.50%, 08/15/30	134,080
	1,382,000,000	11.00%, 11/15/20	109,966
			737,760
Israel: 2.2%
		Israel Government Bonds
ILS	485,000	4.25%, 03/31/23	155,613
	385,000	5.00%, 01/31/20	115,777
	15,000	5.50%, 01/31/42	6,082
USD	50,000	Israel Government International Bond 4.00%, 06/30/22	51,476
			328,948
Kazakhstan: 0.4%
	50,000	Kazakhstan Government International Bond 5.13%, 07/21/25 Reg S	53,405
Kuwait: 0.3%
	40,000	Kuwait International Government Bond 3.50%, 03/20/27 144A	38,562
Principal Amount			Value

Lebanon: 1.0%
USD	140,000	Lebanon Government International Bond 8.25%, 04/12/21 Reg S	$143,926
Lithuania: 0.4%
	50,000	Lithuania Government International Bond 7.38%, 02/11/20 Reg S	53,794
Malaysia: 2.7%
		Malaysian Government Bonds
MYR	675,000	3.48%, 03/15/23	168,083
	605,000	3.89%, 03/15/27	151,310
	351,000	5.73%, 07/30/19	91,784
			411,177
Mexico: 5.4%
		Mexican Government Bonds
MXN	1,620,000	6.50%, 06/10/21	84,245
	1,460,100	7.50%, 06/03/27	77,838
	418,000	7.75%, 11/13/42	22,503
	4,714,900	8.00%, 06/11/20	254,663
	2,360,000	10.00%, 12/05/24	143,083
		Mexican Government International Bonds
USD	77,000	4.00%, 10/02/23 †	77,914
	40,000	4.75%, 03/08/44	37,700
	102,000	6.05%, 01/11/40	112,481
			810,427
Nigeria: 0.4%
NGN	18,470,000	Nigerian Government Bonds 16.39%, 01/27/22	56,658
Oman: 0.5%
USD	75,000	Oman Government International Bond 5.63%, 01/17/28 144A	71,770
Panama: 0.6%
	69,400	Panama Government International Bond 7.13%, 01/29/26	83,193
Peru: 1.4%
		Peruvian Government Bonds
PEN	90,000	5.70%, 08/12/24	29,609
	92,000	6.95%, 08/12/31	32,088
	200,000	7.84%, 08/12/20	68,605
USD	62,000	Peruvian Government International Bond 7.35%, 07/21/25	76,291
			206,593
Philippines: 1.0%
	142,000	Philippine Government International Bonds 5.00%, 01/13/37	156,304
Poland: 3.8%
		Polish Government Bonds
PLN	200,000	1.50%, 04/25/20	57,116
	24,000	2.25%, 04/25/22	6,886
	500,000	2.50%, 07/25/26	138,116
	150,000	3.25%, 07/25/25	43,948
	455,000	4.00%, 10/25/23	139,841
	290,000	5.75%, 04/25/29	103,455

See Notes to Financial Statements

31

VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Poland: (continued)
USD	75,000	Polish Government International Bond 6.38%, 07/15/19	$78,197
			567,559
Qatar: 0.7%
	100,000	Qatar Government International Bond 5.25%, 01/20/20 Reg S	103,240
Romania: 1.5%
RON	400,000	Romanian Government Bond 5.85%, 04/26/23 †	111,360
		Romanian Government International Bonds
EUR	50,000	4.63%, 09/18/20 Reg S	66,995
USD	50,000	4.88%, 01/22/24 Reg S	52,016
			230,371
Russia: 3.1%
		Russian Federal Bonds
RUB	1,900,000	7.00%, 08/16/23	30,526
	3,350,000	7.50%, 02/27/19	53,769
	3,490,000	7.75%, 09/16/26	57,636
	10,080,000	8.15%, 02/03/27	170,528
		Russian Foreign Bonds
USD	22,250	7.50%, 03/31/30 (s) Reg S	24,870
	80,000	12.75%, 06/24/28 (p) Reg S	129,620
			466,949
Saudi Arabia: 0.6%
	100,000	Saudi Government International Bond 4.50%, 10/26/46 144A	90,679
Serbia: 0.3%
	50,000	Serbia International Bond 4.88%, 02/25/20 144A	50,994
South Africa: 4.0%
	78,000	South Africa Government International Bond 5.50%, 03/09/20	80,846
		South African Government Bonds
ZAR	2,204,300	7.75%, 02/28/23	177,443
	2,070,000	8.75%, 02/28/48	160,818
	1,935,000	10.50%, 12/21/26	176,965
			596,072
Sri Lanka: 0.3%
USD	40,000	Sri Lanka Government International Bond 6.85%, 11/03/25 144A	40,954
Thailand: 3.8%
		Thailand Government Bonds
THB	7,513,000	3.63%, 06/16/23	257,409
	4,429,000	3.65%, 12/17/21	149,956
	100,000	4.26%, 12/12/37 Reg S	3,653
	4,100,000	4.88%, 06/22/29	156,740
			567,758
Principal Amount			Value

Turkey: 3.3%
		Turkey Government Bonds
TRY	268,600	7.10%, 03/08/23	$52,825
	310,000	10.50%, 01/15/20	72,748
	340,000	10.60%, 02/11/26	76,694
	125,000	10.70%, 02/17/21	28,719
		Turkey Government International Bonds
USD	90,000	6.88%, 03/17/36	92,689
	160,000	7.38%, 02/05/25	175,684
			499,359
Ukraine: 0.5%
		Ukraine Government International Bonds
	20,000	0.00%, 05/31/40 144A ^	13,606
	60,000	7.75%, 09/01/23 144A	60,647
			74,253
United Arab Emirates: 1.1%
	65,000	Abu Dhabi Government International Bond 3.13%, 10/11/27 144A	60,321
	100,000	Abu Dhabi National Energy Co. 6.25%, 09/16/19 Reg S	103,879
			164,200
Uruguay: 0.6%
		Uruguay Government International Bonds
	77,000	4.50%, 08/14/24	79,360
UYU	300,000	9.88%, 06/20/22 Reg S	11,007
			90,367
Total Government Obligations (Cost: $9,853,421)			9,206,039
Total Investments Before Collateral for Securities Loaned: 98.5% (Cost: $15,418,865)			14,761,372
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5% (Cost: $377,579)
Repurchase Agreements: 2.5%
USD	377,579	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.72%, due 5/1/18, proceeds $377,597; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 8/15/18 to 2/15/48, valued at $385,131 including accrued interest)	377,579
Total Investments: 101.0% (Cost: $15,796,444)			15,138,951
Liabilities in excess of other assets: (1.0)%			(146,303)
NET ASSETS: 100.0%			$14,992,648

See Notes to Financial Statements

32

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Sheqel
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $363,149.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,289,150, or 15.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	2.0%	$293,055
Communications	5.8	861,005
Consumer, Non-cyclical	2.1	315,368
Diversified	0.7	103,000
Energy	12.8	1,890,028
Financial	9.1	1,335,644
Government	62.4	9,206,039
Industrial	0.7	103,050
Utilities	4.4	654,183
	100.0%	$14,761,372

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$5,555,333	$—	$5,555,333
Government Obligations*	—	9,206,039	—	9,206,039
Repurchase Agreements	—	377,579	—	377,579
Total	$—	$15,138,951	$—	$15,138,951

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

33

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal
Amount		Value

CORPORATE BONDS: 91.3%
Argentina: 4.5%
$500,000	Aeropuertos Argentina 2000 SA 6.88%, 02/06/22 (c) 144A	$521,500
900,000	AES Argentina Generacion SA 7.75%, 02/02/21 (c) 144A	938,709
300,000	Agua y Saneamientos Argentinos SA 6.63%, 02/01/21 (c) Reg S	292,125
700,000	Arcor SAIC 6.00%, 07/06/20 (c) † 144A	726,250
500,000	Banco Hipotecario SA 9.75%, 11/30/20 144A	550,920
500,000	Banco Macro SA 6.75% (USD Swap Semi 30/360 5 Year+5.46%), 11/04/21 (c) 144A	500,850
650,000	Cablevision SA 6.50%, 06/15/19 (c) 144A	676,813
400,000	Cia Latinoamericana de Infraestructura & Servicios SA 9.50%, 07/20/20 (c) 144A	414,560
450,000	Generacion Mediterranea SA / Generacion Frias SA / Central Termica Roca SA 9.63%, 07/27/20 (c) 144A	490,500
700,000	Genneia SA 8.75%, 01/20/20 (c) 144A	753,375
500,000	IRSA Propiedades Comerciales SA 8.75%, 03/23/20 (c) 144A	549,755
	Pampa Energia SA
600,000	7.38%, 07/21/20 (c) 144A	629,250
900,000	7.50%, 01/24/22 (c) 144A	915,750
	Pan American Energy LLC
100,000	7.88%, 05/07/21 Reg S	105,750
620,000	7.88%, 05/07/21 144A	655,650
850,000	Rio Energy SA / UGEN SA / UENSA SA 6.88%, 02/01/22 (c) 144A	830,875
320	Transportadora de Gas del Sur SA 9.63%, 05/31/18 (c) 144A	332
	YPF SA
930,000	6.95%, 07/21/27 144A	911,586
800,000	7.00%, 06/15/47 (c) † 144A	711,600
850,000	8.50%, 03/23/21 144A	924,740
2,300,000	8.50%, 07/28/25 † 144A	2,517,350
1,820,000	8.75%, 04/04/24 144A	2,009,735
		16,627,975
Austria: 0.2%
700,000	JBS Investments GmbH 7.75%, 05/31/18 (c) 144A	714,007
Azerbaijan: 1.0%
950,000	International Bank of Azerbaijan OJSC 3.50%, 09/01/24 Reg S	845,500
2,275,000	Southern Gas Corridor CJSC 6.88%, 03/24/26 144A	2,492,015
500,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/30 Reg S	538,595
		3,876,110
Principal
Amount		Value

Bahrain: 0.4%
$400,000	BBK BSC 3.50%, 03/24/20 Reg S	$387,316
1,275,000	Oil and Gas Holding Co. BSCC 7.50%, 10/25/27 144A	1,241,302
		1,628,618
Bangladesh: 0.1%
300,000	Banglalink Digital Communications Ltd. 8.63%, 05/31/18 (c) 144A	305,250
Bermuda: 2.5%
600,000	China Oil & Gas Group Ltd. 4.63%, 04/20/20 (c) Reg S	575,176
	Digicel Group Ltd.
1,600,000	7.13%, 05/31/18 (c) † 144A	1,306,944
1,835,000	8.25%, 05/31/18 (c) 144A	1,646,912
	Digicel Ltd.
1,125,000	6.00%, 05/31/18 (c) 144A	1,074,375
1,600,000	6.75%, 05/16/18 (c) 144A	1,468,144
600,000	GCL New Energy Holdings Ltd. 7.10%, 01/30/21 Reg S	574,321
550,000	GCX Ltd. 7.00%, 05/31/18 (c) 144A	521,096
500,000	Geopark Ltd. 6.50%, 09/21/21 (c) 144A	498,750
400,000	GOME Retail Holdings Ltd. 5.00%, 03/10/20 Reg S	392,474
800,000	Inkia Energy Ltd. 5.88%, 11/09/22 (c) 144A	766,000
400,000	Kosmos Energy Ltd. 7.88%, 05/31/18 (c) 144A	409,000
		9,233,192
Brazil: 4.9%
	Banco Bradesco SA
560,000	5.75%, 03/01/22 144A	579,432
970,000	5.90%, 01/16/21 144A	1,004,154
	Banco BTG Pactual SA
725,000	5.75%, 09/28/22 Reg S	714,575
75,000	5.75%, 09/28/22 144A	73,922
	Banco do Brasil SA
1,600,000	3.88%, 10/10/22	1,545,200
930,000	5.88%, 01/26/22 † 144A	956,737
561,000	8.50% (US Treasury Yield Curve Rate T 10 Year+7.78%), 10/20/20 (c) 144A	610,088
200,000	Banco do Brasil SA/Cayman 5.38%, 01/15/21 144A	205,180
	Banco do Estado do Rio Grande do Sul SA
200,000	7.38%, 02/02/22 Reg S	209,002
50,000	7.38%, 02/02/22 144A	52,251
	Banco Nacional de Desenvolvimento Economico e Social
600,000	4.75%, 05/09/24 144A	592,200
1,310,000	5.50%, 07/12/20 144A	1,357,998
300,000	Banco Pan SA 8.50%, 04/23/20 144A	318,003
600,000	Banco Safra SA 6.75%, 01/27/21 144A	637,506

See Notes to Financial Statements

34

Principal
Amount		Value

Brazil: (continued)
$438,000	Banco Votorantim SA 7.38%, 01/21/20 144A	$461,411
550,000	BRF SA 4.75%, 05/22/24 † 144A	511,500
	Caixa Economica Federal
200,000	3.50%, 11/07/22 144A	189,000
770,000	4.25%, 05/13/19 144A	777,500
560,000	Cemig Geracao e Transmissao SA 9.25%, 12/05/23 (c) 144A	606,200
	Centrais Eletricas Brasileiras SA
360,000	5.75%, 10/27/21 † 144A	369,000
885,000	6.88%, 07/30/19 144A	916,594
525,000	Cielo SA 3.75%, 11/16/22 † 144A	504,000
	Itau Unibanco Holding SA
2,015,000	5.13%, 05/13/23 144A	2,025,075
1,550,000	5.75%, 01/22/21 144A	1,608,900
1,100,000	Votorantim Cimentos SA 7.25%, 04/05/41 † 144A	1,202,575
		18,028,003
British Virgin Islands: 5.0%
550,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 144A	585,569
800,000	Baoxin Auto Finance I Ltd. 5.63% (US Treasury Yield Curve Rate T 3 Year+8.91%), 10/30/20 (c) Reg S	750,074
700,000	Central American Bottling Corp. 5.75%, 01/31/22 (c) 144A	718,830
900,000	Easy Tactic Ltd. 5.75%, 01/13/20 (c) † Reg S	854,670
2,000,000	Fortune Star BVI Ltd. 5.25%, 03/23/20 (c) Reg S	1,905,488
600,000	Franshion Brilliant Ltd. 5.75% (USD Swap Semi 30/360 5 Year+3.86%), 01/17/22 (c) Reg S	589,019
1,140,000	Gold Fields Orogen Holding BVI Ltd. 4.88%, 10/07/20 144A	1,154,250
	Greenland Global Investment Ltd.
450,000	4.85%, 08/17/20 † Reg S	436,374
1,200,000	5.88%, 07/03/24 Reg S	1,136,544
450,000	Grupo Unicomer Co. Ltd. 7.88%, 04/01/21 (c) 144A	487,125
1,200,000	GTL Trade Finance, Inc. 5.89%, 01/29/24 (c) 144A	1,269,840
500,000	Hanrui Overseas Investment Co. Ltd. 4.90%, 06/28/19 † Reg S	489,995
400,000	Huayi Finance I Ltd. 4.00%, 12/02/19 Reg S	395,572
825,000	LS Finance 2022 Ltd. 4.25%, 10/16/22 Reg S	792,672
900,000	Oceanwide Holdings International Co. Ltd. 9.63%, 08/11/18 (c) (p) Reg S	899,755
	Prime Bloom Holdings Ltd.
220,000	6.95%, 07/05/20 (c) Reg S	191,400
200,000	7.50%, 12/19/19 Reg S	192,973
875,000	RKI Overseas Finance 2016 A Ltd. 5.00%, 08/09/19 Reg S	877,963
Principal
Amount		Value

British Virgin Islands: (continued)
$200,000	RKI Overseas Finance 2016 B Ltd. 4.70%, 09/06/19 (c) Reg S	$190,572
400,000	Sino-Ocean Land Treasure III Ltd. 4.90% (US Treasury Yield Curve Rate T 5 Year+3.26%), 09/21/22 (c) Reg S	367,066
1,500,000	Studio City Co. Ltd. 7.25%, 11/30/18 (c) 144A	1,565,625
950,000	Studio City Finance Ltd. 8.50%, 05/31/18 (c) 144A	969,000
500,000	Wanda Properties International Co. Ltd. 7.25%, 01/29/24 Reg S	497,568
400,000	Xinhu BVI Holding Co Ltd. 6.00%, 03/01/20 Reg S	366,040
600,000	Zhongrong International Bond 2016 Ltd. 6.95%, 06/21/19 Reg S	604,477
200,000	Zhongrong International Resources Co Ltd. 7.25%, 10/26/20 Reg S	173,450
		18,461,911
Canada: 1.9%
	First Quantum Minerals Ltd.
600,000	6.50%, 09/01/20 (c) 144A	571,500
1,000,000	6.88%, 03/01/21 (c) 144A	952,500
1,400,000	7.00%, 05/31/18 (c) 144A	1,410,500
1,000,000	7.25%, 05/31/18 (c) 144A	1,013,200
1,400,000	7.25%, 10/01/19 (c) 144A	1,399,720
1,750,000	7.50%, 04/01/20 (c) 144A	1,736,962
		7,084,382
Cayman Islands: 9.1%
500,000	361 Degrees International Ltd. 7.25%, 06/03/19 (c) † Reg S	508,369
400,000	Agile Group Holdings Ltd. 9.00%, 05/30/18 (c) Reg S	418,904
300,000	Agricola Senior Trust 6.75%, 06/18/20 144A	308,850
900,000	Alpha Star Holding III Ltd. 6.25%, 04/20/22 Reg S	887,400
600,000	Batelco International Finance No. 1 Ltd. 4.25%, 05/01/20 Reg S	586,500
600,000	CAR, Inc. 6.13%, 05/31/18 (c) 144A	601,500
500,000	Cementos Progreso Trust 7.13%, 11/06/18 (c) 144A	525,000
	Central China Real Estate Ltd.
200,000	6.50%, 03/05/21 Reg S	195,345
275,000	8.75%, 01/23/19 (c) Reg S	286,814
	China Evergrande Group
1,420,000	7.50%, 06/28/20 (c) Reg S	1,339,130
2,630,000	8.75%, 06/28/21 (c) Reg S	2,528,043
900,000	9.50%, 03/29/21 (c) Reg S	906,658
700,000	China SCE Property Holdings Ltd. 5.88%, 03/10/20 (c) Reg S	648,971
340,000	China Shanshui Cement Group Ltd. 7.50%, 05/30/18 (c) † § (d) * Reg S	283,900
700,000	CIFI Holdings Group Co. Ltd. 7.75%, 06/05/18 (c) Reg S	719,081

See Notes to Financial Statements

35

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Cayman Islands: (continued)
$825,000	Comcel Trust 6.88%, 02/06/19 (c) 144A	$859,534
	Country Garden Holdings Co Ltd.
800,000	4.75%, 09/28/20 (c) Reg S	768,379
300,000	5.63%, 12/15/21 (p) Reg S	300,994
900,000	Country Garden Holdings Co. Ltd. 7.50%, 05/30/18 (c) Reg S	934,684
600,000	Emirates Reit Sukuk Ltd. 5.13%, 12/12/22 Reg S	589,688
200,000	Energuate Trust 5.88%, 05/03/22 (c) 144A	197,750
1,200,000	Ezdan Sukuk Co. Ltd. 4.38%, 05/18/21 Reg S	1,019,814
700,000	Fantasia Holdings Group Co Ltd. 7.38%, 10/04/19 (c) Reg S	660,944
600,000	Global A&T Electronics Ltd. 8.50%, 05/30/18 (c)	600,621
200,000	Gol Finance, Inc. 7.00%, 01/31/22 (c) 144A	193,128
400,000	Greenland Hong Kong Holdings Ltd. 3.88%, 07/28/19 Reg S	394,480
800,000	Greentown China Holdings Ltd. 5.88%, 08/11/18 (c) Reg S	811,789
1,350,000	Grupo Aval Ltd. 4.75%, 09/26/22 144A	1,345,950
500,000	Health and Happiness H&H International Holdings Ltd. 7.25%, 06/21/18 (c) 144A	511,500
550,000	Industrial Senior Trust 5.50%, 11/01/22 144A	547,723
600,000	King Talent Management Ltd. 5.60% (US Treasury Yield Curve Rate T 5 Year+3.52%), 12/04/22 (c) Reg S	578,265
	KWG Property Holding Ltd.
200,000	5.88%, 11/10/21 (c) Reg S	178,001
500,000	6.00%, 03/15/20 (c) Reg S	468,362
1,000,000	Lamar Funding Ltd. 3.96%, 05/07/25 Reg S	885,370
800,000	Latam Finance Ltd. 6.88%, 04/11/21 (c) 144A	822,000
750,000	MAF Global Securities Ltd. 5.50% (USD Swap Semi 30/360 5 Year+3.48%), 09/07/22 (c) Reg S	740,783
1,300,000	Melco Resorts Finance Ltd. 4.88%, 06/06/20 (c) 144A	1,219,049
700,000	Mumtalakat Sukuk Holding Co. 4.00%, 11/25/21 Reg S	663,600
157,000	Odebrecht Drilling Norbe VIII/IX Ltd. 6.35%, 12/01/20 (c) 144A	153,860
250,000	Sagicor Finance 2015 Ltd. 8.88%, 08/11/19 (c) 144A	279,063
600,000	Shelf Drilling Holdings Ltd. 8.25%, 02/15/21 (c) 144A	611,250
1,295,000	Shimao Property Holdings Ltd. 8.38%, 02/10/19 (c) Reg S	1,381,406
	Sunac China Holdings Ltd.
200,000	6.88%, 08/08/20 Reg S	199,089
1,000,000	7.95%, 08/08/20 (c) † Reg S	981,714
Principal
Amount		Value

Cayman Islands: (continued)
$800,000	Times Property Holdings Ltd. 6.60%, 11/30/20 (c) † Reg S	$755,664
790,000	WTT Investment Ltd./Hong Kong 5.50%, 11/21/20 (c) 144A	773,194
	Wynn Macau Ltd.
600,000	4.88%, 10/01/20 (c) 144A	589,500
1,100,000	5.50%, 10/01/22 (c) 144A	1,069,761
200,000	Xinyuan Real Estate Co Ltd. 7.75%, 02/28/21 Reg S	186,243
700,000	Yuzhou Properties Co. Ltd. 6.00%, 01/25/20 (c) Reg S	664,439
		33,682,056
Chile: 0.7%
1,010,000	AES Gener SA 8.38% (USD Swap Semi 30/360 5 Year+6.82%), 06/18/19 (c) 144A	1,053,006
750,000	CorpGroup Banking SA 6.75%, 05/31/18 (c) 144A	750,000
700,000	Latam Airlines Group SA 7.25%, 06/09/20 144A	729,757
200,000	SMU SA 7.75%, 05/15/18 (c) 144A	204,120
		2,736,883
China / Hong Kong: 3.2%
	Bank of East Asia Ltd.
1,170,000	4.25% (US Treasury Yield Curve Rate T 5 Year+2.70%), 11/20/19 (c) Reg S	1,170,532
1,350,000	5.50% (US Treasury Yield Curve Rate T 5 Year+3.83%), 12/02/20 (c) Reg S	1,345,349
700,000	5.63% (US Treasury Yield Curve Rate T 5 Year+3.68%), 05/18/22 (c) Reg S	693,585
400,000	Chalieco Hong Kong Corp Ltd. 5.70% (US Treasury Yield Curve Rate T 3 Year+8.29%), 01/15/20 (c) Reg S	403,217
1,875,000	China Cinda Asset Management Co. Ltd. 4.45% (US Treasury Yield Curve Rate T 5 Year+3.29%), 09/30/21 (c) Reg S	1,781,250
600,000	China CITIC Bank International Ltd. 4.25% (US Treasury Yield Curve Rate T 5 Year+3.11%), 10/11/21 (c) Reg S	575,172
600,000	China South City Holdings Ltd. 5.75%, 03/09/20 Reg S	570,275
500,000	Chong Hing Bank Ltd. 6.50% (US Treasury Yield Curve Rate T 5 Year+4.63%), 09/25/19 (c) Reg S	511,452
400,000	Full Dragon Hong Kong International Development Ltd. 5.60%, 02/14/21 Reg S	390,545
400,000	Huachen Energy Co. Ltd. 6.63%, 05/18/20 Reg S	364,800

See Notes to Financial Statements

36

Principal
Amount		Value

China / Hong Kong: (continued)
$650,000	ICBC Asia Ltd. 4.25% (US Treasury Yield Curve Rate T 5 Year+3.13%), 07/21/21 (c) Reg S	$620,414
1,500,000	Nanyang Commercial Bank Ltd. 5.00% (US Treasury Yield Curve Rate T 5 Year+3.21%), 06/02/22 (c) † Reg S	1,436,235
400,000	Qinghai Provincial Investment Group Co Ltd. 6.40%, 07/10/21 Reg S	370,047
500,000	Yancoal International Resources Development Co. Ltd. 5.75% (US Treasury Yield Curve Rate T 3 Year+8.30%), 04/13/20 (c) Reg S	498,612
600,000	Yanlord Land HK Co. Ltd. 5.88%, 01/23/20 (c) Reg S	596,170
400,000	Zoomlion HK SPV Co. Ltd. 6.13%, 12/20/22 144A	395,648
		11,723,303
Colombia: 1.9%
550,000	Banco Davivienda SA 5.88%, 07/09/22 144A	576,813
1,993,000	Banco de Bogota SA 5.38%, 02/19/23 † 144A	2,042,825
400,000	Banco GNB Sudameris SA 6.50% (US Treasury Yield Curve Rate T 5 Year+4.56%), 04/03/22 (c) 144A	407,500
	Bancolombia SA
1,000,000	4.88% (US Treasury Yield Curve Rate T 5 Year+2.93%), 10/18/22 (c)	963,750
1,356,000	5.13%, 09/11/22 †	1,398,036
	Colombia Telecomunicaciones SA ESP
930,000	5.38%, 05/31/18 (c) 144A	932,325
565,000	8.50% (USD Swap Semi 30/360 5 Year+6.96%), 03/30/20 (c) 144A	593,250
		6,914,499
Costa Rica: 0.4%
1,270,000	Banco Nacional de Costa Rica 6.25%, 11/01/23 144A	1,322,387
Croatia: 0.2%
	Agrokor D.D.
175,000	8.88%, 05/30/18 (c) Reg S	51,188
50,000	8.88%, 05/31/18 (c) (d) * 144A	14,625
600,000	Hrvatska Elektroprivreda 5.88%, 10/23/22 144A	641,106
		706,919
Curacao: 0.2%
600,000	Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	526,568
400,000	Teva Pharmaceutical Finance IV BV 3.65%, 11/10/21	372,251
		898,819
Principal
Amount		Value

Dominican Republic: 0.2%
$300,000	Aeropuertos Dominicanos Siglo XXI SA 6.75%, 04/01/24 (c) 144A	$324,000
500,000	Banco de Reservas de la Republica Dominicana 7.00%, 02/01/23 144A	522,500
		846,500
Ecuador: 0.2%
800,000	Petroamazonas EP 4.63%, 11/06/20 144A	748,000
Georgia: 0.3%
400,000	BGEO Group JSC 6.00%, 07/26/23 144A	403,968
720,000	Georgian Railway JSC 7.75%, 07/11/22 144A	776,856
		1,180,824
India: 1.3%
600,000	Delhi International Airport Pvt Ltd. 6.13%, 10/31/26 144A	602,550
530,000	GMR Hyderabad International Airport Ltd. 4.25%, 10/27/27 144A	483,516
400,000	HPCL-Mittal Energy Ltd. 5.25%, 04/28/27 Reg S	385,069
950,000	IDBI Bank Ltd/DIFC Dubai 4.25%, 11/30/20 Reg S	948,670
1,220,000	JSW Steel Ltd. 4.75%, 11/12/19 † Reg S	1,227,247
600,000	Syndicate Bank 3.88%, 12/04/19 Reg S	598,686
650,000	Tata Motors Ltd. 4.63%, 04/30/20 † Reg S	657,527
		4,903,265
Indonesia: 0.5%
500,000	ABM Investama Tbk PT 7.13%, 08/01/20 (c) 144A	491,672
360,000	Bukit Makmur Mandiri Utama PT 7.75%, 02/13/20 (c) 144A	377,145
320,000	Chandra Asri Petrochemical Tbk PT 4.95%, 11/08/21 (c) 144A	298,742
900,000	Saka Energi Indonesia PT 4.45%, 05/05/24 144A	872,727
		2,040,286
Ireland: 4.0%
500,000	Alfa Bank AO Via Alfa Bond Issuance Plc 7.50%, 09/26/19 144A	513,880
1,325,000	Alfa Bank OJSC 7.75%, 04/28/21 144A	1,428,953
750,000	Bank Otkritie Financial Corp. OJSC 10.00%, 12/17/19 Reg S	33,825
400,000	Borets Finance DAC 6.50%, 04/07/22 144A	404,000
	Credit Bank of Moscow Via CBOM Finance Plc
550,000	5.55%, 02/14/23 144A	514,063
350,000	5.88%, 11/07/21 144A	341,634

See Notes to Financial Statements

37

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Ireland: (continued)
$500,000	EDC Finance Ltd. 4.88%, 04/17/20 144A	$498,313
800,000	Eurochem Finance DAC 3.95%, 07/05/21 144A	772,560
300,000	EuroChem Mineral & Chemical Co OJSC Via EuroChem Global Investments Ltd 3.80%, 04/12/20 144A	292,627
400,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/22 144A	406,430
200,000	Gazprombank OJSC 7.25%, 05/03/19 Reg S	203,250
900,000	Gazprombank OJSC Via GPB Eurobond Finance PLC 4.96%, 09/05/19 Reg S	904,806
	GTLK Europe DAC
400,000	5.13%, 05/31/24 Reg S	382,860
600,000	5.95%, 07/19/21 Reg S	604,377
600,000	Hacienda Investments Ltd Via DME Airport DAC 5.08%, 02/15/23 Reg S	589,800
400,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/22 144A	407,535
	Metalloinvest Finance DAC
800,000	4.85%, 05/02/24 144A	751,426
400,000	5.63%, 04/17/20 144A	401,768
750,000	Mobile Telesystems OJSC 5.00%, 05/30/23 144A	745,949
200,000	MTS International Funding Ltd. 8.63%, 06/22/20 144A	216,088
2,125,000	Rosneft Oil Co. 4.20%, 03/06/22 144A	2,083,276
	Rusal Capital DAC
500,000	4.85%, 02/01/23 # § 144A	160,000
700,000	5.13%, 02/02/22 # § 144A	224,000
500,000	5.30%, 05/03/23 # § 144A	160,000
900,000	SCF Capital Ltd. 5.38%, 06/16/23 144A	890,163
500,000	Sibur Securities DAC 4.13%, 10/05/23 144A	479,014
450,000	Vimpel Communications OJSC 7.75%, 02/02/21 144A	481,262
		14,891,859
Kazakhstan: 2.5%
500,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/21 144A	544,195
1,000,000	Kazkommertsbank JSC 5.50%, 05/31/18 (c) 144A	999,590
	KazMunayGas National Co. JSC
300,000	3.88%, 04/19/22 144A	297,198
700,000	4.40%, 04/30/23 144A	697,816
1,000,000	4.75%, 04/19/27 144A	987,172
800,000	5.75%, 04/30/43 144A	855,400
1,300,000	5.75%, 04/19/47 144A	1,247,090
1,550,000	6.38%, 04/09/21 144A	1,666,273
1,800,000	7.00%, 05/05/20 144A	1,926,774
		9,221,508
Principal
Amount		Value

Luxembourg: 6.8%
$650,000	Adecoagro SA 6.00%, 09/21/22 (c) 144A	$602,875
1,100,000	ALROSA Finance SA 7.75%, 11/03/20 144A	1,185,939
1,260,000	Consolidated Energy Finance SA 6.75%, 05/31/18 (c) 144A	1,284,759
500,000	Cosan Luxembourg SA 7.00%, 01/20/22 (c) † 144A	525,850
916,000	CSN Resources SA 6.50%, 07/21/20 † 144A	895,390
	Evraz Group SA
1,875,000	5.38%, 03/20/23 144A	1,845,937
250,000	6.50%, 04/22/20 144A	254,975
600,000	8.25%, 01/28/21 Reg S	639,780
400,000	Hidrovias International Finance SARL 5.95%, 01/24/22 (c) 144A	391,500
200,000	JSL Europe SA 7.75%, 07/26/21 (c) † 144A	202,000
600,000	Kernel Holding SA 8.75%, 01/31/22 144A	619,260
500,000	Klabin Finance SA 4.88%, 09/19/27 144A	480,625
550,000	MHP Lux SA 6.95%, 04/03/26 144A	537,763
525,000	MHP SE 7.75%, 05/10/24 144A	543,853
1,060,000	Minerva Luxembourg SA 6.50%, 09/20/21 (c) 144A	1,005,675
	Offshore Drilling Holding SA
400,000	8.38%, 05/30/18 (c) Reg S	202,000
590,000	8.38%, 05/31/18 (c) 144A	297,950
1,600,000	Puma International Financing SA 5.00%, 01/24/21 (c) † 144A	1,507,374
300,424	QGOG Constellation SA 9.50% 11/09/21 (c) 144A	148,710
550,000	Rosneft Finance SA 7.25%, 02/02/20 144A	572,842
700,000	Rumo Luxembourg Sarl 7.38%, 02/09/21 (c) 144A	744,800
	Sberbank of Russia
2,120,000	5.13%, 10/29/22 144A	2,107,513
700,000	5.18%, 06/28/19 Reg S	708,746
1,650,000	6.13%, 02/07/22 144A	1,723,793
1,375,000	Sberbank of Russia Via SB Capital SA 5.72%, 06/16/21 Reg S	1,416,937
550,000	Sistema JSFC 6.95%, 05/17/19 144A	555,787
400,000	TMK OAO 6.75%, 04/03/20 144A	397,480
400,000	Topaz Marine SA 9.13%, 07/26/19 (c) 144A	415,792
500,000	Ultrapar International SA 5.25%, 10/06/26 144A	496,100
500,000	Vm Holding SA 5.38%, 02/04/27 (c) 144A	502,500
800,000	VTB Bank OJSC Via VTB Capital SA 6.55%, 10/13/20 144A	837,400
1,465,000	VTB Bank SA 6.95%, 10/17/22 144A	1,513,975
		25,165,880

See Notes to Financial Statements

38

Principal
Amount		Value

Malaysia: 0.1%
$500,000	Press Metal Labuan Ltd. 4.80%, 10/30/20 (c) Reg S	$478,900
Marshall Islands: 0.1%
440,000	Navios South American Logistics, Inc. 7.25%, 05/31/18 (c) 144A	424,600
Mauritius: 1.4%
590,000	Azure Power Energy Ltd. 5.50%, 08/03/20 (c) 144A	578,938
700,000	Greenko Investment Co. 4.88%, 08/16/19 (c) 144A	663,207
500,000	HT Global IT Solutions Holdings Ltd. 7.00%, 07/14/18 (c) 144A	516,389
650,000	HTA Group Ltd./Mauritius 9.13%, 03/08/19 (c) 144A	683,313
	MTN Mauritius Investments Ltd.
1,000,000	4.76%, 11/11/24 144A	964,102
500,000	5.37%, 02/13/22 144A	507,500
600,000	6.50%, 10/13/26 144A	637,957
700,000	Neerg Energy Ltd. 6.00%, 02/13/20 (c) 144A	689,229
		5,240,635
Mexico: 3.9%
700,000	Axtel SAB de CV 6.38%, 11/14/20 (c) † 144A	700,000
600,000	Banco Mercantil del Norte SA/Grand Cayman 5.75% (US Treasury Yield Curve Rate T 5 Year+4.45%), 10/04/26 (c) 144A	579,750
	BBVA Bancomer SA
1,000,000	5.13% (US Treasury Yield Curve Rate T 5 Year+2.65%), 01/18/28 (c) 144A	948,750
1,270,000	7.25%, 04/22/20 144A	1,337,183
	Cemex SAB de CV
2,400,000	5.70%, 01/11/20 (c) † 144A	2,433,600
900,000	7.75%, 04/16/21 (c) † 144A	989,100
571,000	Controladora Mabe SA de CV 7.88%, 10/28/19 Reg S	604,575
700,000	Credito Real SAB de CV 7.25%, 07/20/20 (c) 144A	721,910
500,000	Cydsa SAB de CV 6.25%, 10/04/22 (c) 144A	483,125
560,000	Elementia SAB de CV 5.50%, 01/15/20 (c) 144A	555,800
600,000	Grupo Bimbo SAB de CV 5.95% (US Treasury Yield Curve Rate T 5 Year+3.28%), 04/17/23 (c) 144A	603,540
500,000	Grupo Idesa SA de CV 7.88%, 05/31/18 (c) 144A	483,750
585,000	Grupo KUO SAB De CV 5.75%, 07/07/22 (c) 144A	573,598
550,000	Grupo Posadas SAB de CV 7.88%, 06/30/19 (c) 144A	574,750
500,000	Metalsa SA de CV 4.90%, 04/24/23 144A	493,750
600,000	Nemak SAB de CV 4.75%, 01/23/21 (c) 144A	589,500
Principal
Amount		Value

Mexico: (continued)
$460,000	TV Azteca SAB de CV 8.25%, 08/09/21 (c) Reg S	$473,800
1,120,000	Unifin Financiera SA de CV 7.25%, 09/27/20 (c) 144A	1,136,128
400,000	Unifin Financiera SAB de CV SOFOM ENR 7.00%, 07/15/21 (c) 144A	390,500
		14,673,109
Mongolia: 0.1%
500,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/20 144A	534,983
Multi-country: 0.0%
100,000	JBS USA LUX SA / JBS USA Finance, Inc. 5.88%, 07/15/19 (c) 144A	97,375
Netherlands: 8.8%
470,000	Ajecorp BV 6.50%, 05/31/18 (c) 144A	425,350
350,000	Cimpor Financial Operations BV 5.75%, 07/17/19 (c) † 144A	329,438
575,000	EA Partners I BV 6.88%, 09/28/20 † Reg S	424,145
475,000	First Bank of Nigeria Ltd. 8.00% (USD Swap Semi 30/360 2 Year+6.49%), 07/23/19 (c) 144A	470,497
1,200,000	Greenko Dutch BV 5.25%, 07/24/20 (c) † 144A	1,161,000
	GTH Finance BV
700,000	6.25%, 01/26/20 (c) 144A	712,194
450,000	7.25%, 01/26/23 (c) 144A	474,390
1,010,000	IHS Netherlands Holdco BV 9.50%, 10/27/18 (c) 144A	1,046,570
1,055,000	Indo Energy Finance II BV 6.38%, 05/31/18 (c) 144A	1,041,347
1,200,000	Kazakhstan Temir Zholy Finance BV 6.95%, 07/10/42 144A	1,315,369
800,000	Listrindo Capital BV 4.95%, 09/14/21 (c) 144A	758,000
1,475,000	Marfrig Holding Europe BV 8.00%, 06/08/19 (c) 144A	1,497,125
	Metinvest BV
850,000	7.75%, 01/23/23 (c) 144A	829,685
900,000	8.50%, 01/23/26 (c) 144A	868,815
1,300,000	Nostrum Oil & Gas Finance BV 8.00%, 07/25/19 (c) 144A	1,329,021
	Petrobras Global Finance BV
1,280,000	4.38%, 05/20/23	1,251,200
1,255,000	5.30%, 01/27/25 144A	1,234,920
600,000	6.00%, 01/27/28 144A	585,360
1,450,000	6.25%, 03/17/24	1,529,025
850,000	7.38%, 01/17/27	912,900
	Teva Pharmaceutical Finance Netherlands III BV
1,550,000	1.70%, 07/19/19	1,506,306
2,100,000	2.20%, 07/21/21	1,895,928
2,550,000	2.80%, 07/21/23 †	2,137,219
2,925,000	3.15%, 10/01/26	2,333,163
1,350,000	4.10%, 10/01/46	999,516
200,000	6.75%, 03/01/28 † 144A	197,701

See Notes to Financial Statements

39

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Netherlands: (continued)
	VEON Holdings BV
$600,000	3.95%, 03/16/21 (c) 144A	$576,000
1,000,000	4.95%, 03/16/24 (c) 144A	951,290
1,500,000	5.95%, 02/13/23 144A	1,530,000
400,000	7.50%, 03/01/22 144A	427,400
1,775,000	VTR Finance BV 6.88%, 01/15/19 (c) 144A	1,839,805
		32,590,679
Nigeria: 0.7%
800,000	Access Bank Plc 10.50%, 10/19/21 144A	896,240
400,000	Fidelity Bank Plc 10.50%, 10/16/22 144A	408,538
600,000	United Bank for Africa Plc 7.75%, 06/08/22 144A	620,556
600,000	Zenith Bank Plc 7.38%, 05/30/22 144A	619,830
		2,545,164
Oman: 0.1%
400,000	Bank Muscat SAOG 3.75%, 05/03/21 Reg S	392,400
Panama: 0.4%
375,000	AES El Salvador Trust II 6.75%, 05/31/18 (c) 144A	365,513
500,000	AES Panama SRL 6.00%, 06/25/19 (c) 144A	518,125
650,000	Avianca Holdings SA 8.38%, 05/31/18 (c) 144A	664,625
		1,548,263
Paraguay: 0.1%
400,000	Telefonica Celular del Paraguay SA 6.75%, 05/31/18 (c) 144A	410,476
Peru: 1.0%
500,000	Cia Minera Milpo SAA 4.63%, 03/28/23 144A	503,750
500,000	Minsur SA 6.25%, 02/07/24 144A	530,625
800,000	Orazul Energy Egenor S. en C. por A. 5.63%, 04/28/22 (c) 144A	754,000
400,000	SAN Miguel Industrias Pet SA 4.50%, 09/18/20 (c) 144A	397,000
700,000	Union Andina de Cementos SAA 5.88%, 10/30/18 (c) 144A	724,500
730,000	Volcan Cia Minera SAA 5.38%, 02/02/22 144A	755,002
		3,664,877
Philippines: 0.1%
300,000	Security Bank Corp. 3.95%, 02/03/20 Reg S	301,752
Russia: 0.2%
	Global Ports Finance Plc
500,000	6.50%, 09/22/23 144A	504,870
200,000	6.87%, 01/25/22 144A	202,944
		707,814
Principal
Amount		Value

Saudi Arabia: 0.4%
	Dar Al-Arkan Sukuk Co. Ltd.
$1,200,000	6.50%, 05/28/19 Reg S	$1,220,201
400,000	6.88%, 04/10/22 Reg S	393,560
		1,613,761
Singapore: 2.4%
200,000	ABJA Investment Co Pte Ltd. 5.45%, 01/24/28 Reg S	181,623
	ABJA Investment Co. Pte Ltd.
350,000	4.85%, 01/31/20 † Reg S	354,288
2,545,000	5.95%, 07/31/24 Reg S	2,553,780
400,000	APL Realty Holdings Pte Ltd. 5.95%, 06/02/21 (c) Reg S	354,004
111,000	Bakrie Telecom Pte Ltd. 11.50%, 05/07/15 (c) (d) (e) * Reg S	3,053
300,000	Geo Coal International Pte Ltd. 8.00%, 10/04/20 (c) 144A	289,381
550,000	Golden Legacy Pte Ltd. 8.25%, 06/07/19 (c) 144A	578,970
300,000	Indika Energy Capital III Pte Ltd. 5.88%, 11/09/21 (c) 144A	283,320
300,000	Jubilant Pharma Ltd. 4.88%, 10/06/19 (c) Reg S	293,140
600,000	Marble II Pte Ltd. 5.30%, 06/20/19 (c) 144A	593,752
1,200,000	Medco Platinum Road Pte Ltd. 6.75%, 01/30/22 (c) 144A	1,152,812
400,000	SSMS Plantation Holdings Pte Ltd. 7.75%, 01/23/21 (c) Reg S	390,832
600,000	STATS ChipPAC Ltd. 8.50%, 11/24/18 (c) 144A	638,280
400,000	TBG Global Pte Ltd. 5.25%, 02/10/19 (c) Reg S	398,342
900,000	Theta Capital Pte Ltd. 7.00%, 05/30/18 (c) Reg S	845,550
		8,911,127
South Africa: 1.9%
	Eskom Holdings SOC Ltd.
1,955,000	5.75%, 01/26/21 144A	1,953,313
1,380,000	6.75%, 08/06/23 144A	1,400,024
1,440,000	7.13%, 02/11/25 † 144A	1,475,129
1,000,000	FirstRand Bank Ltd. 4.25%, 04/30/20 Reg S	1,008,955
1,300,000	Transnet SOC Ltd. 4.00%, 07/26/22 144A	1,264,295
		7,101,716
South Korea: 0.5%
300,000	SK E&S Co. Ltd. 4.88% (US Treasury Yield Curve Rate T 5 Year+3.23%), 11/26/19 (c) 144A	298,500
	Woori Bank Co. Ltd.
750,000	4.75%, 04/30/24 144A	759,175
900,000	5.00% (US Treasury Yield Curve Rate T 5 Year+3.33%), 06/10/20 (c) 144A	898,883
		1,956,558

See Notes to Financial Statements

40

Principal
Amount		Value

Thailand: 0.5%
$880,000	Krung Thai Bank PCL 5.20% (US Treasury Yield Curve Rate T 5 Year+3.54%), 12/26/19 (c) Reg S	$894,093
1,075,000	PTTEP Treasury Center Co. Ltd. 4.60% (US Treasury Yield Curve Rate T 5 Year+2.72%), 07/17/22 (c) 144A	1,054,180
		1,948,273
Turkey: 9.3%
	Akbank TAS
1,005,000	4.00%, 01/24/20 144A	999,824
700,000	5.00%, 10/24/22 144A	688,638
725,000	5.13%, 03/31/25 144A	688,864
500,000	Albaraka Turk Katilim Bankasi AS 6.25%, 06/30/19 Reg S	500,608
500,000	Alternatifbank AS 8.75% (USD Swap Semi 30/360 5 Year+7.83%), 04/16/21 (c) Reg S	510,475
320,000	Anadolu Efes Biracilik Ve Malt Sanayii AS 3.38%, 11/01/22 144A	304,362
800,000	Arcelik AS 5.00%, 04/03/23 144A	771,272
	Finansbank AS
1,000,000	4.88%, 05/19/22 144A	959,657
600,000	6.25%, 04/30/19 144A	610,666
	KOC Holding AS
700,000	3.50%, 04/24/20 144A	691,908
700,000	5.25%, 12/15/22 (c) 144A	706,859
400,000	Mersin Uluslararasi Liman Isletmeciligi AS 5.88%, 08/12/18 (c) 144A	407,098
300,000	Petkim Petrokimya Holding AS 5.88%, 01/26/21 (c) 144A	288,096
	TC Ziraat Bankasi AS
740,000	4.25%, 07/03/19 144A	738,128
800,000	4.75%, 04/29/21 144A	782,983
1,200,000	5.13%, 05/03/22 144A	1,170,476
900,000	Tupras Turkiye Petrol Rafinerileri AS 4.50%, 07/20/24 (c) 144A	854,719
	Turkiye Garanti Bankasi AS
1,300,000	4.75%, 10/17/19 144A	1,309,053
1,400,000	5.25%, 09/13/22 144A	1,388,989
1,000,000	5.88%, 03/16/23 144A	1,005,478
	Turkiye Halk Bankasi AS
2,075,000	3.88%, 02/05/20 144A	1,947,788
200,000	5.00%, 07/13/21 144A	190,233
	Turkiye Is Bankasi AS
2,480,000	5.00%, 04/30/20 144A	2,472,213
3,185,000	6.00%, 10/24/22 144A	3,107,891
1,200,000	6.13%, 04/25/24 144A	1,167,445
	Turkiye Sinai Kalkinma Bankasi AS
1,600,000	5.13%, 04/22/20 Reg S	1,593,370
400,000	7.63% (USD Swap Semi 30/360 5 Year+5.54%), 03/29/22 (c) Reg S	400,085
	Turkiye Sise ve Cam Fabrikalari AS
200,000	4.25%, 05/09/20 Reg S	199,873
400,000	4.25%, 05/09/20 144A	399,747
Principal
Amount		Value

Turkey: (continued)
	Turkiye Vakiflar Bankasi TAO
$800,000	5.75%, 01/30/23 144A	$777,439
800,000	6.00%, 11/01/22 144A	777,246
1,495,000	8.00% (USD Swap Semi 30/360 5 Year+5.84%), 11/01/22 (c) 144A	1,526,425
	Yapi ve Kredi Bankasi AS
3,480,000	5.50%, 12/06/22 144A	3,348,432
1,200,000	5.85%, 06/21/24 144A	1,154,561
		34,440,901
United Arab Emirates: 0.2%
800,000	First Abu Dhabi Bank PJSC 5.25% (USD Swap Semi 30/360 5 Year+3.35%), 06/17/20 (c) Reg S	806,440
United Kingdom: 4.7%
	AngloGold Ashanti Holdings Plc
985,000	5.13%, 08/01/22 †	1,011,037
790,000	5.38%, 04/15/20	811,606
380,000	6.50%, 04/15/40	396,150
1,517,062	DTEK Finance Plc 10.75% 05/31/18 (c)	1,614,912
600,000	Hikma Pharmaceuticals Plc 4.25%, 04/10/20 Reg S	597,048
800,000	Liquid Telecommunications Financing Plc 8.50%, 07/13/20 (c) 144A	844,174
720,000	Oschadbank 9.38%, 03/10/23 (s) 144A	746,748
800,000	Petra Diamonds US Treasury Plc 7.25%, 05/01/19 (c) 144A	801,600
	Polyus Finance Plc
350,000	4.70%, 03/28/22 144A	330,721
350,000	4.70%, 01/29/24 144A	321,164
1,000,000	5.25%, 02/07/23 144A	956,500
900,000	Polyus Gold International Ltd. 5.63%, 04/29/20 144A	899,685
1,400,000	Sasol Financing International Ltd. 4.50%, 11/14/22	1,393,420
1,600,000	Tullow Oil Plc 6.25%, 05/11/18 (c) 144A	1,626,000
700,000	Ukraine Railways 9.88%, 09/15/21 144A	732,355
	Vedanta Resources Plc
2,100,000	6.13%, 08/09/21 (c) 144A	2,025,614
1,710,000	8.25%, 06/07/21 144A	1,840,473
400,000	West China Cement Ltd. 6.50%, 05/30/18 (c) Reg S	408,221
		17,357,428
United States: 2.4%
1,370,000	Cemex Finance LLC 6.00%, 04/01/19 (c) 144A	1,411,785
2,600,000	DAE Funding LLC 5.00%, 08/01/20 (c) 144A	2,512,380
	JBS USA LLC
1,150,000	5.75%, 06/15/20 (c) 144A	1,086,405
885,000	7.25%, 06/01/18 (c) 144A	896,062
613,182	Rio Oil Finance Trust 9.25%, 07/06/24 144A	675,267
1,200,000	Stillwater Mining Co. 7.13%, 06/27/21 (c) † 144A	1,220,220

See Notes to Financial Statements

41

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

United States: (continued)
$575,000	Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36 †	$540,550
500,000	Teva Pharmaceutical Finance IV LLC 2.25%, 03/18/20 †	477,730
		8,820,399
Total Corporate Bonds (Cost: $346,315,971)		339,510,066
GOVERNMENT OBLIGATIONS: 7.1%
Argentina: 4.4%
	City of Buenos Aires
1,075,000	7.50%, 06/01/27 144A	1,110,840
755,000	8.95%, 02/19/21 144A	807,707
450,000	Province of Salta 9.13%, 07/07/24 144A	467,208
	Provincia de Buenos Aires
2,450,000	7.88%, 06/15/27 144A	2,492,875
2,475,000	9.13%, 03/16/24 144A	2,753,437
2,155,000	9.95%, 06/09/21 144A	2,396,769
355,000	10.88%, 01/26/21 144A	389,613
810,000	10.88%, 01/26/21 Reg S	888,975
400,000	Provincia de Chubut 7.75%, 07/26/26 144A	376,000
	Provincia de Cordoba
1,275,000	7.13%, 06/10/21 144A	1,332,056
600,000	7.13%, 08/01/27 144A	581,844
650,000	Provincia de Entre Rios 8.75%, 02/08/25 144A	653,900
350,000	Provincia de la Rioja 9.75%, 02/24/25 144A	361,260
700,000	Provincia de Mendoza 8.38%, 05/19/24 144A	741,615
900,000	Provincia de Neuquen 8.63%, 05/12/28 144A	949,725
		16,303,824
Azerbaijan: 0.5%
1,670,000	State Oil Co. of the Azerbaijan Republic 4.75%, 03/13/23 Reg S	1,668,831
Cayman Islands: 0.2%
700,000	Brazil Minas SPE 5.33%, 02/15/28 144A	698,250
Costa Rica: 0.3%
	Instituto Costarricense de Electricidad
300,000	6.38%, 05/15/43 144A	259,875
900,000	6.95%, 11/10/21 144A	961,650
		1,221,525
India: 0.1%
500,000	Union Bank of India HK 4.50%, 10/28/19 Reg S	504,523
Kazakhstan: 0.3%
1,200,000	KazAgro National Management Holding JSC 4.63%, 05/24/23 144A	1,177,140
Trinidad and Tobago: 0.3%
	Petroleum Co. of Trinidad & Tobago Ltd.
391,875	6.00%, 05/08/22 144A	394,716
300,000	9.75%, 08/14/19 Reg S	317,250
305,000	9.75%, 08/14/19 144A	322,538
		1,034,504
Principal
Amount		Value

Turkey: 0.5%
	Export Credit Bank of Turkey
$600,000	4.25%, 09/18/22 144A	$568,500
600,000	5.38%, 10/24/23 144A	588,348
150,000	5.88%, 04/24/19 Reg S	152,316
700,000	5.88%, 04/24/19 144A	710,807
		2,019,971
Ukraine: 0.5%
1,665,000	Ukreximbank 9.75%, 01/22/25 144A	1,748,250
Total Government Obligations (Cost: $26,218,693)		26,376,818

Number
of Shares
MONEY MARKET FUND: 1.9% (Cost: $7,023,931)
7,023,931	Dreyfus Government Cash Management Fund – Institutional Shares	7,023,931
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $379,558,595)		372,910,815

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.5%
Repurchase Agreements: 7.5%
$6,589,892	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $6,590,207; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $6,721,690 including accrued interest)	6,589,892
6,589,892	Repurchase agreement dated 4/30/18 with Daiwa Capital Markets America, Inc., 1.72%, due 5/1/18, proceeds $6,590,207; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 5/15/18 to 12/1/51, valued at $6,721,690 including accrued interest)	6,589,892
6,589,892	Repurchase agreement dated 4/30/18 with Deutsche Bank Securities, Inc., 1.73%, due 5/1/18, proceeds $6,590,209; (collateralized by various U.S. government and agency obligations, 2.50% to 5.66%, due 6/20/27 to 4/20/48, valued at $6,721,690 including accrued interest)	6,589,892

See Notes to Financial Statements

42

Principal
Amount		Value

Repurchase Agreements: (continued)
$1,357,024	Repurchase agreement dated 4/30/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.71%, due 5/1/18, proceeds $1,357,088; (collateralized by various U.S. government and agency obligations, 0.63% to 3.00%, due 4/15/23 to 2/15/48, valued at $1,384,165 including accrued interest)	$1,357,024
6,589,892	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $6,590,211; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $6,721,690 including accrued interest)	6,589,892
Total Short-Term Investments Held As Collateral For Securities On Loan (Cost: $27,716,592)		27,716,592
Total Investments: 107.8% (Cost: $407,275,187)		400,627,407
Liabilities in excess of other assets: (7.8)%		(28,949,297)
NET ASSETS: 100.0%		$371,678,110

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(e)	Security in default of principal
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $26,706,642.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $544,000 which represents 0.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $827,900 which represents 0.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $261,853,036, or 70.5% of net assets.

See Notes to Financial Statements

43

VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	10.9%	$40,815,852
Communications	6.5	24,251,663
Consumer, Cyclical	4.5	16,819,065
Consumer, Non-cyclical	7.4	27,686,955
Diversified	1.2	4,285,292
Energy	13.7	51,040,589
Financial	36.1	134,433,479
Government	7.1	26,376,818
Industrial	5.8	21,747,242
Technology	0.3	1,232,032
Utilities	4.6	17,197,897
Money Market Fund	1.9	7,023,931
	100.0%	$372,910,815

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$16,627,975	$—	$16,627,975
Austria	—	714,007	—	714,007
Azerbaijan	—	3,876,110	—	3,876,110
Bahrain	—	1,628,618	—	1,628,618
Bangladesh	—	305,250	—	305,250
Bermuda	—	9,233,192	—	9,233,192
Brazil	—	18,028,003	—	18,028,003
British Virgin Islands	—	18,461,911	—	18,461,911
Canada	—	7,084,382	—	7,084,382
Cayman Islands	—	33,682,056	—	33,682,056
Chile	—	2,736,883	—	2,736,883
China / Hong Kong	—	11,723,303	—	11,723,303
Colombia	—	6,914,499	—	6,914,499
Costa Rica	—	1,322,387	—	1,322,387
Croatia	—	706,919	—	706,919
Curacao	—	898,819	—	898,819
Dominican Republic	—	846,500	—	846,500
Ecuador	—	748,000	—	748,000
Georgia	—	1,180,824	—	1,180,824
India	—	4,903,265	—	4,903,265
Indonesia	—	2,040,286	—	2,040,286
Ireland	—	14,891,859	—	14,891,859
Kazakhstan	—	9,221,508	—	9,221,508
Luxembourg	—	25,165,880	—	25,165,880
Malaysia	—	478,900	—	478,900
Marshall Islands	—	424,600	—	424,600
Mauritius	—	5,240,635	—	5,240,635
Mexico	—	14,673,109	—	14,673,109
Mongolia	—	534,983	—	534,983
multi-country	—	97,375	—	97,375
Netherlands	—	32,590,679	—	32,590,679
Nigeria	—	2,545,164	—	2,545,164
Oman	—	392,400	—	392,400
Panama	—	1,548,263	—	1,548,263
Paraguay	—	410,476	—	410,476
Peru	—	3,664,877	—	3,664,877
Philippines	—	301,752	—	301,752
Russia	—	707,814	—	707,814

See Notes to Financial Statements

44

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds (continued)
Saudi Arabia	$—	$1,613,761	$—	$1,613,761
Singapore	—	8,911,127	—	8,911,127
South Africa	—	7,101,716	—	7,101,716
South Korea	—	1,956,558	—	1,956,558
Thailand	—	1,948,273	—	1,948,273
Turkey	—	34,440,901	—	34,440,901
United Arab Emirates	—	806,440	—	806,440
United Kingdom	—	17,357,428	—	17,357,428
United States	—	8,820,399	—	8,820,399
Government Obligations*	—	26,376,818	—	26,376,818
Money Market Funds	7,023,931	—	—	7,023,931
Repurchase Agreements	—	27,716,592	—	27,716,592
Total	$7,023,931	$393,603,476	$—	$400,627,407

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

45

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal
Amount		Value

CORPORATE BONDS: 98.2%
Bermuda: 2.0%
$1,035,000	Weatherford Bermuda Ltd. 9.88%, 03/01/39 †	$998,775
	Weatherford International Ltd.
5,931,000	4.50%, 01/15/22 (c) †	5,278,590
3,893,000	5.13%, 09/15/20	3,834,605
3,145,000	5.95%, 10/17/41 (c) †	2,295,850
3,930,000	6.50%, 08/01/36	3,006,450
7,899,000	6.75%, 09/15/40	6,082,230
3,366,000	7.00%, 03/15/38 †	2,659,140
		24,155,640
Canada: 3.9%
	Bombardier, Inc.
400,000	6.00%, 05/30/18 (c) Reg S	400,000
1,900,000	7.45%, 05/01/34 144A	1,928,500
9,200,000	Enbridge, Inc. 5.50% (ICE LIBOR USD 3 Month+3.42%), 07/15/27 (c)	8,579,000
	Teck Resources Ltd.
5,868,000	3.75%, 11/01/22 (c) †	5,706,630
6,279,000	4.75%, 10/15/21 (c)	6,400,687
3,870,000	5.20%, 09/01/41 (c)	3,647,475
3,321,000	5.40%, 08/01/42 (c)	3,196,463
4,599,000	6.00%, 02/15/40 (c)	4,817,452
5,512,000	6.13%, 10/01/35	5,884,060
7,355,000	6.25%, 01/15/41 (c)	7,833,075
		48,393,342
Cayman Islands: 3.4%
	Noble Holding International Ltd.
4,600,000	5.25%, 03/15/42	3,059,000
3,644,000	6.05%, 03/01/41 †	2,550,800
3,673,000	6.20%, 08/01/40	2,607,830
4,215,000	7.95%, 01/01/25 (c) †	3,793,500
3,663,000	8.95%, 10/01/44 (c) †	3,159,338
	Transocean, Inc.
4,530,000	5.80%, 07/15/22 (c) (s)	4,462,050
2,480,000	6.50%, 11/15/20 †	2,573,025
9,555,000	6.80%, 03/15/38 †	8,073,975
5,224,000	7.50%, 04/15/31 †	4,858,320
3,051,000	8.38%, 12/15/21 (s) †	3,287,453
2,865,000	9.35%, 12/15/41	2,879,325
		41,304,616
Finland: 1.1%
	Nokia OYJ
5,409,000	5.38%, 05/15/19	5,537,734
4,579,000	6.63%, 05/15/39	4,796,502
2,725,000	Stora Enso OYJ 7.25%, 04/15/36 144A	3,317,688
		13,651,924
France: 0.4%
4,185,000	BPCE SA 12.50% (ICE LIBOR USD 3 Month+12.98%), 09/30/19 (c) 144A	4,681,969
Principal
Amount		Value

Germany: 2.2%
	Deutsche Bank AG
$13,879,000	4.30% (USD Swap Semi 30/360 5 Year+2.25%), 05/24/23 (c)	$13,245,169
13,786,000	4.50%, 04/01/25 †	13,370,081
		26,615,250
Ireland: 0.3%
2,786,000	Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25	3,357,130
Italy: 1.5%
18,402,000	Intesa Sanpaolo SPA 5.02%, 06/26/24 144A	18,029,491
Luxembourg: 7.2%
	ArcelorMittal
5,818,000	5.50%, 08/05/20 (s) †	6,057,992
7,045,000	5.75%, 03/01/21 (s) †	7,397,250
6,135,000	6.50%, 02/25/22 (s)	6,641,137
5,773,000	7.00%, 03/01/41 (s)	6,667,815
10,293,000	7.25%, 10/15/39 (s)	12,248,670
	Telecom Italia Capital
9,168,000	6.00%, 09/30/34	9,534,720
9,368,000	6.38%, 11/15/33	10,228,919
7,043,000	7.18%, 06/18/19	7,333,524
9,149,000	7.20%, 07/18/36	10,544,222
9,216,000	7.72%, 06/04/38	11,151,360
		87,805,609
Netherlands: 0.4%
4,684,000	CNH Industrial NV 3.85%, 08/15/27 (c)	4,479,126
Sweden: 0.7%
9,196,000	Ericsson LM 4.13%, 05/15/22	9,111,737
United Kingdom: 5.2%
5,341,000	Barclays Bank Plc 6.28% (ICE LIBOR USD 3 Month+1.55%), 12/15/34 (c)	5,868,397
	Ensco Plc
5,764,000	4.50%, 07/01/24 (c) †	4,712,070
6,154,000	5.20%, 12/15/24 (c) †	5,084,742
9,212,000	5.75%, 04/01/44 (c)	6,436,885
	Lloyds Banking Group Plc
3,485,000	6.41% (ICE LIBOR USD 3 Month+1.50%), 10/01/35 (c) 144A	3,755,088
3,989,000	6.66% (ICE LIBOR USD 3 Month+1.27%), 05/21/37 (c) 144A	4,328,065
7,017,000	Royal Bank of Scotland Group Plc 7.65% (ICE LIBOR USD 3 Month+2.50%), 09/30/31 (c)	8,841,420
3,764,000	Signet UK Finance Plc 4.70%, 03/15/24 (c) †	3,586,383
6,905,000	Standard Chartered Plc 7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (c) † 144A	7,828,544
7,774,000	Tesco Plc 6.15%, 11/15/37 144A	8,346,042
4,286,000	Virgin Media Secured Finance Plc 5.25%, 01/15/21	4,398,508
		63,186,144

See Notes to Financial Statements

46

Principal
Amount		Value

United States: 69.9%
	ADT Corp.
$9,206,000	3.50%, 07/15/22	$8,647,886
6,442,000	4.13%, 06/15/23	6,055,480
	Allegheny Technologies, Inc.
4,595,000	5.95%, 10/15/20 (c)	4,686,900
4,617,000	7.88%, 05/15/23 (c) (s)	5,020,064
4,732,000	Ally Financial, Inc. 8.00%, 11/01/31	5,761,210
3,100,000	Apollo Investment Corp. 5.25%, 03/03/25	2,949,323
	Arconic, Inc.
11,401,000	5.40%, 01/15/21 (c)	11,785,784
5,733,000	5.87%, 02/23/22	5,998,151
5,664,000	5.90%, 02/01/27	5,879,940
5,807,000	5.95%, 02/01/37	5,892,305
9,265,000	6.15%, 08/15/20	9,739,831
2,997,000	6.75%, 01/15/28	3,270,476
	Avon Products, Inc.
3,681,000	6.60%, 03/15/20 (s) †	3,727,013
4,597,000	7.00%, 03/15/23 (s) †	4,229,240
	Carpenter Technology Corp.
2,782,000	4.45%, 12/01/22 (c)	2,779,440
2,003,000	5.20%, 04/15/21 (c)	2,064,822
	CBL & Associates LP
2,743,000	4.60%, 07/15/24 (c) †	2,183,304
4,190,000	5.25%, 09/01/23 (c) †	3,507,755
5,775,000	5.95%, 09/15/26 (c) †	4,634,262
	CDK Global, Inc.
2,370,000	3.80%, 09/15/19 (c)	2,385,050
4,567,000	5.00%, 07/15/24 (c)	4,646,922
	CenturyLink, Inc.
2,118,000	6.15%, 09/15/19 †	2,176,245
4,483,000	6.88%, 01/15/28	4,113,153
7,130,000	7.60%, 09/15/39	6,060,500
	CF Industries Holdings, Inc.
6,959,000	3.45%, 06/01/23	6,637,146
6,879,000	4.95%, 06/01/43	5,804,156
6,960,000	5.15%, 03/15/34	6,385,800
6,892,000	5.38%, 03/15/44	6,063,099
2,304,000	Choice Hotels International, Inc. 5.70%, 08/28/20	2,381,760
2,740,000	Cliffs Natural Resources, Inc. 6.25%, 10/01/40	2,301,600
	Continental Resources, Inc.
9,288,000	3.80%, 03/01/24 (c)	9,090,630
6,375,000	4.90%, 12/01/43 (c)	6,247,500
3,094,000	Crown Cork & Seal Co., Inc. 7.38%, 12/15/26	3,457,545
	DCP Midstream Operating LP
1,043,000	2.70%, 03/01/19 (c)	1,033,884
4,620,000	3.88%, 12/15/22 (c)	4,469,850
4,602,000	4.75%, 06/30/21 (c) 144A	4,665,277
3,551,000	4.95%, 01/01/22 (c)	3,613,143
5,994,000	5.35%, 03/15/20 144A	6,173,820
4,634,000	5.60%, 10/01/43 (c)	4,558,698
2,320,000	6.45%, 11/03/36 144A	2,484,576
3,976,000	6.75%, 09/15/37 144A	4,323,900
1,101,000	8.13%, 08/16/30	1,325,329
Principal
Amount		Value

United States: (continued)
	Dell, Inc.
$3,712,000	4.63%, 04/01/21	$3,772,320
2,463,000	5.40%, 09/10/40	2,241,330
5,411,000	5.88%, 06/15/19 †	5,553,039
3,649,000	6.50%, 04/15/38	3,594,265
2,795,000	7.10%, 04/15/28 †	3,067,513
	Diamond Offshore Drilling, Inc.
2,326,000	3.45%, 08/01/23 (c)	2,064,325
6,913,000	4.88%, 05/01/43 (c)	5,011,925
4,618,000	5.70%, 10/15/39	3,625,130
9,165,000	Dresdner Funding Trust I 8.15%, 06/30/29 (c) 144A	11,706,546
	Dun & Bradstreet Corp.
2,869,000	4.25%, 05/15/20 (c) †	2,871,104
2,568,000	4.63%, 09/01/22 (c)	2,556,898
	Edgewell Personal Care
5,524,000	4.70%, 05/19/21	5,496,932
4,671,000	4.70%, 05/24/22	4,575,712
13,723,000	Embarq Corp. 8.00%, 06/01/36	13,103,818
	EMC Corporation
18,546,000	2.65%, 06/01/20	18,077,668
9,207,000	3.38%, 03/01/23 (c)	8,599,688
3,639,000	Energen Corp. 4.63%, 06/01/21 (c)	3,629,903
	Freeport-McMoRan, Inc.
9,122,000	3.10%, 03/15/20	9,042,182
17,504,000	3.55%, 12/01/21 (c)	16,978,880
17,666,000	3.88%, 12/15/22 (c)	16,981,442
5,621,000	4.00%, 11/14/21	5,621,000
7,998,000	4.55%, 08/14/24 (c) †	7,758,060
6,922,000	5.40%, 05/14/34 (c)	6,420,155
17,207,000	5.45%, 09/15/42 (c)	15,744,405
8,721,000	Frontier Communications Corp. 9.00%, 08/15/31 †	5,385,217
2,713,000	Frontier Florida LLC 6.86%, 02/01/28	2,509,525
	Genworth Holdings, Inc.
3,767,000	4.80%, 02/15/24	2,994,765
3,817,000	4.90%, 08/15/23	3,053,600
2,806,000	6.50%, 06/15/34	2,146,590
3,614,000	7.20%, 02/15/21	3,424,265
6,926,000	7.63%, 09/24/21 †	6,545,070
3,547,000	7.70%, 06/15/20	3,467,193
2,769,000	Global Marine, Inc. 7.00%, 06/01/28 †	2,755,155
11,566,000	Goldman Sachs Capital I 6.35%, 02/15/34	13,534,697
2,750,000	H.B. Fuller Co. 4.00%, 11/15/26 (c)	2,530,000
2,675,000	HCA, Inc. 7.69%, 06/15/25	2,998,675
2,255,000	IFM US Colonial Pipeline 2 LLC 6.45%, 02/01/21 (c) 144A	2,400,654
	Ingram Micro, Inc.
2,757,000	5.00%, 02/10/22 (c) †	2,683,506
4,643,000	5.45%, 09/15/24 (c)	4,515,889
6,920,000	Invista Finance LLC 4.25%, 10/15/19 144A	6,963,250

See Notes to Financial Statements

47

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

United States: (continued)
	JC Penney Corp., Inc.
$3,531,000	6.38%, 10/15/36	$2,224,530
3,073,000	7.40%, 04/01/37 (p) †	2,043,545
4,531,000	7.63%, 03/01/97 †	2,922,495
	L Brands, Inc.
3,825,000	6.95%, 03/01/33	3,652,875
2,195,000	7.60%, 07/15/37 †	2,151,100
4,138,000	Leidos Holdings, Inc. 4.45%, 09/01/20 (c)	4,169,035
2,570,000	Leonardo US Holdings, Inc. 6.25%, 01/15/40 144A	2,839,850
3,134,000	Lexmark International, Inc. 7.13%, 03/15/20	2,500,243
	Mack-Cali Realty LP
2,543,000	3.15%, 02/15/23 (c)	2,295,337
2,671,000	4.50%, 01/18/22 (c)	2,596,572
3,700,000	Magellan Health, Inc. 4.40%, 07/22/24 (c)	3,639,916
	Mattel, Inc.
4,497,000	2.35%, 05/06/19	4,429,545
3,339,000	2.35%, 07/15/21 (c)	3,012,780
2,306,000	3.15%, 12/15/22 (c) †	1,977,395
2,300,000	4.35%, 10/01/20 †	2,271,250
2,793,000	5.45%, 05/01/41 (c)	2,276,295
2,321,000	6.20%, 10/01/40	1,978,653
2,445,000	MBIA, Inc. 6.40%, 05/31/18 (c)	2,365,538
2,405,000	McClatchy Co. 6.88%, 03/15/29 †	3,069,381
	MDC Holdings, Inc.
2,329,000	5.50%, 10/15/23 (c)	2,384,314
2,301,000	5.63%, 02/01/20	2,375,783
4,616,000	6.00%, 10/15/42 (c)	4,327,500
3,760,000	Midcontinent Express Pipeline LLC 6.70%, 09/15/19 144A	3,831,440
	Murphy Oil Corp.
5,067,000	4.00%, 03/01/22 (c)	4,965,660
5,880,000	4.45%, 09/01/22 (c)	5,755,050
3,988,000	5.88%, 06/01/42 (c)	3,629,080
915,000	7.05%, 05/01/29	976,763
	Nabors Industries, Inc.
6,432,000	4.63%, 09/15/21 †	6,319,440
6,449,000	5.00%, 09/15/20	6,529,612
3,240,000	5.10%, 06/15/23 (c)	3,094,200
	New Albertsons, Inc.
543,000	6.63%, 06/01/28	419,468
4,695,000	7.45%, 08/01/29	3,832,294
3,962,000	8.00%, 05/01/31 †	3,318,175
415,000	8.70%, 05/01/30 †	367,275
4,593,000	NGPL Pipeco LLC 7.77%, 12/15/37 144A	5,557,530
	NuStar Logistics, LP
2,116,000	4.75%, 11/01/21 (c)	2,063,100
4,343,000	4.80%, 09/01/20	4,343,000
3,787,000	Och-Ziff Finance Co. LLC 4.50%, 11/20/19 144A	3,871,829
	Owens & Minor, Inc.
2,525,000	3.88%, 09/15/21	2,478,794
2,530,000	4.38%, 09/15/24 (c)	2,501,258
Principal
Amount		Value

United States: (continued)
$2,551,000	Pactiv LLC 7.95%, 12/15/25	$2,837,988
	PulteGroup, Inc.
2,784,000	6.00%, 02/15/35	2,857,080
3,679,000	6.38%, 05/15/33	3,850,074
2,777,000	7.88%, 06/15/32	3,304,630
	Qwest Capital Funding, Inc.
1,371,000	6.88%, 07/15/28	1,254,465
3,121,000	7.75%, 02/15/31	2,879,123
	Qwest Corp.
8,955,000	6.75%, 12/01/21	9,650,289
8,325,000	6.88%, 05/31/18 (c)	7,914,305
2,667,000	7.13%, 05/31/18 (c) †	2,574,952
2,450,000	7.25%, 09/15/25	2,637,167
3,639,000	RBS Capital Trust II 6.43% (ICE LIBOR USD 3 Month+1.94%), 01/03/34 (c)	4,184,850
2,719,000	Rite Aid Corp. 7.70%, 02/15/27	2,379,125
	Rockies Express Pipeline
6,898,000	5.63%, 04/15/20 144A	7,176,058
6,071,000	6.88%, 04/15/40 144A	7,027,182
990,000	7.50%, 07/15/38 144A	1,200,375
	Rowan Cos, Inc.
3,831,000	4.75%, 10/15/23 (c)	3,315,731
5,853,000	4.88%, 03/01/22 (c)	5,443,290
3,512,000	5.40%, 06/01/42 (c)	2,546,200
3,436,000	5.85%, 07/15/43 (c)	2,559,820
	Safeway, Inc.
2,624,000	5.00%, 08/15/19	2,650,240
5,421,000	7.25%, 02/01/31	4,575,324
	SCANA Corporation
2,350,000	4.13%, 11/01/21 (c)	2,317,291
2,718,000	4.75%, 02/15/21 (c) †	2,755,090
2,325,000	6.25%, 04/01/20	2,413,344
	Sealed Air Corp.
1,572,000	4.88%, 09/01/22 (c) 144A	1,601,475
2,725,000	6.88%, 07/15/33 144A	3,052,000
	SLM Corp.
5,541,000	5.63%, 08/01/33	4,792,965
13,777,000	8.00%, 03/25/20	14,706,947
	Southwestern Energy Co.
9,202,000	4.10%, 12/15/21 (c) †	8,971,950
9,227,000	6.45%, 10/23/24 (c)	9,062,649
	Sprint Capital Corp.
23,055,000	6.88%, 11/15/28	23,573,737
15,490,000	6.90%, 05/01/19	15,993,425
18,648,000	8.75%, 03/15/32	21,445,200
	Symantec Corp.
3,731,000	3.95%, 03/15/22 (c)	3,739,059
6,867,000	4.20%, 09/15/20	6,962,628
5,271,000	Talen Energy Supply LLC 4.60%, 09/15/21 (c) †	4,506,705
3,972,000	Tenet Healthcare Corp. 6.88%, 11/15/31	3,654,240
2,293,000	Toll Brothers Finance Corp. 6.75%, 11/01/19	2,410,516
5,530,000	Under Armour, Inc. 3.25%, 03/15/26 (c)	4,917,194

See Notes to Financial Statements

48

Principal
Amount		Value

United States: (continued)
$5,069,000	United States Cellular Corp. 6.70%, 12/15/33	$5,360,467
3,272,000	United States Steel Corp. 6.65%, 06/01/37	3,124,760
1,090,000	Weatherford International LLC 6.80%, 06/15/37	850,200
	Williams Cos, Inc.
7,826,000	3.70%, 10/15/22 (c)	7,608,437
11,532,000	4.55%, 03/24/24 (c)	11,546,415
5,957,000	5.75%, 12/24/43 (c)	6,239,957
3,110,000	7.50%, 01/15/31	3,770,875
2,350,000	7.75%, 06/15/31	2,867,000
3,464,000	7.88%, 09/01/21	3,862,360
2,882,000	XPO CNW, Inc. 6.70%, 05/01/34	2,997,280
	Yum! Brands, Inc.
4,009,000	3.75%, 08/01/21 (c)	3,983,944
3,173,000	3.88%, 08/01/20 (c)	3,184,899
3,459,000	3.88%, 08/01/23 (c) †	3,324,964
1,439,000	5.30%, 09/15/19	1,480,371
2,140,000	5.35%, 05/01/43 (c)	1,915,300
3,053,000	6.88%, 11/15/37	3,236,180
		855,621,052
Total Corporate Bonds (Cost: $1,206,461,512)		1,200,393,030

Number
of Shares
MONEY MARKET FUND: 0.2% (Cost: $2,843,131)
2,843,131	Dreyfus Government Cash Management Fund – Institutional Shares	2,843,131
Total Investments Before Collateral for Securities Loaned: 98.4% (Cost: $1,209,304,643)		1,203,236,161

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.8%
Repurchase Agreements: 7.8%
$22,808,671	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $22,809,761; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $23,264,844 including accrued interest)	22,808,671
Principal
Amount		Value

Repurchase Agreements: (continued)
$3,136,149	Repurchase agreement dated 4/30/18 with Deutsche Bank Securities, Inc., 1.74%, due 5/1/18, proceeds $3,136,301; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 5/9/18 to 3/1/48, valued at $3,198,873 including accrued interest)	$3,136,149
1,651,010	Repurchase agreement dated 4/30/18 with J.P. Morgan Securities LLC, 1.71%, due 5/1/18, proceeds $1,651,088; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 1/31/19 to 1/31/24, valued at $1,684,033 including accrued interest)	1,651,010
22,808,671	Repurchase agreement dated 4/30/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.73%, due 5/1/18, proceeds $22,809,767; (collateralized by various U.S. government and agency obligations, 2.00% to 6.00%, due 9/1/20 to 5/1/48, valued at $23,264,844 including accrued interest)	22,808,671
22,808,671	Repurchase agreement dated 4/30/18 with Mizuho Securities USA, Inc., 1.74%, due 5/1/18, proceeds $22,809,773; (collateralized by various U.S. government and agency obligations, 2.00% to 4.50%, due 3/1/25 to 5/1/48, valued at $23,264,844 including accrued interest)	22,808,671
22,808,671	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $22,809,773; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $23,264,844 including accrued interest)	22,808,671
Total Short-Term Investments Held As Collateral For Securities On Loan (Cost: $96,021,843)		96,021,843
Total Investments: 106.2% (Cost: $1,305,326,486)		1,299,258,004
Liabilities in excess of other assets: (6.2)%		(76,151,277)
NET ASSETS: 100.0%		$1,223,106,727

See Notes to Financial Statements

49

VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
†	Security fully or partially on loan. Total market value of securities on loan is $92,812,456.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $127,091,149, or 10.4% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned	% of Investments	Value
Basic Materials	20.9%	$251,683,922
Communications	17.7	213,039,882
Consumer, Cyclical	8.0	95,740,942
Consumer, Non-cyclical	4.5	53,504,108
Energy	24.0	288,860,026
Financial	15.0	180,670,842
Industrial	3.4	40,865,803
Technology	5.3	64,035,075
Utilities	1.0	11,992,430
Money Market Fund	0.2	2,843,131
	100.0%	$1,203,236,161

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$1,200,393,030	$—	$1,200,393,030
Money Market Funds	2,843,131	—	—	2,843,131
Repurchase Agreements	—	96,021,843	—	96,021,843
Total	$2,843,131	$1,296,414,873	$—	$1,299,258,004

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

50

VANECK VECTORS GREEN BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal
Amount			Value

CORPORATE BONDS: 64.8%
Australia: 1.0%
AUD	30,000	Commonwealth Bank of Australia 3.25%, 03/31/22	$22,752
	200,000	Westpac Banking Corp. 3.10%, 06/03/21 Reg S	151,755
			174,507
Austria: 1.3%
USD	100,000	Suzano Austria GmbH 5.75%, 07/14/26 144A	105,000
EUR	100,000	Verbund AG 1.50%, 11/20/24 Reg S	125,802
			230,802
Brazil: 0.6%
USD	100,000	Banco Nacional de Desenvolvimento Econômico e Social 4.75%, 05/09/24 † Reg S	98,700
Canada: 0.8%
	150,000	Toronto-Dominion Bank 1.85%, 09/11/20	146,071
Cayman Islands: 2.4%
	100,000	Fibria Overseas Finance Ltd. 5.50%, 01/17/27	103,375
	200,000	MTR Corp. CI Ltd. 2.50%, 11/02/26 Reg S	183,363
EUR	100,000	Three Gorges Finance II Cayman Islands Ltd. 1.30%, 06/21/24 Reg S	121,211
			407,949
Chile: 0.6%
USD	100,000	Inversiones CMPC SA 4.38%, 04/04/27 144A	99,125
China / Hong Kong: 1.8%
	200,000	Bank of China Ltd. 2.25%, 07/12/21 Reg S	191,940
EUR	100,000	China Development Bank 0.38%, 11/16/21 Reg S	120,138
			312,078
Denmark: 1.0%
	140,000	Orsted A/S 1.50%, 08/26/29 (c) Reg S	168,344
France: 11.7%
	100,000	BNP Paribas 0.50%, 06/01/22 Reg S	121,535
		Electricite de France SA
	300,000	1.00%, 07/13/26 (c) Reg S	353,201
	100,000	2.25%, 04/27/21 Reg S	128,725
USD	50,000	3.63%, 07/13/25 (c) 144A	49,330
		Engie SA
EUR	100,000	0.38%, 11/28/22 (c) Reg S	119,800
	100,000	1.38%, 05/19/20 Reg S	124,287
	100,000	1.50%, 12/27/27 (c) Reg S	122,877
	200,000	2.38%, 05/19/26 Reg S	264,990
	100,000	ICADE 1.50%, 06/13/27 (c) Reg S	119,207
Principal
Amount			Value

France: (continued)
		SNCF Reseau EPIC
EUR	100,000	1.00%, 11/09/31 Reg S	$117,026
	200,000	1.88%, 03/30/34 Reg S	258,256
	100,000	Societe Generale SA 0.75%, 11/25/20 Reg S	123,060
	100,000	Unibail-Rodamco SE 1.00%, 03/14/25 Reg S	121,448
			2,023,742
Germany: 11.6%
		Berlin Hyp AG
	100,000	0.50%, 09/26/23 Reg S	119,410
	100,000	1.13%, 10/25/27 Reg S	117,833
	100,000	Deutsche Kreditbank AG 0.63%, 06/08/21	122,260
		Kreditanstalt fuer Wiederaufbau
	100,000	0.05%, 05/30/24	119,131
	350,000	0.25%, 06/30/25	418,283
	140,000	0.38%, 07/22/19 Reg S	171,006
SEK	1,410,000	0.50%, 01/27/21	163,021
	500,000	1.38%, 02/02/28	57,542
USD	130,000	1.88%, 11/30/20	127,166
	300,000	2.00%, 11/30/21	291,054
EUR	100,000	NRW Bank 0.88%, 11/10/25 Reg S	123,646
	150,000	Senvion Holding GmbH 3.88%, 05/01/19 (c) Reg S	166,279
			1,996,631
Italy: 1.4%
	100,000	Intesa Sanpaolo SpA 0.88%, 06/27/22 Reg S	121,925
	100,000	IREN SpA 1.50%, 07/24/27 (c) Reg S	117,532
			239,457
Japan: 2.2%
	100,000	Mitsubishi UFJ Financial Group, Inc. 0.68%, 01/26/23 Reg S	120,761
	100,000	Mizuho Financial Group, Inc. 0.96%, 10/16/24 Reg S	120,747
USD	150,000	Sumitomo Mitsui Banking Corp. 2.45%, 10/20/20	147,330
			388,838
Luxembourg: 0.6%
	100,000	Klabin Finance SA 4.88%, 09/19/27 144A	96,125
Mexico: 2.6%
		Mexico City Airport Trust
	150,000	4.25%, 07/31/26 (c) 144A	141,121
	350,000	5.50%, 01/31/47 (c) 144A	312,812
			453,933
Netherlands: 14.0%
EUR	150,000	ABN Amro Bank NV 0.63%, 05/31/22 Reg S	183,224
	100,000	Cooperatieve Rabobank UA 0.13%, 10/11/21 Reg S	120,561
	200,000	Enel Finance International NV 1.00%, 09/16/24 Reg S	242,125

See Notes to Financial Statements

51

VANECK VECTORS GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Netherlands: (continued)
EUR	100,000	Gas Natural Fenosa Finance BV 0.88%, 02/15/25 (c) Reg S	$117,912
USD	100,000	Greenko Dutch BV 4.88%, 07/24/19 (c) 144A	97,500
EUR	100,000	Iberdrola International BV 1.13%, 04/21/26 Reg S	120,301
	100,000	ING Bank NV 0.75%, 11/24/20 Reg S	123,123
	150,000	innogy Finance BV 1.25%, 07/19/27 (c) Reg S	178,425
	100,000	Nederlandse Financierings Maatschappij voor Ontwikkelingslanden NV 0.13%, 06/01/23 Reg S	120,416
		Nederlandse Waterschapsbank NV
	200,000	0.25%, 06/07/24 Reg S	240,145
	100,000	0.63%, 07/03/19 Reg S	122,390
SEK	300,000	0.70%, 01/25/23 Reg S	34,469
EUR	250,000	1.00%, 09/03/25 Reg S	312,601
		TenneT Holding BV
	120,000	0.88%, 03/04/21 (c) Reg S	148,279
	200,000	1.75%, 03/04/27 (c) Reg S	255,111
			2,416,582
Norway: 1.0%
	150,000	SpareBank 1 Boligkreditt AS 0.50%, 01/30/25	179,659
South Korea: 0.6%
USD	100,000	Hyundai Capital Services, Inc. 2.88%, 03/16/21 144A	97,755
Spain: 2.1%
		Iberdrola Finanzas SA
EUR	200,000	1.00%, 12/07/23 (c) Reg S	244,779
	100,000	1.25%, 09/13/27 Reg S	119,709
			364,488
Sweden: 0.7%
	100,000	Skandinaviska Enskilda Banken AB 0.30%, 02/17/22 Reg S	120,875
United Kingdom: 1.4%
	100,000	Barclays Plc 0.63% (EUR Swap Annual 1 year+.50%), 11/14/22 (c) Reg S	118,384
	100,000	SSE Plc 0.88%, 06/06/25 (c) Reg S	118,993
			237,377
United States: 5.4%
		Apple, Inc.
USD	150,000	2.85%, 12/23/22 (c)	147,486
	100,000	3.00%, 03/20/27 (c)	95,110
	100,000	Bank of America Corp. 2.15%, 11/09/19 (c)	97,659
	100,000	Digital Realty Trust LP 3.95%, 05/01/22 (c)	100,883
	80,000	Kaiser Foundation Hospitals 3.15%, 02/01/27 (c)	76,605
Principal
Amount			Value

United States: (continued)
USD	100,000	MidAmerican Energy Co. 3.10%, 02/01/27 (c)	$95,800
	50,000	Regency Centers LP 3.75%, 03/15/24 (c)	48,768
		Southern Power Co.
EUR	100,000	1.00%, 06/20/22	122,784
USD	100,000	1.95%, 12/15/19	98,119
	50,000	4.15%, 09/01/25 (c)	50,610
			933,824
Total Corporate Bonds (Cost: $11,084,172)			11,186,862
GOVERNMENT OBLIGATIONS: 33.7%
Australia: 0.5%
AUD	100,000	Queensland Treasury Corp. 3.00%, 03/22/24 Reg S 144A	76,298
Canada: 2.4%
USD	100,000	Export Development Canada 1.63%, 06/01/20	97,810
		Province of Ontario Canada
CAD	70,000	1.75%, 10/09/18	54,693
	165,000	1.95%, 01/27/23	125,733
	100,000	2.65%, 02/05/25	77,676
	70,000	Province of Quebec Canada 1.65%, 03/03/22	53,279
			409,191
France: 9.0%
EUR	100,000	Caisse des dépôts et consignations 0.20%, 03/01/22 Reg S	122,236
	100,000	French Development Agency 1.38%, 09/17/24 Reg S	127,729
	905,000	French Republic Government Bond OAT 1.75%, 06/25/39 Reg S 144A	1,166,055
	100,000	Region of Ile de France 2.38%, 04/24/26 Reg S	137,226
			1,553,246
Lithuania: 0.7%
	100,000	Lietuvos Energija UAB 2.00%, 07/14/27 Reg S	124,491
Poland: 0.4%
	55,000	Republic of Poland Government International Bond 0.50%, 12/20/21 Reg S	67,562
South Korea: 0.3%
USD	50,000	Export-Import Bank of Korea 2.13%, 02/11/21	48,251
Supranational: 17.5%
SEK	1,000,000	African Development Bank 0.38%, 06/01/22 Reg S	114,383
		Asian Development Bank
USD	200,000	1.00%, 08/16/19	196,191
	100,000	2.38%, 08/10/27	94,235
	100,000	European Bank for Reconstruction & Development 0.88%, 07/22/19	98,065

See Notes to Financial Statements

52

Principal
Amount			Value

Supranational: (continued)
		European Investment Bank
SEK	700,000	0.50%, 07/19/22 Reg S	$80,394
EUR	200,000	0.50%, 11/15/23 Reg S	245,862
	100,000	0.50%, 11/13/37	104,310
CAD	100,000	1.13%, 09/16/21 144A	75,163
EUR	250,000	1.38%, 11/15/19	310,720
	50,000	1.50%, 11/15/47	60,707
USD	300,000	2.13%, 04/13/26	279,890
GBP	215,000	2.25%, 03/07/20 Reg S	303,571
USD	200,000	2.50%, 10/15/24	193,670
AUD	100,000	2.70%, 01/12/23 Reg S	75,272
SEK	400,000	2.75%, 11/13/23 Reg S	50,970
USD	250,000	International Bank for Reconstruction and Development 2.13%, 03/03/25	236,427
		International Finance Corp.
	80,000	2.00%, 10/24/22	76,972
	120,000	2.13%, 04/07/26	112,014
		Nordic Investment Bank
SEK	200,000	0.16%, 04/23/20	23,063
	400,000	0.63%, 01/20/21 Reg S	46,553
USD	250,000	2.25%, 09/30/21	245,144
			3,023,576
Sweden: 1.7%
	200,000	Kommuninvest I Sverige AB 1.88%, 06/01/21 144A	193,902
	100,000	Svensk Exportkredit AB 1.88%, 06/23/20	98,160
			292,062
Switzerland: 0.4%
CHF	75,000	Canton of Geneva 0.25%, 11/29/27 Reg S	74,667
United Kingdom: 0.8%
GBP	100,000	Transport for London 2.13%, 04/24/25 Reg S	140,649
Total Government Obligations (Cost: $5,690,047)			5,809,993
Number
of Shares			Value

MONEY MARKET FUND: 0.3% (Cost: $56,978)
	56,978	Dreyfus Government Cash Management Fund – Institutional Shares	$56,978
Total Investments Before Collateral for Securities Loaned: 98.8% (Cost: $16,831,197)			17,053,833

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.6% (Cost: $104,000)
Repurchase Agreement: 0.6%
USD	104,000	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.72%, due 5/1/18, proceeds $104,005; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 8/15/18 to 2/15/48, valued at $106,080 including accrued interest)	104,000
Total Investments: 99.4% (Cost: $16,935,197)			17,157,833
Other assets less liabilities: 0.6%			95,843
NET ASSETS: 100.0%			$17,253,676

See Notes to Financial Statements

53

VANECK VECTORS GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
USD	United States Dollar

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
†	Security fully or partially on loan. Total market value of securities on loan is $101,026.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,510,186, or 14.5% of net assets.

Summary of Investments by Sector
Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	2.4%	$403,625
Consumer, Cyclical	0.6	97,755
Consumer, Non-cyclical	2.6	451,887
Energy	1.3	218,711
Financial	32.1	5,480,878
Government	34.1	5,809,993
Industrial	4.7	803,575
Technology	1.4	242,596
Utilities	20.5	3,487,835
Money Market Fund	0.3	56,978
	100.0%	$17,053,833

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$11,186,862	$—	$11,186,862
Government Obligations*	—	5,809,993	—	5,809,993
Money Market Funds	56,978	—	—	56,978
Repurchase Agreements	—	104,000	—	104,000
Total	$56,978	$17,100,855	$—	$17,157,833

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

54

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount			Value

CORPORATE BONDS: 96.9%
Argentina: 1.3%
USD	200,000	Arcor SAIC 6.00%, 07/06/20 (c) 144A	$207,500
	150,000	Cablevision SA 6.50%, 06/15/19 (c) 144A	156,188
	100,000	Genneia SA 8.75%, 01/20/20 (c) 144A	107,625
		Pampa Energia SA
	100,000	7.38%, 07/21/20 (c) 144A	104,875
	200,000	7.50%, 01/24/22 (c) 144A	203,500
		Pan American Energy LLC
	150,000	7.88%, 05/07/21 Reg S	158,625
	25,000	7.88%, 05/07/21 144A	26,438
	200,000	Rio Energy SA / UGEN SA / UENSA SA 6.88%, 02/01/22 (c) 144A	195,500
	925,000	YPF SA 8.50%, 07/28/25 † 144A	1,012,412
			2,172,663
Australia: 0.5%
	300,000	FMG Resources 5.13%, 02/15/24 (c) † 144A	297,375
EUR	300,000	Origin Energy Finance Limited 4.00% (EUR Swap Annual 5 Year+3.67%), 09/16/19 (c) Reg S	377,703
USD	250,000	Virgin Australia Holdings Ltd. 7.88%, 10/15/21 144A	252,500
			927,578
Austria: 0.9%
	700,000	JBS Investments GmbH 7.25%, 04/03/19 (c) † 144A	692,790
	380,000	JBS USA LLC 7.25%, 06/01/18 (c) 144A	384,750
EUR	200,000	Sappi Papier Holding GmbH 3.38%, 05/30/18 (c) Reg S	245,977
	150,000	Wienerberger AG 5.00% (EUR Swap Annual 5 Year+5.95%), 02/09/21 (c)	196,882
			1,520,399
Azerbaijan: 0.1%
USD	170,000	International Bank of Azerbaijan OJSC 3.50%, 09/01/24 Reg S	151,300
Belgium: 0.3%
EUR	200,000	Barry Callebaut Services NV 5.63%, 06/15/21 Reg S	280,882
	200,000	Ethias SA 5.00%, 01/14/26 Reg S	277,152
			558,034
Bermuda: 0.7%
USD	300,000	China Oil & Gas Group Ltd. 4.63%, 04/20/20 (c) Reg S	287,588
		Digicel Group Ltd.
	400,000	7.13%, 05/31/18 (c) † 144A	326,736
	100,000	8.25%, 05/31/18 (c) 144A	89,750
Principal Amount			Value

Bermuda: (continued)
USD	390,000	Digicel Ltd. 6.00%, 05/31/18 (c) † 144A	$372,450
	200,000	Inkia Energy Ltd. 5.88%, 11/09/22 (c) 144A	191,500
			1,268,024
Brazil: 4.0%
	670,000	Banco Bradesco SA 5.90%, 01/16/21 144A	693,591
	380,000	Banco BTG Pactual SA 5.75%, 09/28/22 Reg S	374,536
		Banco do Brasil SA
	1,000,000	3.88%, 10/10/22	965,750
	400,000	5.88%, 01/19/23 144A	411,400
	300,000	Banco Safra SA/Cayman Islands 4.13%, 02/08/23 144A	291,078
	200,000	Banco Votorantim SA 7.38%, 01/21/20 144A	210,690
	400,000	BRF SA 4.75%, 05/22/24 † 144A	372,000
	450,000	Caixa Economica Federal 3.50%, 11/07/22 144A	425,250
	200,000	Cemig Geracao e Transmissao SA 9.25%, 12/05/23 (c) † 144A	216,500
		Centrais Eletricas Brasileiras SA
	500,000	5.75%, 10/27/21 † 144A	512,500
	75,000	6.88%, 07/30/19 144A	77,678
	200,000	Cielo SA 3.75%, 11/16/22 † 144A	192,000
		Itau Unibanco Holding SA
	950,000	5.13%, 05/13/23 144A	954,750
	400,000	5.75%, 01/22/21 144A	415,200
	200,000	6.20%, 04/15/20 144A	208,396
	550,000	Votorantim Cimentos SA 7.25%, 04/05/41 144A	601,287
			6,922,606
British Virgin Islands: 2.8%
	250,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 144A	266,168
		Easy Tactic Ltd.
	200,000	5.75%, 01/13/20 (c) † Reg S	189,927
	200,000	5.88%, 11/17/20 (c) † Reg S	186,996
	500,000	Fortune Star BVI Ltd. 5.25%, 03/23/20 (c) Reg S	476,372
	300,000	Franshion Brilliant Ltd. 5.75% (USD Swap Semi 30/360 5 Year+3.86%), 01/17/22 (c) Reg S	294,510
	250,000	Gold Fields Orogen Holding BVI Ltd. 4.88%, 10/07/20 144A	253,125
		Greenland Global Investment Ltd.
	200,000	4.85%, 08/17/20 † Reg S	193,944
	450,000	5.88%, 07/03/24 Reg S	426,204

See Notes to Financial Statements

55

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

British Virgin Islands: (continued)
USD	450,000	GTL Trade Finance, Inc. 5.89%, 01/29/24 (c) 144A	$476,190
	200,000	Hanrui Overseas Investment Co. Ltd. 4.90%, 06/28/19 Reg S	195,998
	400,000	Oceanwide Holdings International Co. Ltd. 9.63%, 08/11/18 (c) (p) Reg S	399,891
	400,000	RKI Overseas Finance 2016 A Ltd. 5.00%, 08/09/19 Reg S	401,354
	200,000	Studio City Co. Ltd. 7.25%, 11/30/18 (c) 144A	208,750
	200,000	Studio City Finance Ltd. 8.50%, 05/31/18 (c) 144A	204,000
	200,000	Wanda Properties International Co. Ltd. 7.25%, 01/29/24 Reg S	199,027
	200,000	Wealth Driven Ltd. 5.50%, 08/17/19 (c) (p) Reg S	194,489
	200,000	Zhongrong International Bond 2016 Ltd. 6.95%, 06/21/19 Reg S	201,492
			4,768,437
Bulgaria: 0.1%
EUR	100,000	Bulgarian Energy Holding 4.25%, 11/07/18 Reg S	122,886
Canada: 6.7%
		1011778 BC ULC / New Red Finance, Inc.
USD	200,000	4.63%, 05/31/18 (c) 144A	201,000
	150,000	5.00%, 10/15/20 (c) 144A	145,079
	125,000	Air Canada 7.75%, 04/15/21 144A	137,344
	100,000	Athabasca Oil Corp. 9.88%, 02/24/19 (c) 144A	101,250
	270,000	Baytex Energy Corp. 5.63%, 06/01/19 (c) 144A	241,650
		Bombardier, Inc.
EUR	300,000	6.13%, 05/15/21 Reg S	398,329
USD	545,000	6.13%, 01/15/23 144A	551,131
CAD	150,000	7.35%, 12/22/26 144A	115,304
USD	500,000	7.50%, 03/15/20 (c) 144A	522,500
	100,000	8.75%, 12/01/21 144A	111,783
	400,000	Brookfield Residential 6.50%, 05/31/18 (c) 144A	406,000
	300,000	Cascades, Inc. 5.50%, 05/31/18 (c) (d) * 144A	303,000
	400,000	Concordia Healthcare Corp. 9.50%, 12/15/18 (c) 144A	26,000
	200,000	Eldorado Gold Corp. 6.13%, 05/31/18 (c) 144A	185,500
	300,000	Emera, Inc. 6.75% (ICE LIBOR USD 3 Month+5.44%), 06/15/26 (c) †	326,100
Principal Amount			Value

Canada: (continued)
		Enbridge, Inc.
CAD	225,000	5.38% (Canada Bankers’ Acceptances 3 Month +3.25%), 09/27/27 (c)	$164,969
USD	400,000	5.50% (ICE LIBOR USD 3 Month+3.42%), 07/15/27 (c)	373,000
		First Quantum Minerals Ltd.
	300,000	6.88%, 03/01/21 (c) 144A	285,750
	400,000	7.00%, 05/31/18 (c) 144A	403,000
	300,000	7.50%, 04/01/20 (c) 144A	297,765
	100,000	Garda World Security Corp 8.75%, 05/15/20 (c) 144A	104,720
	150,000	GFL Environmental, Inc. 9.88%, 05/31/18 (c) 144A	158,250
CAD	150,000	Great Canadian Gaming Corp. 6.63%, 05/30/18 (c) 144A	120,974
USD	200,000	Hudbay Minerals, Inc. 7.63%, 01/15/20 (c) 144A	212,812
	250,000	Jupiter Resources, Inc. 8.50%, 05/31/18 (c) † 144A	110,000
	256,000	Lightstream Resources 8.63%, 05/31/18 (c) (d) * 144A	6,614
	200,000	Mattamy Group Corp. 6.88%, 12/15/19 (c) 144A	206,500
	550,000	MEG Energy Corp. 6.38%, 05/31/18 (c) 144A	497,750
	200,000	New Gold, Inc. 6.25%, 05/08/18 (c) 144A	204,500
	600,000	New Red Finance, Inc. 4.25%, 05/15/20 (c) † 144A	572,250
	600,000	NOVA Chemicals Corp. 5.25%, 08/01/18 (c) 144A	602,250
	400,000	Open Text Corp. 5.63%, 05/31/18 (c) 144A	416,500
CAD	225,000	Parkland Fuel Corp. 5.63%, 05/09/20 (c)	176,321
		Precision Drilling Corp.
USD	190,000	6.50%, 05/31/18 (c)	194,750
	150,000	7.13%, 11/15/20 (c) † 144A	151,875
		Quebecor Media, Inc.
	150,000	5.75%, 01/15/23	154,500
CAD	420,000	6.63%, 01/15/23 144A	355,533
USD	200,000	Ritchie Bros Auctioneers, Inc. 5.38%, 01/15/20 (c) 144A	199,500
	390,000	Seven Generations Energy Ltd. 6.75%, 05/31/18 (c) † 144A	408,525
CAD	200,000	Sobeys, Inc. 4.70%, 05/08/23 (c)	160,797
		Teck Resources Ltd.
USD	350,000	4.75%, 10/15/21 (c)	356,783
	450,000	6.25%, 01/15/41 (c)	479,250
	200,000	Telesat Canada / Telesat LLC 8.88%, 11/15/19 (c) 144A	219,500
CAD	200,000	Videotron Ltd. 5.63%, 03/15/25 (c)	164,716
			11,531,624

See Notes to Financial Statements

56

Principal Amount			Value

Cayman Islands: 7.0%
USD	200,000	Agile Group Holdings Ltd. 9.00%, 05/30/18 (c) Reg S	$209,452
	200,000	Alpha Star Holding III Ltd. 6.25%, 04/20/22 Reg S	197,200
	200,000	Batelco International Finance No. 1 Ltd. 4.25%, 05/01/20 Reg S	195,500
	200,000	CAR, Inc. 6.13%, 05/31/18 (c) 144A	200,500
	200,000	Central China Real Estate Ltd. 8.75%, 01/23/19 (c) Reg S	208,592
	200,000	China Aoyuan Property Group Ltd. 5.38%, 09/13/20 (c) Reg S	180,594
		China Evergrande Group
	200,000	8.25%, 03/23/20 (c) Reg S	198,840
	800,000	8.75%, 06/28/21 (c) Reg S	768,986
	500,000	9.50%, 03/29/21 (c) Reg S	503,699
	200,000	China SCE Property Holdings Ltd. 5.88%, 03/10/20 (c) Reg S	185,420
	200,000	CIFI Holdings Group Co Ltd. 5.38% (US Treasury Yield Curve Rate T 5 Year+8.57%), 08/24/22 (c) Reg S	181,490
	200,000	CIFI Holdings Group Co. Ltd. 7.75%, 06/05/18 (c) Reg S	205,452
	400,000	Comcel Trust 6.88%, 02/06/19 (c) 144A	416,744
	200,000	Country Garden Holdings Co Ltd. 4.75%, 09/28/20 (c) Reg S	192,095
	600,000	Country Garden Holdings Co. Ltd. 7.50%, 05/30/18 (c) Reg S	623,123
	200,000	Ezdan Sukuk Co. Ltd. 4.88%, 04/05/22 Reg S	169,723
	200,000	Fantasia Holdings Group Co Ltd. 7.38%, 10/04/19 (c) Reg S	188,841
	100,000	Global A&T Electronics Ltd. 8.50%, 05/30/18 (c)	100,104
	200,000	Greenland Hong Kong Holdings Ltd. 3.88%, 07/28/19 Reg S	197,240
	275,000	Greentown China Holdings Ltd. 5.88%, 08/11/18 (c) Reg S	279,052
	200,000	Grupo Aval Ltd. 4.75%, 09/26/22 144A	199,400
	200,000	Health and Happiness H&H International Holdings Ltd. 7.25%, 06/21/18 (c) 144A	204,600
	200,000	Industrial Senior Trust 5.50%, 11/01/22 Reg S	199,172
	200,000	King Talent Management Ltd. 5.60% (US Treasury Yield Curve Rate T 5 Year+3.52%), 12/04/22 (c) Reg S	192,755
Principal Amount			Value

Cayman Islands: (continued)
USD	400,000	KWG Property Holdings Ltd. 8.98%, 05/30/18 (c) Reg S	$408,952
	225,000	Lamar Funding Ltd. 3.96%, 05/07/25 Reg S	199,208
	400,000	Latam Finance Ltd. 6.88%, 04/11/21 (c) 144A	411,000
	200,000	MAF Global Securities Ltd. 5.50% (USD Swap Semi 30/360 5 Year+3.48%), 09/07/22 (c) Reg S	197,542
	200,000	Melco Resorts Finance Ltd. 4.88%, 06/06/20 (c) 144A	187,546
	600,000	Noble Holding International Ltd. 7.95%, 01/01/25 (c) †	540,000
		Park Aerospace Holdings Ltd.
	263,000	5.25%, 08/15/22 144A	262,343
	550,000	5.50%, 02/15/24 144A	535,562
	400,000	Sable International Finance Ltd. 6.88%, 08/01/18 (c) 144A	421,500
	200,000	Shelf Drilling Holdings Ltd. 8.25%, 02/15/21 (c) 144A	203,750
		Shimao Property Holdings Ltd.
	200,000	4.75%, 07/03/20 (c) Reg S	194,601
	200,000	8.38%, 02/10/19 (c) Reg S	213,345
	400,000	Sunac China Holdings Ltd. 7.95%, 08/08/20 (c) Reg S	392,686
	200,000	Times China Holdings Ltd. 6.25%, 01/31/20 (c) Reg S	195,675
		UPCB Finance IV Ltd.
EUR	420,000	4.00%, 01/15/21 (c) Reg S	526,245
USD	235,000	5.38%, 01/15/20 (c) 144A	230,888
	400,000	Wynn Macau Ltd. 5.50%, 10/01/22 (c) 144A	389,004
	300,000	Yuzhou Properties Co. Ltd. 6.00%, 10/25/20 (c) Reg S	273,644
			11,982,065
Chile: 0.1%
	200,000	Empresa Electrica Guacolda SA 4.56%, 01/30/25 (c) 144A	187,524
China / Hong Kong: 1.4%
	550,000	Bank of East Asia Ltd. 5.50% (US Treasury Yield Curve Rate T 5 Year+3.83%), 12/02/20 (c) Reg S	548,105
	600,000	China Cinda Asset Management Co. Ltd. 4.45% (US Treasury Yield Curve Rate T 5 Year+3.29%), 09/30/21 (c) Reg S	570,000
	200,000	China South City Holdings Ltd. 6.75%, 09/13/19 (c) Reg S	184,935
	200,000	Full Dragon Hong Kong International Development Ltd. 5.60%, 02/14/21 Reg S	195,273
	400,000	ICBC Asia Ltd. 4.25% (US Treasury Yield Curve Rate T 5 Year+3.13%), 07/21/21 (c) Reg S	381,793

See Notes to Financial Statements

57

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

China / Hong Kong: (continued)
USD	200,000	Nanyang Commercial Bank Ltd. 5.00% (US Treasury Yield Curve Rate T 5 Year+3.21%), 06/02/22 (c) † Reg S	$191,498
	200,000	Yancoal International Resources Development Co. Ltd. 5.75% (US Treasury Yield Curve Rate T 3 Year+8.30%), 04/13/20 (c) Reg S	199,445
	200,000	Yanlord Land HK Co. Ltd. 5.88%, 01/23/20 (c) Reg S	198,723
			2,469,772
Colombia: 0.7%
	100,000	Banco Davivienda SA 5.88%, 07/09/22 Reg S	104,875
	200,000	Banco de Bogota SA 5.38%, 02/19/23 144A	205,000
		Banco GNB Sudameris SA
	80,000	7.50%, 07/30/22 Reg S	84,400
	50,000	7.50%, 07/30/22 144A	52,750
		Bancolombia SA
	200,000	4.88% (US Treasury Yield Curve Rate T 5 Year+2.93%), 10/18/22 (c)	192,750
	200,000	5.13%, 09/11/22 †	206,200
	365,000	Colombia Telecomunicaciones SA, ESP 5.38%, 05/30/18 (c) Reg S	365,913
			1,211,888
Czech Republic: 0.1%
EUR	150,000	RESIDOMO Sro 3.38%, 10/15/20 (c) Reg S	183,007
Denmark: 0.1%
	200,000	TDC A/S 3.50% (EUR Swap Annual 5 Year+3.11%), 02/26/21 (c) Reg S	242,535
Finland: 0.7%
		Nokia OYJ
	100,000	1.00%, 02/15/21 (c) Reg S	122,021
USD	295,000	5.38%, 05/15/19	302,021
	275,000	6.63%, 05/15/39	288,063
	150,000	Stora Enso OYJ 7.25%, 04/15/36 144A	182,625
EUR	275,000	Teollisuuden Voima OYJ 2.13%, 11/04/24 (c) Reg S	332,029
			1,226,759
France: 6.4%
	200,000	Accor SA 4.13% (EUR Swap Annual 5 Year+3.65%), 06/30/20 (c) Reg S	257,127
USD	900,000	Altice France SA/France 7.38%, 05/01/21 (c) 144A	876,375
EUR	100,000	Arkema SA 4.75% (EUR Swap Annual 5 Year+4.35%), 10/29/20 (c) Reg S	131,776
Principal Amount			Value

France: (continued)
EUR	170,000	BPCE SA 12.50% (Euribor 3 Month ACT/360+13.13%), 09/30/19 (c) Reg S	$240,162
		Casino Guichard Perrachon SA
	100,000	4.41%, 08/06/19 Reg S	126,951
	400,000	4.50%, 12/07/23 (c) Reg S	512,073
	300,000	4.56%, 01/25/23 Reg S	392,644
	200,000	5.98%, 05/26/21 Reg S	272,436
	450,000	CMA CGM SA 7.75%, 05/10/18 (c) Reg S	565,190
	325,000	Elis SA 3.00%, 05/30/18 (c) Reg S	399,364
	300,000	Europcar Groupe SA 5.75%, 06/15/18 (c) Reg S	375,394
	300,000	Faurecia SA 3.63%, 06/15/19 (c) Reg S	380,360
	200,000	Fnac Darty SA 3.25%, 09/30/19 (c) Reg S	252,032
	150,000	La Financiere Atalian SAS 4.00%, 05/15/20 (c) Reg S	176,473
		Loxam SAS
	200,000	4.25%, 04/15/20 (c) † Reg S	256,509
	219,000	4.88%, 05/10/18 (c) 144A	271,301
		New AREVA Holding SA
	200,000	3.13%, 12/20/22 (c) Reg S	249,047
	100,000	4.38%, 11/06/19	128,297
	300,000	4.88%, 09/23/24	397,865
	100,000	Nexans SA 3.25%, 02/26/21 (c) Reg S	129,826
	100,000	Orano SA 3.50%, 03/22/21	129,170
	400,000	Peugeot SA 2.38%, 04/14/23 Reg S	511,353
	360,000	Rexel SA 3.50%, 06/15/19 (c) Reg S	452,100
		SFR Group SA
	530,000	5.63%, 05/15/19 (c) 144A	663,414
USD	800,000	6.00%, 05/31/18 (c) 144A	791,960
EUR	300,000	Societe Generale SA 9.38% (Euribor 3 Month ACT/360+8.90%), 09/04/19 (c) Reg S	405,723
	400,000	Solvay Finance, Inc. 4.20% (EUR Swap Annual 5 Year+3.00%), 05/12/19 (c) Reg S	500,998
USD	300,000	SPCM SA 4.88%, 09/15/20 (c) 144A	291,285
EUR	200,000	Tereos Finance Groupe I SA 4.25%, 03/04/19 (c)	242,359
		Vallourec SA
	100,000	2.25%, 09/30/24 Reg S	98,952
	200,000	3.25%, 08/02/19 Reg S	249,467
	140,000	Verallia Packaging SASU 5.13%, 08/01/18 (c) Reg S	175,247
			10,903,230

See Notes to Financial Statements

58

Principal Amount			Value

Georgia: 0.1%
USD	200,000	Georgian Railway JSC 7.75%, 07/11/22 144A	$215,793
Germany: 3.7%
		ADLER Real Estate AG
EUR	100,000	1.50%, 11/06/21 (c) Reg S	121,662
	100,000	2.13%, 01/06/24 (c) Reg S	119,080
		Deutsche Bank AG
	450,000	2.75%, 02/17/25 † Reg S	548,402
USD	100,000	4.30% (USD Swap Semi 30/360 5 Year+2.25%), 05/24/23 (c)	95,433
	500,000	4.50%, 04/01/25 †	484,915
EUR	200,000	Deutsche Lufthansa AG 5.13% (EUR Swap Annual 5 Year+4.78%), 02/12/21 (c) Reg S	264,125
	150,000	Douglas GmbH 6.25%, 07/15/18 (c) Reg S	188,969
	150,000	Hapag-Lloyd AG 6.75%, 02/01/19 (c) Reg S	192,722
		IHO Verwaltungs GmbH
USD	100,000	5.25% 09/15/19 (c) 144A	98,625
	300,000	5.50% 09/15/21 (c) 144A	288,000
EUR	400,000	K+S AG 3.00%, 06/20/22 Reg S	517,547
	300,000	Metro Wholesale & Food 1.50%, 03/19/25 Reg S	354,443
	200,000	Nidda Healthcare Holding GmbH 3.50%, 09/30/20 (c) Reg S	238,811
USD	200,000	Norddeutsche Landesbank Girozentrale 6.25%, 04/10/24 † Reg S	198,818
EUR	325,000	RWE AG 2.75% (EUR Swap Annual 5 Year+2.64%), 10/21/20 (c) Reg S	405,089
		ThyssenKrupp AG
	420,000	1.38%, 12/03/21 (c) Reg S	514,175
	450,000	3.13%, 07/25/19 (c) Reg S	563,818
USD	200,000	Unitymedia GmbH 6.13%, 01/15/20 (c) 144A	211,250
EUR	700,000	Unitymedia Hessen GmbH & Co. 4.00%, 01/15/20 (c) Reg S	898,471
	100,000	WEPA Hygieneprodukte GmbH 3.75%, 05/15/19 (c) Reg S	119,430
			6,423,785
India: 0.5%
USD	200,000	Delhi International Airport Ltd. 6.13%, 02/03/22 Reg S	206,430
	400,000	IDBI Bank Ltd/DIFC Dubai 4.25%, 11/30/20 Reg S	399,440
	200,000	JSW Steel Ltd. 5.25%, 04/13/22 † Reg S	199,286
			805,156
Indonesia: 0.1%
	200,000	Saka Energi Indonesia PT 4.45%, 05/05/24 144A	193,939
Principal Amount			Value

Ireland: 3.0%
USD	320,000	Alfa Bank 7.75%, 04/28/21 Reg S	$345,106
EUR	200,000	Allied Irish Banks Plc 4.13% (EUR Swap Annual 5 Year+3.95%), 11/26/20 (c) Reg S	259,417
		Ardagh Packaging Finance Plc
	600,000	2.75%, 03/15/20 (c) Reg S	736,754
	350,000	4.13%, 05/15/19 (c) Reg S	443,438
USD	300,000	4.63%, 05/15/19 (c) 144A	301,500
EUR	300,000	Bank of Ireland 4.25% (EUR Swap Annual 5 Year+3.55%), 06/11/19 (c) Reg S	376,994
USD	200,000	Eurochem Finance DAC 3.95%, 07/05/21 144A	193,140
EUR	300,000	Gazprombank OJSC 4.00%, 07/01/19 Reg S	370,978
USD	200,000	GTLK Europe DAC 5.13%, 05/31/24 Reg S	191,430
	250,000	James Hardie International Finance DAC 5.00%, 01/15/23 (c) 144A	243,750
	200,000	Metalloinvest Finance DAC 5.63%, 04/17/20 144A	200,884
	250,000	Mobile Telesystems OJSC 5.00%, 05/30/23 144A	248,650
	510,000	Rosneft Oil Co. 4.20%, 03/06/22 144A	499,986
	200,000	Rusal Capital DAC 5.30%, 05/03/23 # § 144A	64,000
	200,000	SCF Capital Ltd. 5.38%, 06/16/23 144A	197,814
EUR	400,000	Smurfit Kappa Acquisitions ULC 2.38%, 11/01/23 (c) Reg S	502,718
			5,176,559
Italy: 6.6%
	200,000	Astaldi SpA 7.13%, 05/30/18 (c) † Reg S	197,465
	100,000	Autostrada Brescia Verona Vicenza Padova SpA 2.38%, 03/20/20 Reg S	125,648
	200,000	Banca Monte dei Paschi di Siena SpA 3.63%, 04/01/19 Reg S	247,519
	100,000	Banco BPM SpA 4.38% (EUR Swap Annual 5 Year+4.18%), 09/21/22 (c) Reg S	124,296
	350,000	Banco Popolare SC 6.00%, 11/05/20 Reg S	456,664
	100,000	Buzzi Unicem SpA 2.13%, 01/28/23 (c) Reg S	126,855
	150,000	Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 11/15/19 (c) Reg S	174,162

See Notes to Financial Statements

59

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Italy: (continued)
EUR	300,000	Iccrea Banca SpA 1.88%, 11/25/19 Reg S	$369,063
		Intesa Sanpaolo SpA
	300,000	5.00%, 09/23/19 Reg S	385,632
USD	150,000	5.71%, 01/15/26 144A	150,623
EUR	300,000	6.63%, 09/13/23 Reg S	449,391
	600,000	8.38% (Euribor 3 Month ACT/360+6.87%), 10/14/19 (c) Reg S	800,949
USD	100,000	Intesa Sanpaolo SPA 5.02%, 06/26/24 144A	97,976
EUR	200,000	Intesa Sanpaolo Vita SpA 4.75% (Euribor 6 Month ACT/360+4.82%), 12/17/24 (c) Reg S	258,110
		Leonardo Finmeccanica SpA
	200,000	4.88%, 03/24/25	288,981
	350,000	5.25%, 01/21/22	491,081
	200,000	Mediobanca SpA 5.00%, 11/15/20	267,581
	200,000	Salini Impregilo SpA 3.75%, 06/24/21 † Reg S	257,668
		Telecom Italia SpA
	400,000	3.63%, 05/25/26 Reg S	533,631
	650,000	5.25%, 02/10/22 Reg S	915,113
USD	650,000	5.30%, 05/30/24 144A	664,462
GBP	300,000	6.38%, 06/24/19	436,027
	100,000	Telecom Italia SpA/Milano 5.88%, 05/19/23	158,045
		UniCredit SpA
EUR	300,000	5.75% (EUR Swap Annual 5 Year+4.10%), 10/28/20 (c) Reg S	401,020
USD	200,000	5.86% (USD ICE Swap Rate 11:00am NY 5 Year+3.70%), 06/19/27 (c) 144A	200,637
EUR	500,000	6.95%, 10/31/22 Reg S	741,218
		Unione di Banche Italiane SpA
	200,000	4.25% (EUR Swap Annual 5 Year+4.18%), 05/05/21 (c) Reg S	252,802
	150,000	4.45% (EUR Swap Annual 5 Year+4.24%), 09/15/22 (c) Reg S	191,193
	300,000	Unipol Gruppo SpA 3.00%, 03/18/25 Reg S	365,174
	200,000	UnipolSai Assicurazioni SpA 5.75% (Euribor 3 Month ACT/360+5.18%), 06/18/24 (c) Reg S	253,964
		Wind Tre SpA
	250,000	2.63%, 11/03/19 (c) 144A	275,489
	250,000	3.13%, 11/03/20 (c) 144A	266,879
USD	400,000	5.00%, 11/03/20 (c) 144A	338,122
			11,263,440
Principal Amount			Value

Japan: 1.8%
		SoftBank Group Corp.
USD	650,000	4.50%, 04/15/20 144A	$668,687
	700,000	6.00% (USD ICE Swap Rate 11:00am NY 5 Year+4.23%), 07/19/23 (c) Reg S	653,318
	1,827,000	6.25%, 01/16/28 (c) Reg S	1,776,350
			3,098,355
Kazakhstan: 0.8%
	200,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/21 144A	217,678
		KazMunayGas National Co. JSC
	500,000	5.75%, 04/19/47 144A	479,650
	550,000	6.38%, 04/09/21 144A	591,258
			1,288,586
Luxembourg: 9.5%
	200,000	Adecoagro SA 6.00%, 09/21/22 (c) 144A	185,500
	220,000	ALROSA Finance SA 7.75%, 11/03/20 144A	237,188
		Altice Financing SA
EUR	250,000	5.25%, 05/30/18 (c) Reg S	313,460
USD	965,000	6.63%, 05/31/18 (c) 144A	967,412
	100,000	Altice Luxembourg SA 7.63%, 02/15/20 (c) † 144A	90,500
	1,300,000	Altice SA 7.75%, 05/31/18 (c) † 144A	1,246,375
GBP	100,000	Amigo Luxembourg SA 7.63%, 01/15/20 (c) Reg S	142,523
		ArcelorMittal
EUR	400,000	3.00%, 04/09/21 Reg S	518,968
USD	100,000	5.75%, 03/01/21	105,000
	475,000	7.00%, 03/01/41	548,625
	300,000	7.25%, 10/15/39	357,000
EUR	300,000	ARD Finance SA 7.38% 09/15/19 (c)	381,978
GBP	100,000	Cabot Financial Luxembourg SA 6.50%, 05/10/18 (c) Reg S	140,078
EUR	200,000	Cirsa Funding Luxembourg SA 5.88%, 05/15/18 (c) Reg S	249,369
	300,000	CNH Industrial Finance Europe SA 2.88%, 05/17/23 Reg S	393,484
	200,000	Codere Finance SA 6.75%, 10/31/18 (c) Reg S	253,924
USD	200,000	Consolidated Energy Finance SA 6.75%, 05/31/18 (c) 144A	203,930
	200,000	Cosan Luxembourg SA 7.00%, 01/20/22 (c) † 144A	210,340
		CSN Resources SA
	171,000	6.50%, 07/21/20 Reg S	167,153
	155,000	6.50%, 07/21/20 † 144A	151,513
EUR	350,000	Dufry Finance SCA 4.50%, 08/01/18 (c) Reg S	441,169

See Notes to Financial Statements

60

Principal Amount			Value

Luxembourg: (continued)
		Evraz Group SA
USD	300,000	6.50%, 04/22/20 Reg S	$305,970
	180,000	6.50%, 04/22/20 144A	183,582
EUR	390,000	Fiat Chrysler Finance Europe SA 4.75%, 07/15/22 Reg S	535,686
	300,000	Garfunkelux Holdco 3 SA 7.50%, 08/01/18 (c) † Reg S	376,527
	100,000	Gestamp Funding Luxembourg SA 3.50%, 05/15/19 (c) Reg S	125,514
	400,000	INEOS Group Holdings SA 5.38%, 08/01/19 (c) Reg S	511,657
	200,000	Intralot Capital Luxembourg SA 5.25%, 09/15/20 (c) † Reg S	243,206
USD	300,000	Klabin Finance SA 5.25%, 07/16/24 144A	301,500
EUR	400,000	Matterhorn Telecom SA 3.88%, 05/10/18 (c) Reg S	491,097
USD	200,000	MHP Lux SA 6.95%, 04/03/26 144A	195,550
	400,000	Minerva Luxembourg SA 6.50%, 09/20/21 (c) 144A	379,500
	200,000	Offshore Drilling Holding SA 8.38%, 05/31/18 (c) 144A	101,000
	250,000	Puma International Financing SA 5.00%, 01/24/21 (c) 144A	235,527
	200,000	Rosneft Finance SA 7.25%, 02/02/20 144A	208,306
	300,000	Rumo Luxembourg Sarl 7.38%, 02/09/21 (c) 144A	319,200
		Sberbank of Russia
	750,000	5.13%, 10/29/22 144A	745,582
	490,000	6.13%, 02/07/22 144A	511,914
EUR	300,000	SES SA 4.63% (EUR Swap Annual 5 Year+4.66%), 01/02/22 (c) Reg S	381,295
	150,000	Swissport Financing Sarl 6.75%, 06/15/18 (c) 144A	188,634
	670,000	Telecom Italia Finance SA 7.75%, 01/24/33	1,217,947
USD	400,000	Telenet Finance Luxembourg Notes Sarl 5.50%, 12/01/22 (c) 144A	384,000
	200,000	TMK OAO Via TMK Capital SA 6.75%, 04/03/20 Reg S	198,740
	75,488	Tonon Luxembourg SA 10.50%, 05/31/18 (c) (d) (p) (s) * 144A	32,088
	300,000	Vm Holding SA 5.38%, 02/04/27 (c) 144A	301,500
	400,000	VTB Bank SA 6.95%, 10/17/22 144A	413,372
			16,194,383
Marshall Islands: 0.1%
	100,000	Teekay Corp. 8.50%, 01/15/20 †	103,750
Principal Amount			Value

Mauritius: 0.4%
USD	500,000	MTN Mauritius Investments Ltd. 4.76%, 11/11/24 144A	$482,051
	200,000	Neerg Energy Ltd. 6.00%, 02/13/20 (c) 144A	196,923
			678,974
Mexico: 1.4%
	300,000	Banco Mercantil del Norte SA/Grand Cayman 5.75% (US Treasury Yield Curve Rate T 5 Year+4.45%), 10/04/26 (c) 144A	289,875
	500,000	BBVA Bancomer SA 7.25%, 04/22/20 144A	526,450
		Cemex SAB de CV
	400,000	5.70%, 01/11/20 (c) † 144A	405,600
	200,000	7.75%, 04/16/21 (c) † 144A	219,800
	200,000	Grupo Bimbo SAB de CV 5.95% (US Treasury Yield Curve Rate T 5 Year+3.28%), 04/17/23 (c) 144A	201,180
	200,000	Grupo KUO SAB De CV 5.75%, 07/07/22 (c) 144A	196,102
	300,000	Nemak SAB de CV 4.75%, 01/23/21 (c) 144A	294,750
	200,000	Unifin Financiera SA de CV 7.25%, 09/27/20 (c) 144A	202,880
			2,336,637
Multi-country: 0.1%
	100,000	JBS USA LUX SA / JBS USA Finance, Inc. 6.75%, 02/15/23 (c) 144A	96,125
Netherlands: 12.8%
	200,000	Cimpor Financial Operations BV 5.75%, 07/17/19 (c) † 144A	188,250
	400,000	CNH Industrial NV 4.50%, 08/15/23	406,504
EUR	410,000	Constellium NV 4.63%, 05/30/18 (c) Reg S	501,831
USD	200,000	EA Partners I BV 6.88%, 09/28/20 † Reg S	147,529
EUR	125,000	Ferrovial Netherlands BV 2.12% (EUR Swap Annual 5 Year+2.13%), 05/14/23 (c) Reg S	146,039
		Fiat Chrysler Automobiles NV
	500,000	3.75%, 03/29/24 Reg S	669,106
USD	400,000	5.25%, 04/15/23	416,500
EUR	300,000	Gas Natural Fenosa Finance BV 4.13% (EUR Swap Annual 8 Year+3.35%), 11/18/22 (c) Reg S	390,299
USD	200,000	Greenko Dutch BV 5.25%, 07/24/20 (c) † 144A	193,500
EUR	150,000	Grupo Antolin Dutch BV 5.13%, 06/30/18 (c) Reg S	187,308

See Notes to Financial Statements

61

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Netherlands: (continued)
USD	200,000	IHS Netherlands Holdco BV 9.50%, 10/27/18 (c) 144A	$207,242
	200,000	Indo Energy Finance II BV 6.38%, 05/31/18 (c) 144A	197,412
	230,000	InterGen NV 7.00%, 06/30/18 (c) 144A	230,000
	250,000	Kazakhstan Temir Zholy Finance BV 6.95%, 07/10/42 144A	274,035
GBP	249,000	Koninklijke KPN NV 6.88% (GBP Swap 5 Year+5.50%), 03/14/20 (c) Reg S	371,426
USD	200,000	Listrindo Capital BV 4.95%, 09/14/21 (c) 144A	189,500
	460,000	Marfrig Holding Europe BV 8.00%, 06/08/19 (c) 144A	466,900
	150,000	Metinvest BV 7.75%, 01/23/23 (c) 144A	146,415
	200,000	Nostrum Oil & Gas Finance BV 8.00%, 07/25/19 (c) 144A	204,465
		NXP BV / NXP Funding LLC
	600,000	3.88%, 09/01/22 144A	589,500
	250,000	4.13%, 06/01/21 144A	251,250
EUR	125,000	Nyrstar Netherlands Holdings BV 6.88%, 03/15/20 (c) Reg S	155,484
		Petrobras Global Finance BV
	100,000	4.25%, 10/02/23	132,111
USD	960,000	4.38%, 05/20/23	938,400
EUR	550,000	4.75%, 01/14/25	732,890
USD	658,000	5.30%, 01/27/25 144A	647,472
	802,000	6.00%, 01/27/28 144A	782,431
	450,000	6.75%, 01/27/41	428,175
	275,000	6.85%, 06/05/15	255,475
	300,000	7.25%, 03/17/44	299,100
	850,000	7.38%, 01/17/27	912,900
	275,000	8.38%, 05/23/21	310,269
	330,000	8.75%, 05/23/26	388,410
EUR	41,000	Phoenix PIB Dutch Finance BV 3.63%, 07/30/21 Reg S	53,787
	400,000	Repsol International Finance BV 3.88% (EUR Swap Annual 6 Year+3.56%), 03/25/21 (c) Reg S	518,711
	300,000	Saipem Finance International BV 3.75%, 09/08/23 Reg S	385,208
USD	200,000	Samvardhana Motherson Automotive Systems Group BV 4.88%, 06/16/19 (c) † Reg S	202,254
		Schaeffler Finance BV
EUR	250,000	3.50%, 05/30/18 (c) 144A	305,891
	100,000	3.50%, 05/30/18 (c) Reg S	122,356
Principal Amount			Value

Netherlands: (continued)
EUR	400,000	Stichting Afwikkeling Onderhandse Schulden SNS REAAL 11.25% (EUR Swap Annual 5 Year+9.76%), 11/27/19 (c) (d) * Reg S	$4,205
		Telefonica Europe BV
	400,000	2.63% (EUR Swap Annual 5 Year+2.33%), 06/07/23 (c) Reg S	477,648
	300,000	3.75% (EUR Swap Annual 5 Year+3.86%), 03/15/22 (c) Reg S	381,163
	200,000	4.20% (EUR Swap Annual 5 Year+3.81%), 12/04/19 (c) Reg S	254,785
	200,000	5.88% (EUR Swap Annual 10 Year+4.30%), 03/31/24 (c) Reg S	277,389
	175,000	TenneT Holding BV 3.00% (EUR Swap Annual 5 Year+2.53%), 06/01/24 (c) Reg S	216,985
		Teva Pharmaceutical Finance Netherlands II BV
	450,000	0.38%, 07/25/20 Reg S	529,088
	250,000	1.13%, 10/15/24 Reg S	255,121
	200,000	1.25%, 12/31/22 (c) Reg S	219,632
	100,000	1.88%, 12/31/26 (c) Reg S	99,283
		Teva Pharmaceutical Finance Netherlands III BV
USD	800,000	2.20%, 07/21/21	722,258
	600,000	2.80%, 07/21/23 †	502,875
	700,000	3.15%, 10/01/26	558,364
	75,000	4.10%, 10/01/46	55,529
	350,000	6.00%, 04/15/24 144A	339,909
	350,000	6.75%, 03/01/28 † 144A	345,977
EUR	160,000	United Group BV 4.38%, 07/01/19 (c) Reg S	198,388
USD	940,000	VEON Holdings BV 5.95%, 02/13/23 144A	958,800
	440,000	VTR Finance BV 6.88%, 01/15/19 (c) 144A	456,064
EUR	300,000	Ziggo Bond Co BV 7.13%, 05/15/19 (c) Reg S	392,386
		Ziggo Secured Finance BV
	300,000	3.75%, 01/15/20 (c) Reg S	368,495
USD	350,000	5.50%, 01/15/22 (c) 144A	330,750
			21,891,429
Nigeria: 0.3%
	200,000	Access Bank Plc 10.50%, 10/19/21 144A	224,060
	200,000	Zenith Bank Plc 7.38%, 05/30/22 144A	206,610
			430,670
Panama: 0.1%
	200,000	AES Panama SRL 6.00%, 06/25/19 (c) 144A	207,250

See Notes to Financial Statements

62

Principal Amount			Value

Peru: 0.4%
USD	200,000	Minsur SA 6.25%, 02/07/24 144A	$212,250
	200,000	Orazul Energy Egenor S. en C. por A. 5.63%, 04/28/22 (c) 144A	188,500
	350,000	Union Andina de Cementos SAA 5.88%, 10/30/18 (c) 144A	362,250
			763,000
Portugal: 0.2%
EUR	200,000	EDP – Energias de Portugal SA 5.38% (EUR Swap Annual 5 Year+5.04%), 03/16/21 (c) Reg S	268,771
Saudi Arabia: 0.1%
USD	200,000	Dar Al-Arkan Sukuk Co. Ltd. 6.50%, 05/28/19 † Reg S	203,367
Singapore: 0.8%
	650,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/24 Reg S	652,242
	150,000	Bakrie Telecom Pte Ltd. 11.50%, 05/07/15 (c) (d) (e) * Reg S	4,125
	190,000	Indika Energy Capital II Pte Ltd. 6.88%, 04/10/20 (c) 144A	191,617
	200,000	Medco Platinum Road Pte Ltd. 6.75%, 01/30/22 (c) 144A	192,135
	200,000	STATS ChipPAC Ltd. 8.50%, 11/24/18 (c) 144A	212,760
	200,000	Theta Capital Pte Ltd. 6.75%, 10/31/21 (c) Reg S	169,620
			1,422,499
South Africa: 0.5%
		Eskom Holdings SOC Ltd.
	200,000	5.75%, 01/26/21 144A	199,827
	200,000	6.75%, 08/06/23 144A	202,902
	300,000	7.13%, 02/11/25 † 144A	307,319
	124,574	South Africa Ltd. 3.00% 12/31/22 144A	4,348
	200,000	Transnet SOC Ltd. 4.00%, 07/26/22 144A	194,507
			908,903
South Korea: 0.2%
	300,000	Woori Bank 4.50% (US Treasury Yield Curve Rate T 5 Year+3.31%), 09/27/21 (c) 144A	292,270
Spain: 1.5%
	71,399	Abengoa Abenewco 2 SAU 1.50% 03/31/23 Reg S	8,925
EUR	100,000	Abengoa SA 0.00%, 03/31/27 (d) (s) *	2,114
	200,000	Banco de Sabadell SA 5.63%, 05/06/26 Reg S	289,804
	300,000	Bankia SA 4.00% (EUR Swap Annual 5 Year+3.17%), 05/22/19 (c) Reg S	375,540
Principal Amount			Value

Spain: (continued)
		Bankinter SA
EUR	100,000	2.50% (EUR Swap Annual 5 Year+2.40%), 04/06/22 (c) Reg S	$125,238
	150,000	6.38%, 09/11/19 Reg S	196,765
		CaixaBank SA
	400,000	2.75% (EUR Swap Annual 5 Year+2.35%), 07/14/23 (c) Reg S	504,318
	200,000	3.50% (EUR Swap Annual 5 Year+3.35%), 02/15/22 (c) Reg S	259,860
	300,000	Cellnex Telecom SAU 3.13%, 07/27/22 Reg S	391,044
	275,000	Grifols SA 3.20%, 05/01/20 (c) Reg S	335,705
		Grupo Isolux Corsan SA
	302	0.25%, 05/30/18 (c) (d) * §	1
	56,417	3.00%, 05/30/18 (c) (d) * §	1,534
			2,490,848
Sweden: 1.1%
EUR	530,000	Intrum Justitia AB 3.13%, 07/15/20 (c) Reg S	630,619
USD	200,000	Stena AB 7.00%, 02/01/24 144A	188,900
EUR	400,000	Telefonaktiebolaget LM Ericsson 1.88%, 03/01/24 Reg S	474,015
	270,000	Verisure Holding AB 6.00%, 11/01/18 (c) Reg S	343,873
		Volvo Car AB
	125,000	2.00%, 10/24/24 (c) Reg S	151,139
	100,000	3.25%, 05/18/21 Reg S	129,880
			1,918,426
Thailand: 0.2%
USD	400,000	PTTEP Treasury Center Co. Ltd. 4.60% (US Treasury Yield Curve Rate T 5 Year+2.72%), 07/17/22 (c) 144A	392,253
Turkey: 3.3%
	400,000	Akbank TAS 4.00%, 01/24/20 144A	397,940
	200,000	Arcelik AS 5.00%, 04/03/23 144A	192,818
	200,000	Finansbank AS 4.88%, 05/19/22 144A	191,931
	300,000	KOC Holding AS 5.25%, 12/15/22 (c) 144A	302,939
	400,000	TC Ziraat Bankasi AS 4.25%, 07/03/19 144A	398,988
	700,000	Turkiye Garanti Bankasi AS 5.25%, 09/13/22 144A	694,494
	500,000	Turkiye Halk Bankasi AS 3.88%, 02/05/20 144A	469,346
		Turkiye Is Bankasi SA
	400,000	5.00%, 04/30/20 144A	398,744
	825,000	6.00%, 10/24/22 144A	805,027

See Notes to Financial Statements

63

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Turkey: (continued)
USD	300,000	Turkiye Sinai Kalkinma Bankasi AS 4.88%, 05/18/21 Reg S	$294,967
	200,000	Turkiye Sise ve Cam Fabrikalari AS 4.25%, 05/09/20 144A	199,873
		Turkiye Vakiflar Bankasi TAO
	200,000	6.00%, 11/01/22 144A	194,312
	400,000	8.00% (USD Swap Semi 30/360 5 Year+5.84%), 11/01/22 (c) 144A	408,408
	770,000	Yapi ve Kredi Bankasi AS 5.50%, 12/06/22 144A	740,889
			5,690,676
United Kingdom: 10.7%
		AngloGold Ashanti Holdings Plc
	175,000	5.13%, 08/01/22 †	179,626
	137,000	5.38%, 04/15/20	140,747
GBP	200,000	Ardonagh Midco 3 Plc 8.38%, 07/15/20 (c) Reg S	288,814
	100,000	Arqiva Broadcast Finance Plc 9.50%, 09/30/18 (c) Reg S	144,963
USD	200,000	Aston Martin Capital Holdings Ltd. 6.50%, 04/15/19 (c) 144A	208,690
		Barclays Bank Plc
EUR	150,000	4.75% (Euribor 3 Month ACT/360+.71%), 03/15/20 (c) Reg S	185,806
USD	30,000	6.28% (ICE LIBOR USD 3 Month+1.55%), 12/15/34 (c)	32,962
GBP	500,000	14.00% (ICE LIBOR GBP 3 Month+13.40%), 06/15/19 (c) Reg S	773,332
	200,000	Boparan Finance Plc 5.50%, 05/10/18 (c) Reg S	262,831
USD	200,000	CEVA Group Plc 7.00%, 05/11/18 (c) † 144A	202,000
GBP	249,000	Co-operative Group Holdings Ltd. 6.88%, 07/08/20 (s) Reg S	373,655
USD	250,000	DTEK Finance Plc 10.75% 05/31/18 (c)	266,125
GBP	100,000	Elli Finance UK Plc 8.75%, 05/10/18 (c) Reg S	130,328
USD	950,000	Ensco Plc 5.75%, 04/01/44 (c)	663,812
GBP	193,000	Enterprise Inns 6.50%, 12/06/18	270,759
EUR	150,000	Globalworth Real Estate Investments Ltd. 2.88%, 06/20/22 Reg S	188,365
GBP	150,000	Heathrow Finance Plc 3.88%, 03/01/27 Reg S	198,895
USD	300,000	Inmarsat Finance Plc 4.88%, 05/31/18 (c) 144A	291,000
Principal Amount			Value

United Kingdom: (continued)
EUR	150,000	International Personal Finance Plc 5.75%, 04/07/21 Reg S	$173,810
		Jaguar Land Rover Automotive Plc
	200,000	2.20%, 01/15/24 † Reg S	239,622
GBP	530,000	5.00%, 02/15/22 144A	772,536
	110,000	Jerrold Finco Plc 6.25%, 09/15/18 (c) Reg S	156,092
USD	300,000	KCA Deutag Finance Plc 7.25%, 05/31/18 (c) 144A	293,250
GBP	100,000	Ladbrokes Group Finance Plc 5.13%, 09/16/22 Reg S	146,571
EUR	200,000	LHC3 Plc 9.00% 08/15/20 (c) Reg S	244,962
	250,000	Lincoln Finance Ltd. 6.88%, 05/10/18 (c) Reg S	312,849
		Lloyds Banking Group Plc
USD	190,000	6.41% (ICE LIBOR USD 3 Month+1.50%), 10/01/35 (c) 144A	204,725
	250,000	6.66% (ICE LIBOR USD 3 Month+1.27%), 05/21/37 (c) 144A	271,250
	475,000	Lloyds TSB Bank Plc 12.00% (ICE LIBOR USD 3 Month+11.76%), 12/16/24 (c) 144A	604,704
	200,000	MARB BondCo PLC 6.88%, 01/19/21 (c) 144A	188,300
EUR	250,000	Mercury Bondco Plc 9.00% 05/10/18 (c) Reg S	315,845
	150,000	Merlin Entertainments PLC 2.75%, 12/15/21 (c) Reg S	188,558
GBP	112,000	Old Mutual Plc 8.00%, 06/03/21 Reg S	174,741
EUR	300,000	OTE Plc 3.50%, 07/09/20 Reg S	383,515
USD	200,000	Petra Diamonds US Treasury Plc 7.25%, 05/01/19 (c) 144A	200,400
	400,000	Polyus Gold International Ltd. 5.63%, 04/29/20 144A	399,860
EUR	69,988	PPC Finance Plc 5.50%, 05/10/18 (c) Reg S	84,137
GBP	100,000	Premier Foods Investments Plc 6.50%, 05/30/18 (c) Reg S	139,732
		Royal Bank of Scotland Group Plc
EUR	350,000	3.63% (EUR Swap Annual 5 Year+2.65%), 03/25/19 (c) Reg S	434,006
USD	450,000	5.13%, 05/28/24	457,441
	350,000	6.00%, 12/19/23	372,060
	275,000	6.13%, 12/15/22	291,787
GBP	100,000	Shop Direct Funding Plc 7.75%, 11/15/19 (c) Reg S	118,149

See Notes to Financial Statements

64

Principal Amount			Value

United Kingdom: (continued)
USD	200,000	Standard Chartered Plc 7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (c) 144A	$226,750
GBP	100,000	Stonegate Pub Co Financing PLC 4.88%, 03/15/19 (c) Reg S	136,811
	200,000	Stretford 79 Plc 6.75%, 07/15/19 (c) Reg S	286,659
EUR	300,000	Synlab Bondco Plc 6.25%, 07/01/18 (c) Reg S	377,049
	100,000	Tesco Corporate Treasury Services Plc 1.38%, 07/01/19 Reg S	122,660
		Tesco Plc
GBP	675,000	6.13%, 02/24/22	1,066,936
USD	100,000	6.15%, 11/15/37 144A	107,358
GBP	100,000	Thames Water Kemble Finance Plc 7.75%, 04/01/19 Reg S	145,173
EUR	190,000	Thomas Cook Group Plc 6.25%, 06/15/19 (c) Reg S	247,490
GBP	100,000	Travis Perkins Plc 4.38%, 09/15/21 Reg S	143,828
USD	200,000	Tullow Oil Plc 7.00%, 03/01/21 (c) 144A	203,010
GBP	100,000	Twinkle Pizza Plc 6.63%, 05/10/18 (c) Reg S	129,777
USD	650,000	Vedanta Resources Plc 6.13%, 08/09/21 (c) 144A	626,976
GBP	200,000	Virgin Media Finance Plc 7.00%, 05/10/18 (c) 144A	285,633
		Virgin Media Secured Finance Plc
	575,000	4.88%, 01/15/21 (c) Reg S	780,767
USD	200,000	5.25%, 01/15/20 (c) 144A	191,250
GBP	400,000	6.00%, 01/15/21 (c) (s) 144A	627,933
	150,000	Viridian Group FinanceCo Plc/Viridian Power and Energy 4.75%, 09/15/20 (c) Reg S	196,369
USD	200,000	West China Cement Ltd. 6.50%, 05/30/18 (c) Reg S	204,110
GBP	125,000	William Hill Plc 4.25%, 06/05/20 Reg S	178,540
			18,256,691
United States: 2.7%
USD	400,000	Ashtead Capital, Inc. 4.38%, 08/15/22 (c) 144A	378,500
	110,000	Calfrac Holdings LP 7.50%, 05/31/18 (c) 144A	109,175
	550,000	Cemex Finance LLC 6.00%, 04/01/19 (c) 144A	566,775
	300,000	Cott Holdings, Inc. 5.50%, 04/01/20 (c) 144A	298,500
	500,000	DAE Funding LLC 5.00%, 08/01/20 (c) 144A	483,150
	91,000	Mercer International, Inc. 5.50%, 01/15/21 (c) 144A	89,635
Principal Amount			Value

United States: (continued)
USD	160,000	Navios Maritime Holdings, Inc. and Navios Maritime Finance II USA, Inc. 7.38%, 05/31/18 (c) 144A	$121,800
	200,000	RBS Capital Trust II 6.43% (ICE LIBOR USD 3 Month+1.94%), 01/03/34 (c)	230,000
	1,143,547	Reynolds Group Issuer, Inc. 5.75%, 05/31/18 (c)	1,153,210
	289,558	Rio Oil Finance Trust 9.25%, 07/06/24 144A	318,876
	200,000	Stillwater Mining Co. 7.13%, 06/27/21 (c) † 144A	203,370
	350,000	Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36 †	329,031
	350,000	Teva Pharmaceutical Finance IV LLC 2.25%, 03/18/20 †	334,411
			4,616,433
Total Corporate Bonds (Cost: $166,737,804)			165,979,299
GOVERNMENT OBLIGATIONS: 1.2%
Azerbaijan: 0.2%
USD	400,000	State Oil Co. of the Azerbaijan Republic 4.75%, 03/13/23 Reg S	399,720
Costa Rica: 0.1%
	200,000	Instituto Costarricense de Electricidad 6.95%, 11/10/21 Reg S	213,700
India: 0.1%
	200,000	Union Bank of India HK 4.50%, 10/28/19 Reg S	201,809
Trinidad and Tobago: 0.1%
	178,125	Petroleum Co. of Trinidad & Tobago Ltd. 6.00%, 05/08/22 144A	179,416
Turkey: 0.4%
	600,000	Export Credit Bank of Turkey 5.88%, 04/24/19 Reg S	609,263
United Kingdom: 0.3%
	400,000	Ukreximbank 9.75%, 01/22/25 144A	420,000
Total Government Obligations (Cost: $2,038,923)			2,023,908

Number of Shares
MONEY MARKET FUND: 0.8% (Cost: $1,422,064)
	1,422,064	Dreyfus Government Cash Management Fund – Institutional Shares	1,422,064

See Notes to Financial Statements

65

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares			Value

COMMON STOCK: 0.0% (Cost: $5,626)
United States: 0.0%
	988	Tervita Corp.* # §	$5,943
WARRANTS: 0.0% (Cost: $10,977)
Spain: 0.0%
	138	Grupo Isolux Corsan SA (EUR 0.00, expiring 12/30/21) * # § ∞	0
Total Investments Before Collateral for Securities Loaned: 98.9% (Cost: $170,215,394)			169,431,214

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 9.0%
Repurchase Agreements: 9.0%
USD	3,655,049	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $3,655,224; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $3,728,150 including accrued interest)	3,655,049
	3,655,049	Repurchase agreement dated 4/30/18 with Daiwa Capital Markets America, Inc., 1.72%, due 5/1/18, proceeds $3,655,224; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 5/15/18 to 12/1/51, valued at $3,728,150 including accrued interest)	3,655,049
	3,655,049	Repurchase agreement dated 4/30/18 with Deutsche Bank Securities, Inc., 1.73%, due 5/1/18, proceeds $3,655,225; (collateralized by various U.S. government and agency obligations, 2.50% to 5.66%, due 6/20/27 to 4/20/48, valued at $3,728,150 including accrued interest)	3,655,049
Principal Amount			Value

Repurchase Agreements: (continued)
USD	760,841	Repurchase agreement dated 4/30/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.71%, due 5/1/18, proceeds $760,877; (collateralized by various U.S. government and agency obligations, 0.63% to 3.00%, due 4/15/23 to 2/15/48, valued at $776,058 including accrued interest)	$760,841
	3,655,049	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $3,655,226; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $3,728,150 including accrued interest)	3,655,049
Total Short-Term Investments Held As Collateral For Securities On Loan (Cost: $15,381,037)			15,381,037
Total Investments: 107.9% (Cost: $185,596,431)			184,812,251
Liabilities in excess of other assets: (7.9)%			(13,453,768)
NET ASSETS: 100.0%			$171,358,483

See Notes to Financial Statements

66

Definitions:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(e)	Security in default of principal
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $14,745,204.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $69,943 which represents 0.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $71,478 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $70,750,215, or 41.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	9.5%	$16,066,683
Communications	16.9	28,733,220
Consumer, Cyclical	8.6	14,502,028
Consumer, Non-cyclical	10.5	17,727,430
Diversified	1.0	1,688,592
Energy	9.9	16,827,652
Financial	28.7	48,711,816
Government	1.2	2,023,908
Industrial	8.5	14,332,516
Technology	0.9	1,470,010
Utilities	3.5	5,925,295
Money Market Fund	0.8	1,422,064
	100.0%	$169,431,214

See Notes to Financial Statements

67

VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$2,172,663	$—	$2,172,663
Australia	—	927,578	—	927,578
Austria	—	1,520,399	—	1,520,399
Azerbaijan	—	151,300	—	151,300
Belgium	—	558,034	—	558,034
Bermuda	—	1,268,024	—	1,268,024
Brazil	—	6,922,606	—	6,922,606
British Virgin Islands	—	4,768,437	—	4,768,437
Bulgaria	—	122,886	—	122,886
Canada	—	11,531,624	—	11,531,624
Cayman Islands	—	11,982,065	—	11,982,065
Chile	—	187,524	—	187,524
China / Hong Kong	—	2,469,772	—	2,469,772
Colombia	—	1,211,888	—	1,211,888
Czech Republic	—	183,007	—	183,007
Denmark	—	242,535	—	242,535
Finland	—	1,226,759	—	1,226,759
France	—	10,903,230	—	10,903,230
Georgia	—	215,793	—	215,793
Germany	—	6,423,785	—	6,423,785
India	—	805,156	—	805,156
Indonesia	—	193,939	—	193,939
Ireland	—	5,176,559	—	5,176,559
Italy	—	11,263,440	—	11,263,440
Japan	—	3,098,355	—	3,098,355
Kazakhstan	—	1,288,586	—	1,288,586
Luxembourg	—	16,194,383	—	16,194,383
Marshall Islands	—	103,750	—	103,750
Mauritius	—	678,974	—	678,974
Mexico	—	2,336,637	—	2,336,637
Multi-Country	—	96,125	—	96,125
Netherlands	—	21,891,429	—	21,891,429
Nigeria	—	430,670	—	430,670
Panama	—	207,250	—	207,250
Peru	—	763,000	—	763,000
Portugal	—	268,771	—	268,771
Saudi Arabia	—	203,367	—	203,367
Singapore	—	1,422,499	—	1,422,499
South Africa	—	908,903	—	908,903
South Korea	—	292,270	—	292,270
Spain	—	2,490,848	—	2,490,848
Sweden	—	1,918,426	—	1,918,426
Thailand	—	392,253	—	392,253
Turkey	—	5,690,676	—	5,690,676
United Kingdom	—	18,256,691	—	18,256,691
United States	—	4,616,433	—	4,616,433
Government Obligations*	—	2,023,908	—	2,023,908
Common Stock*	—	5,943	—	5,943
Warrants*	—	—	0	0
Money Market Funds	1,422,064	—	—	1,422,064
Repurchase Agreements	—	15,381,037	—	15,381,037
Total	$1,422,064	$183,390,187	$0	$184,812,251

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between Level 1 and Level 2 during the year ended April 30, 2018.

See Notes to Financial Statements

68

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended April 30, 2018:

	Common Stocks	Warrants
	United States	Spain
Balance as of April 30, 2017	$2,875	$0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	0
Amortization	—	—
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3*	(2,875)	—
Balance as of April 30, 2018	$—	$0

*	Transfer of security from Level 3 to Level 2 was due to a change in valuation methodology resulting in an increased observability of inputs.

See Notes to Financial Statements

69

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount		Value

FLOATING RATE NOTES: 99.5%
Australia: 6.2%
	Australia & New Zealand Banking Group Ltd.
$500,000	2.12% (ICE LIBOR USD 3 Month+.32%), 11/09/20 144A	$500,581
1,050,000	2.59% (ICE LIBOR USD 3 Month+.71%), 05/19/22 144A	1,057,653
400,000	2.60% (ICE LIBOR USD 3 Month+.75%), 11/16/18 144A	401,302
500,000	2.93% (ICE LIBOR USD 3 Month+.66%), 09/23/19 144A	503,526
	Commonwealth Bank of Australia
600,000	2.52% (ICE LIBOR USD 3 Month+.45%), 03/10/20 144A	602,990
1,110,000	2.77% (ICE LIBOR USD 3 Month+.70%), 03/10/22 144A	1,118,687
1,800,000	2.85% (ICE LIBOR USD 3 Month+.70%), 03/16/23 144A	1,807,348
1,950,000	2.86% (ICE LIBOR USD 3 Month+.83%), 09/06/21 144A	1,975,028
150,000	3.15% (ICE LIBOR USD 3 Month+.79%), 11/02/18 144A	150,554
80,000	3.18% (ICE LIBOR USD 3 Month+1.06%), 03/15/19 144A	80,624
700,000	Macquarie Bank Ltd. 3.48% (ICE LIBOR USD 3 Month+1.12%), 07/29/20 144A	710,003
1,500,000	Macquarie Group Ltd. 3.64% (ICE LIBOR USD 3 Month+1.35%), 03/27/23 (c) 144A	1,530,345
	National Australia Bank Ltd.
1,900,000	2.41% (ICE LIBOR USD 3 Month+.51%), 05/22/20 144A	1,910,830
805,000	2.62% (ICE LIBOR USD 3 Month+.72%), 05/22/22 144A	812,076
400,000	2.69% (ICE LIBOR USD 3 Month+.35%), 01/12/21 144A	400,180
1,450,000	2.94% (ICE LIBOR USD 3 Month+.60%), 04/12/23 144A	1,450,448
150,000	3.13% (ICE LIBOR USD 3 Month+.78%), 01/14/19 144A	150,661
1,000,000	3.23% (ICE LIBOR USD 3 Month+.89%), 01/10/22 144A	1,014,597
900,000	3.34% (ICE LIBOR USD 3 Month+1.00%), 07/12/21 144A	916,818
	Westpac Banking Corp.
600,000	2.46% (ICE LIBOR USD 3 Month+.43%), 03/06/20	602,700
85,000	2.70% (ICE LIBOR USD 3 Month+.34%), 01/25/21	85,136
1,400,000	2.73% (ICE LIBOR USD 3 Month+.85%), 08/19/21	1,420,343
1,105,000	2.91% (ICE LIBOR USD 3 Month+.57%), 01/11/23	1,105,338
1,600,000	3.00% (ICE LIBOR USD 3 Month+.71%), 06/28/22	1,612,895
1,500,000	3.19% (ICE LIBOR USD 3 Month+.85%), 01/11/22	1,519,843
		23,440,506
Principal Amount		Value

British Virgin Islands: 0.1%
$270,000	Sinopec Group Overseas Development 2014 Ltd. 3.26% (ICE LIBOR USD 3 Month+.92%), 04/10/19 144A	$270,901
Canada: 4.1%
	Bank of Montreal
1,000,000	2.56% (ICE LIBOR USD 3 Month+.44%), 06/15/20	1,004,699
1,680,000	2.75% (ICE LIBOR USD 3 Month+.79%), 08/27/21	1,698,592
	Bank of Nova Scotia
485,000	2.62% (ICE LIBOR USD 3 Month+.29%), 01/08/21	484,218
201,000	2.64% (ICE LIBOR USD 3 Month+.62%), 12/05/19	202,443
1,400,000	2.67% (ICE LIBOR USD 3 Month+.64%), 03/07/22	1,409,551
600,000	2.80% (ICE LIBOR USD 3 Month+.44%), 04/20/21	602,085
125,000	3.18% (ICE LIBOR USD 3 Month+.83%), 01/15/19	125,654
	Canadian Imperial Bank of Commerce
986,000	2.55% (ICE LIBOR USD 3 Month+.52%), 09/06/19	990,355
151,000	2.63% (ICE LIBOR USD 3 Month+.31%), 10/05/20	151,421
544,000	2.68% (ICE LIBOR USD 3 Month+.32%), 02/02/21	543,998
1,300,000	2.87% (ICE LIBOR USD 3 Month+.72%), 06/16/22	1,309,853
	Enbridge, Inc.
190,000	2.74% (ICE LIBOR USD 3 Month+.40%), 01/10/20	190,046
500,000	2.82% (ICE LIBOR USD 3 Month+.70%), 06/15/20	503,512
585,000	National Bank of Canada 2.63% (ICE LIBOR USD 3 Month+.56%), 05/12/20 (c)	588,716
	Royal Bank of Canada
600,000	2.40% (ICE LIBOR USD 3 Month+.38%), 03/02/20	601,795
325,000	2.55% (ICE LIBOR USD 3 Month+.52%), 03/06/20	327,543
400,000	2.60% (ICE LIBOR USD 3 Month+.24%), 10/26/20	399,852
500,000	2.79% (ICE LIBOR USD 3 Month+.45%), 01/10/19	501,338
1,700,000	3.09% (ICE LIBOR USD 3 Month+.73%), 02/01/22	1,718,700
	Toronto-Dominion Bank
450,000	2.35% (ICE LIBOR USD 3 Month+.56%), 11/05/19	453,463
428,000	2.60% (ICE LIBOR USD 3 Month+.24%), 01/25/21	427,828
27,000	2.78% (ICE LIBOR USD 3 Month+.42%), 01/18/19	27,051
400,000	3.20% (ICE LIBOR USD 3 Month+.84%), 01/22/19	402,107
650,000	3.33% (ICE LIBOR USD 3 Month+1.00%), 04/07/21	664,436
		15,329,256

See Notes to Financial Statements

70

Principal Amount		Value

Cayman Islands: 0.3%
$1,250,000	Tencent Holdings Ltd. 2.96% (ICE LIBOR USD 3 Month+.60%), 01/19/23 144A	$1,255,851
China / Hong Kong: 0.1%
550,000	Industrial & Commercial Bank of China Ltd. 2.54% (ICE LIBOR USD 3 Month+.75%), 11/08/20	550,541
Denmark: 0.1%
300,000	Danske Bank A/S 2.61% (ICE LIBOR USD 3 Month+.58%), 09/06/19 144A	301,601
France: 1.1%
475,000	Banque Federative du Credit Mutuel SA 2.85% (ICE LIBOR USD 3 Month+.49%), 07/20/20 144A	477,031
	BPCE SA
875,000	2.86% (ICE LIBOR USD 3 Month+.88%), 05/31/22	884,365
1,500,000	3.12% (ICE LIBOR USD 3 Month+1.22%), 05/22/22 144A	1,526,526
	Credit Agricole SA
250,000	3.04% (ICE LIBOR USD 3 Month+.97%), 06/10/20 144A	253,506
400,000	3.15% (ICE LIBOR USD 3 Month+.80%), 04/15/19 144A	402,396
500,000	Societe Generale SA 3.66% (ICE LIBOR USD 3 Month+1.33%), 04/08/21 144A	512,716
100,000	Total Capital International SA 2.38% (ICE LIBOR USD 3 Month+.57%), 08/10/18	100,172
		4,156,712
Germany: 0.9%
	Deutsche Bank AG
1,085,000	3.04% (ICE LIBOR USD 3 Month+1.19%), 11/16/22	1,086,160
530,000	3.18% (ICE LIBOR USD 3 Month+.81%), 01/22/21	527,520
730,000	3.31% (ICE LIBOR USD 3 Month+.97%), 07/13/20	733,269
550,000	3.72% (ICE LIBOR USD 3 Month+1.91%), 05/10/19	556,911
325,000	3.81% (ICE LIBOR USD 3 Month+1.45%), 01/18/19	327,241
		3,231,101
Japan: 7.2%
	Mitsubishi UFJ Financial Group, Inc.
1,800,000	2.76% (ICE LIBOR USD 3 Month+.74%), 03/02/23	1,807,263
842,000	2.82% (ICE LIBOR USD 3 Month+.92%), 02/22/22	852,535
2,280,000	3.15% (ICE LIBOR USD 3 Month+1.06%), 09/13/21	2,319,180
2,515,000	3.15% (ICE LIBOR USD 3 Month+.79%), 07/25/22	2,538,119
800,000	3.89% (ICE LIBOR USD 3 Month+1.88%), 03/01/21	834,315
Principal Amount		Value

Japan: (continued)
	Mizuho Financial Group, Inc.
$2,500,000	2.81% (ICE LIBOR USD 3 Month+.79%), 03/05/23	$2,511,053
2,650,000	2.92% (ICE LIBOR USD 3 Month+.94%), 02/28/22	2,689,390
2,449,000	2.95% (ICE LIBOR USD 3 Month+.88%), 09/11/22	2,469,972
2,650,000	3.23% (ICE LIBOR USD 3 Month+1.14%), 09/13/21	2,692,779
400,000	3.82% (ICE LIBOR USD 3 Month+1.48%), 04/12/21 144A	410,985
	Sumitomo Mitsui Banking Corp.
377,000	2.70% (ICE LIBOR USD 3 Month+.35%), 01/17/20	377,436
400,000	2.88% (ICE LIBOR USD 3 Month+.54%), 01/11/19	401,148
400,000	3.03% (ICE LIBOR USD 3 Month+.67%), 10/19/18	401,220
700,000	3.30% (ICE LIBOR USD 3 Month+.94%), 01/18/19	703,529
	Sumitomo Mitsui Financial Group, Inc.
1,200,000	3.09% (ICE LIBOR USD 3 Month+.74%), 01/17/23	1,204,430
385,000	3.10% (ICE LIBOR USD 3 Month+.74%), 10/18/22	386,566
1,525,000	3.12% (ICE LIBOR USD 3 Month+.78%), 07/12/22	1,537,750
1,414,000	3.46% (ICE LIBOR USD 3 Month+1.11%), 07/14/21	1,441,592
1,090,000	3.50% (ICE LIBOR USD 3 Month+1.14%), 10/19/21	1,112,379
	Sumitomo Mitsui Trust Bank Ltd.
150,000	2.54% (ICE LIBOR USD 3 Month+.51%), 03/06/19 144A	150,354
300,000	3.27% (ICE LIBOR USD 3 Month+.91%), 10/18/19 144A	302,360
150,000	The Bank of Tokyo-Mitsubishi UFJ Ltd. 3.13% (ICE LIBOR USD 3 Month+1.02%), 09/14/18 144A	150,518
		27,294,873
Luxembourg: 0.2%
575,000	Allergan Funding SCS 3.33% (ICE LIBOR USD 3 Month+1.25%), 03/12/20	581,617
Mexico: 0.6%
1,990,000	Petroleos Mexicanos 5.72% (ICE LIBOR USD 3 Month+3.65%), 03/11/22 †	2,177,060
Netherlands: 3.5%
	ABN AMRO Bank NV
670,000	2.77% (ICE LIBOR USD 3 Month+.41%), 01/19/21 144A	671,043
650,000	3.00% (ICE LIBOR USD 3 Month+.64%), 01/18/19 144A	652,579
1,400,000	Bank Nederlandse Gemeenten NV 2.45% (ICE LIBOR USD 3 Month+.10%), 07/14/20 144A	1,402,330
1,059,000	Cooperatieve Rabobank UA 3.17% (ICE LIBOR USD 3 Month+.83%), 01/10/22	1,077,426

See Notes to Financial Statements

71

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Netherlands: (continued)
$200,000	ING Bank NV 3.38% (ICE LIBOR USD 3 Month+1.13%), 03/22/19 144A	$201,832
2,500,000	ING Groep NV 3.45% (ICE LIBOR USD 3 Month+1.15%), 03/29/22	2,555,576
400,000	Mondelez International Holdings Netherlands BV 2.97% (ICE LIBOR USD 3 Month+.61%), 10/28/19 144A	401,851
	Nederlandse Waterschapsbank NV
200,000	1.80% (ICE LIBOR USD 3 Month+.01%), 02/08/19 144A	200,012
1,000,000	1.81% (ICE LIBOR USD 3 Month+.02%), 08/09/19 144A	999,977
1,000,000	2.14% (ICE LIBOR USD 3 Month+.02%), 03/15/19 144A	999,984
	Shell International Finance BV
874,000	2.26% (ICE LIBOR USD 3 Month+.45%), 05/11/20	881,253
150,000	2.39% (ICE LIBOR USD 3 Month+.58%), 11/10/18	150,429
316,000	2.42% (ICE LIBOR USD 3 Month+.35%), 09/12/19	317,469
	Siemens Financieringsmaatschappij NV
800,000	2.49% (ICE LIBOR USD 3 Month+.34%), 03/16/20 144A	803,949
1,900,000	2.76% (ICE LIBOR USD 3 Month+.61%), 03/16/22 144A	1,922,665
		13,238,375
Norway: 0.3%
500,000	DNB Bank ASA 2.68% (ICE LIBOR USD 3 Month+.37%), 10/02/20 144A	501,410
550,000	Statoil ASA 2.25% (ICE LIBOR USD 3 Month+.46%), 11/08/18	551,159
		1,052,569
Singapore: 0.5%
	DBS Group Holdings Ltd.
450,000	2.54% (ICE LIBOR USD 3 Month+.49%), 06/08/20 144A	450,927
675,000	2.85% (ICE LIBOR USD 3 Month+.50%), 07/16/19 144A	675,955
900,000	2.98% (ICE LIBOR USD 3 Month+.62%), 07/25/22 144A	903,378
		2,030,260
South Korea: 0.1%
510,000	KEB Hana Bank 3.05% (ICE LIBOR USD 3 Month+.72%), 04/05/20 144A	511,805
Spain: 0.7%
	Banco Santander SA
1,370,000	3.01% (ICE LIBOR USD 3 Month+1.09%), 02/23/23	1,381,916
1,300,000	3.90% (ICE LIBOR USD 3 Month+1.56%), 04/11/22	1,337,547
		2,719,463
Principal Amount		Value

Sweden: 1.0%
	Nordea Bank AB
$1,150,000	2.45% (ICE LIBOR USD 3 Month+.47%), 05/29/20 144A	$1,155,773
150,000	3.02% (ICE LIBOR USD 3 Month+.84%), 09/17/18 144A	150,445
325,000	Skandinaviska Enskilda Banken AB 2.66% (ICE LIBOR USD 3 Month+.57%), 09/13/19 144A	326,744
	Svenska Handelsbanken AB
500,000	2.41% (ICE LIBOR USD 3 Month+.36%), 09/08/20	501,724
300,000	2.52% (ICE LIBOR USD 3 Month+.49%), 09/06/19	301,312
1,200,000	Swedbank AB 2.81% (ICE LIBOR USD 3 Month+.70%), 03/14/22 144A	1,210,769
		3,646,767
Switzerland: 3.5%
1,100,000	Credit Suisse Group AG 3.31% (ICE LIBOR USD 3 Month+1.20%), 12/14/22 (c) 144A	1,122,411
	UBS AG
525,000	2.30% (ICE LIBOR USD 3 Month+.32%), 05/28/19 † 144A	525,600
700,000	2.35% (ICE LIBOR USD 3 Month+.32%), 12/07/18 144A	700,678
300,000	2.47% (ICE LIBOR USD 3 Month+.64%), 08/14/19 †	301,353
647,000	2.49% (ICE LIBOR USD 3 Month+.48%), 11/01/20 (c) 144A	648,128
1,900,000	2.63% (ICE LIBOR USD 3 Month+.58%), 05/08/20 (c) 144A	1,908,102
1,770,000	UBS Group Funding Jersey Ltd. 3.89% (ICE LIBOR USD 3 Month+1.53%), 02/01/22 144A	1,828,411
	UBS Group Funding Switzerland AG
2,750,000	2.79% (ICE LIBOR USD 3 Month+.95%), 08/15/22 (c) 144A	2,771,242
2,340,000	3.14% (ICE LIBOR USD 3 Month+1.22%), 05/23/22 (c) 144A	2,383,225
930,000	4.13% (ICE LIBOR USD 3 Month+1.78%), 04/14/21 144A	963,943
		13,153,093
United Kingdom: 4.8%
	Barclays Plc
1,000,000	2.80% (ICE LIBOR USD 3 Month+.46%), 12/11/20 (c)	1,002,356
2,385,000	3.92% (ICE LIBOR USD 3 Month+2.11%), 08/10/21	2,492,866
1,737,000	3.96% (ICE LIBOR USD 3 Month+1.62%), 01/10/22 (c) †	1,791,194
972,000	Credit Suisse Group Funding Guernsey Ltd. 4.65% (ICE LIBOR USD 3 Month+2.29%), 04/16/21 †	1,021,332
	HSBC Holdings Plc
2,380,000	3.60% (ICE LIBOR USD 3 Month+1.66%), 05/25/21	2,467,901

See Notes to Financial Statements

72

Principal Amount		Value

United Kingdom: (continued)
$2,980,000	3.82% (ICE LIBOR USD 3 Month+1.50%), 01/05/22	$3,085,654
699,000	4.29% (ICE LIBOR USD 3 Month+2.24%), 03/08/21 †	735,210
1,500,000	Reckitt Benckiser Treasury Services Plc 2.85% (ICE LIBOR USD 3 Month+.56%), 06/24/22 144A	1,498,479
3,590,000	Royal Bank of Scotland Group Plc 3.31% (ICE LIBOR USD 3 Month+1.47%), 05/15/22 (c)	3,638,480
400,000	Standard Chartered Plc 3.01% (ICE LIBOR USD 3 Month+1.13%), 08/19/19 144A	403,953
		18,137,425
United States: 64.2%
215,000	American Express Co. 2.69% (ICE LIBOR USD 3 Month+.33%), 09/29/20 (c)	215,328
	American Express Credit Corp.
650,000	2.12% (ICE LIBOR USD 3 Month+.33%), 04/03/19 (c)	650,823
750,000	2.73% (ICE LIBOR USD 3 Month+.55%), 03/18/19	752,898
163,000	3.16% (ICE LIBOR USD 3 Month+1.05%), 08/14/20 (c)	165,806
	American Honda Finance Corp.
390,000	2.16% (ICE LIBOR USD 3 Month+.28%), 11/19/18	390,533
300,000	2.17% (ICE LIBOR USD 3 Month+.34%), 02/14/20	301,343
500,000	2.51% (ICE LIBOR USD 3 Month+.15%), 01/22/19	500,387
1,420,000	Anheuser-Busch InBev Finance, Inc. 3.62% (ICE LIBOR USD 3 Month+1.26%), 02/01/21	1,463,402
	Apple, Inc.
150,000	1.87% (ICE LIBOR USD 3 Month+.08%), 02/08/19	150,062
600,000	1.88% (ICE LIBOR USD 3 Month+.07%), 05/11/20	600,067
600,000	1.99% (ICE LIBOR USD 3 Month+.20%), 02/07/20	602,107
654,000	2.05% (ICE LIBOR USD 3 Month+.25%), 02/07/20	656,831
300,000	2.09% (ICE LIBOR USD 3 Month+.30%), 05/06/19	301,048
1,700,000	2.16% (ICE LIBOR USD 3 Month+.35%), 05/11/22	1,715,342
1,904,000	2.30% (ICE LIBOR USD 3 Month+.50%), 02/09/22	1,930,389
700,000	2.74% (ICE LIBOR USD 3 Month+.82%), 02/22/19	704,573
900,000	3.05% (ICE LIBOR USD 3 Month+1.13%), 02/23/21 †	923,793
	AT&T, Inc.
1,777,000	2.72% (ICE LIBOR USD 3 Month+.89%), 05/23/18 (c)	1,794,916
675,000	3.00% (ICE LIBOR USD 3 Month+.65%), 01/15/20	679,334
Principal Amount		Value

United States: (continued)
$768,000	3.23% (ICE LIBOR USD 3 Month+.93%), 06/30/20	$777,603
3,493,000	3.30% (ICE LIBOR USD 3 Month+.95%), 07/15/21	3,544,215
1,140,000	Athene Global Funding 3.54% (ICE LIBOR USD 3 Month+1.23%), 07/01/22 144A	1,162,719
	Bank of America Corp.
4,100,000	2.56% (ICE LIBOR USD 3 Month+.77%), 02/05/25 (c)	4,033,612
1,500,000	2.74% (ICE LIBOR USD 3 Month+.38%), 01/23/21 (c)	1,494,594
2,100,000	2.81% (ICE LIBOR USD 3 Month+.79%), 03/05/23 (c)	2,099,437
600,000	2.96% (ICE LIBOR USD 3 Month+.65%), 10/01/20 (c)	603,389
1,800,000	3.02% (ICE LIBOR USD 3 Month+.66%), 07/21/20 (c)	1,810,503
161,000	3.18% (ICE LIBOR USD 3 Month+.87%), 04/01/19	162,210
3,375,000	3.36% (ICE LIBOR USD 3 Month+1.00%), 04/24/22 (c)	3,424,017
1,706,000	3.39% (ICE LIBOR USD 3 Month+1.04%), 01/15/19	1,718,020
2,238,000	3.52% (ICE LIBOR USD 3 Month+1.16%), 01/20/22 (c)	2,281,970
1,500,000	3.54% (ICE LIBOR USD 3 Month+1.18%), 10/21/21 (c)	1,529,982
1,770,000	3.78% (ICE LIBOR USD 3 Month+1.42%), 04/19/21	1,823,693
	BAT Capital Corp.
500,000	2.42% (ICE LIBOR USD 3 Month+.59%), 08/14/20 144A	502,690
2,000,000	2.72% (ICE LIBOR USD 3 Month+.88%), 07/15/22 (c) 144A	2,024,707
600,000	BB&T Corp. 2.69% (ICE LIBOR USD 3 Month+.57%), 06/15/20	603,387
	Berkshire Hathaway Finance Corp.
400,000	2.59% (ICE LIBOR USD 3 Month+.25%), 01/11/19	400,824
430,000	2.81% (ICE LIBOR USD 3 Month+.69%), 03/15/19	432,510
250,000	BMW US Capital LLC 2.70% (ICE LIBOR USD 3 Month+.38%), 04/06/20 144A	250,759
399,000	Branch Banking & Trust Co. 2.80% (ICE LIBOR USD 3 Month+.45%), 12/15/19 (c)	400,392
600,000	Campbell Soup Co. 2.65% (ICE LIBOR USD 3 Month+.50%), 03/16/20	601,596
415,000	Capital One Financial Corp. 2.57% (ICE LIBOR USD 3 Month+.76%), 04/12/20 (c)	417,239
1,415,000	Capital One NA 3.51% (ICE LIBOR USD 3 Month+1.15%), 01/30/22 (c)	1,431,500

See Notes to Financial Statements

73

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
$516,000	Caterpillar Financial Services Corp. 2.85% (ICE LIBOR USD 3 Month+.51%), 01/10/20	$519,852
	Cisco Systems, Inc.
200,000	2.51% (ICE LIBOR USD 3 Month+.50%), 03/01/19	200,823
400,000	2.54% (ICE LIBOR USD 3 Month+.34%), 09/20/19	401,511
	Citibank NA
800,000	2.03% (ICE LIBOR USD 3 Month+.23%), 11/09/18	800,567
800,000	2.19% (ICE LIBOR USD 3 Month+.35%), 01/12/21 (c)	800,868
700,000	2.44% (ICE LIBOR USD 3 Month+.26%), 09/18/19	700,361
290,000	2.57% (ICE LIBOR USD 3 Month+.50%), 06/12/20	291,388
500,000	2.66% (ICE LIBOR USD 3 Month+.30%), 10/20/20	500,422
	Citigroup, Inc.
1,180,000	2.49% (ICE LIBOR USD 3 Month+.55%), 08/25/36	1,025,765
500,000	2.96% (ICE LIBOR USD 3 Month+.93%), 06/07/19	503,588
4,013,000	2.98% (ICE LIBOR USD 3 Month+1.10%), 05/17/23 (c)	4,084,048
1,780,000	3.12% (ICE LIBOR USD 3 Month+1.07%), 11/08/21 (c)	1,807,818
1,300,000	3.13% (ICE LIBOR USD 3 Month+.79%), 12/10/19 (c)	1,309,545
1,800,000	3.31% (ICE LIBOR USD 3 Month+.95%), 07/24/22 (c)	1,820,083
3,100,000	3.32% (ICE LIBOR USD 3 Month+.96%), 03/25/22 (c)	3,149,214
4,245,000	3.44% (ICE LIBOR USD 3 Month+1.43%), 09/01/22 (c)	4,358,897
2,575,000	3.55% (ICE LIBOR USD 3 Month+1.19%), 08/02/21	2,622,333
1,200,000	3.68% (ICE LIBOR USD 3 Month+1.38%), 03/30/21	1,232,838
126,000	Conagra Brands, Inc. 2.83% (ICE LIBOR USD 3 Month+.50%), 10/09/20	126,196
1,050,000	ConocoPhillips Co. 2.74% (ICE LIBOR USD 3 Month+.90%), 05/15/22	1,070,588
	CVS Health Corp.
1,000,000	2.69% (ICE LIBOR USD 3 Month+.63%), 03/09/20	1,004,939
990,000	2.78% (ICE LIBOR USD 3 Month+.72%), 03/09/21	999,507
	Daimler Finance North America LLC
150,000	2.04% (ICE LIBOR USD 3 Month+.25%), 11/05/18 144A	150,104
490,000	2.32% (ICE LIBOR USD 3 Month+.53%), 05/05/20 144A	492,461
1,050,000	2.35% (ICE LIBOR USD 3 Month+.45%), 02/22/21 144A	1,052,433
Principal Amount		Value

United States: (continued)
$400,000	Dominion Energy, Inc. 2.56% (ICE LIBOR USD 3 Month+.55%), 06/01/19 144A	$401,694
748,000	DXC Technology Co. 2.96% (ICE LIBOR USD 3 Month+.95%), 08/20/18 (c)	749,227
827,000	EI du Pont de Nemours & Co. 2.89% (ICE LIBOR USD 3 Month+.53%), 05/01/20	829,454
600,000	EQT Corp. 3.08% (ICE LIBOR USD 3 Month+.77%), 10/05/18 (c)	601,542
	Exxon Mobil Corp.
725,000	2.27% (ICE LIBOR USD 3 Month+.15%), 03/15/19	725,957
650,000	2.40% (ICE LIBOR USD 3 Month+.37%), 03/06/22	655,961
601,000	Florida Power & Light Co. 2.07% (ICE LIBOR USD 3 Month+.28%), 05/11/18 (c)	601,041
	Ford Motor Credit Co. LLC
500,000	2.83% (ICE LIBOR USD 3 Month+.81%), 04/05/21	502,263
1,420,000	2.87% (ICE LIBOR USD 3 Month+1.08%), 08/03/22	1,432,235
710,000	2.90% (ICE LIBOR USD 3 Month+.83%), 03/12/19	712,496
419,000	3.33% (ICE LIBOR USD 3 Month+1.00%), 01/09/20	423,300
	General Electric Capital Corp.
2,332,000	2.17% (ICE LIBOR USD 3 Month+.38%), 05/05/26	2,249,332
1,445,000	3.12% (ICE LIBOR USD 3 Month+1.00%), 03/15/23	1,460,055
550,000	General Motors Co. 2.59% (ICE LIBOR USD 3 Month+.80%), 08/07/20	553,942
	General Motors Financial Co., Inc.
1,459,000	3.27% (ICE LIBOR USD 3 Month+.93%), 04/13/20	1,472,856
1,205,000	3.61% (ICE LIBOR USD 3 Month+1.31%), 06/30/22	1,229,257
1,140,000	3.90% (ICE LIBOR USD 3 Month+1.55%), 01/14/22	1,170,290
	Gilead Sciences, Inc.
350,000	2.42% (ICE LIBOR USD 3 Month+.22%), 03/20/19	350,411
506,000	2.45% (ICE LIBOR USD 3 Month+.25%), 09/20/19	506,995
	Goldman Sachs Group, Inc.
6,000,000	2.56% (ICE LIBOR USD 3 Month+.75%), 02/23/23	6,006,528
200,000	2.89% (ICE LIBOR USD 3 Month+.80%), 12/13/19	201,577
1,000,000	2.94% (ICE LIBOR USD 3 Month+1.10%), 11/15/18	1,004,827
3,200,000	3.01% (ICE LIBOR USD 3 Month+1.17%), 11/15/20 (c)	3,248,843

See Notes to Financial Statements

74

Principal Amount		Value

United States: (continued)
$800,000	3.02% (ICE LIBOR USD 3 Month+.73%), 12/27/19 (c)	$804,216
1,550,000	3.07% (ICE LIBOR USD 3 Month+1.05%), 06/05/22 (c)	1,567,856
2,350,000	3.14% (ICE LIBOR USD 3 Month+.78%), 10/31/21 (c)	2,359,993
1,700,000	3.32% (ICE LIBOR USD 3 Month+1.20%), 08/15/20 (c)	1,732,018
1,438,000	3.36% (ICE LIBOR USD 3 Month+1.00%), 07/24/22 (c)	1,452,020
750,000	3.38% (ICE LIBOR USD 3 Month+1.02%), 10/23/19	758,545
150,000	3.40% (ICE LIBOR USD 3 Month+1.04%), 04/25/19	151,052
4,116,000	3.47% (ICE LIBOR USD 3 Month+1.11%), 04/26/21 (c)	4,174,037
2,005,000	3.52% (ICE LIBOR USD 3 Month+1.16%), 03/23/20 (c)	2,035,131
4,424,000	3.58% (ICE LIBOR USD 3 Month+1.60%), 11/29/23	4,615,088
245,000	3.71% (ICE LIBOR USD 3 Month+1.77%), 02/25/21 †	253,476
1,800,000	3.72% (ICE LIBOR USD 3 Month+1.36%), 03/23/21 (c)	1,843,723
2,305,000	4.11% (ICE LIBOR USD 3 Month+1.75%), 10/28/26 (c) †	2,420,089
1,110,000	Hartford Financial Services Group, Inc. 3.96% (ICE LIBOR USD 3 Month+2.12%), 05/31/18 (c) 144A	1,075,035
540,000	Home Depot, Inc. 2.17% (ICE LIBOR USD 3 Month+.15%), 06/05/20	541,619
	IBM Credit LLC
584,000	2.18% (ICE LIBOR USD 3 Month+.15%), 09/06/19	584,983
750,000	2.62% (ICE LIBOR USD 3 Month+.26%), 01/20/21	753,504
	Intel Corp.
708,000	1.89% (ICE LIBOR USD 3 Month+.08%), 05/11/20	709,037
1,835,000	2.16% (ICE LIBOR USD 3 Month+.35%), 05/11/22	1,850,653
	International Business Machines Corp.
1,230,000	2.18% (ICE LIBOR USD 3 Month+.37%), 02/12/19	1,233,244
710,000	2.37% (ICE LIBOR USD 3 Month+.58%), 11/06/21	717,838
500,000	2.60% (ICE LIBOR USD 3 Month+.23%), 01/27/20	501,507
650,000	John Deere Capital Corp. 2.33% (ICE LIBOR USD 3 Month+.24%), 03/12/21	653,082
	JPMorgan Chase & Co.
1,893,000	2.61% (ICE LIBOR USD 3 Month+.55%), 03/09/20 (c)	1,901,804
1,230,000	2.84% (ICE LIBOR USD 3 Month+1.00%), 05/31/18 (c)	1,108,230
450,000	2.99% (ICE LIBOR USD 3 Month+.63%), 01/28/19	451,606
Principal Amount		Value

United States: (continued)
$1,440,000	3.13% (ICE LIBOR USD 3 Month+1.10%), 05/07/21 (c)	$1,469,709
1,400,000	3.19% (ICE LIBOR USD 3 Month+.85%), 01/10/24 (c)	1,399,930
3,500,000	3.26% (ICE LIBOR USD 3 Month+.90%), 04/25/22 (c)	3,545,100
919,000	3.32% (ICE LIBOR USD 3 Month+.95%), 01/23/20	931,107
1,650,000	3.35% (ICE LIBOR USD 3 Month+1.00%), 01/15/22 (c)	1,673,121
605,000	3.49% (ICE LIBOR USD 3 Month+1.48%), 02/01/21 (c)	623,582
150,000	3.56% (ICE LIBOR USD 3 Month+1.21%), 09/29/20 (c)	153,152
4,505,000	3.59% (ICE LIBOR USD 3 Month+1.23%), 10/24/22 (c)	4,612,887
	JPMorgan Chase Bank NA
1,743,000	2.07% (ICE LIBOR USD 3 Month+.25%), 02/13/19 (c)	1,744,557
1,000,000	2.65% (ICE LIBOR USD 3 Month+.29%), 02/01/20 (c)	1,000,850
	Kraft Heinz Foods Co.
1,281,000	2.38% (ICE LIBOR USD 3 Month+.57%), 02/10/21	1,283,926
315,000	2.63% (ICE LIBOR USD 3 Month+.82%), 08/10/22	317,961
500,000	Medtronic, Inc. 2.92% (ICE LIBOR USD 3 Month+.80%), 03/15/20	505,732
763,000	Merck & Co., Inc. 2.19% (ICE LIBOR USD 3 Month+.38%), 02/10/20	767,487
	Metropolitan Life Global Funding I
490,000	2.40% (ICE LIBOR USD 3 Month+.22%), 09/19/19 144A	490,831
200,000	2.61% (ICE LIBOR USD 3 Month+.43%), 12/19/18 144A	200,527
	Morgan Stanley
2,000,000	2.29% (ICE LIBOR USD 3 Month+.55%), 02/10/20 (c)	2,007,297
2,680,000	2.63% (ICE LIBOR USD 3 Month+.80%), 02/14/19 (c)	2,689,799
4,320,000	3.01% (ICE LIBOR USD 3 Month+1.22%), 05/08/23 (c)	4,406,015
150,000	3.10% (ICE LIBOR USD 3 Month+.74%), 07/23/19	150,798
350,000	3.21% (ICE LIBOR USD 3 Month+.85%), 01/24/19	351,796
4,267,000	3.29% (ICE LIBOR USD 3 Month+.93%), 07/22/21 (c)	4,320,140
528,000	3.51% (ICE LIBOR USD 3 Month+1.14%), 01/27/20	535,424
6,750,000	3.54% (ICE LIBOR USD 3 Month+1.18%), 01/20/21 (c)	6,854,477
150,000	3.73% (ICE LIBOR USD 3 Month+1.38%), 02/01/19	151,299
6,945,000	3.76% (ICE LIBOR USD 3 Month+1.40%), 10/24/22 (c)	7,138,034

See Notes to Financial Statements

75

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
	Morgan Stanley (continued)
$2,324,000	3.76% (ICE LIBOR USD 3 Month+1.40%), 04/21/21	$2,390,073
400,000	Nasdaq, Inc. 2.64% (ICE LIBOR USD 3 Month+.39%), 03/22/19	400,718
1,350,000	NBCUniversal Enterprise, Inc. 2.71% (ICE LIBOR USD 3 Month+.40%), 04/01/21 144A	1,357,905
	New York Life Global Funding
350,000	2.46% (ICE LIBOR USD 3 Month+.12%), 04/12/19 144A	350,321
300,000	2.46% (ICE LIBOR USD 3 Month+.10%), 01/21/20 144A	300,175
700,000	NextEra Energy Capital Holdings, Inc. 2.37% (ICE LIBOR USD 3 Month+.32%), 09/03/19	701,627
	Nissan Motor Acceptance Corp.
300,000	2.61% (ICE LIBOR USD 3 Month+.52%), 09/13/19 144A	301,197
1,400,000	3.23% (ICE LIBOR USD 3 Month+.89%), 01/13/22 144A	1,420,422
	Oracle Corp.
385,000	2.84% (ICE LIBOR USD 3 Month+.51%), 10/08/19	388,022
324,000	2.93% (ICE LIBOR USD 3 Month+.58%), 01/15/19	325,030
400,000	Pacific Gas & Electric Co. 2.21% (ICE LIBOR USD 3 Month+.23%), 11/28/18 144A	399,615
800,000	PepsiCo, Inc. 2.35% (ICE LIBOR USD 3 Month+.00%), 10/15/18	800,100
	PNC Bank NA
600,000	2.24% (ICE LIBOR USD 3 Month+.36%), 05/19/20	602,576
1,135,000	2.87% (ICE LIBOR USD 3 Month+.50%), 07/27/22	1,143,040
	QUALCOMM, Inc.
400,000	2.24% (ICE LIBOR USD 3 Month+.36%), 05/20/19	401,430
200,000	2.33% (ICE LIBOR USD 3 Month+.45%), 05/20/20	200,874
1,500,000	3.09% (ICE LIBOR USD 3 Month+.73%), 01/30/23	1,500,000
290,000	Roche Holdings, Inc. 2.64% (ICE LIBOR USD 3 Month+.34%), 09/30/19 144A	291,421
	Sempra Energy
900,000	2.57% (ICE LIBOR USD 3 Month+.45%), 03/15/21	902,562
125,000	2.60% (ICE LIBOR USD 3 Month+.25%), 07/15/19	125,238
850,000	2.85% (ICE LIBOR USD 3 Month+.50%), 01/14/19 (c)	851,527
600,000	Southern Power Co. 2.75% (ICE LIBOR USD 3 Month+.55%), 12/20/18 (c) 144A	600,993
476,000	State Street Corp. 2.78% (ICE LIBOR USD 3 Month+.90%), 08/18/20	484,217
Principal Amount		Value

United States: (continued)
$600,000	Synchrony Bank 2.93% (ICE LIBOR USD 3 Month+.62%), 03/30/20	$602,005
	Toyota Motor Credit Corp.
250,000	2.07% (ICE LIBOR USD 3 Month+.23%), 08/15/18	250,144
250,000	2.44% (ICE LIBOR USD 3 Month+.15%), 12/24/18	250,303
850,000	2.44% (ICE LIBOR USD 3 Month+.37%), 03/12/20	854,217
907,000	2.53% (ICE LIBOR USD 3 Month+.48%), 09/08/22	914,419
900,000	2.61% (ICE LIBOR USD 3 Month+.26%), 04/17/20	903,867
150,000	2.70% (ICE LIBOR USD 3 Month+.82%), 02/19/19	150,873
150,000	2.80% (ICE LIBOR USD 3 Month+.44%), 10/18/19	150,768
1,434,000	United Parcel Service, Inc. 2.76% (ICE LIBOR USD 3 Month+.45%), 04/01/23	1,438,761
470,000	US Bancorp 2.33% (ICE LIBOR USD 3 Month+.49%), 10/15/18 (c)	470,861
	US Bank NA
500,000	1.95% (ICE LIBOR USD 3 Month+.12%), 02/14/19 (c)	500,333
169,000	2.09% (ICE LIBOR USD 3 Month+.15%), 04/24/19 (c)	169,114
453,000	2.48% (ICE LIBOR USD 3 Month+.12%), 12/17/19 (c)	453,005
	Verizon Communications, Inc.
1,420,000	2.45% (ICE LIBOR USD 3 Month+.55%), 05/22/20	1,428,522
3,222,000	3.15% (ICE LIBOR USD 3 Month+1.00%), 03/16/22	3,292,581
85,000	Vulcan Materials Co. 2.57% (ICE LIBOR USD 3 Month+.65%), 03/01/21	85,175
	Walt Disney Co.
455,000	2.21% (ICE LIBOR USD 3 Month+.19%), 06/05/20	456,303
1,015,000	2.41% (ICE LIBOR USD 3 Month+.39%), 03/04/22	1,021,352
	Wells Fargo & Co.
4,550,000	2.74% (ICE LIBOR USD 3 Month+.93%), 02/11/21 (c)	4,598,729
650,000	3.04% (ICE LIBOR USD 3 Month+.68%), 01/30/20	654,109
1,066,000	3.24% (ICE LIBOR USD 3 Month+.88%), 07/22/20	1,078,931
1,060,000	3.36% (ICE LIBOR USD 3 Month+1.34%), 03/04/21	1,086,865
3,148,000	3.39% (ICE LIBOR USD 3 Month+1.02%), 07/26/21	3,208,058
3,040,000	3.47% (ICE LIBOR USD 3 Month+1.11%), 01/24/22 (c)	3,084,235
4,202,000	3.59% (ICE LIBOR USD 3 Month+1.23%), 10/31/22 (c)	4,295,161

See Notes to Financial Statements

76

Principal Amount		Value

United States: (continued)
	Wells Fargo Bank NA
$150,000	2.48% (ICE LIBOR USD 3 Month+.50%), 11/28/18	$150,411
150,000	2.54% (ICE LIBOR USD 3 Month+.60%), 05/24/19	150,727
1,300,000	2.58% (ICE LIBOR USD 3 Month+.23%), 01/15/20	1,301,489
400,000	2.66% (ICE LIBOR USD 3 Month+.31%), 01/15/21	400,278
750,000	2.68% (ICE LIBOR USD 3 Month+.65%), 12/06/19	755,636
		242,118,021
Total Floating Rate Notes (Cost: $373,641,591)		375,197,797

Number of Shares
MONEY MARKET FUND: 0.8% (Cost: $3,244,181)
3,244,181	Dreyfus Government Cash Management Fund – Institutional Shares	3,244,181
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $376,885,772)		378,441,978

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.0%
Repurchase Agreements: 2.0%
$1,791,163	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $1,791,249; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $1,826,986 including accrued interest)	1,791,163
1,791,163	Repurchase agreement dated 4/30/18 with Daiwa Capital Markets America, Inc., 1.72%, due 5/1/18, proceeds $1,791,249; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 5/15/18 to 12/1/51, valued at $1,826,986 including accrued interest)	1,791,163
Principal Amount		Value

Repurchase Agreements: (continued)
$1,791,163	Repurchase agreement dated 4/30/18 with HSBC Securities USA, Inc., 1.72%, due 5/1/18, proceeds $1,791,249; (collateralized by various U.S. government and agency obligations, 2.50% to 6.50%, due 3/1/22 to 4/1/48, valued at $1,826,988 including accrued interest)	$1,791,163
376,000	Repurchase agreement dated 4/30/18 with J.P. Morgan Securities LLC , 1.71%, due 5/1/18, proceeds $376,018; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 1/31/19 to 1/31/24, valued at $383,521 including accrued interest)	376,000
1,791,163	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $1,791,250; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $1,826,986 including accrued interest)	1,791,163
Total Short-Term Investments Held As Collateral For Securities On Loan (Cost: $7,540,652)		7,540,652
Total Investments: 102.3% (Cost: $384,426,424)		385,982,630
Liabilities in excess of other assets: (2.3)%		(8,783,663)
NET ASSETS: 100.0%		$377,198,967

See Notes to Financial Statements

77

VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
†	Security fully or partially on loan. Total market value of securities on loan is $7,318,372.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $64,832,605, or 17.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	0.2%	$829,454
Communications	4.3	16,210,916
Consumer, Cyclical	4.3	16,372,488
Consumer, Non-cyclical	3.7	14,029,017
Energy	2.2	8,196,049
Financial	77.2	292,052,531
Industrial	1.4	5,423,484
Technology	4.6	17,499,561
Utilities	1.2	4,584,297
Money Market Fund	0.9	3,244,181
	100.0%	$378,441,978

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Floating Rate Notes*	$—	$375,197,797	$—	$375,197,797
Money Market Fund	3,244,181	—	—	3,244,181
Repurchase Agreements	—	7,540,652	—	7,540,652
Total	$3,244,181	$382,738,449	$—	$385,982,630

* See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

78

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Principal Amount			Value

CORPORATE BONDS: 0.8%
Colombia: 0.3%
		Empresas Publicas de Medellin ESP
COP	3,596,000,000	7.63%, 06/10/24 (c) Reg S	$1,309,013
	19,762,000,000	8.38%, 02/01/21 Reg S	7,314,851
	19,450,000,000	Financiera de Desarrollo Territorial SA Findeter 7.88%, 05/12/24 (c) Reg S	7,187,427
			15,811,291
Germany: 0.1%
		Kreditanstalt fuer Wiederaufbau
ZAR	45,100,000	7.88%, 01/15/20	3,650,774
TRY	5,850,000	9.25%, 05/22/20 Reg S	1,338,035
ZAR	20,000,000	Landwirtschaftliche Rentenbank 8.25%, 05/23/22 Reg S	1,637,008
			6,625,817
Ireland: 0.0%
RUB	134,900,000	RusHydro 8.13%, 09/28/22 Reg S	2,169,088
Mexico: 0.1%
		Petroleos Mexicanos
MXN	28,330,000	7.19%, 09/12/24 Reg S	1,361,086
	109,600,000	7.65%, 11/24/21 Reg S	5,649,700
			7,010,786
South Africa: 0.3%
		Eskom Holdings Ltd.
ZAR	77,330,000	0.00%, 08/18/27 ^	1,982,225
	11,000,000	7.50%, 09/15/33	695,388
	25,350,000	7.85%, 04/02/26	1,850,502
		Transnet Ltd.
	21,000,000	9.50%, 08/19/25	1,637,029
	85,800,000	10.80%, 11/06/23	7,335,470
	5,000,000	13.50%, 04/18/28	481,145
			13,981,759
Total Corporate Bonds (Cost: $56,945,018)			45,598,741
GOVERNMENT OBLIGATIONS: 97.3%
Argentina: 3.0%
		Argentine Bonos del Tesoro
ARS	1,443,574,000	15.50%, 10/17/26 †	66,014,768
	661,233,000	16.00%, 10/17/23	29,910,108
	1,557,886,000	18.20%, 10/03/21 †	72,813,989
			168,738,865
Brazil: 9.6%
		Brazilian Government International Bonds
BRL	4,440,000	8.50%, 01/05/24	1,321,294
	6,060,000	10.25%, 01/10/28	1,997,505
	3,360,000	12.50%, 01/05/22	1,152,431
		Letras do Tesouro Nacional
	88,115,000	0.00%, 07/01/19 ^	23,507,052
	142,900,000	0.00%, 10/01/19 ^	37,386,355
	188,480,000	0.00%, 01/01/20 ^	48,339,497
	116,320,000	0.00%, 04/01/20 ^	29,195,563
Principal Amount			Value

Brazil: (continued)
BRL	395,290,000	0.00%, 07/01/20 ^	$97,054,989
	155,659,000	0.00%, 07/01/21 ^	34,729,359
	112,280,000	0.00%, 01/01/22 ^	23,769,544
		Notas do Tesouro Nacional, Series F
	202,161,000	10.00%, 01/01/21	60,884,318
	266,563,000	10.00%, 01/01/23	79,622,583
	166,105,000	10.00%, 01/01/25	49,119,864
	160,860,000	10.00%, 01/01/27	47,159,547
	22,050,000	10.00%, 01/01/29	6,411,872
			541,651,773
Chile: 3.0%
		Bonos de la Tesoreria de la Republica de Chile
CLP	7,375,000,000	4.50%, 02/28/21	12,381,116
	17,095,000,000	4.50%, 03/01/21	28,696,213
	27,370,000,000	4.50%, 03/01/26	45,058,251
	25,000,000,000	5.00%, 03/01/35	41,362,627
	17,645,000,000	6.00%, 01/01/43	32,630,453
	450,000,000	Bonos del Banco Central de Chile 4.50%, 06/01/20	753,990
	4,414,500,000	Chilean Government International Bonds 5.50%, 08/05/20	7,524,611
			168,407,261
Colombia: 5.0%
		Colombian Government International Bonds
COP	7,725,000,000	7.75%, 04/14/21	2,898,548
	7,400,000,000	9.85%, 06/28/27	3,354,262
		Colombian TES
	66,804,100,000	6.00%, 04/28/28	23,076,072
	14,200,000,000	6.25%, 11/26/25	5,094,350
	43,847,200,000	7.00%, 09/11/19	16,138,634
	134,091,900,000	7.00%, 05/04/22	50,598,116
	49,632,700,000	7.00%, 06/30/32	18,033,420
	137,596,700,000	7.50%, 08/26/26	53,113,524
	82,038,100,000	7.75%, 09/18/30	32,139,049
	109,685,800,000	10.00%, 07/24/24	47,278,032
	77,000,300,000	11.00%, 07/24/20	30,994,698
			282,718,705
Czech Republic: 3.2%
		Czech Republic Government Bonds
CZK	195,580,000	0.00%, 02/10/20 ^	9,228,273
	175,730,000	0.25%, 02/10/27	7,406,277
	216,740,000	0.45%, 10/25/23 Reg S	9,868,592
	237,080,000	0.95%, 05/15/30 Reg S	10,027,746
	251,060,000	1.00%, 06/26/26 Reg S	11,350,504
	385,190,000	1.50%, 10/29/19 Reg S	18,562,298
	329,710,000	2.40%, 09/17/25 Reg S	16,609,784
	411,960,000	2.50%, 08/25/28 Reg S	20,933,711
	362,640,000	3.75%, 09/12/20 Reg S	18,404,365
	357,930,000	3.85%, 09/29/21 Reg S	18,706,199
	311,440,000	4.70%, 09/12/22 Reg S	17,102,141
	352,500,000	5.70%, 05/25/24 Reg S	21,138,346
			179,338,236

See Notes to Financial Statements

79

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Dominican Republic: 0.9%
		Dominican Republic International Bond
DOP	2,038,700,000	8.90%, 02/15/23 Reg S	$42,644,333
	400,000,000	8.90%, 02/15/23 144A	8,366,909
			51,011,242
Hungary: 3.6%
		Hungarian Government Bonds
HUF	2,502,290,000	1.00%, 09/23/20	9,789,213
	4,458,460,000	1.75%, 10/26/22	17,555,851
	1,417,520,000	2.00%, 10/30/19 †	5,617,730
	3,103,790,000	2.50%, 10/27/21	12,622,701
	1,297,000,000	2.75%, 12/22/26	5,147,834
	3,905,130,000	3.00%, 06/26/24	16,166,691
	3,906,220,000	3.00%, 10/27/27	15,714,112
	3,619,750,000	3.50%, 06/24/20	14,905,770
	5,826,940,000	5.50%, 06/24/25	27,620,358
	4,715,930,000	6.00%, 11/24/23	22,598,495
	3,254,360,000	6.50%, 06/24/19	13,462,586
	4,626,260,000	7.00%, 06/24/22	22,109,091
	3,883,530,000	7.50%, 11/12/20	17,603,910
			200,914,342
Indonesia: 8.5%
		Indonesian Treasury Bonds
IDR	216,140,000,000	5.63%, 05/15/23	15,054,064
	203,141,000,000	6.13%, 05/15/28	13,754,453
	235,193,000,000	6.63%, 05/15/33	16,051,447
	320,067,000,000	7.00%, 05/15/22	23,408,314
	528,551,000,000	7.00%, 05/15/27	38,389,994
	204,630,000,000	7.50%, 08/15/32	15,054,002
	206,190,000,000	7.50%, 05/15/38	14,864,947
	495,913,000,000	8.25%, 07/15/21	37,498,687
	225,444,000,000	8.25%, 06/15/32	17,463,018
	439,800,000,000	8.25%, 05/15/36	33,951,137
	637,643,000,000	8.38%, 03/15/24	49,255,372
	563,582,000,000	8.38%, 09/15/26	43,911,798
	445,829,000,000	8.38%, 03/15/34	34,945,303
	339,570,000,000	8.75%, 05/15/31	27,470,694
	449,322,000,000	9.00%, 03/15/29	37,142,757
	131,631,000,000	9.50%, 07/15/31	11,157,067
	144,652,000,000	10.50%, 08/15/30	13,113,555
	39,200,000,000	11.00%, 11/15/20	3,119,151
	91,459,000,000	11.00%, 09/15/25	8,096,026
	4,300,000,000	12.80%, 06/15/21	364,427
		Perusahaan Penerbit SBSN Indonesia
	117,180,000,000	8.25%, 09/15/20	8,944,845
	74,800,000,000	8.75%, 08/15/23	5,895,020
	125,250,000,000	8.88%, 11/15/31	10,153,375
			479,059,453
Malaysia: 4.2%
		Malaysian Government Bonds
MYR	23,000,000	3.23%, 04/15/20	5,800,643
	6,430,000	3.42%, 08/15/22	1,610,289
	62,685,000	3.49%, 03/31/20	15,957,427
	42,375,000	3.62%, 11/30/21	10,789,311
	55,848,000	3.65%, 10/31/19	14,242,585
	56,942,000	3.66%, 10/15/20	14,515,355
Principal Amount			Value

Malaysia: (continued)
MYR	47,462,000	3.80%, 08/17/23	$11,992,819
	900,000	3.84%, 04/15/33	209,733
	68,147,000	3.90%, 11/16/27	17,028,187
	45,413,000	3.90%, 11/30/26	11,365,808
	36,035,000	3.95%, 04/14/22	9,216,547
	65,834,000	3.96%, 09/15/25	16,548,035
	5,443,000	4.05%, 09/30/21	1,399,072
	53,078,000	4.06%, 09/30/24	13,625,563
	64,650,000	4.16%, 07/15/21	16,669,632
	52,565,000	4.18%, 07/15/24	13,464,464
	60,526,000	4.23%, 06/30/31	14,974,936
	16,729,000	4.25%, 05/31/35	3,970,646
	49,605,000	4.26%, 07/26/27	12,655,691
	82,041,000	4.38%, 11/29/19	21,158,005
	44,489,000	4.76%, 04/07/37	11,320,458
			238,515,206
Mexico: 8.9%
		Mexican Government Bonds
MXN	549,393,000	5.00%, 12/11/19	28,252,475
	584,257,000	5.75%, 03/05/26	28,030,860
	1,116,305,000	6.50%, 06/10/21	58,051,319
	945,064,000	6.50%, 06/09/22	48,791,017
	28,250,000	7.25%, 12/09/21	1,502,779
	635,339,300	7.50%, 06/03/27	33,870,059
	485,351,000	7.75%, 05/29/31	26,225,076
	350,131,000	7.75%, 11/23/34	18,907,520
	785,291,800	7.75%, 11/13/42	42,275,471
	1,229,334,900	8.00%, 06/11/20	66,399,394
	364,980,000	8.00%, 12/07/23	20,008,253
	226,502,000	8.00%, 11/07/47	12,525,333
	315,502,000	8.50%, 05/31/29	18,031,781
	380,333,900	8.50%, 11/18/38	22,054,614
	948,213,200	10.00%, 12/05/24	57,488,563
	333,570,000	10.00%, 11/20/36	21,957,511
			504,372,025
Peru: 3.0%
		Peruvian Government Bonds
PEN	69,218,000	5.70%, 08/12/24	22,772,205
	71,000,000	6.15%, 08/12/32 Reg S 144A	23,009,796
	91,840,000	6.35%, 08/12/28	30,761,909
	60,148,000	6.90%, 08/12/37	20,530,344
	87,622,000	6.95%, 08/12/31	30,560,772
	30,288,000	7.84%, 08/12/20	10,389,542
	77,900,000	.20%, 08/12/26	29,200,316
			167,224,884
Philippines: 3.0%
		Philippine Government International Bonds
PHP	1,848,500,000	3.90%, 11/26/22	34,237,766
	39,300,000	4.63%, 12/04/22	735,857
	175,500,000	4.75%, 05/04/27	3,083,465
	2,897,500,000	4.95%, 01/15/21 †	56,424,808
	3,476,500,000	6.25%, 01/14/36	73,460,666
			167,942,562

See Notes to Financial Statements

80

Principal Amount			Value

Poland: 8.6%
		Polish Government Bonds
PLN	34,970,000	0.00%, 07/25/20 ^	$9,656,361
	136,862,000	1.50%, 04/25/20	39,085,014
	140,519,000	1.75%, 07/25/21	40,041,147
	122,554,000	2.00%, 04/25/21	35,215,802
	139,484,000	2.25%, 04/25/22	40,020,911
	54,102,000	2.50%, 01/25/23	15,546,170
	157,166,000	2.50%, 07/25/26	43,414,374
	148,143,000	2.50%, 07/25/27	40,455,988
	34,780,000	2.75%, 04/25/28	9,660,477
	104,093,000	3.25%, 07/25/19	30,422,043
	131,401,000	3.25%, 07/25/25	38,498,665
	116,771,000	4.00%, 10/25/23	35,888,648
	80,633,000	5.25%, 10/25/20	25,073,037
	87,065,000	5.50%, 10/25/19	26,372,339
	73,627,000	5.75%, 10/25/21	23,715,091
	97,519,000	5.75%, 09/23/22	31,913,589
			484,979,656
Romania: 2.9%
		Romanian Government Bonds
RON	61,870,000	2.25%, 02/26/20	15,824,647
	59,060,000	3.25%, 03/22/21	15,202,973
	42,995,000	3.25%, 04/29/24	10,520,227
	38,900,000	3.40%, 03/08/22	9,900,856
	60,395,000	3.50%, 12/19/22	15,248,902
	53,930,000	4.75%, 06/24/19	14,278,622
	60,870,000	4.75%, 02/24/25	16,148,570
	63,400,000	5.75%, 04/29/20	17,262,609
	65,490,000	5.80%, 07/26/27	18,540,577
	62,470,000	5.85%, 04/26/23 †	17,391,654
	59,270,000	5.95%, 06/11/21 †	16,412,675
			166,732,312
Russia: 5.0%
		Russian Federal Bonds
RUB	819,494,000	6.40%, 05/27/20	12,995,759
	458,677,000	6.80%, 12/11/19	7,313,993
	821,425,000	7.00%, 12/15/21	13,145,012
	692,571,000	7.00%, 01/25/23	11,139,088
	1,161,537,000	7.00%, 08/16/23	18,661,405
	1,622,770,000	7.05%, 01/19/28	25,637,311
	1,629,709,000	7.10%, 10/16/24	26,091,896
	1,584,865,000	7.40%, 12/07/22	25,834,228
	1,272,015,000	7.50%, 08/18/21	20,748,729
	629,333,000	7.60%, 04/14/21	10,279,233
	611,880,000	7.60%, 07/20/22	10,023,215
	1,627,999,000	7.70%, 03/23/33	26,528,548
	1,626,057,000	7.75%, 09/16/26	26,853,483
	1,630,079,000	8.15%, 02/03/27	27,576,769
	1,192,519,000	8.50%, 09/17/31	20,927,333
			283,756,002
South Africa: 8.2%
		South African Government Bonds
ZAR	449,562,000	6.25%, 03/31/36	27,654,235
	425,991,000	6.50%, 02/28/41	25,872,544
	144,354,000	6.75%, 03/31/21	11,400,887
	499,233,000	7.00%, 02/28/31	34,941,811
	134,877,000	7.25%, 01/15/20	10,846,342
	166,269,000	7.75%, 02/28/23	13,384,430
Principal Amount			Value

South Africa: (continued)
ZAR	515,479,000	8.00%, 01/31/30	$39,570,123
	422,544,000	8.25%, 03/31/32	32,540,330
	516,606,000	8.50%, 01/31/37	39,794,605
	517,939,000	8.75%, 01/31/44	40,221,275
	864,325,000	8.75%, 02/28/48	67,149,234
	304,422,000	8.88%, 02/28/35	24,371,805
	331,362,000	9.00%, 01/31/40	26,540,573
	740,319,000	10.50%, 12/21/26	67,705,794
			461,993,988
Supranational: 3.0%
		European Bank for Reconstruction & Development
RUB	14,000,000	6.00%, 07/24/23 Reg S	220,174
IDR	37,700,000,000	6.25%, 07/25/22	2,709,005
	59,900,000,000	6.45%, 12/13/22	4,291,953
BRL	12,895,000	7.50%, 12/16/19	3,815,274
IDR	135,030,000,000	9.25%, 12/02/20	10,364,675
		European Investment Bank
BRL	6,610,000	0.00%, 10/22/19 ^	1,745,205
	24,240,000	0.00%, 08/27/21 ^	5,529,739
PLN	12,560,000	2.75%, 08/25/26 Reg S	3,506,584
	7,010,000	3.00%, 05/24/24 Reg S	2,046,718
MXN	154,580,000	4.00%, 02/25/20 Reg S	7,761,036
PLN	31,700,000	4.25%, 10/25/22	9,678,373
MXN	107,040,000	4.75%, 01/19/21 Reg S	5,309,613
IDR	44,500,000,000	5.20%, 03/01/22 Reg S	3,068,541
	45,400,000,000	5.75%, 01/24/25 144A	3,165,012
BRL	6,350,000	7.25%, 06/28/21	1,853,456
ZAR	5,200,000	7.25%, 02/28/23	406,503
	96,480,000	7.50%, 09/10/20 Reg S	7,759,423
MXN	31,000,000	7.63%, 01/12/22	1,653,738
ZAR	206,265,000	8.13%, 12/21/26	16,431,805
TRY	33,801,000	8.50%, 07/25/19	7,855,152
ZAR	55,100,000	8.50%, 09/17/24 Reg S	4,503,955
TRY	37,520,000	8.75%, 09/18/21 Reg S	8,139,198
	7,450,000	9.13%, 10/07/20 Reg S	1,674,012
	1,700,000	9.25%, 10/03/24 Reg S	366,924
	7,150,000	10.75%, 11/15/19	1,693,373
		Inter-American Development Bank
MXN	129,870,000	7.50%, 12/05/24	6,917,310
IDR	46,290,000,000	7.88%, 03/14/23	3,543,916
		International Bank for Reconstruction & Development
PLN	11,010,000	1.50%, 10/30/20	3,125,002
RUB	160,000,000	7.25%, 11/23/20	2,595,467
MXN	137,588,000	7.50%, 03/05/20	7,310,595
COP	20,690,000,000	8.00%, 03/02/20	7,808,295
		International Finance Corp.
RUB	81,600,000	6.25%, 06/07/21 Reg S	1,292,292
	231,500,000	6.75%, 02/03/20	3,720,816
MXN	51,500,000	7.00%, 07/20/27	2,597,025
BRL	6,900,000	7.50%, 05/09/22	2,008,057
MXN	40,600,000	7.50%, 01/18/28	2,122,004
	80,800,000	7.75%, 01/18/30	4,259,152
RUB	229,800,000	11.00%, 01/21/20 Reg S	3,916,335
			166,765,707

See Notes to Financial Statements

81

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Thailand: 6.2%
		Thailand Government Bonds
THB	957,787,000	1.88%, 06/17/22	$30,429,706
	759,339,000	2.00%, 12/17/22	24,186,655
	859,673,000	2.13%, 12/17/26	26,581,138
	881,282,000	2.55%, 06/26/20	28,531,086
	693,578,000	3.40%, 06/17/36	22,839,989
	33,943,000	3.58%, 12/17/27	1,166,953
	926,143,000	3.63%, 06/16/23	31,731,344
	1,428,167,000	3.65%, 12/17/21	48,354,449
	816,692,000	3.65%, 06/20/31	28,007,722
	953,515,000	3.85%, 12/12/25	33,389,763
	1,059,646,000	3.88%, 06/13/19	34,477,376
	824,000	4.75%, 12/20/24	30,153
	1,037,969,000	4.88%, 06/22/29	39,680,772
			349,407,106
Turkey: 4.6%
		Turkish Government Bonds
TRY	78,460,000	7.10%, 03/08/23	15,430,483
	57,232,000	7.40%, 02/05/20	12,726,826
	69,805,000	8.00%, 03/12/25	13,805,601
	34,776,000	8.50%, 07/10/19	8,094,653
	52,310,000	8.50%, 09/14/22	11,001,796
	60,522,000	8.80%, 09/27/23	12,736,381
	56,459,000	9.00%, 07/24/24	11,971,627
	36,126,000	9.20%, 09/22/21	7,904,576
	62,529,000	9.40%, 07/08/20	14,135,453
	51,328,000	9.50%, 01/12/22	11,306,617
	36,212,000	10.40%, 03/20/24	8,212,893
	49,837,000	10.50%, 01/15/20	11,695,344
	89,360,000	10.50%, 08/11/27	20,005,847
	99,359,000	10.60%, 02/11/26	22,412,448
	74,987,000	10.70%, 02/17/21	17,228,426
	76,874,000	10.70%, 08/17/22	17,491,778
	78,166,000	11.00%, 03/02/22	18,016,491
	75,979,000	11.00%, 02/24/27	17,493,720
	36,522,000	12.20%, 01/18/23	8,750,367
			260,421,327
Uruguay: 2.9%
		Uruguay Government International Bonds
UYU	967,400,000	8.50%, 03/15/28 Reg S	32,606,481
	1,258,997,000	8.50%, 03/15/28 144A	42,434,837
	386,098,000	9.88%, 06/20/22 144A	14,165,861
	2,104,621,000	9.88%, 06/20/22 Reg S	77,218,138
			166,425,317
Total Government Obligations (Cost: $5,528,658,968)			5,490,375,969
Total Investments Before Collateral for Securities Loaned: 98.1% (Cost: $5,585,603,986)			5,535,974,710
Principal Amount			Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.6%
Repurchase Agreements: 0.6%
USD	8,810,051	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $8,810,472; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $8,986,252 including accrued interest)	$8,810,051
	8,810,051	Repurchase agreement dated 4/30/18 with Daiwa Capital Markets America, Inc., 1.72%, due 5/1/18, proceeds $8,810,472; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 5/15/18 to 12/1/51, valued at $8,986,252 including accrued interest)	8,810,051
	8,810,051	Repurchase agreement dated 4/30/18 with Deutsche Bank Securities, Inc., 1.73%, due 5/1/18, proceeds $8,810,474; (collateralized by various U.S. government and agency obligations, 2.50% to 5.66%, due 6/20/27 to 4/20/48, valued at $8,986,252 including accrued interest)	8,810,051
	1,847,798	Repurchase agreement dated 4/30/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.71%, due 5/1/18, proceeds $1,847,886; (collateralized by various U.S. government and agency obligations, 0.63% to 3.00%, due 4/15/23 to 2/15/48, valued at $1,884,754 including accrued interest)	1,847,798

See Notes to Financial Statements

82

Principal Amount			Value

Repurchase Agreements: (continued)
USD	8,810,051	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $8,810,477; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $8,986,252 including accrued interest)	$8,810,051
Total Short-Term Investments Held As Collateral For Securities On Loan (Cost: $37,088,002)			37,088,002
Total Investments: 98.7% (Cost: $5,622,691,988)			5,573,062,712
Other assets less liabilities: 1.3%			71,975,683
NET ASSETS: 100.0%			$5,645,038,395

Definitions:

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $33,767,969.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $91,142,415, or 1.6% of net assets.

See Notes to Financial Statements

83

VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	0.1%	$7,010,786
Financial	0.2	13,813,244
Government	99.2	5,490,375,969
Industrial	0.2	9,453,644
Utilities	0.3	15,321,067
	100.0%	$5,535,974,710

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$45,598,741	$—	$45,598,741
Government Obligations*	—	5,490,375,969	—	5,490,375,969
Repurchase Agreements	—	37,088,002	—	37,088,002
Total	$—	$5,573,062,712	$—	$5,573,062,712

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

84

VANECK VECTORS MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 99.6%
United States: 99.6%
116,412	AG Mortgage Investment Trust, Inc.	$2,058,164
581,565	AGNC Investment Corp.	11,003,210
1,744,164	Annaly Capital Management, Inc.	18,086,981
443,295	Anworth Mortgage Asset Corp.	2,096,785
312,038	Apollo Commercial Real Estate Finance, Inc.	5,622,925
176,155	ARMOUR Residential REIT, Inc.	3,986,388
204,098	Blackstone Mortgage Trust, Inc. †	6,296,423
357,735	Capstead Mortgage Corp.	3,148,068
372,996	Chimera Investment Corp.	6,523,700
708,342	CYS Investments, Inc.	5,078,812
288,686	Dynex Capital, Inc.	1,899,554
217,324	Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	4,218,259
363,975	Invesco Mortgage Capital, Inc.	5,907,314
166,033	iStar Financial, Inc. *	1,683,575
331,816	Ladder Capital Corp.	4,612,242
780,727	MFA Financial, Inc.	5,871,067
191,606	MTGE Investment Corp.	3,477,649
517,610	New Residential Investment Corp.	9,047,823
561,652	New York Mortgage Trust, Inc. †	3,403,611
271,679	Orchid Island Capital, Inc. †	1,901,753
271,761	PennyMac Mortgage Investment Trust	4,780,276
235,274	Redwood Trust, Inc.	3,609,103
397,821	Starwood Property Trust, Inc.	8,338,328
426,277	Two Harbors Investment Corp.	6,504,987
207,771	Western Asset Mortgage Capital Corp.	2,067,321
Total Real Estate Investment Trusts (Cost: $137,550,546)		131,224,318
MONEY MARKET FUND: 0.8% (Cost: $1,034,397)
1,034,397	Dreyfus Government Cash Management Fund – Institutional Shares	1,034,397
Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $138,584,943)		132,258,715
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.3%
Repurchase Agreements: 3.3%
$1,042,748	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $1,042,798; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $1,063,603 including accrued interest)	$1,042,748
1,042,748	Repurchase agreement dated 4/30/18 with Daiwa Capital Markets America, Inc., 1.72%, due 5/1/18, proceeds $1,042,798; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 5/15/18 to 12/1/51, valued at $1,063,603 including accrued interest)	1,042,748
1,042,748	Repurchase agreement dated 4/30/18 with HSBC Securities USA, Inc., 1.72%, due 5/1/18, proceeds $1,042,798; (collateralized by various U.S. government and agency obligations, 2.50% to 6.50%, due 3/1/22 to 4/1/48, valued at $1,063,604 including accrued interest)	1,042,748
218,914	Repurchase agreement dated 4/30/18 with J.P. Morgan Securities LLC, 1.71%, due 5/1/18, proceeds $218,924; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 1/31/19 to 1/31/24, valued at $223,293 including accrued interest)	218,914
1,042,748	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $1,042,798; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $1,063,603 including accrued interest)	1,042,748
Total Short-Term Investments Held as Collateral for Securities on Loan (Cost: $4,389,906)		4,389,906
Total Investments: 103.7% (Cost: $142,974,849)		136,648,621
Liabilities in excess of other assets: (3.7)%		(4,916,659)
NET ASSETS: 100.0%		$131,731,962

See Notes to Financial Statements

85

VANECK VECTORS MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,243,520.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	97.9%	$129,540,743
Real Estate	1.3	1,683,575
Money Market Fund	0.8	1,034,397
	100.0%	$132,258,715

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Real Estate Investment Trusts*	$131,224,318	$—	$—	$131,224,318
Money Market Fund	1,034,397	—	—	1,034,397
Repurchase Agreements	—	4,389,906	—	4,389,906
Total	$132,258,715	$4,389,906	$—	$136,648,621

*	See Schedule of Investments for geographic sector breakouts

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

86

VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

April 30, 2018

Number of Shares		Value

PREFERRED SECURITIES: 99.7%
Communications: 15.6%
527,881	AT&T, Inc. 5.35%, 11/01/22 (c)	$12,975,315
299,365	eBay, Inc. 6.00%, 03/01/21 (c) †	7,813,426
192,093	Frontier Communications Corp. 11.13%, 06/29/18	2,541,390
292,231	General Electric Co. 4.70%, 05/30/18 (c)	7,159,659
	Qwest Corp.
309,344	6.13%, 06/01/18 (c) †	6,171,413
390,173	6.50%, 09/01/21 (c)	8,240,454
163,653	6.63%, 09/15/20 (c) †	3,472,717
263,441	6.75%, 06/15/22 (c) †	5,679,788
199,577	6.88%, 10/01/19 (c)	4,364,749
209,556	7.00%, 05/30/18 (c) †	4,771,590
159,661	7.00%, 05/30/18 (c) †	3,732,874
	United States Cellular Corp.
109,767	7.25%, 12/08/19 (c) †	2,755,152
119,746	7.25%, 12/01/20 (c)	3,005,625
199,577	Verizon Communications, Inc. 5.90%, 02/15/19 (c)	5,095,201
		77,779,353
Consumer, Non-cyclical: 10.3%
493,952	Becton Dickinson and Co. 6.13%, 05/01/20	29,810,003
	CHS, Inc.
196,583	6.75% (ICE LIBOR USD 3 Month+4.16%), 09/30/24 (c)	5,172,099
167,644	7.10% (ICE LIBOR USD 3 Month+4.30%), 03/31/24 (c) †	4,593,446
206,562	7.50%, 01/21/25 (c) †	5,692,849
207,206	7.88%, 09/26/23 (c)	5,907,443
		51,175,840
Energy: 3.1%
300,838	Blueknight Energy Partners LP 11.00%, 05/15/67 †	2,135,950
319,323	Kinder Morgan, Inc. 9.75%, 10/26/18 †	9,930,945
153,674	NuStar Energy LP 7.63% (ICE LIBOR USD 3 Month+5.64%), 06/15/22 (c)	3,260,962
		15,327,857
Industrial: 3.7%
114,757	Hess Corp. 8.00%, 02/01/19	7,461,500
137,708	Seaspan Corp. 6.38%, 04/30/19	3,485,389
299,365	Stanley Black & Decker, Inc. 5.75%, 05/30/18 (c) †	7,538,011
		18,484,900
Number of Shares		Value

Real Estate Investment Trusts: 28.4%
129,725	AGNC Investment Corp. 7.00% (ICE LIBOR USD 3 Month+5.11%), 10/15/22 (c) †	$3,307,987
103,281	American Homes 4 Rent 6.50%, 05/24/21 (c)	2,617,141
	Annaly Capital Management, Inc.
169,640	6.50% (ICE LIBOR USD 3 Month+4.17%), 03/31/23 (c) †	4,081,538
287,391	6.95% (ICE LIBOR USD 3 Month+4.99%), 09/30/22 (c) †	7,239,379
183,611	7.50%, 05/30/18 (c) †	4,636,178
181,116	CBL & Associates Properties, Inc. 7.38%, 05/30/18 (c) †	3,205,753
129,725	Chimera Investment Corp. 8.00% (ICE LIBOR USD 3 Month+5.79%), 03/30/24 (c) †	3,282,042
	Colony NorthStar, Inc.
114,757	7.13%, 04/13/20 (c)	2,641,706
125,733	7.13%, 09/22/22 (c)	2,891,859
137,708	7.15%, 06/05/22 (c) †	3,171,415
99,788	8.75%, 05/15/19 (c) †	2,532,619
	Digital Realty Trust, Inc.
99,788	6.35%, 08/24/20 (c) †	2,574,530
145,691	7.38%, 03/26/19 (c)	3,789,423
123,738	Government Properties Income Trust 5.88%, 05/26/21 (c) †	3,113,248
114,757	Invesco Mortgage Capital, Inc. 7.50% (ICE LIBOR USD 3 Month+5.29%), 09/27/27 (c)	2,748,430
105,576	Kimco Realty Corp. 5.25%, 12/20/22 (c)	2,195,981
	National Retail Properties, Inc.
137,708	5.20%, 10/11/21 (c)	3,116,332
114,757	5.70%, 05/30/18 (c) †	2,735,807
160,659	NuStar Logistics LP 9.08% (ICE LIBOR USD 3 Month+6.73%), 05/30/18 (c) †	4,048,607
	Public Storage
139,704	4.90%, 10/14/21 (c) †	3,186,648
129,725	4.95%, 07/20/21 (c)	2,995,350
119,746	5.05%, 08/09/22 (c) †	2,784,095
111,763	5.15%, 06/02/22 (c)	2,648,783
199,577	5.20%, 05/30/18 (c) †	4,684,072
197,581	5.38%, 05/30/18 (c) †	4,793,315
119,746	5.40%, 01/20/21 (c) †	2,969,701
114,757	5.63%, 05/30/18 (c) †	2,854,007
114,757	6.00%, 06/04/19 (c)	2,944,665
113,759	6.38%, 03/17/19 (c)	2,956,596
128,522	RLJ Lodging Trust 1.95%, 01/31/67	3,254,177
	Senior Housing Properties Trust
139,704	5.63%, 05/30/18 (c) †	3,348,705
99,788	6.25%, 02/18/21 (c)	2,499,689
	Two Harbors Investment Corp.
117,750	7.25% (ICE LIBOR USD 3 Month+5.01%), 01/27/25 (c) †	2,822,467
114,757	7.63% (ICE LIBOR USD 3 Month+5.35%), 07/27/27 (c)	2,868,925

See Notes to Financial Statements

87

VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Real Estate Investment Trusts: (continued)
427,435	VEREIT, Inc. 6.70%, 01/03/19 (c)	$10,758,539
	Vornado Realty Trust
127,530	5.25%, 12/13/22 (c)	2,776,328
119,746	5.40%, 05/30/18 (c) †	2,718,234
119,746	5.70%, 05/30/18 (c) †	2,861,929
109,767	Wells Fargo Real Estate Investment Corp. 6.38%, 12/11/19 (c) †	2,831,989
143,396	Welltower, Inc. 6.50%, 07/17/65	8,027,308
		141,515,497
Reinsurance: 5.5%
	Aspen Insurance Holdings Ltd.
99,788	5.63%, 01/01/27 (c) †	2,412,874
109,767	5.95% (ICE LIBOR USD 3 Month+4.06%), 07/01/23 (c) †	2,804,547
219,534	Axis Capital Holdings Ltd. 5.50%, 11/07/21 (c) †	5,321,504
117,289	PartnerRe Ltd. 7.25%, 04/29/21 (c) †	3,234,831
	Reinsurance Group of America, Inc.
159,661	5.75% (ICE LIBOR USD 3 Month+4.04%), 06/15/26 (c) †	4,104,884
159,661	6.20% (ICE LIBOR USD 3 Month+4.37%), 09/15/22 (c) †	4,250,176
109,767	RenaissanceRe Holdings Ltd. 5.38%, 06/01/18 (c) †	2,672,826
99,788	Validus Holdings Ltd. 5.80%, 06/21/22 (c)	2,481,728
		27,283,370
Technology: 0.8%
169,640	Pitney Bowes, Inc. 6.70%, 05/30/18 (c) †	4,239,304
Utilities: 32.3%
99,788	Alabama Power Co. 5.00%, 10/01/22 (c) †	2,494,700
	Dominion Energy, Inc.
319,323	5.25%, 07/30/21 (c) †	7,772,322
279,407	6.75%, 08/15/19	12,835,958
	DTE Energy Co.
159,661	5.25%, 12/01/22 (c) †	3,825,478
119,746	5.38%, 06/01/21 (c)	2,923,000
111,763	6.00%, 12/15/21 (c) †	2,903,603
134,714	6.50%, 10/01/19 †	7,071,138
199,577	Duke Energy Corp. 5.13%, 05/30/18 (c)	5,015,370
163,653	Entergy Arkansas, Inc. 4.88%, 09/01/21 (c) †	3,962,039
107,771	Entergy Louisiana LLC 4.88%, 09/01/21 (c) †	2,612,369
103,780	Entergy Mississippi, Inc. 4.90%, 10/01/21 (c)	2,505,249
107,771	Georgia Power Co. 5.00%, 10/01/22 (c)	2,605,903
Number of Shares		Value

Utilities: (continued)
	NextEra Energy Capital Holdings, Inc.
179,619	5.00%, 05/30/18 (c) †	$4,336,003
199,577	5.13%, 05/30/18 (c) †	4,921,569
227,517	5.25%, 06/01/21 (c) †	5,644,697
299,365	6.12%, 09/01/19	17,303,297
139,704	6.37%, 09/01/18 †	10,247,288
179,619	PPL Capital Funding, Inc. 5.90%, 05/30/18 (c)	4,504,845
159,661	SCE Trust II 5.10%, 05/30/18 (c) †	3,691,362
109,767	SCE Trust III 5.75% (ICE LIBOR USD 3 Month+2.99%), 03/15/24 (c) †	2,903,337
129,725	SCE Trust IV 5.38% (ICE LIBOR USD 3 Month+3.13%), 09/15/25 (c) †	3,330,041
119,746	SCE Trust V 5.45% (ICE LIBOR USD 3 Month+3.79%), 03/15/26 (c) †	3,083,459
189,598	SCE Trust VI 5.00%, 06/26/22 (c)	4,273,539
172,135	Sempra Energy 6.00%, 01/15/21	17,700,642
	Southern Co.
319,323	5.25%, 10/01/21 (c) †	7,769,129
179,619	5.25%, 12/01/22 (c)	4,305,467
399,154	6.25%, 10/15/20 (c) †	10,338,089
		160,879,893
Total Preferred Securities (Cost: $522,373,434)		496,686,014
SHORT-TERM INVESTMENTS: 0.1% (Cost: $283,046)
$283,046	Dreyfus Government Cash Management Fund – Institutional Shares	283,046
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $522,656,480)		496,969,060

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.5%
Repurchase Agreements: 4.5%
$5,358,178	Repurchase agreement dated 4/30/18 with Citigroup Global Markets, Inc., 1.72%, due 5/1/18, proceeds $5,358,434; (collateralized by various U.S. government and agency obligations, 0.00% to 11.50%, due 5/1/18 to 3/20/67, valued at $5,465,342 including accrued interest)	5,358,178

See Notes to Financial Statements

88

Principal Amount		Value

Repurchase Agreements: (continued)
$5,358,178	Repurchase agreement dated 4/30/18 with Daiwa Capital Markets America, Inc., 1.72%, due 5/1/18, proceeds $5,358,434; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 5/15/18 to 12/1/51, valued at $5,465,342 including accrued interest)	$5,358,178
5,358,178	Repurchase agreement dated 4/30/18 with HSBC Securities USA, Inc., 1.72%, due 5/1/18, proceeds $5,358,434; (collateralized by various U.S. government and agency obligations, 2.50% to 6.50%, due 3/1/22 to 4/1/48, valued at $5,465,346 including accrued interest)	5,358,178
Principal Amount		Value

Repurchase Agreements: (continued)
$1,124,813	Repurchase agreement dated 4/30/18 with J.P. Morgan Securities LLC, 1.71%, due 5/1/18, proceeds $1,124,866; (collateralized by various U.S. government and agency obligations, 1.13% to 2.25%, due 1/31/19 to 1/31/24, valued at $1,147,311 including accrued interest)	$1,124,813
5,358,178	Repurchase agreement dated 4/30/18 with Nomura Securities International, Inc., 1.74%, due 5/1/18, proceeds $5,358,437; (collateralized by various U.S. government and agency obligations, 0.00% to 10.50%, due 5/1/18 to 3/20/68, valued at $5,465,341 including accrued interest)	5,358,178
Total Short-Term Investments Held As Collateral For Securities On Loan (Cost: $22,557,525)		22,557,525
Total Investments: 104.3% (Cost: $545,214,005)		519,526,585
Liabilities in excess of other assets: (4.3)%		(21,278,444)
NET ASSETS: 100.0%		$498,248,141

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
†	Security fully or partially on loan. Total market value of securities on loan is $21,855,397.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communications	15.6%	$77,779,353
Consumer, Non-cyclical	10.3	51,175,840
Energy	3.1	15,327,857
Financial	1.6	7,803,232
Industrial	3.7	18,484,900
Real Estate Investment Trusts	28.5	141,515,497
Reinsurance	3.9	19,480,138
Technology	0.8	4,239,304
Utilities	32.4	160,879,893
Money Market Fund	0.1	283,046
	100.0%	$496,969,060

The summary of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Securities*	$496,686,014	$—	$—	$496,686,014
Money Market Fund	283,046	—	—	283,046
Repurchase Agreements	—	22,557,525	—	22,557,525
Total	$496,969,060	$22,557,525	$—	$519,526,585

*	See Schedule of Investments for industry breakouts.

There were no transfers between levels during the year ended April 30, 2018.

See Notes to Financial Statements

89

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2018

	BDC Income ETF	ChinaAMC China Bond ETF	EM Investment Grade + BB Rated USD Sovereign Bond ETF	Emerging Markets Aggregate Bond ETF
Assets:
Investments, at value
Unaffiliated issuers (1) (2)	$178,233,235	$4,208,083	$11,700,246	$14,761,372
Short-term investments held as collateral for securities loaned (3)	21,530,653	—	284,220	377,579
Cash	18,149	137,951	—	—
Cash denominated in foreign currency, at value (4)	—	479,062 (a)	—	52,901
Receivables:
Investment securities sold	—	—	—	—
Shares sold	—	—	—	—
Due from Adviser	—	14,481	15,026	15,149
Interest	261,596	55,002	136,388	252,619
Prepaid expenses	1,405	47	126	130
Total assets	200,045,038	4,894,626	12,136,006	15,459,750

Liabilities:
Payables:
Investment securities purchased	—	—	—	—
Collateral for securities loaned	21,530,653	—	284,220	377,579
Line of credit	474,884	—	—	—
Shares redeemed	—	—	—	—
Due to Adviser	33,896	—	—	—
Due to custodian	—	—	—	2,188
Deferred Trustee fees	2,596	161	52	1,267
Accrued expenses	77,300	66,276	59,985	86,068
Total liabilities	22,119,329	66,437	344,257	467,102
NET ASSETS	$177,925,709	$4,828,189	$11,791,749	$14,992,648
Shares outstanding	11,050,000	200,000	500,000	700,000
Net asset value, redemption and offering price per share	$16.10	$24.14	$23.58	$21.42

Net assets consist of:
Aggregate paid in capital	$208,681,354	$4,856,225	$12,491,051	$17,713,343
Net unrealized appreciation (depreciation)	(16,293,690)	40,192	(629,541)	(662,419)
Undistributed (accumulated) net investment income (loss)	401,268	(30,653)	36,590	(231,823)
Accumulated net realized gain (loss)	(14,863,223)	(37,575)	(106,351)	(1,826,453)
	$177,925,709	$4,828,189	$11,791,749	$14,992,648
(1) Value of securities on loan	$20,535,874	$—	$272,500	$363,149
(2) Cost of investments	$194,526,925	$4,176,257	$12,329,786	$15,418,865
(3) Cost of short-term investments held as collateral for securities loaned	$21,530,653	$—	$284,220	$377,579
(4) Cost of cash denominated in foreign currency	$—	$471,682	$—	$52,524

(a)	Includes $734 of foreign investor minimum settlement reserve funds (See Note 2I)

See Notes to Financial Statements

90

Emerging Markets High Yield Bond ETF	Fallen Angel High Yield Bond ETF	Green Bond ETF	International High Yield Bond ETF	Investment Grade Floating Rate ETF	J.P. Morgan EM Local Currency Bond ETF	Mortgage REIT Income ETF

$372,910,815	$1,203,236,161	$17,053,833	$169,431,214	$378,441,978	$5,535,974,710	$132,258,715
27,716,592	96,021,843	104,000	15,381,037	7,540,652	37,088,002	4,389,906
1,335,683	185,004	—	203,616	—	346,859	—
—	—	30,247	167,886	—	7,145,265	—

3,840,585	28,965,453	959,427	2,174,078	12,647	106,135,784	—
—	—	1,328,964	—	2,532,524	4,794	—
—	—	33,374	—	—	—	—
5,381,891	17,877,655	100,247	2,562,843	1,242,079	111,751,770	134,910
2,886	5,705	37	1,168	1,049	25,942	1,097
411,188,452	1,346,291,821	19,610,129	189,921,842	389,770,929	5,798,473,126	136,784,628

10,777,759	26,808,608	2,210,399	3,032,651	4,963,406	107,452,485	—
27,716,592	96,021,843	104,000	15,381,037	7,540,652	37,088,002	4,389,906
—	—	—	—	—	6,047,298	—
794,579	—	—	—	—	—	2,270
103,794	273,269	—	31,805	13,308	1,378,662	22,636
—	—	—	—	—	—	544,913
21,516	4,298	22	21,166	5,837	109,018	8,680
96,102	77,076	42,032	96,700	48,759	1,359,266	84,261
39,510,342	123,185,094	2,356,453	18,563,359	12,571,962	153,434,731	5,052,666
$371,678,110	$1,223,106,727	$17,253,676	$171,358,483	$377,198,967	$5,645,038,395	$131,731,962
15,600,000	41,900,000	650,000	6,800,000	14,900,000	300,600,000	5,800,000
$23.83	$29.19	$26.54	$25.20	$25.32	$18.78	$22.71

$415,476,537	$1,225,381,696	$16,993,444	$178,803,281	$374,914,614	$5,773,758,064	$167,972,670
(6,647,780)	(6,068,482)	221,467	(785,635)	1,556,206	(51,857,529)	(6,326,115)
1,902,342	4,683,192	51,968	(69,618)	733,640	(37,975,743)	(8,681)
(39,052,989)	(889,679)	(13,203)	(6,589,545)	(5,493)	(38,886,397)	(29,905,912)
$371,678,110	$1,223,106,727	$17,253,676	$171,358,483	$377,198,967	$5,645,038,395	$131,731,962
$26,706,642	$92,812,456	$101,026	$14,745,204	$7,318,372	$33,767,969	$4,243,520
$379,558,596	$1,209,304,643	$16,831,197	$170,215,394	$376,885,772	$5,585,603,986	$138,584,943
$27,716,592	$96,021,843	$104,000	$15,381,037	$7,540,652	$37,088,002	$4,389,906
$—	$—	$30,641	$170,192	$—	$7,189,878	$—

See Notes to Financial Statements

91

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2018 (continued)

Preferred Securities ex Financials ETF

Assets:
Investments, at value
Unaffiliated issuers (1) (2)	$496,969,060
Short-term investments held as collateral for securities loaned (3)	22,557,525
Receivables:
Investment securities sold	13,842,419
Dividends and interest	1,167,774
Prepaid expenses	3,838
Total assets	534,540,616

Liabilities:
Payables:
Investment securities purchased	4,405,250
Collateral for securities loaned	22,557,525
Line of credit	8,805,605
Due to Adviser	125,028
Due to custodian	284,307
Deferred Trustee fees	14,082
Accrued expenses	100,678
Total liabilities	36,292,475
NET ASSETS	$498,248,141
Shares outstanding	26,100,000
Net asset value, redemption and offering price per share	$19.09

Net assets consist of:
Aggregate paid in capital	$548,429,492
Net unrealized depreciation	(25,687,420)
Distributions in excess of net investment loss	(1,901,628)
Accumulated net realized loss	(22,592,303)
$498,248,141
(1) Value of securities on loan	$21,855,397
(2) Cost of investments	$522,656,480
(3) Cost of short-term investments held as collateral for securities loaned	$22,557,525

See Notes to Financial Statements

92

[This page intentionally left blank.]

93

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2018

	BDC Income ETF	ChinaAMC China Bond ETF	EM Investment Grade + BB Rated USD Sovereign Bond ETF	Emerging Markets Aggregate Bond ETF

Income:
Dividends	$16,852,220	$—	$1,220	$400
Interest	—	188,481	483,281	760,437
Securities lending income	327,008	—	1,246	1,949
Foreign taxes withheld	(108)	(12,469)	(659)	(16,562)
Total income	17,179,120	176,012	485,088	746,224

Expenses:
Management fees	742,182	18,968	44,544	53,626
Professional fees	54,385	54,446	45,978	53,077
Insurance	1,891	47	129	158
Trustees’ fees and expenses	4,392	59	281	132
Reports to shareholders	25,857	18,952	25,601	12,664
Indicative optimized portfolio value fee	4,995	14,201	14,064	14,203
Custodian fees	7,751	1,735	7,238	23,343
Registration fees	14,142	5,093	6,782	4,998
Transfer agent fees	2,400	2,400	2,400	2,400
Fund accounting fees	10,739	16	781	130
Interest	21,024	—	—	182
Other	15,486	7,027	7,140	6,001
Total expenses	905,244	122,944	154,938	170,914
Waiver of management fees	(142,055)	(18,968)	(44,544)	(53,626)
Expenses assumed by the Adviser	—	(80,266)	(59,487)	(42,030)
Net expenses	763,189	23,710	50,907	75,258
Net investment income	16,415,931	152,302	434,181	670,966

Net realized gain (loss) on:
Investments	(8,926,330)	(339,477)	(13,754)	(423,892)
In-kind redemptions	1,776,505	—	(42,240)	—
Foreign currency transactions and foreign denominated assets and liabilities	—	23,254	—	(351)
Net realized gain (loss)	(7,149,825)	(316,223)	(55,994)	(424,243)

Net change in unrealized appreciation (depreciation) on:
Investments	(24,955,009)	716,456	(344,783)	314,619 (a)
Foreign currency transactions and foreign denominated assets and liabilities	—	3,602	—	5,161
Net change in unrealized appreciation (depreciation)	(24,955,009)	720,058	(344,783)	319,780
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,688,903)	$556,137	$33,404	$566,503

(a)	Net of foreign taxes of $372
(b)	Net of foreign taxes of $135,145

See Notes to Financial Statements

94

Emerging Markets High Yield Bond ETF	Fallen Angel High Yield Bond ETF	Green Bond ETF	International High Yield Bond ETF	Investment Grade Floating Rate ETF	J.P. Morgan EM Local Currency Bond ETF	Mortgage REIT Income ETF

$28,581	$66,076	$364	$8,210	$8,439	$65,029	$10,814,148
21,079,324	57,497,883	162,678	7,069,565	5,139,183	284,917,760	—
242,335	873,211	—	110,443	7,421	145,638	62,653
(7,599)	—	(709)	(73,544)	(7,968)	(7,189,047)	(3,134)
21,342,641	58,437,170	162,333	7,114,674	5,147,075	277,939,380	10,873,667

1,464,737	4,239,892	37,929	619,540	818,040	15,865,333	577,263
59,796	51,705	74,494	52,573	45,515	111,640	55,018
3,496	7,817	68	1,304	1,512	35,222	1,531
7,987	23,473	240	3,171	4,614	94,200	3,370
25,200	64,356	22,000	18,353	17,892	314,727	23,339
14,201	14,202	12,319	14,201	14,201	14,201	5,051
32,165	64,762	9,353	77,530	28,560	3,981,634	5,633
17,304	85,391	4,742	5,059	12,876	231,230	8,512
2,400	2,400	2,399	2,400	2,400	2,400	2,400
20,803	47,141	210	5,002	4,383	184,572	605
—	—	168	280	494	10,011	13,479
11,944	22,311	5,652	7,969	6,291	106,799	6,738
1,660,033	4,623,450	169,574	807,382	956,778	20,951,969	702,939
(195,327)	(913,612)	(37,929)	(187,576)	(629,078)	(1,102,108)	(112,211)
—	—	(88,131)	—	—	—	—
1,464,706	3,709,838	43,514	619,806	327,700	19,849,861	590,728
19,877,935	54,727,332	118,819	6,494,868	4,819,375	258,089,519	10,282,939

(5,890,134)	1,442,977	50,188	(1,425,505)	125,061	(32,863,343)	(1,704,356)
2,820,047	17,286,160	—	1,264,922	92,393	12,738,823	4,770,499
—	—	6,861	116,433	—	(113,916)	10,089
(3,070,087)	18,729,137	57,049	(44,150)	217,454	(20,238,436)	3,076,232

(12,657,114)	(40,815,147)	96,491	1,677,336	809,762	14,663,178 (b)	(12,894,397)
—	—	(2,031)	(79,170)	—	(4,997,887)	113
(12,657,114)	(40,815,147)	94,460	1,598,166	809,762	9,665,291	(12,894,284)
$4,150,734	$32,641,322	$270,328	$8,048,884	$5,846,591	$247,516,374	$464,887

See Notes to Financial Statements

95

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2018 (continued)

Preferred Securities ex Financials ETF

Income:
Dividends	$28,127,115
Securities lending income	998,509
Foreign taxes withheld	(28,757)
Total income	29,096,867

Expenses:
Management fees	1,948,147
Professional fees	67,400
Insurance	4,726
Trustees’ fees and expenses	10,742
Reports to shareholders	46,136
Indicative optimized portfolio value fee	4,995
Custodian fees	22,667
Registration fees	23,078
Transfer agent fees	2,400
Fund accounting fees	23,997
Interest	35,235
Other	19,594
Total expenses	2,209,117
Waiver of management fees	(225,777)
Net expenses	1,983,340
Net investment income	27,113,527

Net realized gain (loss) on:
Investments	(1,309,811)
In-kind redemptions	672,681
Net realized loss	(637,130)

Net change in unrealized appreciation (depreciation) on:
Investments	(25,003,486)
Net Increase in Net Assets Resulting from Operations	$1,472,911

See Notes to Financial Statements

96

[This page intentionally left blank.]

97

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	BDC Income ETF		ChinaAMC China Bond ETF
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Operations:
Net investment income	$16,415,931	$11,095,196	$152,302	$247,641
Net realized gain (loss)	(7,149,825)	186,580	(316,223)	(171,609)
Net change in unrealized appreciation (depreciation)	(24,955,009)	17,806,372	720,058	(555,741)
Net increase (decrease) in net assets resulting from operations	(15,688,903)	29,088,148	556,137	(479,709)
Dividends and Distributions to shareholders:
Dividends from net investment income	(16,864,170)	(10,221,190)	—	—
Return of capital	—	—	(172,450)	(243,320)
Total Dividends and Distributions	(16,864,170)	(10,221,190)	(172,450)	(243,320)

Share transactions:**
Proceeds from sale of shares	50,998,687	86,185,712	—	—
Cost of shares redeemed	(23,586,858)	(7,439,275)	(2,204,390)	(4,767,696)
Increase (Decrease) in net assets resulting from share transactions	27,411,829	78,746,437	(2,204,390)	(4,767,696)
Total increase (decrease) in net assets	(5,141,244)	97,613,395	(1,820,703)	(5,490,725)
Net Assets, beginning of period	183,066,953	85,453,558	6,648,892	12,139,617
Net Assets, end of period†	$177,925,709	$183,066,953	$4,828,189	$6,648,892
† Including undistributed (accumulated) net investment income (loss)	$401,268	$592,623	$(30,653)	$(31,443)

** Shares of Common Stock Issued (no par value)
Shares sold	2,900,000	4,750,000	—	—
Shares redeemed	(1,400,000)	(400,000)	(100,000)	(200,000)
Net increase (decrease)	1,500,000	4,350,000	(100,000)	(200,000)

*	Commencement of operations

See Notes to Financial Statements

98

EM Investment Grade + BB Rated USD Sovereign Bond ETF		Emerging Markets Aggregate Bond ETF		Emerging Markets High Yield Bond ETF
For the Year Ended April 30, 2018	For the Period July 13, 2016* through April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017

$434,181	$336,481	$670,966	$688,770	$19,877,935	$19,750,808
(55,994)	(84,409)	(424,243)	(234,883)	(3,070,087)	(4,871,147)
(344,783)	(284,758)	319,780	173,573	(12,657,114)	23,414,085

33,404	(32,686)	566,503	627,460	4,150,734	38,293,746

(441,240)	(301,020)	(498,718)	(429,846)	(19,986,740)	(19,269,040)
—	—	(225,432)	(226,334)	—	—
(441,240)	(301,020)	(724,150)	(656,180)	(19,986,740)	(19,269,040)

—	14,955,782	—	—	97,684,846	173,587,153
(2,422,491)	—	—	—	(83,096,656)	(67,394,651)

(2,422,491)	14,955,782	—	—	14,588,190	106,192,502
(2,830,327)	14,622,076	(157,647)	(28,720)	(1,247,816)	125,217,208
14,622,076	—	15,150,295	15,179,015	372,925,926	247,708,718
$11,791,749	$14,622,076	$14,992,648	$15,150,295	$371,678,110	$372,925,926

$36,590	$39,735	$(231,823)	$(55,219)	$1,902,342	$2,002,042

—	600,000	—	—	4,000,000	7,200,000
(100,000)	—	—	—	(3,400,000)	(2,800,000)
(100,000)	600,000	—	—	600,000	4,400,000

See Notes to Financial Statements

99

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Fallen Angel High Yield Bond ETF		Green Bond ETF
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Period March 3, 2017* through April 30, 2017
Operations:
Net investment income	$54,727,332	$24,065,392	$118,819	$7,946
Net realized gain (loss)	18,729,137	6,673,195	57,049	71
Net change in unrealized appreciation (depreciation)	(40,815,147)	25,903,199	94,460	127,007
Net increase in net assets resulting from operations	32,641,322	56,641,786	270,328	135,024

Dividends and Distributions to shareholders:
Dividends from net investment income	(53,367,560)	(21,498,655)	(140,320)	(3,300)
Distributions from net realized capital gains	(3,424,000)	(1,601,910)	(1,500)	—
Return of capital	—	—	—	—
Total Dividends and Distributions	(56,791,560)	(23,100,565)	(141,820)	(3,300)

Share transactions:**
Proceeds from sale of shares	585,632,345	712,790,889	12,036,844	4,956,600
Cost of shares redeemed	(193,755,686)	(36,133,995)	—	—
Increase (Decrease) in net assets resulting from share transactions	391,876,659	676,656,894	12,036,844	4,956,600
Total increase (decrease) in net assets	367,726,421	710,198,115	12,165,352	5,088,324
Net Assets, beginning of period	855,380,306	145,182,191	5,088,324	—
Net Assets, end of period†	$1,223,106,727	$855,380,306	$17,253,676	$5,088,324
† Including undistributed (accumulated) net investment income (loss)	$4,683,192	$3,323,420	$51,968	$4,717

** Shares of Common Stock Issued (no par value)
Shares sold	19,600,000	24,750,000	450,000	200,000
Shares redeemed	(6,550,000)	(1,250,000)	—	—
Net increase (decrease)	13,050,000	23,500,000	450,000	200,000

*	Commencement of operations

See Notes to Financial Statements

100

International High Yield Bond ETF		Investment Grade Floating Rate ETF		J.P. Morgan EM Local Currency Bond ETF
For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017

$6,494,868	$6,749,823	$4,819,375	$1,243,916	$258,089,519	$126,407,989
(44,150)	(4,039,441)	217,454	45,197	(20,238,436)	(79,456,164)
1,598,166	7,692,437	809,762	1,128,632	9,665,291	52,827,371
8,048,884	10,402,819	5,846,591	2,417,745	247,516,374	99,779,196

(6,003,821)	(4,625,006)	(4,284,650)	(1,118,580)	(227,606,627)	(32,790,499)
—	—	—	—	—	—
(951,959)	(2,034,794)	—	—	(43,548,533)	(79,569,141)
(6,955,780)	(6,659,800)	(4,284,650)	(1,118,580)	(271,155,160)	(112,359,640)

61,340,929	38,864,275	245,012,075	70,225,526	2,611,250,831	1,955,982,420
(20,553,737)	(43,815,444)	(17,696,864)	(2,476,311)	(297,324,480)	(78,292,655)

40,787,192	(4,951,169)	227,315,211	67,749,215	2,313,926,351	1,877,689,765
41,880,296	(1,208,150)	228,877,152	69,048,380	2,290,287,565	1,865,109,321
129,478,187	130,686,337	148,321,816	79,273,436	3,354,750,830	1,489,641,509
$171,358,483	$129,478,187	$377,198,968	$148,321,816	$5,645,038,395	$3,354,750,830
$(69,618)	$(673,356)	$733,640	$198,915	$(37,975,743)	$(42,437,845)

2,400,000	1,600,000	9,700,000	2,800,000	136,000,000	105,800,000
(800,000)	(1,800,000)	(700,000)	(100,000)	(15,600,000)	(4,200,000)
1,600,000	(200,000)	9,000,000	2,700,000	120,400,000	101,600,000

See Notes to Financial Statements

101

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Mortgage REIT Income ETF		Preferred Securities ex Financials ETF
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Operations:
Net investment income	$10,282,939	$8,929,483	$27,113,527	$23,856,731
Net realized gain (loss)	3,076,232	(3,097,246)	(637,130)	(2,831,492)
Net change in unrealized appreciation (depreciation)	(12,894,284)	24,450,189	(25,003,486)	(5,378,935)
Net increase in net assets resulting from operations	464,887	30,282,426	1,472,911	15,646,304

Dividends to shareholders:
Dividends from net investment income	(10,915,551)	(8,294,740)	(28,076,858)	(24,396,400)
Return of capital	(449,699)	—	(208,987)	—
Total dividends and distributions	(11,365,250)	(8,294,740)	(28,285,845)	(24,396,400)

Share transactions:**
Proceeds from sale of shares	26,705,716	35,547,221	103,794,398	174,245,882
Cost of shares redeemed	(32,216,403)	(5,541,685)	(16,449,689)	(37,917,755)
Increase (Decrease) in net assets resulting from share transactions	(5,510,687)	30,005,536	87,344,709	136,328,127
Total increase (decrease) in net assets	(16,411,050)	51,993,222	60,531,775	127,578,031
Net Assets, beginning of period	148,143,012	96,149,790	437,716,366	310,138,335
Net Assets, end of period†	$131,731,962	$148,143,012	$498,248,141	$437,716,366
† Including undistributed (accumulated) net investment income (loss)	$(8,681)	$495,676	$(1,901,628)	$(818,338)

** Shares of Common Stock Issued (no par value)
Shares sold	1,100,000	1,500,000	5,200,000	8,450,000
Shares redeemed	(1,350,000)	(250,000)	(850,000)	(1,950,000)
Net increase (decrease)	(250,000)	1,250,000	4,350,000	6,500,000

See Notes to Financial Statements

102

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	BDC Income ETF
	For the Year Ended April 30,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$19.17	$16.43	$18.56	$19.84		$20.72
Income from investment operations:
Net investment income	1.52 (b)	1.54	1.59	1.51		1.37
Net realized and unrealized gain (loss) on investments	(3.04)	2.67	(2.20)		(1.27)	(0.97)
Total from investment operations	(1.52)	4.21	(0.61)	0.24		0.40
Less:
Dividends from net investment income	(1.55)	(1.47)	(1.52)		(1.52)	(1.28)
Net asset value, end of year	$16.10	$19.17	$16.43	$18.56		$19.84
Total return (c)	(8.08)%	26.67%	(2.98)%		1.28%	1.94%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$177,926	$183,067	$85,454	$74,259		$33,728
Ratio of gross expenses to average net assets	0.49%	0.52%	0.58%		0.58%	0.81%
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%		0.41%	0.40%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%		0.40%	0.40%
Ratio of net investment income to average net assets	8.85%	9.12%	9.87%		8.59%	7.38%
Portfolio turnover rate (d)	19%	23%	23%		20%	14%

	ChinaAMC China Bond ETF
	For the Year Ended April 30,			For the Period November 10 2014 (a) through April 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$22.16	$24.28	$24.94	$25.00
Income from investment operations:
Net investment income	0.74 (b)	0.21	0.70	0.29
Net realized and unrealized gain (loss) on investments	2.07	(1.64)	(0.65)		(0.12)
Total from investment operations	2.81	(1.43)	0.05	0.17
Less:
Dividends from net investment income	—	—	(0.37)		(0.15)
Return of capital	(0.83)	(0.69)	(0.34)		(0.08)
Total dividends	(0.83)	(0.69)	(0.71)		(0.23)
Net asset value, end of period	$24.14	$22.16	$24.28	$24.94
Total return (c)	12.94%	(6.00)%	0.20%	0.71	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,828	$6,649	$12,140	$19,955
Ratio of gross expenses to average net assets	2.59%	1.90%	1.12%	1.22	%(f)
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(f)
Ratio of net expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50	%(f)
Ratio of net investment income to average net assets	3.21%	3.04%	2.88%	2.61	%(f)
Portfolio turnover rate (d)	39%	9%	58%	58	%(e)

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

103

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	EM Investment Grade + BB Rated USD Sovereign Bond ETF
	For the Year Ended April 30, 2018	For the Period July 13, 2016 (a) through April 30, 2017
Net asset value, beginning of period	$24.37	$24.99
Income from investment operations:
Net investment income	0.83 (b)	0.56
Net realized and unrealized loss on investments	(0.78)	(0.68)
Total from investment operations	0.05	(0.12)
Less:
Dividends from net investment income	(0.84)	(0.50)
Net asset value, end of period	$23.58	$24.37
Total return (c)	0.13%	(0.44	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,792	$14,622
Ratio of gross expenses to average net assets	1.22%	1.11	%(e)
Ratio of net expenses to average net assets	0.40%	0.40	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40	%(e)
Ratio of net investment income to average net assets	3.41%	2.93	%(e)
Portfolio turnover rate (f)	24%	26	%(d)

	Emerging Markets Aggregate Bond ETF
	For the Year Ended April 30,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$21.64	$21.68		$22.41	$23.95	$26.43
Income from investment operations:
Net investment income	0.96 (b)	0.98		0.95	1.04	1.19
Net realized and unrealized gain (loss) on investments	(0.15)	(0.08)		(0.70)	(1.63)	(2.49)
Total from investment operations	0.81	0.90		0.25	(0.59)	(1.30)
Less:
Dividends from net investment income	(0.71)	(0.62)		(0.37)	(0.72)	(0.61)
Return of capital	(0.32)	(0.32)		(0.61)	(0.23)	(0.57)
Total dividends and distributions	(1.03)	(0.94)		(0.98)	(0.95)	(1.18)
Net asset value, end of year	$21.42	$21.64		$21.68	$22.41	$23.95
Total return (c)	3.78%	4.27%		1.33%	(2.52)%	(4.78)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$14,993	$15,150		$15,179	$17,928	$21,556
Ratio of gross expenses to average net assets	1.12%	1.26%		1.21%	1.01%	1.34%
Ratio of net expenses to average net assets	0.49%	0.49%		0.49%	0.49%	0.50%
Ratio of net expenses to average net assets excluding interest expense	0.49%	0.49%		0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	4.38%	4.60%		4.61%	4.41%	4.57%
Portfolio turnover rate (f)	20%	11%		13%	24%	58%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

104

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Emerging Markets High Yield Bond ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.86	$23.37	$24.51	$25.68	$26.86
Income from investment operations:
Net investment income	1.33 (a)	1.46	1.64	1.64	1.51
Net realized and unrealized gain (loss) on investments	(1.01)	1.50	(1.13)	(1.18)	(1.21)
Total from investment operations	0.32	2.96	0.51	0.46	0.30
Less:
Dividends from net investment income	(1.35)	(1.47)	(1.65)	(1.63)	(1.48)
Net asset value, end of year	$23.83	$24.86	$23.37	$24.51	$25.68
Total return (b)	1.28%	13.04%	2.38%	1.94%	1.34%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$371,678	$372,926	$247,709	$387,262	$339,021
Ratio of gross expenses to average net assets	0.45%	0.47%	0.50%	0.47%	0.53%
Ratio of net expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	5.43%	6.13%	6.93%	6.64%	6.05%
Portfolio turnover rate (c)	40%	39%	42%	35%	16%

	Fallen Angel High Yield Bond ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.65	$27.14	$27.66	$27.82	$27.54
Income from investment operations:
Net investment income	1.54 (a)	1.56	1.39	1.43	1.54
Net realized and unrealized gain (loss) on investments	(0.40)	2.62	(0.51)	0.17	0.37
Total from investment operations	1.14	4.18	0.88	1.60	1.91
Less:
Dividends from net investment income	(1.51)	(1.58)	(1.34)	(1.48)	(1.55)
Distributions from net realized capital gains	(0.09)	(0.09)	(0.06)	(0.28)	(0.08)
Total dividends and distributions	(1.60)	(1.67)	(1.40)	(1.76)	(1.63)
Net asset value, end of year	$29.19	$29.65	$27.14	$27.66	$27.82
Total return (b)	3.86%	15.86%	3.59%	5.98%	7.31%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,223,107	$855,380	$145,182	$26,279	$16,695
Ratio of gross expenses to average net assets	0.44%	0.46%	0.65%	0.90%	1.47%
Ratio of net expenses to average net assets	0.35%	0.35%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	5.16%	5.61%	6.27%	5.27%	5.72%
Portfolio turnover rate (c)	20%	32%	39%	50%	35%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

105

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Green Bond ETF
	For the Year Ended April 30, 2018	For the Period March 3, 2017 (a) through April 30, 2017
Net asset value, beginning of period	$25.44	$24.75
Income from investment operations:
Net investment income	0.29 (b)	0.04
Net realized and unrealized gain on investments	1.16	0.67
Total from investment operations	1.45	0.71
Less:
Dividends from net investment income	(0.35)		(0.02)
Distributions from net realized capital gains	0.00 (g)	—
Total dividends and distributions	(0.35)		(0.02)
Net asset value, end of period	$26.54	$25.44
Total return (c)	5.72%	2.86	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,254	$5,088
Ratio of gross expenses to average net assets	1.56%	5.49	%(e)
Ratio of net expenses to average net assets	0.40%	0.40	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40	%(e)
Ratio of net investment income to average net assets	1.10%	1.03	%(e)
Portfolio turnover rate (f)	26%	0	%(d)

	International High Yield Bond ETF
	For the Year Ended April 30,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$24.90	$24.20		$25.00	$27.73	$27.37
Income from investment operations:
Net investment income	1.07 (b)	1.24		1.30	1.32	1.66
Net realized and unrealized gain (loss) on investments	0.39	0.65		(0.80)	(2.67)	0.44
Total from investment operations	1.46	1.89		0.50	(1.35)	2.10
Less:
Dividends from net investment income	(1.02)		(0.83)	(1.00)	(1.09)	(1.69)
Distributions from net realized capital gains	—	—		—	—	(0.05)
Return of capital	(0.14)		(0.36)	(0.30)	(0.29)	—
Total dividends and distributions	(1.16)		(1.19)	(1.30)	(1.38)	(1.74)
Net asset value, end of year	$25.20	$24.90		$24.20	$25.00	$27.73
Total return (c)	5.91%		8.04%	2.29%	(4.94)%	8.06%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$171,358	$129,478		$130,686	$155,003	$160,853
Ratio of gross expenses to average net assets	0.52%		0.54%	0.61%	0.54%	0.58%
Ratio of net expenses to average net assets	0.40%		0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense	0.40%		0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.19%		4.95%	5.48%	5.13%	5.59%
Portfolio turnover rate (f)	41%		34%	20%	37%	27%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(g)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

106

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Investment Grade Floating Rate ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.14	$24.77	$24.94	$25.02	$24.95
Income from investment operations:
Net investment income	0.52 (a)	0.33	0.20	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.13	0.36	(0.18)	(0.07)	0.07
Total from investment operations	0.65	0.69	0.02	0.09	0.22
Less:
Dividends from net investment income	(0.47)	(0.32)	(0.19)	(0.16)	(0.15)
Distributions from net realized capital gains	—	—	—	(0.01)	—
Total dividends and distributions	(0.47)	(0.32)	(0.19)	(0.17)	(0.15)
Net asset value, end of year	$25.32	$25.14	$24.77	$24.94	$25.02
Total return (b)	2.59%	2.80%	0.10%	0.35%	0.88%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$377,199	$148,322	$79,273	$99,769	$97,584
Ratio of gross expenses to average net assets	0.41%	0.46%	0.48%	0.48%	0.54%
Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.17%	0.19%
Ratio of net expenses to average net assets excluding interest expense	0.14%	0.14%	0.14%	0.17%	0.19%
Ratio of net investment income to average net assets	2.06%	1.40%	0.81%	0.63%	0.62%
Portfolio turnover rate (c)	28%	46%	36%	33%	13%

	J.P. Morgan EM Local Currency Bond ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.62	$18.95	$20.55	$23.69	$27.56
Income from investment operations:
Net investment income	1.09 (a)	1.28	1.04 (a)	1.23	1.38
Net realized and unrealized gain (loss) on investments	0.20	(0.67)	(1.62)	(3.26)	(3.98)
Total from investment operations	1.29	0.61	(0.58)	(2.03)	(2.60)
Less:
Dividends from net investment income	(0.99)	(0.30)	—	(0.62)	(0.87)
Return of capital	(0.14)	(0.64)	(1.02)	(0.49)	(0.40)
Total dividends	(1.13)	(0.94)	(1.02)	(1.11)	(1.27)
Net asset value, end of year	$18.78	$18.62	$18.95	$20.55	$23.69
Total return (b)	7.05%	3.41%	(2.47)%	(8.85)%	(9.35)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$5,645,038	$3,354,751	$1,489,642	$1,093,524	$810,369
Ratio of gross expenses to average net assets	0.46%	0.48%	0.51%	0.49%	0.52%
Ratio of net expenses to average net assets	0.44%	0.47%	0.47%	0.47%	0.47%
Ratio of net expenses to average net assets excluding interest expense	0.44%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	5.69%	5.60%	5.69%	5.49%	5.47%
Portfolio turnover rate (c)	28%	37%	34%	36%	16%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

107

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Mortgage REIT Income ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.49	$20.03	$23.59	$24.40	$29.41
Income from investment operations:
Net investment income	1.70 (a)	1.81	2.12	2.03	3.06
Net realized and unrealized gain (loss) on investments	(1.59)	4.38	(3.71)	(0.55)	(4.85)
Total from investment operations	0.11	6.19	(1.59)	1.48	(1.79)
Less:
Dividends from net investment income	(1.81)	(1.73)	(1.90)	(2.29)	(2.61)
Return of capital	(0.08)	—	(0.07)	—	(0.61)
Total dividends and distributions	(1.89)	(1.73)	(1.97)	(2.29)	(3.22)
Net asset value, end of year	$22.71	$24.49	$20.03	$23.59	$24.40
Total return (b)	0.32%	32.15%	(6.66)%	6.23%	(4.87)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$131,732	$148,143	$96,150	$117,960	$106,140
Ratio of gross expenses to average net assets	0.49%	0.54%	0.57%	0.51%	0.60%
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	7.13%	8.25%	10.27%	8.65%	12.22%
Portfolio turnover rate (c)	21%	24%	16%	29%	26%

	Preferred Securities ex Financials ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.12	$20.34	$20.75	$20.70	$20.69
Income from investment operations:
Net investment income	1.10 (a)	1.15	1.20	1.22	1.25
Net realized and unrealized gain (loss) on investments	(0.98)	(0.19)	(0.48)	— (d)	— (d)
Total from investment operations	0.12	0.96	0.72	1.22	1.25
Less:
Dividends from net investment income	(1.14)	(1.18)	(1.13)	(1.17)	(1.24)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(1.15)	(1.18)	(1.13)	(1.17)	(1.24)
Net asset value, end of year	$19.09	$20.12	$20.34	$20.75	$20.70
Total return (b)	0.57%	4.88%	3.77%	6.08%	6.59%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$498,248	$437,716	$310,138	$287,354	$162,519
Ratio of gross expenses to average net assets	0.45%	0.46%	0.49%	0.47%	0.53%
Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.40%	0.40%
Ratio of net expenses to average net assets excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	5.57%	5.70%	6.05%	6.04%	6.40%
Portfolio turnover rate (c)	47%	31%	27%	16%	19%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Amount represents less than $0.005 per share

See Notes to Financial Statements

108

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2018

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2018, offers fifty-seven investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: BDC Income ETF (“BDC Income”), ChinaAMC China Bond ETF (“ChinaAMC China Bond”), EM Investment Grade + BB Rated USD Sovereign Bond ETF (“EM Investment Grade + BB Rated USD Sovereign Bond”), Emerging Markets Aggregate Bond ETF (“Emerging Markets Aggregate”), Emerging Markets High Yield Bond ETF (“Emerging Markets High Yield”), Fallen Angel High Yield Bond ETF (“Fallen Angel”), Green Bond ETF (“Green Bond”), International High Yield Bond ETF (“International High Yield”), Investment Grade Floating Rate ETF (“Investment Grade”), J.P. Morgan EM Local Currency Bond ETF (“J.P. Morgan EM”), Mortgage REIT Income ETF (“Mortgage REIT”) and Preferred Securities ex Financials ETF (“Preferred Securities”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The Funds (except BDC Income, Mortgage REIT and Preferred Securities) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC China Bond. ChinaAMC China Bond seeks to achieve its investment objective by primarily investing in bonds issued in the People’s Republic of China (“PRC”) via the Sub-Adviser. BDC Income, Mortgage REIT and Preferred Securities each seek to achieve their investment objective through a portfolio of securities in substantially the same weighting as their index.

The Funds respective indices are presented below:

Fund	Index
BDC Income	MVIS® US Business Development Companies Index*
ChinaAMC China Bond	ChinaBond China High Quality Bond Index
EM Investment Grade + BB Rated USD Sovereign Bond	J.P. Morgan Custom EM Investment Grade Plus BB-Rated Sovereign USD Bond Index
Emerging Markets Aggregate	MVIS® EM Aggregate Bond Index*
Emerging Markets High Yield	ICE BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index(1)
Fallen Angel	ICE BofA Merrill Lynch US Fallen Angel High Yield Index(1)
Green Bond	S&P Green Bond Select Index
International High Yield	ICE BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index(1)
Investment Grade	MVIS® US Investment Grade Floating Rate Index*
J.P. Morgan EM	J.P. Morgan GBI-EMG Core Index
Mortgage REIT	MVIS® Global Mortgage REITs Index(2)
Preferred Securities	Wells Fargo® Hybrid & Preferred Securities ex Financials Index

*	Published by MV Index Solutions GmbH, an indirect, wholly-owned subsidiary of the Adviser.
(1)	Index names changed from The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index, The BofA Merrill Lynch US Fallen Angel High Yield Index and The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index, to ICE BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index, ICE BofA Merrill Lynch US Fallen Angel High Yield Index and ICE BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index, respectively.
(2)	Index named changed from MVIS Global Mortgage REITs Index to MVIS US Mortgage REITs Index.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

109

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments where transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders.Therefore, no federal income tax provision is required.
110

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except BDC Income and Mortgage REIT, which are declared and paid quarterly). Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of April 30, 2018 are reflected in the Schedules of Investments.

G.	Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants are obligations of the issuer and are not secured by any collateral. Warrants may be exercised by the Funds during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at April 30, 2018, if any, are reflected in the Schedules of Investments.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at April 30, 2018 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of ex-dividend date. The Funds may record
111

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

distributions received in excess of income from certain underlying investments as a reduction of cost of investments and/or an increase in realized gains. Such amounts are based upon estimates if actual amounts are not available, and actual amounts of income, realized gains and return of capital may differ from estimated amounts. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

The character of distributions received from Real Estate Investment Trusts (“REITs”) and Business Development Corporations (“BDCs”) held by the Funds are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from these underlying investments based on historical data provided by the companies if actual amounts are not available. After each calendar year end, the REITs and BDCs report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

At April 30, 2018, ChinaAMC China Bond included $734 in cash denominated in foreign currency, at value on the Statements of Assets and Liabilities which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least September 1, 2018, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, and taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the period ended April 30, 2018.

The current expense limitations and management fee rates are as follows:

Fund	Expense Limitation		Management Fee Rate
BDC Income	0.40%		0.40%
ChinaAMC China Bond	0.50		0.40
EM Investment Grade + BB Rated USD Sovereign Bond	0.40		0.35
Emerging Markets Aggregate	0.49		0.35
Emerging Markets High Yield	0.40		0.40
Fallen Angel	0.35		0.40
Green Bond	0.40		0.35
International High Yield	0.40		0.40
Investment Grade	0.14		0.35
J.P. Morgan EM	0.42	*	0.35
Mortgage REIT	0.40		0.40
Preferred Securities	0.40		0.40

*	Effective March 29, 2018 the expense limitation for J.P. Morgan EM was reduced from 0.44% to 0.42%

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

112

Note 4—Investments—For the year ended April 30, 2018, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
BDC Income	$35,198,117	$34,606,736
ChinaAMC China Bond	1,706,524	4,035,198
EM Investment Grade + BB Rated USD Sovereign Bond	3,222,538	3,029,485
Emerging Markets Aggregate	3,215,915	2,954,545
Emerging Markets High Yield	168,794,610	141,272,496
Fallen Angel	754,787,047	212,404,995
Green Bond	14,651,074	2,853,771
International High Yield	68,568,087	61,384,207
Investment Grade	310,532,448	65,958,814
J.P. Morgan EM	2,835,895,199	1,232,389,982
Mortgage REIT	30,788,522	30,495,413
Preferred Securities	227,041,009	229,050,008

Note 5—Income Taxes—As of April 30, 2018, for Federal income tax purposes, the identified cost of investments owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BDC Income	$217,079,510	$1,909,154	$(19,224,776)	$(17,315,622)
ChinaAMC China Bond	4,176,257	73,536	(41,710)	31,826
EM Investment Grade + BB Rated USD Sovereign Bond	12,616,443	16,759	(648,736)	(631,977)
Emerging Markets Aggregate	15,796,444	425,475	(1,082,968)	(657,493)
Emerging Markets High Yield	407,284,020	3,479,488	(10,136,101)	(6,656,613)
Fallen Angel	1,306,000,270	16,484,055	(23,226,321)	(6,742,266)
Green Bond	16,938,666	473,040	(253,873)	219,167
International High Yield	185,696,090	4,150,034	(5,033,873)	(883,839)
Investment Grade	384,431,917	1,693,978	(143,265)	1,550,713
J.P. Morgan EM	5,670,263,734	168,310,486	(265,511,508)	(97,201,022)
Mortgage REIT	144,453,232	2,477,791	(10,282,402)	(7,804,611)
Preferred Securities	545,929,485	8,723,920	(35,126,820)	(26,402,900)

At April 30, 2018, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Late-Year and Post- October Losses Deferred	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
BDC Income	$403,866	$(13,841,293)	$—	$(2,596)	$(17,315,622)	$(30,755,645)
ChinaAMC China Bond	—	(37,575)	(30,492)	(161)	40,192	(28,036)
EM Investment Grade + BB Rated USD Sovereign Bond	36,643	(103,915)	—	(52)	(631,978)	(699,302)
Emerging Markets Aggregate	—	(1,826,453)	(230,556)	(1,267)	(662,419)	(2,720,695)
Emerging Markets High Yield	1,926,265	(39,044,157)	—	(23,923)	(6,656,612)	(43,798,427)
Fallen Angel	4,687,490	—	(215,895)	(4,298)	(6,742,266)	(2,274,969)
Green Bond	51,990	—	(9,734)	(22)	217,998	260,232
International High Yield	—	(6,538,338)	—	(21,166)	(885,294)	(7,444,798)
Investment Grade	739,477	—	—	(5,837)	1,550,713	2,284,353
J.P. Morgan EM	—	(29,181,376)	—	(109,018)	(99,429,275)	(128,719,669)
Mortgage REIT	—	(28,427,532)	—	(8,681)	(7,804,495)	(36,240,708)
Preferred Securities	—	(22,056,601)	—	(1,721,850)	(26,402,900)	(50,181,351)

*	Late-year losses represent ordinary losses incurred after December 31, 2017, and Post-October losses represent certain ordinary and /or capital losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Funds’ next taxable year.
113

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends paid to shareholders during the years ended April 30, 2018 and April 30, 2017 were as follows:

	April 30, 2018				April 30, 2017
Fund	Ordinary Income		Long-Term Capital Gains	Return of Capital	Ordinary Income		Long-Term Capital Gains	Return of Capital
BDC Income	$16,864,170		$—	$—	$10,221,190		$—	$—
ChinaAMC China Bond	—		—	172,450	—		—	243,320
EM Investment Grade + BB Rated USD Sovereign Bond	441,240		—	—	301,020		—	—
Emerging Markets Aggregate	498,718		—	225,432	429,846		—	226,334
Emerging Markets High Yield	19,986,740		—	—	19,269,040		—	—
Fallen Angel	56,099,560	*	692,000	—	22,967,945	*	132,620	—
Green Bond	141,820	*	—	—	3,300		—	—
International High Yield	6,003,821		—	951,959	4,625,006		—	2,034,794
Investment Grade	4,284,650		—	—	1,118,580		—	—
J.P. Morgan EM	227,606,627		—	43,548,533	32,790,499		—	79,569,141
Mortgage REIT	10,915,551		—	449,699	8,294,740		—	—
Preferred Securities	28,076,858		—	208,987	24,396,400		—	—

*	Includes short-term capital gains.

At April 30, 2018, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
BDC Income	$(4,207,948)	$(9,633,345)	$(13,841,293)
ChinaAMC China Bond	(24,600)	(12,975)	(37,575)
EM Investment Grade + BB Rated USD Sovereign Bond	(96,435)	(7,480)	(103,915)
Emerging Markets Aggregate	(1,577,363)	(249,090)	(1,826,453)
Emerging Markets High Yield	(7,556,812)	(31,487,345)	(39,044,157)
International High Yield	(357,471)	(6,180,867)	(6,538,338)
J.P. Morgan EM	(9,283,383)	(19,897,993)	(29,181,376)
Mortgage REIT	(2,493,222)	(25,934,310)	(28,427,532)
Preferred Securities	(7,721,519)	(14,335,082)	(22,056,601)

During the year ended April 30, 2018, Investment Grade utilized $128,457 of its capital loss carryforward available from previous years.

During the period ended April 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment of foreign currency gains and losses, the tax treatment of in-kind redemptions, net operating losses, deemed distributions on shareholder redemptions, trust preferred securities, contingent payment debt instruments, paydowns and partnership investments, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

114

Fund	Increase (Decrease) in Accumulated Net Investment Income/(Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
BDC Income	$256,884	$(1,685,157)	$1,428,273
ChinaAMC China Bond	(151,512)	293,148	(141,636)
EM Investment Grade + BB Rated USD Sovereign Bond	3,914	38,326	(42,240)
Emerging Markets Aggregate	(348,852)	348,852	—
Emerging Markets High Yield	9,105	(2,750,103)	2,740,998
Fallen Angel	—	(16,830,316)	16,830,316
Green Bond	68,752	(68,752)	—
International High Yield	112,691	(1,377,615)	1,264,924
Investment Grade	—	(94,442)	94,442
J.P. Morgan EM	(26,020,790)	14,341,002	11,679,788
Mortgage REIT	128,255	(4,352,277)	4,224,022
Preferred Securities	(119,959)	54,982	64,977

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2018, the Funds did not incur any interest or penalties.

There are still some uncertainties in the People Republic of China (“PRC”) tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for ChinaAMC China Bond. On the basis that nonresidents enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises, China generally imposes Withholding Income Tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on dividends and interest derived by nonresidents, including Qualified Foreign Institutional Investors (“QFII”) and Renminbi Qualified Foreign Institutional Investors (“RQFIIs”), from issuers resident in the PRC. Interest received by nonresidents from PRC government bonds issued by the PRC Ministry of Finance (“MOF”) or local government bonds is exempt from WHT. The term “local government bonds” refers to bonds which are approved by the PRC State Council to be issued by governments of provinces, autonomous regions, municipalities directly under the PRC government or municipalities separately listed on the state plan.

Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. ChinaAMC China Bond currently considers capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains.

PRC rules for taxation of RQFIIs (and QFIIs), as well as nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by QFIIs, RQFIIs and other nonresident investors from PRC bonds, and / or begin collecting WHT on interest and gains from such investments, ChinaAMC China Bond could be subject to WHT liabilities. The impact of any such tax liability, as well as the potential late payment interest and penalties associated with the underpaid PRC taxes, on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax (including late payment interest and penalties) that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

115

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6—Capital Share Transactions—As of April 30, 2018, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), or multiples thereof, as follows:

Fund	Creation Units
BDC Income	50,000
ChinaAMC China Bond	100,000
EM Investment Grade + BB Rated USD Sovereign Bond	100,000
Emerging Markets Aggregate	50,000
Emerging Markets High Yield	200,000
Fallen Angel	50,000
Green Bond*	50,000
International High Yield	200,000
Investment Grade	100,000
J.P. Morgan EM	200,000
Mortgage REIT	50,000
Preferred Securities	50,000

*	Effective September 1, 2017 Green Bond creation units changed from 100,000 to 50,000 shares

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended April 30, 2018, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
BDC Income	$50,876,545	$23,584,529
ChinaAMC China Bond	—	—
EM Investment Grade + BB Rated USD Sovereign Bond	—	2,420,008
Emerging Markets Aggregate	—	—
Emerging Markets High Yield	69,717,068	79,366,426
Fallen Angel	24,808,098	180,847,673
Green Bond	—	—
International High Yield	53,703,083	18,951,859
Investment Grade	—	17,706,325
J.P. Morgan EM	937,247,728	190,233,697
Mortgage REIT	26,604,205	32,220,358
Preferred Securities	103,782,137	16,441,116

This table represents the accumulation of each Fund’s daily net in-kind shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

116

Note 7—Concentration and Other Risks—Each Fund (except BDC Income, Emerging Markets High Yield, Fallen Angel, and International High Yield) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Investments in certain Funds involve risks similar to those of investing in any bond fund, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Funds (except ChinaAMC China Bond, Investment Grade, Mortgage REIT and Preferred Securities) may directly or indirectly invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. These Funds may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

BDC Income invests in business development companies which generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.

ChinaAMC China Bond, EM Investment Grade + BB Rated USD Sovereign Bond, Emerging Markets Aggregate, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Investment Grade and J.P. Morgan EM invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Funds may have significant investments in foreign debt securities, they may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Green Bond may invest in bonds whose proceeds are used principally for climate mitigation, climate adaption or other environmentally beneficial projects. Some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies.

Mortgage REIT invests directly in mortgage real estate investment trusts (“mortgage REITs”) and is exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk.

Mortgage REIT may invest in mortgage REITs that may trade at a discount or premium to their net asset value.

Preferred Securities invests in preferred securities which are essentially contractual obligations that declare distributions but permit the issuer to defer or suspend distributions. This may require the Fund to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are also subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. In addition, preferred securities are subject to interest rate risk. Preferred securities interest rates may move in an inverse direction to that of general interest rates.

Preferred Securities may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Should the Chinese government impose restrictions on the ability of ChinaAMC China Bond to repatriate funds associated with direct investment in bonds issued in the PRC, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

117

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

As a result of certain events the United States and the EU have imposed sanctions on certain Russian individuals and companies. On April 6th, 2018 the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) designated additional entities to be added to the Specially Designated Nationals and Blocked Persons List (SDN List). The Emerging Markets High Yield and International High Yield Funds hold Rusal Capital Dac which was impacted by this designation and is reflected as illiquid on the Funds’ Schedules of Investments. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

At April 30, 2018, the Adviser owned approximately 77% and 57% of EM Investment Grade + BB Rated USD Sovereign Bond and Emerging Markets Aggregate, respectively.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

For each Fund, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and collateral earned are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at April 30, 2018 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents repurchase agreements held as collateral by type of security on loan pledged as of April 30, 2018:

Fund	Corporate Bonds	Equity Securities	Foreign Government Obligations	Gross amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
BDC Income	$—	$21,530,653	$—	$21,530,653
EM Investment Grade + BB Rated USD Sovereign Bond	284,220	—	—	284,220
Emerging Markets Aggregate	259,430	—	118,149	377,579
Emerging Markets High Yield	27,716,592	—	—	27,716,592
Fallen Angel	96,021,843	—	—	96,021,843
Green Bond	104,000	—	—	104,000
International High Yield	15,381,037	—	—	15,381,037
Investment Grade	7,540,652	—	—	7,540,652
J.P. Morgan EM	—	—	37,088,002	37,088,002
Mortgage REIT	—	4,389,906	—	4,389,906
Preferred Securities	—	22,557,525	—	22,557,525

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or

118

redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2018, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of April 30, 2018
BDC Income	338	$844,816	2.65%	$474,884
Green Bond	7	129,895	2.56	—
International High Yield	14	282,975	2.54	—
Investment Grade	9	287,163	2.59	—
J.P. Morgan EM	73	1,077,851	2.63	6,047,298
Mortgage REIT	146	1,196,766	2.67	—
Preferred Securities	145	3,342,673	2.66	8,805,605

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2018, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statement of Operations.

Note 12—Recent Accounting Pronouncements and Regulatory Requirements—Tax reform legislation, commonly known as the Tax Cuts and Jobs Act (the “Act’), was enacted on December 22, 2017. Under the Act, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently there is not a mechanism for RICs to pass through the 20% deduction to shareholders, although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such dividends and taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income.

The Financial Accounting Standards Board issued an Accounting Standards Update ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, that shortens the amortization period for certain purchased callable debt securities held at premium to the earliest call date. The new guidance does not change the accounting for purchased callable debt securities held at a discount. The guidance is effective for public business entities for fiscal years beginning after 15 December 2018, and interim periods within those years. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Note 13—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective June 8, 2018, the management fee for J.P. Morgan EM was reduced from 0.35% to 0.27% of the Fund’s average daily net assets. The Fund’s expense limitation was reduced from 0.42% to 0.30% of average daily net assets until at least September 1, 2019.

Effective June 8, 2018, the expense limitation for Emerging Markets Aggregate was reduced from 0.49% to 0.35% of the Fund’s average daily net assets until at least September 1, 2019.

On May 1, 2018, OFAC issued General License 13A, which allowed divestitures of debt positions of Rusal Capital DAC. As of May 22, 2018, Emerging Markets High Yield and International High Yield no longer hold these positions.

119

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BDC Income ETF, ChinaAMC China Bond ETF, EM Investment Grade + BB Rated USD Sovereign Bond ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, Green Bond ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, J.P. Morgan EM Local Currency Bond ETF, Mortgage REIT Income ETF and Preferred Securities ex Financials ETF (collectively referred to as the “Funds”) (twelve of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of April 30, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the funds constituting VanEck Vectors ETF Trust) at April 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
BDC Income ETF	For the year ended April 30, 2018	For each of the two years in the period ended April 30, 2018	For each of the five years in the period ended April 30, 2018

ChinaAMC China Bond ETF	For the year ended April 30, 2018	For each of the two years in the period ended April 30, 2018	For each of the three years in the period ended April 30, 2018 and the period from November 10, 2014 (commencement of operations) through April 30, 2015

EM Investment Grade + BB Rated USD Sovereign Bond ETF	For the year ended April 30, 2018	For the year ended April 30, 2018 and the period from July 13, 2016 (commencement of operations) through April 30, 2017	For the year ended April 30, 2018 and the period from July 13, 2016 (commencement of operations) through April 30, 2017

Emerging Markets Aggregate Bond ETF Emerging Markets High Yield Bond ETF Fallen Angel High Yield Bond ETF	For the year ended April 30, 2018	For each of the two years in the period ended April 30, 2018	For each of the five years in the period ended April 30, 2018

Green Bond ETF	For the year ended April 30, 2018	For the year ended April 30, 2018 and the period from March 5, 2017 (commencement of operations) through April 30, 2017	For the year ended April 30, 2018 and the period from March 3, 2017 (commencement of operations) through April 30, 2017
120

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
International High Yield Bond ETF Investment Grade Floating Rate ETF J.P. Morgan EM Local Currency Bond ETF Mortgage REIT Income ETF Preferred Securities ex Financials ETF	For the year ended April 30, 2018	For each of the two years in the period ended April 30, 2018	For each of the five years in the period ended April 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

June 26, 2018

121

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

RETURN OF CAPITAL, FOREIGN SOURCE INCOME & FOREIGN TAX CREDITS

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be sent to them in early 2019.

The Funds listed below paid distributions during the taxable year ended April 30, 2018 that were considered to be a return of capital.

A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should multiply the per share amount of each of the respective distributions by the number of shares held at each of the respective record dates.

Additionally, EMAG, IHY and EMLC have qualified to “pass-through” the foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. These deductions or credits may be subject to limitations under the tax law. The information below is provided to assist you in computing your foreign tax credit. Please consult your tax advisor regarding the appropriate treatment of foreign source income and foreign taxes.

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Total Distribution Paid Per Share	Income Dividends	Foreign Taxes Paid	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income(1)	Return of Capital (Non Dividend) Distribution
VanEck Vectors® ChinaAMC China Bond ETF	CBON	05/03/2017	05/01/2017	05/05/2017	$0.057300	$—	$—	$—	—	$0.057300
VanEck Vectors® ChinaAMC China Bond ETF	CBON	06/05/2017	06/01/2017	06/07/2017	0.098100	—	—	—	—	0.098100
VanEck Vectors® ChinaAMC China Bond ETF	CBON	07/06/2017	07/03/2017	07/10/2017	0.059600	—	—	—	—	0.059600
VanEck Vectors® ChinaAMC China Bond ETF	CBON	08/03/2017	08/01/2017	08/07/2017	0.060000	—	—	—	—	0.060000
VanEck Vectors® ChinaAMC China Bond ETF	CBON	09/06/2017	09/01/2017	09/08/2017	0.062200	—	—	—	—	0.062200
VanEck Vectors® ChinaAMC China Bond ETF	CBON	10/03/2017	10/02/2017	10/06/2017	0.063500	—	—	—	—	0.063500
VanEck Vectors® ChinaAMC China Bond ETF	CBON	11/02/2017	11/01/2017	11/07/2017	0.062300	—	—	—	—	0.062300
VanEck Vectors® ChinaAMC China Bond ETF	CBON	12/04/2017	12/01/2017	12/07/2017	0.057100	—	—	—	—	0.057100
VanEck Vectors® ChinaAMC China Bond ETF	CBON	12/28/2017	12/27/2017	01/03/2018	0.062300	—	—	—	—	0.062300
VanEck Vectors® ChinaAMC China Bond ETF	CBON	02/02/2018	02/01/2018	02/07/2018	0.063800	—	—	—	—	0.063800
VanEck Vectors® ChinaAMC China Bond ETF	CBON	03/02/2018	03/01/2018	03/07/2018	0.060300	—	—	—	—	0.060300
VanEck Vectors® ChinaAMC China Bond ETF	CBON	04/03/2018	04/02/2018	04/06/2018	0.064200	—	—	—	—	0.064200
VanEck Vectors® ChinaAMC China Bond ETF	CBON	04/25/2018	04/24/2018	04/30/2018	0.062900	—	—	—	—	0.062900
VanEck Vectors® ChinaAMC China Bond ETF Total					$0.833600	$—	$—	$—	—	$0.833600
122

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Total Distribution Paid Per Share	Income Dividends	Foreign Taxes Paid	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income(1)	Return of Capital (Non Dividend) Distribution
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	05/03/2017	05/01/2017	05/05/2017	$0.075900	$0.061659	$0.001942	$0.063601	100.00%	$0.014241
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	06/05/2017	06/01/2017	06/07/2017	0.089200	0.072464	0.002282	0.074746	100.00%	0.016736
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	07/06/2017	07/03/2017	07/10/2017	0.092000	0.074738	0.002354	0.077092	100.00%	0.017262
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	08/03/2017	08/01/2017	08/07/2017	0.087200	0.070839	0.002231	0.073070	100.00%	0.016361
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	09/06/2017	09/01/2017	09/08/2017	0.078900	0.064096	0.002019	0.066115	100.00%	0.014804
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	10/03/2017	10/02/2017	10/06/2017	0.083200	0.067590	0.002129	0.069719	100.00%	0.015610
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	11/02/2017	11/01/2017	11/07/2017	0.070400	0.057191	0.001801	0.058992	100.00%	0.013209
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	12/04/2017	12/01/2017	12/07/2017	0.074500	0.060522	0.001906	0.062428	100.00%	0.013978
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	12/28/2017	12/27/2017	01/03/2018	0.091100	0.074007	0.002331	0.076338	100.00%	0.017093
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	02/02/2018	02/01/2018	02/07/2018	0.075100	0.029030	0.002113	0.031143	100.00%	0.046070
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	03/02/2018	03/01/2018	03/07/2018	0.051100	0.019753	0.001438	0.021191	100.00%	0.031347
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	04/03/2018	04/02/2018	04/06/2018	0.082100	0.031736	0.002310	0.034046	100.00%	0.050364
VanEck Vectors® Emerging Markets Aggregate Bond ETF	EMAG	04/25/2018	04/24/2018	04/30/2018	0.083800	0.032393	0.002358	0.034751	100.00%	0.051407
VanEck Vectors® Emerging Markets Aggregate Bond ETF Total					$1.034500	$0.716018	$0.027214	$0.743232	100.00%	$0.318482
VanEck Vectors® International High Yield Bond ETF	IHY	05/03/2017	05/01/2017	05/05/2017	$0.087000	$0.087000	$0.001393	$0.088393	100.00%	$—
VanEck Vectors® International High Yield Bond ETF	IHY	06/05/2017	06/01/2017	06/07/2017	0.101200	0.101200	0.001620	0.102820	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	07/06/2017	07/03/2017	07/10/2017	0.094600	0.094600	0.001515	0.096115	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	08/03/2017	08/01/2017	08/07/2017	0.091000	0.091000	0.001457	0.092457	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	09/06/2017	09/01/2017	09/08/2017	0.096300	0.096300	0.001542	0.097842	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	10/03/2017	10/02/2017	10/06/2017	0.076200	0.076200	0.001220	0.077420	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	11/02/2017	11/01/2017	11/07/2017	0.092100	0.092100	0.001475	0.093575	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	12/04/2017	12/01/2017	12/07/2017	0.089400	0.089400	0.001432	0.090832	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	12/28/2017	12/27/2017	01/03/2018	0.093700	0.093700	0.001500	0.095200	100.00%	—
VanEck Vectors® International High Yield Bond ETF	IHY	02/02/2018	02/01/2018	02/07/2018	0.098000	0.056000	0.000077	0.056077	100.00%	0.042000
VanEck Vectors® International High Yield Bond ETF	IHY	03/02/2018	03/01/2018	03/07/2018	0.061700	0.035257	0.000048	0.035305	100.00%	0.026443
VanEck Vectors® International High Yield Bond ETF	IHY	04/03/2018	04/02/2018	04/06/2018	0.088600	0.050629	0.000069	0.050698	100.00%	0.037971
VanEck Vectors® International High Yield Bond ETF	IHY	04/25/2018	04/24/2018	04/30/2018	0.087000	0.049714	0.000068	0.049782	100.00%	0.037286
VanEck Vectors® International High Yield Bond ETF Total					$1.156800	$1.013100	$0.013416	$1.026516	100.00%	$0.143700
123

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited) (continued)

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Total Distribution Paid Per Share	Income Dividends	Foreign Taxes Paid	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income(1)	Return of Capital (Non Dividend) Distribution
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	05/03/2017	05/01/2017	05/05/2017	$0.082200	$0.082200	$0.001956	$0.084156	100.00%	$—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	06/05/2017	06/01/2017	06/07/2017	0.089400	0.089400	0.002128	0.091528	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	07/06/2017	07/03/2017	07/10/2017	0.084100	0.084100	0.002002	0.086102	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	08/03/2017	08/01/2017	08/07/2017	0.086800	0.086800	0.002066	0.088866	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	09/06/2017	09/01/2017	09/08/2017	0.085000	0.085000	0.002023	0.087023	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	10/03/2017	10/02/2017	10/06/2017	0.089400	0.089400	0.002128	0.091528	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	11/02/2017	11/01/2017	11/07/2017	0.092100	0.092100	0.002192	0.094292	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	12/04/2017	12/01/2017	12/07/2017	0.085200	0.085200	0.002028	0.087228	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	12/28/2017	12/27/2017	01/03/2018	0.083600	0.083600	0.001990	0.085590	100.00%	—
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	02/02/2018	02/01/2018	02/07/2018	0.086800	0.051209	0.004081	0.055290	100.00%	0.035591
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	03/02/2018	03/01/2018	03/07/2018	0.087000	0.051327	0.004091	0.055418	100.00%	0.035673
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	04/03/2018	04/02/2018	04/06/2018	0.091700	0.054100	0.004312	0.058412	100.00%	0.037600
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	EMLC	04/25/2018	04/24/2018	04/30/2018	0.091200	0.053805	0.004288	0.058093	100.00%	0.037395
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF Total					$1.134500	$0.988241	$0.035285	$1.023526	100.00%	$0.146259

(1)	To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.
124

RETURN OF CAPITAL, QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION & LONG-TERM CAPITAL GAINS

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be sent to them in early 2019.

A portion of the distributions paid by MORT and PFXF are considered a return of capital. A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead, should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should multiply the per share amount of each of the respective distributions by the number of shares held on each of the respective record dates.

All or a portion of a shareholder’s ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. The table below provides a summary of the per share QDI amounts for the taxable year ended April 30, 2018. This data is being provided for informational purposes only. If a fund pays more than one distribution during the year, the amount that will be reported in Box 1b of a shareholder’s 2018 Form 1099-DIV will be based on the QDI percentage specific to each distribution. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return.

To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

QDI information does not apply to shareholders that are corporations for U.S. tax purposes. Corporate shareholders should use the information regarding the Dividends Received Deduction or DRD. The table below provides a summary of the percentage of total ordinary income qualifying for the dividends received deduction or DRD for the taxable year ended April 30, 2018. This data is being provided to corporate shareholders in order for them to compute their share of dividends qualifying for the DRD for corporations. To determine your share of income eligible for the DRD, multiply the per share amounts shown below times DRD percentage indicated times the number of shares you held on the record date of each distribution.

To treat a dividend as qualifying for the DRD, shareholders must have held shares on which the dividend was paid for at least 46 days during the 91-day period beginning 45 days before the ex-dividend date of the distribution. Please consult your tax advisor for additional information regarding the treatment of these distributions.

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Total Distribution Per Share	Return of Capital (Non Dividend) Distribution	Ordinary Income Dividends	Percent of Ordinary Income Dividends that are QDI Eligible	Percent of Ordinary Income Dividends that are DRD Eligible
VanEck Vectors® BDC Income ETF	BIZD	07/06/2017	07/03/2017	07/10/2017	$0.370000	$—	$0.370000	0.90%	—
VanEck Vectors® BDC Income ETF	BIZD	10/03/2017	10/02/2017	10/06/2017	0.374100	—	0.374100	0.90%	—
VanEck Vectors® BDC Income ETF	BIZD	12/28/2017	12/27/2017	01/03/2018	0.425000	—	0.425000	0.90%	—
VanEck Vectors® BDC Income ETF	BIZD	04/03/2018	04/02/2018	04/06/2018	0.383000	—	0.383000	0.99%	—
VanEck Vectors® BDC Income ETF Total					$1.552100	$—	$1.552100	0.92%	—
VanEck Vectors® Mortgage REIT Income ETF	MORT	07/06/2017	07/03/2017	07/10/2017	$0.386100	$—	$0.386100	2.31%	—
VanEck Vectors® Mortgage REIT Income ETF	MORT	10/03/2017	10/02/2017	10/06/2017	0.465000	—	0.465000	2.31%	—
VanEck Vectors® Mortgage REIT Income ETF	MORT	12/28/2017	12/27/2017	01/03/2018	0.612000	—	0.612000	2.31%	—
VanEck Vectors® Mortgage REIT
Income ETF	MORT	04/03/2018	04/02/2018	04/06/2018	0.423700	0.078209	0.345491	3.08%	—
VanEck Vectors® Mortgage REIT Income ETF Total					$1.886800	$0.078209	$1.808591	2.46%	—
125

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited) (continued)

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Total Distribution Per Share	Return of Capital (Non Dividend) Distribution	Ordinary Income Dividends	Percent of Ordinary Income Dividends that are QDI Eligible	Percent of Ordinary Income Dividends that are DRD Eligible
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	05/03/2017	05/01/2017	05/05/2017	$0.069000	$—	$0.069000	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	06/05/2017	06/01/2017	06/07/2017	0.089600	—	0.089600	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	07/06/2017	07/03/2017	07/10/2017	0.108000	—	0.108000	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	08/03/2017	08/01/2017	08/07/2017	0.102100	—	0.102100	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	09/06/2017	09/01/2017	09/08/2017	0.088300	—	0.088300	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	10/03/2017	10/02/2017	10/06/2017	0.122200	—	0.122200	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	11/02/2017	11/01/2017	11/07/2017	0.077100	—	0.077100	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	12/04/2017	12/01/2017	12/07/2017	0.100000	—	0.100000	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	12/28/2017	12/27/2017	01/03/2018	0.103100	—	0.103100	8.04%	8.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	02/02/2018	02/01/2018	02/07/2018	0.087800	0.002406	0.085394	11.02%	11.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	03/02/2018	03/01/2018	03/07/2018	0.090300	0.002474	0.087826	11.02%	11.13%
VanEck Vectors® Preferred Securities ex Financials ETF	PFXF	04/03/2018	04/02/2018	04/06/2018	0.113100	0.003099	0.110001	11.02%	11.13%
VanEck Vectors® Preferred Securities ex Financials ETF Total					$1.150600	$0.007979	$1.142621	8.78%	8.87%

LONG TERM CAPITAL GAINS

The Fund listed below paid distributions during the taxable year ended April 30, 2018 that were considered to be long-term capital gains.

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Long-Term Capital Gains Paid Per Share
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	12/28/2017	12/27/2017	01/03/2018	0.017300
126

QUALIFIED INTEREST INCOME & QUALIFIED SHORT-TERM CAPITAL GAINS FOR NON-U.S. SHAREHOLDERS

The information set forth below is for each Fund’s fiscal year. Shareholders, however, typically report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be provided in early 2019.

The Funds listed below paid distributions during the taxable year ended April 30, 2018 that were considered to be Qualified Interest Income (“QII”) and Qualified Short-Term Capital Gains (“QSTG”). These distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation. Please consult your tax advisor for additional information regarding the treatment of these distributions.

Fund Name	Ticker Symbol	Record Date	Ex Dividend Date	Payable Date	Total Ordinary Income Distribution Paid Per Share	Qualified Interest Income (QII)	Qualified Short-Term Capital Gains (QSTG)
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	05/03/2017	05/01/2017	05/05/2017	$0.114300	$0.073152	$—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	06/05/2017	06/01/2017	06/07/2017	0.127600	0.081664	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	07/06/2017	07/03/2017	07/10/2017	0.131000	0.083840	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	08/03/2017	08/01/2017	08/07/2017	0.126900	0.081216	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	09/06/2017	09/01/2017	09/08/2017	0.122300	0.078272	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	10/03/2017	10/02/2017	10/06/2017	0.121200	0.077568	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	11/02/2017	11/01/2017	11/07/2017	0.126800	0.081152	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	12/04/2017	12/01/2017	12/07/2017	0.121900	0.078016	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	12/28/2017	12/27/2017	01/03/2018	0.201600	0.085312	0.068300
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	02/02/2018	02/01/2018	02/07/2018	0.130300	0.083392	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	03/02/2018	03/01/2018	03/07/2018	0.118700	0.075968	—
VanEck Vectors® Fallen Angel High Yield Bond ETF	ANGL	04/03/2018	04/02/2018	04/06/2018	0.133200	0.085248	—
VanEck Vectors® Fallen Angel High Yield Bond ETF Total					$1.575800	$0.964800	$0.068300

VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	05/03/2017	05/01/2017	05/05/2017	$0.032200	$0.019320	$—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	06/05/2017	06/01/2017	06/07/2017	0.035500	0.021300	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	07/06/2017	07/03/2017	07/10/2017	0.035600	0.021360	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	08/03/2017	08/01/2017	08/07/2017	0.036800	0.022080	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	09/06/2017	09/01/2017	09/08/2017	0.037000	0.022200	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	10/03/2017	10/02/2017	10/06/2017	0.037900	0.022740	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	11/02/2017	11/01/2017	11/07/2017	0.039700	0.023820	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	12/04/2017	12/01/2017	12/07/2017	0.041200	0.024720	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	12/28/2017	12/27/2017	01/03/2018	0.040700	0.024420	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	02/02/2018	02/01/2018	02/07/2018	0.038200	0.021774	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	03/02/2018	03/01/2018	03/07/2018	0.041100	0.023427	—
VanEck Vectors® Investment Grade Floating Rate ETF	FLTR	04/03/2018	04/02/2018	04/06/2018	0.050100	0.028557	—
VanEck Vectors® Investment Grade Floating Rate ETF Total					$0.466000	$0.275718	$—

VanEck Vectors® Green Bond ETF	GRNB	05/03/2017	05/01/2017	05/05/2017	$0.023700	$0.002370	$—
VanEck Vectors® Green Bond ETF	GRNB	06/05/2017	06/01/2017	06/07/2017	0.024100	0.002410	—
VanEck Vectors® Green Bond ETF	GRNB	07/06/2017	07/03/2017	07/10/2017	0.015600	0.001560	—
VanEck Vectors® Green Bond ETF	GRNB	08/03/2017	08/01/2017	08/07/2017	0.024000	0.002400	—
VanEck Vectors® Green Bond ETF	GRNB	09/06/2017	09/01/2017	09/08/2017	0.017300	0.001730	—
VanEck Vectors® Green Bond ETF	GRNB	10/03/2017	10/02/2017	10/06/2017	0.021200	0.002120	—
VanEck Vectors® Green Bond ETF	GRNB	11/02/2017	11/01/2017	11/07/2017	0.025100	0.002510	—
VanEck Vectors® Green Bond ETF	GRNB	12/04/2017	12/01/2017	12/07/2017	0.104700	0.010470	—
VanEck Vectors® Green Bond ETF	GRNB	12/28/2017	12/27/2017	01/03/2018	0.023200	0.002020	0.003000
VanEck Vectors® Green Bond ETF	GRNB	02/02/2018	02/01/2018	02/07/2018	0.026700	0.002403	—
VanEck Vectors® Green Bond ETF	GRNB	03/02/2018	03/01/2018	03/07/2018	0.023400	0.002106	—
VanEck Vectors® Green Bond ETF	GRNB	04/03/2018	04/02/2018	04/06/2018	0.025400	0.002286	—
VanEck Vectors® Green Bond ETF Total					$0.354400	$0.034385	$0.003000
127

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2018 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	57	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex,[4] January 2016 to present and currently Chairman of the Risk and Compliance Committee.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	68	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (online brokerage firm), February 2009 to January 2012.	57	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	68	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.	57	Director, National Committee on US-China Relations.

1	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
128

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe for VanEck Vectors ETFs (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).

Arian Neiron, 1979	Assistant Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Adam Phillips, 1970	Vice President	Since February 2018	Chief Operating Officer for VanEck Vectors ETFs (since 2012).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).
129

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2018 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
130

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INCOMEAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably designed as described in this
     Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     April 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended April 30, 2018 and
     April 30, 2017, were $497,260 and $554,520, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     April 30, 2018 and April 30, 2017, were $391,843 and $326,456, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END
  MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date July 9, 2018
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date July 9, 2018
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date July 9, 2018
     ----------------